UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	04/30/20

Item 1.	Reports to Stockholders.

Semiannual Report to Shareholders	April 30, 2020

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ∎ C: CPNCX ∎ R: CPNRX ∎ Y: CPNYX ∎ R5: CPNFX ∎ R6: CPNSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
18	Financial Statements
21	Financial Highlights
22	Notes to Financial Statements
28	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services

Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

2                      Invesco All Cap Market Neutral Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.22%
Class C Shares	-6.56
Class R Shares	-6.33
Class Y Shares	-5.99
Class R5 Shares	-6.10
Class R6 Shares	-5.97
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.76
Lipper Alternative Equity Market Neutral Funds Index ∎ (Peer Group Index)	-3.89

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-1.81%
5 Years	-2.70
1 Year	-9.67

Class C Shares
Inception (12/17/13)	-1.69%
5 Years	-2.36
1 Year	-6.23

Class R Shares
Inception (12/17/13)	-1.18%
5 Years	-1.85
1 Year	-4.82

Class Y Shares
Inception (12/17/13)	-0.68%
5 Years	-1.35
1 Year	-4.12

Class R5 Shares
Inception (12/17/13)	-0.64%
5 Years	-1.30
1 Year	-4.24

Class R6 Shares
Inception (12/17/13)	-0.64%
5 Years	-1.30
1 Year	-4.11

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco All Cap Market Neutral Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.77%
Advertising–0.94%
Cardlytics, Inc.(b)	4,000	$179,800

Fluent, Inc.(b)	50,400	101,304

National CineMedia, Inc.	63,750	210,375

		491,479

Aerospace & Defense–0.09%
Astronics Corp.(b)	5,150	46,247

Agricultural & Farm Machinery–0.56%
AGCO Corp.	5,600	295,904

Alternative Carriers–0.05%
CenturyLink, Inc.	2,300	24,426

Aluminum–0.05%
Alcoa Corp.(b)	3,150	25,673

Apparel Retail–0.22%
Cato Corp. (The), Class A	5,650	63,619

Tilly’s, Inc., Class A	8,850	52,127

		115,746

Apparel, Accessories & Luxury Goods–0.20%
Kontoor Brands, Inc.	3,900	75,699

Vera Bradley, Inc.(b)	5,500	30,305

		106,004

Application Software–1.98%
Cerence, Inc.(b)	7,250	153,410

Citrix Systems, Inc.	400	58,004

Digital Turbine, Inc.(b)	84,650	496,049

Intelligent Systems Corp.(b)	9,000	301,860

Seachange International, Inc.(b)	10,050	29,848

		1,039,171

Asset Management & Custody Banks–0.77%
Brightsphere Investment Group, Inc.	7,050	52,240

Sculptor Capital Management, Inc.	14,850	217,701

Victory Capital Holdings, Inc., Class A	9,000	135,810

		405,751

Auto Parts & Equipment–0.92%
Adient PLC(b)	2,100	31,458

American Axle & Manufacturing Holdings, Inc.(b)	20,400	88,128

Dana, Inc.(b)	2,900	33,350

Garrett Motion, Inc. (Switzerland)(b)	18,500	100,825

Stoneridge, Inc.(b)	10,250	205,307

XPEL, Inc.(b)	2,150	26,832

		485,900

Automobile Manufacturers–0.17%
Winnebago Industries, Inc.	2,050	90,959

Biotechnology–7.56%
Alexion Pharmaceuticals, Inc.(b)	2,700	290,169

Aravive, Inc.(b)	11,850	159,146

	Shares	Value

Biotechnology–(continued)
Arcturus Therapeutics Holdings, Inc.(b)	7,600	$262,200

Arena Pharmaceuticals, Inc.(b)	3,400	166,498

Biogen, Inc.(b)	550	163,256

BioSpecifics Technologies Corp.(b)	2,850	162,194

CareDx, Inc.(b)	800	20,304

Catalyst Pharmaceuticals, Inc.(b)	11,000	52,140

ChemoCentryx, Inc.(b)	6,550	347,215

Coherus Biosciences, Inc.(b)	18,100	300,460

Eagle Pharmaceuticals, Inc.(b)	6,100	310,978

Enanta Pharmaceuticals, Inc.(b)	6,400	296,768

ImmunoGen, Inc.(b)	10,200	41,616

Incyte Corp.(b)	600	58,596

Ironwood Pharmaceuticals, Inc.(b)	21,400	214,000

KalVista Pharmaceuticals, Inc.(b)	6,800	74,188

Molecular Templates, Inc.(b)	7,950	129,029

Myriad Genetics, Inc.(b)	1,600	24,736

NantKwest, Inc.(b)	22,100	86,190

Neoleukin Therapeutics, Inc.(b)	21,850	243,409

Pfenex, Inc.(b)	32,350	186,012

Vanda Pharmaceuticals, Inc.(b)	9,700	111,550

Veracyte, Inc.(b)	8,200	221,154

XBiotech, Inc.(b)	3,200	50,624

		3,972,432

Building Products–1.12%
Builders FirstSource, Inc.(b)	32,200	590,870

Cable & Satellite–0.75%
Altice USA, Inc., Class A(b)	10,100	262,297

Charter Communications, Inc., Class A(b)	140	69,332

MSG Networks, Inc., Class A(b)	5,100	60,588

		392,217

Coal & Consumable Fuels–0.93%
Arch Coal, Inc., Class A	3,400	99,246

CONSOL Energy, Inc.(b)	6,550	49,715

Hallador Energy Co.	32,200	24,527

NACCO Industries, Inc., Class A	7,250	254,837

Peabody Energy Corp.	17,250	58,477

		486,802

Commercial Printing–0.44%
Cimpress PLC (Ireland)(b)	1,150	83,708

Ennis, Inc.	8,000	148,880

		232,588

Commodity Chemicals–0.49%
Methanex Corp. (Canada)	5,400	85,752

Tronox Holdings PLC, Class A	25,400	173,228

		258,980

Communications Equipment–1.46%
Ciena Corp.(b)	5,400	249,750

Comtech Telecommunications Corp.	18,950	350,764

Digi International, Inc.(b)	2,750	31,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco All Cap Market Neutral Fund

	Shares	Value

Communications Equipment–(continued)
PC-Tel, Inc.	19,800	$135,234

		766,961

Computer & Electronics Retail–1.60%
Best Buy Co., Inc.	2,950	226,354

Rent-A-Center, Inc.	30,900	615,064

		841,418

Construction & Engineering–2.06%
Great Lakes Dredge & Dock Corp.(b)	69,150	611,286

MasTec, Inc.(b)	12,050	432,595

Orion Group Holdings, Inc.(b)	15,800	39,816

		1,083,697

Construction Machinery & Heavy Trucks–0.73%
Commercial Vehicle Group, Inc.(b)	26,250	63,525

Meritor, Inc.(b)	12,850	263,425

REV Group, Inc.	11,100	59,052

		386,002

Construction Materials–0.06%
Forterra, Inc.(b)	3,600	29,376

Consumer Electronics–0.37%
Sonos, Inc.(b)	3,450	35,259

Universal Electronics, Inc.(b)	3,900	160,992

		196,251

Consumer Finance–2.01%
Curo Group Holdings Corp.	25,200	234,864

Enova International, Inc.(b)	2,700	43,308

Navient Corp.	72,400	551,688

Nelnet, Inc., Class A	1,950	93,893

OneMain Holdings, Inc.	5,550	134,365

		1,058,118

Data Processing & Outsourced Services–1.49%
Cardtronics PLC, Class A(b)	13,550	310,295

Paysign, Inc.(b)	14,200	122,120

Western Union Co. (The)	18,300	348,981

		781,396

Department Stores–0.05%
Dillard’s, Inc., Class A	800	23,584

Diversified Banks–0.30%
JPMorgan Chase & Co.	1,650	158,004

Diversified Metals & Mining–0.17%
Teck Resources Ltd., Class B (Canada)	10,000	88,100

Drug Retail–0.05%
Rite Aid Corp.(b)	1,800	25,794

Education Services–0.07%
K12, Inc.(b)	600	13,626

Perdoceo Education Corp.(b)	1,850	24,050

		37,676

Electric Utilities–1.08%
Edison International	7,600	446,196

Genie Energy Ltd., Class B	15,450	121,746

		567,942

	Shares	Value

Electrical Components & Equipment–0.92%
Atkore International Group, Inc.(b)	6,550	$159,427

Eaton Corp. PLC	650	54,275

Generac Holdings, Inc.(b)	250	24,360

GrafTech International Ltd.	21,700	176,204

LSI Industries, Inc.	11,250	69,750

		484,016

Electronic Components–0.08%
Bel Fuse, Inc., Class B	5,450	40,657

Electronic Equipment & Instruments–1.04%
Coda Octopus Group, Inc.(b)	6,850	41,785

Intellicheck, Inc.(b)	14,800	90,872

Napco Security Technologies, Inc.(b)	3,950	79,158

Zebra Technologies Corp., Class A(b)	1,450	333,007

544,822

Electronic Manufacturing Services–0.29%
Jabil, Inc.	5,400	153,576

Environmental & Facilities Services–0.19%
CECO Environmental Corp.(b)	18,200	98,644

Fertilizers & Agricultural Chemicals–0.75%
CF Industries Holdings, Inc.	14,250	391,875

Food Retail–0.39%
Kroger Co. (The)	2,850	90,089

Natural Grocers by Vitamin Cottage, Inc.	10,400	117,208

		207,297

Footwear–1.07%
Deckers Outdoor Corp.(b)	2,600	386,776

Rocky Brands, Inc.	6,300	135,135

Skechers U.S.A., Inc., Class A(b)	1,450	40,861

		562,772

General Merchandise Stores–0.94%
Target Corp.	4,500	493,830

Gold–0.47%
B2Gold Corp. (Canada)	7,600	38,456

Coeur Mining, Inc.(b)	18,200	76,622

Kinross Gold (Canada)(b)	15,900	105,099

Kirkland Lake Gold Ltd. (Canada)	600	24,852

		245,029

Health Care Distributors–0.86%
Cardinal Health, Inc.	550	27,214

McKesson Corp.	3,000	423,750

		450,964

Health Care Equipment–2.89%
FONAR Corp.(b)	5,400	105,300

iRadimed Corp.(b)	10,550	229,568

Mesa Laboratories, Inc.	550	130,900

Novocure Ltd.(b)	7,650	503,370

Repro-Med Systems, Inc.(b)	18,500	223,480

Zynex, Inc.(b)	18,450	325,827

		1,518,445

Health Care Facilities–1.31%
Community Health Systems, Inc.(b)	64,000	193,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco All Cap Market Neutral Fund

	Shares	Value

Health Care Facilities–(continued)
Joint Corp. (The)(b)	9,550	$ 115,555
Tenet Healthcare Corp.(b)	18,700	377,366
		686,841

Health Care REITs–0.25%
CareTrust REIT, Inc.	6,200	102,176
New Senior Investment Group, Inc.	8,400	27,804
		129,980

Health Care Services–1.98%
Amedisys, Inc.(b)	1,550	285,448
Cross Country Healthcare, Inc.(b)	10,650	66,988
DaVita, Inc.(b)	2,200	173,822
Fulgent Genetics, Inc.(b)	27,100	459,887
Psychemedics Corp.	9,500	57,000
		1,043,145

Health Care Supplies–0.64%
STAAR Surgical Co.(b)	8,750	335,300

Health Care Technology–0.87%
Icad, Inc.(b)	16,250	185,575
Simulations Plus, Inc.	7,200	273,960
		459,535

Home Furnishings–0.27%
Purple Innovation, Inc.(b)	14,100	141,846

Homebuilding–0.58%
Installed Building Products, Inc.(b)	6,200	305,722

Homefurnishing Retail–0.43%
Aaron’s, Inc.	3,000	95,730
Bed Bath & Beyond, Inc.	9,700	60,043
RH(b)	500	71,890
		227,663

Hotel & Resort REITs–0.14%
Braemar Hotels & Resorts, Inc.	24,150	75,590

Household Appliances–0.10%
Whirlpool Corp.	450	50,283

Housewares & Specialties–0.13%
Newell Brands, Inc.	5,000	69,400

Human Resource & Employment Services–0.34%
Barrett Business Services, Inc.	750	36,690
Mastech Digital, Inc.(b)	9,050	141,633
		178,323

Industrial Conglomerates–0.61%
Carlisle Cos., Inc.	800	96,768
General Electric Co.	32,850	223,380
		320,148

Industrial Machinery–0.29%
LB Foster Co., Class A(b)	10,650	153,254

Industrial REITs–2.10%
Industrial Logistics Properties Trust	18,850	352,306
Innovative Industrial Properties, Inc.	8,300	651,218
Plymouth Industrial REIT, Inc.	7,100	99,471
		1,102,995

	Shares	Value

Insurance Brokers–0.25%
eHealth, Inc.(b)	1,250	$ 133,375

Integrated Telecommunication Services–0.22%
IDT Corp., Class B(b)	21,300	115,020

Interactive Home Entertainment–2.01%
Activision Blizzard, Inc.	3,500	223,055
Electronic Arts, Inc.(b)	2,500	285,650
Glu Mobile, Inc.(b)	41,050	320,190
Zynga, Inc., Class A(b)	30,450	229,593
		1,058,488

Interactive Media & Services–1.36%
DHI Group, Inc.(b)	52,250	145,255
EverQuote, Inc., Class A(b)	8,500	331,245
Snap, Inc., Class A(b)	900	15,849
Travelzoo(b)	13,100	72,967
TripAdvisor, Inc.	7,600	151,772
		717,088

Internet & Direct Marketing Retail–2.59%
1-800-Flowers.com, Inc., Class A(b)	21,400	410,666
Booking Holdings, Inc.(b)	20	29,611
eBay, Inc.	9,200	366,436
Expedia Group, Inc.	1,350	95,823
Stamps.com, Inc.(b)	2,900	458,983
		1,361,519

Internet Services & Infrastructure–0.29%
Endurance International Group Holdings, Inc.(b)	32,100	82,337
Limelight Networks, Inc.(b)	14,200	71,994
		154,331

Investment Banking & Brokerage–0.07%
BGC Partners, Inc., Class A	11,750	36,366

IT Consulting & Other Services–1.23%
International Business Machines Corp.	250	31,390
Leidos Holdings, Inc.	2,000	197,620
Unisys Corp.(b)	33,200	417,988
		646,998

Leisure Products–0.35%
Vista Outdoor, Inc.(b)	18,350	185,702

Life & Health Insurance–0.80%
American Equity Investment Life Holding Co.	1,300	27,326
Brighthouse Financial, Inc.(b)	15,350	394,648
		421,974

Life Sciences Tools & Services–1.05%
Champions Oncology, Inc.(b)	16,100	124,292
Medpace Holdings, Inc.(b)	5,350	427,251
		551,543

Marine–0.06%
Costamare, Inc. (Monaco)	6,100	30,622

Metal & Glass Containers–0.03%
Berry Global Group, Inc.(b)	450	17,906

Motorcycle Manufacturers–0.18%
Harley-Davidson, Inc.	4,250	92,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco All Cap Market Neutral Fund

	Shares	Value

Oil & Gas Equipment & Services–0.54%
DMC Global, Inc.	11,050	$ 285,200

Oil & Gas Exploration & Production–0.98%
Bonanza Creek Energy, Inc.(b)	6,300	109,998
California Resources Corp.(b)	27,250	76,300
EQT Corp.	1,750	25,533
Evolution Petroleum Corp.	38,450	114,196
W&T Offshore, Inc.(b)	67,800	187,806
		513,833

Oil & Gas Refining & Marketing–0.46%
Adams Resources & Energy, Inc.	3,450	96,376
World Fuel Services Corp.	5,900	147,500
		243,876

Oil & Gas Storage & Transportation–1.47%
Ardmore Shipping Corp. (Ireland)	14,900	98,042
Dorian LPG Ltd.(b)	27,500	260,975
Nordic American Tankers Ltd.	34,600	208,292
Teekay Tankers Ltd., Class A (Bermuda)(b)	10,100	205,131
		772,440

Packaged Foods & Meats–1.00%
Campbell Soup Co.	1,500	74,970
Freshpet, Inc.(b)	4,000	301,640
Seneca Foods Corp., Class A(b)	900	32,382
TreeHouse Foods, Inc.(b)	2,300	118,979
		527,971

Paper Products–0.28%
Domtar Corp.	6,350	148,336

Personal Products–0.09%
Coty, Inc., Class A	8,250	44,963

Pharmaceuticals–4.39%
AMAG Pharmaceuticals, Inc.(b)	10,800	86,724
Arvinas, Inc.(b)	2,100	110,250
Cerecor, Inc.(b)	32,150	76,196
Chiasma, Inc.(b)	30,450	157,426
Corcept Therapeutics, Inc.(b)	27,600	349,416
Durect Corp.(b)	11,650	24,815
Endo International PLC(b)	30,150	138,690
Harrow Health, Inc.(b)	14,500	65,105
Horizon Therapeutics PLC(b)	5,000	180,200
Innoviva, Inc.(b)	33,500	475,030
Lannett Co., Inc.(b)	29,350	279,999
Pacira BioSciences, Inc.(b)	7,450	307,610
SIGA Technologies, Inc.(b)	9,200	54,372
		2,305,833

Property & Casualty Insurance–0.38%
Allstate Corp. (The)	1,950	198,354

Real Estate Development–0.25%
Maui Land & Pineapple Co., Inc.(b)	12,650	132,193

Real Estate Services–0.29%
Altisource Portfolio Solutions S.A.(b)	9,750	81,413
Newmark Group, Inc., Class A	18,200	70,616
		152,029

	Shares	Value

Regional Banks–5.69%
ACNB Corp.	3,900	$ 109,044
Bancorp, Inc. (The)(b)	16,700	116,399
Bank of Commerce Holdings	3,500	26,915
Bank of Marin Bancorp	1,100	36,256
C&F Financial Corp.	1,850	65,786
Customers Bancorp, Inc.(b)	25,800	329,208
Eagle Bancorp Montana, Inc.	2,350	40,890
First Business Financial Services, Inc.	4,100	70,438
First Financial Northwest, Inc.	7,250	71,195
First Internet Bancorp	5,000	78,500
Hawthorn Bancshares, Inc.	1,768	32,178
Hilltop Holdings, Inc.	42,050	811,565
Investors Bancorp, Inc.	34,850	324,453
Metropolitan Bank Holding Corp.(b)	1,000	25,090
MVB Financial Corp.	3,050	41,877
OFG Bancorp (Puerto Rico)	15,100	189,958
Popular, Inc. (Puerto Rico)	16,150	623,228
		2,992,980

Research & Consulting Services–0.05%
Nielsen Holdings PLC	1,750	25,778

Residential REITs–0.52%
Bluerock Residential Growth REIT, Inc.	13,300	77,406
BRT Apartments Corp.	15,050	148,995
Clipper Realty, Inc.	8,450	44,785
		271,186

Semiconductor Equipment–1.39%
Applied Materials, Inc.	5,150	255,852
Lam Research Corp.	1,250	319,100
Teradyne, Inc.	2,450	153,223
		728,175

Semiconductors–4.66%
Cirrus Logic, Inc.(b)	1,350	102,060
Inphi Corp.(b)	4,100	395,814
Lattice Semiconductor Corp.(b)	21,250	478,337
Qorvo, Inc.(b)	3,950	387,219
QUALCOMM, Inc.	5,650	444,486
SMART Global Holdings, Inc.(b)	5,100	128,979
Synaptics, Inc.(b)	7,850	513,311
		2,450,206

Soft Drinks–0.96%
Coca-Cola Consolidated, Inc.	2,150	506,260

Specialized Consumer Services–0.32%
Collectors Universe, Inc.	7,600	166,972

Specialized REITs–1.86%
CoreCivic, Inc.	19,350	253,872
Lamar Advertising Co., Class A	350	20,178
Outfront Media, Inc.	14,050	220,444
Safehold, Inc.	2,600	150,176
SBA Communications Corp., Class A	1,150	333,408
		978,078

Specialty Stores–0.81%
Barnes & Noble Education, Inc.(b)	35,600	63,724
Dick’s Sporting Goods, Inc.	3,200	94,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco All Cap Market Neutral Fund

	Shares	Value

Specialty Stores–(continued)
Hibbett Sports, Inc.(b)	11,350	$ 175,130
Signet Jewelers Ltd.	9,450	95,067
		427,969

Steel–1.40%
Reliance Steel & Aluminum Co.	2,100	188,118
Ryerson Holding Corp.(b)	15,700	72,534
Warrior Met Coal, Inc.	38,050	477,527
		738,179

Systems Software–1.21%
GlobalSCAPE, Inc.	28,300	263,756
Microsoft Corp.	1,800	322,578
Oracle Corp.	900	47,673
		634,007

Technology Hardware, Storage & Peripherals–2.38%
Apple, Inc.	300	88,140
Avid Technology, Inc.(b)	27,600	193,752
Diebold Nixdorf, Inc.(b)	61,550	303,441
Hewlett Packard Enterprise Co.	12,450	125,247
HP, Inc.	11,700	181,467
Western Digital Corp.	7,850	361,728
		1,253,775

Thrifts & Mortgage Finance–3.68%
Federal Agricultural Mortgage Corp., Class C	2,350	156,580
FS Bancorp, Inc.	2,550	106,973
Meta Financial Group, Inc.	4,000	73,680
Mr Cooper Group, Inc.(b)	22,450	215,071
New York Community Bancorp, Inc.	52,550	570,693
PennyMac Financial Services, Inc.	25,700	775,369
Severn Bancorp, Inc.	6,200	35,340
		1,933,706

	Shares	Value

Tobacco–0.25%
Turning Point Brands, Inc.	5,600	$130,480

Trading Companies & Distributors–2.24%
Foundation Building Materials, Inc.(b)	17,550	205,335

General Finance Corp.(b)	16,900	98,527

GMS, Inc.(b)	15,400	283,052

Herc Holdings, Inc.(b)	9,450	266,773

Transcat, Inc.(b)	3,800	106,742

United Rentals, Inc.(b)	1,400	179,900

Veritiv Corp.(b)	4,000	37,480

		1,177,809

Trucking–0.06%
Avis Budget Group, Inc.(b)	1,900	31,312

Total Common Stocks & Other Equity Interests (Cost $57,941,276)		50,873,030

Money Market Funds–13.48%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	2,670,452	2,670,452

Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	1,364,275	1,365,093

Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	3,051,945	3,051,945

Total Money Market Funds (Cost $7,087,490)		7,087,490

TOTAL INVESTMENTS IN SECURITIES–110.25% (Cost $65,028,766)		57,960,520

OTHER ASSETS LESS LIABILITIES–(10.25)%		(5,386,472)

NET ASSETS–100.00%		$52,574,048

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,553,087	$12,652,368	$(12,535,003)	$-	$-	$2,670,452	$13,905

Invesco Liquid Assets Portfolio, Institutional Class	1,824,086	9,035,947	(9,498,086)	(177)	3,323	1,365,093	12,002

Invesco Treasury Portfolio, Institutional Class	2,917,813	14,459,850	(14,325,718)	-	-	3,051,945	15,228

Total	$7,294,986	$36,148,165	$(36,358,807)	$(177)	$3,323	$7,087,490	$41,135

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco All Cap Market Neutral Fund

Open Over-The-Counter Total Return Swap Agreements

Upfront
						Payments		Unrealized	Net Value of
			Floating Rate	Payment	Notional	Paid		Appreciation	Reference
Reference Entity	Counterparty	Maturity Date	Index(1)	Frequency	Value	(Received)	Value(2)(3)	(Depreciation)(2)(3)	Entities

Equity Risk

Equity Securities – Short	Morgan Stanley & Co. LLC	04/28/2021	Federal Funds Floating Rate	Monthly	$(46,054,095)	$–	$(5,141,852)	$(5,141,852)	$(51,152,921)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Fund floating rate.
(2)	Amount includes $(43,026) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements are collateralized by $300,244 cash held with Morgan Stanley & Co. LLC the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2020.

			Percentage
			of
			Reference
	Shares	Value	Entities

Equity Securities - Short
Advertising
Boston Omaha Corp., Class A	(7,650)	$(124,160)	0.26

comScore, Inc.	(30,900)	(89,301)	0.16

		(213,461)

Aerospace & Defense
AeroVironment, Inc.	(1,350)	(81,351)	0.16

Axon Enterprise, Inc.	(3,900)	(283,569)	0.62

Boeing Co. (The)	(3,740)	(527,415)	1.09

BWX Technologies, Inc.	(2,900)	(153,874)	0.32

		(1,046,209)

Agricultural & Farm Machinery
Lindsay Corp.	(950)	(85,500)	0.19

Agricultural Products
Archer-Daniels-Midland Co.	(3,950)	(146,703)	0.30

Alternative Carriers
Vonage Holdings Corp.	(6,150)	(51,414)	0.11

Aluminum
Century Aluminum Co.	(69,700)	(303,195)	0.56

Apparel Retail
Chico’s FAS, Inc.	(39,900)	(59,850)	0.09

Express, Inc.	(26,450)	(54,752)	0.10

Guess?, Inc.	(14,450)	(135,107)	0.23

Urban Outfitters, Inc.	(8,850)	(153,459)	0.31

		(403,168)

Apparel, Accessories & Luxury Goods
Canada Goose Holdings, Inc.	(25,550)	(609,367)	1.21

Capri Holdings Ltd.	(7,250)	(110,563)	0.18

Fossil Group, Inc.	(13,300)	(52,668)	0.09

Gildan Activewear, Inc.	(3,200)	(44,608)	0.10

lululemon athletica, inc.	(350)	(78,218)	0.16

		(895,424)

Application Software
2U, Inc.	(12,800)	(304,000)	0.60

Asure Software, Inc.	(10,650)	(65,604)	0.14

			Percentage
			of
			Reference
	Shares	Value	Entities

Application Software–(continued)
Benefitfocus, Inc.	(11,150)	$(120,754)	0.25

Digimarc Corp.	(5,650)	(94,638)	0.19

Everbridge, Inc.	(850)	(94,673)	0.23

GTY Technology Holdings, Inc.	(11,250)	(43,988)	0.10

Nutanix, Inc., Class A	(30,950)	(634,165)	1.16

Park City Group, Inc.	(6,200)	(30,752)	0.06

Pluralsight, Inc., Class A	(8,950)	(147,138)	0.28

SharpSpring, Inc.	(6,600)	(45,474)	0.10

Splunk, Inc.	(850)	(119,306)	0.24

Veritone, Inc.	(26,850)	(138,009)	0.23

VirnetX Holding Corp.	(56,600)	(314,696)	0.72

		(2,153,197)

Asset Management & Custody Banks
WisdomTree Investments, Inc.	(16,900)	(54,756)	0.10

Auto Parts & Equipment
Dorman Products, Inc.	(2,150)	(135,622)	0.27

Fox Factory Holding Corp.	(800)	(40,808)	0.07

Motorcar Parts of America, Inc.	(5,350)	(76,130)	0.13

Veoneer, Inc.	(27,850)	(272,373)	0.46

		(524,933)

Automotive Retail
Carvana Co.	(5,950)	(476,654)	1.07

Monro, Inc.	(600)	(33,294)	0.06

		(509,948)

Biotechnology
Adamas Pharmaceuticals, Inc.	(22,300)	(72,029)	0.17

ADMA Biologics, Inc.	(32,700)	(96,465)	0.19

Aimmune Therapeutics, Inc.	(1,050)	(17,976)	0.04

Alnylam Pharmaceuticals, Inc.	(2,300)	(302,910)	0.70

Bluebird Bio, Inc.	(1,400)	(75,432)	0.17

CEL-SCI Corp.	(1,650)	(29,040)	0.06

Clovis Oncology, Inc.	(10,500)	(79,905)	0.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Biotechnology–(continued)
Dynavax Technologies Corp.	(61,650)	$(262,012)	0.43

Evolus, Inc.	(12,950)	(53,872)	0.12

Exact Sciences Corp.	(750)	(59,235)	0.12

Flexion Therapeutics, Inc.	(17,900)	(190,456)	0.36

G1 Therapeutics, Inc.	(3,150)	(41,360)	0.09

Immunomedics, Inc.	(13,400)	(407,092)	0.64

Insmed, Inc.	(1,300)	(29,900)	0.06

Invitae Corp.	(15,500)	(256,525)	0.55

Karyopharm Therapeutics, Inc.	(2,950)	(65,048)	0.16

Kindred Biosciences, Inc.	(8,300)	(41,666)	0.07

La Jolla Pharmaceutical Co.	(21,650)	(157,179)	0.30

PolarityTE, Inc.	(34,550)	(35,587)	0.08

Portola Pharmaceuticals, Inc.	(10,700)	(75,756)	0.16

Precigen, Inc.	(8,850)	(31,860)	0.06

Sage Therapeutics, Inc.	(1,500)	(58,470)	0.12

Sarepta Therapeutics, Inc.	(4,750)	(559,930)	1.18

Solid Biosciences, Inc.	(41,600)	(96,512)	0.20

Sorrento Therapeutics, Inc.	(32,850)	(74,569)	0.17

Tyme Technologies, Inc.	(67,550)	(109,431)	0.16

Ultragenyx Pharmaceutical, Inc.	(4,400)	(265,892)	0.62

UroGen Pharma Ltd.	(4,950)	(109,939)	0.25

		(3,656,048)

Brewers
Boston Beer Co., Inc. (The) Class A	(80)	(37,321)	0.07

Building Products
Caesarstone Ltd.	(20,750)	(203,558)	0.41

Insteel Industries, Inc.	(1,000)	(17,570)	0.03

Lennox International, Inc.	(700)	(130,676)	0.26

		(351,804)

Commodity Chemicals
Loop Industries, Inc.	(4,350)	(33,669)	0.07

Trecora Resources	(7,750)	(45,725)	0.09

		(79,394)

Communications Equipment
Applied Optoelectronics, Inc.	(15,700)	(168,304)	0.29

EMCORE Corp.	(7,400)	(20,202)	0.04

Infinera Corp.	(14,550)	(89,701)	0.19

Plantronics, Inc.	(2,300)	(32,476)	0.06

TESSCO Technologies, Inc.	(4,400)	(27,104)	0.05

ViaSat, Inc.	(2,750)	(116,600)	0.24

		(454,387)

Construction & Engineering
Ameresco, Inc., Class A	(7,300)	(131,838)	0.27

Argan, Inc.	(9,600)	(360,384)	0.76

			Percentage
			of
			Reference
	Shares	Value	Entities

Construction & Engineering–(continued)
Granite Construction, Inc.	(8,600)	$(141,384)	0.28

		(633,606)

Construction Machinery & Heavy Trucks
Greenbrier Cos., Inc. (The)	(8,850)	(150,273)	0.31

Trinity Industries, Inc.	(13,350)	(257,521)	0.46

Twin Disc, Inc.	(9,150)	(54,992)	0.10

		(462,786)

Construction Materials
US Concrete, Inc.	(6,650)	(127,547)	0.22

Consumer Electronics
ZAGG, Inc.	(23,850)	(78,705)	0.17

Consumer Finance
Credit Acceptance Corp.	(940)	(292,876)	0.52

EZCORP, Inc. Class A	(29,400)	(164,640)	0.30

Green Dot Corp., Class A	(8,100)	(247,050)	0.49

		(704,566)

Diversified Banks
Bank of NT Butterfield & Son Ltd. (The)	(29,350)	(645,993)	1.10

First Community Bankshares, Inc.	(1,100)	(25,927)	0.05

Ohio Valley Banc Corp.	(800)	(20,160)	0.04

		(692,080)

Diversified Support Services
Healthcare Services Group, Inc.	(6,950)	(177,156)	0.36

Ritchie Bros. Auctioneers, Inc.	(3,200)	(137,888)	0.30

		(315,044)

Education Services
Chegg, Inc.	(3,900)	(166,725)	0.31

Electrical Components & Equipment
American Superconductor Corp.	(22,600)	(129,950)	0.25

Sunrun, Inc.	(41,300)	(579,439)	1.13

Vivint Solar, Inc.	(32,950)	(208,903)	0.42

		(918,292)

Electronic Components
Akoustis Technologies, Inc.	(35,950)	(325,707)	0.65

Corning, Inc.	(3,950)	(86,939)	0.17

		(412,646)

Electronic Equipment & Instruments
Coherent, Inc.	(2,500)	(319,675)	0.59

Iteris, Inc.	(24,700)	(98,553)	0.19

Novanta, Inc.	(1,250)	(108,612)	0.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Electronic Equipment & Instruments–(continued)
PAR Technology Corp.	(13,300)	$(251,503)	0.45

		(778,343)

Electronic Manufacturing Services
IPG Photonics Corp.	(4,700)	(607,851)	1.19

Environmental & Facilities Services
Harsco Corp.	(33,250)	(331,835)	0.55

Team, Inc.	(22,950)	(141,601)	0.26

		(473,436)

Financial Exchanges & Data
CME Group, Inc.	(1,000)	(178,210)	0.39

Food Distributors
Andersons, Inc. (The)	(9,400)	(159,518)	0.28

Gas Utilities
New Jersey Resources Corp.	(850)	(28,713)	0.06

General Merchandise Stores
Big Lots, Inc.	(4,900)	(114,905)	0.21

Gold
Agnico Eagle Mines Ltd.	(5,150)	(302,202)	0.63

Health Care Equipment
ABIOMED, Inc.	(2,150)	(411,187)	0.78

AxoGen, Inc.	(24,800)	(241,800)	0.44

Becton, Dickinson and Co.	(200)	(50,506)	0.12

Cantel Medical Corp.	(4,850)	(179,450)	0.30

CryoPort, Inc.	(6,200)	(116,808)	0.24

Glaukos Corp.	(3,700)	(135,753)	0.27

Inogen, Inc.	(3,050)	(152,500)	0.32

Insulet Corp.	(1,850)	(369,482)	0.80

IntriCon Corp.	(7,250)	(95,700)	0.17

Invacare Corp.	(4,650)	(34,968)	0.07

LivaNova PLC	(1,300)	(69,056)	0.14

Misonix, Inc.	(6,600)	(83,094)	0.16

Nevro Corp.	(4,200)	(494,088)	1.06

NuVasive, Inc.	(2,500)	(152,200)	0.31

Oxford Immunotec Global PLC	(20,800)	(259,168)	0.52

Penumbra, Inc.	(2,700)	(478,764)	1.06

Pulse Biosciences, Inc.	(11,950)	(134,199)	0.18

SeaSpine Holdings Corp.	(5,900)	(60,770)	0.12

Vapotherm, Inc.	(3,350)	(67,938)	0.13

ViewRay, Inc.	(82,450)	(171,496)	0.44

		(3,758,927)

Health Care REITs
Diversified Healthcare Trust	(19,350)	(60,178)	0.10

			Percentage
			of
			Reference
	Shares	Value	Entities

Health Care Services
Enzo Biochem, Inc.	(22,550)	$(68,101)	0.11

Guardant Health, Inc.	(2,000)	(153,920)	0.33

Tivity Health, Inc.	(3,800)	(34,086)	0.06

		(256,107)

Health Care Supplies
Chembio Diagnostics, Inc.	(14,400)	(182,880)	0.45

ICU Medical, Inc.	(550)	(120,621)	0.26

Merit Medical Systems, Inc.	(5,200)	(212,264)	0.42

OrthoPediatrics Corp.	(7,450)	(363,932)	0.68

Sientra, Inc.	(27,150)	(62,445)	0.10

		(942,142)

Heavy Electrical Equipment
TPI Composites, Inc.	(11,550)	(202,472)	0.39

Home Furnishings
Lovesac Co. (The)	(14,450)	(172,389)	0.36

Mohawk Industries, Inc.	(2,400)	(210,528)	0.39

		(382,917)

Home Improvement Retail
Floor & Decor Holdings, Inc., Class A	(10,100)	(428,240)	0.76

Lumber Liquidators Holdings, Inc.	(22,100)	(155,805)	0.26

		(584,045)

Homebuilding
LGI Homes, Inc.	(1,600)	(96,928)	0.16

Homefurnishing Retail
At Home Group, Inc.	(50,850)	(119,498)	0.21

Hotel & Resort REITs
Hersha Hospitality Trust	(38,900)	(203,447)	0.38

Park Hotels & Resorts, Inc.	(26,600)	(252,966)	0.42

Pebblebrook Hotel Trust	(15,350)	(181,744)	0.35

RLJ Lodging Trust	(2,950)	(27,405)	0.05

Summit Hotel Properties, Inc.	(36,950)	(223,917)	0.42

		(889,479)

Human Resource & Employment Services
Insperity, Inc.	(1,250)	(59,638)	0.11

Hypermarkets & Super Centers
PriceSmart, Inc.	(1,550)	(98,487)	0.21

Industrial Machinery
Briggs & Stratton Corp.	(29,250)	(66,398)	0.11

ExOne Co. (The)	(9,250)	(71,872)	0.13

LiqTech International, Inc.	(10,300)	(43,569)	0.10

NN, Inc.	(35,100)	(121,095)	0.18

Proto Labs, Inc.	(1,300)	(132,067)	0.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Industrial Machinery–(continued)
Welbilt, Inc.	(15,150)	$(74,689)	0.13

		(509,690)

Insurance Brokers
Benefytt Technologies, Inc.	(1,200)	(31,356)	0.06

Goosehead Insurance, Inc., Class A	(2,450)	(137,543)	0.24

		(168,899)

Integrated Oil & Gas
Exxon Mobil Corp.	(3,700)	(171,939)	0.34

Interactive Media & Services
Zillow Group, Inc., Class C	(13,050)	(573,678)	1.10

Internet & Direct Marketing Retail
Duluth Holdings, Inc., Class B	(26,600)	(106,666)	0.21

GrubHub, Inc.	(6,900)	(329,751)	0.65

Liquidity Services, Inc.	(17,850)	(89,250)	0.18

Wayfair, Inc., Class A	(2,600)	(322,504)	0.54

		(848,171)

Internet Services & Infrastructure
MongoDB, Inc.	(550)	(89,171)	0.19

Switch, Inc., Class A	(10,100)	(173,417)	0.38

Twilio, Inc. Class A	(5,500)	(617,650)	1.29

		(880,238)

Investment Banking & Brokerage
Greenhill & Co., Inc.	(17,000)	(181,390)	0.34

Interactive Brokers Group, Inc., Class A	(5,350)	(219,350)	0.46

		(400,740)

IT Consulting & Other Services
LiveRamp Holdings, Inc.	(1,400)	(53,004)	0.10

Leisure Products
Brunswick Corp.	(7,000)	(334,040)	0.58

Hasbro, Inc.	(750)	(54,157)	0.12

		(388,197)

Life & Health Insurance
CNO Financial Group, Inc.	(4,200)	(59,052)	0.11

Trupanion, Inc.	(13,000)	(388,830)	0.85

		(447,882)

Life Sciences Tools & Services
ChromaDex Corp.	(33,850)	(169,250)	0.33

Illumina, Inc.	(1,080)	(344,552)	0.73

		(513,802)

Marine
Genco Shipping & Trading Ltd.	(3,350)	(19,531)	0.04

	Shares	Value	Percentage of Reference Entities

Metal & Glass Containers
O-I Glass, Inc.	(6,750)	$(55,620)	0.09

Movies & Entertainment
Gaia, Inc.	(13,250)	(120,443)	0.26

Lions Gate Entertainment Corp., Class A	(8,750)	(62,475)	0.13

Live Nation Entertainment, Inc.	(4,450)	(199,671)	0.40

Roku, Inc.	(4,700)	(569,781)	1.25

Walt Disney Co. (The)	(1,100)	(118,965)	0.24

World Wrestling Entertainment, Inc., Class A	(15,850)	(704,849)	1.36

		(1,776,184)

Multi-Utilities
Algonquin Power & Utilities Corp.	(6,450)	(89,333)	0.19

Dominion Energy, Inc.	(2,800)	(215,964)	0.48

		(305,297)

Oil & Gas Equipment & Services
Gulf Island Fabrication, Inc.	(5,350)	(16,157)	0.03

Natural Gas Services Group, Inc.	(3,850)	(24,448)	0.04

		(40,605)

Oil & Gas Exploration & Production
Concho Resources, Inc.	(850)	(48,212)	0.10

Diamondback Energy, Inc.	(2,750)	(119,735)	0.20

Hess Corp.	(2,900)	(141,056)	0.25

Matador Resources Co.	(16,900)	(118,976)	0.14

Ring Energy, Inc.	(40,950)	(36,908)	0.06

Southwestern Energy Co.	(12,850)	(41,506)	0.09

		(506,393)

Oil & Gas Refining & Marketing
Delek US Holdings, Inc.	(1,750)	(40,862)	0.07

Green Plains, Inc.	(32,000)	(187,840)	0.33

Marathon Petroleum Corp.	(2,400)	(76,992)	0.13

Phillips 66	(3,800)	(278,046)	0.48

		(583,740)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(11,850)	(553,276)	1.05

ONEOK, Inc.	(12,750)	(381,608)	0.76

Targa Resources Corp.	(11,900)	(154,224)	0.21

Williams Cos., Inc. (The)	(2,400)	(46,488)	0.09

		(1,135,596)

Packaged Foods & Meats
Calyxt, Inc.	(6,550)	(28,558)	0.06

Hormel Foods Corp.	(1,100)	(51,535)	0.12

Landec Corp.	(3,400)	(37,910)	0.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Packaged Foods & Meats–(continued)
Sanderson Farms, Inc.	(3,000)	$(408,420)	0.85

		(526,423)

Paper Products
Clearwater Paper Corp.	(8,000)	(191,520)	0.35

Pharmaceuticals
Aclaris Therapeutics, Inc.	(16,200)	(21,546)	0.04

Aerie Pharmaceuticals, Inc.	(11,800)	(179,832)	0.35

Eli Lilly and Co.	(1,600)	(247,424)	0.54

Johnson & Johnson	(1,950)	(292,578)	0.65

Nektar Therapeutics	(15,900)	(305,280)	0.67

Ocular Therapeutix, Inc.	(35,250)	(203,040)	0.37

Paratek Pharmaceuticals, Inc.	(22,350)	(91,411)	0.21

Pfizer, Inc.	(2,200)	(84,392)	0.17

Revance Therapeutics, Inc.	(5,900)	(109,209)	0.21

TherapeuticsMD, Inc.	(163,800)	(258,804)	0.32

Xeris Pharmaceuticals, Inc.	(16,850)	(45,495)	0.06

Zoetis, Inc.	(1,100)	(142,241)	0.30

		(1,981,252)

Property & Casualty Insurance
Erie Indemnity Co. Class A	(600)	(106,836)	0.23

Markel Corp.	(200)	(173,168)	0.38

Travelers Cos., Inc. (The)	(500)	(50,605)	0.11

United Insurance Holdings Corp.	(18,600)	(159,030)	0.36

		(489,639)

Publishing
EW Scripps Co. (The) Class A	(4,600)	(37,122)	0.07

Gannett Co., Inc.	(20,400)	(23,052)	0.03

		(60,174)

Real Estate Services
eXp World Holdings, Inc.	(20,550)	(188,649)	0.37

Regional Banks
Allegiance Bancshares, Inc.	(20,800)	(521,664)	1.00

Banc of California, Inc.	(26,900)	(280,298)	0.51

Bank First Corp.	(2,150)	(110,123)	0.25

Cadence BanCorp	(15,500)	(102,610)	0.20

Cambridge Bancorp	(600)	(33,468)	0.06

Comerica, Inc.	(1,750)	(61,005)	0.13

Cullen/Frost Bankers, Inc.	(2,800)	(201,208)	0.36

Equity Bancshares, Inc., Class A	(10,150)	(190,211)	0.35

Farmers & Merchants Bancorp, Inc.	(2,000)	(48,000)	0.10

First Bancshares, Inc. (The)	(2,700)	(53,784)	0.11

First Mid Bancshares, Inc.	(1,150)	(30,705)	0.06

First Republic Bank	(1,950)	(203,365)	0.42

			Percentage
			of
			Reference
	Shares	Value	Entities

Regional Banks–(continued)
FVCBankcorp, Inc.	(4,700)	$(54,097)	0.10

Heritage Financial Corp.	(13,800)	(276,690)	0.55

Howard Bancorp, Inc.	(5,850)	(65,345)	0.12

Independent Bank Corp.	(750)	(54,668)	0.11

Live Oak Bancshares, Inc.	(32,650)	(455,467)	1.00

Mid Penn Bancorp, Inc.	(1,200)	(23,520)	0.05

Origin Bancorp, Inc.	(8,700)	(193,923)	0.37

Republic First Bancorp, Inc.	(58,950)	(155,039)	0.25

Spirit of Texas Bancshares, Inc.	(4,300)	(49,407)	0.09

TCF Financial Corp.	(1,000)	(29,690)	0.05

Triumph Bancorp, Inc.	(24,750)	(685,822)	1.20

Webster Financial Corp.	(6,350)	(179,387)	0.32

WesBanco, Inc.	(3,450)	(85,146)	0.17

		(4,144,642)

Reinsurance
Greenlight Capital Re Ltd., Class A	(15,450)	(100,734)	0.21

Residential REITs
Preferred Apartment Communities, Inc. Class A	(25,150)	(186,361)	0.35

UMH Properties, Inc.	(11,250)	(146,138)	0.27

		(332,499)

Retail REITs
CBL & Associates Properties, Inc.	(116,400)	(33,640)	0.05

Macerich Co. (The)	(38,750)	(289,462)	0.48

Pennsylvania REIT	(71,750)	(72,467)	0.13

Seritage Growth Properties Class A	(17,000)	(179,860)	0.34

Simon Property Group, Inc.	(450)	(30,047)	0.06

Washington Prime Group, Inc.	(150,700)	(129,572)	0.22

		(735,048)

Semiconductor Equipment
AXT, Inc.	(33,500)	(185,255)	0.29

Enphase Energy, Inc.	(950)	(44,489)	0.08

PDF Solutions, Inc.	(25,350)	(404,839)	0.90

Pixelworks, Inc.	(10,700)	(49,113)	0.09

		(683,696)

Semiconductors
Advanced Micro Devices, Inc.	(1,200)	(62,868)	0.15

Alpha & Omega Semiconductor Ltd.	(9,400)	(113,082)	0.19

Cree, Inc.	(15,600)	(672,828)	1.25

Everspin Technologies, Inc.	(18,500)	(69,745)	0.10

First Solar, Inc.	(16,650)	(732,767)	1.45

GSI Technology, Inc.	(4,000)	(30,920)	0.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco All Cap Market Neutral Fund

			Percentage
			of
			Reference
	Shares	Value	Entities

Semiconductors–(continued)
Marvell Technology Group Ltd.	(8,400)	$(224,616)	0.49

ON Semiconductor Corp.	(17,050)	(273,568)	0.52

Xilinx, Inc.	(3,300)	(288,420)	0.65

		(2,468,814)

Soft Drinks
Celsius Holdings, Inc.	(13,400)	(67,268)	0.13

National Beverage Corp.	(2,650)	(133,110)	0.28

		(200,378)

Specialized Consumer Services
Regis Corp.	(14,600)	(181,332)	0.27

Specialized REITs
CoreSite Realty Corp.	(3,150)	(381,748)	0.81

Digital Realty Trust, Inc.	(1,150)	(171,913)	0.37

PotlatchDeltic Corp.	(2,950)	(103,575)	0.20

Uniti Group, Inc.	(44,450)	(313,817)	0.58

		(971,053)

Specialty Chemicals
Advanced Emissions Solutions, Inc.	(13,150)	(97,705)	0.19

Albemarle Corp.	(2,500)	(153,575)	0.32

Amyris, Inc.	(136,550)	(368,685)	0.79

Flotek Industries, Inc.	(35,350)	(31,723)	0.06

		(651,688)

Specialty Stores
Five Below, Inc.	(4,200)	(378,672)	0.75

Ulta Beauty, Inc.	(450)	(98,064)	0.20

		(476,736)

Steel
Allegheny Technologies, Inc.	(5,100)	(38,301)	0.07

			Percentage
			of
			Reference
	Shares	Value	Entities

Steel–(continued)
Contura Energy, Inc.	(12,450)	$(47,559)	0.09

Haynes International, Inc.	(1,650)	(36,465)	0.07

Ramaco Resources, Inc.	(6,950)	(16,402)	0.04

United States Steel Corp.	(54,700)	(420,096)	0.77

Worthington Industries, Inc.	(1,800)	(47,592)	0.09

		(606,415)

Systems Software
Appian Corp.	(4,250)	(194,097)	0.39

FireEye, Inc.	(12,850)	(147,904)	0.30

Palo Alto Networks, Inc.	(700)	(137,557)	0.29

		(479,558)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(14,700)	(124,803)	0.24

Intevac, Inc.	(4,550)	(25,025)	0.05

Stratasys Ltd.	(7,450)	(131,865)	0.26

		(281,693)

Thrifts & Mortgage Finance
Northwest Bancshares, Inc.	(2,200)	(23,342)	0.05

Tobacco
Pyxus International, Inc.	(5,850)	(15,327)	0.03

Trading Companies & Distributors
EVI Industries, Inc.	(3,200)	(58,464)	0.13

SiteOne Landscape Supply, Inc.	(3,450)	(305,774)	0.55

		(364,238)

Trucking
YRC Worldwide, Inc.	(26,750)	(46,010)	0.09

Total Equity Securities - Short		$(51,152,921)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco All Cap Market Neutral Fund

Portfolio Composition

By sector, based on total net assets

as of April 30, 2020

	Equity Securities
			Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Communication Services	5.3%	5.1%	10.4%	0.2%
Consumer Discretionary	11.4	11.0	22.4	0.4
Consumer Staples	2.7	2.3	5.0	0.4
Energy	4.4	4.6	9.0	(0.2)
Financials	14.0	14.1	28.1	(0.1)
Health Care	21.5	21.1	42.6	0.4
Industrials	9.8	10.4	20.2	(0.6)
Information Technology	17.5	17.6	35.1	(0.1)
Materials	3.7	4.4	8.1	(0.7)
Real Estate	5.4	6.0	11.4	(0.6)
Utilities	1.1	0.6	1.7	0.5
MoneyMarket FundsPlus Other Assets Less Liabilities	3.2	-	3.2	3.2
Total	100.0%	97.2%	197.2%	2.8%

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $57,941,276)	$50,873,030

Investments in affiliated money market funds, at value (Cost $7,087,490)	7,087,490

Deposits with brokers:
Cash collateral – OTC Derivatives	300,244

Foreign currencies, at value (Cost $370)	374

Receivable for:
Fund shares sold	16,421

Dividends	17,027

Investment for trustee deferred compensation and retirement plans	15,651

Other assets	50,530

Total assets	58,360,767

Liabilities:
Other investments:
Swaps payable – OTC	10,465

Unrealized depreciation on swap agreements–OTC	5,141,852

Payable for:
Investments purchased	249,519

Fund shares reacquired	56,872

Amount due custodian	244,863

Accrued fees to affiliates	18,023

Accrued other operating expenses	49,474

Trustee deferred compensation and retirement plans	15,651

Total liabilities	5,786,719

Net assets applicable to shares outstanding	$52,574,048

Net assets consist of:
Shares of beneficial interest	$55,447,302

Distributable earnings (loss)	(2,873,254)

$52,574,048

Net Assets:

Class A	$6,384,844

Class C	$2,694,982

Class R	$57,972

Class Y	$2,655,691

Class R5	$6,895

Class R6	$40,773,664

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	963,221

Class C	429,476

Class R	8,904

Class Y	393,701

Class R5	1,018

Class R6	6,025,830

Class A:
Net asset value per share	$6.63

Maximum offering price per share (Net asset value of $6.63 ÷ 94.50%)	$7.02

Class C:
Net asset value and offering price per share	$6.28

Class R:
Net asset value and offering price per share	$6.51

Class Y:
Net asset value and offering price per share	$6.75

Class R5:
Net asset value and offering price per share	$6.77

Class R6:
Net asset value and offering price per share	$6.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco All Cap Market Neutral Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $2,525)	$499,109

Dividends from affiliated money market funds	41,135

Total investment income	540,244

Expenses:
Advisory fees	264,420

Administrative services fees	4,670

Custodian fees	1,748

Distribution fees:
Class A	8,912

Class C	9,836

Class R	162

Transfer agent fees – A, C, R and Y	12,582

Transfer agent fees – R6	294

Trustees’ and officers’ fees and benefits	6,987

Registration and filing fees	32,703

Reports to shareholders	10,440

Professional services fees	32,770

Other	(9,365)

Total expenses	376,159

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(7,104)

Net expenses	369,055

Net investment income	171,189

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,382,527)

Foreign currencies	(38)

Swap agreements	11,098,148

9,715,583

Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,408,009)

Foreign currencies	2

Swap agreements	(5,291,030)

(13,699,037)

Net realized and unrealized gain (loss)	(3,983,454)

Net increase (decrease) in net assets resulting from operations	$(3,812,265)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                      Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30,	October 31,
	2020	2019

Operations:
Net investment income	$171,189	$331,787

Net realized gain (loss)	9,715,583	(2,435,339)

Change in net unrealized appreciation (depreciation)	(13,699,037)	(7,560,427)

Net increase (decrease) in net assets resulting from operations	(3,812,265)	(9,663,979)

Distributions to shareholders from distributable earnings:
Class A	–	(912,531)

Class C	–	(285,692)

Class R	–	(9,315)

Class Y	–	(2,160,772)

Class R5	–	(845)

Class R6	–	(5,706,725)

Total distributions from distributable earnings	–	(9,075,880)

Share transactions–net:
Class A	(714,587)	49,194

Class C	1,030,939	(251,085)

Class R	(1,693)	(3,802)

Class Y	(847,575)	(16,295,464)

Class R6	(6,216,651)	525,442

Net increase (decrease) in net assets resulting from share transactions	(6,749,567)	(15,975,715)

Net increase (decrease) in net assets	(10,561,832)	(34,715,574)

Net assets:
Beginning of period	63,135,880	97,851,454

End of period	$52,574,048	$63,135,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                      Invesco All Cap Market Neutral Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$7.07	$0.01	(d)	$(0.45)	$(0.44)	$–	$–	$–	$6.63	(6.22)%	$6,385	1.49	%(e)	1.56	%(e)	1.49	%(e)	1.56	%(e)	0.25	%(d)(e)	38%
Year ended 10/31/19	8.70	0.01	(d)	(0.81)	(0.80)	–	(0.83)	(0.83)	7.07	(9.99)	7,544	1.49		1.54		1.49		1.54		0.13	(d)	75
Year ended 10/31/18	10.07	(0.06)		(0.14)	(0.20)	–	(1.17)	(1.17)	8.70	(1.65)	9,364	1.49		1.50		1.49		1.50		(0.68)		125
Year ended 10/31/17	9.80	(0.05)		0.33	0.28	–	(0.01)	(0.01)	10.07	2.81	11,085	1.43		1.48		1.43		1.48		(0.50)		162
Year ended 10/31/16	11.92	(0.03)		(0.76)	(0.79)	(1.33)	–	(1.33)	9.80	(7.42)	42,539	1.61		1.85		1.61		1.85		(0.26)		168
Year ended 10/31/15	10.70	(0.20)		1.42	1.22	–	–	–	11.92	11.40	12,812	3.69	(f)	4.62	(f)	1.60		2.53		(1.85)		175
Class C
Six months ended 04/30/20	6.71	(0.02	)(d)	(0.41)	(0.43)	–	–	–	6.28	(6.41)	2,695	2.24	(e)	2.31	(e)	2.24	(e)	2.31	(e)	(0.50	)(d)(e)	38
Year ended 10/31/19	8.37	(0.04	)(d)	(0.79)	(0.83)	–	(0.83)	(0.83)	6.71	(10.82)	1,842	2.24		2.29		2.24		2.29		(0.62	)(d)	75
Year ended 10/31/18	9.80	(0.12)		(0.14)	(0.26)	–	(1.17)	(1.17)	8.37	(2.37)	2,683	2.24		2.25		2.24		2.25		(1.43)		125
Year ended 10/31/17	9.60	(0.12)		0.33	0.21	–	(0.01)	(0.01)	9.80	2.14	4,856	2.18		2.23		2.18		2.23		(1.25)		162
Year ended 10/31/16	11.76	(0.10)		(0.76)	(0.86)	(1.30)	–	(1.30)	9.60	(8.19)	10,136	2.36		2.60		2.36		2.60		(1.01)		168
Year ended 10/31/15	10.63	(0.28)		1.41	1.13	–	–	–	11.76	10.63	1,772	4.44	(f)	5.37	(f)	2.35		3.28		(2.60)		175
Class R
Six months ended 04/30/20	6.95	(0.00	)(d)	(0.44)	(0.44)	–	–	–	6.51	(6.33)	58	1.74	(e)	1.81	(e)	1.74	(e)	1.81	(e)	(0.00	)(d)(e)	38
Year ended 10/31/19	8.59	(0.01	)(d)	(0.80)	(0.81)	–	(0.78)	(0.83)	6.95	(10.26)	64	1.74		1.79		1.74		1.79		(0.12	)(d)	75
Year ended 10/31/18	9.98	(0.08)		(0.14)	(0.22)	–	(1.17)	(1.17)	8.59	(1.87)	87	1.74		1.75		1.74		1.75		(0.93)		125
Year ended 10/31/17	9.73	(0.07)		0.33	0.26	–	(0.01)	(0.01)	9.98	2.63	109	1.68		1.73		1.68		1.73		(0.75)		162
Year ended 10/31/16	11.86	(0.05)		(0.76)	(0.81)	(1.32)	–	(1.32)	9.73	(7.66)	104	1.86		2.10		1.86		2.10		(0.51)		168
Year ended 10/31/15	10.68	(0.22)		1.40	1.18	–	–	–	11.86	11.05	23	3.94	(f)	4.87	(f)	1.85		2.78		(2.10)		175
Class Y
Six months ended 04/30/20	7.18	0.02	(d)	(0.45)	(0.43)	–	–	–	6.75	(5.99)	2,656	1.24	(e)	1.31	(e)	1.24	(e)	1.31	(e)	0.50	(d)(e)	38
Year ended 10/31/19	8.81	0.03	(d)	(0.83)	(0.80)	–	(0.83)	(0.83)	7.18	(9.85)	3,693	1.24		1.29		1.24		1.29		0.38	(d)	75
Year ended 10/31/18	10.15	(0.04)		(0.13)	(0.17)	–	(1.17)	(1.17)	8.81	(1.30)	24,669	1.24		1.25		1.24		1.25		(0.43)		125
Year ended 10/31/17	9.85	(0.03)		0.34	0.31	–	(0.01)	(0.01)	10.15	3.10	40,875	1.18		1.23		1.18		1.23		(0.25)		162
Year ended 10/31/16	11.97	(0.00)		(0.77)	(0.77)	(1.35)	–	(1.35)	9.85	(7.24)	41,369	1.36		1.60		1.36		1.60		(0.01)		168
Year ended 10/31/15	10.72	(0.17)		1.42	1.25	–	–	–	11.97	11.66	16,907	3.44	(f)	4.37	(f)	1.35		2.28		(1.60)		175
Class R5
Six months ended 04/30/20	7.21	0.02	(d)	(0.46)	(0.44)	–	–	–	6.77	(6.10)	7	1.10	(e)	1.11	(e)	1.10	(e)	1.11	(e)	0.64	(d)(e)	38
Year ended 10/31/19	8.83	0.04	(d)	(0.83)	(0.79)	–	(0.83)	(0.83)	7.21	(9.70)	7	1.11		1.12		1.11		1.12		0.51	(d)	75
Year ended 10/31/18	10.18	(0.02)		(0.16)	(0.18)	–	(1.17)	(1.17)	8.83	(1.38)	9	1.11		1.12		1.11		1.12		(0.30)		125
Year ended 10/31/17	9.86	(0.02)		0.35	0.33	–	(0.01)	(0.01)	10.18	3.30	10	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)		(0.76)	(0.76)	(1.35)	–	(1.35)	9.86	(7.15)	493	1.36		1.45		1.36		1.45		(0.01)		168
Year ended 10/31/15	10.72	(0.17)		1.42	1.25	–	–	–	11.97	11.66	599	3.44	(f)	4.28	(f)	1.35		2.19		(1.60)		175
Class R6
Six months ended 04/30/20	7.20	0.02	(d)	(0.45)	(0.43)	–	–	–	6.77	(5.97)	40,774	1.10	(e)	1.11	(e)	1.10	(e)	1.11	(e)	0.64	(d)(e)	38
Year ended 10/31/19	8.82	0.04	(d)	(0.83)	(0.79)	–	(0.83)	(0.83)	7.20	(9.71)	49,985	1.11		1.12		1.11		1.12		0.51	(d)	75
Year ended 10/31/18	10.16	(0.03)		(0.14)	(0.17)	–	(1.17)	(1.17)	8.82	(1.29)	61,040	1.11		1.12		1.11		1.12		(0.30)		125
Year ended 10/31/17	9.85	(0.02)		0.34	0.32	–	(0.01)	(0.01)	10.16	3.20	71,774	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)		(0.77)	(0.77)	(1.35)	–	(1.35)	9.85	(7.24)	73,442	1.36		1.44		1.36		1.44		(0.01)		168
Year ended 10/31/15	10.72	(0.17)		1.42	1.25	–	–	–	11.97	11.66	745	3.44	(f)	4.28	(f)	1.35		2.19		(1.60)		175

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the six months ended April 30, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.01) and (0.03)%, $(0.04) and (0.78)%, $(0.02) and (0.28)%, $0.00 and 0.22%, $0.00 and 0.36% and $0.00 and 0.36% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.02) and (0.29)%, $(0.07) and (1.04)%, $(0.04) and (0.54)%, $(0.00) and (0.04)%, $0.01 and 0.09% and $0.01 and 0.09% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $7,165, $1,976, $65, $3,293, $7 and $50,051 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Ratio of interest expense and dividends on short sales to average net assets for the year ended October 31, 2015 was 2.09%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                       Invesco All Cap Market Neutral Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

22                      Invesco All Cap Market Neutral Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

23                      Invesco All Cap Market Neutral Fund

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.850%
Next $250 million	0.820%
Next $500 million	0.800%
Next $1.5 billion	0.770%
Next $2.5 billion	0.750%
Next $2.5 billion	0.720%
Next $2.5 billion	0.700%
Over $10 billion	0.670%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.85%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

24                      Invesco All Cap Market Neutral Fund

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $3,443 and reimbursed class level expenses of $2,030, $541, $18, $956, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $584 in front-end sales commissions from the sale of Class A shares and $0 and $15 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$50,873,030	$–	$–	$50,873,030

Money Market Funds	7,087,490	–	–	7,087,490

Total Investments in Securities	57,960,520	–	–	57,960,520

Other Investments - Liabilities*

Swap Agreements	–	(5,141,852)	–	(5,141,852)

Total Investments	$57,960,520	$(5,141,852)	$–	$52,818,668

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

25                      Invesco All Cap Market Neutral Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

Value
Derivative Liabilities	Equity Risk

Unrealized depreciation on swap agreements – OTC	$(5,141,852)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(5,141,852)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial Derivative Liabilities	Collateral (Received/ Pledged)
	Swap			Net
Counterparty	Agreements	Non-Cash	Cash	Amount

Morgan Stanley & Co. LLC	$(5,152,317)	$–	$–	$(5,152,317)

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Swap agreements	$11,098,148
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(5,291,030)
Total	$5,807,118

The table below summarizes the average notional value of derivatives held during the period.

Swap Agreements
Average notional value	$54,629,767

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $116.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

26                      Invesco All Cap Market Neutral Fund

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$167,385	$–	$167,385

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $26,266,930 and $21,002,074, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 4,875,951

Aggregate unrealized (depreciation) of investments	(17,387,450)

Net unrealized appreciation (depreciation) of investments	$(12,511,499)

Cost of investments for tax purposes is $65,330,167.

NOTE 10–Share Information

		Summary of Share Activity

	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	162,022	$1,116,859	155,720	$1,178,314

Class C	270,393	1,785,460	88,455	674,121

Class R	1,330	9,091	4,563	33,984

Class Y	101,077	716,241	900,668	6,918,352

Class R6	907,385	6,459,223	1,468,766	10,889,897

Issued as reinvestment of dividends:
Class A	-	-	112,270	865,605

Class C	-	-	35,418	261,383

Class R	-	-	1,116	8,484

Class Y	-	-	212,696	1,663,279

Class R6	-	-	728,720	5,705,879

Automatic conversion of Class C shares to Class A shares:
Class A	62	429	8,993	67,203

Class C	(65)	(429)	(9,421)	(67,203)

Reacquired:
Class A	(266,409)	(1,831,875)	(285,254)	(2,061,928)

Class C	(115,255)	(754,092)	(160,659)	(1,119,386)

Class R	(1,619)	(10,784)	(6,577)	(46,270)

Class Y	(221,497)	(1,563,816)	(3,400,746)	(24,877,095)

Class R6	(1,824,203)	(12,675,874)	(2,174,684)	(16,070,334)

Net increase (decrease) in share activity	(986,779)	$(6,749,567)	(2,319,956)	$(15,975,715)

(a)	76% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

27                      Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(11/01/19)	(04/30/20)[1]	Period[2]	(04/30/20)	Period[2]	Ratio
Class A	$1,000.00	$937.80	$7.18	$1,017.45	$7.47	1.49%
Class C	1,000.00	934.40	10.77	1,013.72	11.22	2.24
Class R	1,000.00	936.70	8.38	1,016.21	8.72	1.74
Class Y	1,000.00	940.10	5.98	1,018.70	6.22	1.24
Class R5	1,000.00	939.00	5.30	1,019.39	5.52	1.10
Class R6	1,000.00	940.30	5.31	1,019.39	5.52	1.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

28                      Invesco All Cap Market Neutral Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        Invesco Distributors, Inc.                                                                                     ACMN-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Consolidated Schedule of Investments
11	Consolidated Financial Statements
14	Consolidated Financial Highlights
15	Notes to Consolidated Financial Statements
23	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

     Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

     In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Balanced-Risk Allocation Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–8.01%
Class C Shares	–8.32
Class R Shares	–8.09
Class Y Shares	–7.87
Class R5 Shares	–7.88
Class R6 Shares	–7.81
S&P 500 Index▼ (Broad Market Index)	–3.16
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	–1.76
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	–6.10
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Bond Index.

  The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.

  The MSCI WorldSM Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

  The JP Morgan GBI Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their in-sights about market and economic news and trends.

3                         Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	5.14%
10 Years	4.18
5 Years	0.38
1 Year	–10.62

Class C Shares
Inception (6/2/09)	4.95%
10 Years	3.99
5 Years	0.77
1 Year	–6.88

Class R Shares
Inception (6/2/09)	5.42%
10 Years	4.51
5 Years	1.28
1 Year	–5.54

Class Y Shares
Inception (6/2/09)	5.95%
10 Years	5.04
5 Years	1.79
1 Year	–5.07

Class R5 Shares
Inception (6/2/09)	5.97%
10 Years	5.06
5 Years	1.82
1 Year	–5.17

Class R6 Shares
10 Years	5.07%
5 Years	1.91
1 Year	–5.02

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                         Invesco Balanced-Risk Allocation Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                         Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

April 30, 2020

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–32.58%
U.S. Treasury Bills–12.84%(a)
U.S. Treasury Bills	1.56%	05/07/2020	$109,400	$109,372,267
U.S. Treasury Bills	1.57%	06/11/2020	83,500	83,353,931
U.S. Treasury Bills	1.51%	07/23/2020	139,600	139,571,435
				332,297,633

U.S. Treasury Notes–19.74%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	0.15%	07/31/2020	160,520	160,537,434
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.26%	01/31/2022	200,000	200,298,192
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.22%	04/30/2022	150,000	150,030,993
				510,866,619
Total U.S. Treasury Securities (Cost $842,361,644)				843,164,252

		Expiration Date
Commodity-Linked Securities–4.36%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(d)		09/22/2020	47,200	42,062,109
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index) (Canada)(c)(d)		09/30/2020	76,800	70,828,054
Total Commodity-Linked Securities (Cost $124,000,000)				112,890,163

			Shares
Money Market Funds–55.70%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(e)(f)			429,493,681	429,493,681
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(e)(f)			168,788,502	168,889,775
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.73%(e)(f)			102,190,718	102,190,718
Invesco Treasury Obligations Portfolio, Institutional Class, 0.27%(e)(f)			524,000,000	524,000,000
Invesco Treasury Portfolio, Institutional Class, 0.10%(e)(f)			217,248,778	217,248,778
Total Money Market Funds (Cost $1,441,662,133)				1,441,822,952
TOTAL INVESTMENTS IN SECURITIES–92.64% (Cost $2,408,023,777)				2,397,877,367
OTHER ASSETS LESS LIABILITIES–7.36%				190,392,982
NET ASSETS–100.00%				$2,588,270,349

Investment Abbreviations:

EMTN – European Medium-Term Notes

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $112,890,163, which represented 4.36% of the Fund’s Net Assets.

(d)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 470,844,999	$522,923,175	$(564,274,493)	$-	$-	$429,493,681	$2,674,939
Invesco Liquid Assets Portfolio, Institutional Class	94,446,018	376,431,108	(302,113,305)	139,177	(13,223)	168,889,775	690,637
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	188,690,152	484,055,782	(570,555,216)	-	-	102,190,718	1,014,940
Invesco Treasury Obligations Portfolio, Institutional Class	705,000,000	-	(181,000,000)	-	-	524,000,000	4,075,504
Invesco Treasury Portfolio, Institutional Class	151,050,285	597,626,485	(531,427,992)	-	-	217,248,778	861,343
Total	$1,610,031,454	$1,981,036,550	$(2,149,371,006)	$139,177	$(13,223)	$1,441,822,952	$9,317,363

(f) The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	1,445	September-2020	$46,384,500	$(6,501,347)	$(6,501,347)
Gasoline Reformulated Blendstock Oxygenate Blending	2,151	May-2020	70,801,025	12,343,020	12,343,020
New York Harbor Ultra-Low Sulfur Diesel	473	May-2020	16,550,365	(3,288,979)	(3,288,979)
Silver	848	July-2020	63,485,520	(3,491,137)	(3,491,137)
WTI Crude	765	October-2020	21,970,800	(2,466,785)	(2,466,785)
Subtotal				(3,405,228)	(3,405,228)
Equity Risk
E-Mini Russell 2000 Index	2,815	June-2020	183,918,025	18,238,979	18,238,979
E-Mini S&P 500 Index	690	June-2020	100,132,800	13,763,428	13,763,428
EURO STOXX 50 Index	3,840	June-2020	121,486,761	19,207,497	19,207,497
FTSE 100 Index	1,890	June-2020	140,089,752	18,006,189	18,006,189
Hang Seng Index	1,017	May-2020	160,712,892	3,922,366	3,922,366
Tokyo Stock Price Index	1,380	June-2020	186,974,794	10,870,027	10,870,027
Subtotal				84,008,486	84,008,486
Interest Rate Risk
Australia 10 Year Bonds	7,460	June-2020	723,599,524	(10,974,344)	(10,974,344)
Canada 10 Year Bonds	6,350	June-2020	681,509,034	39,943,910	39,943,910
Long Gilt	1,162	June-2020	201,529,285	5,236,695	5,236,695
U.S. Treasury Long Bonds	1,465	June-2020	265,210,781	20,800,991	20,800,991
Subtotal				55,007,252	55,007,252
Total Futures Contracts				$135,610,510	$135,610,510
(a) Futures contracts collateralized by $45,680,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	76,200	February–2021	$30,943,022	$–	$439,910	$439,910
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	641,000	April–2021	39,540,918	–	1,294,756	1,294,756
Cargill, Inc.	Receive	Single Commodity Excess Return Index	0.12	Monthly	55,200	December–2020	57,454,810	–	3,512,100	3,512,100
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	171,000	April–2021	17,400,362	–	933,233	933,233
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	237,000	June–2020	48,053,243	–	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	4,500	September–2020	2,197,601	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	240,000	November–2020	10,792,344	–	0	0
Subtotal – Appreciation								–	6,179,999	6,179,999
Commodity Risk
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	20,800	February–2021	13,133,132	–	(345,769)	(345,769)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	297,000	October–2020	39,424,255	–	(1,000,207)	(1,000,207)
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	87,000	December–2020	3,215,720	–	(32,677)	(32,677)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	496,000	October–2020	36,092,035	–	(559,989)	(559,989)
Subtotal – Depreciation								–	(1,938,642)	(1,938,642)
Total – Total Return Swap Agreements								$–	$4,241,357	$4,241,357

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $6,670,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage
RBC Enhanced Agricultural Basket 07 Excess Return Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%

Single Commodity Index Excess Return
	Long Futures Contracts
	Gold	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts
	Coffee ’C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

Macquarie Aluminium Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts

	Aluminum	100.00%

Target Risk Allocation and Notional Asset Weights as of April 30, 2020

By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	26.68%	31.05%
Fixed Income	49.98	70.43
Commodities	23.34	28.97
Total	100.00	130.45

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $ 966,361,644)	$956,054,415
Investments in affiliated money market funds, at value (Cost $ 1,441,662,133)	1,441,822,952
Other investments:
Variation margin receivable – futures contracts	128,479,644
Swaps receivable – OTC	4,167,494
Unrealized appreciation on swap agreements – OTC	6,179,999
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	45,680,000
Cash collateral – OTC Derivatives	6,670,000
Cash	154,263,964
Receivable for:
Fund shares sold	970,388
Dividends	440,661
Interest	3,404
Investment for trustee deferred compensation and retirement plans	553,583
Other assets	1,018,200
Total assets	2,746,304,704

Liabilities:
Other investments:
Swaps payable – OTC	37,965
Unrealized depreciation on swap agreements–OTC	1,938,642
Payable for:
Investments purchased	150,000,000
Fund shares reacquired	3,945,795
Accrued fees to affiliates	1,196,635
Accrued other operating expenses	289,299
Trustee deferred compensation and retirement plans	626,019
Total liabilities	158,034,355
Net assets applicable to shares outstanding	$2,588,270,349

Net assets consist of:
Shares of beneficial interest	$2,801,372,058
Distributable earnings (loss)	(213,101,709)
$2,588,270,349

Net Assets:
Class A	$800,288,626
Class C	$412,865,227
Class R	$14,876,622
Class Y	$1,112,594,779
Class R5	$18,707,790
Class R6	$228,937,305

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	85,458,253
Class C	46,775,147
Class R	1,622,895
Class Y	116,544,637
Class R5	1,958,154
Class R6	23,902,132
Class A:
Net asset value per share	$9.36
Maximum offering price per share
(Net asset value of $9.36 ÷ 94.50%)	$9.90
Class C:
Net asset value and offering price per share	$8.83
Class R:
Net asset value and offering price per share	$9.17
Class Y:
Net asset value and offering price per share	$9.55
Class R5:
Net asset value and offering price per share	$9.55
Class R6:
Net asset value and offering price per share	$9.58

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends from affiliated money market funds	$9,317,363
Interest	7,318,746
Total investment income	16,636,109

Expenses:
Advisory fees	13,121,535
Administrative services fees	228,494
Custodian fees	24,204
Distribution fees:
Class A	1,119,009
Class C	2,381,740
Class R	42,198
Transfer agent fees – A, C, R and Y	1,731,234
Transfer agent fees – R5	13,241
Transfer agent fees – R6	4,289
Trustees’ and officers’ fees and benefits	23,181
Registration and filing fees	69,442
Reports to shareholders	144,281
Professional services fees	57,452
Other	(7,998)
Total expenses	18,952,302
Less: Fees waived and/or expense offset arrangement(s)	(788,446)
Net expenses	18,163,856
Net investment income (loss)	(1,527,747)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	222,245
Foreign currencies	573,235
Futures contracts	(288,910,337)
Swap agreements	(46,224,892)
(334,339,749)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(22,182,263)
Foreign currencies	508,567
Futures contracts	111,933,184
Swap agreements	4,780,617
95,040,105
Net realized and unrealized gain (loss)	(239,299,644)
Net increase (decrease) in net assets resulting from operations	$(240,827,391)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income (loss)	$ (1,527,747)	$33,117,030
Net realized gain (loss)	(334,339,749)	157,800,714
Change in net unrealized appreciation	95,040,105	169,010,821
Net increase (decrease) in net assets resulting from operations	(240,827,391)	359,928,565

Distributions to shareholders from distributable earnings:
Class A	(97,943,495)	–
Class C	(51,537,199)	–
Class R	(1,837,820)	–
Class Y	(143,982,976)	–
Class R5	(4,677,750)	–
Class R6	(26,950,348)	–
Total distributions from distributable earnings	(326,929,588)	–

Share transactions–net:
Class A	2,065,578	(147,902,865)
Class C	(22,970,650)	(269,857,179)
Class R	(261,452)	(3,595,215)
Class Y	(69,987,609)	(446,642,961)
Class R5	(20,363,736)	(9,954,133)
Class R6	20,914,241	(174,342,676)
Net increase (decrease) in net assets resulting from share transactions	(90,603,628)	(1,052,295,029)
Net increase (decrease) in net assets	(658,360,607)	(692,366,464)

Net assets:
Beginning of period	3,246,630,956	3,938,997,420
End of period	$2,588,270,349	$3,246,630,956

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/20	$11.33	$(0.01)	$(0.79)	$(0.80)	$(0.67)	$(0.50)	$(1.17)	$9.36	(8.01)%	$800,289	1.25	%(d)	1.30	%(d)	(0.13	)%(d)	39%
Year ended 10/31/19	10.21	0.10	1.02	1.12	–	–	–	11.33	10.97	968,345	1.24		1.29		0.95		11
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	–	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21		1.27		0.32		116
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22		1.28		(0.49)		12
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20		1.27		(0.89)		96
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Class C
Six months ended 04/30/20	10.69	(0.04)	(0.75)	(0.79)	(0.57)	(0.50)	(1.07)	8.83	(8.32)	412,865	2.00	(d)	2.05	(d)	(0.88	)(d)	39
Year ended 10/31/19	9.70	0.02	0.97	0.99	–	–	–	10.69	10.21	527,251	1.99		2.04		0.20		11
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	–	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96		2.02		(0.43)		116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Class R
Six months ended 04/30/20	11.10	(0.02)	(0.77)	(0.79)	(0.64)	(0.50)	(1.14)	9.17	(8.09)	14,877	1.50	(d)	1.55	(d)	(0.38	)(d)	39
Year ended 10/31/19	10.02	0.07	1.01	1.08	–	–	–	11.10	10.78	18,343	1.49		1.54		0.70		11
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	–	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46		1.52		0.07		116
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47		1.53		(0.74)		12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45		1.52		(1.14)		96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Class Y
Six months ended 04/30/20	11.55	0.01	(0.81)	(0.80)	(0.70)	(0.50)	(1.20)	9.55	(7.87)	1,112,595	1.00	(d)	1.05	(d)	0.12	(d)	39
Year ended 10/31/19	10.37	0.13	1.05	1.18	–	–	–	11.55	11.38	1,431,442	0.99		1.04		1.20		11
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	–	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96		1.02		0.57		116
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97		1.03		(0.24)		12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95		1.02		(0.64)		96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Class R5
Six months ended 04/30/20	11.56	0.01	(0.81)	(0.80)	(0.71)	(0.50)	(1.21)	9.55	(7.88)	18,708	0.95	(d)	1.00	(d)	0.17	(d)	39
Year ended 10/31/19	10.38	0.14	1.04	1.18	–	–	–	11.56	11.37	45,497	0.92		0.97		1.27		11
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	–	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92		0.98		0.61		116
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92		0.98		(0.19)		12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89		0.96		(0.58)		96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Class R6
Six months ended 04/30/20	11.59	0.01	(0.80)	(0.79)	(0.72)	(0.50)	(1.22)	9.58	(7.81)	228,937	0.87	(d)	0.92	(d)	0.25	(d)	39
Year ended 10/31/19	10.40	0.15	1.04	1.19	–	–	–	11.59	11.44	255,753	0.87		0.92		1.32		11
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	–	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86		0.92		0.67		116
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85		0.91		(0.12)		12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82		0.89		(0.51)		96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $900,030, $478,879, $16,972, $1,298,836, $34,853 and $249,815 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

April 30, 2020

(Unaudited)

NOTE 1 – Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

15                         Invesco Balanced-Risk Allocation Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign

16                         Invesco Balanced-Risk Allocation Fund

currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market”on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in

17                         Invesco Balanced-Risk Allocation Fund

exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.950%
Next $250 million	0.925%
Next $500 million	0.900%
Next $1.5 billion	0.875%
Next $2.5 billion	0.850%
Next $2.5 billion	0.825%
Next $2.5 billion	0.800%
Over $10 billion	0.775%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.89%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $781,577.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

18                         Invesco Balanced-Risk Allocation Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $57,403 in front-end sales commissions from the sale of Class A shares and $55 and $4,980 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$–	$843,164,252	$–	$843,164,252
Commodity-Linked Securities	–	112,890,163	–	112,890,163
Money Market Funds	1,441,822,952	–	–	1,441,822,952
Total Investments in Securities	1,441,822,952	956,054,415	–	2,397,877,367

Other Investments – Assets*
Futures Contracts	162,333,102	–	–	162,333,102
Swap Agreements	–	6,179,999	–	6,179,999
	162,333,102	6,179,999	–	168,513,101

Other Investments – Liabilities*
Futures Contracts	(26,722,592)	–	–	(26,722,592)
Swap Agreements	–	(1,938,642)	–	(1,938,642)
	(26,722,592)	(1,938,642)	–	(28,661,234)
Total Other Investments	135,610,510	4,241,357	–	139,851,867
Total Investments	$1,577,433,462	$960,295,772	$–	$2,537,729,234

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

19                         Invesco Balanced-Risk Allocation Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$12,343,020	$84,008,486	$65,981,596	$162,333,102
Unrealized appreciation on swap agreements – OTC	6,179,999	-	-	6,179,999
Total Derivative Assets	18,523,019	84,008,486	65,981,596	168,513,101
Derivatives not subject to master netting agreements	(12,343,020)	(84,008,486)	(65,981,596)	(162,333,102)
Total Derivative Assets subject to master netting agreements	$6,179,999	$-	$-	$6,179,999

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(15,748,248)	$-	$(10,974,344)	$(26,722,592)
Unrealized depreciation on swap agreements – OTC	(1,938,642)	-	-	(1,938,642)
Total Derivative Liabilities	(17,686,890)	-	(10,974,344)	(28,661,234)
Derivatives not subject to master netting agreements	15,748,248	-	10,974,344	26,722,592
Total Derivative Liabilities subject to master netting agreements	$(1,938,642)	$-	$-	$(1,938,642)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash	Net Amount(a)
Barclays Bank PLC	$439,910	$(4,539)	$435,371	$-	$-	$435,371
Canadian Imperial Bank of Commerce	1,294,756	(7,228)	1,287,528	-	-	1,287,528
Cargill, Inc.	3,512,100	(356,951)	3,155,149	-	(3,155,149)	-
JPMorgan Chase Bank, N.A.	933,233	(1,001,577)	(68,344)	-	68,344	-
Macquarie Bank Ltd.	-	(32,784)	(32,784)	-	-	(32,784)
Merrill Lynch International	4,167,494	(7,849)	4,159,645	-	(1,230,000)	2,929,645
Morgan Stanley Capital Services LLC	-	(565,679)	(565,679)	-	310,000	(255,679)
Total	10,347,493	(1,976,607)	8,370,886	-	(4,006,805)	4,364,081

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(131,277,354)	$(196,602,397)	$38,969,414	$(288,910,337)
Swap agreements	(46,224,892)	-	-	(46,224,892)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(7,177,935)	46,255,914	72,855,205	111,933,184
Swap agreements	4,780,617	-	-	4,780,617
Total	$(179,899,564)	$(150,346,483)	$111,824,619	$(218,421,428)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements
Average notional value	$3,550,586,488	$432,132,541

20                         Invesco Balanced-Risk Allocation Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,869.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 9–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $349,999,999 and $757,244,699, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$163,273,853
Aggregate unrealized (depreciation) of investments	(39,771,072)
Net unrealized appreciation of investments	$123,502,781

Cost of investments for tax purposes is $2,414,226,453.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	4,049,636	$41,144,552	6,542,249	$70,479,107
Class C	1,067,862	10,261,044	2,368,989	24,050,794
Class R	142,845	1,416,338	338,167	3,590,054
Class Y	11,088,052	114,651,274	23,246,799	252,902,159
Class R5	154,472	1,573,831	517,017	5,688,405
Class R6	1,926,599	19,831,712	1,948,378	21,094,666

Issued as reinvestment of dividends:
Class A	8,746,241	90,261,202	-	-
Class C	4,751,227	46,324,464	-	-
Class R	180,893	1,828,830	-	-
Class Y	10,721,775	112,685,854	-	-
Class R5	443,344	4,659,542	-	-
Class R6	2,471,900	26,053,833	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	980,519	9,835,606	7,625,875	84,007,106
Class C	(1,039,052)	(9,835,606)	(8,067,836)	(84,007,106)

21                         Invesco Balanced-Risk Allocation Fund

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(13,748,550)	$(139,175,782)	(28,294,281)	$(302,389,078)
Class C	(7,327,919)	(69,720,552)	(20,799,122)	(209,900,867)
Class R	(353,232)	(3,506,620)	(680,615)	(7,185,269)
Class Y	(29,200,031)	(297,324,737)	(64,961,722)	(699,545,120)
Class R5	(2,573,774)	(26,597,109)	(1,466,700)	(15,642,538)
Class R6	(2,560,289)	(24,971,304)	(18,198,165)	(195,437,342)
Net increase (decrease) in share activity	(10,077,482)	$(90,603,628)	(99,880,967)	$(1,052,295,029)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$919.90	$5.97	$1,018.65	$6.27	1.25%
Class C	1,000.00	916.80	9.53	1,014.92	10.02	2.00
Class R	1,000.00	919.10	7.16	1,017.40	7.52	1.50
Class Y	1,000.00	921.30	4.78	1,019.89	5.02	1.00
Class R5	1,000.00	921.20	4.54	1,020.14	4.77	0.95
Class R6	1,000.00	921.90	4.16	1,020.54	4.37	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23                         Invesco Balanced-Risk Allocation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                                  Invesco Distributors, Inc.                                                                                      IBRA-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Consolidated Schedule of Investments
13	Consolidated Financial Statements
16	Consolidated Financial Highlights
17	Notes to Consolidated Financial Statements
25	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Balanced-Risk Commodity Strategy Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–22.14%
Class C Shares	–22.62
Class R Shares	–22.35
Class Y Shares	–22.24
Class R5 Shares	–22.02
Class R6 Shares	–22.10
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	–22.70
Source(s):▼ RIMES Technologies Corp.

The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-7.57%
5 Years	-8.60
1 Year	-29.09

Class C Shares
Inception (11/30/10)	-7.72%
5 Years	-8.28
1 Year	-26.28

Class R Shares
Inception (11/30/10)	-7.22%
5 Years	-7.81
1 Year	-25.16

Class Y Shares
Inception (11/30/10)	-6.77%
5 Years	-7.37
1 Year	-24.84

Class R5 Shares
Inception (11/30/10)	-6.70%
5 Years	-7.25
1 Year	-24.73

Class R6 Shares
Inception	-6.74%
5 Years	-7.21
1 Year	-24.69

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Balanced-Risk Commodity Strategy Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

April 30, 2020

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–28.85%
U.S. Treasury Bills–9.52%(a)
U.S. Treasury Bills	1.57%	06/04/2020	$36,500	$36,447,344
U.S. Treasury Bills	1.57%	06/11/2020	36,500	36,436,149
				72,883,493

U.S. Treasury Notes–19.33%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	0.15%	07/31/2020	49,000	49,005,322
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)	0.26%	01/31/2022	49,000	49,073,057
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)	0.22%	04/30/2022	50,000	50,010,331
				148,088,710
Total U.S. Treasury Securities (Cost $220,883,493)				220,972,203

		Expiration Date
Commodity-Linked Securities–5.08%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (c)(d)		04/23/2021	17,350	16,831,786
Canadian Imperial Bank of Commerce (Canada), U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 27 Excess Return Index)(c)(e)		05/17/2021	25,000	22,060,877
Total Commodity-Linked Securities (Cost $42,350,000)				38,892,663

			Shares
Money Market Funds–54.67%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(f)(g)			117,116,574	117,116,574
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(f)(g)			83,823,292	83,873,586
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.73%(f)(g)			83,893,226	83,893,226
Invesco Treasury Portfolio, Institutional Class, 0.10%(f)(g)			133,847,513	133,847,513
Total Money Market Funds (Cost $418,667,660)				418,730,899
TOTAL INVESTMENTS IN SECURITIES–88.60% (Cost $681,901,153)				678,595,765
OTHER ASSETS LESS LIABILITIES–11.40%				87,288,172
NET ASSETS–100.00%				$765,883,937

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $38,892,663, which represented 5.08% of the Fund’s Net Assets.

(d)

Barclays Diversified Energy-Metals Total Return Index - a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

(e)

Canadian Imperial Bank of Commerce Custom 27 Excess Return Index - a basket of indices that provide exposure to various components of energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, British Gas Oil, Gold, LME Copper, Silver, Unleaded Gasoline and WTI Crude Oil

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$177,507,383	$123,855,050	$(184,245,859)	$-	$-	$117,116,574	$950,216
Invesco Liquid Assets Portfolio, Institutional Class	99,938,556	80,632,293	(96,734,618)	36,424	931	83,873,586	671,817
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	62,093,827	485,512,894	(463,713,495)	-	-	83,893,226	429,451
Invesco Treasury Portfolio, Institutional Class	159,833,580	128,977,200	(154,963,267)	-	-	133,847,513	862,539
Total	$499,373,346	$818,977,437	$(899,657,239)	$36,424	$931	$418,730,899	$2,914,023

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Coffee ’C’	386	July-2020	$15,386,925	$(2,061,831)	$(2,061,831)
Corn	695	July-2020	11,120,000	(2,614,258)	(2,614,258)
Cotton No. 2	1,155	December-2020	34,026,300	(5,029,728)	(5,029,728)
Gasoline Reformulated Blendstock Oxygenate Blending	1,143	May-2020	37,622,302	6,560,779	6,560,779
Gold	411	June-2020	69,631,620	1,800,081	1,800,081
Soybeans	1,116	July-2020	47,722,950	(6,270,440)	(6,270,440)
Wheat	559	July-2020	14,652,788	(653,140)	(653,140)
Total Futures Contracts				$(8,268,537)	$(8,268,537)

(a) Futures contracts collateralized by $36,450,000 cash held with Goldman Sachs & Co., the futures commission merchant.
Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Cocoa Roll Yield Excess Return Index	0.43%	Monthly	322,000	February–2021	$ 40,225,560	$–	$ 2,738,545	$ 2,738,545
Canadian Imperial Bank of Commerce	Pay	CIBC Soybean Oil Excess Return Index	0.09	Monthly	147,700	December–2020	29,209,262	–	717,664	717,664
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	883,000	April–2021	54,469,003	–	1,783,572	1,783,572
Cargill, Inc.	Receive	Single Commodity Excess Return Index	0.12	Monthly	9,050	December–2020	9,419,674	–	575,806	575,806
Goldman Sachs International	Receive	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	137,000	March–2021	17,487,927	–	234,859	234,859
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	612,000	September–2020	18,297,239	–	1,316,338	1,316,338
JPMorgan Chase Bank, N.A	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	147,700	April–2021	15,029,435	–	806,073	806,073
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Aluminium type A Excess Return Index	0.14	Monthly	928,000	December–2020	39,589,594	–	388,090	388,090
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A	0.17	Monthly	93,500	February–2021	7,336,113	–	33,566	33,566
Merrill Lynch International	Pay	MLCIAPLH Excess Return Index	0.00	Monthly	1,950,000	December–2020	9,013,290	–	0	0
Merrill Lynch International	Pay	MLCX2CCER Excess Return Index	0.00	Monthly	137,000	January–2021	7,559,194	–	0	0
Merrill Lynch International	Pay	MLCX2KCE Excess Return Index	0.00	Monthly	620,000	December–2020	4,350,602	–	0	0
Merrill Lynch International	Pay	MLCX2LCER Excess Return Index	0.00	Monthly	27,000	February–2021	1,463,797	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	111,900	June–2020	22,688,430	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30	Monthly	39,050	June–2020	21,949,989	–	0	0
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Merrill Lynch International	Receive	MLCI3LNE Excess Return Index	0.18%	Monthly	134,000	December–2020	$ 31,267,908	$–	$0	$0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	78,100	September–2020	38,140,588	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	192,000	November–2020	8,633,875	–	0	0
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2CN0 Index	0.05	Monthly	110,900	December–2020	24,890,163	–	476,826	476,826
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	67,500	April–2021	7,282,737	–	258,930	258,930
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	185,800	March–2021	31,625,705	–	0	0
Subtotal – Appreciation								–	9,330,269	9,330,269
Commodity Risk
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37	Monthly	129,200	March–2021	16,083,514	–	(1,736,539)	(1,736,539)
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	7,000	January–2021	5,438,839	–	(27,506)	(27,506)
Barclays Bank PLC	Receive	Barclays Soybean Meal Seasonal Excess Return Index	0.52	Monthly	9,150	April–2021	8,085,630	–	(40,892)	(40,892)
Barclays Bank PLC	Receive	Barclays Wheat Seasonal Index Excess Return Index	0.33	Monthly	870,000	February–2021	16,818,579	–	(505,644)	(505,644)
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	55,100	March–2021	9,106,471	–	(1,031,318)	(1,031,318)
Canadian Imperial Bank of Commerce	Pay	CIBC Natural Gas Standard Roll Excess Return Index	0.10	Monthly	258,000	August—2020	9,352,010	–	(321,004)	(321,004)
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.42	Monthly	25,700	June–2020	22,229,431	–	(290,469)	(290,469)
JPMorgan Chase Bank, N.A	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	175,400	October–2020	23,282,877	–	(590,694)	(590,694)
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Crude Oil (WTI) type A Excess Return Index	0.06	Monthly	288,000	March–2021	2,097,878	–	(437,443)	(437,443)
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Heating Oil type A Excess Return Index	0.06	Monthly	72,000	July–2020	2,336,983	–	(336,744)	(336,744)
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Unleaded Gasoline type A Excess Return Index	0.43	Monthly	116,000	April–2021	3,807,306	–	(500,702)	(500,702)
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A Excess Return Index	0.12	Monthly	97,000	December–2020	11,929,118	–	(216,155)	(216,155)
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	1,142,000	December–2020	42,210,947	–	(428,935)	(428,935)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Brent Crude Oil type A Excess Return Index	0.08%	Monthly	73,500	April–2021	$2,846,449	$–	$ (420,736)	$ (420,736)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	130,800	March–2021	21,516,391	–	(516,137)	(516,137)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	247,200	December–2020	40,664,004	–	(975,451)	(975,451)
Merrill Lynch International	Receive	MLCI3LXE Excess Return Index	0.18	Monthly	54,200	April–2021	6,248,431	–	(26,406)	(26,406)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05	Monthly	17,200	December–2020	2,916,680	–	(68,826)	(68,826)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2SY0 Index	0.05	Monthly	15,400	December–2020	4,992,731	–	(56,082)	(56,082)
Subtotal – Depreciation								–	(8,527,683)	(8,527,683)
Total – Total Return Swap Agreements								$–	$ 802,586	$ 802,586

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $41,589,780.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Barclays Cocoa Roll Yield Excess Return Index
	Long Futures Contracts

	Cocoa	100.00%

CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100.00%

CIBC Soybean Oil Excess Return Index
	Long Futures Contracts

	Soybean Oil	100.00%

Single Commodity Excess Return Index
	Long Futures Contracts

	Gold	100.00%

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts

	Sugar	100.00%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts

	Cotton	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Macquarie Single Commodity Nickel type A Excess Return Index
	Long Futures Contracts

	Nickel	100.00%

Macquarie Single Commodity Aluminum type A Excess Return Index
	Long Futures Contracts

	Aluminum	100.00%

MLCX2LCER Excess Return Index
	Long Futures Contracts

	Live Cattle	100.00%

MLCIAPLH Excess Return Index
	Long Futures Contracts

	Lean Hogs	100.00%

MLCX2CCER Excess Return Index
	Long Futures Contracts

	Cocoa	100.00%

MLCX2KCE Excess Return Index
	Long Futures Contracts

	Coffee	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Soybean Meal Excess Return Index
	Long Futures Contracts

	Soybean Meal	100.00%

MLCI3LNE Excess Return Index
	Long Futures Contracts

	Nickel	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100.00%

Morgan Stanley MSCY2CN0 Index
	Long Futures Contracts

	Corn	100.00%

MS Soybean Oil Dynamic Roll Excess Return Index
	Long Futures Contracts

	Soybean Oil	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts

	Brent Crude	100.00%

Barclays Soybean Meal Seasonal Excess Return Index
	Long Futures Contracts

	Soybean Meal	100.00%

Barclays Wheat Seasonal Excess Return Index
	Long Futures Contracts

	Wheat	100.00%

Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts

	WTI Crude	100.00%

Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts

	Heating Oil	100.00%

Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts

	Soybean Meal	100.00%

CIBC Natural Gas Standard Roll Excess Return Index
	Long Futures Contracts

	Natural Gas	100.00%

S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts

	Soybean Meal	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

Macquarie Single Commodity Crude Oil (WTI) type A Excess Return Index
	Long Futures Contracts

	WTI Crude	100.00%

Macquarie Single Commodity Unleaded Gasoline type A Excess Return Index
	Long Futures Contracts

	Unleaded Gasoline	100.00%

Macquarie Single Commodity Heating Oil type A Excess Return Index
	Long Futures Contracts

	Heating Oil	100.00%

Macquarie Single Commodity Zinc type A Excess Return Index
	Long Futures Contracts

	Zinc	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Macquarie Single Commodity Brent Crude Oil type A Excess Return Index
	Long Futures Contracts

	Brent Crude	100.00%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100.00%

Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts

	Silver	100.00%

MLCI3LXE Excess Return Index
	Long Futures Contracts

	Zinc	100.00%

Morgan Stanley MSCY2KW0 Index
	Long Futures Contracts

	Kansas Wheat	100.00%

Morgan Stanley MSCY2SY0 Index
	Long Futures Contracts

	Soybean	100.00%

Target Risk Allocation and Notional Asset Weights as of April 30, 2020

By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Agriculture	27.47%	29.29%
Energy	27.15	17.83
Industrial Metals	19.25	16.20
Precious Metals	26.13	27.31
Total	100.00	90.63

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $ 263,233,493)	$ 259,864,866
Investments in affiliated money market funds, at value (Cost $ 418,667,660)	418,730,899
Other investments:
Variation margin receivable – futures contracts	2,294,193
Swaps receivable – OTC	6,650,875
Unrealized appreciation on swap agreements – OTC	9,330,269
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	36,450,000
Cash collateral – OTC Derivatives	41,589,780
Cash	52,672,427
Receivable for:
Fund shares sold	1,251,067
Fund expenses absorbed	146,900
Dividends	149,834
Interest	977
Investment for trustee deferred compensation and retirement plans	74,138
Other assets	60,719
Total assets	829,266,944

Liabilities:

Other investments:
Swaps payable – OTC	3,239,161
Unrealized depreciation on swap agreements–OTC	8,527,683
Payable for:
Investments purchased	50,000,000
Fund shares reacquired	1,025,860
Accrued fees to affiliates	18,812
Accrued trustees’ and officers’ fees and benefits	1,065
Accrued other operating expenses	441,509
Trustee deferred compensation and retirement plans	128,917
Total liabilities	63,383,007
Net assets applicable to shares outstanding	$ 765,883,937

Net assets consist of:

Shares of beneficial interest	$1,019,188,475
Distributable earnings (loss)	(253,304,538)
$765,883,937

Net Assets:

Class A	$16,271,449
Class C	$3,810,485
Class R	$1,142,095
Class Y	$551,418,505
Class R5	$121,271,587
Class R6	$71,969,816

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	3,392,926
Class C	846,146
Class R	242,262
Class Y	112,426,381
Class R5	24,621,988
Class R6	14,580,909
Class A:
Net asset value per share	$4.80
Maximum offering price per share
(Net asset value of $4.80 ÷ 94.50%)	$5.08
Class C:
Net asset value and offering price per share	$4.50
Class R:
Net asset value and offering price per share	$4.71
Class Y:
Net asset value and offering price per share	$4.90
Class R5:
Net asset value and offering price per share	$4.93
Class R6:
Net asset value and offering price per share	$4.94

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:

Dividends from affiliated money market funds	$2,914,023
Interest	2,753,503
Total investment income	5,667,526

Expenses:

Advisory fees	4,646,107
Administrative services fees	75,176
Custodian fees	11,926
Distribution fees:
Class A	26,492
Class C	24,739
Class R	3,247
Transfer agent fees – A, C, R and Y	920,208
Transfer agent fees – R5	66,250
Transfer agent fees – R6	2,519
Trustees’ and officers’ fees and benefits	13,777
Registration and filing fees	50,975
Reports to shareholders	210,734
Professional services fees	41,743
Other	(477)
Total expenses	6,093,416
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,203,952)
Net expenses	4,889,464
Net investment income	778,062

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(41,779,752)
Futures contracts	(43,425,359)
Swap agreements	(125,053,958)
(210,259,069)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,251,368)
Futures contracts	(2,785,382)
Swap agreements	43,219
(9,993,531)
Net realized and unrealized gain (loss)	(220,252,600)
Net increase (decrease) in net assets resulting from operations	$(219,474,538)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$778,062	$14,041,754
Net realized gain (loss)	(210,259,069)	(113,466,192)
Change in net unrealized appreciation (depreciation)	(9,993,531)	32,021,361
Net increase (decrease) in net assets resulting from operations	(219,474,538)	(67,403,077)

Distributions to shareholders from distributable earnings:
Class A	(211,528)	(53,472)
Class C	(51,760)	(4,110)
Class R	(12,431)	(1,974)
Class Y	(6,489,285)	(2,935,782)
Class R5	(1,288,903)	(420,321)
Class R6	(1,001,608)	(62,452)
Total distributions from distributable earnings	(9,055,515)	(3,478,111)

Share transactions–net:
Class A	(3,159,232)	(8,473,110)
Class C	(1,079,809)	(3,045,567)
Class R	65,902	(146,832)
Class Y	(8,829,489)	(537,217,082)
Class R5	14,173,979	(20,716,649)
Class R6	(25,537,731)	98,657,293
Net increase (decrease) in net assets resulting from share transactions	(24,366,380)	(470,941,947)
Net increase (decrease) in net assets	(252,896,433)	(541,823,135)

Net assets:
Beginning of period	1,018,780,370	1,560,603,505
End of period	$765,883,937	$1,018,780,370

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/20	$6.22	$(0.00)	$(1.36)	$(1.36)	$(0.06)	$–	$(0.06)	$4.80	(22.14)%	$16,271	1.32	%(d)	1.63	%(d)	(0.08	)%(d)	125%
Year ended 10/31/19	6.50	0.05	0.32	(0.27)	(0.01)	(0.00)	(0.01)	6.22	(4.15)	24,633	1.31	(e)	1.58	(e)	0.79	(e)	9
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	–	–	–	6.50	(2.98)	34,543	1.42		1.51		0.14		96
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	–	(0.17)	6.70	0.47	56,532	1.49		1.56		(0.78)		10
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	–	–	–	6.84	4.59	40,844	1.47		1.56		(1.11)		98
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	–	–	–	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Class C
Six months ended 04/30/20	5.87	(0.02)	(1.30)	(1.32)	(0.05)	–	(0.05)	4.50	(22.62)	3,810	2.07	(d)	2.38	(d)	(0.83	)(d)	125
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	(0.00)	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(e)	2.33	(e)	0.04	(e)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	–	–	–	6.16	(3.75)	9,555	2.17		2.26		(0.61)		96
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	–	(0.15)	6.40	(0.34)	7,086	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	–	–	–	6.57	3.79	5,915	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	–	–	–	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Class R
Six months ended 04/30/20	6.12	(0.01)	(1.35)	(1.36)	(0.05)	–	(0.05)	4.71	(22.35)	1,142	1.57	(d)	1.88	(d)	(0.33	)(d)	125
Year ended 10/31/19	6.40	0.03	(0.27)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(e)	1.83	(e)	0.54	(e)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	–	–	–	6.40	(3.32)	1,622	1.67		1.76		(0.11)		96
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	–	(0.16)	6.62	0.35	1,683	1.74		1.81		(1.03)		10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	–	–	–	6.76	4.32	782	1.72		1.81		(1.36)		98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	–	–	–	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Class Y
Six months ended 04/30/20	6.36	0.01	(1.41)	(1.40)	(0.06)	–	(0.06)	4.90	(22.24)	551,419	1.07	(d)	1.38	(d)	0.17	(d)	125
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(e)	1.33	(e)	1.04	(e)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.63	(2.77)	1,327,952	1.17		1.26		0.39		96
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	–	(0.19)	6.82	0.80	577,236	1.24		1.31		(0.53)		10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	–	–	–	6.95	4.83	574,878	1.22		1.31		(0.86)		98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	–	–	–	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Class R5
Six months ended 04/30/20	6.38	0.01	(1.40)	(1.39)	(0.06)	–	(0.06)	4.93	(22.02)	121,272	1.07	(d)	1.21	(d)	0.17	(d)	125
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(e)	1.17	(e)	1.04	(e)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.65	(2.74)	167,687	1.11		1.19		0.45		96
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	–	(0.19)	6.84	0.83	205,568	1.16		1.23		(0.45)		10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	–	–	–	6.97	4.97	195,777	1.13		1.22		(0.77)		98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	–	–	–	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Class R6
Six months ended 04/30/20	6.40	0.01	(1.41)	(1.40)	(0.06)	–	(0.06)	4.94	(22.10)	71,970	1.07	(d)	1.12	(d)	0.17	(d)	125
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(e)	1.08	(e)	1.09	(e)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	–	(0.00)	6.67	(2.72)	19,244	1.01		1.09		0.55		96
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	–	(0.19)	6.86	1.04	12,293	1.08		1.15		(0.37)		10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	–	–	–	6.98	4.96	1,971	1.03		1.12		(0.67)		98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	–	–	–	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $21,301, $4,973, $1,305, $658,485, $133,159 and $96,354 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11% for the year ended October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

April 30, 2020

(Unaudited)

NOTE 1– Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco Balanced-Risk Commodity Strategy Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the

18                         Invesco Balanced-Risk Commodity Strategy Fund

value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

19                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.050%
Next $250 million	1.025%
Next $500 million	1.000%
Next $1.5 billion	0.975%
Next $2.5 billion	0.950%
Next $2.5 billion	0.925%
Next $2.5 billion	0.900%
Over $10 billion	0.875%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 1.02%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $249,115 and reimbursed class level expenses of $27,746, $6,481, $1,699, $857,124, $61,429 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $711 in front-end sales commissions from the sale of Class A shares and $0 and $327 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

20                         Invesco Balanced-Risk Commodity Strategy Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$–	$220,972,203	$–	$220,972,203
Commodity-Linked Securities	–	38,892,663	–	38,892,663
Money Market Funds	418,730,899	–	–	418,730,899
Total Investments in Securities	418,730,899	259,864,866	–	678,595,765

Other Investments – Assets*
Futures Contracts	8,360,860	–	–	8,360,860
Swap Agreements	–	9,330,269	–	9,330,269
	8,360,860	9,330,269	–	17,691,129

Other Investments – Liabilities*
Futures Contracts	(16,629,397)	–	–	(16,629,397)
Swap Agreements	–	(8,527,683)	–	(8,527,683)
	(16,629,397)	(8,527,683)	–	(25,157,080)
Total Other Investments	(8,268,537)	802,586	–	(7,465,951)
Total Investments	$410,462,362	$260,667,452	$–	$671,129,814

*	Unrealized appreciation (depreciation).

NOTE 4 – Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$8,360,860
Unrealized appreciation on swap agreements – OTC	9,330,269
Total Derivative Assets	17,691,129
Derivatives not subject to master netting agreements	(8,360,860)
Total Derivative Assets subject to master netting agreements	$9,330,269

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(16,629,397)
Unrealized depreciation on swap agreements – OTC	(8,527,683)
Total Derivative Liabilities	(25,157,080)
Derivatives not subject to master netting agreements	16,629,397
Total Derivative Liabilities subject to master netting agreements	$(8,527,683)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

21                         Invesco Balanced-Risk Commodity Strategy Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash
Barclays Bank PLC	$2,738,545	$(3,358,710)	$(620,165)	$-	$620,165	$-
Canadian Imperial Bank of Commerce	2,501,236	(332,743)	2,168,493	-	-	2,168,493
Cargill, Inc.	575,806	(967)	574,839	-	(574,839)	-
Goldman Sachs International	1,551,197	(296,660)	1,254,537	-	-	1,254,537
JPMorgan Chase Bank, N.A.	806,073	(591,635)	214,438	-	-	214,438
Macquarie Bank Ltd.	421,656	(3,835,781)	(3,414,125)	-	3,414,125	-
Merrill Lynch International	6,650,875	(3,075,609)	3,575,266	-	-	3,575,266
Morgan Stanley Capital Services LLC	735,756	(125,831)	609,925	-	(609,925)	-
Royal Bank of Canada	-	(148,908)	(148,908)	-	148,908	-
Total	$15,981,144	$(11,766,844)	$4,214,300	$-	$2,998,434	$7,212,734

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(43,425,359)
Swap agreements	(125,053,958)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(2,785,382)
Swap agreements	43,219
Total	$(171,221,480)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements
Average notional value	$263,798,319	$730,740,694

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $358.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

22                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$37,362,229	$–	$37,362,229

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $188,600,000 and $166,236,139, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $113,000,000 and $165,851,175, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 17,843,078
Aggregate unrealized (depreciation) of investments	(23,569,645)
Net unrealized appreciation (depreciation) of investments	$ (5,726,567)

Cost of investments for tax purposes is $676,856,381.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	392,843	$2,343,518	678,597	$4,265,449
Class C	53,287	249,310	162,557	959,414
Class R	43,741	231,764	72,010	446,924
Class Y	28,947,890	163,368,329	59,608,724	383,430,826
Class R5	2,827,460	15,396,233	774,297	4,927,483
Class R6	3,110,871	18,107,791	23,222,617	145,568,535

Issued as reinvestment of dividends:
Class A	29,522	183,627	7,648	48,335
Class C	7,770	45,452	644	3,858
Class R	2,021	12,372	316	1,965
Class Y	613,477	3,895,581	211,248	1,360,440
Class R5	202,006	1,288,797	64,628	417,496
Class R6	22,393	143,089	9,615	62,307

Automatic conversion of Class C shares to Class A shares:
Class A	2,154	11,063	113,699	717,474
Class C	(2,293)	(11,063)	(120,014)	(717,474)

23                         Invesco Balanced-Risk Commodity Strategy Fund

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(990,385)	$(5,697,440)	(2,157,147)	$(13,504,368)
Class C	(249,504)	(1,363,508)	(556,251)	(3,291,365)
Class R	(32,922)	(178,234)	(96,202)	(595,721)
Class Y	(31,386,207)	(176,093,399)	(145,962,534)	(922,008,348)
Class R5	(407,768)	(2,511,051)	(4,036,280)	(26,061,628)
Class R6	(7,286,364)	(43,788,611)	(7,381,324)	(46,973,549)
Net increase (decrease) in share activity	(4,100,008)	$(24,366,380)	(75,383,152)	$(470,941,947)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Subsequent to period-end, a redemption of $247,883,127 of Class Y shares was processed which represented approximately 30% of the Fund’s Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

24                         Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$778.60	$5.84	$1,018.30	$6.62	1.32%
Class C	1,000.00	773.80	9.13	1,014.57	10.37	2.07
Class R	1,000.00	776.50	6.93	1,017.06	7.87	1.57
Class Y	1,000.00	777.60	4.73	1,019.54	5.37	1.07
Class R5	1,000.00	779.80	4.73	1,019.54	5.37	1.07
Class R6	1,000.00	779.00	4.73	1,019.54	5.37	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

25                         Invesco Balanced-Risk Commodity Strategy Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                       BRCS-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services

Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg Head of the Americas, Senior Managing Director, Invesco Ltd.

2                      Invesco Developing Markets Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–14.07%
Class C Shares	–14.36
Class Y Shares	–13.95
Class R5 Shares	–13.91
Class R6 Shares	–13.89
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	–10.50
Lipper Emerging Market Funds Index∎ (Peer Group Index)	–12.99
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which with-holds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index representative of emerging market funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Developing Markets Fund

Average Annual Total Returns		Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (1/11/94)	4.47%
10 Years	1.54
5 Years	0.05
1 Year	–13.95

Class C Shares
Inception (3/1/99)	8.06%
10 Years	1.36
5 Years	0.43
1 Year	–10.52

Class Y Shares
Inception (10/3/08)	5.71%
10 Years	2.37
5 Years	1.44
1 Year	–8.73

Class R5 Shares
Inception (10/25/05)	6.73%
10 Years	2.51
5 Years	1.55
1 Year	–8.64

Class R6 Shares
10 Years	2.44%
5 Years	1.61
1 Year	–8.56

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements.

4                      Invesco Developing Markets Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                         Invesco Developing Markets Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.22%
Brazil–8.64%
Ambev S.A., ADR	3,969,718	$8,534,894
Arcos Dorados Holdings, Inc., Class A(a)	7,691,840	29,305,910
B3 S.A.– Brasil, Bolsa, Balcao	3,979,020	28,112,681
Banco Bradesco S.A., ADR	6,613,415	23,279,221
Fleury S.A.	7,423,600	31,125,633
Multiplan Empreendimentos Imobiliarios S.A.	5,321,329	20,442,186
Raia Drogasil S.A.	320,000	6,165,910
TOTVS S.A.	516,700	5,620,332
		152,586,767

China–32.87%
Alibaba Group Holding Ltd., ADR(b)	359,498	72,859,460
Angel Yeast Co. Ltd., A Shares	6,647,588	34,595,711
China Mengniu Dairy Co. Ltd.(b)	15,705,000	55,298,195
Henan Shuanghui Investment & Development Co. Ltd., A Shares	6,036,983	34,593,168
Industrial & Commercial Bank of China Ltd., H Shares	22,488,000	15,095,866
JD.com, Inc., ADR(b)	1,045,076	45,042,776
Kweichow Moutai Co. Ltd., A Shares	79,456	14,059,979
Meituan Dianping, B Shares(b)	2,332,600	30,986,048
New Oriental Education & Technology Group, Inc., ADR(b)	222,736	28,434,478
Shanghai International Airport Co. Ltd., A Shares	2,969,778	29,318,077
Sunny Optical Technology Group Co. Ltd.	2,439,800	33,806,106
Tencent Holdings Ltd.	918,200	48,713,360
Wuliangye Yibin Co. Ltd., A Shares	3,134,947	60,355,320
Yum China Holdings, Inc.(b)	1,596,998	77,390,523
		580,549,067

Egypt–1.69%
Eastern Co. S.A.E.	21,384,488	16,455,873
Egyptian Financial Group-Hermes Holding Co.	18,652,502	13,346,901
		29,802,774

France–0.92%
Bollore S.A.	6,148,198	16,338,424

Hungary–2.22%
Gedeon Richter PLC	1,830,421	39,266,979

India–1.08%
HDFC Bank Ltd., ADR	441,954	19,158,706

Indonesia–4.51%
PT Bank Central Asia Tbk	19,144,200	33,240,735
PT Bank Mandiri (Persero) Tbk	48,176,300	14,423,227
PT Telekomunikasi Indonesia (Persero) Tbk	135,777,200	31,910,965
		79,574,927

Israel–0.61%
ICL Ltd.	3,112,588	10,840,006

	Shares	Value

Macau–2.44%
Galaxy Entertainment Group Ltd.	6,779,000	$43,047,954

Malaysia–0.59%
Public Bank Bhd.	2,759,500	10,473,538

Mexico–9.74%
Bolsa Mexicana de Valores S.A.B. de C.V.	21,082,320	38,296,501
Fomento Economico Mexicano, S.A.B. de C.V., ADR	195,623	12,584,427
GMexico Transportes S.A.B. de C.V.	27,888,930	25,723,867
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	7,331,298	26,707,936
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	4,078,438	25,484,949
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	19,701,979	27,826,869
Wal-Mart de Mexico S.A.B. de C.V., Series V	6,428,100	15,461,473
		172,086,022

Nigeria–0.76%
Zenith Bank PLC	363,656,079	13,336,109

Peru–0.90%
Credicorp Ltd.	106,130	15,815,493

Philippines–2.00%
SM Investments Corp.	1,013,810	16,514,687
SM Prime Holdings, Inc.	31,379,900	18,725,444
		35,240,131

Russia–12.32%
Detsky Mir PJSC	11,088,510	13,132,699
Gazprom PJSC, ADR	4,284,513	21,785,527
Mobile TeleSystems PJSC, ADR	3,016,494	25,851,354
Moscow Exchange MICEX-RTS PJSC	7,000,000	11,351,816
Sberbank of Russia PJSC	9,159,044	24,385,753
Sberbank of Russia PJSC, Preference Shares	24,071,366	57,553,096
Yandex N.V., Class A(b)	1,683,426	63,599,834
		217,660,079

South Africa–1.92%
Naspers Ltd., Class N	216,900	33,925,439

South Korea–5.62%
NAVER Corp.	137,204	22,337,479
Samsung Electronics Co. Ltd.	1,866,128	76,897,738
		99,235,217

Taiwan–4.10%
Taiwan Semiconductor Manufacturing Co. Ltd.	7,207,000	72,426,513

Turkey–2.60%
Haci Omer Sabanci Holding A.S.	21,674,815	25,395,053
Tupras-Turkiye Petrol Rafinerileri A.S.(b)	1,585,482	20,573,505
		45,968,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Developing Markets Fund

	Shares	Value

United Arab Emirates–0.69%
Emaar Properties PJSC	16,658,100	$12,246,587
Total Common Stocks & Other Equity Interests (Cost $1,563,987,028)		1,699,579,290

Money Market Funds–3.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(a)(c)	19,567,759	19,567,758
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(a)(c)	13,157,712	13,165,607

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.10%(a)(c)	22,363,153	$22,363,153
Total Money Market Funds (Cost $55,089,340)		55,096,518
TOTAL INVESTMENTS IN SECURITIES–99.34% (Cost $1,619,076,368)		1,754,675,808
OTHER ASSETS LESS LIABILITIES–0.66%		11,625,130
NET ASSETS–100.00%		$1,766,300,938

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$70,395,619	$72,805,470	$(123,633,331)	$–	$–	$19,567,758	$366,424
Invesco Liquid Assets Portfolio, Institutional Class	50,296,795	52,499,354	(89,619,742)	25	(10,825)	13,165,607	299,771
Invesco Treasury Portfolio, Institutional Class	80,452,136	83,206,251	(141,295,234)	–	–	22,363,153	411,050

Investments in Other Affiliates:
Arcos Dorados Holdings, Inc., Class A	43,071,609	10,140,881	–	(23,906,580)	–	29,305,910	582,886
Total	$244,216,159	$218,651,956	$(354,548,307)	$(23,906,555)	$(10,825)	$84,402,428	$1,660,131

(b)	Non-income producing security.
(c)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Consumer Discretionary	21.18%
Financials	19.43
Consumer Staples	16.19
Communication Services	11.82
Information Technology	10.69
Industrials	7.01
Health Care	3.98
Real Estate	2.91
Energy	2.40
Other Sectors, Each Less than 2% of Net Assets	0.60
Money Market Funds Plus Other Assets Less Liabilities	3.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,507,222,179)	$1,670,273,380
Investments in affiliates, at value (Cost $111,854,189)	84,402,428
Foreign currencies, at value (Cost $3,543,655)	3,207,246
Receivable for:
Investments sold	5,612,113
Fund shares sold	4,389,682
Dividends	3,111,013
Investment for trustee deferred compensation and retirement plans	318,613
Other assets	87,378
Total assets	1,771,401,853

Liabilities:
Payable for:
Fund shares reacquired	3,373,437
Accrued fees to affiliates	591,801
Accrued other operating expenses	779,884
Trustee deferred compensation and retirement plans	355,793
Total liabilities	5,100,915
Net assets applicable to shares outstanding	$1,766,300,938

Net assets consist of:
Shares of beneficial interest	$1,621,734,846
Distributable earnings	144,566,092
$1,766,300,938

Net Assets:
Class A	$470,691,711
Class C	$17,531,273
Class Y	$754,093,821
Class R5	$187,904,083
Class R6	$336,080,050

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,104,460
Class C	573,863
Class Y	24,200,120
Class R5	6,047,629
Class R6	10,820,665
Class A:
Net asset value per share	$31.16
Maximum offering price per share
(Net asset value of $31.16 ÷ 94.50%)	$32.97
Class C:
Net asset value and offering price per share	$30.55
Class Y:
Net asset value and offering price per share	$31.16
Class R5:
Net asset value and offering price per share	$31.07
Class R6:
Net asset value and offering price per share	$31.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Developing Markets Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $2,472,703)	$19,428,363
Dividends from affiliates	1,660,131
Total investment income	21,088,494

Expenses:
Advisory fees	9,197,796
Administrative services fees	155,344
Custodian fees	381,123
Distribution fees:
Class A	688,580
Class C	105,956
Transfer agent fees – A, C and Y	1,236,597
Transfer agent fees – R5	93,678
Transfer agent fees – R6	22,586
Trustees’ and officers’ fees and benefits	17,522
Registration and filing fees	64,746
Reports to shareholders	138,202
Professional services fees	38,820
Other	38,787
Total expenses	12,179,737
Less: Fees waived and/or expense offset arrangement(s)	(99,300)
Net expenses	12,080,437
Net investment income	9,008,057

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $110,566)	32,661,962
Foreign currencies	(1,183,183)
31,478,779
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $349,126)	(341,414,452)
Foreign currencies	(407,437)
(341,821,889)
Net realized and unrealized gain (loss)	(310,343,110)
Net increase (decrease) in net assets resulting from operations	$(301,335,053)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$9,008,057	$39,845,223
Net realized gain	31,478,779	14,818,094
Change in net unrealized appreciation (depreciation)	(341,821,889)	388,965,429
Net increase (decrease) in net assets resulting from operations	(301,335,053)	443,628,746

Distributions to shareholders from distributable earnings:
Class A	(8,994,008)	(7,969,115)
Class C	(100,403)	(262,493)
Class Y	(17,366,105)	(16,922,298)
Class R5	(4,390,520)	(5,436,248)
Class R6	(7,805,161)	(7,119,345)
Total distributions from distributable earnings	(38,656,197)	(37,709,499)

Share transactions–net:
Class A	(24,737,250)	(68,304,830)
Class C	(2,184,795)	(40,444,768)
Class Y	(66,612,534)	(197,124,112)
Class R5	(25,276,644)	(83,352,208)
Class R6	17,069,500	(48,117,996)
Net increase (decrease) in net assets resulting from share transactions	(101,741,723)	(437,343,914)
Net increase (decrease) in net assets	(441,732,973)	(31,424,667)

Net assets:
Beginning of period	2,208,033,911	2,239,458,578
End of period	$1,766,300,938	$2,208,033,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Developing Markets Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/20	$36.81	$0.11	$(5.19)	$(5.08)	$(0.57)	$–	$(0.57)	$31.16	(14.07)%	$470,692	1.37	%(d)	1.38	%(d)	0.65	%(d)	18%
Year ended 10/31/19	30.54	0.55	6.18	6.73	(0.46)	–	(0.46)	36.81	22.39	583,346	1.37		1.38		1.62		7
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	–	(0.27)	30.54	(16.09)	544,574	1.39		1.40		1.23		20
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	–	(0.25)	36.66	20.55	878,910	1.41		1.43		0.86		16
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	–	(0.24)	30.67	19.88	824,702	1.40		1.41		1.01		3
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Class C
Six months ended 04/30/20	35.83	(0.02)	(5.10)	(5.12)	(0.16)	–	(0.16)	30.55	(14.36)	17,531	2.12	(d)	2.13	(d)	(0.10	)(d)	18
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	–	(0.14)	35.83	21.48	22,941	2.12		2.13		0.87		7
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	–	(0.00)	29.64	(16.71)	55,823	2.14		2.15		0.48		20
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	–	(0.03)	35.59	19.65	88,231	2.16		2.18		0.11		16
Year ended 10/31/16	25.03	0.07	4.68	4.75	–	–	–	29.78	18.98	82,513	2.15		2.16		0.26		3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Class Y
Six months ended 04/30/20	36.85	0.16	(5.18)	(5.02)	(0.67)	–	(0.67)	31.16	(13.95)	754,094	1.12	(d)	1.13	(d)	0.90	(d)	18
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	–	(0.56)	36.85	22.69	968,060	1.12		1.13		1.87		7
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	–	(0.36)	30.60	(15.89)	986,550	1.14		1.15		1.48		20
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	–	(0.32)	36.74	20.84	1,575,401	1.16		1.18		1.11		16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	–	(0.32)	30.74	20.18	1,055,132	1.15		1.16		1.26		3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Class R5
Six months ended 04/30/20	36.76	0.17	(5.16)	(4.99)	(0.70)	–	(0.70)	31.07	(13.91)	187,904	1.03	(d)	1.04	(d)	0.99	(d)	18
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	–	(0.61)	36.76	22.79	250,287	1.03		1.04		1.96		7
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	–	(0.40)	30.55	(15.80)	287,511	1.04		1.05		1.58		20
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	–	(0.36)	36.68	20.97	470,436	1.04		1.06		1.23		16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	–	(0.38)	30.69	20.33	331,079	1.03		1.04		1.38		3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Class R6
Six months ended 04/30/20	36.76	0.19	(5.17)	(4.98)	(0.72)	–	(0.72)	31.06	(13.89)	336,080	0.96	(d)	0.97	(d)	1.06	(d)	18
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	–	(0.63)	36.76	22.88	383,400	0.97		0.98		2.02		7
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	–	(0.42)	30.55	(15.74)	365,000	0.99		1.00		1.63		20
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	–	(0.37)	36.67	21.04	427,243	1.00		1.02		1.27		16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	–	(0.39)	30.68	20.35	160,816	0.98		0.99		1.43		3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $553,628, $21,293, $912,274, $226,152 and $386,556 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Developing Markets Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on June 8, 2017, the Fund has closed public sales of its shares to new investors.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

12                         Invesco Developing Markets Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

13                         Invesco Developing Markets Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $94,589.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $26,186 in front-end sales commissions from the sale of Class A shares and $3,298 and $2,493 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

14                         Invesco Developing Markets Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$152,586,767	$–	$–	$152,586,767
China	223,727,237	356,821,830	–	580,549,067
Egypt	29,802,774	–	–	29,802,774
France	–	16,338,424	–	16,338,424
Hungary	–	39,266,979	–	39,266,979
India	19,158,706	–	–	19,158,706
Indonesia	–	79,574,927	–	79,574,927
Israel	–	10,840,006	–	10,840,006
Macau	–	43,047,954	–	43,047,954
Malaysia	–	10,473,538	–	10,473,538
Mexico	172,086,022	–	–	172,086,022
Nigeria	–	13,336,109	–	13,336,109
Peru	15,815,493	–	–	15,815,493
Philippines	–	35,240,131	–	35,240,131
Russia	113,935,703	103,724,376	–	217,660,079
South Africa	–	33,925,439	–	33,925,439
South Korea	–	99,235,217	–	99,235,217
Taiwan	–	72,426,513	–	72,426,513
Turkey	–	45,968,558	–	45,968,558
United Arab Emirates	–	12,246,587	–	12,246,587
Money Market Funds	55,096,518	–	–	55,096,518
Total Investments	$782,209,220	$972,466,588	$–	$1,754,675,808

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,711.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

15                         Invesco Developing Markets Fund

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$–	$29,029,353	$29,029,353

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $360,165,713 and $353,236,707, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$369,194,810
Aggregate unrealized (depreciation) of investments	(235,158,599)
Net unrealized appreciation of investments	$134,036,211

Cost of investments for tax purposes is $1,620,639,597.

NOTE 9–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	906,830	$31,603,609	1,641,304	$55,770,409
Class C	73,961	2,590,128	74,751	2,477,906
Class Y	3,236,953	106,741,056	5,877,479	196,106,934
Class R5	932,306	32,111,262	2,080,870	70,586,854
Class R6	2,071,193	74,322,033	2,685,910	90,896,940

Issued as reinvestment of dividends:
Class A	206,055	7,799,177	235,461	7,068,533
Class C	2,352	87,520	7,896	232,233
Class Y	326,675	12,351,569	378,032	11,337,175
Class R5	114,253	4,306,190	157,204	4,698,810
Class R6	172,136	6,484,375	202,111	6,037,061

Automatic conversion of Class C shares to Class A shares:
Class A	60,055	2,136,175	962,532	32,214,769
Class C	(61,322)	(2,136,175)	(984,000)	(32,214,769)

Reacquired:
Class A	(1,917,127)	(66,276,211)	(4,823,602)	(163,358,541)
Class C	(81,354)	(2,726,268)	(341,782)	(10,940,138)
Class Y	(5,634,307)	(185,705,159)	(12,225,279)	(404,568,221)
Class R5	(1,807,344)	(61,694,096)	(4,841,981)	(158,637,872)
Class R6	(1,853,531)	(63,736,908)	(4,406,663)	(145,051,997)
Net increase (decrease) in share activity	(3,252,216)	$(101,741,723)	(13,319,757)	$(437,343,914)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                         Invesco Developing Markets Fund

NOTE 11–Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Developing Markets Fund to Invesco Emerging Markets All Cap Fund.

In addition, the principal investment strategy of the Fund changed from investing at least 80% of its net assets in securities of issuers in developing countries to investing in securities of issuers in emerging markets countries.

17                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$859.30	$6.33	$1,018.05	$6.87	1.37%
Class C	1,000.00	856.40	9.79	1,014.32	10.62	2.12
Class Y	1,000.00	860.50	5.18	1,019.29	5.62	1.12
Class R5	1,000.00	860.90	4.77	1,019.74	5.17	1.03
Class R6	1,000.00	861.10	4.44	1,020.09	4.82	0.96

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18                         Invesco Developing Markets Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Emerging Markets Select Equity Fund
Nasdaq:
A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Emerging Markets Select Equity Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.68%

Class C Shares	-8.00

Class R Shares	-7.70

Class Y Shares	-7.52

Class R5 Shares	-7.52

Class R6 Shares	-7.53

MSCI EAFE Index▼ (Broad Market Index)	-14.21

MSCI Emerging Markets Index▼ (Style-Specific Index)	-10.50

Lipper Emerging Market Funds Index⬛ (Peer Group Index)	-12.99

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	-1.55%
5 Years	1.78
1 Year	-10.63
Class C Shares
Inception (5/31/11)	-1.66%
5 Years	2.17
1 Year	-6.99
Class R Shares
Inception (5/31/11)	-1.19%
5 Years	2.65
1 Year	-5.60
Class Y Shares
Inception (5/31/11)	-0.69%
5 Years	3.19
1 Year	-5.13
Class R5 Shares
Inception (5/31/11)	-0.69%
5 Years	3.19
1 Year	-5.13
Class R6 Shares
Inception	-0.74%
5 Years	3.16
1 Year	-5.14

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements.

Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Emerging Markets Select Equity Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Emerging Markets Select Equity Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-97.49%
Argentina-0.58%
MercadoLibre, Inc.(a)	700	$408,457

Brazil-2.21%
Arcos Dorados Holdings, Inc., Class A	406,241	1,547,778

China-46.33%
Alibaba Group Holding Ltd., ADR(a)	24,363	4,937,649
China Isotope & Radiation Corp.	913,600	2,012,083
Focus Media Information Technology Co. Ltd., A Shares	5,471,978	3,740,011
Gree Electric Appliances, Inc. of Zhuhai, A Shares	469,899	3,649,462
Haitian International Holdings Ltd.	883,000	1,587,107
Kweichow Moutai Co. Ltd., A Shares	16,590	2,935,650
New Oriental Education & Technology Group, Inc., ADR(a)	9,751	1,244,813
Ping An Insurance (Group) Co. of China Ltd., H Shares	389,000	3,944,364
Tencent Holdings Ltd.	83,500	4,429,934
Trip.com Group Ltd., ADR(a)	7,340	189,078
Virscend Education Co. Ltd.(b)	17,781,000	3,740,368
		32,410,519

Egypt-3.48%
Eastern Co. S.A.E.	3,166,350	2,436,582

India-2.26%
Housing Development Finance Corp. Ltd.	62,725	1,580,791

Indonesia-4.10%
PT United Tractors Tbk	2,622,100	2,869,776

Mexico-3.62%
Arca Continental S.A.B. de C.V.	287,000	1,105,440
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	142,450	1,426,746
		2,532,186

Netherlands-6.06%
Prosus N.V.(a)	55,870	4,240,860

Poland-1.58%
Benefit Systems S.A.	5,794	1,106,394

	Shares	Value
Russia-7.88%
Sberbank of Russia PJSC, ADR	102,211	$1,090,673
Sberbank of Russia PJSC, ADR	227,485	2,390,867
Yandex N.V., Class A(a)	53,778	2,031,733
		5,513,273

South Korea-8.02%
Amorepacific Corp., Preference Shares	21,065	1,086,492
NAVER Corp.	8,021	1,305,858
Samsung Electronics Co. Ltd., Preference Shares	92,338	3,215,828
		5,608,178

Taiwan-5.58%
King Slide Works Co. Ltd.	120,000	1,245,802
Sea Ltd., ADR(a)	3,727	207,147
Taiwan Semiconductor Manufacturing Co. Ltd.	244,000	2,452,070
		3,905,019

Thailand-3.54%
Thai Beverage PCL	5,106,500	2,473,655

Turkey-2.25%
Ulker Biskuvi Sanayi A.S.	462,746	1,570,443
Total Common Stocks & Other Equity Interests (Cost $69,686,534)		68,203,911

Money Market Funds-2.22%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	648,731	648,731
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	164,304	164,403
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	741,407	741,407
Total Money Market Funds (Cost $1,554,351)		1,554,541
TOTAL INVESTMENTS IN SECURITIES-99.71% (Cost $71,240,885)		69,758,452
OTHER ASSETS LESS LIABILITIES-0.29%		203,341
NET ASSETS-100.00%		$69,961,793

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Emerging Markets Select Equity Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2020 represented 5.35% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$814,412	$6,021,030	$(6,186,711)	$-	$-	$648,731	$9,488
Invesco Liquid Assets Portfolio, Institutional Class	581,741	4,238,717	(4,655,821)	172	(406)	164,403	7,594
Invesco Treasury Portfolio, Institutional Class	930,757	6,881,177	(7,070,527)	-	-	741,407	10,625
Total	$2,326,910	$17,140,924	$(17,913,059)	$172	$(406)	$1,554,541	$27,707

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Consumer Discretionary	28.53%
Communication Services	16.75
Consumer Staples	16.59
Financials	12.87
Information Technology	9.88
Industrials	5.89
Energy	4.10
Health Care	2.88
Money Market Funds Plus Other Assets Less Liabilities	2.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $69,686,534)	$68,203,911
Investments in affiliated money market funds, at value (Cost $1,554,351)	1,554,541
Foreign currencies, at value (Cost $611,938)	604,796
Receivable for:
Fund shares sold	66,376
Dividends	96,187
Investment for trustee deferred compensation and retirement plans	23,971
Other assets	66,107
Total assets	70,615,889

Liabilities:
Payable for:
Investments purchased	431,958
Fund shares reacquired	32,457
Accrued foreign taxes	12,386
Accrued fees to affiliates	54,618
Accrued other operating expenses	97,892
Trustee deferred compensation and retirement plans	24,785
Total liabilities	654,096
Net assets applicable to shares outstanding	$69,961,793

Net assets consist of:
Shares of beneficial interest	$76,130,146
Distributable earnings (loss)	(6,168,353)
$69,961,793

Net Assets:

Class A	$31,632,872
Class C	$5,982,855
Class R	$2,380,304
Class Y	$27,220,668
Class R5	$1,879,486
Class R6	$865,608

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,857,035
Class C	756,687
Class R	293,152
Class Y	3,311,399
Class R5	228,614
Class R6	105,380
Class A:
Net asset value per share	$8.20
Maximum offering price per share (Net asset value of $8.20 ÷ 94.50%)	$8.68
Class C:
Net asset value and offering price per share	$7.91
Class R:
Net asset value and offering price per share	$8.12
Class Y:
Net asset value and offering price per share	$8.22
Class R5:
Net asset value and offering price per share	$8.22
Class R6:
Net asset value and offering price per share	$8.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Emerging Markets Select Equity Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $57,136)	$448,827
Dividends from affiliated money market funds	27,707
Total investment income	476,534

Expenses:
Advisory fees	347,582
Administrative services fees	4,914
Custodian fees	24,092
Distribution fees:
Class A	44,081
Class C	34,049
Class R	7,004
Transfer agent fees – A, C, R and Y	88,402
Transfer agent fees – R5	155
Transfer agent fees – R6	56
Trustees’ and officers’ fees and benefits	7,073
Registration and filing fees	33,086
Reports to shareholders	10,584
Professional services fees	27,319
Other	20,973
Total expenses	649,370
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(164,825)
Net expenses	484,545
Net investment income (loss)	(8,011)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,436,952)
Foreign currencies	(40,852)
(2,477,804)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $1,280)	(3,922,770)
Foreign currencies	(12,166)
(3,934,936)
Net realized and unrealized gain (loss)	(6,412,740)
Net increase (decrease) in net assets resulting from operations	$(6,420,751)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income (loss)	$(8,011)	$1,807,173
Net realized gain (loss)	(2,477,804)	(2,045,554)
Change in net unrealized appreciation (depreciation)	(3,934,936)	13,689,590
Net increase (decrease) in net assets resulting from operations	(6,420,751)	13,451,209

Distributions to shareholders from distributable earnings:
Class A	(872,718)	(1,407,507)
Class C	(112,169)	(359,861)
Class R	(64,200)	(106,717)
Class Y	(687,821)	(925,480)
Class R5	(56,637)	(89,220)
Class R6	(17,679)	(12,749)
Total distributions from distributable earnings	(1,811,224)	(2,901,534)

Share transactions–net:
Class A	832,928	1,909,997
Class C	178,588	(1,863,592)
Class R	(128,425)	309,778
Class Y	6,730,449	3,431,476
Class R5	56,058	88,256
Class R6	301,842	297,215
Net increase in net assets resulting from share transactions	7,971,440	4,173,130
Net increase (decrease) in net assets	(260,535)	14,722,805

Net assets:
Beginning of period	70,222,328	55,499,523
End of period	$69,961,793	$70,222,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Emerging Markets Select Equity Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$9.10	$(0.00	)(d)	$(0.67	)(e)	$(0.67)	$(0.23)	$-	$(0.23)	$8.20	(7.68	)%(e)	$31,633	1.32	%(f)	1.78	%(f)	(0.04	)%(d)(f)	20%
Year ended 10/31/19	7.67	0.23	(d)	1.60		1.83	(0.03)	(0.37)	(0.40)	9.10	25.14		34,665	1.33		1.89		2.81	(d)	45
Year ended 10/31/18	9.30	0.07		(1.69)		(1.62)	(0.01)	-	(0.01)	7.67	(17.45)		27,580	1.33		2.03		0.73		104
Year ended 10/31/17	7.13	0.03		2.15		2.18	(0.01)	-	(0.01)	9.30	30.57		24,297	1.36		2.45		0.30		57
Year ended 10/31/16	6.53	0.02		0.58		0.60	-	-	-	7.13	9.19		11,855	1.66		2.59		0.33		47
Year ended 10/31/15	7.58	0.02		(1.04)		(1.02)	(0.03)	-	(0.03)	6.53	(13.45)		10,516	1.85		2.58		0.23		97
Class C
Six months ended 04/30/20	8.74	(0.03	)(d)	(0.65	)(e)	(0.68)	(0.15)	-	(0.15)	7.91	(8.00	)(e)	5,983	2.07	(f)	2.53	(f)	(0.79	)(d)(f)	20
Year ended 10/31/19	7.41	0.16	(d)	1.54		1.70	-	(0.37)	(0.37)	8.74	24.09		6,550	2.08		2.64		2.06	(d)	45
Year ended 10/31/18	9.04	(0.00)		(1.63)		(1.63)	-	-	-	7.41	(18.03)		7,296	2.08		2.78		(0.02)		104
Year ended 10/31/17	6.97	(0.03)		2.10		2.07	-	-	-	9.04	29.70		6,793	2.11		3.20		(0.45)		57
Year ended 10/31/16	6.43	(0.03)		0.57		0.54	-	-	-	6.97	8.40		3,149	2.41		3.34		(0.42)		47
Year ended 10/31/15	7.49	(0.04)		(1.02)		(1.06)	-	-	-	6.43	(14.15)		2,572	2.60		3.33		(0.52)		97
Class R
Six months ended 04/30/20	8.99	(0.01	)(d)	(0.66	)(e)	(0.67)	(0.20)	-	(0.20)	8.12	(7.70	)(e)	2,380	1.57	(f)	2.03	(f)	(0.29	)(d)(f)	20
Year ended 10/31/19	7.59	0.21	(d)	1.57		1.78	(0.01)	(0.37)	(0.38)	8.99	24.62		2,795	1.58		2.14		2.56	(d)	45
Year ended 10/31/18	9.21	0.05		(1.67)		(1.62)	-	-	-	7.59	(17.59)		2,077	1.58		2.28		0.48		104
Year ended 10/31/17	7.07	0.00		2.14		2.14	-	-	-	9.21	30.27		2,190	1.61		2.70		0.05		57
Year ended 10/31/16	6.50	0.01		0.56		0.57	-	-	-	7.07	8.77		1,263	1.91		2.84		0.08		47
Year ended 10/31/15	7.55	(0.00)		(1.03)		(1.03)	(0.02)	-	(0.02)	6.50	(13.71)		1,188	2.10		2.83		(0.02)		97
Class Y
Six months ended 04/30/20	9.13	0.01	(d)	(0.67	)(e)	(0.66)	(0.25)	-	(0.25)	8.22	(7.52	)(e)	27,221	1.07	(f)	1.53	(f)	0.21	(d)(f)	20
Year ended 10/31/19	7.71	0.26	(d)	1.59		1.85	(0.06)	(0.37)	(0.43)	9.13	25.27		23,550	1.08		1.64		3.06	(d)	45
Year ended 10/31/18	9.33	0.09		(1.69)		(1.60)	(0.02)	-	(0.02)	7.71	(17.17)		16,697	1.08		1.78		0.98		104
Year ended 10/31/17	7.15	0.04		2.16		2.20	(0.02)	-	(0.02)	9.33	30.94		7,111	1.11		2.20		0.55		57
Year ended 10/31/16	6.53	0.04		0.58		0.62	-	-	-	7.15	9.49		4,858	1.41		2.34		0.58		47
Year ended 10/31/15	7.59	0.03		(1.04)		(1.01)	(0.05)	-	(0.05)	6.53	(13.28)		3,607	1.60		2.33		0.48		97
Class R5
Six months ended 04/30/20	9.13	0.01	(d)	(0.67	)(e)	(0.66)	(0.25)	-	(0.25)	8.22	(7.52	)(e)	1,879	1.07	(f)	1.30	(f)	0.21	(d)(f)	20
Year ended 10/31/19	7.71	0.26	(d)	1.59		1.85	(0.06)	(0.37)	(0.43)	9.13	25.27		2,033	1.08		1.39		3.06	(d)	45
Year ended 10/31/18	9.33	0.09		(1.69)		(1.60)	(0.02)	-	(0.02)	7.71	(17.16)		1,623	1.08		1.55		0.98		104
Year ended 10/31/17	7.15	0.04		2.16		2.20	(0.02)	-	(0.02)	9.33	30.94		1,960	1.10		1.91		0.56		57
Year ended 10/31/16	6.53	0.04		0.58		0.62	-	-	-	7.15	9.49		1,497	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03		(1.05)		(1.02)	(0.05)	-	(0.05)	6.53	(13.40)		885	1.60		1.98		0.48		97
Class R6
Six months ended 04/30/20	9.12	0.01	(d)	(0.67	)(e)	(0.66)	(0.25)	-	(0.25)	8.21	(7.53	)(e)	866	1.07	(f)	1.30	(f)	0.21	(d)(f)	20
Year ended 10/31/19	7.70	0.26	(d)	1.59		1.85	(0.06)	(0.37)	(0.43)	9.12	25.31		629	1.08		1.39		3.06	(d)	45
Year ended 10/31/18	9.32	0.09		(1.69)		(1.60)	(0.02)	-	(0.02)	7.70	(17.18)		227	1.08		1.55		0.98		104
Year ended 10/31/17	7.15	0.04		2.15		2.19	(0.02)	-	(0.02)	9.32	30.80		12	1.10		1.91		0.56		57
Year ended 10/31/16	6.54	0.04		0.57		0.61	-	-	-	7.15	9.33		6,604	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03		(1.04)		(1.01)	(0.05)	-	(0.05)	6.54	(13.26)		7,171	1.60		1.98		0.48		97

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the six months ended April 30, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.02) and (0.25)%, $(0.05) and (1.00)%, $(0.03) and (0.50)%, $(0.01) and 0.00%, $(0.01) and 0.00% and $(0.01) and 0.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.07 and 0.95%, $0.00 and 0.20%, $0.05 and 0.70%, $0.10 and 1.20%, $0.10 and 1.20% and $0.10 and 1.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.68), $(0.66), $(0.67), $(0.68), $(0.68) and $(0.68) for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(f)

Ratios are annualized and based on average daily net assets (000’s omitted) of $35,452, $6,848, $2,817, $26,852, $2,045 and $744 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12                      Invesco Emerging Markets Select Equity Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

13                      Invesco Emerging Markets Select Equity Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

    For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.94%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the six months ended April 30, 2020, the Adviser waived advisory fees of $75,280 and reimbursed class level expenses of $43,578, $8,410, $3,463, $32,951, $155 and $56 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $8,389 in front-end sales commissions from the sale of Class A shares and $89 and $331 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

14                      Invesco Emerging Markets Select Equity Fund

Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

      The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$408,457	$–	$–	$408,457
Brazil	1,547,778	–	–	1,547,778
China	6,371,540	26,038,979	–	32,410,519
Egypt	2,436,582	–	–	2,436,582
India	–	1,580,791	–	1,580,791
Indonesia	–	2,869,776	–	2,869,776
Mexico	2,532,186	–	–	2,532,186
Netherlands	–	4,240,860	–	4,240,860
Poland	–	1,106,394	–	1,106,394
Russia	4,422,600	1,090,673	–	5,513,273
South Korea	–	5,608,178	–	5,608,178
Taiwan	207,147	3,697,872	–	3,905,019
Thailand	–	2,473,655	–	2,473,655
Turkey	–	1,570,443	–	1,570,443
Money Market Funds	1,554,541	–	–	1,554,541
Total Investments	$19,480,831	$50,277,621	$–	$69,758,452

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $932.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2019, as follows:

	Capital Loss Carryforward*
Expiration		Short-Term	Long-Term	Total
Not subject to expiration		$717,259	$1,063,301	$1,780,560

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

15                      Invesco Emerging Markets Select Equity Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $20,627,304 and $13,905,869, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,339,668
Aggregate unrealized (depreciation) of investments	(7,095,749)
Net unrealized appreciation (depreciation) of investments	$(1,756,081)

Cost of investments for tax purposes is $71,514,533.

NOTE 9–Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	755,896	$6,917,742	1,185,578	$10,030,565
Class C	180,906	1,636,928	161,578	1,291,872
Class R	74,935	678,756	125,003	1,040,959
Class Y	1,352,808	12,267,166	1,163,908	9,695,686
Class R6	51,460	426,186	44,030	337,952

Issued as reinvestment of dividends:
Class A	87,845	821,349	185,401	1,353,429
Class C	11,611	104,965	48,563	342,856
Class R	6,904	63,997	14,688	106,339
Class Y	71,313	668,205	119,607	875,525
Class R5	5,983	56,058	12,057	88,256
Class R6	1,854	17,354	1,670	12,209

Automatic conversion of Class C shares to Class A shares:
Class A	15,876	144,185	111,844	903,429
Class C	(16,472)	(144,185)	(115,760)	(903,429)

Reacquired:
Class A	(813,746)	(7,050,348)	(1,265,656)	(10,377,426)
Class C	(169,158)	(1,419,120)	(329,464)	(2,594,891)
Class R	(99,494)	(871,178)	(102,603)	(837,520)
Class Y	(692,047)	(6,204,922)	(870,261)	(7,139,735)
Class R6	(16,872)	(141,698)	(6,216)	(52,946)
Net increase in share activity	809,602	$7,971,440	483,967	$4,173,130

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                      Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$923.20	$6.31	$1,018.30	$6.62	1.32%
Class C	1,000.00	920.00	9.88	1,014.57	10.37	2.07
Class R	1,000.00	923.00	7.51	1,017.06	7.87	1.57
Class Y	1,000.00	924.80	5.12	1,019.54	5.37	1.07
Class R5	1,000.00	924.80	5.12	1,019.54	5.37	1.07
Class R6	1,000.00	924.70	5.12	1,019.54	5.37	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                      Invesco Emerging Markets Select Equity Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ∎ C: ATDCX ∎ R: ATDRX ∎ Y: ATDYX ∎ R5: ATDIX ∎ R6: ATDFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders: This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.
Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.
For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Endeavor Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–21.16%

Class C Shares	–21.51

Class R Shares	–21.30

Class Y Shares	–21.09

Class R5 Shares	–21.02

Class R6 Shares	–21.03

S&P 500 Index▼(Broad Market Index)	–3.16

Russell Midcap Index▼ (Style-Specific Index)	–11.63

Lipper Mid-Cap Core Funds Index∎ (Peer Group Index)	–15.35

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Endeavor Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (11/4/03)	6.43%
10 Years	4.58
5 Years	–2.28
1 Year	–27.19
Class C Shares
Inception (11/4/03)	6.33%
10 Years	4.38
5 Years	–1.92
1 Year	–24.31
Class R Shares
Inception (4/30/04)	6.19%
10 Years	4.91
5 Years	–1.43
1 Year	–23.20
Class Y Shares
Inception (10/3/08)	7.67%
10 Years	5.43
5 Years	–0.93
1 Year	–22.80
Class R5 Shares
Inception (4/30/04)	6.93%
10 Years	5.59
5 Years	–0.80
1 Year	–22.65
Class R6 Shares
10 Years	5.53%
5 Years	–0.73
1 Year	–22.67

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Endeavor Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Endeavor Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.59%
Aerospace & Defense–3.96%
Northrop Grumman Corp.	12,635	$4,178,015

Agricultural & Farm Machinery–3.39%
Deere & Co.	24,632	3,573,118

Airlines–3.87%
Ryanair Holdings PLC, ADR (Ireland)(b)	64,246	4,077,694

Apparel Retail–3.76%
Ross Stores, Inc.	43,408	3,965,755

Application Software–8.79%
CDK Global, Inc.	115,759	4,547,014
Open Text Corp. (Canada)	124,296	4,717,033
		9,264,047

Asset Management & Custody Banks–5.15%
Affiliated Managers Group, Inc.	77,656	5,432,814

Automotive Retail–8.27%
AutoZone, Inc.(b)	4,082	4,164,946
CarMax, Inc.(b)	61,725	4,546,046
		8,710,992

Construction & Engineering–1.81%
Orion Group Holdings, Inc.(b)	754,834	1,902,182

Construction Machinery & Heavy Trucks–5.63%
REV Group, Inc.	356,263	1,895,319
Wabtec Corp.	71,643	4,042,098
		5,937,417

Consumer Finance–4.03%
Encore Capital Group, Inc.(b)	163,564	4,249,393

Data Processing & Outsourced Services–1.13%
Alliance Data Systems Corp.	23,851	1,194,220

Diversified Banks–2.12%
Bank of America Corp.	92,766	2,231,022

Environmental & Facilities Services–3.59%
Stericycle, Inc.(b)	77,495	3,781,756

Health Care Distributors–1.26%
McKesson Corp.	9,392	1,326,620

Health Care Equipment–1.33%
Zimmer Biomet Holdings, Inc.	11,706	1,401,208

	Shares	Value
Industrial Conglomerates–5.61%
DCC PLC (United Kingdom)	82,873	$5,912,180

IT Consulting & Other Services–3.59%
Cognizant Technology Solutions Corp., Class A	65,238	3,785,109

Life & Health Insurance–1.71%
Unum Group	103,440	1,805,028

Managed Health Care–6.82%
UnitedHealth Group, Inc.	24,567	7,185,110

Oil & Gas Exploration & Production–2.81%
Devon Energy Corp.	237,094	2,956,562

Real Estate Operating Companies–5.22%
Brookfield Property Partners L.P.	588,228	5,505,814

Research & Consulting Services–2.08%
Nielsen Holdings PLC	149,046	2,195,448

Specialty Chemicals–3.22%
Axalta Coating Systems Ltd.(b)	172,071	3,396,681

Systems Software–3.45%
Check Point Software Technologies Ltd. (Israel)(b)	34,379	3,635,235

Technology Distributors–2.75%
CDW Corp.	26,116	2,893,653

Trading Companies & Distributors–4.24%
Titan Machinery, Inc.(b)	475,464	4,469,362
Total Common Stocks & Other Equity Interests (Cost $108,395,259)		104,966,435

Money Market Funds–0.61%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	179,473	179,473
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	255,956	256,109
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	205,112	205,112
Total Money Market Funds (Cost $640,541)		640,694
TOTAL INVESTMENTS IN SECURITIES–100.20% (Cost $109,035,800)		105,607,129
OTHER ASSETS LESS LIABILITIES-(0.20)%		(208,070)
NET ASSETS–100.00%		$105,399,059

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Endeavor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,526,896	$4,073,480	$(6,420,903)	$-	$-	$179,473	$14,548
Invesco Liquid Assets Portfolio, Institutional Class	1,805,002	3,137,031	(4,685,731)	50	(243)	256,109	11,544
Invesco Treasury Portfolio, Institutional Class	2,887,881	4,655,406	(7,338,175)	-	-	205,112	16,429
Total	$7,219,779	$11,865,917	$(18,444,809)	$50	$(243)	$640,694	$42,521

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Industrials	34.18%
Information Technology	19.71
Financials	13.02
Consumer Discretionary	12.03
Health Care	9.41
Real Estate	5.22
Materials	3.22
Energy	2.80
Money Market Funds Plus Other Assets Less Liabilities	0.41

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Endeavor Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $108,395,259)	$104,966,435

Investments in affiliated money market funds, at value (Cost $640,541)	640,694
Foreign currencies, at value (Cost $187)	181
Receivable for:
Fund shares sold	14,882
Dividends	107,137
Investment for trustee deferred compensation and retirement plans	64,721
Other assets	43,386
Total assets	105,837,436

Liabilities:
Payable for:
Fund shares reacquired	226,310
Accrued fees to affiliates	71,957
Accrued other operating expenses	67,687
Trustee deferred compensation and retirement plans	72,423
Total liabilities	438,377
Net assets applicable to shares outstanding	$105,399,059

Net assets consist of:
Shares of beneficial interest	$109,574,885
Distributable earnings (loss)	(4,175,826)
$105,399,059

Net Assets:

Class A	$76,127,206
Class C	$8,735,341
Class R	$5,320,503
Class Y	$11,699,445
Class R5	$2,577,455
Class R6	$939,109

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,622,204
Class C	774,100
Class R	413,270
Class Y	831,855
Class R5	176,950
Class R6	64,005
Class A:
Net asset value per share	$13.54
Maximum offering price per share
(Net asset value of $13.54 ÷ 94.50%)	$14.33
Class C:
Net asset value and offering price per share	$11.28
Class R:
Net asset value and offering price per share	$12.87
Class Y:
Net asset value and offering price per share	$14.06
Class R5:
Net asset value and offering price per share	$14.57
Class R6:
Net asset value and offering price per share	$14.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Endeavor Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $6,647)	$983,879
Dividends from affiliated money market funds	42,521
Total investment income	1,026,400

Expenses:
Advisory fees	508,946
Administrative services fees	11,049
Custodian fees	2,017
Distribution fees:
Class A	121,463
Class C	55,448
Class R	16,293
Transfer agent fees – A, C, R and Y	141,230
Transfer agent fees – R5	1,873
Transfer agent fees – R6	406
Trustees’ and officers’ fees and benefits	7,516
Registration and filing fees	35,300
Reports to shareholders	10,376
Professional services fees	23,982
Other	4,127
Total expenses	940,026
Less: Fees waived and/or expense offset arrangement(s)	(5,125)
Net expenses	934,901
Net investment income	91,499

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	856,083
Foreign currencies	193
856,276
Change in net unrealized appreciation (depreciation) of:
Investment securities	(31,523,171)
Foreign currencies	(647)
(31,523,818)
Net realized and unrealized gain (loss)	(30,667,542)
Net increase (decrease) in net assets resulting from operations	$(30,576,043)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Endeavor Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$91,499	$486,008
Net realized gain	856,276	8,564,213
Change in net unrealized appreciation (depreciation)	(31,523,818)	(989,042)
Net increase (decrease) in net assets resulting from operations	(30,576,043)	8,061,179

Distributions to shareholders from distributable earnings:
Class A	(6,378,203)	(6,472,601)
Class C	(831,764)	(1,491,158)
Class R	(427,611)	(580,920)
Class Y	(1,157,798)	(1,588,510)
Class R5	(258,469)	(288,438)
Class R6	(67,714)	(80,613)
Total distributions from distributable earnings	(9,121,559)	(10,502,240)

Share transactions–net:
Class A	(4,568,274)	(6,199,374)
Class C	(506,163)	(9,955,215)
Class R	(230,790)	(2,504,765)
Class Y	(3,337,047)	(10,243,361)
Class R5	(845,311)	(2,325,974)
Class R6	106,016	(383,803)
Net increase (decrease) in net assets resulting from share transactions	(9,381,569)	(31,612,492)
Net increase (decrease) in net assets	(49,079,171)	(34,053,553)

Net assets:
Beginning of period	154,478,230	188,531,783
End of period	$105,399,059	$154,478,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Endeavor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/20	$18.22	$0.01	$(3.61)	$(3.60)	$(0.04)	$(1.04)	$(1.08)	$13.54	(21.20)%	$76,127	1.33	%(d)	1.34	%(d)	0.17	%(d)	6%
Year ended 10/31/19	18.42	0.06	0.78	0.84	–	(1.04)	(1.04)	18.22	5.28	109,032	1.37		1.38		0.32		19
Year ended 10/31/18	19.81	0.03	(0.88)	(0.85)	–	(0.54)	(0.54)	18.42	(4.48)	116,080	1.32		1.34		0.14		34
Year ended 10/31/17	17.19	(0.03)	4.57	4.54	–	(1.92)	(1.92)	19.81	27.44	132,670	1.34		1.36		(0.13)		19
Year ended 10/31/16	19.30	(0.02)	0.21	0.19	–	(2.30)	(2.30)	17.19	2.08	115,588	1.34		1.36		(0.12)		28
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	–	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Class C
Six months ended 04/30/20	15.37	(0.04)	(3.01)	(3.05)	–	(1.04)	(1.04)	11.28	(21.51)	8,735	2.08	(d)	2.09	(d)	(0.58	)(d)	6
Year ended 10/31/19	15.83	(0.07)	0.65	0.58	–	(1.04)	(1.04)	15.37	4.45	12,559	2.12		2.13		(0.43)		19
Year ended 10/31/18	17.22	(0.11)	(0.74)	(0.85)	–	(0.54)	(0.54)	15.83	(5.18)	23,490	2.07		2.09		(0.61)		34
Year ended 10/31/17	15.26	(0.15)	4.03	3.88	–	(1.92)	(1.92)	17.22	26.52	31,548	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	–	(2.30)	(2.30)	15.26	1.27	30,857	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	–	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Class R
Six months ended 04/30/20	17.35	(0.01)	(3.43)	(3.44)	–	(1.04)	(1.04)	12.87	(21.30)	5,321	1.58	(d)	1.59	(d)	(0.08	)(d)	6
Year ended 10/31/19	17.64	0.01	0.74	0.75	–	(1.04)	(1.04)	17.35	4.98	7,386	1.62		1.63		0.07		19
Year ended 10/31/18	19.04	(0.02)	(0.84)	(0.86)	–	(0.54)	(0.54)	17.64	(4.72)	10,070	1.57		1.59		(0.11)		34
Year ended 10/31/17	16.62	(0.07)	4.41	4.34	–	(1.92)	(1.92)	19.04	27.16	14,449	1.59		1.61		(0.38)		19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	–	(2.30)	(2.30)	16.62	1.83	17,469	1.59		1.61		(0.37)		28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	–	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Class Y
Six months ended 04/30/20	18.90	0.04	(3.75)	(3.71)	(0.09)	(1.04)	(1.13)	14.06	(21.09)	11,699	1.08	(d)	1.09	(d)	0.42	(d)	6
Year ended 10/31/19	19.03	0.10	0.81	0.91	–	(1.04)	(1.04)	18.90	5.48	19,952	1.12		1.13		0.57		19
Year ended 10/31/18	20.40	0.08	(0.91)	(0.83)	–	(0.54)	(0.54)	19.03	(4.25)	30,604	1.07		1.09		0.39		34
Year ended 10/31/17	17.61	0.02	4.69	4.71	–	(1.92)	(1.92)	20.40	27.77	37,034	1.09		1.11		0.12		19
Year ended 10/31/16	19.66	0.02	0.23	0.25	–	(2.30)	(2.30)	17.61	2.37	19,938	1.09		1.11		0.13		28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	–	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Class R5
Six months ended 04/30/20	19.56	0.05	(3.88)	(3.83)	(0.12)	(1.04)	(1.16)	14.57	(21.02)	2,577	0.97	(d)	0.98	(d)	0.53	(d)	6
Year ended 10/31/19	19.63	0.13	0.84	0.97	–	(1.04)	(1.04)	19.56	5.63	4,391	0.98		0.99		0.71		19
Year ended 10/31/18	21.00	0.10	(0.93)	(0.83)	–	(0.54)	(0.54)	19.63	(4.13)	6,762	0.97		0.99		0.49		34
Year ended 10/31/17	18.06	0.05	4.81	4.86	–	(1.92)	(1.92)	21.00	27.92	22,158	0.96		0.98		0.25		19
Year ended 10/31/16	20.08	0.05	0.23	0.28	–	(2.30)	(2.30)	18.06	2.49	21,192	0.94		0.96		0.28		28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	–	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Class R6
Six months ended 04/30/20	19.69	0.05	(3.91)	(3.86)	(0.12)	(1.04)	(1.16)	14.67	(21.03)	939	0.94	(d)	0.95	(d)	0.56	(d)	6
Year ended 10/31/19	19.75	0.14	0.84	0.98	–	(1.04)	(1.04)	19.69	5.65	1,158	0.96		0.97		0.73		19
Year ended 10/31/18	21.11	0.12	(0.94)	(0.82)	–	(0.54)	(0.54)	19.75	(4.06)	1,526	0.89		0.91		0.57		34
Year ended 10/31/17	18.13	0.07	4.83	4.90	–	(1.92)	(1.92)	21.11	28.04	2,038	0.88		0.90		0.33		19
Year ended 10/31/16	20.13	0.06	0.24	0.30	–	(2.30)	(2.30)	18.13	2.59	50,645	0.85		0.87		0.37		28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	–	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $97,607, $11,139, $6,548, $17,221, $3,765 and $1,100 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Endeavor Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12                      Invesco Endeavor Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

13                      Invesco Endeavor Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.745%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $3,624.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $7,168 in front-end sales commissions from the sale of Class A shares and $108 and $97 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

14                      Invesco Endeavor Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$99,054,255	$5,912,180	$–	$104,966,435
Money Market Funds	640,694	–	–	640,694
Total Investments	$99,694,949	$5,912,180	$–	$105,607,129

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,501.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $8,391,914 and $19,514,058, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$24,037,512
Aggregate unrealized (depreciation) of investments	(29,009,697)
Net unrealized appreciation (depreciation) of investments	$(4,972,185)

Cost of investments for tax purposes is $110,579,314.

NOTE 9–Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	232,421	$3,589,138	1,450,617	$26,120,061
Class C	67,797	811,224	58,134	858,067
Class R	67,374	945,450	119,485	2,019,701
Class Y	58,478	946,869	129,234	2,367,574
Class R5	12,560	200,874	23,014	431,474
Class R6	8,577	157,597	10,732	203,699

15                      Invesco Endeavor Fund

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	339,409	$6,095,781	381,674	$6,175,483
Class C	51,947	779,727	102,251	1,404,937
Class R	24,963	426,611	37,229	575,183
Class Y	54,942	1,024,115	86,020	1,441,688
Class R5	13,392	258,469	16,460	284,922
Class R6	3,434	66,766	4,582	79,869

Automatic conversion of Class C shares to Class A shares:
Class A	23,707	381,711	369,285	6,418,604
Class C	(28,385)	(381,711)	(435,252)	(6,418,604)

Reacquired:
Class A	(958,885)	(14,634,904)	(2,516,612)	(44,913,522)
Class C	(134,317)	(1,715,403)	(391,646)	(5,799,615)
Class R	(104,728)	(1,602,851)	(301,776)	(5,099,649)
Class Y	(336,946)	(5,308,031)	(767,767)	(14,052,623)
Class R5	(73,523)	(1,304,654)	(159,476)	(3,042,370)
Class R6	(6,815)	(118,347)	(33,743)	(667,371)
Net increase (decrease) in share activity	(684,598)	$(9,381,569)	(1,817,555)	$(31,612,492)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                      Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$788.00	$5.91	$1,018.25	$6.67	1.33%
Class C	1,000.00	784.90	9.23	1,014.52	10.42	2.08
Class R	1,000.00	787.00	7.02	1,017.01	7.92	1.58
Class Y	1,000.00	789.10	4.80	1,019.49	5.42	1.08
Class R5	1,000.00	789.80	4.32	1,020.04	4.87	0.97
Class R6	1,000.00	789.70	4.18	1,020.19	4.72	0.94

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                      Invesco Endeavor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	END-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Global Infrastructure Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–10.03%
Class C Shares	–10.36
Class R Shares	–10.17
Class Y Shares	–9.98
Class R5 Shares	–9.98
Class R6 Shares	–9.98
MSCI World Index▼ (Broad Market Index)	–7.29
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	–11.17
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	–11.37
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares

Inception (5/2/14)	2.23%
5 Years	0.97
1 Year	–8.71
Class C Shares
Inception (5/2/14)	2.42%
5 Years	1.34
1 Year	–5.09
Class R Shares
Inception (5/2/14)	2.93%
5 Years	1.86
1 Year	–3.65
Class Y Shares
Inception (5/2/14)	3.45%
5 Years	2.35
1 Year	–3.22
Class R5 Shares
Inception (5/2/14)	3.45%
5 Years	2.35
1 Year	–3.23
Class R6 Shares
Inception (5/2/14)	3.45%
5 Years	2.37
1 Year	–3.23

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Global Infrastructure Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Global Infrastructure Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-107.02%
Australia-5.09%
APA Group	73,417	$516,917
Atlas Arteria Ltd.	108,899	433,994
Sydney Airport	150,879	613,810
Transurban Group	468,219	4,184,526
		5,749,247
Brazil-0.08%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	11,948	91,522
Canada-14.51%
Enbridge, Inc.	208,721	6,395,309
Enbridge, Inc.	32,662	1,002,070
Fortis, Inc.	28,149	1,090,813
Gibson Energy, Inc.	67,083	955,678
Inter Pipeline Ltd.	52,850	441,951
Keyera Corp.	54,990	815,794
Pembina Pipeline Corp.	49,086	1,125,633
TC Energy Corp.	99,491	4,578,752
		16,406,000
China-5.42%
Beijing Enterprises Water Group Ltd.(a)	768,000	292,337
China Gas Holdings Ltd.	583,200	2,128,810
China Tower Corp. Ltd., H Shares(b)	6,374,000	1,422,114
COSCO SHIPPING Ports Ltd.	1,762,000	935,970
ENN Energy Holdings Ltd.	84,000	933,676
Yuexiu Transport Infrastructure Ltd.	588,000	410,854
		6,123,761
Denmark-2.67%
DSV Panalpina A/S	12,250	1,266,378
Orsted A/S(b)	17,363	1,758,027
		3,024,405
France-4.53%
Aeroports de Paris	8,629	846,368
Getlink SE	34,586	441,116
Vinci S.A.	46,739	3,831,145
		5,118,629
Hong Kong-1.82%
China Water Affairs Group Ltd.	868,000	649,183
Hong Kong & China Gas Co. Ltd. (The)	202,610	358,550
Power Assets Holdings Ltd.	159,500	1,052,972
		2,060,705
Italy-2.03%
Atlantia S.p.A.	56,597	923,627
Infrastrutture Wireless Italiane S.p.A.(b)	83,803	887,687
Terna Rete Elettrica Nazionale S.p.A.	76,356	479,459
		2,290,773
Japan-1.60%
Japan Airport Terminal Co. Ltd.	9,300	380,107
Toho Gas Co. Ltd.	14,700	721,151

	Shares	Value
Japan-(continued)
Tokyo Gas Co. Ltd.	32,400	$708,357
		1,809,615
Luxembourg-0.29%
SES S.A., FDR	49,024	327,729
Mexico-0.52%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	20,145	585,011
Netherlands-0.58%
Koninklijke Vopak N.V.	11,395	657,548
New Zealand-0.37%
Auckland International Airport Ltd.	114,495	423,400
Spain-5.19%
Aena SME S.A.(b)	5,715	723,395
Cellnex Telecom S.A.(a)(b)	44,261	2,320,918
Ferrovial S.A.	112,909	2,824,303
		5,868,616
United Kingdom-8.14%
National Grid PLC	659,759	7,765,825
Pennon Group PLC	39,675	548,222
Severn Trent PLC	29,386	885,456
		9,199,503
United States-54.18%
American Tower Corp.	52,194	12,422,172
American Water Works Co., Inc.	31,218	3,798,919
Atmos Energy Corp.	21,391	2,181,240
CenterPoint Energy, Inc.	94,764	1,613,831
Cheniere Energy, Inc.(a)	29,461	1,375,534
Consolidated Edison, Inc.	16,988	1,338,654
Crown Castle International Corp.	48,268	7,695,367
Dominion Energy, Inc.	32,783	2,528,553
Edison International	37,516	2,202,564
Essential Utilities, Inc.	49,142	2,053,644
Eversource Energy	51,974	4,194,302
Kinder Morgan, Inc.	206,220	3,140,731
NextEra Energy, Inc.	8,968	2,072,684
NiSource, Inc.	116,365	2,921,925
Norfolk Southern Corp.	4,439	759,513
SBA Communications Corp., Class A	13,806	4,002,636
Sempra Energy	23,424	2,901,062
Targa Resources Corp.	29,891	387,387
Williams Cos., Inc. (The)	189,121	3,663,274
		61,253,992
Total Common Stocks & Other Equity Interests (Cost $118,287,283)		120,990,456
Money Market Funds-2.19%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	596,207	596,207
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	1,193,493	1,194,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Global Infrastructure Fund

	Shares	Value
Money Market Funds-(continued)
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	681,379	$681,379
Total Money Market Funds (Cost $2,471,388)		2,471,795
TOTAL INVESTMENTS IN SECURITIES-109.21% (Cost $120,758,671)		123,462,251
OTHER ASSETS LESS LIABILITIES-(9.21)%		(10,414,014)
NET ASSETS-100.00%		$113,048,237

Investment Abbreviations:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $7,112,141, which represented 6.29% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$146,192	$ 7,728,297	$ (7,278,282)	$ -	$ -	$ 596,207	$ 872
Invesco Liquid Assets Portfolio, Institutional Class	104,448	3,617,171	(2,527,821)	399	12	1,194,209	821
Invesco Treasury Portfolio, Institutional Class	167,077	4,317,580	(3,803,278)	-	-	681,379	558
Total	$417,717	$15,663,048	$(13,609,381)	$399	$12	$2,471,795	$2,251

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By infrastructure sector, based on Net Assets

as of April 30, 2020

Towers	25.43%
Midstream Services	21.13
Gas Utilities	20.93
Electric Utilities	13.98
Water Utilities	7.28
Diversified	5.89
Tolls	5.27
Airports	3.16
Infrastructure Sectors each less than 2.0% of net assets	3.96
Money Market Funds Plus Other Assets Less Liabilities	(7.03)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $118,287,283)	$120,990,456
Investments in affiliated money market funds, at value (Cost $2,471,388)	2,471,795
Foreign currencies, at value (Cost $43,865)	51,942
Receivable for:
Investments sold	1,668,560
Fund shares sold	39,166
Dividends	189,353
Investment for trustee deferred compensation and retirement plans	14,635
Other assets	67,415
Total assets	125,493,322

Liabilities:
Payable for:
Investments purchased	1,561,179
Fund shares reacquired	9,572,778
Amount due custodian	1,142,287
Accrued fees to affiliates	62,427
Accrued other operating expenses	91,779
Trustee deferred compensation and retirement plans	14,635
Total liabilities	12,445,085
Net assets applicable to shares outstanding	$113,048,237

Net assets consist of:
Shares of beneficial interest	$117,330,628
Distributable earnings (loss)	(4,282,391)
$113,048,237

Net Assets:

Class A	$14,522,824
Class C	$2,249,128
Class R	$3,609,797
Class Y	$12,988,253
Class R5	$18,929
Class R6	$79,659,306

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,405,889
Class C	218,139
Class R	349,712
Class Y	1,256,973
Class R5	1,830
Class R6	7,701,326
Class A:
Net asset value per share	$10.33
Maximum offering price per share
(Net asset value of $10.33 ÷ 94.50%)	$10.93
Class C:
Net asset value and offering price per share	$10.31
Class R:
Net asset value and offering price per share	$10.32
Class Y:
Net asset value and offering price per share	$10.33
Class R5:
Net asset value and offering price per share	$10.34
Class R6:
Net asset value and offering price per share	$10.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Global Infrastructure Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $72,003)	$276,817
Dividends from affiliated money market funds	2,251
Total investment income	279,068

Expenses:
Advisory fees	116,424
Administrative services fees	1,956
Custodian fees	8,731
Distribution fees:
Class A	12,471
Class C	6,443
Class R	1,775
Transfer agent fees – A, C, R and Y	18,662
Transfer agent fees – R5	4
Transfer agent fees – R6	4
Trustees’ and officers’ fees and benefits	6,914
Registration and filing fees	28,820
Reports to shareholders	7,403
Professional services fees	29,536
Other	11,520
Total expenses	250,663
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(88,032)
Net expenses	162,631
Net investment income	116,437

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,561,133)
Foreign currencies	(11,542)
(6,572,675)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,616,293
Foreign currencies	(615)
2,615,678
Net realized and unrealized gain (loss)	(3,956,997)
Net increase (decrease) in net assets resulting from operations	$(3,840,560)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$116,437	$360,976
Net realized gain (loss)	(6,572,675)	576,970
Change in net unrealized appreciation	2,615,678	2,565,981
Net increase (decrease) in net assets resulting from operations	(3,840,560)	3,503,927

Distributions to shareholders from distributable earnings:
Class A	(298,892)	(120,224)
Class C	(35,235)	(10,709)
Class R	(15,595)	(5,660)
Class Y	(344,442)	(185,867)
Class R5	(380)	(200)
Class R6	(381)	(3,908)
Total distributions from distributable earnings	(694,925)	(326,568)

Share transactions–net:
Class A	7,157,407	(320,319)
Class C	1,255,246	(593,080)
Class R	3,221,925	68,287
Class Y	3,353,778	(386,937)
Class R5	8,687	–
Class R6	80,850,896	(250,670)
Net increase (decrease) in net assets resulting from share transactions	95,847,939	(1,482,719)
Net increase in net assets	91,312,454	1,694,640

Net assets:
Beginning of period	21,735,783	20,041,143
End of period	$113,048,237	$21,735,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Global Infrastructure Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/20	$11.88	$0.04	(d)	$(1.21)	$(1.17)	$(0.12)	$(0.26)	$–	$(0.38)	$10.33	(10.12)%	$14,523	1.28	%(e)	1.93	%(e)	0.73	%(d)(e)	77%
Year ended 10/31/19	10.01	0.19		1.85	2.04	(0.17)	–	–	(0.17)	11.88	20.55	8,918	1.28		2.35		1.77		106
Year ended 10/31/18	10.74	0.18		(0.45)	(0.27)	(0.19)	(0.25)	(0.02)	(0.46)	10.01	(2.65)	8,098	1.28		2.56		1.76		114
Year ended 10/31/17	9.62	0.25	(d)	1.06	1.31	(0.19)	–	–	(0.19)	10.74	13.74	8,899	1.29		2.87		2.40	(d)	99
Year ended 10/31/16	9.50	0.17		0.11	0.28	(0.16)	–	–	(0.16)	9.62	3.01	4,194	1.40		4.29		1.76		85
Year ended 10/31/15	10.66	0.17		(1.11)	(0.94)	(0.21)	(0.01)	–	(0.22)	9.50	(8.85)	3,262	1.40		6.36		1.68		84
Class C
Six months ended 04/30/20	11.85	(0.00	)(d)	(1.21)	(1.21)	(0.07)	(0.26)	–	(0.33)	10.31	(10.45)	2,249	2.03	(e)	2.68	(e)	(0.02	)(d)(e)	77
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	–	(0.09)	11.85	19.60	1,191	2.03		3.10		1.02		106
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.25)	(0.01)	(0.39)	9.99	(3.39)	1,579	2.03		3.31		1.01		114
Year ended 10/31/17	9.60	0.17	(d)	1.06	1.23	(0.11)	–	–	(0.11)	10.72	12.92	2,016	2.04		3.62		1.65	(d)	99
Year ended 10/31/16	9.48	0.10		0.11	0.21	(0.09)	–	–	(0.09)	9.60	2.24	428	2.15		5.04		1.01		85
Year ended 10/31/15	10.64	0.09		(1.10)	(1.01)	(0.14)	(0.01)	–	(0.15)	9.48	(9.56)	279	2.15		7.11		0.93		84
Class R
Six months ended 04/30/20	11.87	0.03	(d)	(1.22)	(1.19)	(0.10)	(0.26)	–	(0.36)	10.32	(10.26)	3,610	1.53	(e)	2.18	(e)	0.48	(d)(e)	77
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	–	(0.15)	11.87	20.15	495	1.53		2.60		1.52		106
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.25)	(0.01)	(0.44)	10.01	(2.80)	351	1.53		2.81		1.51		114
Year ended 10/31/17	9.61	0.22	(d)	1.06	1.28	(0.16)	–	–	(0.16)	10.73	13.47	296	1.54		3.12		2.15	(d)	99
Year ended 10/31/16	9.49	0.14		0.11	0.25	(0.13)	–	–	(0.13)	9.61	2.76	69	1.65		4.54		1.51		85
Year ended 10/31/15	10.66	0.14		(1.11)	(0.97)	(0.19)	(0.01)	–	(0.20)	9.49	(9.18)	27	1.65		6.61		1.43		84
Class Y
Six months ended 04/30/20	11.89	0.05	(d)	(1.22)	(1.17)	(0.13)	(0.26)	–	(0.39)	10.33	(10.07)	12,988	1.03	(e)	1.68	(e)	0.98	(d)(e)	77
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	11,108	1.03		2.10		2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	9,775	1.03		2.31		2.01		114
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	10,685	1.04		2.62		2.65	(d)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	5,177	1.15		4.04		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	–	(0.25)	9.50	(8.70)	4,223	1.15		6.11		1.93		84
Class R5
Six months ended 04/30/20	11.89	0.05	(d)	(1.22)	(1.17)	(0.12)	(0.26)	–	(0.38)	10.34	(10.07)	19	1.03	(e)	1.59	(e)	0.98	(d)(e)	77
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03		2.00		2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	10	1.03		2.19		2.01		114
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	11	1.04		2.54		2.65	(d)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	10	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	–	(0.25)	9.50	(8.70)	10	1.15		6.00		1.93		84
Class R6
Six months ended 04/30/20	11.89	0.06	(d)	(1.23)	(1.17)	(0.12)	(0.26)	–	(0.38)	10.34	(10.07)	79,659	1.00	(e)	1.52	(e)	1.01	(d)(e)	77
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03		2.00		2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	229	1.03		2.19		2.01		114
Year ended 10/31/17	9.62	0.27	(d)	1.06	1.33	(0.21)	–	–	(0.21)	10.74	14.02	194	1.04		2.54		2.65	(d)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	–	–	(0.18)	9.62	3.27	114	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	–	(0.25)	9.50	(8.70)	69	1.15		6.00		1.93		84

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the six months ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.

(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during six months ended April 30, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.03) and 0.11%, $(0.07) and (0.64)%, $(0.04) and (0.14)%, $(0.02) and 0.36%, $(0.02) and 0.36%, and $(0.01) and 0.39% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $10,147, $1,296, $714, $10,801, $12 and $4,902 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Global Infrastructure Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12                      Invesco Global Infrastructure Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

13                      Invesco Global Infrastructure Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.840%

Next $1 billion	0.800%

Next $3 billion	0.780%

Over $5 billion	0.733%

Prior to April 17, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2.5 billion	0.840%

Next $2 billion	0.800%

Next $3.5 billion	0.785%

Over $8 billion	0.770%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May, 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.00%, respectively, of average daily net assets (the “expense limits”). Prior to April 17, 2020, the Class R6 expense limit was 1.03%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $69,156 and reimbursed class level expenses of $8,246, $1,054, $580, $8,783, $4 and $4 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $3,038 in front-end sales commissions from the sale of Class A shares and $0 and $33 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

14                      Invesco Global Infrastructure Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$5,749,247	$–	$5,749,247
Brazil	91,522	–	–	91,522
Canada	16,406,000	–	–	16,406,000
China	–	6,123,761	–	6,123,761
Denmark	–	3,024,405	–	3,024,405
France	–	5,118,629	–	5,118,629
Hong Kong	–	2,060,705	–	2,060,705
Italy	–	2,290,773	–	2,290,773
Japan	–	1,809,615	–	1,809,615
Luxembourg	–	327,729	–	327,729
Mexico	585,011	–	–	585,011
Netherlands	–	657,548	–	657,548
New Zealand	–	423,400	–	423,400
Spain	–	5,868,616	–	5,868,616
United Kingdom	–	9,199,503	–	9,199,503
United States	61,253,992	–	–	61,253,992
Money Market Funds	2,471,795	–	–	2,471,795
Total Investments	$80,808,320	$42,653,931	$–	$123,462,251

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $205.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

15                      Invesco Global Infrastructure Fund

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $37,332,602 and $18,453,052, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,606,124
Aggregate unrealized (depreciation) of investments	(5,242,836)
Net unrealized appreciation of investments	$2,363,288

Cost of investments for tax purposes is $121,098,963.

NOTE 9–Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	216,771	$2,472,400	283,350	$3,214,219
Class C	24,861	286,181	16,870	190,813
Class R	17,271	197,770	10,400	110,922
Class Y	397,819	4,228,879	140,970	1,578,918
Class R6	200	(13,446)	7,503	81,060
Issued as reinvestment of dividends:
Class A	19,285	215,893	7,683	84,669
Class C	2,838	32,349	913	9,939
Class R	1,352	15,232	497	5,515
Class Y	24,823	274,980	12,100	135,337
Class R6	-	-	337	3,708
Automatic conversion of Class C shares to Class A shares:
Class A	395	4,077	19,909	204,185
Class C	(395)	(4,077)	(19,948)	(204,185)
Issued in connection with acquisitions:(b)
Class A	1,471,848	15,406,180	-	-
Class C	106,043	1,108,073	-	-
Class R	302,950	3,168,253	-	-
Class Y	144,045	1,507,977	-	-
Class R5	829	8,687	-	-
Class R6	8,189,334	85,839,760	-	-

16                      Invesco Global Infrastructure Fund

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,052,860)	$(10,941,143)	(369,342)	$(3,823,392)
Class C	(15,684)	(167,280)	(55,397)	(589,647)
Class R	(13,545)	(159,330)	(4,252)	(48,150)
Class Y	(244,163)	(2,658,058)	(194,643)	(2,101,192)
Class R6	(489,209)	(4,975,418)	(29,664)	(335,438)
Net increase (decrease) in share activity	9,104,808	$95,847,939	(172,714)	$(1,482,719)

(a)	73% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Global Infrastructure Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 10,215,049 shares of the Fund for 11,052,718 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $107,038,932, including $(3,148,121) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $22,613,908 and $129,652,840 immediately after the acquisition.

    The pro forma results of operations for the six months ended April 30, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the semi-annual reporting period are as follows:

Net investment income	$1,052,788
Net realized/unrealized gains (losses)	(25,677,873)
Change in net assets resulting from operations	$(24,625,085)

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

17                      Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$899.70	$6.05	$1,018.50	$6.42	1.28%
Class C	1,000.00	896.40	9.57	1,014.77	10.17	2.03
Class R	1,000.00	898.30	7.22	1,017.26	7.67	1.53
Class Y	1,000.00	900.20	4.87	1,019.74	5.17	1.03
Class R5	1,000.00	900.20	4.87	1,019.74	5.17	1.03
Class R6	1,000.00	900.20	4.72	1,019.89	5.02	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18                      Invesco Global Infrastructure Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-SAR-1

Semiannual Report to Shareholders	April 30, 2020
Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ∎ C: MKNCX ∎ R: MKNRX ∎ Y: MKNYX ∎ R5: MKNFX ∎ R6: MKNSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
17	Financial Statements
20	Financial Highlights
21	Notes to Financial Statements
28	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the

Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Global Market Neutral Fund

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	–3.43%
Class C Shares	–3.92
Class R Shares	–3.65
Class Y Shares	–3.39
Class R5 Shares	–3.39
Class R6 Shares	–3.38
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.76
Lipper Alternative Equity Market Neutral Funds Index◾ (Peer Group Index)	–3.89
Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.
The FTSE US 3-Month Treasury Bill Index is an unmanaged index considered representative of three-month US Treasury Bills.
The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco Global Market Neutral Fund

Average Annual Total Returns

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	–3.85	%*
5 Years	–5.41
1 Year	–14.44
Class C Shares
Inception (12/19/13)	–3.72	%*
5 Years	–5.07
1 Year	–11.06
Class R Shares
Inception (12/19/13)	–3.23	%*
5 Years	–4.58
1 Year	–9.76
Class Y Shares
Inception (12/19/13)	–2.77	%*
5 Years	–4.11
1 Year	–9.38
Class R5 Shares
Inception (12/19/13)	–2.77	%*
5 Years	–4.13
1 Year	–9.38
Class R6 Shares
Inception (12/19/13)	–2.74	%*
5 Years	–4.09
1 Year	–9.22

*Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -5.30%, -5.24%, -4.72%, -4.22%, -4.22% and -4.19% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

4	Invesco Global Market Neutral Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Global Market Neutral Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–94.55%
Australia–3.22%
Altium Ltd.	181	$3,972
Beach Energy Ltd.	16,274	15,688
BHP Group PLC	2,485	41,735
Coca-Cola Amatil Ltd.	459	2,563
Coles Group Ltd.	1,496	14,950
Fortescue Metals Group Ltd.	4,015	30,776
JB Hi-Fi Ltd.	715	16,088
Magellan Financial Group Ltd.	332	10,914
Rio Tinto Ltd.	240	13,519
Rio Tinto PLC	115	5,345
Telstra Corp. Ltd.	5,065	9,975
Wesfarmers Ltd.	827	19,963
Woolworths Group Ltd.	431	9,934
		195,422
Austria–0.58%
BAWAG Group AG(a)	141	4,799
Wienerberger AG	1,609	30,091
		34,890
Belgium–0.91%
Barco N.V.	95	15,222
D’ieteren S.A./N.V.	386	19,309
Proximus SADP	158	3,374
Telenet Group Holding N.V.	218	9,105
UCB S.A.	89	8,154
		55,164
Canada–4.72%
B2Gold Corp.	11,874	60,055
Boralex, Inc., Class A	434	8,403
Canadian Pacific Railway Ltd.	78	17,728
Centerra Gold, Inc.	1,284	10,267
CI Financial Corp.	1,047	11,125
Colliers International Group, Inc.	199	10,921
Gibson Energy, Inc.	977	13,918
Kinross Gold Corp.(b)	6,193	40,888
Open Text Corp.	1,495	56,494
Stantec, Inc.	321	9,462
Teck Resources Ltd., Class B	1,025	9,035
TFI International, Inc.	693	19,217
Thomson Reuters Corp.	202	14,232
Tourmaline Oil Corp.	475	4,709
		286,454
Colombia–0.32%
Parex Resources, Inc.(b)	1,790	19,624
Denmark–1.86%
AP Moller - Maersk A/S, Class B	16	15,940
Carlsberg A/S, Class B	235	29,666
Coloplast A/S, Class B	75	11,844
Novo Nordisk A/S, Class B	46	2,937
Pandora A/S	785	27,926

	Shares	Value
Denmark–(continued)
Vestas Wind Systems A/S	281	$24,233
		112,546
Egypt–0.39%
Centamin PLC	12,253	23,586
Finland–0.44%
Valmet OYJ	1,165	26,711
France–2.24%
Alstom S.A.	152	6,231
Faurecia SE	665	24,129
Gaztransport Et Technigaz S.A.	102	7,412
Kering S.A.	11	5,555
L’Oreal S.A.	56	16,297
Sartorius Stedim Biotech	109	26,191
Schneider Electric SE	272	24,919
Teleperformance	64	14,354
Valeo S.A.	465	10,803
		135,891
Germany–2.20%
adidas AG	36	8,240
CANCOM SE	178	9,088
GEA Group AG	230	5,292
HeidelbergCement AG	118	5,630
HelloFresh SE(b)	268	9,497
HOCHTIEF AG	183	14,402
Merck KGaA	111	12,938
Porsche Automobil Holding SE, Preference Shares	538	27,098
Puma SE	119	7,475
RWE AG	507	14,559
Schaeffler AG, Preference Shares	2,775	18,918
		133,137
Hong Kong–1.46%
CK Hutchison Holdings Ltd.	5,000	36,258
HKT Trust & HKT Ltd.	2,000	3,221
Jardine Strategic Holdings Ltd.	100	2,151
Kerry Properties Ltd.	2,000	5,402
Sino Land Co. Ltd.	6,000	8,358
WH Group Ltd.	34,500	33,024
		88,414
Israel–0.82%
Mizrahi Tefahot Bank Ltd.	175	3,609
Nice Ltd.(b)	28	4,615
Teva Pharmaceutical Industries Ltd.(b)	2,972	32,295
Teva Pharmaceutical Industries Ltd., ADR(b)	854	9,172
		49,691
Italy–0.70%
Azimut Holding S.p.A.	469	8,001
Buzzi Unicem S.p.A.	899	17,658
Enel S.p.A.	1,455	9,961
Leonardo S.p.A.	1,018	7,041
		42,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                        Invesco Global Market Neutral Fund

	Shares	Value
Japan–19.56%
Advantest Corp.	100	$4,863
Aeon Mall Co. Ltd.	800	10,107
AGC, Inc.	1,300	32,399
Aisin Seiki Co. Ltd.	400	11,505
Amada Co. Ltd.	4,100	37,272
Astellas Pharma, Inc.	500	8,276
Brother Industries Ltd.	400	6,783
Dai Nippon Printing Co. Ltd.	1,900	40,263
Daicel Corp.	2,200	17,830
Daiwa House Industry Co. Ltd.	1,500	38,229
DeNA Co. Ltd.	600	7,371
Ebara Corp.	600	13,289
Electric Power Development Co. Ltd.	500	10,015
Fujitsu Ltd.	100	9,742
Haseko Corp.	1,200	13,135
Hitachi Ltd.	900	27,003
Hulic Co. Ltd.	500	4,931
Ibiden Co. Ltd.	800	20,525
ITOCHU Corp.	2,200	43,232
JFE Holdings, Inc.	3,200	21,443
JTEKT Corp.	1,900	13,953
JXTG Holdings, Inc.	5,800	20,547
Kaken Pharmaceutical Co. Ltd.	100	5,466
Kamigumi Co. Ltd.	400	7,042
KDDI Corp.	100	2,882
Konica Minolta, Inc.	5,400	21,013
Kyowa Kirin Co. Ltd.	100	2,330
Lawson, Inc.	300	15,513
LIXIL Group Corp.	900	10,872
Marubeni Corp.	5,600	27,124
Mazda Motor Corp.	4,400	24,882
Medipal Holdings Corp.	400	7,758
Mitsubishi Gas Chemical Co., Inc.	1,700	20,845
Mitsubishi Heavy Industries Ltd.	1,000	25,571
Mitsui & Co. Ltd.	3,600	50,495
Morinaga Milk Industry Co. Ltd.	200	7,735
NH Foods Ltd.	500	17,834
Nihon Unisys Ltd.	200	5,782
Nikon Corp.	1,000	9,318
Nippon Electric Glass Co. Ltd.	700	10,256
Nippon Express Co. Ltd.	400	19,585
Nippon Steel Corp.	3,000	25,315
Nissan Motor Co. Ltd.	4,200	14,374
Nitto Denko Corp.	400	20,009
Nomura Holdings, Inc.	3,800	15,807
Nomura Real Estate Holdings, Inc.	1,200	19,627
Nomura Research Institute Ltd.	1,300	31,629
NTT DOCOMO, Inc.	700	20,547
SCSK Corp.	100	4,500
Seino Holdings Co. Ltd.	4,100	48,937
Sekisui Chemical Co. Ltd.	200	2,535
Sojitz Corp.	15,800	36,778
SUMCO Corp.	800	11,427
Sumitomo Chemical Co. Ltd.	9,100	28,074
Sumitomo Forestry Co. Ltd.	700	8,729
Sumitomo Rubber Industries Ltd.	1,000	9,752
Sundrug Co. Ltd.	200	6,859
Suzuken Co. Ltd.	700	26,976
Tokyo Tatemono Co. Ltd.	3,000	33,954

	Shares	Value
Japan–(continued)
Toppan Printing Co. Ltd.	2,700	$40,267
Toshiba Corp.	500	12,420
Tosoh Corp.	500	6,145
Toyo Seikan Group Holdings Ltd.	600	6,105
Z Holdings Corp.	12,900	49,903
		1,185,685
Jordan–0.48%
Hikma Pharmaceuticals PLC	982	29,332
Netherlands–2.07%
Altice Europe N.V.(b)	4,504	17,975
ASM International N.V.	277	30,545
Intertrust N.V.(a)	1,035	16,325
Koninklijke Ahold Delhaize N.V.	436	10,596
SBM Offshore N.V.	221	2,802
Signify N.V.	503	10,272
Wolters Kluwer N.V.	503	37,035
		125,550
New Zealand–0.08%
Fisher & Paykel Healthcare	298	4,897
Norway–0.47%
Orkla ASA	3,145	28,501
Puerto Rico–0.33%
Popular, Inc.	518	19,990
Spain–1.02%
ACS Actividades de Construccion y Servicios S.A.	231	5,773
CIE Automotive S.A.	871	15,277
Endesa S.A.	913	20,276
Indra Sistemas S.A.(b)	907	7,827
Viscofan S.A.	196	12,564
		61,717
Sweden–4.12%
Atlas Copco AB, Class A	1,056	36,638
Boliden AB	967	19,797
Bravida Holding AB(a)(b)	435	3,551
Essity AB, Class B	364	11,827
Getinge AB, Class B	749	14,411
Hennes & Mauritz AB, Class B	1,562	21,741
Loomis AB, Class B	152	3,713
Samhallsbyggnadsbolaget i Norden AB	2,398	4,639
Sandvik AB	692	10,701
Sinch AB(a)(b)	92	4,786
Skanska AB, Class B	1,989	38,063
SKF AB, Class B	439	6,982
Swedish Match AB	811	50,245
Thule Group AB(a)	167	3,135
Trelleborg AB, Class B(b)	1,526	19,622
		249,851
Switzerland–2.62%
Emmi AG	4	3,679
Galenica AG(a)	178	12,745
LafargeHolcim Ltd.(b)	305	12,668
Landis+Gyr Group AG(b)	107	7,234
Novartis AG	196	16,720
PSP Swiss Property AG	30	3,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                        Invesco Global Market Neutral Fund

	Shares	Value
Switzerland–(continued)
Roche Holding AG	166	$ 57,740
SFS Group AG	62	4,921
SIG Combibloc Group AG(b)	789	12,707
STMicroelectronics N.V.	429	11,167
VAT Group AG(a)	97	16,019
		159,090

United Kingdom–3.75%
Auto Trader Group PLC(a)	5,308	30,695
Avast PLC(a)	4,574	26,423
Babcock International Group PLC	1,007	5,351
Bodycote PLC	485	3,569
Computacenter PLC	143	2,624
Daily Mail and General Trust PLC, Class A	380	3,378
Dialog Semiconductor PLC(b)	937	29,569
GlaxoSmithKline PLC	348	7,286
Howden Joinery Group PLC	862	5,708
ITV PLC	8,219	7,928
Liberty Global PLC, Class C(b)	223	4,083
Marshalls PLC	1,042	8,372
Moneysupermarket.com Group PLC	2,360	9,447
Next PLC	72	4,290
Pets at Home Group PLC	6,048	19,561
Rightmove PLC	2,451	15,375
Spirent Communications PLC	7,025	21,280
Ultra Electronics Holdings PLC	457	11,351
Vodafone Group PLC	7,736	10,939
		227,229
United States–40.19%
Aaron’s, Inc.	510	16,274
AbbVie, Inc.	213	17,509
Activision Blizzard, Inc.	44	2,804
Acuity Brands, Inc.	33	2,857
AGCO Corp.	321	16,962
Akamai Technologies, Inc.(b)	236	23,060
Alexion Pharmaceuticals, Inc.(b)	360	38,689
Allison Transmission Holdings, Inc.	363	13,191
Allstate Corp. (The)	28	2,848
Ally Financial, Inc.	1,182	19,373
Altice USA, Inc., Class A(b)	122	3,168
Amdocs Ltd.	694	44,721
AmerisourceBergen Corp.	133	11,925
Amgen, Inc.	205	49,040
Apache Corp.	373	4,879
Apple, Inc.	48	14,102
Applied Materials, Inc.	852	42,327
AT&T, Inc.	557	16,972
Athene Holding Ltd., Class A(b)	280	7,560
AutoNation, Inc.(b)	589	21,934
AutoZone, Inc.(b)	11	11,224
Best Buy Co., Inc.	355	27,239
Biogen, Inc.(b)	169	50,164
Booking Holdings, Inc.(b)	15	22,209
Brighthouse Financial, Inc.(b)	212	5,451
Brixmor Property Group, Inc.	276	3,160
Cabot Oil & Gas Corp.	433	9,361
CACI International, Inc., Class A(b)	27	6,754
Cadence Design Systems, Inc.(b)	273	22,149

	Shares	Value
United States–(continued)
Campbell Soup Co.	231	$ 11,545
Cardinal Health, Inc.	816	40,376
Carlisle Cos., Inc.	247	29,877
CenturyLink, Inc.	2,152	22,854
CF Industries Holdings, Inc.	925	25,438
Ciena Corp.(b)	100	4,625
Cirrus Logic, Inc.(b)	277	20,941
Cisco Systems, Inc.	206	8,730
Citizens Financial Group, Inc.	1,688	37,794
Columbia Banking System, Inc.	282	7,611
Commercial Metals Co.	158	2,519
ConocoPhillips	296	12,462
CoreCivic, Inc.	433	5,681
Coty, Inc., Class A	475	2,589
Cummins, Inc.	157	25,670
DaVita, Inc.(b)	448	35,396
DENTSPLY SIRONA, Inc.	658	27,926
Devon Energy Corp.	1,203	15,001
DISH Network Corp., Class A(b)	487	12,182
Dover Corp.	221	20,697
eBay, Inc.	1,608	64,047
EchoStar Corp., Class A(b)	194	6,121
Electronic Arts, Inc.(b)	92	10,512
EMCOR Group, Inc.	126	8,005
Equity LifeStyle Properties, Inc.	488	29,431
Equity Residential	95	6,181
Essex Property Trust, Inc.	165	40,277
Exelixis, Inc.(b)	396	9,779
Expedia Group, Inc.	305	21,649
F.N.B. Corp.	567	4,587
First Hawaiian, Inc.	547	9,622
First Horizon National Corp.	1,501	13,629
FleetCor Technologies, Inc.(b)	26	6,273
Ford Motor Co.(b)	3,381	17,209
Fortinet, Inc.(b)	173	18,639
General Electric Co.	1,314	8,935
General Mills, Inc.	110	6,588
Genpact Ltd.	218	7,506
Gentex Corp.	171	4,145
Gilead Sciences, Inc.	508	42,672
Goodyear Tire & Rubber Co. (The)	735	5,270
Helmerich & Payne, Inc.	230	4,547
Herman Miller, Inc.	145	3,268
Hewlett Packard Enterprise Co.	1,932	19,436
HollyFrontier Corp.	362	11,960
Humana, Inc.	20	7,636
Huntsman Corp.	976	16,407
Incyte Corp.(b)	362	35,353
Intel Corp.	56	3,359
Investors Bancorp, Inc.	3,988	37,128
Ionis Pharmaceuticals, Inc.(b)	57	3,165
Jabil, Inc.	718	20,420
Jack Henry & Associates, Inc.	25	4,089
Johnson Controls International PLC	94	2,736
JPMorgan Chase & Co.	116	11,108
Kansas City Southern	22	2,872
Kimberly-Clark Corp.	84	11,632
Kroger Co. (The)	158	4,994
Lam Research Corp.	54	13,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                        Invesco Global Market Neutral Fund

	Shares	Value
United States–(continued)
Leidos Holdings, Inc.	352	$34,781
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	176	5,996
Life Storage, Inc.	361	31,620
Manhattan Associates, Inc.(b)	47	3,334
ManTech International Corp., Class A	93	6,934
MasTec, Inc.(b)	298	10,698
McKesson Corp.	321	45,341
Microsoft Corp.	79	14,158
Mid-America Apartment Communities, Inc.	407	45,551
Murphy Oil Corp.	605	7,175
Murphy USA, Inc.(b)	45	4,806
Navient Corp.	3,958	30,160
NetScout Systems, Inc.(b)	476	12,604
New York Community Bancorp, Inc.	610	6,625
Newell Brands, Inc.	926	12,853
NortonLifeLock, Inc.	839	17,846
Nuance Communications, Inc.(b)	425	8,585
NVR, Inc.(b)	3	9,300
OneMain Holdings, Inc.	1,051	25,445
Oracle Corp.	362	19,175
Owens Corning	61	2,645
Perspecta, Inc.	585	12,618
PolyOne Corp.	442	10,294
Prestige Consumer Healthcare, Inc.(b)	171	6,958
Procter & Gamble Co. (The)	211	24,871
PulteGroup, Inc.	315	8,905
Qorvo, Inc.(b)	63	6,176
QUALCOMM, Inc.	254	19,982
Qurate Retail, Inc., Class A(b)	2,329	18,760
Regeneron Pharmaceuticals, Inc.(b)	72	37,863
Reliance Steel & Aluminum Co.	141	12,631
ResMed, Inc., CDI	320	4,837
Retail Properties of America, Inc., Class A(b)	1,473	9,133
RH(b)	24	3,451
SBA Communications Corp., Class A	66	19,135
Seagate Technology PLC	663	33,117
Signature Bank	217	23,258
Simpson Manufacturing Co., Inc.	68	4,903
SLM Corp.	583	4,862
South State Corp.	99	5,726

	Shares	Value
United States–(continued)
Spectrum Brands Holdings, Inc.	70	$3,014
Spirit Realty Capital, Inc.	727	22,363
State Street Corp.	144	9,078
Synaptics, Inc.(b)	288	18,832
Synopsys, Inc.(b)	187	29,381
Target Corp.	348	38,190
TEGNA, Inc.	970	10,398
Tenet Healthcare Corp.(b)	509	10,272
Teradyne, Inc.	153	9,569
TRI Pointe Group, Inc.(b)	445	5,109
Umpqua Holdings Corp.	291	3,645
United Therapeutics Corp.(b)	158	17,310
Vertex Pharmaceuticals, Inc.(b)	99	24,869
Washington Federal, Inc.	284	7,594
Werner Enterprises, Inc.	110	4,413
Western Alliance Bancorporation	134	4,808
Western Union Co. (The)	1,609	30,684
World Fuel Services Corp.	899	22,475
WPX Energy, Inc.(b)	2,313	14,179
Xerox Holdings Corp.	1,514	27,691
Yelp, Inc.(b)	124	2,771
Zebra Technologies Corp., Class A(b)	40	9,186
Zynga, Inc., Class A(b)	4,650	35,061
		2,436,796
Total Common Stocks & Other Equity Interests (Cost $6,065,036)		5,732,829
Money Market Funds–9.55%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	210,393	210,393
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	128,008	128,085
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	240,449	240,449
Total Money Market Funds (Cost $578,749)		578,927
TOTAL INVESTMENTS IN SECURITIES–104.10% (Cost $6,643,785)		6,311,756
OTHER ASSETS LESS LIABILITIES–(4.10)%		(248,800)
NET ASSETS–100.00%		$6,062,956

Investment Abbreviations:

ADR - American Depositary Receipt

CDI   - CREST Depository Interest

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                        Invesco Global Market Neutral Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $118,478, which represented 1.95% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$87,107	$1,271,685	$(1,148,399)	$-	$-	$210,393	$984
Invesco Liquid Assets Portfolio, Institutional Class	62,226	908,120	(842,629)	172	196	128,085	953
Invesco Treasury Portfolio, Institutional Class	99,551	1,453,353	(1,312,455)	-	-	240,449	1,056
Total	$248,884	$3,633,158	$(3,303,483)	$172	$196	$578,927	$2,993

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Equity Risk
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/22/2021	Federal Funds floating rate	Monthly	$(46,735)	$–	$127	$127	$(46,614)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(118,339)	–	2,130	2,130	(115,510)
Subtotal - Appreciation						–	2,257	2,257	(162,124)
Equity Risk
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(108,136)	–	(15,154)	(15,154)	(123,208)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(333,589)	–	(12,424)	(12,424)	(345,639)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(171,256)	–	(5,304)	(5,304)	(176,582)
Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(540,889)	–	(35,442)	(35,442)	(575,910)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	08/16/2021	Federal Funds floating rate	Monthly	(66,259)	–	(1,360)	(1,360)	(67,626)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(1,204,458)	–	(80,398)	(80,398)	(1,276,103)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(48,115)	–	(7,422)	(7,422)	(55,544)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(2,808)	–	(153)	(153)	(2,874)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(178,742)	–	(10,357)	(10,357)	(188,914)
United Kingdom Securities-Short	Morgan Stanley & Co. LLC	01/22/2021	Federal Funds floating rate	Monthly	(326,283)	–	(25,520)	(25,520)	(350,923)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/22/2021	Federal Funds floating rate	Monthly	(2,349,679)	–	(197,147)	(197,147)	(2,546,175)
Subtotal – Depreciation						–	(390,681)	(390,681)	(5,709,498)
Total – Total Return Swap Agreements						$–	$(388,424)	$(388,424)	$(5,871,622)

(1)

The Fund receives or pays the total return on the short positions underlying the total return swap and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.

(2)	Amount includes $(12,090) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements are collateralized by $44,686 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                        Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Equity Securities–Short
Australia
Afterpay Ltd.	(927)	$(18,847)	0.28
BlueScope Steel Ltd.	(562)	(3,754)	0.06
Boral Ltd.	(2,574)	(5,066)	0.07
Computershare Ltd.	(1,245)	(9,882)	0.15
Incitec Pivot Ltd.	(2,702)	(4,208)	0.07
Link Administration Holdings Ltd.	(3,801)	(9,388)	0.15
NEXTDC Ltd.	(2,254)	(13,028)	0.22
Oil Search Ltd.	(4,977)	(9,892)	0.14
OZ Minerals Ltd.	(555)	(3,244)	0.05
Qube Holdings Ltd.	(1,902)	(2,695)	0.05
SEEK Ltd.	(821)	(9,314)	0.15
South32 Ltd.	(3,137)	(4,058)	0.07
Treasury Wine Estates Ltd.	(1,565)	(10,351)	0.18
Westpac Banking Corp.	(1,102)	(11,691)	0.20
Woodside Petroleum Ltd.	(327)	(4,784)	0.07
Xero Ltd.	(58)	(3,006)	0.05
		(123,208)
Belgium
argenx SE	(165)	(24,862)	0.44
Umicore S.A.	(675)	(29,152)	0.49
		(54,014)
Canada
Agnico Eagle Mines Ltd.	(609)	(35,583)	0.63
BlackBerry Ltd.	(5,632)	(24,034)	0.40
CAE, Inc.	(198)	(3,272)	0.05
Canadian Imperial Bank of Commerce	(290)	(17,184)	0.29
Canadian National Railway Co.	(522)	(43,168)	0.73
CCL Industries, Inc., Class B	(123)	(3,845)	0.07
Dollarama, Inc.	(354)	(11,104)	0.20
Fairfax Financial Holdings Ltd.	(12)	(3,254)	0.06
Finning International, Inc.	(679)	(8,620)	0.14
FirstService Corp.	(150)	(12,969)	0.22
Fortis, Inc.	(118)	(4,573)	0.08
Morneau Shepell, Inc.	(211)	(5,101)	0.09
Novagold Resources, Inc.	(2,718)	(30,500)	0.60
Parkland Fuel Corp.	(429)	(10,149)	0.16
PrairieSky Royalty Ltd.	(1,086)	(7,942)	0.13
Premium Brands Holdings Corp.	(178)	(10,734)	0.20
Rogers Communications, Inc., Class B	(870)	(36,439)	0.65
Shaw Communications, Inc.,
Class B	(584)	(9,528)	0.17
Shopify, Inc., Class A	(20)	(12,684)	0.23
TELUS Corp.	(164)	(2,680)	0.05
Toromont Industries Ltd.	(230)	(10,806)	0.18

	Shares	Value	Percentage of Reference Entities
Canada–(continued)
Waste Connections, Inc.	(482)	$(41,470)	0.75
		(345,639)
Denmark
ALK-Abello A/S	(18)	(4,584)	0.08
Chr. Hansen Holding A/S	(533)	(45,932)	0.83
Demant A/S	(827)	(19,766)	0.35
Genmab A/S	(245)	(58,918)	1.04
H. Lundbeck A/S	(553)	(20,149)	0.34
ISS A/S	(550)	(8,207)	0.13
Novozymes A/S, Class B	(85)	(4,164)	0.07
Orsted A/S	(147)	(14,861)	0.27
		(176,581)
Finland
Nokia OYJ	(13,832)	(50,385)	0.85
Nokian Renkaat OYJ	(270)	(5,780)	0.10
Stora Enso OYJ, Class R	(243)	(2,876)	0.05
Wartsila OYJ Abp	(535)	(3,930)	0.07
		(62,971)
France
Airbus SE	(164)	(10,402)	0.17
Getlink SE	(1,941)	(24,738)	0.43
JCDecaux S.A.	(415)	(8,604)	0.14
Remy Cointreau S.A.	(178)	(19,857)	0.36
Renault S.A.	(800)	(15,873)	0.25
Rubis S.C.A.	(257)	(11,536)	0.20
SOITEC	(196)	(18,021)	0.30
TechnipFMC PLC	(700)	(6,124)	0.10
		(115,155)
Germany
Aroundtown S.A.	(5,397)	(29,039)	0.51
Bayer AG	(93)	(6,129)	0.11
Beiersdorf AG	(40)	(4,190)	0.08
Continental AG	(34)	(2,876)	0.05
Daimler AG	(1,078)	(37,253)	0.59
Delivery Hero SE	(680)	(57,379)	0.95
Deutsche Wohnen SE	(153)	(6,204)	0.11
Grand City Properties S.A.	(516)	(10,800)	0.19
Infineon Technologies AG	(1,031)	(19,151)	0.33
MorphoSys AG	(178)	(18,714)	0.33
Rocket Internet SE	(328)	(6,912)	0.12
United Internet AG	(461)	(15,888)	0.28
Zalando SE	(207)	(10,092)	0.17
		(224,627)
Hong Kong
CLP Holdings Ltd.	(500)	(5,340)	0.10
HK Electric Investments & HK Electric Investments Ltd.	(4,000)	(4,128)	0.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                        Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Hong Kong–(continued)
Hong Kong & China Gas Co. Ltd. (The)	(17,000)	$(30,393)	0.55
MTR Corp. Ltd.	(5,000)	(27,765)	0.49
		(67,626)
Japan
Ain Holdings, Inc.	(200)	(11,238)	0.21
Air Water, Inc.	(300)	(4,070)	0.08
Asahi Intecc Co. Ltd.	(200)	(5,336)	0.09
Chugoku Electric Power Co., Inc. (The)	(1,300)	(17,517)	0.33
CyberAgent, Inc.	(100)	(4,230)	0.07
Daifuku Co. Ltd.	(800)	(56,134)	0.97
Daikin Industries Ltd.	(200)	(26,101)	0.45
FANUC Corp.	(100)	(16,615)	0.25
Fast Retailing Co. Ltd.	(100)	(47,990)	0.82
FP Corp.	(100)	(7,557)	0.14
GMO Payment Gateway, Inc.	(200)	(17,984)	0.32
Hitachi Construction Machinery Co. Ltd.	(100)	(2,372)	0.04
Hitachi Metals Ltd.	(1,300)	(12,792)	0.22
Hoshizaki Corp.	(200)	(15,357)	0.27
Idemitsu Kosan Co. Ltd.	(1,500)	(34,524)	0.57
Ito En Ltd.	(100)	(5,572)	0.11
Japan Exchange Group, Inc.	(1,200)	(22,498)	0.44
JCR Pharmaceuticals Co. Ltd.	(100)	(9,663)	0.18
JSR Corp.	(200)	(3,802)	0.06
Kansai Paint Co. Ltd.	(800)	(15,364)	0.27
Keihan Holdings Co. Ltd.	(200)	(9,029)	0.17
Keyence Corp.	(100)	(36,127)	0.63
Koito Manufacturing Co. Ltd.	(500)	(19,056)	0.31
Lasertec Corp.	(300)	(20,156)	0.31
M3, Inc.	(1,500)	(54,373)	1.00
Makita Corp.	(800)	(26,240)	0.44
Maruichi Steel Tube Ltd.	(200)	(4,534)	0.08
MISUMI Group, Inc.	(1,000)	(24,097)	0.42
Miura Co. Ltd.	(300)	(12,356)	0.22
MonotaRO Co. Ltd.	(1,500)	(48,502)	0.80
Nagoya Railroad Co. Ltd.	(400)	(11,536)	0.21
NET One Systems Co. Ltd.	(100)	(2,898)	0.05
Nexon Co. Ltd.	(200)	(3,250)	0.06
Nidec Corp.	(800)	(46,860)	0.72
Nifco, Inc.	(400)	(7,809)	0.12
Nihon M&A Center, Inc.	(800)	(26,501)	0.46
Nippon Paint Holdings Co. Ltd.	(400)	(23,147)	0.42
Nippon Shinyaku Co. Ltd.	(300)	(21,162)	0.40
Nissan Chemical Corp.	(400)	(15,431)	0.25
Nitori Holdings Co. Ltd.	(300)	(46,182)	0.82
NOF Corp.	(200)	(6,672)	0.12
Odakyu Electric Railway Co. Ltd.	(700)	(15,479)	0.29

	Shares	Value	Percentage of Reference Entities
Japan–(continued)
ORIX Corp.	(1,200)	$(14,414)	0.24
Recruit Holdings Co. Ltd.	(200)	(5,930)	0.09
Relo Group, Inc.	(500)	(10,963)	0.18
Ryohin Keikaku Co. Ltd.	(2,000)	(24,079)	0.39
SCREEN Holdings Co. Ltd.	(200)	(9,803)	0.16
Sharp Corp.	(1,700)	(18,994)	0.32
Shimadzu Corp.	(900)	(22,518)	0.42
Shimano, Inc.	(200)	(29,521)	0.53
SMC Corp.	(100)	(45,660)	0.82
SoftBank Group Corp.	(400)	(17,269)	0.30
Sotetsu Holdings, Inc.	(100)	(2,572)	0.05
Suzuki Motor Corp.	(800)	(25,860)	0.41
Sysmex Corp.	(100)	(6,933)	0.12
Takeda Pharmaceutical Co. Ltd.	(800)	(28,947)	0.50
TechnoPro Holdings, Inc.	(200)	(11,573)	0.16
Toho Gas Co. Ltd.	(100)	(4,901)	0.10
Tokyo Century Corp.	(100)	(3,434)	0.06
TOTO Ltd.	(600)	(21,190)	0.35
Toyo Tire Corp.	(1,000)	(11,993)	0.19
Toyota Industries Corp.	(100)	(5,060)	0.09
Toyota Motor Corp.	(500)	(31,058)	0.55
Trend Micro, Inc.	(100)	(5,097)	0.08
USS Co. Ltd.	(600)	(9,561)	0.17
Yakult Honsha Co. Ltd.	(100)	(5,843)	0.12
Yamaha Corp.	(400)	(16,326)	0.27
Yamaha Motor Co. Ltd.	(200)	(2,615)	0.04
Yaskawa Electric Corp.	(1,900)	(63,118)	1.02
Yokogawa Electric Corp.	(200)	(2,758)	0.04
		(1,276,103)
Netherlands
Boskalis Westminster	(494)	(8,580)	0.15
IMCD N.V.	(272)	(24,060)	0.41
Just Eat Takeaway.com N.V.	(513)	(52,293)	0.91
Koninklijke DSM N.V.	(78)	(9,552)	0.18
Koninklijke Vopak N.V.	(135)	(7,785)	0.14
TKH Group N.V., CVA	(111)	(3,905)	0.06
		(106,175)
Norway
Equinor ASA	(215)	(3,010)	0.05
Mowi ASA	(1,541)	(26,398)	0.44
Norsk Hydro ASA	(8,520)	(21,763)	0.31
Schibsted ASA, Class B	(225)	(4,373)	0.07
		(55,544)
Singapore
Dairy Farm International
Holdings Ltd.	(600)	(2,874)	0.05
Spain
Cellnex Telecom S.A.	(442)	(23,153)	0.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                        Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Spain–(continued)
Ferrovial S.A.	(939)	$ (23,461)	0.41
Grifols S.A.	(381)	(12,968)	0.24
		(59,582)
Sweden
Axfood AB	(468)	(9,940)	0.18
BillerudKorsnas AB	(972)	(12,310)	0.20
Dometic Group AB	(960)	(6,469)	0.09
Electrolux AB, Series B	(927)	(12,814)	0.21
Embracer Group AB	(958)	(10,242)	0.18
Epiroc AB, Class A	(362)	(3,641)	0.06
Fabege AB	(748)	(8,967)	0.15
Husqvarna AB, Class B	(2,716)	(16,470)	0.28
ICA Gruppen AB	(353)	(15,422)	0.29
NCC AB, Class B	(509)	(7,852)	0.12
Peab AB, Class B	(705)	(5,409)	0.09
Saab AB, Class B	(562)	(13,048)	0.21
Securitas AB, Class B	(354)	(4,189)	0.07
Swedish Orphan Biovitrum AB	(853)	(16,613)	0.30
Tele2 AB, Class B	(1,655)	(21,477)	0.38
Telia Co. AB	(6,097)	(21,093)	0.37
Wallenstam AB, Class B	(285)	(2,959)	0.05
		(188,915)
Switzerland
Chocoladefabriken Lindt & Spruengli AG, PC	(3)	(23,388)	0.45
Cie Financiere Richemont S.A.	(285)	(16,186)	0.28
Clariant AG	(448)	(8,292)	0.15
Idorsia Ltd.	(461)	(13,334)	0.27
Kuehne + Nagel International AG	(32)	(4,577)	0.08
Lonza Group AG	(30)	(13,097)	0.24
Mobimo Holding AG	(13)	(3,569)	0.06
SGS S.A.	(6)	(13,582)	0.25
Siegfried Holding AG	(6)	(2,741)	0.05
Sika AG	(37)	(6,121)	0.11
Straumann Holding AG	(14)	(10,623)	0.20
		(115,510)
United Kingdom
Abcam PLC	(493)	(7,886)	0.14
Antofagasta PLC	(2,075)	(21,247)	0.36
Ashtead Group PLC	(346)	(9,478)	0.14
ASOS PLC	(314)	(9,468)	0.15
Bunzl PLC	(644)	(14,012)	0.24
Burberry Group PLC	(687)	(12,027)	0.21
Coca-Cola HBC AG	(136)	(3,452)	0.06
Croda International PLC	(150)	(9,223)	0.16
Dechra Pharmaceuticals PLC	(343)	(11,967)	0.21
Diageo PLC	(1,007)	(34,879)	0.60

	Shares	Value	Percentage of Reference Entities
United Kingdom–(continued)
Electrocomponents PLC	(826)	$ (6,013)	0.10
Fevertree Drinks PLC	(573)	(12,557)	0.20
Fresnillo PLC	(2,059)	(18,459)	0.35
Glencore PLC	(16,762)	(31,055)	0.52
IWG PLC	(958)	(2,872)	0.04
John Laing Group PLC	(875)	(4,020)	0.06
Johnson Matthey PLC	(378)	(9,486)	0.16
Melrose Industries PLC	(8,622)	(10,836)	0.17
Micro Focus International PLC	(1,012)	(6,140)	0.09
Ocado Group PLC	(2,632)	(53,189)	0.96
Renishaw PLC	(158)	(7,013)	0.11
Rolls-Royce Holdings PLC	(3,036)	(12,619)	0.21
Royal Mail PLC	(1,539)	(3,227)	0.05
Smiths Group PLC	(903)	(14,109)	0.24
Spectris PLC	(99)	(3,326)	0.06
Weir Group PLC (The)	(1,860)	(22,363)	0.34
		(350,923)
United States
2U, Inc.	(417)	(9,904)	0.16
3M Co.	(36)	(5,469)	0.09
ABIOMED, Inc.	(42)	(8,032)	0.13
Acceleron Pharma, Inc.	(52)	(4,708)	0.09
Agios Pharmaceuticals, Inc.	(390)	(16,045)	0.32
Albemarle Corp.	(50)	(3,071)	0.05
Allegheny Technologies, Inc.	(711)	(5,340)	0.09
Alnylam Pharmaceuticals, Inc.	(57)	(7,507)	0.15
Amcor PLC	(320)	(2,870)	0.05
American Campus Communities, Inc.	(309)	(10,905)	0.18
Americold Realty Trust	(958)	(29,305)	0.58
Amicus Therapeutics, Inc.	(1,077)	(12,719)	0.24
Apple Hospitality REIT, Inc.	(1,092)	(10,571)	0.16
AptarGroup, Inc.	(46)	(4,926)	0.09
Archer-Daniels-Midland Co.	(1,238)	(45,979)	0.80
Arthur J. Gallagher & Co.	(58)	(4,553)	0.08
Avanos Medical, Inc.	(387)	(12,016)	0.21
Berry Global Group, Inc.	(96)	(3,820)	0.06
Bluebird Bio, Inc.	(210)	(11,315)	0.21
Blueprint Medicines Corp.	(119)	(7,001)	0.15
Boeing Co. (The)	(252)	(35,537)	0.62
BOK Financial Corp.	(189)	(9,788)	0.15
Boston Beer Co., Inc. (The), Class A	(8)	(3,732)	0.06
Boston Scientific Corp.	(180)	(6,746)	0.12
Bright Horizons Family Solutions, Inc.	(37)	(4,309)	0.07
BWX Technologies, Inc.	(308)	(16,342)	0.29
Cabot Microelectronics Corp.	(62)	(7,597)	0.12
Cantel Medical Corp.	(295)	(10,915)	0.15
Capri Holdings Ltd.	(302)	(4,605)	0.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                        Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
United States–(continued)

Catalent, Inc.	(199)	$ (13,761)	0.21
Centene Corp.	(63)	(4,195)	0.08
Ceridian HCM Holding, Inc.	(47)	(2,772)	0.04
Chegg, Inc.	(173)	(7,396)	0.12
Cheniere Energy, Inc.	(891)	(41,601)	0.66
Cognex Corp.	(515)	(28,449)	0.46
Columbia Sportswear Co.	(374)	(27,261)	0.47
CommScope Holding Co., Inc.	(703)	(7,740)	0.12
Compass Minerals International, Inc.	(55)	(2,704)	0.04
Concho Resources, Inc.	(208)	(11,798)	0.20
Copart, Inc.	(94)	(7,530)	0.12
CoreSite Realty Corp.	(190)	(23,026)	0.41
Corning, Inc.	(1,294)	(28,481)	0.47
Cousins Properties, Inc.	(925)	(27,907)	0.48
Credit Acceptance Corp.	(100)	(31,157)	0.46
Cree, Inc.	(859)	(37,049)	0.58
Cullen/Frost Bankers, Inc.	(394)	(28,313)	0.42
CyberArk Software Ltd.	(57)	(5,629)	0.10
Diamondback Energy, Inc.	(593)	(25,819)	0.37
Digital Realty Trust, Inc.	(232)	(34,682)	0.63
Dolby Laboratories, Inc., Class A	(59)	(3,542)	0.06
Dominion Energy, Inc.	(112)	(8,639)	0.16
Dorman Products, Inc.	(201)	(12,679)	0.21
Elanco Animal Health, Inc.	(263)	(6,499)	0.11
EPR Properties	(253)	(7,443)	0.11
Erie Indemnity Co., Class A	(148)	(26,353)	0.48
Essential Utilities, Inc.	(76)	(3,176)	0.06
Estee Lauder Cos., Inc. (The), Class A	(48)	(8,467)	0.14
Everbridge, Inc.	(173)	(19,269)	0.38
Exact Sciences Corp.	(139)	(10,978)	0.19
Exxon Mobil Corp.	(721)	(33,505)	0.55
FactSet Research Systems, Inc.	(74)	(20,350)	0.37
Federal Realty Investment Trust	(106)	(8,827)	0.13
FedEx Corp.	(190)	(24,086)	0.41
FireEye, Inc.	(191)	(2,198)	0.04
First Interstate BancSystem, Inc., Class A	(234)	(7,909)	0.12
First Republic Bank	(129)	(13,453)	0.23
First Solar, Inc.	(685)	(30,147)	0.50
FirstCash, Inc.	(144)	(10,345)	0.18
Five Below, Inc.	(306)	(27,589)	0.46
Floor & Decor Holdings, Inc., Class A	(170)	(7,208)	0.11
Fortive Corp.	(448)	(28,672)	0.47
Fox Factory Holding Corp.	(216)	(11,018)	0.16
Gartner, Inc.	(171)	(20,316)	0.33
Glaukos Corp.	(98)	(3,596)	0.06

	Shares	Value	Percentage of Reference Entities
United States–(continued)

Global Blood Therapeutics, Inc.	(69)	$ (5,280)	0.09
Globus Medical, Inc., Class A	(250)	(11,865)	0.20
Green Dot Corp., Class A	(473)	(14,426)	0.24
Guardant Health, Inc.	(104)	(8,004)	0.14
Guidewire Software, Inc.	(345)	(31,340)	0.55
Hasbro, Inc.	(35)	(2,527)	0.05
Healthcare Services Group, Inc.	(591)	(15,065)	0.26
HealthEquity, Inc.	(86)	(4,839)	0.08
HEICO Corp.	(31)	(2,716)	0.04
Hess Corp.	(174)	(8,463)	0.12
Hormel Foods Corp.	(82)	(3,842)	0.07
Host Hotels & Resorts, Inc.	(423)	(5,207)	0.08
Howard Hughes Corp. (The)	(240)	(12,998)	0.22
HubSpot, Inc.	(71)	(11,973)	0.18
ICU Medical, Inc.	(180)	(39,476)	0.70
IDEX Corp.	(18)	(2,765)	0.05
II-VI, Inc.	(533)	(18,346)	0.28
Illumina, Inc.	(63)	(20,099)	0.36
Immunomedics, Inc.	(631)	(19,170)	0.25
Independent Bank Corp.	(137)	(9,986)	0.17
Ingevity Corp.	(104)	(5,400)	0.07
Insperity, Inc.	(65)	(3,101)	0.05
Insulet Corp.	(47)	(9,387)	0.17
Intuitive Surgical, Inc.	(24)	(12,261)	0.22
IPG Photonics Corp.	(182)	(23,538)	0.39
Iron Mountain, Inc.	(609)	(14,726)	0.27
John Bean Technologies Corp.	(106)	(8,134)	0.14
Knight-Swift Transportation Holdings, Inc.	(318)	(11,823)	0.20
Lancaster Colony Corp.	(76)	(10,232)	0.19
Lennox International, Inc.	(135)	(25,202)	0.42
Liberty Broadband Corp., Class A	(120)	(14,402)	0.26
Littelfuse, Inc.	(107)	(15,541)	0.26
LivaNova PLC	(220)	(11,686)	0.19
Live Nation Entertainment, Inc.	(180)	(8,077)	0.12
LiveRamp Holdings, Inc.	(545)	(20,634)	0.33
lululemon athletica, inc.	(24)	(5,364)	0.09
Mack-Cali Realty Corp.	(267)	(4,323)	0.07
Markel Corp.	(27)	(23,378)	0.43
Marsh & McLennan Cos., Inc.	(52)	(5,061)	0.09
Marvell Technology Group Ltd.	(621)	(16,606)	0.30
McCormick & Co., Inc.	(18)	(2,823)	0.05
Merit Medical Systems, Inc.	(564)	(23,022)	0.38
Mirati Therapeutics, Inc.	(107)	(9,099)	0.17
MongoDB, Inc.	(42)	(6,809)	0.12
Monro, Inc.	(295)	(16,370)	0.24
Moody’s Corp.	(27)	(6,585)	0.12
Mosaic Co. (The)	(399)	(4,592)	0.08
National Instruments Corp.	(282)	(10,834)	0.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                        Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
United States–(continued)

Nektar Therapeutics	(1,237)	$(23,750)	0.44
Netflix, Inc.	(13)	(5,458)	0.10
New Relic, Inc.	(127)	(6,819)	0.11
Newmont Corp.	(403)	(23,970)	0.45
NIKE, Inc., Class B	(180)	(15,692)	0.29
Novanta, Inc.	(149)	(12,947)	0.22
Nucor Corp.	(155)	(6,384)	0.10
Nutanix, Inc., Class A	(697)	(14,282)	0.22
NVIDIA Corp.	(11)	(3,215)	0.06
Occidental Petroleum Corp.	(401)	(6,657)	0.10
Ollie’s Bargain Outlet Holdings, Inc.	(246)	(16,706)	0.27
ON Semiconductor Corp.	(896)	(14,376)	0.23
ONEOK, Inc.	(487)	(14,576)	0.24
O’Reilly Automotive, Inc.	(11)	(4,250)	0.07
Palo Alto Networks, Inc.	(54)	(10,612)	0.19
Park Hotels & Resorts, Inc.	(2,432)	(23,128)	0.32
Pebblebrook Hotel Trust	(1,190)	(14,090)	0.23
Penumbra, Inc.	(105)	(18,619)	0.35
Phillips 66	(170)	(12,439)	0.18
PriceSmart, Inc.	(105)	(6,672)	0.12
Progressive Corp. (The)	(39)	(3,015)	0.06
Proofpoint, Inc.	(74)	(9,008)	0.16
Proto Labs, Inc.	(62)	(6,299)	0.09
PTC, Inc.	(62)	(4,293)	0.07
Pure Storage, Inc., Class A	(1,082)	(15,581)	0.25
Q2 Holdings, Inc.	(270)	(21,524)	0.34
Quidel Corp.	(51)	(7,089)	0.11
Roku, Inc.	(112)	(13,578)	0.25
Rollins, Inc.	(1,022)	(40,880)	0.70
Sage Therapeutics, Inc.	(227)	(8,848)	0.15
Sarepta Therapeutics, Inc.	(165)	(19,450)	0.34
Simon Property Group, Inc.	(292)	(19,497)	0.28
Sirius XM Holdings, Inc.	(3,149)	(18,611)	0.29
Sonoco Products Co.	(346)	(16,899)	0.30
Splunk, Inc.	(343)	(48,143)	0.82
Sprouts Farmers Market, Inc.	(173)	(3,595)	0.07

	Shares	Value	Percentage of Reference Entities
United States–(continued)

Square, Inc., Class A	(46)	$(2,996)	0.05
STAG Industrial, Inc.	(144)	(3,780)	0.07
Stryker Corp.	(116)	(21,626)	0.38
Sunstone Hotel Investors, Inc.	(983)	(9,034)	0.14
Tandem Diabetes Care, Inc.	(100)	(7,978)	0.13
Tapestry, Inc.	(151)	(2,247)	0.04
TCF Financial Corp.	(709)	(21,050)	0.29
Thor Industries, Inc.	(108)	(7,150)	0.10
Trade Desk, Inc. (The), Class A	(17)	(4,974)	0.08
Trinity Industries, Inc.	(454)	(8,758)	0.13
Twilio, Inc., Class A	(395)	(44,358)	0.78
UGI Corp.	(351)	(10,593)	0.18
Ulta Beauty, Inc.	(11)	(2,397)	0.04
Ultragenyx Pharmaceutical, Inc.	(73)	(4,411)	0.09
United Bankshares, Inc.	(481)	(14,411)	0.22
Urban Outfitters, Inc.	(252)	(4,370)	0.07
Varian Medical Systems, Inc.	(22)	(2,516)	0.04
Ventas, Inc.	(107)	(3,461)	0.05
ViacomCBS, Inc., Class B	(934)	(16,121)	0.25
ViaSat, Inc.	(394)	(16,706)	0.29
VICI Properties, Inc.	(907)	(15,800)	0.26
Vornado Realty Trust	(89)	(3,900)	0.06
Vulcan Materials Co.	(28)	(3,163)	0.05
Wabtec Corp.	(277)	(15,628)	0.26
Walt Disney Co. (The)	(338)	(36,555)	0.62
Webster Financial Corp.	(525)	(14,831)	0.22
Wix.com Ltd.	(217)	(28,386)	0.54
World Wrestling Entertainment, Inc., Class A	(418)	(18,588)	0.30
Xilinx, Inc.	(69)	(6,031)	0.11
Zendesk, Inc.	(102)	(7,842)	0.13
Zillow Group, Inc., Class C	(537)	(23,606)	0.38
Zoetis, Inc.	(21)	(2,715)	0.05
Zscaler, Inc.	(40)	(2,683)	0.05
		(2,546,175)
Total Equity Securities - Short		$(5,871,622)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Global Market Neutral Fund

Portfolio Composition

By sector, based on total net assets

as of April 30, 2020

	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Industrials	17.7%	18.8%	36.5%	(1.1)%
Information Technology	16.3	15.7	32.0	0.6
Health Care	13.5	13.1	26.6	0.4
Consumer Discretionary	12.2	13.2	25.4	(1.0)
Materials	9.1	8.2	17.3	0.9
Real Estate	5.8	6.1	11.9	(0.3)
Financials	5.8	5.6	11.4	0.2
Consumer Staples	5.5	4.7	10.2	0.8
Communication Services	4.5	5.6	10.1	(1.1)
Energy	3.1	3.9	7.0	(0.8)
Utilities	1.1	1.9	3.0	(0.8)
Money Market Funds Plus Other Assets Less Liabilities	5.4	—	5.4	5.4
Total	100.0%	96.8%	196.8%	3.2%

1 Represents the value of the equity securities in the portfolio.

2 Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.

3 Represents the cumulative exposure of the Fund’s long and short positions.

4 Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                        Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $6,065,036)	$5,732,829
Investments in affiliated money market funds, at value (Cost $578,749)	578,927
Other investments:
Swaps receivable – OTC	619
Unrealized appreciation on swap agreements – OTC	2,257
Deposits with brokers:
Cash collateral – OTC Derivatives	44,686
Cash	378
Foreign currencies, at value (Cost $46,814)	47,490
Receivable for:
Fund shares sold	3
Fund expenses absorbed	48,889
Dividends	27,069
Investment for trustee deferred compensation and retirement plans	14,919
Other assets	50,470
Total assets	6,548,536

Liabilities:
Other investments:
Unrealized depreciation on swap agreements – OTC	390,681
Payable for:
Accrued fees to affiliates	2,346
Accrued other operating expenses	77,634
Trustee deferred compensation and retirement plans	14,919
Total liabilities	485,580
Net assets applicable to shares outstanding	$6,062,956

Net assets consist of:
Shares of beneficial interest	$6,734,038
Distributable earnings (loss)	(671,082)
$6,062,956

Net Assets:
Class A	$2,741,161
Class C	$46,447
Class R	$28,053
Class Y	$2,676,500
Class R5	$285,236
Class R6	$285,559

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	486,894
Class C	8,610
Class R	5,056
Class Y	469,519
Class R5	50,001
Class R6	50,001
Class A:
Net asset value per share	$5.63
Maximum offering price per share
(Net asset value of $5.63 ÷ 94.50%)	$5.96
Class C:
Net asset value and offering price per share	$5.39
Class R:
Net asset value and offering price per share	$5.55
Class Y:
Net asset value and offering price per share	$5.70
Class R5:
Net asset value and offering price per share	$5.70
Class R6:
Net asset value and offering price per share	$5.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                        Invesco Global Market Neutral Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $4,859)	$72,056
Dividends from affiliated money market funds	2,993
Interest	2,029
Total investment income	77,078

Expenses:
Advisory fees	30,545
Administrative services fees	576
Custodian fees	5,950
Distribution fees:
Class A	3,509
Class C	290
Class R	72
Transfer agent fees – A, C, R and Y	1,752
Transfer agent fees – R5	21
Transfer agent fees – R6	21
Trustees’ and officers’ fees and benefits	6,824
Registration and filing fees	32,796
Reports to shareholders	7,062
Professional services fees	44,563
Other	(16,628)
Total expenses	117,353
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(73,558)
Net expenses	43,795
Net investment income	33,283

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	156,778
Foreign currencies	(3,705)
Swap agreements	818,417
971,490
Change in net unrealized appreciation (depreciation) of:
Investment securities	(962,344)
Foreign currencies	564
Swap agreements	(258,933)
(1,220,713)
Net realized and unrealized gain (loss)	(249,223)
Net increase (decrease) in net assets resulting from operations	$(215,940)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                        Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019

Operations:
Net investment income	$33,283	$121,025

Net realized gain (loss)	971,490	(2,175,943)

Change in net unrealized appreciation (depreciation)	(1,220,713)	442,418

Net increase (decrease) in net assets resulting from operations	(215,940)	(1,612,500)

Distributions to shareholders from distributable earnings:
Class A	—	(1,070,633)

Class C	—	(28,405)

Class R	—	(9,148)

Class Y	—	(1,507,049)

Class R5	—	(109,933)

Class R6	—	(222,304)

Total distributions from distributable earnings	—	(2,947,472)

Return of capital:
Class A	—	(23,082)

Class C	—	(637)

Class R	—	(231)

Class Y	—	(31,023)

Class R5	—	(2,339)

Class R6	—	(5,397)

Total return of capital	—	(62,709)

Total distributions	—	(3,010,181)

Share transactions–net:
Class A	(6,680)	(36,550)

Class C	(14,864)	(14,354)

Class R	(30)	5,136

Class Y	(2,086,648)	2,468,675

Class R6	—	(255,305)

Net increase (decrease) in net assets resulting from share transactions	(2,108,222)	2,167,602

Net increase (decrease) in net assets	(2,324,162)	(2,455,079)

Net assets:
Beginning of period	8,387,118	10,842,197

End of period	$6,062,956	$8,387,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                        Invesco Global Market Neutral Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$5.83	$0.03	$(0.23)	$(0.20)	$–	$–	$–	$–	$5.63	(3.43)%		$2,741	1.49	%(d)	3.78	%(d)	0.91	%(d)	48%
Year ended 10/31/19	9.29	0.08	(1.33)	(1.25)	(0.23)	(1.97)	(0.01)	(2.21)	5.83	(16.32)		2,846	1.49		3.90		1.23		144
Year ended 10/31/18	10.06	0.06	(0.14)	(0.08)	–	(0.69)	–	(0.69)	9.29	(0.79)		4,592	1.49		3.38		0.68		64
Year ended 10/31/17	9.91	0.05	0.10	0.15	–	–	–	–	10.06	1.51		7,654	1.52		2.93		0.51		35
Year ended 10/31/16	10.31	0.10	(0.47)	(0.37)	–	(0.03)	–	(0.03)	9.91	(3.64)		7,729	1.61		2.89		1.00		79
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	–	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Class C
Six months ended 04/30/20	5.61	0.00	(0.22)	(0.22)	–	–	–	–	5.39	(3.92)		46	2.24	(d)	4.53	(d)	0.16	(d)	48
Year ended 10/31/19	8.97	0.04	(1.29)	(1.25)	(0.14)	(1.97)	(0.00)	(2.11)	5.61	(16.95)		63	2.24		4.65		0.48		144
Year ended 10/31/18	9.81	(0.01)	(0.14)	(0.15)	–	(0.69)	–	(0.69)	8.97	(1.56)		123	2.24		4.13		(0.07)		64
Year ended 10/31/17	9.74	(0.02)	0.09	0.07	–	–	–	–	9.81	0.72		381	2.27		3.68		(0.24)		35
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	–	(0.03)	–	(0.03)	9.74	(4.27)		634	2.36		3.64		0.25		79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	–	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Class R
Six months ended 04/30/20	5.76	0.02	(0.23)	(0.21)	–	–	–	–	5.55	(3.65)		28	1.74	(d)	4.03	(d)	0.66	(d)	48
Year ended 10/31/19	9.19	0.07	(1.32)	(1.25)	(0.21)	(1.97)	(0.00)	(2.18)	5.76	(16.52)		29	1.74		4.15		0.98		144
Year ended 10/31/18	9.98	0.04	(0.14)	(0.10)	–	(0.69)	–	(0.69)	9.19	(1.00)		39	1.74		3.63		0.43		64
Year ended 10/31/17	9.86	0.03	0.09	0.12	–	–	–	–	9.98	1.22		32	1.77		3.18		0.26		35
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	–	(0.03)	–	(0.03)	9.86	(3.75)		23	1.86		3.14		0.75		79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	–	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Class Y
Six months ended 04/30/20	5.90	0.03	(0.23)	(0.20)	–	–	–	–	5.70	(3.39)		2,677	1.24	(d)	3.53	(d)	1.16	(d)	48
Year ended 10/31/19	9.39	0.10	(1.35)	(1.25)	(0.13)	(1.97)	(0.14)	(2.24)	5.90	(16.14)		4,858	1.24		3.65		1.48		144
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	–	(0.69)	–	(0.69)	9.39	(0.56)		4,698	1.24		3.13		0.93		64
Year ended 10/31/17	9.96	0.08	0.10	0.18	–	–	–	–	10.14	1.81		7,476	1.27		2.68		0.76		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	–	(0.03)	–	(0.03)	9.96	(3.43)		12,261	1.36		2.64		1.25		79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	–	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Class R5
Six months ended 04/30/20	5.90	0.03	(0.23)	(0.20)	–	–	–	–	5.70	(3.39)		285	1.24	(d)	3.49	(d)	1.16	(d)	48
Year ended 10/31/19	9.39	0.10	(1.35)	(1.25)	(0.26)	(1.97)	(0.01)	(2.24)	5.90	(16.14)		295	1.24		3.60		1.48		144
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	–	(0.69)	–	(0.69)	9.39	(0.57)		470	1.24		3.07		0.93		64
Year ended 10/31/17	9.96	0.08	0.10	0.18	–	–	–	–	10.14	1.81		507	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	–	(0.03)	–	(0.03)	9.96	(3.43)		498	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	–	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Class R6
Six months ended 04/30/20	5.91	0.03	(0.23)	(0.20)	–	–	–	–	5.71	(3.38)		286	1.24	(d)	3.49	(d)	1.16	(d)	48
Year ended 10/31/19	9.39	0.10	(1.34)	(1.24)	(0.26)	(1.97)	(0.01)	(2.24)	5.91	(16.00)		295	1.24		3.60		1.48		144
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	–	(0.69)	–	(0.69)	9.39	(0.57)		919	1.24		3.07		0.93		64
Year ended 10/31/17	9.97	0.08	0.09	0.17	–	–	–	–	10.14	1.71		966	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	–	(0.03)	–	(0.03)	9.97	(3.33)		786	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	–	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $2,822, $58, $29, $2,970, $293 and $293 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                        Invesco Global Market Neutral Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1 – Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

21                        Invesco Global Market Neutral Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund investsand are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lockin” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

22                        Invesco Global Market Neutral Fund

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAVover specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.950%
Next $250 million	0.930%
Next $500 million	0.910%
Next $1.5 billion	0.890%
Next $2.5 billion	0.870%
Next $2.5 billion	0.850%
Next $2.5 billion	0.830%
Over $10 billion	0.810%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.95%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

23                        Invesco Global Market Neutral Fund

For the six months ended April 30, 2020, the Adviser waived advisory fees of $30,815, reimbursed fund level expenses of $40,929 and reimbursed class level expenses of $840, $18, $9, $885, $21 and $21 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $397 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

24                        Invesco Global Market Neutral Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$195,422	$–	$195,422
Austria	–	34,890	–	34,890
Belgium	–	55,164	–	55,164
Canada	286,454	–	–	286,454
Colombia	19,624	–	–	19,624
Denmark	–	112,546	–	112,546
Egypt	–	23,586	–	23,586
Finland	–	26,711	–	26,711
France	–	135,891	–	135,891
Germany	–	133,137	–	133,137
Hong Kong	–	88,414	–	88,414
Israel	9,172	40,519	–	49,691
Italy	–	42,661	–	42,661
Japan	–	1,185,685	–	1,185,685
Jordan	–	29,332	–	29,332
Netherlands	–	125,550	–	125,550
New Zealand	–	4,897	–	4,897
Norway	–	28,501	–	28,501
Puerto Rico	19,990	–	–	19,990
Spain	–	61,717	–	61,717
Sweden	–	249,851	–	249,851
Switzerland	–	159,090	–	159,090
United Kingdom	4,083	223,146	–	227,229
United States	2,431,959	4,837	–	2,436,796
Money Market Funds	578,927	–	–	578,927
Total Investments in Securities	3,350,209	2,961,547	–	6,311,756

Other Investments - Assets*
Swap Agreements	–	2,257	–	2,257
Other Investments- Liabilities*
Swap Agreements	–	(390,681)	–	(390,681)
Total Other Investments	–	(388,424)	–	(388,424)
Total Investments	$3,350,209	$2,573,123	$–	$5,923,332

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements – OTC	$2,257
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$2,257

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements – OTC	$(390,681)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(390,681)

25                        Invesco Global Market Neutral Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$2,876	$(390,681)	$(387,805)	$–	$44,686	$(343,119)

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Swap agreements	$818,417
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(258,933)
Total	$559,484

The table below summarizes the average notional value of derivatives held during the period.

Swap Agreements
Average notional value	$5,746,476

The table below summarizes the average notional value of derivatives held during the period.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $20.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$788,460	$–	$788,460

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

26                        Invesco Global Market Neutral Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $2,933,885 and $4,603,973, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$369,982
Aggregate unrealized (depreciation) of investments	(1,246,675)
Net unrealized appreciation (depreciation) of investments	$(876,693)

Cost of investments for tax purposes is $6,800,025.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	2,650	$ 15,368	6,040	$39,634
Class C	145	801	3,512	22,457
Class R	-	-	670	3,971
Class Y	204	1,200	975,265	6,671,199
Class R6	-	-	24,393	168,058
Issued as reinvestment of dividends:
Class A	-	-	14,626	97,116
Class C	-	-	4,188	26,931
Class R	-	-	1,095	7,197
Class Y	-	-	78,642	527,688
Class R6	-	-	17,203	115,429
Automatic conversion of Class C shares to Class A shares:
Class A	279	1,617	104	647
Class C	(291)	(1,617)	(108)	(647)
Reacquired:
Class A	(4,081)	(23,665)	(26,886)	(173,947)
Class C	(2,526)	(14,048)	(10,082)	(63,095)
Class R	(5)	(30)	(992)	(6,032)
Class Y	(354,149)	(2,087,848)	(730,788)	(4,730,212)
Class R6	-	-	(89,453)	(538,792)
Net increase (decrease) in share activity	(357,774)	$(2,108,222)	267,429	$2,167,602

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 93% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

On June 3, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on June 5, 2020. The Fund will be liquidated on or about August 5, 2020.

27                        Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$965.70	$7.28	$1,017.45	$7.47	1.49%
Class C	1,000.00	960.80	10.92	1,013.72	11.22	2.24
Class R	1,000.00	963.50	8.49	1,016.21	8.72	1.74
Class Y	1,000.00	966.10	6.06	1,018.70	6.22	1.24
Class R5	1,000.00	966.10	6.06	1,018.70	6.22	1.24
Class R6	1,000.00	966.20	6.06	1,018.70	6.22	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

28                        Invesco Global Market Neutral Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GMN-SAR-1

Semiannual Report to Shareholders	April 30, 2020
Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Consolidated Schedule of Investments
37	Consolidated Financial Statements
40	Consolidated Financial Highlights
41	Notes to Consolidated Financial Statements
51	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as theadviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Global Targeted Returns Fund

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	0.84%
Class C Shares	0.46
Class R Shares	0.68
Class Y Shares	0.93
Class R5 Shares	0.93
Class R6 Shares	0.94
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.76
Source(s): ▼RIMES Technologies Corp.

The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3	Invesco Global Targeted Returns Fund

Average Annual Total Returns		the past, returns would have been lower. See current prospectus for more information.
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	0.41%
5 Years	–0.73
1 Year	–3.98
Class C Shares
Inception (12/19/13)	0.55%
5 Years	–0.35
1 Year	–0.09
Class R Shares
Inception (12/19/13)	1.04%
5 Years	0.15
1 Year	1.20
Class Y Shares
Inception (12/19/13)	1.55%
5 Years	0.65
1 Year	1.86
Class R5 Shares
Inception (12/19/13)	1.55%
5 Years	0.65
1 Year	1.76
Class R6 Shares
Inception (12/19/13)	1.54%
5 Years	0.65
1 Year	1.76

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in

4	Invesco Global Targeted Returns Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–22.38%
Australia–0.78%
Alumina Ltd.	48,795	$54,081
AMP Ltd.(a)	53,462	49,521
BHP Group PLC	1,349	22,656
Metcash Ltd.	16,814	27,249
Newcrest Mining Ltd.	3,434	61,628
Origin Energy Ltd.	13,904	49,373
QBE Insurance Group Ltd.	10,872	58,524
Rio Tinto PLC	974	45,268
Woodside Petroleum Ltd.	6,432	91,844
		460,144
Austria–0.02%
BAWAG Group AG(b)	184	6,263
Wienerberger AG	388	7,256
		13,519
Belgium–0.11%
Barco N.V.	102	16,343
Colruyt S.A.	234	14,013
D’ieteren S.A./N.V.	86	4,302
Proximus SADP	1,036	22,120
Telenet Group Holding N.V.	229	9,565
		66,343
Brazil–0.03%
Itau Unibanco Holding S.A., Preference Shares	3,800	15,912
Canada–0.30%
Agnico Eagle Mines Ltd.	671	39,374
Barrick Gold Corp.	2,833	72,924
Canadian Natural Resources Ltd.	1,221	20,447
Wheaton Precious Metals Corp.	1,082	40,857
		173,602
China–2.27%
Alibaba Group Holding Ltd.(a)	700	17,739
Alibaba Group Holding Ltd., ADR(a)	539	109,239
Baidu, Inc., ADR(a)	303	30,582
Beijing Capital International Airport Co.
Ltd., H Shares	22,000	14,782
Bitauto Holdings Ltd., ADR(a)	1,265	15,382
China Mobile Ltd.	8,000	63,986
China Oilfield Services Ltd., H Shares	24,000	18,497
China Pacific Insurance (Group) Co.
Ltd., H Shares	13,000	42,213
CNOOC Ltd.	65,000	72,965
COSCO SHIPPING Ports Ltd.	40,000	21,248
Dongfeng Motor Group Co. Ltd., H Shares	92,000	59,906
JD.com, Inc., ADR(a)	4,740	204,294
Jiangsu Yanghe Brewery Joint-StockCo. Ltd., A Shares	5,200	72,587
Minth Group Ltd.	10,000	23,500
NetEase, Inc., ADR	753	259,755

	Shares	Value
China–(continued)
Suofeiya Home Collection Co. Ltd., A Shares	11,300	$30,205
Tencent Holdings Ltd.	5,200	275,876
		1,332,756
Denmark–0.30%
Carlsberg A/S, Class B	221	27,898
Coloplast A/S, Class B	176	27,794
Novo Nordisk A/S, Class B	1,166	74,454
Pandora A/S	126	4,482
Vestas Wind Systems A/S	482	41,567
		176,195
Finland–0.30%
Elisa OYJ	398	24,195
Kone OYJ, Class B	455	27,604
Nokia OYJ	4,490	16,212
Orion OYJ, Class B	291	14,799
Stora Enso OYJ, Class R	3,171	37,575
UPM-Kymmene OYJ	1,995	55,283
		175,668
France–1.39%
Air Liquide S.A.	204	25,979
AXA S.A.	2,298	40,847
BNP Paribas S.A.	872	27,447
Bureau Veritas S.A.	954	19,823
Capgemini SE	483	45,428
Carrefour S.A.	2,713	40,155
Casino Guichard Perrachon S.A.	243	9,107
Cie Generale des Etablissements Michelin S.C.A.	436	42,617
Edenred	138	5,566
ENGIE S.A.	1,751	19,022
Hermes International	39	28,570
L’Oreal S.A.	171	49,765
Orange S.A.	5,523	67,444
Publicis Groupe S.A.	393	11,696
Sanofi	1,664	162,795
Sartorius Stedim Biotech	77	18,502
Teleperformance	120	26,913
TOTAL S.A.	4,499	162,222
Vivendi S.A.	422	9,121
		813,019
Germany–0.92%
Allianz SE	131	24,268
Bayer AG	1,800	119,120
Beiersdorf AG	172	18,054
Deutsche Post AG	1,662	49,512
Deutsche Telekom AG	4,282	62,556
Fielmann AG	338	22,122
Infineon Technologies AG	888	16,500
Merck KGaA	258	30,071
Muenchener Rueckversicherungs- Gesellschaft AG	109	24,020

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                        Invesco Global Market Neutral Fund

	Shares	Value
Germany–(continued)
Porsche Automobil Holding SE, Preference Shares	479	$ 24,127
RWE AG	825	23,691
SAP SE	401	47,826
Schaeffler AG, Preference Shares	1,221	8,324
TAG Immobilien AG	943	20,639
Volkswagen AG, Preference Shares	363	50,940
		541,770
Hong Kong–0.50%
AIA Group Ltd.	8,200	74,640
CK Asset Holdings Ltd.	16,500	102,013
CK Hutchison Holdings Ltd.	14,000	101,523
Pacific Basin Shipping Ltd.	134,000	16,617
		294,793
India–0.67%
Bharat Heavy Electricals Ltd.	52,667	15,597
Housing Development Finance Corp. Ltd.	3,291	82,940
ICICI Bank Ltd., ADR	8,958	87,430
Infosys Ltd., ADR	4,615	42,596
Kotak Mahindra Bank Ltd.	1,123	20,176
Mahindra & Mahindra Ltd.	12,623	61,275
Shriram Transport Finance Co. Ltd.	5,436	56,006
UPL Ltd.	5,101	28,197
		394,217
Indonesia–0.04%
PT Bank Negara Indonesia (Persero) Tbk	90,700	24,954
Ireland–0.14%
CRH PLC	606	18,343
Kingspan Group PLC	776	39,579
Ryanair Holdings PLC, ADR(a)	368	23,357
		81,279
Italy–0.32%
Assicurazioni Generali S.p.A.	1,571	22,450
Buzzi Unicem S.p.A.	795	15,615
Enel S.p.A.	6,162	42,186
Hera S.p.A.	7,524	27,891
Intesa Sanpaolo S.p.A.	16,947	26,493
Iren S.p.A.	1,976	4,879
Telecom Italia S.p.A.	79,739	31,655
UniCredit S.p.A.(a)	1,893	14,623
		185,792
Japan–0.09%
Sony Corp.	800	51,324
Jordan–0.05%
Hikma Pharmaceuticals PLC	888	26,525

Luxembourg–0.04%
ArcelorMittal S.A.	2,376	26,097
Malaysia–0.01%
British American Tobacco Malaysia Bhd.	1,000	2,931

Netherlands–0.44%
Altice Europe N.V.(a)	4,025	16,064
ASM International N.V.	163	17,974

	Shares	Value
Netherlands–(continued)
Heineken Holding N.V.	320	$ 24,957
ING Groep N.V.	4,481	24,634
Intertrust N.V.(b)	659	10,394
Koninklijke Ahold Delhaize N.V.	1,059	25,736
Koninklijke KPN N.V.	10,981	25,437
Koninklijke Philips N.V.	645	28,112
SBM Offshore N.V.	3,105	39,375
Signify N.V.	928	18,951
Wolters Kluwer N.V.	380	27,979
		259,613
Norway–0.15%
Equinor ASA	2,533	35,557
Orkla ASA	2,194	19,883
Salmar ASA	106	4,145
Yara International ASA	885	30,237
		89,822
Portugal–0.09%
EDP - Energias de Portugal S.A.	8,522	35,991
Jeronimo Martins SGPS S.A.	857	14,486
		50,477
Russia–0.06%
Sberbank of Russia PJSC, ADR	1,529	16,316
Sberbank of Russia PJSC, ADR	1,681	17,667
		33,983
Singapore–0.27%
Genting Singapore Ltd.	64,000	35,177
Jardine Cycle & Carriage Ltd.	2,400	33,851
United Overseas Bank Ltd.	6,300	90,005
		159,033
South Africa–0.23%
Anglo American PLC	2,961	52,868
Naspers Ltd., Class N	538	84,149
		137,017
South Korea–1.09%
E-MART, Inc.	384	37,950
Hyundai Motor Co.	526	40,599
Hyundai Motor Co., Second Pfd.	441	21,287
KB Financial Group, Inc.	2,256	64,671
LG Corp.	1,529	77,141
Samsung Electronics Co. Ltd.	5,295	218,192
Samsung Electronics Co. Ltd., Preference Shares	2,804	97,654
Samsung Fire & Marine Insurance Co. Ltd.	514	79,901
		637,395
Spain–0.34%
Amadeus IT Group S.A.	612	29,490
Banco Bilbao Vizcaya Argentaria S.A.	8,362	27,415
Bankia S.A.	3,699	3,771
CaixaBank S.A.	14,643	26,369
Endesa S.A.	1,113	24,718
Iberdrola S.A.	2,658	26,645
Industria de Diseno Textil S.A.(a)	1,690	43,112
Merlin Properties SOCIMI S.A.	892	8,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                        Invesco Global Market Neutral Fund

	Shares	Value
Spain–(continued)
Viscofan S.A.	126	$8,077
		197,873
Sweden–0.48%
Atlas Copco AB, Class A	815	28,276
Autoliv, Inc.	326	19,567
Axfood AB	253	5,368
Essity AB, Class B(a)	905	29,404
Getinge AB, Class B	1,363	26,224
Hennes & Mauritz AB, Class B	1,570	21,852
ICA Gruppen AB	326	14,228
Lundin Energy AB	1,384	35,892
Sandvik AB(a)	1,290	19,948
Skanska AB, Class B	1,266	24,227
SSAB AB, Class A(a)	3,065	7,486
SSAB AB, Class B(a)	9,079	21,331
Swedish Match AB	468	28,995
		282,798
Switzerland–1.48%
Barry Callebaut AG	12	23,535
EMS-Chemie Holding AG	18	11,677
Forbo Holding AG	8	10,734
Galenica AG(b)	220	15,752
Geberit AG	57	25,598
Glencore PLC(a)	44,192	82,031
LafargeHolcim Ltd.(a)	602	25,005
Landis+Gyr Group AG(a)	177	11,967
Nestle S.A.	172	18,169
Novartis AG	2,282	194,668
PSP Swiss Property AG	186	21,636
Roche Holding AG	906	315,133
Sonova Holding AG	117	21,148
Sunrise Communications Group AG(a)(b)	146	11,699
Swiss Prime Site AG	186	17,683
Swisscom AG	47	24,449
Tecan Group AG, Class R	16	5,167
Zurich Insurance Group AG	107	34,109
		870,160
Taiwan–1.18%
Asustek Computer, Inc.	15,000	101,179
Delta Electronics, Inc.	16,000	74,215
Gigabyte Technology Co. Ltd.	20,000	34,431
Hon Hai Precision Industry Co. Ltd.	20,400	51,944
MediaTek, Inc.	8,000	109,379
Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	251,237
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,348	71,619
		694,004
Thailand–0.16%
Bangkok Bank PCL, NVDR	6,100	19,459
Kasikornbank PCL, NVDR	27,800	73,453
		92,912
United Kingdom–5.90%
Aggreko PLC	1,161	6,720
Ashtead Group PLC	1,680	46,100

	Shares	Value
United Kingdom–(continued)
Aviva PLC	9,064	$27,642
Babcock International Group PLC	9,150	48,622
BAE Systems PLC	35,548	227,882
Balfour Beatty PLC	8,186	26,783
Barclays PLC	73,458	98,138
Barratt Developments PLC	3,494	22,871
Beazley PLC	11,183	55,822
Berkeley Group Holdings PLC	1,320	69,625
BP PLC	57,496	227,032
British American Tobacco PLC	6,742	261,823
British Land Co. PLC (The)	8,864	45,216
BT Group PLC	42,165	61,696
Capita PLC(a)	33,861	16,647
Coca-Cola European Partners PLC	609	24,141
Countryside Properties PLC(b)	5,731	29,270
Derwent London PLC	1,907	74,656
Diageo PLC	435	15,079
Drax Group PLC	5,367	14,122
easyJet PLC	9,509	72,353
G4S PLC	43,197	59,496
GlaxoSmithKline PLC	9,451	197,868
Hiscox Ltd.	2,478	21,948
Inchcape PLC	1,367	8,641
International Consolidated Airlines Group S.A.	4,708	13,186
International Consolidated Airlines Group S.A.	4,037	11,305
International Consolidated Airlines Group S.A., ADR	2,555	14,538
ITV PLC	13,130	12,664
J Sainsbury PLC	16,320	40,754
Lancashire Holdings Ltd.	5,500	42,414
Land Securities Group PLC	2,154	17,978
Legal & General Group PLC	32,114	82,906
Marks & Spencer Group PLC	31,890	37,030
Meggitt PLC	6,272	22,092
Melrose Industries PLC	25,556	32,171
N Brown Group PLC	2,514	779
National Grid PLC	10,009	117,813
NewRiver REIT PLC	20,847	17,633
Next PLC	2,074	123,589
Pearson PLC	5,556	32,115
Provident Financial PLC	6,675	16,280
Reckitt Benckiser Group PLC	141	11,782
Rightmove PLC	3,377	21,184
Rolls-Royce Holdings PLC	6,284	26,156
Royal Bank of Scotland Group PLC (The)	55,303	77,108
Royal Dutch Shell PLC, Class B	11,431	185,547
RSA Insurance Group PLC	21,800	99,301
Smith & Nephew PLC	1,298	25,498
SSE PLC	9,950	156,824
Stagecoach Group PLC	471	444
Standard Chartered PLC	6,469	33,244
Tate & Lyle PLC	2,941	26,403
Tesco PLC	22,579	66,919
Travis Perkins PLC	3,594	47,107
Ultra Electronics Holdings PLC	287	7,129
Unilever N.V.	528	26,394
United Utilities Group PLC	1,343	15,277

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                        Invesco Global Targeted Returns Fund

	Shares	Value
United Kingdom–(continued)
Vectura Group PLC	8,726	$9,347
Vodafone Group PLC	108,525	153,459
Whitbread PLC	2,104	79,070
		3,463,633
United States–2.23%
Accenture PLC, Class A	62	11,482
Activision Blizzard, Inc.	209	13,319
Agilent Technologies, Inc.	398	30,511
Alphabet, Inc., Class C(a)	55	74,176
Altria Group, Inc.	2,028	79,599
American Express Co.	751	68,529
Analog Devices, Inc.	595	65,212
Automatic Data Processing, Inc.	232	34,032
Berkshire Hathaway, Inc., Class B(a)	205	38,409
Booking Holdings, Inc.(a)	14	20,728
Bristol-Myers Squibb Co.	902	54,851
Citigroup, Inc.	883	42,878
CME Group, Inc., Class A	108	19,247
Colgate-Palmolive Co.	869	61,065
Copart, Inc.(a)	190	15,221
Cummins, Inc.	74	12,099
Delta Air Lines, Inc.	334	8,654
Equifax, Inc.	82	11,390
Ferguson PLC	339	24,519
First Republic Bank	311	32,434
Home Depot, Inc. (The)	160	35,173
JPMorgan Chase & Co.	737	70,575
Las Vegas Sands Corp.(a)	1,050	50,421
Markel Corp.(a)	24	20,780
Mastercard, Inc., Class A	246	67,642
Microsoft Corp.	582	104,300
Nasdaq, Inc.	53	5,812
National Oilwell Varco, Inc.	1,031	13,032
Newmont Corp.	462	27,480
Old Dominion Freight Line, Inc.	186	27,024
PepsiCo, Inc.	121	16,007
Texas Instruments, Inc.	1,004	116,534
Wells Fargo & Co.	1,260	36,603
		1,309,738
Total Common Stocks & Other Equity Interests (Cost $13,520,639)		13,135,298

		Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–18.79%(c)
Australia–0.23%
BHP Billiton Finance Ltd., 6.50% (5 yr. GBP Swap Rate + 4.82%), 10/22/2077(b)(d)	GBP	100,000	132,893
Belgium–0.20%
Solvay Finance S.A., 5.87%(b)(e)	EUR	100,000	117,789
Egypt–0.05%
Egypt Government Bond, 14.22%, 10/15/2026	EGP	450,000	29,890

		Principal Amount	Value
France–3.28%
Burger King France S.A.S, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(d)	EUR	100,000	$103,185
Electricite de France S.A., 5.88% (15 yr. GBP Swap Rate + 3.05%)(b)(d)(e)	GBP	100,000	127,843
French Republic Government Bond OAT, 1.50%, 05/25/2050(b)	EUR	1,001,648	1,374,232
La Financiere Atalian S.A.S.U., 6.63%, 05/15/2025(b)	GBP	100,000	80,212
Orange S.A., 5.88%(b)(e)	GBP	100,000	132,731
Picard Groupe S.A.S., 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023(b)(d)	EUR	100,000	104,303
			1,922,506
Germany–0.32%
Bayer AG, 3.75% (5 yr. EUR Swap Rate + 2.55%), 07/01/2074(b)(d)	EUR	50,000	56,141
Volkswagen International Finance N.V., 3.38%, 11/16/2026(b)	GBP	100,000	129,477
			185,618
Israel–0.19%
Teva Pharmaceutical Finance Netherlands II B.V., 6.00%, 01/31/2025(b)	EUR	100,000	113,897
Italy–0.22%
Italy Buoni Poliennali Del Tesoro, 1.45%, 03/01/2036(b)	EUR	60,000	60,066
Pro-Gest S.p.A., 3.25%, 12/15/2024(b)	EUR	100,000	68,874
			128,940
Mexico–9.95%
Mexican Bonos, Series M 20, 10.00%, 12/05/2024	MXN	116,700,000	5,712,010
Series M 20, 7.50%, 06/03/2027	MXN	1,500,000	66,861
Petroleos Mexicanos, 8.25%, 06/02/2022(b)	GBP	50,000	59,511
			5,838,382
Netherlands–0.10%
Hema Bondco I B.V., 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022(b)(d)	EUR	100,000	60,084
Portugal–0.13%
Portugal Obrigacoes do Tesouro OT, 2.88%, 10/15/2025(b)	EUR	60,000	74,817
Russia–0.05%
Russian Federal Bond - OFZ, Series 6225, 7.25%, 05/10/2034	RUB	2,000,000	29,744
South Africa–1.56%
Republic of South Africa Government Bond, Series 2048, 8.75%, 02/28/2048	ZAR	1,150,000	46,662
Series R186, 10.50%, 12/21/2026	ZAR	14,697,153	871,577
			918,239
Spain–0.19%
Codere Finance 2 (Luxembourg) S.A., 6.75%, 11/01/2021(b)	EUR	100,000	43,009

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                        Invesco Global Targeted Returns Fund

		Principal Amount	Value
Spain–(continued)
Spain Government Bond, 1.95%, 04/30/2026(b)	EUR	55,000	$66,159
			109,168

United Kingdom–1.94%
Barclays PLC, 7.88% (5 yr. GBP Swap Rate + 6.10%)(b)(d)(e)	GBP	200,000	249,706
Fidelity International Ltd., 6.75%, 10/19/2020(b)	GBP	50,000	64,485
InterContinental Hotels Group PLC, 2.13%, 08/24/2026(b)	GBP	100,000	111,761
Nationwide Building Society, 10.25%(b)(e)	GBP	38,000	78,492
Next Group PLC, 3.63%, 05/18/2028(b)	GBP	100,000	120,171
Rl Finance Bonds No. 3 PLC, 6.13%, 11/13/2028(b)	GBP	100,000	145,754
Tesco Property Finance 2 PLC, 6.05%, 10/13/2039(b)	GBP	41,441	68,308
United Kingdom Gilt Inflation-Linked, 0.13%, 03/22/2026(b)	GBP	22,611	33,247
Virgin Money UK PLC, 5.00% (5 yr. GBP Swap Rate + 3.52%), 02/09/2026(b)(d)	GBP	100,000	121,282
Vodafone Group PLC, 3.38%, 08/08/2049(b)	GBP	100,000	144,258
			1,137,464

United States–0.38%
Equinix, Inc., 2.88%, 10/01/2025	EUR	100,000	110,937
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	100,000	112,873
			223,810
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $12,193,438)			11,023,241

U.S. Dollar Denominated Bonds & Notes–11.37%
Argentina–0.04%
Argentine Republic Government International Bond, 6.88%, 01/11/2048		$100,000	23,626

Australia–0.03%
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75%, 04/30/2026(b)		18,000	17,048

Brazil–0.33%
MARB BondCo PLC, 7.00%, 03/15/2024(b)		200,000	196,500

Canada–0.33%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/2025(b)		16,000	16,163
Bombardier, Inc.,
8.75%, 12/01/2021(b)		18,000	15,042
5.75%, 03/15/2022(b)		23,000	17,352
7.50%, 03/15/2025(b)		23,000	15,022
Calfrac Holdings L.P.,
10.88%, 03/15/2026(b)		2,750	605
8.50%, 06/15/2026(b)		8,000	480
Cascades, Inc./Cascades USA, Inc., 5.38%, 01/15/2028(b)		13,000	13,140
Cenovus Energy, Inc., 4.25%, 04/15/2027		18,000	14,168

	Principal Amount	Value
Canada–(continued)
Ensign Drilling, Inc., 9.25%, 04/15/2024(b)	$13,000	$3,854
Garda World Security Corp., 9.50%, 11/01/2027(b)	9,000	9,042
GFL Environmental, Inc.,
4.25%, 06/01/2025(b)	3,000	3,022
7.00%, 06/01/2026(b)	3,000	3,145
Mattamy Group Corp., 5.25%, 12/15/2027(b)	12,000	11,325
MEG Energy Corp., 6.50%, 01/15/2025(b)	2,000	1,643
Norbord, Inc., 5.75%, 07/15/2027(b)	19,000	17,425
Parkland Fuel Corp., 6.00%, 04/01/2026(b)	26,000	25,146
Precision Drilling Corp.,
6.50%, 12/15/2021	3,484	2,673
5.25%, 11/15/2024	12,000	4,647
Superior Plus L.P./Superior General Partner, Inc., 7.00%, 07/15/2026(b)	2,000	1,991
Taseko Mines Ltd., 8.75%, 06/15/2022(b)	33,000	17,393
		193,278

France–0.32%
Societe Generale S.A., 7.38% (5 yr. U.S. Swap Rate + 4.30%)(b)(d)(e)	200,000	187,889

Germany–0.35%
Allianz SE, Series DIP, 3.88%(b)(e)	200,000	190,464
Mercer International, Inc., 5.50%, 01/15/2026	14,000	12,513
		202,977

Italy–0.05%
Telecom Italia Capital S.A.,
6.38%, 11/15/2033	8,000	8,658
7.20%, 07/18/2036	21,000	23,705
		32,363

Luxembourg–0.42%
Altice Financing S.A., 7.50%, 05/15/2026(b)	200,000	209,930
Intelsat (Luxembourg) S.A., 7.75%, 06/01/2021	15,000	2,323
Intelsat Connect Finance S.A., 9.50%, 02/15/2023(b)	9,000	1,766
Intelsat Jackson Holdings S.A.,
5.50%, 08/01/2023	23,000	12,612
8.50%, 10/15/2024(b)	29,000	16,971
9.75%, 07/15/2025(b)	7,000	4,096
		247,698

Mexico–0.28%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.38%, 04/17/2025(b)	150,000	154,313
Petroleos Mexicanos, 5.95%, 01/28/2031(b)	10,000	7,293
		161,606

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Targeted Returns Fund

	Principal Amount	Value
Netherlands–0.13%
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
3.15%, 05/01/2027(b)	$3,000	$3,039
3.40%, 05/01/2030(b)	2,000	2,019
Shell International Finance B.V., 2.75%, 04/06/2030	69,000	71,644
		76,702

Saudi Arabia–0.00%
Valaris PLC, 7.75%, 02/01/2026	18,000	1,553

United Kingdom–0.65%
Barclays Bank PLC, 1.81%(e)	20,000	15,600
National Westminster Bank PLC, Series B, 1.88%(e)	100,000	83,000
Royal Bank of Scotland Group PLC (The),
7.50% (5 yr. U.S. Swap Rate + 5.80%)(d)(e)	200,000	191,766
3.77% (3 mo. USD LIBOR + 2.32%)(d)(e)	100,000	88,317
		378,683

United States–8.44%
Adient US LLC,
9.00%, 04/15/2025(b)	4,000	4,190
7.00%, 05/15/2026(b)	10,000	9,997
AES Corp. (The), 5.50%, 04/15/2025	17,000	17,531
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC,
7.50%, 03/15/2026(b)	9,000	9,875
5.88%, 02/15/2028(b)	9,000	9,444
Alliance Data Systems Corp., 4.75%, 12/15/2024(b)	13,000	9,701
AMC Entertainment Holdings, Inc.,
10.50%, 04/15/2025(b)	25,000	22,250
5.75%, 06/15/2025	23,000	5,348
6.13%, 05/15/2027	31,000	7,517
AMC Networks, Inc., 5.00%, 04/01/2024	33,000	32,158
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 05/20/2027	22,000	22,513
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	8,000	8,297
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 09/15/2024	33,000	25,946
5.75%, 01/15/2028(b)	31,000	22,980
Apple, Inc., 3.45%, 02/09/2045	50,000	57,796
Arconic Corp., 6.00%, 05/15/2025(b)	12,000	12,165
Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	5,000	4,221
Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 10.00%, 04/01/2022(b)	27,000	21,229
ASGN, Inc., 4.63%, 05/15/2028(b)	9,000	8,342
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	21,000	20,309
B&G Foods, Inc., 5.25%, 04/01/2025	16,000	16,283
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	6,000	5,423
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	18,000	19,890

	Principal Amount	Value
United States–(continued)
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	$40,000	$40,633
5.75%, 08/15/2027(b)	7,000	7,414
Beazer Homes USA, Inc., 6.75%, 03/15/2025	21,000	18,213
Boeing Co. (The), 5.15%, 05/01/2030	100,000	100,000
Booking Holdings, Inc., 4.50%, 04/13/2027	19,000	20,595
Boyd Gaming Corp.,
6.38%, 04/01/2026	23,000	20,823
6.00%, 08/15/2026	15,000	13,681
Brink’s Co. (The), 4.63%, 10/15/2027(b)	28,000	26,342
California Resources Corp., 8.00%, 12/15/2022(b)	12,000	495
Callon Petroleum Co.,
6.13%, 10/01/2024	14,000	2,783
6.38%, 07/01/2026	6,000	1,003
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	22,000	18,710
Camelot Finance S.A., 4.50%, 11/01/2026(b)	7,000	7,085
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	32,000	29,994
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	11,000	10,530
Carnival Corp., 11.50%, 04/01/2023(b)	26,000	27,227
Castle US Holding Corp., 9.50%, 02/15/2028(b)	2,000	1,889
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	63,000	65,977
5.13%, 05/01/2027(b)	100,000	104,300
4.50%, 08/15/2030(b)	24,000	24,233
Centene Corp.,
5.38%, 06/01/2026(b)	21,000	22,348
5.38%, 08/15/2026(b)	19,000	20,415
4.63%, 12/15/2029(b)	7,000	7,698
CenturyLink, Inc., Series Y, 7.50%, 04/01/2024	33,000	35,977
Chemours Co. (The), 7.00%, 05/15/2025	25,000	23,622
Chesapeake Energy Corp., 11.50%, 01/01/2025(b)	7,000	263
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	28,000	28,516
8.00%, 10/15/2025(b)	8,000	8,158
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	3,000	3,038
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	43,000	36,021
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	37,000	30,703
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	7,000	6,947
Colony Capital, Inc., Conv.,
3.88%, 01/15/2021	1,000	951
5.00%, 04/15/2023	9,000	7,009

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
CommScope, Inc.,
6.00%, 03/01/2026(b)	$ 17,000	$ 17,079
8.25%, 03/01/2027(b)	29,000	27,975
Community Health Systems, Inc.,
9.88%, 06/30/2023(b)(f)	12,000	8,914
6.63%, 02/15/2025(b)	12,000	11,085
8.00%, 03/15/2026(b)	19,000	18,302
Comstock Resources, Inc., 9.75%, 08/15/2026	6,000	5,226
Continental Resources, Inc.,
4.50%, 04/15/2023	19,000	16,993
3.80%, 06/01/2024	2,000	1,655
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(g)	42,000	40,207
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	6,000	4,358
CSC Holdings LLC, 6.75%, 11/15/2021	42,000	44,044
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	25,000	20,480
Dana, Inc.,
5.50%, 12/15/2024	14,000	13,128
5.38%, 11/15/2027	8,000	7,110
DCP Midstream Operating L.P., 5.38%, 07/15/2025	14,000	11,427
Deere & Co., 2.75%, 04/15/2025	100,000	106,559
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	32,000	33,259
8.10%, 07/15/2036(b)	100,000	122,789
Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	13,000	13,338
Diamond Offshore Drilling, Inc., 4.88%, 12/31/2049	12,000	1,396
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	24,000	18,353
6.63%, 08/15/2027(b)	26,000	14,356
DISH DBS Corp., 5.88%, 11/15/2024	44,000	42,550
DISH Network Corp., Conv., 3.38%, 08/15/2026	21,000	17,075
DPL, Inc., 4.35%, 04/15/2029	9,000	8,778
Dun & Bradstreet Corp. (The), 10.25%, 02/15/2027(b)	10,000	10,921
EIG Investors Corp., 10.88%, 02/01/2024	2,000	1,735
Element Solutions, Inc., 5.88%, 12/01/2025(b)	22,000	21,972
Embarq Corp., 8.00%, 06/01/2036	28,000	28,965
Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 01/30/2028(b)	6,000	5,248
Energizer Holdings, Inc.,
6.38%, 07/15/2026(b)	2,000	2,067
7.75%, 01/15/2027(b)	13,000	13,860
EnerSys,
5.00%, 04/30/2023(b)	29,000	29,139
4.38%, 12/15/2027(b)	8,000	7,770
EnLink Midstream Partners L.P., 5.60%, 04/01/2044	11,000	4,495
EnPro Industries, Inc., 5.75%, 10/15/2026	28,000	27,499

	Principal Amount	Value
United States–(continued)
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	$ 9,000	$ 3,054
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	12,000	12,645
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)(h)	39,000	488
EQM Midstream Partners L.P., 5.50%, 07/15/2028	13,000	11,733
EQT Corp.,
6.13%, 02/01/2025	5,000	4,794
3.90%, 10/01/2027	5,000	4,231
7.00%, 02/01/2030	7,000	6,659
Equinix, Inc., 3.20%, 11/18/2029	16,000	16,812
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/2023(b)	6,000	1,148
Expedia Group, Inc., 6.25%, 05/01/2025(b)	3,000	3,064
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	33,000	31,871
Ford Motor Co.,
8.50%, 04/21/2023	120,000	119,250
9.00%, 04/22/2025	7,000	6,843
9.63%, 04/22/2030	22,000	21,670
4.75%, 01/15/2043	11,000	7,095
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	57,000	53,911
Frontier Communications Corp.,
10.50%, 09/15/2022(h)	48,000	15,084
11.00%, 09/15/2025(h)	32,000	10,110
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	29,000	28,118
Genesis Energy L.P./Genesis Energy Finance Corp.,
5.63%, 06/15/2024	5,000	4,262
6.25%, 05/15/2026	25,000	21,052
7.75%, 02/01/2028	12,000	10,238
Gray Television, Inc., 7.00%, 05/15/2027(b)	17,000	17,201
Gulfport Energy Corp.,
6.63%, 05/01/2023	8,000	4,376
6.00%, 10/15/2024	40,000	20,150
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	43,000	37,393
Hanesbrands, Inc., 5.38%, 05/15/2025(b)	34,000	34,000
HCA, Inc.,
5.88%, 02/15/2026	20,000	22,300
5.38%, 09/01/2026	14,000	15,243
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	21,000	19,818
Hertz Corp. (The),
7.63%, 06/01/2022(b)	7,000	2,704
7.13%, 08/01/2026(b)	9,000	1,865
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	50,000	54,401
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	10,000	5,246
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	11,000	8,383

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                        Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	$ 24,000	$ 23,459
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	5,000	4,572
Howmet Aerospace, Inc., 6.88%, 05/01/2025	7,000	7,166
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	26,000	27,119
iHeartCommunications, Inc., 8.38%, 05/01/2027	29,000	24,350
IRB Holding Corp., 6.75%, 02/15/2026(b)	37,000	30,973
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	42,000	42,088
Iron Mountain, Inc., 5.25%, 03/15/2028(b)	10,000	9,821
iStar, Inc., 4.75%, 10/01/2024	31,000	26,046
J. C. Penney Corp., Inc.,
8.63%, 03/15/2025(b)	50,000	4,500
6.38%, 10/15/2036	50,000	3,000
7.40%, 04/01/2037	50,000	3,000
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	40,000	39,084
JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	49,000	49,858
Kaiser Aluminum Corp., 6.50%, 05/01/2025(b)	8,000	8,180
KB Home, 4.80%, 11/15/2029	21,000	19,766
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	50,000	42,193
Keurig Dr Pepper, Inc., 3.20%, 05/01/2030	26,000	27,793
Koppers, Inc., 6.00%, 02/15/2025(b)	26,000	21,286
Kraft Heinz Foods Co., 5.00%, 06/04/2042	13,000	13,231
L Brands, Inc., 6.88%, 11/01/2035	36,000	26,671
Laredo Petroleum, Inc., 10.13%, 01/15/2028	5,000	2,068
Lennar Corp.,
4.75%, 11/15/2022	29,000	29,709
5.25%, 06/01/2026	14,000	14,659
Level 3 Financing, Inc., 5.25%, 03/15/2026	22,000	22,652
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	21,000	19,669
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	19,000	18,521
4.63%, 12/15/2027(b)	7,000	6,659
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	23,000	22,971
Mattel, Inc., 6.75%, 12/31/2025(b)	19,000	19,384
Meredith Corp., 6.88%, 02/01/2026	44,000	37,655
Meritage Homes Corp., 6.00%, 06/01/2025	26,000	26,710
MGM Resorts International,
6.75%, 05/01/2025	14,000	13,792
4.63%, 09/01/2026	30,000	27,024
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	24,000	16,816
Moog, Inc., 4.25%, 12/15/2027(b)	10,000	9,437

	Principal Amount	Value
United States–(continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	$ 22,000	$ 19,744
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	47,000	48,236
MTS Systems Corp., 5.75%, 08/15/2027(b)	20,000	18,692
Mueller Industries, Inc., 6.00%, 03/01/2027	40,000	37,084
Murphy Oil USA, Inc., 5.63%, 05/01/2027	19,000	19,696
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	3,000	2,573
Navient Corp.,
7.25%, 01/25/2022	30,000	29,533
7.25%, 09/25/2023	16,000	15,420
5.00%, 03/15/2027	12,000	10,179
Netflix, Inc.,
5.88%, 11/15/2028	28,000	31,794
5.38%, 11/15/2029(b)	9,000	9,926
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	27,000	17,711
NIKE, Inc., 2.85%, 03/27/2030	46,000	50,027
Nordstrom, Inc., 8.75%, 05/15/2025(b)	13,000	13,961
Novelis Corp., 4.75%, 01/30/2030(b)	12,000	10,736
NRG Energy, Inc.,
6.63%, 01/15/2027	19,000	20,371
5.25%, 06/15/2029(b)	15,000	16,138
NuStar Logistics L.P., 6.00%, 06/01/2026	17,000	15,614
Oasis Petroleum, Inc., 6.88%, 01/15/2023	6,000	818
Occidental Petroleum Corp.,
2.70%, 08/15/2022	21,000	18,375
3.20%, 08/15/2026	25,000	18,125
6.20%, 03/15/2040	12,000	8,640
4.10%, 02/15/2047	17,000	10,285
OI European Group B.V., 4.00%, 03/15/2023(b)	13,000	12,640
Olin Corp., 5.63%, 08/01/2029	29,000	26,344
Oracle Corp., 2.95%, 04/01/2030	14,000	15,337
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 8.50%, 05/15/2027(b)	18,000	15,339
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	26,000	26,497
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	5,000	4,519
4.13%, 02/15/2028(b)	4,000	3,305
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(b)	11,000	7,900
PDC Energy, Inc., 5.75%, 05/15/2026	3,000	2,307
Penske Automotive Group, Inc., 5.50%, 05/15/2026	48,000	44,583
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	15,000	15,249
Pitney Bowes, Inc., 5.70%, 04/01/2023	5,000	4,118
PolyOne Corp., 5.75%, 05/15/2025(b)	10,000	10,131

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                        Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Post Holdings, Inc.,
5.63%, 01/15/2028(b)	$15,000	$15,332
4.63%, 04/15/2030(b)	12,000	11,835
Presidio Holdings, Inc., 8.25%, 02/01/2028(b)	2,000	1,986
Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.75%, 04/15/2026(b)	8,000	7,920
QEP Resources, Inc., 5.63%, 03/01/2026	15,000	4,932
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	23,000	12,405
Reynolds Group Issuer, Inc./LLC, 7.00%, 07/15/2024(b)	44,000	44,370
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	15,000	15,281
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	36,000	35,903
Scientific Games International, Inc.,
8.25%, 03/15/2026(b)	6,000	4,558
7.00%, 05/15/2028(b)	10,000	7,246
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024(b)	24,000	24,610
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	16,000	14,963
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)	3,000	3,119
SM Energy Co., 6.63%, 01/15/2027	11,000	2,961
Southwestern Energy Co.,
7.50%, 04/01/2026	8,000	7,214
7.75%, 10/01/2027	17,000	14,900
Spectrum Brands, Inc., 5.75%, 07/15/2025	42,000	42,157
Spirit AeroSystems, Inc.,
7.50%, 04/15/2025(b)	9,000	8,910
4.60%, 06/15/2028	7,000	5,565
Sprint Capital Corp., 8.75%, 03/15/2032	6,000	8,458
Sprint Communications, Inc., 11.50%, 11/15/2021	47,000	52,736
Sprint Corp., 7.88%, 09/15/2023	26,000	29,380
Standard Industries, Inc., 6.00%, 10/15/2025(b)	28,000	29,015
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	44,000	33,825
Sysco Corp., 5.65%, 04/01/2025	10,000	11,218
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	16,000	14,500
5.88%, 04/15/2026	17,000	15,167
5.50%, 03/01/2030(b)	3,000	2,567
Target Corp., 2.65%, 09/15/2030	11,000	11,803
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	22,000	20,061
5.75%, 01/15/2028(b)	10,000	9,121
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	29,000	28,311
Tenet Healthcare Corp., 7.50%, 04/01/2025(b)	5,000	5,403
Tenneco, Inc., 5.00%, 07/15/2026	17,000	7,713

	Principal Amount		Value
United States–(continued)
Titan International, Inc., 6.50%, 11/30/2023	$55,000		$25,839
T-Mobile USA, Inc., 6.50%, 01/15/2026	61,000		64,639
Transocean, Inc.,
8.00%, 02/01/2027(b)	6,000		2,370
7.50%, 04/15/2031	25,000		6,344
Triumph Group, Inc., 7.75%, 08/15/2025	50,000		32,802
United Rentals North America, Inc.,
5.50%, 07/15/2025	42,000		42,743
6.50%, 12/15/2026	13,000		13,548
5.25%, 01/15/2030	8,000		8,057
US Foods, Inc., 5.88%, 06/15/2024(b)	23,000		22,027
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	2,000		2,075
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	6,000		5,653
3.75%, 02/15/2027(b)	6,000		5,608
4.13%, 08/15/2030(b)	6,000		5,488
Walmart, Inc., 2.65%, 12/15/2024	100,000		107,768
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	22,000		21,908
Western Midstream Operating L.P.,
3.10%, 02/01/2025	7,000		6,423
4.75%, 08/15/2028	14,000		12,403
Whiting Petroleum Corp.,
5.75%, 03/15/2021(h)	10,000		1,057
6.25%, 04/01/2023(h)	21,000		2,179
6.63%, 01/15/2026(h)	13,000		1,382
1.25%, 12/31/2049(h)	2,000		200
William Carter Co. (The), 5.63%, 03/15/2027(b)	14,000		14,274
WPX Energy, Inc.,
5.75%, 06/01/2026	9,000		8,209
5.25%, 10/15/2027	2,000		1,749
4.50%, 01/15/2030	2,000		1,640
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)	28,000		24,448
Yum! Brands, Inc., 7.75%, 04/01/2025(b)	6,000		6,556
			4,950,980
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,221,207)			6,670,903

U.S. Treasury Securities–0.73%
U.S. Treasury Inflation — Indexed Bonds–0.13%
0.75%, 07/15/2028	68,248	(i)	75,685

U.S. Treasury Inflation — Indexed Notes–0.21%
0.13%, 01/15/2023	123,584	(i)	123,261

U.S. Treasury Notes–0.39%
2.88%, 11/15/2021	186,081		187,379
1.13%, 02/28/2027	40,352		41,619
			228,998
Total U.S. Treasury Securities (Cost $418,265)			427,944

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                        Invesco Global Targeted Returns Fund

	Principal Amount	Value
Asset-Backed Securities–0.04%
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b) (Cost $24,958)	$24,958	$23,790
	Shares
Money Market Funds–27.46%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(j)(k)	2,293,616	2,293,616
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(j)(k)	1,729,828	1,730,866
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class, 0.73%(j)(k)	9,468,242	9,468,242

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 0.10%(j)(k)	2,621,276	$2,621,276
Total Money Market Funds (Cost $16,112,780)		16,114,000
Options Purchased – 5.92%
(Cost $1,706,438)(l)		3,474,782
TOTAL INVESTMENTS IN SECURITIES—86.69% (Cost $51,197,725)		50,869,958
OTHER ASSETS LESS LIABILITIES–13.31%		7,811,652
NET ASSETS–100.00%		$58,681,610

Investment Abbreviations:

ADR	- American Depositary Receipt
Conv.	- Convertible
DIP	- Debtor-in-Possession
EGP	- Egypt Pound
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
MXN	- Mexican Peso
NVDR	- Non-Voting Depositary Receipt
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
RUB	- Russian Ruble
USD	- U.S. Dollar
ZAR	- South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $7,782,466, which represented 13.26% of the Fund’s Net Assets.

(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2020.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. Rate shown is the rate in effect on April 30, 2020.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at April 30, 2020 was $30,500, which represented less than 1% of the Fund’s Net Assets.

(i)	Principal amount of security and interest payments are adjusted for inflation.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,244,358	$11,721,241	$(13,671,983)	$-	$-	$2,293,616	$18,807
Invesco Liquid Assets Portfolio, Institutional Class	3,033,274	8,687,065	(9,988,362)	403	(1,514)	1,730,866	16,541
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	7,777,988	10,293,175	(8,602,921)	-	-	9,468,242	42,692
Invesco Treasury Portfolio, Institutional Class	4,850,694	13,395,704	(15,625,122)	-	-	2,621,276	20,986
Total	$19,906,314	$44,097,185	$(47,888,388)	$403	$(1,514)	$16,114,000	$99,026

(k)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.
(l)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased(a)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
FTSE 100 Index	Call	UBS AG	06/19/2020	9	GBP 6,000.00	GBP 5,400,000	$20,537
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	10	USD 3,040.00	USD 3,040,000	81,358
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	14	USD 3,040.00	USD 4,256,000	113,900
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	11	USD 3,060.00	USD 3,366,000	76,465
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	11	USD 3,060.00	USD 3,366,000	76,465
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	13	USD 3,060.00	USD 3,978,000	90,368
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	13	USD 3,060.00	USD 3,978,000	90,368
S&P 500 Index	Call	UBS AG	07/17/2020	9	USD 3,150.00	USD 2,835,000	33,901
Subtotal – Index Call Options Purchased				90			583,362
Equity Risk
S&P 500 Index	Put	UBS AG	07/17/2020	9	USD 2,725.00	USD 2,452,500	93,178
Total Index Options Purchased				99			$676,540

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value
Currency Risk
EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	10/09/2020	SEK 11.20	EUR 298,592	$2,111
EUR versus USD	Call	Citibank, N.A.	06/04/2020	USD 1.15	EUR 120,000	33
EUR versus USD	Call	Citibank, N.A.	10/16/2020	USD 1.15	EUR 2,761,223	13,005
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	10/16/2020	USD 1.15	EUR 263,872	1,243
USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD 7.90	USD 174,884	113
USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD 7.90	USD 172,272	111
USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD 7.90	USD 174,883	112
USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD 7.90	USD 670,323	431
USD versus HKD	Call	HSBC Bank USA, N.A.	09/14/2020	HKD 7.90	USD 3,486,746	2,280
USD versus HKD	Call	HSBC Bank USA, N.A.	09/14/2020	HKD 7.90	USD 174,013	114
USD versus ZAR	Call	UBS AG	04/30/2021	ZAR 21.50	USD 119,772	4,461
USD versus ZAR	Call	UBS AG	04/30/2021	ZAR 21.50	USD 244,149	9,093
Subtotal – Foreign Currency Call Options Purchased						33,107
Currency Risk
EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	10/09/2020	SEK 10.30	EUR 7,575,201	37,082
Total Foreign Currency Options Purchased						$70,189

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
Interest Rate Risk
10 Year Interest Rate Swaption	Call	Bank of America, N.A.	3.10%	Receive	3 Month USD LIBOR	Quarterly	03/01/2029	3,480,522	$744,940
10 Year Interest Rate Swaption	Call	Bank of America, N.A.	2.43	Receive	3 Month USD LIBOR	Quarterly	07/24/2029	1,450,639	234,871
10 Year Interest Rate Swaption	Call	Citibank, N.A.	3.03	Receive	3 Month USD LIBOR	Quarterly	02/21/2029	1,564,079	325,317
10 Year Interest Rate Swaption	Call	Morgan Stanley and Co. International PLC	2.97	Receive	3 Month USD LIBOR	Quarterly	02/20/2029	1,551,650	315,485
10 Year Interest Rate Swaption	Call	Morgan Stanley and Co. International PLC	2.05	Receive	3 Month USD LIBOR	Quarterly	09/17/2029	1,002,390	135,050
10 Year Interest Rate Swaption	Call	Societe Generale	2.99	Receive	3 Month USD LIBOR	Quarterly	02/20/2029	4,730,100	972,164
Subtotal – Interest Rate Call Swaptions Purchased									2,727,827
Interest Rate Risk
5 Year Interest Rate Swaption	Put	Barclays Bank PLC	1.72	Pay	3 Month USD LIBOR	Quarterly	12/02/2020	4,521,000	201
5 Year Interest Rate Swaption	Put	Barclays Bank PLC	1.59	Pay	3 Month USD LIBOR	Quarterly	02/04/2021	154,000	25
Subtotal – Interest Rate Put Swaptions Purchased									226
Total Interest Rate Swaptions Purchased									2,728,053

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.

Open Over-The-Counter Index Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)
Equity Risk
S&P 500 Index	Call	Goldman Sachs International	05/22/2020	6	USD 2,900.00	$(94,834)	USD 1,740,000	$(94,834)	$-
S&P 500 Index	Call	Goldman Sachs International	05/22/2020	6	USD 2,900.00	(94,834)	USD 1,740,000	(94,834)	-
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	6	USD 2,920.00	(87,307)	USD 1,752,000	(85,231)	2,076
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	6	USD 2,920.00	(87,307)	USD 1,752,000	(85,231)	2,076
		Goldman Sachs
S&P 500 Index	Call	International	07/17/2020	6	USD 2,920.00	(95,586)	USD 1,752,000	(85,231)	10,355
S&P 500 Index	Call	Goldman Sachs International	07/17/2020	6	USD 2,920.00	(95,587)	USD 1,752,000	(85,231)	10,356
S&P 500 Index	Call	UBS AG	07/17/2020	9	USD 2,860.00	(118,800)	USD 2,574,000	(161,845)	(43,045)
Subtotal – Index Call Options Written				45		(674,255)		(692,437)	(18,182)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written(a) – (continued)

Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)
Equity Risk
S&P 500 Index	Put	Goldman Sachs International	05/22/2020	3	USD 2,460.00	$(8,944)	USD 738,000	$(8,944)	$–
S&P 500 Index	Put	Goldman Sachs International	05/22/2020	3	USD 2,460.00	(8,944)	USD 738,000	(8,944)	–
S&P 500 Index	Put	Goldman Sachs International	06/19/2020	3	USD 2,480.00	(8,599)	USD 744,000	(10,309)	(1,710)
S&P 500 Index	Put	Goldman Sachs International	06/19/2020	3	USD 2,480.00	(8,718)	USD 744,000	(10,309)	(1,591)
S&P 500 Index	Put	Goldman Sachs International	06/19/2020	3	USD 2,480.00	(8,599)	USD 744,000	(10,309)	(1,710)
S&P 500 Index	Put	Goldman Sachs International	06/19/2020	3	USD 2,480.00	(8,718)	USD 744,000	(10,309)	(1,591)
S&P 500 Index	Put	UBS AG	07/17/2020	9	USD 2,450.00	(108,762)	USD 2,205,000	(46,195)	62,567
Subtotal – Index Put Options Written				27		(161,284)		(105,319)	55,965
Total – Index Options Written				72		$(835,539)		$(797,756)	$37,783

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
EUR versus SEK	Call	J.P. Morgan Chase Bank, N.A.	10/09/2020	SEK 11.20	$(62,201)	EUR 3,787,600	$(26,784)	$35,417
EUR versus USD	Call	Barclays Bank PLC	10/16/2020	USD 1.15	(1,878)	EUR 131,936	(621)	1,257
EUR versus USD	Call	Societe Generale	10/16/2020	USD 1.15	(46,704)	EUR 2,893,159	(13,627)	33,077
USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD 7.90	(702)	USD 295,457	(190)	512
USD versus HKD	Call	HSBC Bank USA, N.A.	09/09/2020	HKD 7.90	(173)	USD 329,642	(212)	(39)
Subtotal – Foreign Currency Call Options Written					(111,658)		(41,434)	70,224
Currency Risk
EUR versus SEK	Put	J.P. Morgan Chase Bank, N.A.	10/09/2020	SEK 10.30	(7,529)	EUR 597,185	(2,923)	4,606
Total – Foreign Currency Options Written					$(119,187)		$(44,357)	$74,830

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
10 Year Interest Rate Swaption	Call	Bank of America, N.A.	1.54%	3 Month USD LIBOR	Receive	Quarterly	02/27/2030	$(54,796)	$869,769	$(89,024)	$(34,228)
10 Year Interest Rate Swaption	Call	Societe Generale	1.70	3 Month USD LIBOR	Receive	Quarterly	08/15/2029	(127,573)	1,928,776	(213,686)	(86,113)
Total Open Over-The-Counter Interest Rate Swaptions Written								$(182,369)		$(302,710)	$(120,341)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                        Invesco Global Targeted Returns Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	10	June-2020	$1,451,200	$87,180	$87,180
EURO STOXX 600 Index	167	June-2020	3,086,411	549,338	549,338
Hang Seng China Enterprises Index	26	May-2020	1,673,860	46,919	46,919
Nikkei 225 Index	23	June-2020	2,155,547	82,360	82,360
Subtotal				765,797	765,797
Interest Rate Risk
Euro Bobl	1	June-2020	148,981	(384)	(384)
Euro Bund	2	June-2020	382,298	(2,038)	(2,038)
Euro Buxl 30 Year Bonds	3	June-2020	720,631	(4,011)	(4,011)
Short-Term Euro-BTP	35	June-2020	4,271,183	11,373	11,373
U.S. Treasury Ultra Bonds	17	June-2020	3,821,281	246,286	246,286
Subtotal				251,226	251,226
Subtotal–Long Futures Contracts				1,017,023	1,017,023
Short Futures Contracts
Equity Risk
E-Mini Russell 2000 Index	74	June-2020	(4,834,790)	(612,382)	(612,382)
EURO STOXX 50 Index	149	June-2020	(4,713,939)	(805,723)	(805,723)
EURO STOXX 600 Index	68	June-2020	(866,269)	(196,327)	(196,327)
FTSE 100 Index	22	June-2020	(1,630,674)	(208,259)	(208,259)
FTSE UK Mid Cap Tradable Plus Index	18	June-2020	(794,771)	(142,404)	(142,404)
MSCI AC Asia ex Japan Index	90	June-2020	(4,079,529)	(270,384)	(270,384)
MSCI World Index	38	June-2020	(2,298,240)	(372,347)	(372,347)
SGX Nifty 50 Index	65	May-2020	(1,272,050)	(50,008)	(50,008)
Swiss Market Index	5	June-2020	(498,472)	(85,719)	(85,719)
Subtotal				(2,743,553)	(2,743,553)
Interest Rate Risk
Euro OAT	19	June-2020	(3,515,233)	64,705	64,705
Euro-Schatz	40	June-2020	(4,922,337)	(5,761)	(5,761)
Long Gilt	5	June-2020	(867,166)	(22,747)	(22,747)
U.S. Treasury 2 Year Notes	4	June-2020	(881,719)	(14,125)	(14,125)
U.S. Treasury 5 Year Notes	2	June-2020	(250,969)	(8,781)	(8,781)
U.S. Treasury 10 Year Notes	3	June-2020	(417,188)	(20,016)	(20,016)
U.S. Treasury Long Bonds	1	June-2020	(181,031)	(15,539)	(15,539)
Subtotal				(22,264)	(22,264)
Subtotal–Short Futures Contracts				(2,765,817)	(2,765,817)
Total Futures Contracts				$(1,748,794)	$(1,748,794)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                        Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Index, Series 32, Version 1	Buy	(1.00)%	Quarterly	12/20/2024	0.803%	EUR 7,852,694	$–	$–	$–
Markit iTraxx Europe Crossover Index, Series 32, Version 1	Sell	5.00	Quarterly	12/20/2024	4.729	EUR 200,000	–	–	–
Markit CDX North America Investment Grade Index, Series 33, Version 1	Sell	1.00	Quarterly	12/20/2024	0.846	USD 175,000	–	–	–
Markit iTraxx Europe Crossover Index, Series 32, Version 1	Buy	(5.00)	Quarterly	12/20/2024	4.729	EUR 250,000	(6,679)	(588)	6,091
Markit CDX North America Investment Grade Index, Series 33, Version 1	Buy	(1.00)	Quarterly	12/20/2024	0.846	USD 175,000	(3,781)	(1,217)	2,564
Markit iTraxx Europe Index, Series 32, Version 1	Sell	1.00	Quarterly	12/20/2024	0.803	EUR 8,002,694	(571)	1,488	2,059
Markit iTraxx Europe Index, Series 32, Version 1	Sell	1.00	Quarterly	06/20/2025	0.806	EUR 11,059,000	39,911	119,584	79,673
Markit CDX North America Investment Grade Index, Series 34, Version 1	Sell	1.00	Quarterly	06/20/2025	0.872	USD 5,944,000	(30,326)	37,756	68,082
Subtotal - Appreciations							(1,446)	157,023	158,469
Credit Risk
Markit iTraxx Europe Crossover Index, Series 33, Version 1	Buy	(5.00)	Quarterly	06/20/2025	4.912%	EUR 150,000	1,602	(620)	(2,222)
Markit CDX North America High Yield Index, Series 33, Version 1	Sell	5.00	Quarterly	12/20/2024	6.563%	USD 936,880	82,911	(54,736)	(137,647)
Subtotal - Depreciation							84,513	(55,356)	(139,869)
Total Centrally Cleared Credit Default Swap Agreements							$83,067	$101,667	$18,600

(a)

Implied credit spreads represent the current level, as of April 30, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	6 Month EUR LIBOR	Semi-Annually	0.472%	Semi-Annually	09/18/2024	EUR 384,000	$–	$ 1	$ 1
Receive	6 Month EUR LIBOR	Semi-Annually	(0.192)	Semi-Annually	06/17/2025	EUR 272,000	–	3	3
Receive	6 Month EUR LIBOR	Semi-Annually	(0.112)	Semi-Annually	01/02/2025	EUR 231,000	–	3	3
Pay	6 Month EUR LIBOR	Semi-Annually	0.310	Semi-Annually	09/18/2024	EUR 6,031,000	–	15	15
Pay	6 Month EUR LIBOR	Semi-Annually	0.127	Semi-Annually	06/17/2025	EUR 3,348,000	–	25	25
Receive	6 Month EUR LIBOR	Semi-Annually	(0.079)	Semi-Annually	03/18/2030	EUR 5,338,000	–	28	28
Pay	6 Month EUR LIBOR	Semi-Annually	0.400	Semi-Annually	12/18/2024	EUR 755,000	–	38	38
Pay	6 Month EUR LIBOR	Semi-Annually	0.200	Semi-Annually	06/19/2040	EUR 283,550	–	946	946
Pay	6 Month EUR LIBOR	Semi-Annually	0.190	Semi-Annually	06/19/2040	EUR 283,550	–	1,265	1,265
Receive	28 Day MXN TIIE	28 Day	(6.925)	28 Day	06/16/2021	MXN 1,500,000	–	1,319	1,319
Receive	6 Month EUR LIBOR	Semi-Annually	(0.241)	Semi-Annually	06/17/2025	EUR 346,000	–	1,617	1,617
Pay	6 Month EUR LIBOR	Semi-Annually	0.168	Semi-Annually	06/19/2040	EUR 283,550	–	1,984	1,984
Receive	6 Month EUR LIBOR	Semi-Annually	(0.192)	Semi-Annually	06/17/2025	EUR 272,000	–	2,015	2,015
Receive	6 Month AUD BBSW	Semi-Annually	(1.445)	Semi-Annually	06/18/2030	AUD 609,105	–	2,024	2,024
Receive	6 Month AUD BBSW	Semi-Annually	(1.445)	Semi-Annually	06/18/2030	AUD 609,104	–	2,024	2,024
Receive	6 Month AUD BBSW	Semi-Annually	(1.452)	Semi-Annually	06/18/2030	AUD 609,105	–	2,164	2,164
Receive	6 Month AUD BBSW	Semi-Annually	(1.452)	Semi-Annually	06/18/2030	AUD 609,104	–	2,164	2,164

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                        Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.180)%	Semi-Annually	12/18/2024	EUR 269,000	$–	$ 2,182	$ 2,182
Pay	6 Month EUR LIBOR	Semi-Annually	0.472	Semi-Annually	09/18/2024	EUR 384,000	–	2,187	2,187
Receive	6 Month AUD BBSW	Semi-Annually	(1.460)	Semi-Annually	06/18/2030	AUD 609,104	–	2,304	2,304
Receive	6 Month AUD BBSW	Semi-Annually	(1.460)	Semi-Annually	06/18/2030	AUD 609,105	–	2,304	2,304
Pay	6 Month EUR LIBOR	Semi-Annually	0.400	Semi-Annually	12/18/2024	EUR 755,000	–	2,451	2,451
Receive	6 Month EUR LIBOR	Semi-Annually	(0.112)	Semi-Annually	01/02/2025	EUR 231,000	–	2,708	2,708
Receive	6 Month AUD BBSW	Semi-Annually	(1.482)	Semi-Annually	06/18/2030	AUD 612,016	–	2,729	2,729
Receive	3 Month USD LIBOR	Quarterly	(0.863)	Quarterly	11/15/2045	USD 829,000	–	8,853	8,853
Receive	6 Month EUR LIBOR	Semi-Annually	(1.024)	Semi-Annually	06/20/2040	EUR 50,000	–	11,074	11,074
Receive	6 Month EUR LIBOR	Semi-Annually	(0.900)	Semi-Annually	03/20/2030	EUR 150,000	–	17,776	17,776
Pay	6 Month EUR LIBOR	Semi-Annually	0.190	Semi-Annually	06/19/2040	EUR 4,820,350	–	21,513	21,513
Receive	3 Month USD LIBOR	Quarterly	(1.151)	Quarterly	06/30/2045	USD 335,402	–	26,272	26,272
Receive	3 Month USD LIBOR	Quarterly	(1.155)	Quarterly	06/30/2045	USD 335,402	–	26,516	26,516
Receive	3 Month USD LIBOR	Quarterly	(1.167)	Quarterly	06/30/2045	USD 335,402	–	27,516	27,516
Receive	3 Month USD LIBOR	Quarterly	(1.903)	Quarterly	02/13/2040	USD 541,828	–	47,043	47,043
Receive	6 Month EUR LIBOR	Semi-Annually	(0.079)	Semi-Annually	03/18/2030	EUR 5,338,000	–	51,914	51,914
Pay	6 Month EUR LIBOR	Semi-Annually	0.290	Semi-Annually	03/12/2030	EUR 11,253,000	–	150,514	150,514
Subtotal – Appreciation							–	423,491	423,491
Interest Rate Risk
Pay	3 Month USD LIBOR	Quarterly	1.167	Quarterly	11/15/2045	USD 335,402	–	(27,865)	(27,865)
Pay	3 Month USD LIBOR	Quarterly	1.167	Quarterly	06/30/2045	USD 335,402	–	(27,516)	(27,516)
Pay	3 Month USD LIBOR	Quarterly	1.156	Quarterly	11/15/2045	USD 335,402	–	(26,971)	(26,971)
Pay	3 Month USD LIBOR	Quarterly	1.155	Quarterly	11/15/2045	USD 335,402	–	(26,851)	(26,851)
Pay	3 Month USD LIBOR	Quarterly	1.151	Quarterly	11/15/2045	USD 335,402	–	(26,604)	(26,604)
Pay	3 Month USD LIBOR	Quarterly	1.155	Quarterly	06/30/2045	USD 335,402	–	(26,516)	(26,516)
Pay	3 Month USD LIBOR	Quarterly	1.151	Quarterly	06/30/2045	USD 335,402	–	(26,272)	(26,272)
Pay	3 Month USD LIBOR	Quarterly	0.942	Quarterly	11/15/2045	USD 732,369	–	(21,508)	(21,508)
Pay	3 Month USD LIBOR	Quarterly	1.031	Quarterly	11/15/2045	USD 365,343	–	(18,516)	(18,516)
Pay	3 Month USD LIBOR	Quarterly	1.000	Quarterly	11/15/2045	USD 362,456	–	(15,694)	(15,694)
Pay	3 Month USD LIBOR	Quarterly	0.999	Quarterly	11/15/2045	USD 362,858	–	(15,640)	(15,640)
Pay	3 Month USD LIBOR	Quarterly	0.924	Quarterly	11/15/2045	USD 536,644	–	(13,497)	(13,497)
Pay	6 Month EUR LIBOR	Semi-Annually	0.310	Semi-Annually	09/18/2024	EUR 6,031,000	–	(13,318)	(13,318)
Receive	3 Month USD LIBOR	Quarterly	(0.668)	Quarterly	11/15/2045	USD 331,467	–	(11,853)	(11,853)
Pay	6 Month EUR LIBOR	Semi-Annually	0.127	Semi-Annually	06/17/2025	EUR 780,000	–	(8,579)	(8,579)
Pay	3 Month USD LIBOR	Quarterly	0.875	Quarterly	11/15/2045	USD 596,000	–	(8,103)	(8,103)
Pay	3 Month USD LIBOR	Quarterly	0.919	Quarterly	11/15/2045	USD 289,420	–	(6,941)	(6,941)
Pay	3 Month USD LIBOR	Quarterly	0.874	Quarterly	11/15/2045	USD 500,104	–	(6,698)	(6,698)
Pay	3 Month USD LIBOR	Quarterly	0.906	Quarterly	11/15/2045	USD 293,188	–	(6,116)	(6,116)
Pay	3 Month USD LIBOR	Quarterly	0.864	Quarterly	11/15/2045	USD 536,644	–	(5,821)	(5,821)
Receive	6 Month AUD BBSW	Semi-Annually	(1.135)	Semi-Annually	06/18/2030	AUD 609,104	–	(3,774)	(3,774)
Receive	6 Month AUD BBSW	Semi-Annually	(1.164)	Semi-Annually	06/18/2030	AUD 609,104	–	(3,236)	(3,236)
Receive	6 Month AUD BBSW	Semi-Annually	(1.255)	Semi-Annually	06/18/2030	AUD 1,218,209	–	(3,059)	(3,059)
Receive	6 Month AUD BBSW	Semi-Annually	(1.183)	Semi-Annually	06/18/2030	AUD 609,104	–	(2,886)	(2,886)
Receive	6 Month AUD BBSW	Semi-Annually	(1.183)	Semi-Annually	06/18/2030	AUD 609,105	–	(2,886)	(2,886)
Receive	6 Month AUD BBSW	Semi-Annually	(1.198)	Semi-Annually	06/18/2030	AUD 609,105	–	(2,605)	(2,605)
Receive	6 Month AUD BBSW	Semi-Annually	(1.202)	Semi-Annually	06/18/2030	AUD 609,105	–	(2,511)	(2,511)
Receive	3 Month USD LIBOR	Quarterly	(0.808)	Quarterly	12/10/2020	USD 1,004,641	–	(2,326)	(2,326)
Receive	3 Month USD LIBOR	Quarterly	(0.808)	Quarterly	11/15/2045	USD 948,263	–	(2,285)	(2,285)
Receive	6 Month AUD BBSW	Semi-Annually	(1.237)	Semi-Annually	06/18/2030	AUD 609,104	–	(1,857)	(1,857)
Receive	6 Month AUD BBSW	Semi-Annually	(1.245)	Semi-Annually	06/18/2030	AUD 609,104	–	(1,717)	(1,717)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                        Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements—(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	0.901%	Quarterly	11/15/2045	USD	85,784	$—	$(1,700)	$(1,700)
Receive	6 Month AUD BBSW	Semi-Annually	(1.247)	Semi-Annually	06/18/2030	AUD	609,104	—	(1,670)	(1,670)
Receive	6 Month AUD BBSW	Semi-Annually	(1.247)	Semi-Annually	06/18/2030	AUD	609,104	—	(1,670)	(1,670)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.534)	Semi-Annually	09/18/2024	EUR	189,000	—	(1,645)	(1,645)
Receive	6 Month AUD BBSW	Semi-Annually	(1.260)	Semi-Annually	06/18/2030	AUD	609,105	—	(1,436)	(1,436)
Receive	3 Month USD LIBOR	Quarterly	(0.784)	Quarterly	11/15/2045	USD	51,000	—	(413)	(413)
Receive	3 Month USD LIBOR	Quarterly	(0.815)	Quarterly	11/15/2045	USD	330,096	—	(269)	(269)
Pay	6 Month EUR LIBOR	Semi-Annually	0.290	Semi-Annually	12/03/2030	EUR	11,253,000	—	(35)	(35)
Pay	6 Month EUR LIBOR	Semi-Annually	0.190	Semi-Annually	06/19/2040	EUR	4,820,350	—	(17)	(17)
Pay	6 Month EUR LIBOR	Semi-Annually	0.168	Semi-Annually	06/19/2040	EUR	283,550	—	(1)	(1)
Pay	6 Month EUR LIBOR	Semi-Annually	0.190	Semi-Annually	06/19/2040	EUR	283,550	—	(1)	(1)
Pay	6 Month EUR LIBOR	Semi-Annually	0.200	Semi-Annually	06/19/2040	EUR	283,550	—	(1)	(1)
Subtotal – Depreciation								—	(378,879)	(378,879)
Total Centrally Cleared Interest Rate Swap Agreements								$—	$44,612	$44,612
Open Centrally Cleared Inflation Rate Swap Agreements
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	United Kingdom RPI	At Maturity	(3.53)%	At Maturity	12/15/2029	GBP	2,000,000	$—	$112,688	$112,688
Receive	United Kingdom RPI	At Maturity	(3.63)	At Maturity	01/15/2027	GBP	885,159	—	80,700	80,700
Receive	United Kingdom RPI	At Maturity	(3.41)	At Maturity	05/15/2027	GBP	1,022,000	—	59,951	59,951
Receive	United Kingdom RPI	At Maturity	(3.64)	At Maturity	01/15/2027	GBP	644,420	—	58,973	58,973
Receive	United Kingdom RPI	At Maturity	(3.63)	At Maturity	01/15/2027	GBP	644,421	—	58,420	58,420
Receive	United Kingdom RPI	At Maturity	(3.25)	At Maturity	07/15/2025	GBP	681,299	—	42,928	42,928
Receive	United Kingdom RPI	At Maturity	(3.39)	At Maturity	02/15/2028	GBP	499,000	—	13,987	13,987
Receive	United Kingdom RPI	At Maturity	(3.11)	At Maturity	06/15/2026	GBP	1,196,950	—	7,541	7,541
Receive	United Kingdom RPI	At Maturity	(3.76)	At Maturity	09/15/2029	GBP	71,000	—	7,424	7,424
Receive	United Kingdom RPI	At Maturity	(3.76)	At Maturity	09/15/2029	GBP	71,000	—	7,424	7,424
Receive	United Kingdom RPI	At Maturity	(3.75)	At Maturity	09/15/2029	GBP	71,000	—	7,344	7,344
Receive	United Kingdom RPI	At Maturity	(3.73)	At Maturity	09/15/2029	GBP	71,000	—	7,149	7,149
Receive	United Kingdom RPI	At Maturity	(3.73)	At Maturity	09/15/2029	GBP	71,000	—	7,094	7,094
Receive	United Kingdom RPI	At Maturity	(3.73)	At Maturity	09/15/2029	GBP	71,000	—	7,057	7,057
Receive	United Kingdom RPI	At Maturity	(3.72)	At Maturity	09/15/2029	GBP	71,000	—	7,033	7,033
Receive	United Kingdom RPI	At Maturity	(3.71)	At Maturity	09/15/2029	GBP	71,000	—	6,886	6,886
Receive	United Kingdom RPI	At Maturity	(3.71)	At Maturity	09/15/2029	GBP	71,000	—	6,874	6,874
Subtotal – Appreciation								—	499,473	499,473
Interest Rate Risk
Pay	United Kingdom RPI	At Maturity	3.47	At Maturity	12/15/2027	GBP	314,000	—	(13,280)	(13,280)
Pay	United Kingdom RPI	At Maturity	3.35	At Maturity	03/15/2028	GBP	1,173,000	—	(29,007)	(29,007)
Receive	United Kingdom RPI	At Maturity	(3.15)	At Maturity	03/15/2028	GBP	936,000	—	(455)	(455)
Subtotal – Depreciation								—	(42,742)	(42,742)
Total – Centrally Cleared Inflation Swap Agreements								$—	$456,731	$456,731

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Equity Risk
Bank of America, N.A.	Russell 2000 Index	Receive	21.90%	At Maturity	12/18/2020	USD	298	$7,354
Barclays Bank PLC	Russell 2000 Index	Pay	55.15	At Maturity	12/18/2020	USD	3,527	33,221
Barclays Bank PLC	Russell 2000 Index	Pay	51.25	At Maturity	12/18/2020	USD	7,661	32,380
Barclays Bank PLC	Russell 2000 Index	Receive	23.30	At Maturity	12/18/2020	USD	1,645	50,948
BNP Paribas S.A.	Nikkei 225 Index	Receive	22.85	At Maturity	12/10/2021	JPY	775,992	10,218
BNP Paribas S.A.	Nikkei 225 Index	Receive	23.99	At Maturity	12/10/2021	JPY	148,665	9,159
BNP Paribas S.A.	Nikkei 225 Index	Receive	23.95	At Maturity	12/10/2021	JPY	140,826	8,743
Goldman Sachs International	Russell 2000 Index	Receive	21.75	At Maturity	12/18/2020	USD	1,978	49,470
Goldman Sachs International	Russell 2000 Index	Receive	21.00	At Maturity	12/18/2020	USD	1,539	41,038
Goldman Sachs International	Russell 2000 Index	Receive	21.50	At Maturity	12/18/2020	USD	1,539	39,326
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Pay	44.50	At Maturity	12/30/2020	HKD	12,605	21,090
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Pay	42.21	At Maturity	12/30/2020	HKD	6,528	10,309
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	20.73	At Maturity	12/30/2020	HKD	43,803	21,806
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Pay	47.00	At Maturity	12/10/2020	KRW	1,805,594	19,458
J.P. Morgan Chase Bank, N.A.	Russell 2000 Index	Pay	47.15	At Maturity	12/18/2020	USD	749	3,668
Merrill Lynch International	Russell 2000 Index	Pay	62.50	At Maturity	12/18/2020	USD	8,102	123,371
Merrill Lynch International	Russell 2000 Index	Pay	62.00	At Maturity	12/18/2020	USD	7,045	104,590
Merrill Lynch International	Russell 2000 Index	Receive	20.30	At Maturity	12/18/2020	USD	10,272	601,618
Merrill Lynch International	Russell 2000 Index	Receive	21.50	At Maturity	12/18/2020	USD	923	23,591
Merrill Lynch International	Russell 2000 Index	Receive	21.65	At Maturity	12/18/2020	USD	616	15,544
Societe Generale	Hang Seng China Enterprise Index	Pay	47.50	At Maturity	12/30/2020	HKD	12,605	24,776
Societe Generale	Hang Seng China Enterprise Index	Pay	34.75	At Maturity	12/30/2020	HKD	16,347	13,141
Societe Generale	Hang Seng China Enterprise Index	Pay	33.30	At Maturity	12/30/2020	HKD	16,348	10,470
Societe Generale	Hang Seng China Enterprise Index	Receive	22.20	At Maturity	12/30/2020	HKD	48,844	39,363
Societe Generale	Hang Seng China Enterprise Index	Receive	23.15	At Maturity	12/30/2020	HKD	31,975	15,733
Societe Generale	Hang Seng Index	Pay	45.00	At Maturity	12/30/2020	HKD	6,528	12,209
Societe Generale	Hang Seng Index	Pay	31.80	At Maturity	12/30/2020	HKD	2,362	1,548
Societe Generale	Hang Seng Index	Pay	30.75	At Maturity	12/30/2020	HKD	2,362	1,258
Societe Generale	Hang Seng Index	Receive	22.10	At Maturity	12/30/2020	HKD	12,980	5,508
Societe Generale	KOSPI 200 Index	Pay	50.10	At Maturity	12/10/2020	KRW	1,805,594	23,265
Societe Generale	KOSPI 200 Index	Pay	34.55	At Maturity	12/10/2020	KRW	1,408,141	7,198
Societe Generale	KOSPI 200 Index	Pay	33.75	At Maturity	12/10/2020	KRW	1,408,141	6,363
Societe Generale	KOSPI 200 Index	Receive	17.40	At Maturity	12/10/2020	KRW	4,524,610	58,349
Societe Generale	Nikkei 225 Index	Receive	23.65	At Maturity	12/11/2020	JPY	810,968	79,326
Societe Generale	Nikkei 225 Index	Receive	24.25	At Maturity	12/11/2020	JPY	808,475	72,659
Societe Generale	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,781	44,071
Societe Generale	Nikkei 225 Index	Receive	22.55	At Maturity	12/10/2021	JPY	698,544	32,134
Societe Generale	Nikkei 225 Index	Receive	22.78	At Maturity	12/10/2021	JPY	698,544	30,318
Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	358,910	22,497
Societe Generale	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	348,375	21,421
Societe Generale	Nikkei 225 Index	Receive	23.90	At Maturity	12/10/2021	JPY	282,170	17,687
Societe Generale	Russell 2000 Index	Pay	49.00	At Maturity	06/19/2020	USD	3,009	17,389
Societe Generale	Russell 2000 Index	Pay	52.00	At Maturity	12/18/2020	USD	6,822	33,499
Societe Generale	Russell 2000 Index	Pay	52.00	At Maturity	12/18/2020	USD	1,705	8,370
Societe Generale	Russell 2000 Index	Receive	19.25	At Maturity	06/19/2020	USD	1,615	117,244
Societe Generale	Russell 2000 Index	Receive	20.60	At Maturity	06/19/2020	USD	1,619	102,214
Societe Generale	Russell 2000 Index	Receive	20.70	At Maturity	06/19/2020	USD	1,619	101,558
Societe Generale	Russell 2000 Index	Receive	21.40	At Maturity	12/18/2020	USD	1,574	65,273
Societe Generale	Russell 2000 Index	Receive	21.40	At Maturity	12/18/2020	USD	1,503	62,626

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)–(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Societe Generale	Russell 2000 Index	Receive	22.35%	At Maturity	12/18/2020	USD	1,575	$62,204
Societe Generale	Russell 2000 Index	Receive	23.75	At Maturity	12/18/2020	USD	1,645	48,826
Societe Generale	Russell 2000 Index	Receive	21.40	At Maturity	12/18/2020	USD	71	2,960
UBS AG	Hang Seng China Enterprise Index	Pay	39.00	At Maturity	12/30/2020	HKD	12,605	15,434
UBS AG	Hang Seng China Enterprise Index	Pay	31.05	At Maturity	12/30/2020	HKD	28,970	11,953
UBS AG	Hang Seng China Enterprise Index	Receive	23.20	At Maturity	12/30/2020	HKD	23,516	13,788
UBS AG	Hang Seng China Enterprise Index	Receive	24.45	At Maturity	12/30/2020	HKD	56,839	364
UBS AG	Hang Seng Index	Pay	29.05	At Maturity	12/30/2020	HKD	22,532	8,131
UBS AG	Hang Seng Index	Pay	37.50	At Maturity	12/30/2020	HKD	6,528	7,958
UBS AG	Hang Seng Index	Receive	20.80	At Maturity	12/30/2020	HKD	14,412	8,148
UBS AG	Hang Seng Index	Receive	21.70	At Maturity	12/30/2020	HKD	23,514	5,363
UBS AG	Hang Seng Index	Receive	22.95	At Maturity	12/30/2020	HKD	6,311	2,425
UBS AG	Hang Seng Index	Receive	22.20	At Maturity	12/30/2020	HKD	1,692	1,063
UBS AG	Hang Seng Index	Receive	26.75	At Maturity	12/30/2020	HKD	156	0
UBS AG	KOSPI 200 Index	Pay	33.05	At Maturity	12/10/2020	KRW	3,573,377	13,502
UBS AG	KOSPI 200 Index	Pay	38.00	At Maturity	12/10/2020	KRW	1,805,594	11,999
UBS AG	KOSPI 200 Index	Receive	17.45	At Maturity	12/10/2020	KRW	7,120,554	81,909
UBS AG	KOSPI 200 Index	Receive	17.90	At Maturity	12/10/2020	KRW	3,687,422	30,477
UBS AG	KOSPI 200 Index	Receive	17.80	At Maturity	12/10/2020	KRW	1,143,155	15,104
UBS AG	KOSPI 200 Index	Receive	27.50	At Maturity	12/10/2020	KRW	98,077	0
UBS AG	Nikkei 225 Index	Receive	24.10	At Maturity	12/11/2020	JPY	806,694	74,081
UBS AG	Nikkei 225 Index	Receive	23.95	At Maturity	12/11/2020	JPY	469,782	44,071
UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	422,672	39,372
UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/11/2020	JPY	148,989	13,878
UBS AG	Nikkei 225 Index	Receive	22.95	At Maturity	12/10/2021	JPY	772,176	32,044
UBS AG	Nikkei 225 Index	Receive	23.00	At Maturity	12/10/2021	JPY	775,993	31,770
UBS AG	Nikkei 225 Index	Receive	23.08	At Maturity	12/10/2021	JPY	696,295	27,890
UBS AG	Nikkei 225 Index	Receive	24.00	At Maturity	12/10/2021	JPY	229,328	14,101
Subtotal – Appreciation								2,893,184
Equity Risk
Bank of America, N.A.	S&P 500 Index	Pay	19.40	At Maturity	12/18/2020	USD	298	(6,623)
Barclays Bank PLC	S&P 500 Index	Pay	20.80	At Maturity	12/18/2020	USD	1,645	(40,244)
Barclays Bank PLC	S&P 500 Index	Receive	48.00	At Maturity	12/18/2020	USD	7,661	(63,487)
Barclays Bank PLC	S&P 500 Index	Receive	52.00	At Maturity	12/18/2020	USD	3,527	(42,775)
BNP Paribas S.A.	Nikkei 225 Index	Pay	20.40	At Maturity	12/11/2020	JPY	743,741	(108,670)
BNP Paribas S.A.	Nikkei 225 Index	Pay	22.94	At Maturity	12/11/2020	JPY	205,944	(22,152)
BNP Paribas S.A.	Nikkei 225 Index	Pay	23.21	At Maturity	12/11/2020	JPY	269,435	(27,970)
BNP Paribas S.A.	Nikkei 225 Index	Pay	21.06	At Maturity	12/10/2021	JPY	536,229	(34,136)
Goldman Sachs International	S&P 500 Index	Pay	18.50	At Maturity	12/18/2020	USD	1,539	(37,285)
Goldman Sachs International	S&P 500 Index	Pay	19.00	At Maturity	12/18/2020	USD	1,539	(35,549)
Goldman Sachs International	S&P 500 Index	Pay	19.25	At Maturity	12/18/2020	USD	1,978	(44,608)
J.P. Morgan Chase Bank, N.A.	Russell 2000 Index	Pay	48.50	At Maturity	12/18/2020	USD	3,411	(4,787)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	42.15	At Maturity	12/18/2020	USD	749	(4,635)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Receive	43.50	At Maturity	12/18/2020	USD	3,411	(7,103)
Merrill Lynch International	S&P 500 Index	Pay	17.70	At Maturity	12/18/2020	USD	10,272	(501,348)
Merrill Lynch International	S&P 500 Index	Pay	19.00	At Maturity	12/18/2020	USD	923	(21,321)
Merrill Lynch International	S&P 500 Index	Pay	19.25	At Maturity	12/18/2020	USD	616	(13,891)
Merrill Lynch International	S&P 500 Index	Receive	58.50	At Maturity	12/18/2020	USD	7,045	(119,184)
Merrill Lynch International	S&P 500 Index	Receive	59.50	At Maturity	12/18/2020	USD	8,102	(142,794)
Societe Generale	KOSPI 200 Index	Receive	30.70	At Maturity	12/10/2020	KRW	182,373	(464)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements(a)–(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Societe Generale	Nikkei 225 Index	Pay	20.48%	At Maturity	12/11/2020	JPY	740,287	$(107,192)
Societe Generale	Nikkei 225 Index	Pay	21.26	At Maturity	12/10/2021	JPY	536,231	(32,818)
Societe Generale	Nikkei 225 Index	Pay	21.40	At Maturity	12/10/2021	JPY	642,232	(60,824)
Societe Generale	Nikkei 225 Index	Pay	21.51	At Maturity	12/10/2021	JPY	536,231	(31,192)
Societe Generale	Nikkei 225 Index	Pay	21.71	At Maturity	12/10/2021	JPY	536,231	(29,909)
Societe Generale	S&P 500 Index	Pay	16.75	At Maturity	06/19/2020	USD	1,615	(93,591)
Societe Generale	S&P 500 Index	Pay	18.10	At Maturity	06/19/2020	USD	1,619	(80,326)
Societe Generale	S&P 500 Index	Pay	18.20	At Maturity	06/19/2020	USD	1,619	(79,733)
Societe Generale	S&P 500 Index	Pay	18.90	At Maturity	12/18/2020	USD	70	(2,376)
Societe Generale	S&P 500 Index	Pay	18.90	At Maturity	12/18/2020	USD	1,505	(51,130)
Societe Generale	S&P 500 Index	Pay	18.90	At Maturity	12/18/2020	USD	1,575	(53,271)
Societe Generale	S&P 500 Index	Pay	19.85	At Maturity	12/18/2020	USD	1,575	(50,179)
Societe Generale	S&P 500 Index	Pay	21.25	At Maturity	12/18/2020	USD	1,645	(38,370)
Societe Generale	S&P 500 Index	Receive	38.50	At Maturity	06/19/2020	USD	3,009	(14,604)
Societe Generale	S&P 500 Index	Receive	47.00	At Maturity	12/18/2020	USD	1,705	(12,709)
Societe Generale	S&P 500 Index	Receive	48.00	At Maturity	12/18/2020	USD	6,822	(56,534)
UBS AG	Hang Seng China Enterprise Index	Pay	22.50	At Maturity	12/30/2020	HKD	3,495	(3,030)
UBS AG	KOSPI 200 Index	Pay	17.60	At Maturity	12/10/2020	KRW	315,683	(4,894)
UBS AG	Nikkei 225 Index	Pay	20.20	At Maturity	12/11/2020	JPY	743,740	(111,137)
UBS AG	Nikkei 225 Index	Pay	20.60	At Maturity	12/11/2020	JPY	737,905	(105,402)
UBS AG	Nikkei 225 Index	Pay	21.28	At Maturity	12/10/2021	JPY	536,230	(32,687)
UBS AG	Nikkei 225 Index	Pay	21.75	At Maturity	12/10/2021	JPY	709,930	(63,853)
UBS AG	Nikkei 225 Index	Pay	22.05	At Maturity	12/10/2021	JPY	1,072,461	(55,517)
Subtotal – Depreciation								(2,450,304)
Total – Variance Swap Agreements								$442,880

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.

Open Over-The-Counter Volatility Swap Agreements(a)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Currency Risk
Barclays Bank PLC	EUR/USD	Receive	6.45%	At Maturity	12/14/2022	EUR	7,698	$13,660
BNP Paribas S.A.	EUR/USD	Receive	6.75	At Maturity	12/14/2022	EUR	7,965	11,569
BNP Paribas S.A.	USD/JPY	Receive	7.25	At Maturity	01/23/2023	USD	6,316	9,903
BNP Paribas S.A.	USD/JPY	Receive	7.33	At Maturity	01/23/2023	USD	6,669	10,351
BNP Paribas S.A.	USD/JPY	Receive	7.33	At Maturity	01/23/2023	USD	6,316	9,819
BNP Paribas S.A.	USD/JPY	Receive	7.40	At Maturity	01/23/2023	USD	6,316	9,219
J.P. Morgan Chase Bank, N.A.	EUR/USD	Receive	5.98	At Maturity	12/14/2022	EUR	3,746	9,242
J.P. Morgan Chase Bank, N.A.	EUR/USD	Receive	6.31	At Maturity	12/14/2022	EUR	8,559	18,146
Morgan Stanley & Co. International PLC	EUR/USD	Pay	9.40	At Maturity	12/14/2022	EUR	4,645	7,853
Morgan Stanley & Co. International PLC	EUR/USD	Receive	6.50	At Maturity	12/14/2022	EUR	4,280	8,270
Morgan Stanley & Co. International PLC	EUR/USD	Receive	7.00	At Maturity	12/14/2022	EUR	23,893	28,407
Societe Generale	EUR/USD	Receive	6.50	At Maturity	12/14/2022	EUR	8,340	14,368
Societe Generale	EUR/USD	Receive	6.80	At Maturity	12/14/2022	EUR	4,673	6,575
Subtotal – Appreciation								157,382

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements(a)–(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
Currency Risk
BNP Paribas S.A.	EUR/USD	Pay	6.70%	At Maturity	12/14/2022	EUR	2,778	$(4,290)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	8.74	At Maturity	01/23/2023	USD	3,734	(1,924)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	8.93	At Maturity	01/23/2023	USD	3,734	(2,601)
J.P. Morgan Chase Bank, N.A.	USD/JPY	Receive	9.13	At Maturity	01/23/2023	USD	3,734	(3,269)
Subtotal – Depreciation								(12,084)
Total – Volatility Swap Agreements								$145,298

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150%	Monthly	2,245	June–2020	$637,210	$–	$2,927	$ 2,927
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	948	June–2020	269,076	–	1,236	1,236
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	405	June–2020	114,953	–	528	528
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	304	June–2020	86,286	–	397	397
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	174	June–2020	49,387	–	227	227
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.120	Monthly	16,086	February–2021	2,209,959	–	75,530	75,530
Macquarie Bank Ltd.	Receive	Macquarie MQCP641E Index	0.120	Monthly	2,182	February–2021	299,772	–	10,245	10,245
Subtotal								–	91,090	91,090
Equity Risk
Goldman Sachs International	Pay	Mexican Bolsa Index	—	Monthly	120	June–2020	170,390	–	8,722	8,722
Morgan Stanley & Co. International PLC	Pay	Hang Seng Index Futures	—	Monthly	850	May–2020	1,054,157	–	40,541	40,541
Subtotal								–	49,263	49,263
Subtotal – Appreciation								–	140,353	140,353
Commodity Risk
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,013	June–2020	287,525	–	(1,321)	(1,321)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,013	June–2020	287,525	–	(1,321)	(1,321)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,013	June–2020	287,525	–	(1,321)	(1,321)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,013	June–2020	287,525	–	(1,321)	(1,321)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,020	June–2020	289,512	–	(1,330)	(1,330)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,815	June–2020	515,161	–	(2,366)	(2,366)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150%	Monthly	1,816	June–2020	$515,444	$–	$(2,368)	$(2,368)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.150	Monthly	1,821	June–2020	516,864	–	(2,374)	(2,374)
Macquarie Bank Ltd.	Pay	Macquarie MQCP641E Index	0.120	Monthly	873	February–2021	119,936	–	(4,099)	(4,099)
Subtotal								–	(17,821)	(17,821)
Equity Risk
Goldman Sachs International	Pay	Mexican Bolsa Index	–	Monthly	600	June–2020	920,392	–	(2,617)	(2,617)
Goldman Sachs International	Pay	Mexican Bolsa Index	–	Monthly	370	June–2020	592,353	–	(6,061)	(6,061)
Subtotal								–	(8,678)	(8,678)
Subtotal – Depreciation								–	(26,499)	(26,499)
Total – Total Return Swap Agreements								–	113,854	113,854

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Goldman Sachs International	Receive	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.4115%	Quarterly	6,590	August–2020	$928,202	$–	$143,419	$143,419
Merrill Lynch International	Receive	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.405%	Quarterly	6,478	August–2020	912,494	–	140,992	140,992
Morgan Stanley & Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	276	June–2020	959,409	–	49,528	49,528
Morgan Stanley & Co. International PLC	Pay	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR + 0.150%	Monthly	176	June–2020	609,690	–	31,498	31,498
Morgan Stanley & Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.250%	Monthly	389	June–2020	1,037,819	–	16,993	16,993
Morgan Stanley & Co. International PLC	Receive	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.250%	Monthly	248	June–2020	661,695	–	10,837	10,837
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	732	October–2020	592,981	–	97,407	97,407
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	727	October–2020	589,358	–	96,814	96,814
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	241	October–2020	292,259	–	32,138	32,138
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	196	October–2020	158,566	–	26,049	26,049
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	180	October–2020	145,969	–	23,980	23,980
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	99	October–2020	80,535	–	13,225	13,225

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Societe Generale	Pay	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.230%	Quarterly	78	October–2020	$182,815	$–	$10,342	$10,342
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.400%	Quarterly	2,941	September–2020	769,249	–	130,726	130,726
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.400%	Quarterly	791	September–2020	127,100	–	35,153	35,153
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.400%	Quarterly	474	September–2020	65,109	–	32,113	32,113
UBS AG	Pay	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR - 0.400%	Quarterly	707	September–2020	113,724	–	31,452	31,452
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	222	October–2020	765,374	–	240,663	240,663
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	61	October–2020	204,394	–	66,117	66,117
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	61	October–2020	204,309	–	66,068	66,068
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	61	October–2020	202,941	–	65,619	65,619
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	49	October–2020	164,140	–	53,084	53,084
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	29	October–2020	96,510	–	31,209	31,209
UBS AG	Pay	S&P Homebuilders Select Industry Total Return Index	3 Month USD LIBOR + 0.270%	Quarterly	20	October–2020	67,072	–	21,679	21,679
UBS AG	Receive	STOXX Europe 600 Insurance Gross Return Index	3 Month EURIBOR + 0.395%	Quarterly	6,591	August–2020	928,347	–	143,442	143,442
Subtotal – Appreciation								–	1,610,547	1,610,547
Equity Risk
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	12	June–2020	32,145	–	(535)	(535)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	52	June–2020	139,239	–	(2,273)	(2,273)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	54	June–2020	143,428	–	(2,340)	(2,340)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	72	June–2020	193,054	–	(3,161)	(3,161)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	228	June–2020	608,996	–	(9,963)	(9,963)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	286	June–2020	762,861	–	(12,501)	(12,501)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR + 0.225%	Monthly	286	June–2020	764,365	–	(12,509)	(12,509)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index		Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR 0.250%	+	Monthly	44	June–2020	$116,342	$–	$(1,902)	$(1,902)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR 0.250%	+	Monthly	72	June–2020	191,897	–	(3,132)	(3,132)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR 0.250%	+	Monthly	72	June–2020	191,822	–	(3,136)	(3,136)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR 0.250%	+	Monthly	72	June–2020	191,972	–	(3,155)	(3,155)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR 0.250%	+	Monthly	82	June–2020	219,466	–	(3,607)	(3,607)
Morgan Stanley & Co. International PLC	Pay	Consumer Staples Select Sector Total Return Index	1 Month USD LIBOR 0.250%	+	Monthly	90	June–2020	238,768	–	(3,901)	(3,901)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	25	June–2020	86,394	–	(4,456)	(4,456)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	36	June–2020	124,996	–	(6,464)	(6,464)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	38	June–2020	132,335	–	(6,832)	(6,832)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	41	June–2020	144,011	–	(7,428)	(7,428)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	44	June–2020	151,533	–	(7,833)	(7,833)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	44	June–2020	151,996	–	(7,845)	(7,845)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	44	June–2020	151,593	–	(7,845)	(7,845)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	44	June–2020	152,411	–	(7,868)	(7,868)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	48	June–2020	165,479	–	(8,534)	(8,534)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	54	June–2020	188,963	–	(9,742)	(9,742)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	86	June–2020	299,264	–	(15,449)	(15,449)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	162	June–2020	561,648	–	(28,987)	(28,987)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	200	June–2020	695,995	–	(35,925)	(35,925)
Morgan Stanley & Co. International PLC	Receive	Consumer Discretionary Select Sector Total Return Index	1 Month USD LIBOR 0.150%	+	Monthly	200	June–2020	695,697	–	(35,931)	(35,931)
UBS AG	Receive	S&P Homebuilders Select Industry Total Return Index	3 Month EURIBOR 0.270%	+	Quarterly	99	October–2020	331,458	–	(107,201)	(107,201)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                        Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
UBS AG	Receive	S&P Homebuilders Select Industry Total Return Index	3 Month EURIBOR + 0.270%	Quarterly	104	October–2020	$348,378	$—	$(112,669)	$(112,669)
UBS AG	Receive	S&P Homebuilders Select Industry Total Return Index	3 Month EURIBOR + 0.270%	Quarterly	111	October–2020	372,974	—	(120,612)	(120,612)
UBS AG	Receive	Thomson Reuters CRB Precious Metals Equity Total Return Index	3 Month USD LIBOR - 0.600%	Quarterly	5	March–2021	13,022	—	(6,667)	(6,667)
UBS AG	Receive	Thomson Reuters CRB Precious Metals Equity Total Return Index	3 Month USD LIBOR - 0.600%	Quarterly	36	March–2021	293,014	—	(21,647)	(21,647)
UBS AG	Receive	Thomson Reuters CRB Precious Metals Equity Total Return Index	3 Month USD LIBOR - 0.600%	Quarterly	29	March–2021	260,997	—	(28,933)	(28,933)
UBS AG	Receive	Thomson Reuters CRB Precious Metals Equity Total Return Index	3 Month USD LIBOR - 0.600%	Quarterly	29	March–2021	205,238	—	(34,253)	(34,253)
UBS AG	Receive	Thomson Reuters CRB Precious Metals Equity Total Return Index	3 Month USD LIBOR - 0.600%	Quarterly	34	March–2021	457,066	—	(16,807)	(16,807)
Subtotal – Depreciation								—	(702,043)	(702,043)
Total – Total Return Swap Agreements								$—	$908,504	$908,504

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $586,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP641E Index

Long Futures Contracts
Aluminum	13.76%
Heating Oil	8.57
High Grade Copper	19.16
Natural Gas	19.02
Nickel	6.75
Unleaded Gasoline	8.73
WTI Crude	16.18
Zinc	7.83
Total	100.00%
Short Futures Contracts
Aluminum	(13.76)%
Heating Oil	(8.57)
High Grade Copper	(19.16)
Natural Gas	(19.02)
Nickel	(6.75)
Unleaded Gasoline	(8.73)
WTI Crude	(16.18)
Zinc	(7.83)
Total	(100.00)%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                        Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
05/12/2020	Barclays Bank PLC	CLP	667,620,500	USD	846,160	$46,275
05/12/2020	Barclays Bank PLC	HUF	330,285,728	EUR	974,405	41,267
05/12/2020	Barclays Bank PLC	KRW	998,643,428	USD	847,991	28,390
05/12/2020	Barclays Bank PLC	MXN	17,535,544	USD	923,045	196,337
05/12/2020	Barclays Bank PLC	USD	489,079	JPY	52,575,017	865
05/12/2020	Barclays Bank PLC	USD	211,398	NZD	352,148	4,612
06/12/2020	Barclays Bank PLC	TWD	23,576,417	USD	796,420	2,934
06/12/2020	Barclays Bank PLC	USD	108,102	EUR	100,000	1,565
06/12/2020	Barclays Bank PLC	USD	489,611	JPY	52,575,017	541
07/10/2020	Barclays Bank PLC	USD	2,322,802	JPY	249,157,902	1,275
07/10/2020	Barclays Bank PLC	USD	537,947	MXN	13,175,675	3,163
05/12/2020	BNP Paribas S.A.	CNY	22,708,196	USD	3,242,273	22,394
05/12/2020	BNP Paribas S.A.	HUF	282,520,712	EUR	831,412	33,022
05/12/2020	BNP Paribas S.A.	KRW	1,417,989,288	USD	1,196,555	32,790
05/12/2020	BNP Paribas S.A.	NZD	1,988,167	USD	1,276,036	56,482
05/12/2020	BNP Paribas S.A.	USD	1,233,833	JPY	134,732,103	21,728
05/12/2020	BNP Paribas S.A.	USD	212,729	NZD	353,566	4,150
05/22/2020	BNP Paribas S.A.	EUR	40,000	USD	44,543	695
05/22/2020	BNP Paribas S.A.	GBP	340,000	USD	441,731	13,474
06/12/2020	BNP Paribas S.A.	BRL	358,167	USD	77,072	11,408
06/12/2020	BNP Paribas S.A.	EUR	990,000	USD	1,112,465	26,765
06/12/2020	BNP Paribas S.A.	HUF	66,853,006	EUR	189,931	574
07/10/2020	BNP Paribas S.A.	EUR	2,350,017	PLN	10,789,113	21,024
05/12/2020	Citibank, N.A.	BRL	1,603,500	USD	368,138	73,415
05/12/2020	Citibank, N.A.	CLP	555,207,693	USD	703,252	38,051
05/12/2020	Citibank, N.A.	KRW	194,978,072	USD	165,615	5,593
05/12/2020	Citibank, N.A.	NZD	400,325	USD	256,175	10,613
05/12/2020	Citibank, N.A.	USD	538,660	JPY	58,975,947	10,934
05/12/2020	Citibank, N.A.	USD	540,956	MXN	13,472,333	17,364
06/12/2020	Citibank, N.A.	BRL	1,563,000	USD	309,517	22,968
06/12/2020	Citibank, N.A.	CHF	215,610	JPY	24,100,500	1,080
06/12/2020	Citibank, N.A.	MXN	3,555,000	USD	151,825	5,231
06/12/2020	Citibank, N.A.	USD	537,098	MXN	13,472,333	18,449
06/12/2020	Citibank, N.A.	ZAR	1,020,805	USD	57,313	2,459
07/10/2020	Citibank, N.A.	USD	536,626	MXN	13,472,333	16,668
05/12/2020	Deutsche Bank AG	JPY	104,456,000	USD	974,777	1,357
05/12/2020	Deutsche Bank AG	USD	368,855	JPY	40,374,149	7,389
05/12/2020	Goldman Sachs International	BRL	4,378,667	USD	1,012,291	207,493
05/12/2020	Goldman Sachs International	CHF	892,542	JPY	100,558,800	12,264
05/12/2020	Goldman Sachs International	EUR	990,000	USD	1,090,347	5,327
05/12/2020	Goldman Sachs International	MXN	5,433,715	USD	271,919	46,735
05/15/2020	Goldman Sachs International	USD	64,763	JPY	7,000,000	472
05/28/2020	Goldman Sachs International	ZAR	2,257,985	USD	122,776	1,263
06/12/2020	Goldman Sachs International	CHF	667,535	JPY	75,010,600	7,023
06/12/2020	Goldman Sachs International	CLP	800,115,550	USD	970,025	10,787
06/12/2020	Goldman Sachs International	KRW	1,567,310,287	USD	1,324,827	37,848
06/12/2020	Goldman Sachs International	NZD	1,988,167	USD	1,255,637	36,314
06/12/2020	Goldman Sachs International	USD	183,812	EUR	170,000	2,621
07/10/2020	Goldman Sachs International	CHF	618,734	JPY	68,976,501	1,171

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                        Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
07/10/2020	Goldman Sachs International	USD	1,190,938	RUB	95,802,033	$87,720
05/12/2020	J.P. Morgan Chase Bank, N.A.	CAD	1,509,356	USD	1,107,944	23,598
05/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	41,020	HUF	14,772,765	963
05/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	849,250	USD	931,359	598
05/12/2020	J.P. Morgan Chase Bank, N.A.	NZD	767,603	USD	491,934	21,081
05/12/2020	J.P. Morgan Chase Bank, N.A.	USD	385,123	NZD	647,275	11,919
05/22/2020	J.P. Morgan Chase Bank, N.A.	EUR	200,000	USD	220,897	1,658
06/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	521,079	PLN	2,394,507	5,536
06/12/2020	J.P. Morgan Chase Bank, N.A.	HUF	330,285,728	EUR	981,270	49,905
06/12/2020	J.P. Morgan Chase Bank, N.A.	MXN	23,552,505	USD	1,173,530	202,315
06/12/2020	J.P. Morgan Chase Bank, N.A.	USD	123,500	GBP	100,000	2,470
06/12/2020	J.P. Morgan Chase Bank, N.A.	USD	810,809	JPY	89,455,000	23,172
07/10/2020	J.P. Morgan Chase Bank, N.A.	BRL	3,742,667	USD	710,790	25,654
05/12/2020	Merrill Lynch International	NZD	433,372	USD	277,609	11,776
05/12/2020	Merrill Lynch International	USD	212,340	NZD	353,566	4,539
05/12/2020	Morgan Stanley & Co. International PLC	CLP	104,525,707	USD	131,694	6,461
05/12/2020	Morgan Stanley & Co. International PLC	USD	60,146	CAD	85,647	1,385
05/12/2020	Morgan Stanley & Co. International PLC	USD	1,285,534	JPY	140,867,071	27,198
06/11/2020	Morgan Stanley & Co. International PLC	USD	821,325	RUB	66,575,900	70,845
05/29/2020	Royal Bank of Canada	CAD	38,866	USD	29,280	1,357
06/12/2020	Royal Bank of Canada	CAD	1,509,356	USD	1,104,388	19,961
05/12/2020	Royal Bank of Scotland Securities Inc.	USD	77,217	NZD	130,246	2,677
05/22/2020	Royal Bank of Scotland Securities Inc.	EUR	120,000	USD	136,427	4,884
05/12/2020	Standard Chartered Bank PLC	USD	668,580	KRW	823,563,000	7,331
05/12/2020	State Street Bank & Trust Co.	JPY	600,000	USD	5,744	153
05/12/2020	State Street Bank & Trust Co.	USD	15,988	JPY	1,782,000	618
05/28/2020	State Street Bank & Trust Co.	AUD	58,000	USD	37,949	150
05/28/2020	State Street Bank & Trust Co.	BRL	82,000	USD	15,393	343
05/28/2020	State Street Bank & Trust Co.	HKD	13,221,076	USD	1,704,953	81
05/28/2020	State Street Bank & Trust Co.	JPY	10,274,000	USD	96,350	587
05/28/2020	State Street Bank & Trust Co.	USD	79,078	AUD	123,000	1,081
05/28/2020	State Street Bank & Trust Co.	USD	10,036	CAD	14,000	22
05/28/2020	State Street Bank & Trust Co.	USD	25,755	CHF	25,000	161
05/28/2020	State Street Bank & Trust Co.	USD	551,840	EUR	508,000	5,094
05/28/2020	State Street Bank & Trust Co.	USD	293,702	GBP	235,000	2,307
05/28/2020	State Street Bank & Trust Co.	USD	65,786	JPY	7,076,000	168
05/28/2020	State Street Bank & Trust Co.	USD	42,990	KRW	52,703,000	274
05/28/2020	State Street Bank & Trust Co.	USD	9,126	SGD	13,000	94
05/28/2020	State Street Bank & Trust Co.	USD	5,453	THB	177,000	18
05/28/2020	State Street Bank & Trust Co.	USD	5,346	TWD	160,000	37
06/12/2020	State Street Bank & Trust Co.	JPY	600,000	USD	5,749	155
Subtotal–Appreciation						1,798,965
Currency Risk
05/12/2020	Barclays Bank PLC	JPY	19,828,300	USD	184,607	(172)
05/12/2020	Barclays Bank PLC	TWD	48,233,767	USD	1,609,563	(12,626)
05/12/2020	Barclays Bank PLC	USD	1,178,509	MXN	22,388,717	(250,675)
05/12/2020	Barclays Bank PLC	USD	135,307	RUB	8,685,347	(18,373)
06/10/2020	Barclays Bank PLC	HKD	5,106,000	USD	657,788	(515)
06/12/2020	Barclays Bank PLC	KRW	1,166,501,000	USD	926,052	(31,807)
07/10/2020	Barclays Bank PLC	CLP	1,180,170,751	USD	1,359,346	(56,747)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                        Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
07/10/2020	Barclays Bank PLC	JPY	2,428,667	USD	22,642	$(12)
07/10/2020	Barclays Bank PLC	KRW	2,988,180,787	USD	2,433,382	(22,144)
07/10/2020	Barclays Bank PLC	MXN	19,036,386	USD	777,233	(4,570)
07/10/2020	Barclays Bank PLC	NZD	1,382,466	USD	816,070	(31,633)
05/12/2020	BNP Paribas S.A.	EUR	1,854,003	PLN	7,952,709	(115,260)
06/12/2020	BNP Paribas S.A.	JPY	531,009	CHF	4,737	(38)
06/12/2020	BNP Paribas S.A.	USD	236,727	EUR	210,667	(5,695)
07/10/2020	BNP Paribas S.A.	EUR	1,397,083	USD	1,532,433	(635)
07/10/2020	BNP Paribas S.A.	HUF	466,296,038	EUR	1,276,163	(47,956)
07/10/2020	BNP Paribas S.A.	JPY	68,976,501	CHF	615,553	(4,474)
05/12/2020	Citibank, N.A.	BRL	3,225,000	USD	570,282	(22,473)
05/12/2020	Citibank, N.A.	JPY	19,828,300	USD	184,757	(22)
05/12/2020	Citibank, N.A.	MXN	23,866,330	USD	958,308	(30,761)
05/12/2020	Citibank, N.A.	USD	801,202	JPY	84,445,500	(14,260)
06/10/2020	Citibank, N.A.	HKD	6,054,400	USD	777,202	(3,375)
06/12/2020	Citibank, N.A.	BRL	3,225,000	USD	564,660	(26,588)
06/12/2020	Citibank, N.A.	MXN	25,266,330	USD	1,006,552	(35,334)
06/12/2020	Citibank, N.A.	USD	182,072	BRL	914,000	(14,505)
06/12/2020	Citibank, N.A.	USD	59,393	JPY	6,232,077	(1,292)
07/10/2020	Citibank, N.A.	BRL	3,225,000	USD	562,984	(27,388)
07/10/2020	Citibank, N.A.	MXN	23,866,330	USD	950,636	(29,527)
05/12/2020	Deutsche Bank AG	EUR	621,177	PLN	2,654,286	(41,084)
05/12/2020	Goldman Sachs International	JPY	92,435,300	CHF	823,099	(8,518)
05/12/2020	Goldman Sachs International	RUB	12,512,100	USD	167,443	(1,012)
05/12/2020	Goldman Sachs International	TWD	25,292,548	USD	849,342	(1,293)
05/12/2020	Goldman Sachs International	USD	246,338	EUR	223,667	(1,204)
05/12/2020	Goldman Sachs International	USD	72,633	GBP	56,000	(2,100)
05/12/2020	Goldman Sachs International	USD	385,666	MXN	7,284,500	(83,782)
05/12/2020	Goldman Sachs International	USD	640,126	RUB	41,323,634	(83,769)
05/28/2020	Goldman Sachs International	ZAR	10,604,651	USD	556,728	(13,955)
06/10/2020	Goldman Sachs International	USD	338,019	HKD	2,621,000	(101)
06/11/2020	Goldman Sachs International	USD	1,106,335	RUB	74,291,484	(110,770)
06/12/2020	Goldman Sachs International	CNY	5,439,100	USD	762,334	(8,716)
06/12/2020	Goldman Sachs International	JPY	63,826,335	CHF	568,814	(5,136)
06/12/2020	Goldman Sachs International	USD	3,750,906	JPY	398,774,194	(33,169)
06/12/2020	Goldman Sachs International	USD	474,099	MXN	11,479,000	(749)
07/10/2020	Goldman Sachs International	GBP	3,000	USD	3,713	(66)
07/10/2020	Goldman Sachs International	TWD	42,159,831	USD	1,406,969	(13,346)
05/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	411,698	PLN	1,760,720	(26,861)
05/12/2020	J.P. Morgan Chase Bank, N.A.	GBP	7,000	USD	8,652	(165)
05/12/2020	J.P. Morgan Chase Bank, N.A.	JPY	8,123,500	CHF	72,236	(853)
05/12/2020	J.P. Morgan Chase Bank, N.A.	JPY	12,388,000	USD	115,068	(375)
05/12/2020	J.P. Morgan Chase Bank, N.A.	PLN	1,088,562	EUR	238,728	(714)
05/12/2020	J.P. Morgan Chase Bank, N.A.	USD	102,379	EUR	93,300	(124)
05/12/2020	J.P. Morgan Chase Bank, N.A.	USD	259,928	MXN	6,251,153	(868)
05/15/2020	J.P. Morgan Chase Bank, N.A.	USD	36,444	JPY	3,800,000	(1,031)
05/22/2020	J.P. Morgan Chase Bank, N.A.	EUR	110,000	USD	118,279	(2,303)
05/22/2020	J.P. Morgan Chase Bank, N.A.	GBP	50,000	USD	61,436	(1,543)
05/28/2020	J.P. Morgan Chase Bank, N.A.	ZAR	3,704,135	USD	194,189	(5,147)
06/12/2020	J.P. Morgan Chase Bank, N.A.	CLP	274,179,700	USD	319,836	(8,871)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                        Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
06/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	2,548,154	PLN	11,022,552	$(138,455)
06/12/2020	J.P. Morgan Chase Bank, N.A.	EUR	900,000	USD	973,224	(13,776)
06/12/2020	J.P. Morgan Chase Bank, N.A.	GBP	720,000	USD	845,928	(61,054)
06/12/2020	J.P. Morgan Chase Bank, N.A.	NZD	892,400	USD	502,503	(44,797)
06/12/2020	J.P. Morgan Chase Bank, N.A.	USD	56,939	GBP	44,000	(1,512)
06/12/2020	J.P. Morgan Chase Bank, N.A.	USD	57,383	MXN	1,151,667	(9,893)
07/10/2020	J.P. Morgan Chase Bank, N.A.	CAD	1,117,394	USD	785,128	(17,759)
05/12/2020	Merrill Lynch International	EUR	407,979	PLN	1,743,113	(27,027)
05/12/2020	Merrill Lynch International	USD	115,531	RUB	7,398,629	(15,921)
05/12/2020	Morgan Stanley & Co. International PLC	JPY	19,828,300	USD	184,321	(458)
05/12/2020	Morgan Stanley & Co. International PLC	PLN	77,061	EUR	16,938	(8)
06/12/2020	Morgan Stanley & Co. International PLC	CAD	213,987	USD	148,457	(5,286)
06/12/2020	Morgan Stanley & Co. International PLC	EUR	554,700	USD	596,336	(11,985)
06/12/2020	Royal Bank of Canada	MXN	7,033,202	USD	287,641	(2,381)
05/12/2020	Royal Bank of Scotland Securities Inc.	USD	167,267	RUB	10,722,651	(22,904)
07/10/2020	Royal Bank of Scotland Securities Inc.	GBP	510,000	USD	627,139	(15,387)
05/12/2020	Standard Chartered Bank PLC	USD	151,045	KRW	183,615,000	(350)
06/10/2020	Standard Chartered Bank PLC	HKD	24,217,600	USD	3,108,894	(13,414)
06/12/2020	Standard Chartered Bank PLC	TWD	6,950,460	USD	233,112	(812)
07/10/2020	Standard Chartered Bank PLC	CNY	16,963,197	USD	2,383,811	(20,390)
05/12/2020	State Street Bank & Trust Co.	USD	9,073	GBP	7,000	(256)
05/22/2020	State Street Bank & Trust Co.	GBP	90,000	USD	111,918	(1,444)
05/28/2020	State Street Bank & Trust Co.	AUD	1,069,646	USD	677,696	(19,395)
05/28/2020	State Street Bank & Trust Co.	CAD	448,000	USD	316,436	(5,425)
05/28/2020	State Street Bank & Trust Co.	CHF	838,503	USD	865,550	(3,677)
05/28/2020	State Street Bank & Trust Co.	CNY	2,985,413	USD	420,376	(2,885)
05/28/2020	State Street Bank & Trust Co.	DKK	1,156,671	USD	168,514	(1,426)
05/28/2020	State Street Bank & Trust Co.	EUR	5,950,672	USD	6,464,936	(58,942)
05/28/2020	State Street Bank & Trust Co.	GBP	3,653,046	USD	4,504,796	(96,623)
05/28/2020	State Street Bank & Trust Co.	IDR	350,448,000	USD	22,165	(1,323)
05/28/2020	State Street Bank & Trust Co.	INR	17,250,000	USD	225,234	(3,926)
05/28/2020	State Street Bank & Trust Co.	JPY	14,341,161	USD	133,290	(383)
05/28/2020	State Street Bank & Trust Co.	KRW	1,192,933,348	USD	968,470	(10,819)
05/28/2020	State Street Bank & Trust Co.	NOK	919,340	USD	86,521	(3,225)
05/28/2020	State Street Bank & Trust Co.	SEK	2,660,647	USD	264,657	(8,127)
05/28/2020	State Street Bank & Trust Co.	SGD	246,518	USD	172,729	(2,103)
05/28/2020	State Street Bank & Trust Co.	THB	3,718,000	USD	114,474	(439)
05/28/2020	State Street Bank & Trust Co.	TWD	21,217,602	USD	706,765	(7,042)
05/28/2020	State Street Bank & Trust Co.	USD	54,806	HKD	425,000	(2)
05/28/2020	State Street Bank & Trust Co.	USD	27,346	JPY	2,928,000	(55)
05/28/2020	State Street Bank & Trust Co.	USD	12,351	THB	399,000	(18)
05/28/2020	State Street Bank & Trust Co.	ZAR	1,430,000	USD	75,406	(1,549)
06/12/2020	State Street Bank & Trust Co.	EUR	70,000	USD	75,862	(905)
05/12/2020	UBS AG	USD	440,094	RUB	28,018,922	(62,865)
06/12/2020	UBS AG	JPY	34,753,755	CHF	310,108	(2,397)
Subtotal–Depreciation						(1,985,302)
Total Forward Foreign Currency Contracts						$(186,337)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                        Invesco Global Targeted Returns Fund

Abbreviations:

AUD	-Australian Dollar
BBSW	-Bank Bill Swap Rate
BRL	-Brazilian Real
CAD	-Canadian Dollar
CHF	-Swiss Franc
CLP	-Chile Peso
CNY	-Chinese Yuan Renminbi
CRB	-Commodity Research Bureau
DKK	-Danish Krone
EUR	-Euro
EURIBOR	-Euro Interbank Offered Rate
GBP	-British Pound Sterling
HKD	-Hong Kong Dollar
HUF	-Hungarian Forint
IDR	-Indonesian Rupiah
INR	-Indian Rupee
JPY	-Japanese Yen
KRW	-South Korean Won
LIBOR	-London Interbank Offered Rate
MXN	-Mexican Peso
NOK	-Norwegian Krone
NZD	-New Zealand Dollar
PLN	-Polish Zloty
RPI	-Retail Price Index
RUB	-Russian Ruble
SEK	-Swedish Krona
SGD	-Singapore Dollar
THB	-Thai Baht
TIIE	-Interbank Equilibrium Interest Rate
TWD	-Taiwan New Dollar
USD	-U.S. Dollar
ZAR	-South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                        Invesco Global Targeted Returns Fund

Portfolio Composition

By asset type

	Risk Allocation(1)	Notional Value as % of Total Net Assets(2)	Value as % of Total Net Assets(3)
Commodity	4.27%	11.54%	0.12%
Credit	6.55	48.37	15.93
Currency	35.34	282.27	(0.07)
Equity	35.02	181.53	21.85
Inflation	3.40	22.83	1.51
Interest Rate	13.42	226.51	19.21
Volatility(4)	2.00	0.86	1.00
Money Market Funds Plus Other Assets Less Liabilities	-	-	40.45

(1)

The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.

(2)

The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of April 30, 2020.

(3)

The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of April 30, 2020.

(4)

Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                        Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $35,084,945)	$34,755,958
Investments in affiliated money market funds, at value (Cost $16,112,780)	16,114,000
Other investments:
Variation margin receivable — futures contracts	2,851,064
Variation margin receivable—centrally cleared swap agreements	1,792,794
Unrealized appreciation on swap agreements — OTC	4,801,466
Unrealized appreciation on forward foreign currency contracts outstanding	1,798,965
Deposits with brokers:
Cash collateral — OTC Derivatives	586,000
Cash	73,158
Foreign currencies, at value (Cost $2,186,275)	2,165,036
Receivable for:
Investments sold	1,301,955
Fund shares sold	55,868
Dividends	88,753
Interest	419,073
Investment for trustee deferred compensation and retirement plans	15,793
Other assets	50,675
Total assets	66,870,558

Liabilities:
Other investments:
Options written, at value (premiums received $1,137,095)	1,144,823
Unrealized depreciation on forward foreign currency contracts outstanding	1,985,302
Swaps payable — OTC	79,563
Unrealized depreciation on swap agreements—OTC	3,190,930
Payable for:
Investments purchased	1,296,821
Fund shares reacquired	18,027
Accrued fees to affiliates	71,405
Accrued other operating expenses	386,284
Trustee deferred compensation and retirement plans	15,793
Total liabilities	8,188,948
Net assets applicable to shares outstanding	$58,681,610

Net assets consist of:
Shares of beneficial interest	$67,573,186
Distributable earnings (loss)	(8,891,576)
$58,681,610

Net Assets:
Class A	$11,647,405
Class C	$3,792,004
Class R	$39,283
Class Y	$31,460,271
Class R5	$9,494
Class R6	$11,733,153

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,232,672
Class C	408,709
Class R	4,182
Class Y	3,314,948
Class R5	1,000
Class R6	1,237,022
Class A:
Net asset value per share	$9.45
Maximum offering price per share (Net asset value of $9.45 ÷ 94.50%)	$10.00
Class C:
Net asset value and offering price per share	$9.28
Class R:
Net asset value and offering price per share	$9.39
Class Y:
Net asset value and offering price per share	$9.49
Class R5:
Net asset value and offering price per share	$9.49
Class R6:
Net asset value and offering price per share	$9.48

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                        Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Interest	$566,678
Dividends (net of foreign withholding taxes of $21,568)	222,751
Dividends from affiliated money market funds	99,026
Total investment income	888,455

Expenses:
Advisory fees	352,679
Administrative services fees	4,763
Custodian fees	84,362
Distribution fees:
Class A	15,014
Class C	20,410
Class R	96
Transfer agent fees — A, C, R and Y	31,011
Transfer agent fees — R6	358
Trustees’ and officers’ fees and benefits	7,093
Registration and filing fees	32,718
Licensing fees	60,799
Reports to shareholders	14,400
Professional services fees	60,443
Other	3,218
Total expenses	687,364
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(282,994)
Net expenses	404,370
Net investment income	484,085

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $190)	(2,852,522)
Foreign currencies	(381,713)
Forward foreign currency contracts	1,276,025
Futures contracts	4,786,502
Option contracts written	(234,300)
Swap agreements	(2,361,231)
232,761
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $3,809)	(1,436,743)
Foreign currencies	(27,500)
Forward foreign currency contracts	483,798
Futures contracts	(2,175,650)
Option contracts written	(838,251)
Swap agreements	3,780,553
(213,793)
Net realized and unrealized gain	18,968
Net increase in net assets resulting from operations	$503,053

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                        Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$484,085	$1,417,516
Net realized gain (loss)	232,761	(1,215,956)
Change in net unrealized appreciation (depreciation)	(213,793)	2,101,565
Net increase in net assets resulting from operations	503,053	2,303,125

Distributions to shareholders from distributable earnings:
Class A	(478,373)	(209,288)
Class C	(129,371)	(61,092)
Class R	(1,429)	(310)
Class Y	(1,634,267)	(1,197,534)
Class R5	(424)	(207)
Class R6	(514,506)	(232,723)
Total distributions from distributable earnings	(2,758,370)	(1,701,154)

Share transactions–net:
Class A	494,567	30,867
Class C	(490,479)	(3,043,531)
Class R	5,464	14,380
Class Y	(6,797,016)	(31,171,087)
Class R6	328,500	839,701
Net increase (decrease) in net assets resulting from share transactions	(6,458,964)	(33,329,670)
Net increase (decrease) in net assets	(8,714,281)	(32,727,699)

Net assets:
Beginning of period	67,395,891	100,123,590
End of period	$58,681,610	$67,395,891

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                        Invesco Global Targeted Returns Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$ 9.76	$0.07	$ 0.01	$ 0.08	$(0.39)	$ —	$ —	$(0.39)	$ 9.45	0.84%	$11,647	1.40	%(d)	2.30	%(d)	1.37	%(d)	98%
Year ended 10/31/19	9.64	0.17	0.13	0.30	(0.18)	—	—	(0.18)	9.76	3.14	11,566	1.39		2.52		1.77		77
Year ended 10/31/18	10.00	0.13	(0.49)	(0.36)	—	—	—	—	9.64	(3.60)	11,416	1.40		2.69		1.26		67
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.31)	(0.01)	(0.44)	10.00	1.32	19,360	1.29		2.16		1.24		121
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	(0.14)	—	(0.20)	10.32	1.90	29,309	1.31	(e)	2.35		0.51		23
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	(0.10)	—	(0.16)	10.33	0.49	23,688	1.33	(e)	2.38		0.05		79
Class C
Six months ended 04/30/20	9.52	0.03	0.02	0.05	(0.29)	—	—	(0.29)	9.28	0.46	3,792	2.15	(d)	3.05	(d)	0.62	(d)	98
Year ended 10/31/19	9.38	0.10	0.12	0.22	(0.08)	—	—	(0.08)	9.52	2.38	4,388	2.14		3.27		1.02		77
Year ended 10/31/18	9.80	0.05	(0.47)	(0.42)	—	—	—	—	9.38	(4.29)	7,351	2.15		3.44		0.51		67
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.31)	(0.00)	(0.37)	9.80	0.52	12,263	2.04		2.91		0.49		121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	(0.14)	—	(0.18)	10.13	1.17	16,428	2.06	(e)	3.10		(0.24)		23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	(0.10)	—	(0.15)	10.19	(0.27)	11,524	2.08	(e)	3.13		(0.70)		79
Class R
Six months ended 04/30/20	9.69	0.05	0.01	0.06	(0.36)	—	—	(0.36)	9.39	0.58	39	1.65	(d)	2.55	(d)	1.12	(d)	98
Year ended 10/31/19	9.56	0.15	0.12	0.27	(0.14)	—	—	(0.14)	9.69	2.92	35	1.64		2.77		1.52		77
Year ended 10/31/18	9.94	0.10	(0.48)	(0.38)	—	—	—	—	9.56	(3.82)	20	1.65		2.94		1.01		67
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.31)	(0.01)	(0.42)	9.94	0.99	26	1.54		2.41		0.99		121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	(0.14)	—	(0.19)	10.27	1.65	17	1.56	(e)	2.60		0.26		23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	(0.10)	—	(0.15)	10.29	0.27	10	1.58	(e)	2.63		(0.20)		79
Class Y
Six months ended 04/30/20	9.82	0.08	0.01	0.09	(0.42)	—	—	(0.42)	9.49	0.93	31,460	1.15	(d)	2.05	(d)	1.62	(d)	98
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	—	—	(0.21)	9.82	3.48	39,571	1.14		2.27		2.02		77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	—	—	—	—	9.70	(3.39)	70,488	1.15		2.44		1.51		67
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.48	108,068	1.04		1.91		1.49		121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	(0.14)	—	(0.23)	10.37	2.24	175,284	1.06	(e)	2.10		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	—	(0.16)	10.37	0.72	97,703	1.08	(e)	2.13		0.30		79
Class R5
Six months ended 04/30/20	9.83	0.08	0.00	0.08	(0.42)	—	—	(0.42)	9.49	0.83	9	1.15	(d)	1.95	(d)	1.62	(d)	98
Year ended 10/31/19	9.71	0.20	0.13	0.33	(0.21)	—	—	(0.21)	9.83	3.47	10	1.13		2.17		2.03		77
Year ended 10/31/18	10.05	0.15	(0.49)	(0.34)	—	—	—	—	9.71	(3.38)	10	1.15		2.35		1.51		67
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.05	1.58	10	1.04		1.87		1.49		121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	(0.14)	—	(0.23)	10.37	2.15	63	1.06	(e)	2.09		0.76		23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	(0.10)	—	(0.16)	10.38	0.82	62	1.08	(e)	2.07		0.30		79
Class R6
Six months ended 04/30/20	9.82	0.08	0.00	0.08	(0.42)	—	—	(0.42)	9.48	0.83	11,733	1.15	(d)	1.95	(d)	1.62	(d)	98
Year ended 10/31/19	9.70	0.20	0.13	0.33	(0.21)	—	—	(0.21)	9.82	3.48	11,826	1.13		2.17		2.03		77
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	—	—	—	—	9.70	(3.39)	10,839	1.15		2.35		1.51		67
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.31)	(0.01)	(0.47)	10.04	1.59	8,626	1.04		1.81		1.49		121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	(0.14)	—	(0.23)	10.36	2.14	10	1.06	(e)	2.00		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	—	(0.16)	10.37	0.73	8,063	1.08	(e)	2.07		0.30		79

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $12,082, $4,106, $39, $36,047, $10 and $12,193 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44% and 0.44% for the years ended October 31, 2016 and 2015, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                        Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

41	Invesco Global Targeted Returns Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

J.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

42	Invesco Global Targeted Returns Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts - The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may

43	Invesco Global Targeted Returns Fund

write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the

44	Invesco Global Targeted Returns Fund

swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

R.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

45	Invesco Global Targeted Returns Fund

For the six months ended April 30, 2020, the Adviser waived advisory fees of $253,721 and reimbursed class level expenses of $6,664, $2,267, $22, $19,908, $0 and $358 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $496 in front-end sales commissions from the sale of Class A shares and $0 and $20 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 2,394,900	$10,740,398	$-	$13,135,298
Non-U.S. Dollar Denominated Bonds & Notes	78,492	10,944,749	-	11,023,241
U.S. Dollar Denominated Bonds & Notes	-	6,670,903	-	6,670,903
U.S. Treasury Securities	-	427,944	-	427,944
Asset-Backed Securities	-	23,790	-	23,790
Money Market Funds	16,114,000	-	-	16,114,000
Options Purchased	-	3,474,782	-	3,474,782
Total Investments in Securities	18,587,392	32,282,566	-	50,869,958

Other Investments - Assets*
Futures Contracts	1,088,161	-	-	1,088,161
Forward Foreign Currency Contracts	-	1,798,965	-	1,798,965
Swap Agreements	-	5,882,899	-	5,882,899
	1,088,161	7,681,864	-	8,770,025

46	Invesco Global Targeted Returns Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$(2,836,955)	$–	$–	$(2,836,955)
Forward Foreign Currency Contracts	–	(1,985,302)	–	(1,985,302)
Options Written	–	(1,144,823)	–	(1,144,823)
Swap Agreements	–	(3,752,420)	–	(3,752,420)
	(2,836,955)	(6,882,545)	–	(9,719,500)
Total Other Investments	(1,748,794)	799,319	–	(949,475)
Total Investments	$16,838,598	$33,081,885	$–	$49,920,483

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$-	$765,797	$322,364	$1,088,161
Unrealized appreciation on swap agreements – Centrally Cleared(a)	-	158,469	-	-	922,964	1,081,433
Unrealized appreciation on forward foreign currency contracts outstanding	-	-	1,798,965	-	-	1,798,965
Unrealized appreciation on swap agreements – OTC	91,090	-	157,382	4,552,994	-	4,801,466
Options purchased, at value – OTC(b)	-	-	70,189	676,540	2,728,053	3,474,782
Total Derivative Assets	91,090	158,469	2,026,536	5,995,331	3,973,381	12,244,807
Derivatives not subject to master netting agreements	-	(158,469)	-	(765,797)	(1,245,328)	(2,169,594)
Total Derivative Assets subject to master netting agreements	$91,090	$-	$2,026,536	$5,229,534	$2,728,053	$10,075,213

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$-	$(2,743,553)	$(93,402)	$(2,836,955)
Unrealized depreciation on swap agreements – Centrally Cleared(a)	-	(139,869)	-	-	(421,621)	(561,490)
Unrealized depreciation on forward foreign currency contracts outstanding	-	-	(1,985,302)	-	-	(1,985,302)
Unrealized depreciation on swap agreements – OTC	(17,821)	-	(12,084)	(3,161,025)	-	(3,190,930)
Options written, at value – OTC	-	-	(44,357)	(797,756)	(302,710)	(1,144,823)
Total Derivative Liabilities	(17,821)	(139,869)	(2,041,743)	(6,702,334)	(817,733)	(9,719,500)
Derivatives not subject to master netting agreements	-	139,869	-	2,743,553	515,023	3,398,445
Total Derivative Liabilities subject to master netting agreements	$(17,821)	$-	$(2,041,743)	$(3,958,781)	$(302,710)	$(6,321,055)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

47                        Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received/Pledged)
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Fund
Bank of America, N.A.	$-	$979,811	$7,354	$987,165	$-	$(89,024)	$(6,623)	$(95,647)	$891,518	$-	$(891,518)	$-
Barclays Bank PLC	327,224	226	130,209	457,659	(429,274)	(621)	(146,506)	(576,401)	(118,742)	-	-	(118,742)
BNP Paribas S.A.	244,506	-	78,981	323,487	(174,058)	-	(197,218)	(371,276)	(47,789)	-	-	(47,789)
Citibank, N.A.	222,825	338,355	-	561,180	(205,525)	-	-	(205,525)	355,655	-	(270,000)	85,655
Deutsche Bank AG	8,746	-	-	8,746	(41,084)	-	-	(41,084)	(32,338)	-	-	(32,338)
Goldman Sachs International	457,038	528,924	281,975	1,267,937	(367,686)	(589,716)	(126,120)	(1,083,522)	184,415	-	(184,415)	-
HSBC Bank USA, N.A.	-	3,161	-	3,161	-	(402)	-	(402)	2,759	-	-	2,759
J.P. Morgan Chase Bank, N.A.	368,869	40,436	103,719	513,024	(336,101)	(29,707)	(24,319)	(390,127)	122,897	-	(122,897)	-
Merrill Lynch International	16,315	-	1,009,706	1,026,021	(42,948)	-	(798,538)	(841,486)	184,535	-	(130,000)	54,535
Morgan Stanley and Co. International PLC	105,889	450,535	193,927	750,351	(17,737)	-	(253,254)	(270,991)	479,360	-	(479,360)	-
Royal Bank of Canada	21,318	-	-	21,318	(2,381)	-	-	(2,381)	18,937	-	-	18,937
Royal Bank of Scotland Securities, Inc.	7,561	-	-	7,561	(38,291)	-	-	(38,291)	(30,730)	-	-	(30,730)
Societe Generale	-	972,164	1,482,355	2,454,519	-	(227,313)	(795,222)	(1,022,535)	1,431,984	-	(1,431,984)	-
Standard Charted Bank PLC	7,331	-	-	7,331	(34,966)	-	-	(34,966)	(27,635)	-	-	(27,635)
State Street Bank & Trust Co.	11,343	-	-	11,343	(229,989)	-	-	(229,989)	(218,646)	-	-	(218,646)
UBS AG	-	161,170	1,422,150	1,583,320	(65,262)	(208,040)	(904,872)	(1,178,174)	405,146	-	(270,000)	135,146
Subtotal - Fund	1,798,965	3,474,782	4,710,376	9,984,123	(1,985,302)	(1,144,823)	(3,252,672)	(6,382,797)	3,601,326	-	(3,780,174)	(178,848)
Subsidiary
BNP Paribas S.A.	-	-	5,315	5,315	-	-	(13,722)	(13,722)	(8,407)	-	-	(8,407)
Macquarie Bank Ltd.	-	-	85,775	85,775	-	-	(4,099)	(4,099)	81,676	-	-	81,676
Subtotal - Subsidiary	-	-	91,090	91,090	-	-	(17,821)	(17,821)	73,269	-	-	73,269
Total	$1,798,965	$3,474,782	$4,801,466	$10,075,213	$(1,985,302)	$(1,144,823)	$(3,270,493)	$(6,400,618)	$3,674,595	$-	$(3,780,174)	$(105,579)

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ -	$1,276,025	$ -	$ -	$1,276,025
Futures contracts	0	-	-	4,286,830	499,672	4,786,502
Options purchased(a)	-	-	(345,870)	(484,378)	19,362	(810,886)
Options written	-	-	369,519	(600,731)	(3,088)	(234,300)
Swap agreements	1,216,046	10,934	0	(4,587,552)	999,341	(2,361,231)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	483,798	-	-	483,798
Futures contracts	-	-	-	(2,153,696)	(21,954)	(2,175,650)
Options purchased(a)	-	-	(28,665)	42,770	1,161,122	1,175,227
Options written	-	-	54,595	(756,246)	(136,600)	(838,251)
Swap agreements	126,411	28,929	441,633	2,592,867	590,713	3,780,553
Total	$1,342,457	$39,863	$2,251,035	$(1,660,136)	$3,108,568	$5,081,787

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

48                        Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$148,580,734	$66,970,776	$110,188,512	$35,827,529	$23,590,464	$87,767,717	$2,363,661	$14,443,774	$205,231,523
Average Contracts	-	-	956	-	-	565	-	-	-

NOTE 5-Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $54.

NOTE 6-Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7-Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8-Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,843,326	$5,004,271	$8,847,597

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9-Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $19,725,886 and $24,995,743, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $21,097,987 and $21,081,032, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,550,285
Aggregate unrealized (depreciation) of investments	(13,087,976)
Net unrealized appreciation (depreciation) of investments	$ (537,691)

Cost of investments for tax purposes is $50,458,174.

NOTE 10-Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	280,918	$ 2,696,433	365,843	$ 3,540,317
Class C	8,098	75,410	5,243	49,072
Class R	451	4,395	2,175	20,960
Class Y	282,286	2,711,361	931,970	9,028,781
Class R6	166,771	1,580,043	176,070	1,721,431

49                        Invesco Global Targeted Returns Fund

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	45,176	$ 429,624	15,830	$ 148,007
Class C	12,050	112,908	4,992	45,826
Class R	113	1,069	18	166
Class Y	163,363	1,558,482	114,033	1,069,629
Class R6	53,887	514,082	24,788	232,515

Automatic conversion of Class C shares to Class A shares:
Class A	1,253	12,189	31,486	304,591
Class C	(1,281)	(12,189)	(32,197)	(304,591)

Reacquired:
Class A	(279,214)	(2,643,679)	(413,224)	(3,962,048)
Class C	(70,882)	(666,608)	(301,183)	(2,833,838)
Class R	-	-	(701)	(6,746)
Class Y	(1,158,986)	(11,066,859)	(4,282,329)	(41,269,497)
Class R6	(187,903)	(1,765,625)	(114,009)	(1,114,245)
Net increase (decrease) in share activity	(683,900)	$ (6,458,964)	(3,471,195)	$(33,329,670)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 17% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11-Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

50                        Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,008.40	$6.99	$1,017.90	$7.02	1.40%
Class C	1,000.00	1,004.60	10.72	1,014.17	10.77	2.15
Class R	1,000.00	1,006.80	8.23	1,016.66	8.27	1.65
Class Y	1,000.00	1,009.30	5.75	1,019.14	5.77	1.15
Class R5	1,000.00	1,009.30	5.75	1,019.14	5.77	1.15
Class R6	1,000.00	1,009.40	5.75	1,019.14	5.77	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

51                        Invesco Global Targeted Returns Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Greater China Fund
Nasdaq:
A: AACFX ∎ C: CACFX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Greater China Fund

Fund Performance

Performance summary

  Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.12%

Class C Shares	2.72

Class Y Shares	3.26

Class R5 Shares	3.32

Class R6 Shares	3.32

MSCI China Index▼ (Broad Market Index)*	5.25

MSCI Golden Dragon Index▼ (Former Broad Market/Style-Specific Index)*	1.91

MSCI China All Shares Index⬛ (Style-Specific Index)*	4.76

Lipper China Region Funds Index◆ (Peer Group Index)	4.28

Source(s): ▼RIMES Technologies Corp.; ⬛Bloomberg L.P.; ◆Lipper Inc.

*The Fund has elected to use the MSCI China Index to represent its broad market benchmark and the MSCI China All Shares Index to represent its style-specific index rather than the MSCI Golden Dragon Index because the MSCI China Index and the MSCI China All Shares Index more closely reflect the performance of the types of securities in which the Fund invests.

The MSCI China Index is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

    The MSCI China All Shares Index is composed of large and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings.

    The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Greater China Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	8.15%
10 Years	4.18
5 Years	2.71
1 Year	-7.07
Class C Shares
Inception (3/31/06)	8.01%
10 Years	3.99
5 Years	3.11
1 Year	-3.40
Class Y Shares
Inception (10/3/08)	8.70%
10 Years	5.03
5 Years	4.14
1 Year	-1.45
Class R5 Shares
Inception (3/31/06)	9.08%
10 Years	5.23
5 Years	4.33
1 Year	-1.31
Class R6 Shares
10 Years	4.90%
5 Years	4.14
1 Year	-1.27
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Greater China Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Greater China Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-90.73%(b)
Apparel Retail-1.71%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	6,054,000	$1,218,462

Auto Parts & Equipment-2.78%
Minth Group Ltd.	842,000	1,978,721

Automobile Manufacturers-0.28%
Jiangling Motors Corp. Ltd., B Shares	311,100	200,244

Construction Materials-2.14%
Asia Cement China Holdings Corp.	1,343,500	1,523,390

Electronic Components-0.58%
Largan Precision Co. Ltd. (Taiwan)	3,000	409,826

Electronic Manufacturing Services-0.14%
FIH Mobile Ltd. (c)	877,000	99,038

Footwear-2.17%
Stella International Holdings Ltd.	1,519,000	1,545,589

Gas Utilities-0.74%
Towngas China Co. Ltd.	1,059,000	524,121

Health Care Equipment-4.04%
MicroPort Scientific Corp.	1,328,000	2,876,359

Health Care Supplies-4.25%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	2,008,000	3,029,261

Hotels, Resorts & Cruise Lines-0.78%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	381,578	555,108

Hypermarkets & Super Centers-5.01%
Sun Art Retail Group Ltd.	2,157,500	3,567,297

Interactive Home Entertainment-5.47%
HUYA, Inc., ADR (c)	37,976	616,351
NetEase, Inc., ADR	9,514	3,281,949
		3,898,300

Interactive Media & Services-15.04%
JOYY, Inc., ADR (c)	26,718	1,628,729
Tencent Holdings Ltd.	112,500	5,968,474
Weibo Corp., ADR (c)	83,050	3,116,867
		10,714,070

Investment Abbreviations:

ADR - American Depositary Receipt

	Shares	Value
Internet & Direct Marketing Retail-20.47%
Alibaba Group Holding Ltd., ADR (c)	30,049	$6,090,031
JD.com, Inc., ADR (c)	118,758	5,118,470
Meituan Dianping, B Shares (c)	253,700	3,370,128
		14,578,629
Life & Health Insurance-1.05%
AIA Group Ltd. (Hong Kong)	82,200	748,222

Marine Ports & Services-1.18%
Qingdao Port International Co. Ltd., H Shares (d)	1,562,000	838,558

Packaged Foods & Meats-8.74%
Dali Foods Group Co. Ltd. (d)	4,679,000	2,881,790
Uni-President China Holdings Ltd.	3,369,000	3,343,478
		6,225,268

Pharmaceuticals-4.51%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., H Shares	615,000	399,235
Sino Biopharmaceutical Ltd.	1,908,000	2,809,625
		3,208,860

Restaurants-5.16%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	714,229
Cafe de Coral Holdings Ltd. (Hong Kong)	660,000	1,366,590
Xiabuxiabu Catering Management China Holdings Co. Ltd. (c)(d)	1,737,000	1,591,656
		3,672,475

Wireless Telecommunication Services-4.49%
China Mobile Ltd.	400,000	3,199,322
Total Common Stocks & Other Equity Interests (Cost $56,154,284)		64,611,120

Money Market Funds-9.58%
Invesco Government & Agency
Portfolio,Institutional Class, 0.20%(e)(f)	2,437,372	2,437,372
Invesco Liquid Assets Portfolio,Institutional Class, 0.60%(e)(f)	1,596,971	1,597,929
Invesco Treasury Portfolio,Institutional Class, 0.10%(e)(f)	2,785,568	2,785,567
Total Money Market Funds (Cost $6,820,257)		6,820,868
TOTAL INVESTMENTS IN SECURITIES-100.31% (Cost $62,974,541)		71,431,988
OTHER ASSETS LESS LIABILITIES-(0.31)%		(217,958)
NET ASSETS-100.00%		$71,214,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Greater China Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $5,312,004, which represented 7.46% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,367,915	$6,621,111	$(6,551,654)	$-	$-	$2,437,372	$7,990
Invesco Liquid Assets Portfolio, Institutional Class	1,691,911	4,829,250	(4,922,855)	480	(857)	1,597,929	7,119
Invesco Treasury Portfolio, Institutional Class	2,706,189	7,566,983	(7,487,605)	-	-	2,785,567	8,680
Total	$6,766,015	$19,017,344	$(18,962,114)	$480	$(857)	$6,820,868	$23,789

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Consumer Discretionary	33.35%
Communication Services	25.01
Consumer Staples	13.75
Health Care	12.80
Materials	2.14
Other Sectors, Each Less than 2% of Net Assets	3.68
Money Market Funds Plus Other Assets Less Liabilities	9.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Greater China Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $56,154,284)	$64,611,120
Investments in affiliated money market funds, at value (Cost $6,820,257)	6,820,868
Cash	7,482
Foreign currencies, at value (Cost $300)	300
Receivable for:
Fund shares sold	163,843
Dividends	7,151
Investment for trustee deferred compensation and retirement plans	50,925
Other assets	50,356
Total assets	71,712,045

Liabilities:
Payable for:
Investments purchased	62,433
Fund shares reacquired	235,177
Accrued fees to affiliates	55,519
Accrued other operating expenses	88,107
Trustee deferred compensation and retirement plans	56,779
Total liabilities	498,015
Net assets applicable to shares outstanding	$71,214,030

Net assets consist of:
Shares of beneficial interest	$68,672,415
Distributable earnings	2,541,615
$71,214,030

Net Assets:

Class A	$59,506,644
Class C	$3,605,876
Class Y	$7,540,530
Class R5	$17,355
Class R6	$543,625

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,510,186
Class C	157,139
Class Y	318,171
Class R5	733
Class R6	22,966
Class A:
Net asset value per share	$23.71
Maximum offering price per share
(Net asset value of $23.71 ÷ 94.50%)	$25.09
Class C:
Net asset value and offering price per share	$22.95
Class Y:
Net asset value and offering price per share	$23.70
Class R5:
Net asset value and offering price per share	$23.68
Class R6:
Net asset value and offering price per share	$23.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Greater China Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $3,398)	$162,119
Dividends from affiliated money market funds	23,789
Total investment income	185,908

Expenses:
Advisory fees	351,015
Administrative services fees	5,530
Custodian fees	9,875
Distribution fees:
Class A	76,865
Class C	21,433
Transfer agent fees – A, C and Y	103,949
Transfer agent fees – R5	11
Transfer agent fees – R6	296
Trustees’ and officers’ fees and benefits	7,089
Registration and filing fees	26,418
Reports to shareholders	14,426
Professional services fees	31,405
Other	8,414
Total expenses	656,726
Less: Fees waived and/or expense offset arrangement(s)	(3,504)
Net expenses	653,222
Net investment income (loss)	(467,314)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,497,786)
Foreign currencies	(12,170)
(1,509,956)
Change in net unrealized appreciation of:
Investment securities	4,455,472
Foreign currencies	32
4,455,504
Net realized and unrealized gain	2,945,548
Net increase in net assets resulting from operations	$2,478,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Greater China Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income (loss)	$(467,314)	$661,973
Net realized gain (loss)	(1,509,956)	(3,672,911)
Change in net unrealized appreciation	4,455,504	9,911,154
Net increase in net assets resulting from operations	2,478,234	6,900,216

Distributions to shareholders from distributable earnings:
Class A	(682,070)	(9,832,851)
Class C	(1,933)	(1,650,955)
Class Y	(125,477)	(1,260,617)
Class R5	(360)	(4,188)
Class R6	(8,603)	(112,199)
Total distributions from distributable earnings	(818,443)	(12,860,810)

Share transactions–net:
Class A	(4,604,408)	7,652,688
Class C	(1,751,788)	(3,908,555)
Class Y	(2,053,242)	2,010,543
Class R5	(5,747)	983
Class R6	(103,355)	53,858
Net increase (decrease) in net assets resulting from share transactions	(8,518,540)	5,809,517
Net increase (decrease) in net assets	(6,858,749)	(151,077)

Net assets:
Beginning of period	78,072,779	78,223,856
End of period	$71,214,030	$78,072,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Greater China Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$23.24	$(0.14	)(d)	$0.86		$0.72	$(0.25)	$—	$(0.25)	$23.71	3.12%		$59,507	1.73	%(e)	1.74	%(e)	(1.24	)%(d)(e)	30%
Year ended 10/31/19	25.52	0.20	(d)	1.77		1.97	(0.21)	(4.04)	(4.25)	23.24	9.33		62,869	1.76		1.76		0.86	(d)	59
Year ended 10/31/18	29.40	0.34	(d)	(4.06	)(f)	(3.72)	(0.16)	—	(0.16)	25.52	(12.71	)(f)	59,615	1.79		1.80		1.15	(d)	45
Year ended 10/31/17	22.23	0.05		7.27		7.32	(0.15)	—	(0.15)	29.40	33.19		69,843	1.93		1.93		0.22		56
Year ended 10/31/16	21.10	0.15		1.20		1.35	(0.22)	—	(0.22)	22.23	6.51		52,479	1.93		1.93		0.74		52
Year ended 10/31/15	19.93	0.18		1.08		1.26	(0.09)	—	(0.09)	21.10	6.36		53,087	1.88		1.88		0.85		130
Class C
Six months ended 04/30/20	22.35	(0.23	)(d)	0.84		0.61	(0.01)	—	(0.01)	22.95	2.72		3,606	2.48	(e)	2.49	(e)	(1.99	)(d)(e)	30
Year ended 10/31/19	24.65	0.02	(d)	1.72		1.74	—	(4.04)	(4.04)	22.35	8.51		5,198	2.51		2.51		0.11	(d)	59
Year ended 10/31/18	28.45	0.11	(d)	(3.91	)(f)	(3.80)	—	—	—	24.65	(13.36	)(f)	10,155	2.54		2.55		0.40	(d)	45
Year ended 10/31/17	21.52	(0.13)		7.06		6.93	—	—	—	28.45	32.20		13,422	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.39	(0.00)		1.16		1.16	(0.03)	—	(0.03)	21.52	5.73		11,879	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.32	0.02		1.05		1.07	—	—	—	20.39	5.54		13,922	2.63		2.63		0.10		130
Class Y
Six months ended 04/30/20	23.26	(0.12	)(d)	0.87		0.75	(0.31)	—	(0.31)	23.70	3.26		7,541	1.48	(e)	1.49	(e)	(0.99	)(d)(e)	30
Year ended 10/31/19	25.57	0.26	(d)	1.76		2.02	(0.29)	(4.04)	(4.33)	23.26	9.56		9,339	1.51		1.51		1.11	(d)	59
Year ended 10/31/18	29.44	0.42	(d)	(4.07	)(f)	(3.65)	(0.22)	—	(0.22)	25.57	(12.48	)(f)	7,801	1.54		1.55		1.40	(d)	45
Year ended 10/31/17	22.26	0.12		7.27		7.39	(0.21)	—	(0.21)	29.44	33.53		11,444	1.68		1.68		0.47		56
Year ended 10/31/16	21.14	0.21		1.19		1.40	(0.28)	—	(0.28)	22.26	6.77		5,216	1.68		1.68		0.99		52
Year ended 10/31/15	19.98	0.23		1.08		1.31	(0.15)	—	(0.15)	21.14	6.62		3,449	1.63		1.63		1.10		130
Class R5
Six months ended 04/30/20	23.27	(0.10	)(d)	0.87		0.77	(0.36)	—	(0.36)	23.68	3.32		17	1.30	(e)	1.31	(e)	(0.81	)(d)(e)	30
Year ended 10/31/19	25.58	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.27	9.79		23	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.46	0.46	(d)	(4.08	)(f)	(3.62)	(0.26)	—	(0.26)	25.58	(12.38	)(f)	25	1.40		1.40		1.54	(d)	45
Year ended 10/31/17	22.28	0.16		7.28		7.44	(0.26)	—	(0.26)	29.46	33.80		72	1.50		1.50		0.65		56
Year ended 10/31/16	21.17	0.25		1.19		1.44	(0.33)	—	(0.33)	22.28	7.00		54	1.45		1.45		1.22		52
Year ended 10/31/15	20.01	0.28		1.08		1.36	(0.20)	—	(0.20)	21.17	6.88		75	1.41		1.41		1.32		130
Class R6
Six months ended 04/30/20	23.26	(0.09	)(d)	0.86		0.77	(0.36)	—	(0.36)	23.67	3.32		544	1.30	(e)	1.31	(e)	(0.81	)(d)(e)	30
Year ended 10/31/19	25.57	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.26	9.79		642	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.45	0.46	(d)	(4.07	)(f)	(3.61)	(0.27)	—	(0.27)	25.57	(12.36	)(f)	629	1.40		1.40		1.54	(d)	45
Year ended 10/31/17(g)	23.28	0.25		5.92		6.17	—	—	—	29.45	26.50		107	1.47	(h)	1.47	(h)	0.68	(h)	56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the six months ended April 30, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.17) and (1.35)%, $(0.26) and (2.10)%, $(0.15) and (1.10)%, $(0.12) and (0.92)% and $(0.12) and (0.92)% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, 0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $61,858, $4,312, $8,708, $22 and $595 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Greater China Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12                      Invesco Greater China Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

13                      Invesco Greater China Fund

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $2,390.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $3,989 in front-end sales commissions from the sale of Class A shares and $500 and $790 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

14                      Invesco Greater China Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$19,852,397	$44,758,723	$–	$64,611,120
Money Market Funds	6,820,868	–	–	6,820,868
Total Investments	$26,673,265	$44,758,723	$–	$71,431,988

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,114.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,757,293	$1,833,607	$3,590,900

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $20,675,141 and $30,484,216, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$16,326,269
Aggregate unrealized (depreciation) of investments	(7,868,872)
Net unrealized appreciation of investments	$8,457,397

    Cost of investments for tax purposes is $62,974,591.

15                      Invesco Greater China Fund

NOTE 9–Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	187,423	$4,389,918	311,654	$7,298,558
Class C	5,675	131,351	58,820	1,306,818
Class Y	81,688	1,878,837	250,488	5,728,727
Class R5	317	8,133	8	192
Class R6	5,845	137,689	13,440	300,415

Issued as reinvestment of dividends:
Class A	27,259	641,679	440,672	9,337,827
Class C	74	1,688	75,847	1,555,617
Class Y	5,031	118,279	55,199	1,168,565
Class R5	4	97	46	984
Class R6	350	8,219	5,123	108,248

Automatic conversion of Class C shares to Class A shares:
Class A	12,498	296,922	215,385	4,785,457
Class C	(12,924)	(296,922)	(222,977)	(4,785,457)

Reacquired:
Class A	(422,329)	(9,932,927)	(598,165)	(13,769,154)
Class C	(68,324)	(1,587,905)	(91,029)	(1,985,533)
Class Y	(170,008)	(4,050,358)	(209,325)	(4,886,749)
Class R5	(592)	(13,977)	(8)	(193)
Class R6	(10,841)	(249,263)	(15,531)	(354,805)
Net increase (decrease) in share activity	(358,854)	$(8,518,540)	289,647	$5,809,517

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                      Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,031.20	$8.74	$1,016.26	$8.67	1.73%
Class C	1,000.00	1,027.20	12.50	1,012.53	12.41	2.48
Class Y	1,000.00	1,032.60	7.48	1,017.50	7.42	1.48
Class R5	1,000.00	1,033.20	6.57	1,018.40	6.52	1.30
Class R6	1,000.00	1,033.20	6.57	1,018.40	6.52	1.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                      Invesco Greater China Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Health Care Fund
Nasdaq:
A: GGHCX ◾ C: GTHCX ◾ Y: GGHYX ◾ Investor: GTHIX ◾ R6: GGHSX

2 Letters to Shareholders
3 Fund Performance
5 Liquidity Risk Management Program
6 Schedule of Investments
8 Financial Statements
11 Financial Highlights
12 Notes to Financial Statements
17 Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance. Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,
Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Andrew Schlossberg	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,
Andrew Schlossberg Head of the Americas, Senior Managing Director, Invesco Ltd.

2                         Invesco Long/Short Equity Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.98%
Class C Shares	6.59
Class Y Shares	7.10
Investor Class Shares	6.98
Class R6 Shares	7.15
MSCI World Index▼ (Broad Market Index)	-7.29
MSCI World Health Care Index▼ (Style-Specific Index)	6.99
Lipper Global Health/Biotechnology Funds Index∎ (Peer Group Index)	8.09
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

The MSCI World Index SM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                         Invesco Health Care Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (8/7/89)	10.42%
10 Years	10.67
5 Years	3.10
1 Year	9.24
Class C Shares
Inception (3/1/99)	8.49%
10 Years	10.47
5 Years	3.50
1 Year	13.74
Class Y Shares
Inception (10/3/08)	10.90%
10 Years	11.58
5 Years	4.54
1 Year	15.87
Investor Class Shares
Inception (7/15/05)	8.60%
10 Years	11.30
5 Years	4.28
1 Year	15.61
Class R6 Shares
10 Years	11.41%
5 Years	4.48
1 Year	15. 96

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements.

Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                         Invesco Health Care Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                         Invesco Health Care Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–92.27%
Biotechnology–15.56%
ACADIA Pharmaceuticals, Inc.(b)	198,595	$9,594,124

Amarin Corp. PLC, ADR (Ireland)(b)	364,252	2,771,958

Arcus Biosciences, Inc.(b)	198,276	5,236,469

Ascendis Pharma A/S, ADR (Denmark)(b)	64,070	8,696,221

Biogen, Inc.(b)	126,713	37,612,220

BioMarin Pharmaceutical, Inc.(b)	244,643	22,512,049

Exact Sciences Corp.(b)	210,528	16,627,501

Global Blood Therapeutics, Inc.(b)	127,978	9,792,877

Immunomedics, Inc.(b)	372,824	11,326,393

Incyte Corp.(b)	137,313	13,409,988

IVERIC bio, Inc.(b)	397,196	1,541,121

Kadmon Holdings, Inc.(b)	1,265,601	5,442,084

Keros Therapeutics, Inc.(b)	217,384	6,423,697

Neurocrine Biosciences, Inc.(b)	95,163	9,339,297

Rocket Pharmaceuticals, Inc.(b)	320,739	4,746,937

Sarepta Therapeutics, Inc.(b)	76,499	9,017,702

Vertex Pharmaceuticals, Inc.(b)	143,153	35,960,034

Zentalis Pharmaceuticals, Inc.(b)	199,681	7,008,803

		217,059,475

Drug Retail–0.46%

Raia Drogasil S.A. (Brazil)	329,978	6,358,170

Health Care Equipment–16.31%
Abbott Laboratories	417,287	38,427,960

Baxter International, Inc.	213,203	18,928,162

Becton, Dickinson and Co.	54,170	13,679,550

Boston Scientific Corp.(b)	777,096	29,125,558

Edwards Lifesciences Corp.(b)	84,614	18,403,545

Globus Medical, Inc., Class A(b)	62,207	2,952,344

Koninklijke Philips N.V. (Netherlands)	540,384	23,552,772

Medtronic PLC	546,969	53,400,584

Zimmer Biomet Holdings, Inc.	242,341	29,008,218

		227,478,693

Health Care Facilities–1.28%

HCA Healthcare, Inc.(b)	162,049	17,805,944

Health Care Services–2.74%
Cigna Corp.	111,748	21,878,024

CVS Health Corp.	266,146	16,381,286

		38,259,310

Health Care Supplies–2.02%
Alcon, Inc. (Switzerland)(b)	137,086	7,239,512

Ansell Ltd. (Australia)	190,082	3,488,971

Silk Road Medical, Inc.(b)	417,430	17,481,968

		28,210,451

Health Care Technology–1.69%
HMS Holdings Corp.(b)	214,761	6,158,272

Inspire Medical Systems, Inc.(b)	171,222	12,269,768

Ping An Healthcare and Technology Co. Ltd. (China)(b)(c)	369,800	5,094,222

		23,522,262

	Shares	Value
Household Products–0.26%

Reckitt Benckiser Group PLC (United Kingdom)	43,607	$3,643,868

Life Sciences Tools & Services–7.44%
10X Genomics, Inc., Class A(b)	63,890	5,102,894

Bio-Rad Laboratories, Inc., Class A(b)	22,057	9,707,286

Eurofins Scientific SE (Luxembourg)	12,365	6,849,150

Illumina, Inc.(b)	24,857	7,930,129

IQVIA Holdings, Inc.(b)	24,133	3,441,124

Lonza Group AG (Switzerland)	8,331	3,641,127

Thermo Fisher Scientific, Inc.	200,742	67,184,333

		103,856,043

Managed Health Care–11.57%
Anthem, Inc.	87,252	24,494,254

Centene Corp.(b)	290,063	19,312,394

Hapvida Participacoes e Investimentos S.A. (Brazil)(c)	1,010,600	9,745,649

HealthEquity, Inc.(b)	76,901	4,327,219

Humana, Inc.	66,400	25,352,848

Notre Dame Intermedica Participacoes S.A. (Brazil)	1,010,561	10,185,706

UnitedHealth Group, Inc.	232,177	67,904,807

		161,322,877

Pharmaceuticals–32.94%
AstraZeneca PLC, ADR (United Kingdom)	1,118,456	58,472,880

Avadel Pharmaceuticals PLC, ADR(b)	529,596	5,497,207

Axsome Therapeutics, Inc.(b)	305,552	29,036,607

Bristol-Myers Squibb Co.	527,396	32,070,951

Elanco Animal Health, Inc.(b)	390,433	9,647,599

Eli Lilly and Co.	265,474	41,052,899

Johnson & Johnson	413,918	62,104,259

Merck & Co., Inc.	344,121	27,302,560

Milestone Pharmaceuticals, Inc. (Canada)(b)	231,515	696,860

Novartis AG, ADR (Switzerland)	677,992	57,446,262

Novo Nordisk A/S, Class B (Denmark)	475,617	30,370,068

Odonate Therapeutics, Inc.(b)	185,583	5,224,161

Pfizer, Inc.	606,684	23,272,398

Relmada Therapeutics, Inc.(b)	193,411	8,115,526

Roche Holding AG (Switzerland)	84,900	29,530,644

Sanofi, ADR (France)	775,210	36,303,084

Zogenix, Inc.(b)	119,666	3,378,171

		459,522,136

Total Common Stocks & Other Equity Interests (Cost $768,621,671)		1,287,039,229

Money Market Funds–7.29%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(d)(e)	35,065,845	35,065,845

Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(d)(e)	26,546,891	26,562,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Health Care Fund

	Shares	Value

Money Market Funds-(continued)

Invesco Treasury Portfolio, Institutional Class, 0.10%(d)(e)	40,075,251	$ 40,075,251
Total Money Market Funds (Cost $101,693,830)		101,703,915

TOTAL INVESTMENTS IN SECURITIES–99.56% (Cost $870,315,501)		1,388,743,144

OTHER ASSETS LESS LIABILITIES–0.44%		6,081,430
NET ASSETS–100.00%		$1,394,824,574

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $14,839,871, which represented 1.06% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,583,523	$62,936,412	$(34,454,090)	$-	$-	$35,065,845	$59,525
Invesco Liquid Assets Portfolio, Institutional Class	4,704,943	46,343,620	(24,492,099)	8,725	(2,370)	26,562,819	64,380
Invesco Treasury Portfolio, Institutional Class	7,524,027	71,927,328	(39,376,104)	-	-	40,075,251	62,286
Total	$18,812,493	$181,207,360	$(98,322,293)	$8,725	$(2,370)	$101,703,915	$186,191

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition
By sector, based on Net Assets as of April 30, 2020

Health Care	91.55%
Consumer Staples	0.72

Money Market Funds Plus Other Assets Less Liabilities	7.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Health Care Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $768,621,671)	$1,287,039,229
Investments in affiliated money market funds, at value (Cost $101,693,830)	101,703,915
Foreign currencies, at value (Cost $752)	753
Receivable for:
Investments sold	2,535,542
Fund shares sold	599,789
Dividends	4,101,194
Investment for trustee deferred compensation and retirement plans	235,425

Other assets	72,978

Total assets	1,396,288,825
Liabilities:
Payable for:
Fund shares reacquired	370,267
Accrued fees to affiliates	705,691
Accrued other operating expenses	80,334

Trustee deferred compensation and retirement plans	307,959

Total liabilities	1,464,251
Net assets applicable to shares outstanding	$1,394,824,574
Net assets consist of:
Shares of beneficial interest	$831,396,116

Distributable earnings	563,428,458
$1,394,824,574

Net Assets:
Class A	$719,285,446
Class C	$25,151,184
Class Y	$42,588,870
Investor Class	$607,711,767
Class R6	$87,307
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,056,470
Class C	974,568
Class Y	1,043,775
Investor Class	15,252,885
Class R6	2,136
Class A:
Net asset value per share	$39.84
Maximum offering price per share
(Net asset value of $39.84 ÷ 94.50%)	$42.16
Class C:
Net asset value and offering price per share	$25.81
Class Y:
Net asset value and offering price per share	$40.80
Investor Class:
Net asset value and offering price per share	$39.84
Class R6:
Net asset value and offering price per share	$40.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Health Care Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $704,643)	$10,290,338

Dividends from affiliated money market funds	186,191

Total investment income	10,476,529

Expenses:
Advisory fees	4,357,278

Administrative services fees	95,908

Custodian fees	18,445

Distribution fees:
Class A	893,263

Class C	124,210

Investor Class	763,949

Transfer agent fees — A, C, Y and Investor	1,074,595

Transfer agent fees — R6	43

Trustees’ and officers’ fees and benefits	14,571

Registration and filing fees	41,258

Reports to shareholders	57,076

Professional services fees	31,595

Other	37,308

Total expenses	7,509,499

Less: Fees waived and/or expense offset arrangement(s)	(27,142)

Net expenses	7,482,357

Net investment income	2,994,172

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	43,152,070

Foreign currencies	100,096

43,252,166

Change in net unrealized appreciation (depreciation) of:
Investment securities	46,796,827

Foreign currencies	(13,052)

46,783,775

Net realized and unrealized gain	90,035,941

Net increase in net assets resulting from operations	$93,030,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Health Care Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019

Operations:
Net investment income	$2,994,172	$2,788,733

Net realized gain	43,252,166	48,453,868

Change in net unrealized appreciation	46,783,775	80,595,633

Net increase in net assets resulting from operations	93,030,113	131,838,234

Distributions to shareholders from distributable earnings:
Class A	(26,366,874)	(52,354,831)

Class C	(1,306,960)	(5,049,774)

Class Y	(1,567,121)	(2,626,962)

Investor Class	(22,563,712)	(44,427,867)

Class R6	(3,940)	(3,125)

Total distributions from distributable earnings	(51,808,607)	(104,462,559)

Share transactions–net:
Class A	(3,349,215)	(2,750,883)

Class C	271,498	(18,515,860)

Class Y	3,604,345	575,153

Investor Class	(7,881,244)	782,507

Class R6	33,430	8,617

Net increase (decrease) in net assets resulting from share transactions	(7,321,186)	(19,900,466)

Net increase in net assets	33,900,320	7,475,209

Net assets:

Beginning of period	1,360,924,254	1,353,449,045

End of period	$1,394,824,574	$1,360,924,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Health Care Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$38.59	$0.09	$2.63	$2.72	$(0.10)	$(1.37)	$(1.47)	$39.84	7.01%	$719,285	1.07	%(d)	1.07	%(d)	0.43	%(d)	6%
Year ended 10/31/19	37.89	0.08	3.52	3.60	–	(2.90)	(2.90)	38.59	10.46	700,483	1.08		1.08		0.22		11
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.89	7.03	687,513	1.09		1.09		(0.06)		36
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	–	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09		1.09		0.23		21
Year ended 10/31/15	47.08	0.02	1.53	1.55	–	(4.93)	(4.93)	43.70	3.56	981,963	1.04		1.05		0.04		47
Class C
Six months ended 04/30/20	25.48	(0.04)	1.74	1.70	–	(1.37)	(1.37)	25.81	6.59	25,151	1.82	(d)	1.82	(d)	(0.32	)(d)	6
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	–	(2.90)	(2.90)	25.48	9.62	24,570	1.83		1.83		(0.53)		11
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	–	(2.45)	(2.45)	26.20	6.24	45,895	1.84		1.84		(0.81)		36
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	–	(0.74)	(0.74)	27.10	16.84	56,741	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	–	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	–	(4.93)	(4.93)	33.56	2.78	107,976	1.79		1.80		(0.71)		47
Class Y
Six months ended 04/30/20	39.54	0.14	2.69	2.83	(0.20)	(1.37)	(1.57)	40.80	7.10	42,589	0.82	(d)	0.82	(d)	0.68	(d)	6
Year ended 10/31/19	38.67	0.18	3.59	3.77	–	(2.90)	(2.90)	39.54	10.70	38,519	0.83		0.83		0.47		11
Year ended 10/31/18	38.47	0.07	2.58	2.65	–	(2.45)	(2.45)	38.67	7.32	36,930	0.84		0.84		0.19		36
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87		0.87		0.13		36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	–	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84		0.84		0.48		21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79		0.80		0.29		47
Investor Class
Six months ended 04/30/20	38.60	0.09	2.62	2.71	(0.10)	(1.37)	(1.47)	39.84	6.98	607,712	1.07	(d)	1.07	(d)	0.43	(d)	6
Year ended 10/31/19	37.90	0.08	3.52	3.60	–	(2.90)	(2.90)	38.60	10.45	597,301	1.08		1.08		0.22		11
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	–	(2.45)	(2.45)	37.90	7.03	583,069	1.09		1.09		(0.06)		36
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	–	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09		1.09		0.23		21
Year ended 10/31/15	47.09	0.02	1.53	1.55	–	(4.93)	(4.93)	43.71	3.57	714,351	1.04		1.05		0.04		47
Class R6
Six months ended 04/30/20	39.61	0.15	2.70	2.85	(0.22)	(1.37)	(1.59)	40.87	7.15	87	0.77	(d)	0.77	(d)	0.73	(d)	6
Year ended 10/31/19	38.71	0.20	3.60	3.80	–	(2.90)	(2.90)	39.61	10.77	52	0.77		0.77		0.53		11
Year ended 10/31/18	38.49	0.09	2.58	2.67	–	(2.45)	(2.45)	38.71	7.37	41	0.79		0.79		0.24		36
Year ended 10/31/17(e)	36.35	0.05	2.09	2.14	–	–	–	38.49	5.89	14	0.78	(f)	0.78	(f)	0.22	(f)	36

(a)	Calculated using average of Units outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $719,240, $25,002, $42,816, $615,117 and $87 for Class A, Class C, Class Y, Investor Class and Class R6 shares, respectively.

(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Health Care Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

12                         Invesco Health Care Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lockin” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its

13                         Invesco Health Care Fund

entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 350 million	0.750%
Next $350 million	0.650%
Next $1.3 billion	0.550%
Next $2 billion	0.450%
Next $2 billion	0.400%
Next $2 billion	0.375%
Over $8 billion	0.350%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $16,128.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $35,250 in front-end sales commissions from the sale of Class A shares and $318 and $216 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

14                         Invesco Health Care Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,180,868,407	$106,170,822	$–	$1,287,039,229
Money Market Funds	101,703,915	–	–	101,703,915
Total Investments	$1,282,572,322	$106,170,822	$–	$1,388,743,144

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,014.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $79,893,517 and $224,027,206, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$532,775,820

Aggregate unrealized (depreciation) of investments	(15,217,674)

Net unrealized appreciation of investments	$517,558,146

Cost of investments for tax purposes is $871,184,998.

15                         Invesco Health Care Fund

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	628,445	$24,105,858	820,361	$29,930,079

Class C	135,212	3,393,987	172,952	4,192,240

Class Y	293,365	11,958,453	444,200	16,528,640

Investor Class	95,563	3,645,505	163,824	5,980,611

Class R6	1,210	49,615	213	7,971

Issued as reinvestment of dividends:
Class A	588,599	23,755,862	1,402,255	48,153,428

Class C	47,165	1,236,669	209,277	4,775,696

Class Y	33,361	1,378,148	64,599	2,268,073

Investor Class	522,381	21,083,288	1,226,589	42,121,076

Class R6	40	1,655	66	2,326

Automatic conversion of Class C shares to Class A shares:
Class A	18,734	736,510	545,028	19,038,952

Class C	(28,826)	(736,510)	(821,208)	(19,038,952)

Reacquired:
Class A	(1,331,849)	(51,947,445)	(2,757,964)	(99,873,342)

Class C	(143,405)	(3,622,648)	(348,416)	(8,444,844)

Class Y	(257,075)	(9,732,256)	(489,739)	(18,221,560)

Investor Class	(840,890)	(32,610,037)	(1,298,537)	(47,319,180)

Class R6	(415)	(17,840)	(45)	(1,680)

Net increase (decrease) in share activity	(238,385)	$(7,321,186)	(666,545)	$(19,900,466)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 8% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                         Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,070.10	$5.51	$1,019.54	$5.37	1.07%
Class C	1,000.00	1,065.90	9.35	1,015.81	9.12	1.82
Class Y	1,000.00	1,071.00	4.22	1,020.79	4.12	0.82
Investor Class	1,000.00	1,069.80	5.51	1,019.54	5.37	1.07
Class R6	1,000.00	1,071.50	3.97	1,021.03	3.87	0.77

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                         Invesco Health Care Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available atinvesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov. Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ◾ C: LSQCX ◾ R: LSQRX ◾ Y: LSQYX ◾ R5: LSQFX ◾ R6: LSQSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
23	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely, Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely, Andrew Schlossberg Head of the Americas, Senior Managing Director, Invesco Ltd.

2                          Invesco Long/Short Equity Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-17.97%
Class C Shares	-18.16
Class R Shares	-18.06
Class Y Shares	-17.87
Class R5 Shares	-17.73
Class R6 Shares	-17.81
S&P 500 Index▼ (Broad Market Index)	-3.16
FTSE US 3-Month Treasury Bill Index▼ (Style-Specific Index)	0.76
Lipper Alternative Long/Short Equity Funds Index∎ (Peer Group Index)	-4.87
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

   The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.

   The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.

   The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

   A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                          Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	-1.95%
5 Years	-3.53
1 Year	-27.01
Class C Shares
Inception (12/19/13)	-1.80%
5 Years	-3.15
1 Year	-24.04
Class R Shares
Inception (12/19/13)	-1.31%
5 Years	-2.67
1 Year	-22.90
Class Y Shares
Inception (12/19/13)	-0.82%
5 Years	-2.20
1 Year	-22.52
Class R5 Shares
Inception (12/19/13)	-0.76%
5 Years	-2.12
1 Year	-22.39
Class R6 Shares
Inception (12/19/13)	-0.74%
5 Years	-2.10
1 Year	-22.45

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                          Invesco Long/Short Equity Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                          Invesco Long/Short Equity Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-84.90%
Agricultural Products-0.50%
Ingredion, Inc.	2,500	$ 203,000

Alternative Carriers-1.53%
CenturyLink, Inc.	58,550	621,801

Application Software-4.75%
Cadence Design Systems, Inc.(b)	3,250	263,673
Citrix Systems, Inc.	5,650	819,306
Synopsys, Inc.(b)	5,400	848,448
		1,931,427

Asset Management & Custody Banks-0.74%
State Street Corp.	4,800	302,592

Biotechnology-6.35%
BioMarin Pharmaceutical, Inc.(b)	2,850	262,257
Incyte Corp.(b)	8,000	781,280
Neurocrine Biosciences, Inc.(b)	7,850	770,399
Vertex Pharmaceuticals, Inc.(b)	3,050	766,160
		2,580,096

Broadcasting-1.73%
Discovery, Inc., Class C(b)	34,400	702,104

Building Products-1.53%
Owens Corning	14,350	622,216

Cable & Satellite-2.42%
Altice USA, Inc., Class A(b)	31,700	823,249
Liberty Global PLC, Class C (United Kingdom)(b)	8,750	160,212
		983,461

Construction Machinery & Heavy Trucks-1.51%
Allison Transmission Holdings, Inc.	15,800	574,172
Cummins, Inc.	250	40,875
		615,047

Data Processing & Outsourced Services-2.04%
Jack Henry & Associates, Inc.	1,100	179,905
Western Union Co. (The)	33,950	647,426
		827,331

Distributors-1.52%
LKQ Corp.(b)	23,650	618,448

Electric Utilities-1.61%
Entergy Corp.	6,850	654,244

Fertilizers & Agricultural Chemicals-1.51%
CF Industries Holdings, Inc.	22,350	614,625

Health Care Distributors-4.11%
AmerisourceBergen Corp.	9,350	838,321
Cardinal Health, Inc.	16,500	816,420
McKesson Corp.	100	14,125
		1,668,866

	Shares	Value
Health Care Equipment-0.82%
Hologic, Inc.(b)	5,250	$ 263,025
STERIS PLC	500	71,250
		334,275

Health Care Facilities-1.83%
Universal Health Services, Inc., Class B(b)	7,050	745,114

Health Care Services-3.22%
Cigna Corp.	2,350	460,083
DaVita, Inc.(b)	10,750	849,357
		1,309,440

Health Care Supplies-1.73%
DENTSPLY SIRONA, Inc.	16,600	704,504

Homebuilding-0.93%
PulteGroup, Inc.	13,400	378,818

Household Appliances-1.17%
Whirlpool Corp.	4,250	474,895

Housewares & Specialties-1.03%
Newell Brands, Inc.	30,200	419,176

Human Resource & Employment Services-1.78%
ManpowerGroup, Inc.	9,750	723,840

Industrial Conglomerates-1.15%
Carlisle Cos., Inc.	2,100	254,016
General Electric Co.	31,300	212,840
		466,856

Industrial Machinery-0.86%
Dover Corp.	3,300	309,045
SPX Corp.(b)	1,050	40,037
		349,082

Integrated Oil & Gas-0.74%
Cenovus Energy, Inc. (Canada)	83,050	302,302

Interactive Home Entertainment-4.36%
Activision Blizzard, Inc.	9,400	599,062
Electronic Arts, Inc.(b)	6,400	731,264
Take-Two Interactive Software, Inc.(b)	3,650	441,832
		1,772,158

Internet & Direct Marketing Retail-0.91%
Expedia Group, Inc.	5,200	369,096

Internet Services & Infrastructure-1.64%
Akamai Technologies, Inc.(b)	6,800	664,428

IT Consulting & Other Services-3.93%
Booz Allen Hamilton Holding Corp.	10,800	793,152
Leidos Holdings, Inc.	8,150	805,301
		1,598,453

Life & Health Insurance-2.19%
Athene Holding Ltd., Class A(b)	12,700	342,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Long/Short Equity Fund

	Shares	Value
Life & Health Insurance-(continued)
MetLife, Inc.	15,150	$ 546,612
		889,512

Office REITs-0.21%
SL Green Realty Corp.	1,600	84,880

Oil & Gas Drilling-0.89%
Helmerich & Payne, Inc.	18,350	362,780

Oil & Gas Exploration & Production-3.06%
Canadian Natural Resources Ltd. (Canada)	31,100	521,236
Devon Energy Corp.	38,650	481,965
Marathon Oil Corp.	39,500	241,740
		1,244,941

Oil & Gas Refining & Marketing-0.67%
HollyFrontier Corp.	8,200	270,928

Packaged Foods & Meats-0.41%
Campbell Soup Co.	3,350	167,433

Paper Packaging-0.16%
International Paper Co.	1,900	65,075

Personal Products-0.16%
Coty, Inc., Class A	11,850	64,583

Pharmaceuticals-1.51%
Eli Lilly and Co.	600	92,784
Mylan N.V.(b)	31,150	522,386
		615,170

Property & Casualty Insurance-1.15%
Allstate Corp. (The)	4,600	467,912

Railroads-1.74%
Kansas City Southern	5,400	704,970

Regional Banks-2.52%
Citizens Financial Group, Inc.	21,500	481,385
Signature Bank	5,050	541,259
		1,022,644

	Shares	Value
Research & Consulting Services-0.10%
Thomson Reuters Corp. (Canada)(b)	550	$ 38,781

Residential REITs-0.51%
Mid-America Apartment Communities, Inc.	1,850	207,052

Semiconductor Equipment-2.13%
Applied Materials, Inc.	550	27,324
Teradyne, Inc.	13,400	838,036
		865,360

Semiconductors-1.74%
Qorvo, Inc.(b)	7,200	705,816

Specialty Chemicals-1.21%
Axalta Coating Systems Ltd.(b)	24,850	490,539

Technology Distributors-1.82%
Avnet, Inc.	24,600	738,492

Technology Hardware, Storage & Peripherals-4.77%
HP, Inc.	41,850	649,093
Seagate Technology PLC	1,200	59,940
Western Digital Corp.	12,800	589,824
Xerox Holdings Corp.	34,950	639,236
		1,938,093
Total Common Stocks & Other Equity Interests (Cost $37,823,398)		34,502,656

Money Market Funds-21.68%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	3,097,147	3,097,147
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	2,174,747	2,176,051
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	3,539,596	3,539,596
Total Money Market Funds (Cost $8,810,710)		8,812,794
TOTAL INVESTMENTS IN SECURITIES-106.58% (Cost $46,634,108)		43,315,450
OTHER ASSETS LESS LIABILITIES–(6.58)%		(2,674,718)
NET ASSETS-100.00%		$40,640,732

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,299,613	$ 6,259,590	$(4,462,056)	$ -	$ -	$3,097,147	$ 6,275
Invesco Liquid Assets Portfolio, Institutional Class	928,510	4,471,135	(3,224,987)	2,037	(644)	2,176,051	6,144
Invesco Treasury Portfolio, Institutional Class	1,485,273	7,153,816	(5,099,493)	-	-	3,539,596	6,731
Total	$3,713,396	$17,884,541	$(12,786,536)	$2,037	$(644)	$8,812,794	$19,150

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Long/Short Equity Fund

Open Over-The-Counter Total Return Swap Agreements

Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments Paid (Received)	Value		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities

Equity Risk

Equity Securities – Long	Morgan Stanley & Co. LLC	12/22/2021	Federal Funds floating rate	Monthly	$34,124,750	$–	$999,733	(2)	$ 999,733	(2)	$35,067,478

Equity Risk

Equity Securities – Short	Morgan Stanley & Co. LLC	12/22/2021	Federal Funds floating rate	Monthly	(40,924,686)	–	(3,675,490	)(3)	(3,675,490	)(3)	(44,572,654)

Total – Total Return Swap Agreements						$–	$(2,675,757)		$(2,675,757)		$(9,505,176)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $57,005 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(27,522) of dividends payable and financing fees related to the reference entities.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2020.

	Shares	Value	Percentage of Reference Entities
Equity Securities - Long

Advertising
Interpublic Group of Cos., Inc. (The)	2,600	$44,148	0.11
Omnicom Group, Inc.	6,050	345,031	0.90
		389,179

Alternative Carriers
CenturyLink, Inc.	4,800	50,976	0.14

Application Software
Cadence Design Systems, Inc.	7,050	571,966	1.65

Asset Management & Custody Banks
Ameriprise Financial, Inc.	5,250	603,435	1.61
State Street Corp.	6,800	428,672	1.14
		1,032,107

Auto Parts & Equipment
Magna International, Inc.	18,600	725,958	1.91

Biotechnology
Alexion Pharmaceuticals, Inc.	7,650	822,145	2.33
Amgen, Inc.	3,500	837,270	2.35
Biogen, Inc.	2,650	786,600	2.31
Gilead Sciences, Inc.	10,400	873,600	2.48
Regeneron Pharmaceuticals, Inc.	1,460	767,785	2.39
		4,087,400

Cable & Satellite
Charter Communications, Inc. Class A	1,620	802,273	2.36
Liberty Global PLC, Class C	34,200	626,202	1.71
		1,428,475

	Shares	Value	Percentage of Reference Entities
Computer & Electronics Retail
Best Buy Co., Inc.	9,200	$705,916	1.86

Construction Machinery & Heavy Trucks
Cummins, Inc.	5,350	874,725	2.27

Data Processing & Outsourced Services
Jack Henry & Associates, Inc.	2,050	335,278	0.96

Diversified Banks
Canadian Imperial Bank of Commerce	2,250	133,673	0.37

Electric Utilities
Southern Co. (The)	14,250	808,402	2.38

Electrical Components & Equipment
Eaton Corp. PLC	5,300	442,550	1.21

Food Retail
Kroger Co. (The)	20,500	648,005	1.94

General Merchandise Stores
Target Corp.	7,700	844,998	2.41

Health Care Distributors
McKesson Corp.	5,800	819,250	2.30

Health Care Services
CVS Health Corp.	11,550	710,902	2.04

Homebuilding
PulteGroup, Inc.	950	26,857	0.07

Household Products
Kimberly-Clark Corp.	5,850	810,108	2.45
Procter & Gamble Co. (The)	6,950	819,196	2.43
		1,629,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Industrial Conglomerates
General Electric Co.	69,000	$469,200	1.30

Integrated Oil & Gas
Imperial Oil Ltd.	6,200	100,378	0.23
Suncor Energy, Inc.	20,350	363,247	0.93
		463,625

Integrated Telecommunication Services
AT&T, Inc.	21,100	642,917	1.82
Verizon Communications, Inc.	7,500	430,875	1.27
		1,073,792

Interactive Home Entertainment
Electronic Arts, Inc.	600	68,556	0.20
Take-Two Interactive Software, Inc.	2,700	326,835	1.01
		395,391

Internet & Direct Marketing Retail
Booking Holdings, Inc.	430	636,645	1.71
eBay, Inc.	21,100	840,413	2.36
Expedia Group, Inc.	3,500	248,430	0.63
		1,725,488

Internet Services & Infrastructure
Akamai Technologies, Inc.	1,250	122,138	0.38

IT Consulting & Other Services
Booz Allen Hamilton Holding Corp.	150	11,016	0.03
Cognizant Technology Solutions Corp. Class A	1,550	89,931	0.24
		100,947

Managed Health Care
Humana, Inc.	2,200	840,004	2.37

Movies & Entertainment
Liberty Media Corp-Liberty SiriusXM Series C	3,300	112,431	0.29

Oil & Gas Exploration & Production
Canadian Natural Resources Ltd.	6,200	103,912	0.24

Packaged Foods & Meats
Campbell Soup Co.	10,500	524,790	1.56
General Mills, Inc.	13,700	820,493	2.42
		1,345,283

Pharmaceuticals
Eli Lilly and Co.	3,250	502,580	1.54
Merck & Co., Inc.	9,300	737,862	2.18
		1,240,442

	Shares	Value	Percentage of Reference Entities
Property & Casualty Insurance
Allstate Corp. (The)	2,300	$233,956	0.69

Regional Banks
Citizens Financial Group, Inc.	10,850	242,932	0.62

Research & Consulting Services
Thomson Reuters Corp.	7,800	549,978	1.62

Residential REITs
Camden Property Trust	1,500	132,105	0.37
Equity Residential	5,000	325,300	0.96
Essex Property Trust, Inc.	2,180	532,138	1.56
Mid-America Apartment Communities, Inc.	4,650	520,428	1.48
		1,509,971

Semiconductor Equipment
Applied Materials, Inc.	13,700	680,616	2.09
Lam Research Corp.	3,100	791,368	2.47
		1,471,984

Semiconductors
Intel Corp.	12,400	743,752	2.18
Qorvo, Inc.	450	44,113	0.11
QUALCOMM, Inc.	10,900	857,503	2.39
		1,645,368

Specialized REITs
SBA Communications Corp.	2,700	782,784	2.43

Systems Software
Microsoft Corp.	4,750	851,247	2.41
Oracle Corp.	15,650	828,981	2.40
		1,680,228

Technology Hardware, Storage & Peripherals
Apple, Inc.	2,800	822,640	2.27
Hewlett Packard Enterprise Co.	61,600	619,696	1.63
Seagate Technology PLC	13,500	674,325	2.01
		2,116,661

Trading Companies & Distributors
HD Supply Holdings, Inc.	8,850	262,668	0.71

Trucking
Old Dominion Freight Line, Inc.	2,150	312,374	0.81
Total Equity Securities - Long		$35,067,478

Equity Securities - Short

Aerospace & Defense
Boeing Co. (The)	(4,820)	(679,716)	1.57
BWX Technologies, Inc.	(950)	(50,407)	0.12
HEICO Corp.	(4,900)	(429,240)	0.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Aerospace & Defense–(continued)
TransDigm Group, Inc.	(1,720)	$(624,498)	1.33
		(1,783,861)

Agricultural Products
Archer-Daniels-Midland Co.	(11,100)	(412,254)	0.96

Apparel, Accessories & Luxury Goods
Capri Holdings Ltd.	(44,900)	(684,725)	1.26
Columbia Sportswear Co.	(8,800)	(641,432)	1.47
lululemon athletica, inc.	(2,900)	(648,092)	1.50
Tapestry, Inc.	(28,800)	(428,544)	0.94
		(2,402,793)

Application Software
Ceridian HCM Holding, Inc.	(3,250)	(191,652)	0.41
Guidewire Software, Inc.	(6,700)	(608,628)	1.45
Nutanix, Inc., Class A	(35,000)	(717,150)	1.49
Splunk, Inc.	(4,800)	(673,728)	1.54
Trade Desk, Inc. (The) Class A	(2,400)	(702,192)	1.43
Zendesk, Inc.	(8,450)	(649,636)	1.49
		(3,542,986)

Asset Management & Custody Banks
Affiliated Managers Group, Inc.	(2,050)	(143,418)	0.31

Auto Parts & Equipment
Autoliv, Inc.	(8,450)	(507,169)	1.13

Biotechnology
Bluebird Bio, Inc.	(10,600)	(571,128)	1.44
Exact Sciences Corp.	(8,250)	(651,585)	1.49
Sarepta Therapeutics, Inc.	(5,100)	(601,188)	1.42
		(1,823,901)

Building Products
A.O. Smith Corp.	(15,100)	(639,938)	1.43
Lennox International, Inc.	(3,500)	(653,380)	1.47
		(1,293,318)

Construction & Engineering
Fluor Corp.	(35,900)	(420,030)	0.72

Consumer Finance
Credit Acceptance Corp.	(2,280)	(710,380)	1.44

Data Processing & Outsourced Services
Square, Inc., Class A	(10,000)	(651,400)	1.49

Diversified Banks
Wells Fargo & Co.	(13,950)	(405,248)	0.97

Diversified Chemicals
Chemours Co. (The)	(25,550)	(299,702)	0.63

	Shares	Value	Percentage of Reference Entities
Diversified Metals & Mining
Teck Resources Ltd. Class B	(11,100)	$(97,791)	0.19

Electronic Components
Corning, Inc.	(28,150)	(619,582)	1.37

Electronic Equipment & Instruments
Cognex Corp.	(12,750)	(704,310)	1.53

Electronic Manufacturing Services
IPG Photonics Corp.	(4,850)	(627,251)	1.38

Environmental & Facilities Services
Rollins, Inc.	(16,300)	(652,000)	1.50

Fertilizers & Agricultural Chemicals
Mosaic Co. (The)	(40,100)	(461,551)	1.08
Nutrien Ltd.	(15,900)	(567,789)	1.33
		(1,029,340)

Financial Exchanges & Data
FactSet Research Systems, Inc.	(2,250)	(618,750)	1.50

Footwear
NIKE, Inc. Class B	(7,000)	(610,260)	1.52

Health Care Equipment
ABIOMED, Inc.	(3,650)	(698,062)	1.49
Intuitive Surgical, Inc.	(1,200)	(613,056)	1.50
Stryker Corp.	(1,650)	(307,610)	0.77
		(1,618,728)

Health Care REITs
Ventas, Inc.	(13,550)	(438,343)	0.94
Welltower, Inc.	(12,350)	(632,690)	1.34
		(1,071,033)

Industrial Machinery
Fortive Corp.	(10,200)	(652,800)	1.44
IDEX Corp.	(1,200)	(184,356)	0.46
Xylem, Inc.	(6,100)	(438,590)	1.03
		(1,275,746)

Insurance Brokers
Marsh & McLennan Cos., Inc.	(3,300)	(321,189)	0.76

Integrated Oil & Gas
Exxon Mobil Corp.	(14,250)	(662,197)	1.47

Interactive Media & Services
Zillow Group, Inc., Class C	(15,300)	(672,588)	1.46

Internet & Direct Marketing Retail
Grubhub, Inc.	(14,300)	(683,397)	1.52
Wayfair, Inc., Class A	(5,050)	(626,402)	1.19
		(1,309,799)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Internet Services & Infrastructure
MongoDB, Inc.	(3,850)	$(624,200)	1.49
Twilio, Inc. Class A	(5,650)	(634,495)	1.49
		(1,258,695)

Leisure Products
Hasbro, Inc.	(8,250)	(595,733)	1.50

Movies & Entertainment
Live Nation Entertainment, Inc.	(16,250)	(729,137)	1.50
Madison Square Garden Co. (The) Class A	(420)	(71,954)	0.18
Roku, Inc.	(4,950)	(600,089)	1.48
Walt Disney Co. (The)	(6,150)	(665,123)	1.52
		(2,066,303)

Oil & Gas Exploration & Production
Concho Resources, Inc.	(9,500)	(538,840)	1.23
Diamondback Energy, Inc.	(17,400)	(757,596)	1.49
Hess Corp.	(14,650)	(712,576)	1.41
		(2,009,012)

Oil & Gas Refining & Marketing
Phillips 66	(7,800)	(570,726)	1.21

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(14,850)	(693,346)	1.48
ONEOK, Inc.	(22,500)	(673,425)	1.55
		(1,366,771)

Pharmaceuticals
Nektar Therapeutics	(28,900)	(554,880)	1.38

Property & Casualty Insurance
Erie Indemnity Co. Class A	(2,050)	(365,023)	0.89
Progressive Corp. (The)	(950)	(73,435)	0.19
Travelers Cos., Inc. (The)	(3,550)	(359,295)	0.88
		(797,753)

Real Estate Development
Howard Hughes Corp. (The)	(5,250)	(284,340)	0.66

	Shares	Value	Percentage of Reference Entities
Regional Banks
Comerica, Inc.	(19,350)	$(674,541)	1.51
Cullen/Frost Bankers, Inc.	(9,850)	(707,821)	1.42
		(1,382,362)

Retail REITs
Federal Realty Investment Trust	(5,100)	(424,677)	0.91
Macerich Co. (The)	(42,500)	(317,475)	0.61
Simon Property Group, Inc.	(12,100)	(807,917)	1.59
		(1,550,069)

Semiconductors
Marvell Technology Group Ltd.	(22,950)	(613,683)	1.49
ON Semiconductor Corp.	(42,500)	(681,912)	1.48
Xilinx, Inc.	(6,900)	(603,060)	1.53
		(1,898,655)

Specialized REITs
American Tower Corp.	(2,500)	(595,000)	1.55
Digital Realty Trust, Inc.	(4,150)	(620,383)	1.51
VICI Properties, Inc.	(20,300)	(353,626)	0.77
		(1,569,009)

Specialty Chemicals
Albemarle Corp.	(5,400)	(331,722)	0.78
Ecolab, Inc.	(2,800)	(541,800)	1.28
International Flavors & Fragrances, Inc.	(4,900)	(642,047)	1.49
		(1,515,569)

Specialty Stores
Five Below, Inc.	(7,650)	(689,724)	1.53

Systems Software
Palo Alto Networks, Inc.	(650)	(127,732)	0.31

Trading Companies & Distributors
Watsco, Inc.	(300)	(48,297)	0.11
Total Equity Securities - Short		$(44,572,654)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

Portfolio Composition

By sector, based on total net assets

as of April 30, 2020

	Equity Securities		Gross Exposure[3]	Net Exposure[4]
	Long[1]	Short[2]
Information Technology	42.60%	23.20%	65.80%	19.40%
Health Care	38.52	9.84	48.36	28.68
Consumer Discretionary	15.48	15.05	30.53	0.43
Industrials	15.83	13.47	29.30	2.36
Communication Services	18.53	6.74	25.27	11.79
Financials	10.64	10.78	21.42	(0.14)
Energy	6.76	11.34	18.10	(4.58)
Real Estate	6.36	11.01	17.37	(4.65)
Consumer Staples	9.98	1.01	10.99	8.97
Materials	2.88	7.24	10.12	(4.36)

Utilities	3.60	-	3.60	3.60
Money Market Funds Plus Other Assets Less Liabilities	15.10	-	15.10	15.10

Total	186.28%	109.68%	295.96%	76.60%

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $37,823,398)	$34,502,656
Investments in affiliated money market funds, at value (Cost $8,810,710)	8,812,794
Other investments:
Swaps receivable – OTC	31,695
Unrealized appreciation on swap agreements – OTC	999,733
Deposits with brokers:
Cash collateral – OTC Derivatives	50,606
Foreign currencies, at value (Cost $863)	872
Receivable for:
Fund shares sold	6,489
Dividends	11,014
Investment for trustee deferred compensation and retirement plans	15,269
Other assets	50,497
Total assets	44,481,625

Liabilities:
Other investments:
Swaps payable – OTC	42,906
Unrealized depreciation on swap agreements–OTC	3,675,490
Payable for:
Fund shares reacquired	25,511
Accrued fees to affiliates	12,895
Accrued other operating expenses	68,822
Trustee deferred compensation and retirement plans	15,269
Total liabilities	3,840,893
Net assets applicable to shares outstanding	$40,640,732

Net assets consist of:
Shares of beneficial interest	$46,464,414
Distributable earnings (loss)	(5,823,682)
$40,640,732

Net Assets:
Class A	$2,667,284
Class C	$524,025
Class R	$144,386
Class Y	$1,819,789
Class R5	$5,441
Class R6	$35,479,807

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	398,441
Class C	81,649
Class R	21,868
Class Y	268,265
Class R5	800
Class R6	5,209,505
Class A:
Net asset value per share	$6.69
Maximum offering price per share (Net asset value of $6.69 ÷ 94.50%)	$7.08
Class C:
Net asset value and offering price per share	$6.42
Class R:
Net asset value and offering price per share	$6.60
Class Y:
Net asset value and offering price per share	$6.78
Class R5:
Net asset value and offering price per share	$6.80
Class R6:
Net asset value and offering price per share	$6.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $2,222)	$810,015
Dividends from affiliated money market funds	19,151
Total investment income	829,166

Expenses:
Advisory fees	194,820
Administrative services fees	3,748
Custodian fees	1,542
Distribution fees:
Class A	4,675
Class C	3,502
Class R	420
Transfer agent fees – A, C, R and Y	10,693
Transfer agent fees – R6	344
Trustees’ and officers’ fees and benefits	6,911
Registration and filing fees	32,965
Reports to shareholders	8,876
Professional services fees	44,769
Other	3,753
Total expenses	317,018
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(7,942)
Net expenses	309,076
Net investment income	520,090

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,033,427)
Foreign currencies	(105)
Swap agreements	1,107,545
74,013
Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,986,747)
Foreign currencies	3
Swap agreements	(3,057,895)
(10,044,639)
Net realized and unrealized gain (loss)	(9,970,626)
Net increase (decrease) in net assets resulting from operations	$(9,450,536)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$ 520,090	$ 478,923
Net realized gain (loss)	74,013	(11,492,704)
Change in net unrealized appreciation (depreciation)	(10,044,639)	(1,261,308)
Net increase (decrease) in net assets resulting from operations	(9,450,536)	(12,275,089)

Distributions to shareholders from distributable earnings:
Class A	(125,558)	(1,261,039)
Class C	(23,747)	(309,188)
Class R	(5,120)	(18,673)
Class Y	(93,204)	(1,424,351)
Class R5	(189)	(3,505)
Class R6	(1,222,745)	(3,584,007)
Total distributions from distributable earnings	(1,470,563)	(6,600,763)

Share transactions-net:
Class A	(1,207,229)	(7,599,124)
Class C	(217,988)	(1,999,042)
Class R	(28,756)	55,290
Class Y	(2,087,455)	(10,905,948)
Class R5	-	(27,707)
Class R6	2,566,533	10,735,539
Net increase (decrease) in net assets resulting from share transactions	(974,895)	(9,740,992)
Net increase (decrease) in net assets	(11,895,994)	(28,616,844)

Net assets:
Beginning of period	52,536,726	81,153,570
End of period	$ 40,640,732	$ 52,536,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Long/Short Equity Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$ 8.39	$ 0.07		$(1.53)	$(1.46)	$ –	$(0.24)	$(0.24)	$ 6.69	(17.97)%	$ 2,667	1.58	%(d)	1.76	%(d)	1.82	%(d)	43%
Year ended 10/31/19	11.05	0.04		(1.78)	(1.74)	–	(0.92)	(0.92)	8.39	(16.51)	4,659	1.58		1.65		0.46		92
Year ended 10/31/18	13.15	(0.00)		(0.22)	(0.22)	(0.93)	(0.95)	(1.88)	11.05	(2.49)	15,528	1.56		1.57		(0.01)		92
Year ended 10/31/17	10.45	0.03		2.74	2.77	–	(0.07)	(0.07)	13.15	26.62	11,457	1.57		1.62		0.27		95
Year ended 10/31/16	11.50	0.06	(e)	(0.50)	(0.44)	(0.55)	(0.06)	(0.61)	10.45	(4.03)	11,562	1.85		2.08		0.58	(e)	102
Year ended 10/31/15	11.00	0.01		0.49	0.50	–	(0.00)	(0.00)	11.50	4.57	12,854	1.85		2.76		0.11		89
Class C
Six months ended 04/30/20	8.08	0.04		(1.46)	(1.42)	–	(0.24)	(0.24)	6.42	(18.16)	524	2.33	(d)	2.51	(d)	1.07	(d)	43
Year ended 10/31/19	10.76	(0.03)		(1.73)	(1.76)	–	(0.92)	(0.92)	8.08	(17.20)	898	2.33		2.40		(0.29)		92
Year ended 10/31/18	12.86	(0.09)		(0.22)	(0.31)	(0.84)	(0.95)	(1.79)	10.76	(3.24)	3,696	2.31		2.32		(0.76)		92
Year ended 10/31/17	10.30	(0.06)		2.69	2.63	–	(0.07)	(0.07)	12.86	25.65	2,812	2.32		2.37		(0.48)		95
Year ended 10/31/16	11.34	(0.02	)(e)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60		2.83		(0.17	)(e)	102
Year ended 10/31/15	10.92	(0.07)		0.49	0.42	–	(0.00)	(0.00)	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Class R
Six months ended 04/30/20	8.29	0.06		(1.51)	(1.45)	–	(0.24)	(0.24)	6.60	(18.06)	144	1.83	(d)	2.01	(d)	1.57	(d)	43
Year ended 10/31/19	10.95	0.02		(1.76)	(1.74)	–	(0.92)	(0.92)	8.29	(16.68)	210	1.83		1.90		0.21		92
Year ended 10/31/18	13.06	(0.03)		(0.23)	(0.26)	(0.90)	(0.95)	(1.85)	10.95	(2.81)	211	1.81		1.82		(0.26)		92
Year ended 10/31/17	10.40	0.00		2.73	2.73	–	(0.07)	(0.07)	13.06	26.37	132	1.82		1.87		0.02		95
Year ended 10/31/16	11.45	0.04	(e)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10		2.33		0.33	(e)	102
Year ended 10/31/15	10.98	(0.02)		0.49	0.47	–	(0.00)	(0.00)	11.45	4.31	40	2.10		3.01		(0.14)		89
Class Y
Six months ended 04/30/20	8.49	0.08		(1.55)	(1.47)	–	(0.24)	(0.24)	6.78	(17.87)	1,820	1.33	(d)	1.51	(d)	2.07	(d)	43
Year ended 10/31/19	11.14	0.07		(1.80)	(1.73)	–	(0.92)	(0.92)	8.49	(16.27)	4,507	1.33		1.40		0.71		92
Year ended 10/31/18	13.25	0.03		(0.23)	(0.20)	(0.96)	(0.95)	(1.91)	11.14	(2.28)	19,286	1.31		1.32		0.24		92
Year ended 10/31/17	10.51	0.06		2.75	2.81	–	(0.07)	(0.07)	13.25	26.85	12,145	1.32		1.37		0.52		95
Year ended 10/31/16	11.56	0.09	(e)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60		1.83		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	–	(0.00)	(0.00)	11.56	4.93	7,709	1.60		2.51		0.36		89
Class R5
Six months ended 04/30/20	8.50	0.09		(1.55)	(1.46)	–	(0.24)	(0.24)	6.80	(17.73)	5	1.21	(d)	1.22	(d)	2.19	(d)	43
Year ended 10/31/19	11.15	0.08		(1.81)	(1.73)	–	(0.92)	(0.92)	8.50	(16.25)	7	1.24		1.25		0.80		92
Year ended 10/31/18	13.26	0.04		(0.23)	(0.19)	(0.97)	(0.95)	(1.92)	11.15	(2.17)	42	1.23		1.24		0.32		92
Year ended 10/31/17	10.50	0.07		2.76	2.83	–	(0.07)	(0.07)	13.26	27.07	47	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	–	(0.00)	(0.00)	11.56	4.93	578	1.60		2.38		0.36		89
Class R6
Six months ended 04/30/20	8.52	0.08		(1.55)	(1.47)	–	(0.24)	(0.24)	6.81	(17.81)	35,480	1.21	(d)	1.22	(d)	2.19	(d)	43
Year ended 10/31/19	11.16	0.08		(1.80)	(1.72)	–	(0.92)	(0.92)	8.52	(16.14)	42,256	1.16		1.17		0.88		92
Year ended 10/31/18	13.26	0.05		(0.23)	(0.18)	(0.97)	(0.95)	(1.92)	11.16	(2.09)	42,390	1.16		1.17		0.39		92
Year ended 10/31/17	10.50	0.07		2.76	2.83	–	(0.07)	(0.07)	13.26	27.07	47,232	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	–	(0.00)	(0.00)	11.56	4.93	609	1.60		2.38		0.36		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $3,757, $703, $169, $2,861, $6 and $41,476 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and $0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Long/Short Equity Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

17                         Invesco Long/Short Equity Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total

18                         Invesco Long/Short Equity Fund

return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1.5 billion	0.720%
Next $2.5 billion	0.700%
Next $2.5 billion	0.670%
Next $2.5 billion	0.650%
Over $10 billion	0.620%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $1,647 and reimbursed class level expenses of $3,084, $576, $137, $2,385, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

19                         Invesco Long/Short Equity Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $182 in front-end sales commissions from the sale of Class A shares and $0 and $44 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$34,502,656	$–	$–	$34,502,656
Money Market Funds	8,812,794	–	–	8,812,794
Total Investments in Securities	43,315,450	–	–	43,315,450
Other Investments - Assets*
Swap Agreements	–	999,733	–	999,733
Other Investments - Liabilities*
Swap Agreements	–	(3,675,490)	–	(3,675,490)
Total Other Investments	–	(2,675,757)	–	(2,675,757)
Total Investments	$43,315,450	$(2,675,757)	$–	$40,639,693

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

Value
Equity
Derivative Assets	Risk
Unrealized appreciation on swap agreements – OTC	$999,733
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$999,733

20                         Invesco Long/Short Equity Fund

Value
Equity
Derivative Liabilities	Risk
Unrealized depreciation on swap agreements – OTC	$(3,675,490)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(3,675,490)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged

			Net Value of			Net
Counterparty	Swap Agreements	Swap Agreements	Derivatives	Non-Cash	Cash	Amount
Morgan Stanley & Co. LLC	$1,031,428	$(3,718,396)	$(2,686,968)	$-	$-	$(2,686,968)

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk
Realized Gain:
Swap agreements	$ 1,107,545
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(3,057,895)
Total	$(1,950,350)

  The table below summarizes the average notional value of derivatives held during the period.

Swap
Agreements
Average notional value	$93,449,509

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $113.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

21                         Invesco Long/Short Equity Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $19,107,483 and $25,601,270, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,615,177
Aggregate unrealized (depreciation) of investments	(9,991,793)
Net unrealized appreciation (depreciation) of investments	$(6,376,616)

Cost of investments for tax purposes is $47,016,309.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	14,927	$114,258	99,427	$924,161
Class C	4,217	29,369	12,492	112,654
Class R	1,075	8,214	4,999	45,243
Class Y	23,166	169,143	396,704	3,784,587
Class R5	-	-	44	429
Class R6	447,865	3,692,686	806,209	7,394,849

Issued as reinvestment of dividends:
Class A	14,563	119,419	114,693	1,059,760
Class C	2,625	20,682	32,792	293,818
Class R	604	4,884	1,940	17,752
Class Y	10,192	84,590	135,852	1,267,502
Class R5	-	-	297	2,768
Class R6	146,765	1,222,556	383,648	3,583,271

Automatic conversion of Class C shares to Class A shares:
Class A	936	6,280	49,489	453,417
Class C	(977)	(6,280)	(51,063)	(453,417)

Reacquired:
Class A	(187,156)	(1,447,186)	(1,113,857)	(10,036,462)
Class C	(35,281)	(261,759)	(226,796)	(1,952,097)
Class R	(5,133)	(41,854)	(875)	(7,705)
Class Y	(295,978)	(2,341,188)	(1,733,039)	(15,958,037)
Class R5	-	-	(3,345)	(30,904)
Class R6	(345,903)	(2,348,709)	(28,048)	(242,581)
Net increase (decrease) in share activity	(203,493)	$(974,895)	(1,118,437)	$(9,740,992)

(a)	87% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

On June 3, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on June 5, 2020. The Fund will be liquidated on or about August 5, 2020.

22                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$820.30	$7.15	$1,017.01	$7.92	1.58%
Class C	1,000.00	818.40	10.53	1,013.28	11.66	2.33
Class R	1,000.00	819.40	8.28	1,015.76	9.17	1.83
Class Y	1,000.00	821.30	6.02	1,018.25	6.67	1.33
Class R5	1,000.00	822.70	5.48	1,018.85	6.07	1.21
Class R6	1,000.00	821.90	5.48	1,018.85	6.07	1.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23                         Invesco Long/Short Equity Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LSE-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ∎ C: LVLCX ∎ R: LVLRX ∎ Y: LVLYX ∎ R5: LVLFX ∎ R6: LVLSX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Low Volatility Emerging Markets Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-14.10%

Class C Shares	-14.14

Class R Shares	-14.09

Class Y Shares	-13.87

Class R5 Shares	-13.87

Class R6 Shares	-13.90

MSCI All Country World Index▼ (Broad Market Index)	-7.68

MSCI Emerging Markets Index▼ (Style-Specific Index)	-10.50

Lipper Emerging Market Funds Index⬛ (Peer Group Index)	-12.99
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	-3.99%
5 Years	-5.75
1 Year	-21.48
Class C Shares
Inception (12/17/13)	-3.84%
5 Years	-5.37
1 Year	-18.18
Class R Shares
Inception (12/17/13)	-3.38%
5 Years	-4.93
1 Year	-17.18
Class Y Shares
Inception (12/17/13)	-2.89%
5 Years	-4.45
1 Year	-16.72
Class R5 Shares
Inception (12/17/13)	-2.89%
5 Years	-4.45
1 Year	-16.72
Class R6 Shares
Inception (12/17/13)	-2.91%
5 Years	-4.48
1 Year	-16.75

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Low Volatility Emerging Markets Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.75%
Brazil–3.20%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	34,000	$99,476
Qualicorp Consultoria e Corretora de Seguros S.A.	49,400	235,467
Sao Martinho S.A.	41,400	145,413
TOTVS S.A.	16,100	175,126
Transmissora Alianca de Energia Eletrica S.A.	25,900	130,979
Tupy S.A.	44,200	120,296
		906,757

Canada-0.24%
Atlas Corp.	9,196	68,602

Chile-0.22%
Cencosud S.A.	52,134	63,068

China-20.99%
Anhui Conch Cement Co. Ltd., A Shares	31,100	259,774
Bank of China Ltd., H Shares	541,000	204,576
China Lesso Group Holdings Ltd.	98,000	136,908
China Medical System Holdings Ltd.	111,000	130,612
China Minsheng Banking Corp. Ltd., H Shares	242,500	179,467
China Mobile Ltd.	32,500	259,945
China National Building Material Co. Ltd., H Shares	220,000	274,759
China National Chemical Engineering Co. Ltd., A Shares	61,800	53,892
China Overseas Grand Oceans Group Ltd.	249,000	154,790
China Resources Cement Holdings Ltd.	202,000	269,540
China Telecom Corp. Ltd., H Shares	804,000	275,392
China Yangtze Power Co. Ltd., A Shares	36,500	90,159
Chlitina Holding Ltd.	20,000	130,188
Dali Foods Group Co. Ltd.(a)	98,000	60,358
Daqin Railway Co. Ltd., A Shares	252,022	254,640
Fujian Sunner Development Co. Ltd.	84,400	260,066
Greenland Holdings Corp. Ltd., A Shares	295,000	233,444
Guangxi Guiguan Electric Power Co. Ltd., A Shares	92,900	56,218
Henan Shuanghui Investment & Development Co. Ltd., A Shares	43,600	249,837
Kunlun Energy Co. Ltd.	276,000	180,236
Livzon Pharmaceutical Group, Inc., A Shares	27,100	152,868
Livzon Pharmaceutical Group, Inc., H Shares	18,400	81,932
NetEase, Inc., ADR	753	259,755
Sany Heavy Industry Co. Ltd., A Shares	99,100	269,705
Shanghai Construction Group Co. Ltd., A Shares	563,400	259,532
Sun Art Retail Group Ltd.	166,500	275,298
Uni-President China Holdings Ltd.	65,000	64,508
Vipshop Holdings Ltd., ADR(b)	15,433	245,848

	Shares	Value
China-(continued)
Yantai Changyu Pioneer Wine Co. Ltd., B Shares	64,900	$114,020
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(a)	53,800	201,200
Zoomlion Heavy Industry Science and Technology Co. Ltd., A Shares	344,100	312,281
		5,951,748

India-10.76%
Amara Raja Batteries Ltd.	9,486	71,604
Bajaj Auto Ltd.	6,821	237,736
Balkrishna Industries Ltd.	4,853	59,957
Bharat Electronics Ltd.	195,935	184,916
Bharti Infratel Ltd.	103,942	240,389
Colgate-Palmolive (India) Ltd.	13,904	268,270
Dabur India Ltd.	32,893	213,224
HCL Technologies Ltd.	14,022	100,887
Hero MotoCorp Ltd.	8,603	247,459
Hindustan Unilever Ltd.	7,962	231,694
ITC Ltd.	104,343	249,585
Nestle India Ltd.	1,122	266,905
NHPC Ltd.	660,346	180,869
NMDC Ltd.	178,707	188,665
Petronet LNG Ltd.	42,665	137,002
Sun TV Network Ltd.	33,520	170,334
		3,049,496

Indonesia-0.50%
PT Bukit Asam Tbk	1,126,100	141,716

Malaysia-1.56%
Carlsberg Brewery Malaysia Bhd., Class B	19,600	124,933
DiGi.Com Bhd.	49,600	53,345
Hartalega Holdings Bhd.	31,300	55,231
MISC Bhd.	79,600	145,828
Telekom Malaysia Bhd.	66,000	61,636
		440,973

Mexico-4.31%
America Movil S.A.B. de C.V., Class L, ADR	19,201	231,180
Arca Continental S.A.B. de C.V.	20,000	77,034
Coca-Cola FEMSA S.A.B. de C.V., Series L	40,200	161,961
Gruma S.A.B. de C.V., Class B	10,425	98,964
Kimberly-Clark de Mexico S.A.B. de C.V., Class A(b)	150,100	212,000
Megacable Holdings S.A.B. de C.V., Series CPO(c)	74,900	186,683
Wal-Mart de Mexico S.A.B. de C.V., Series V	105,600	253,999
		1,221,821

Pakistan-0.84%
Engro Fertilizers Ltd.	379,000	145,134
Fauji Fertilizer Co. Ltd.	133,500	92,437
		237,571
Poland-1.62%
PLAY Communications S.A.(a)	30,068	241,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Low Volatility Emerging Markets Fund

	Shares	Value
Poland-(continued)
Powszechny Zaklad Ubezpieczen S.A.	29,920	$218,634
		460,133

Qatar-0.47%
Masraf Al Rayan Q.S.C.	69,365	72,681
Qatar Islamic Bank (S.A.Q)	13,977	59,310
		131,991

Russia-5.15%
LUKOIL PJSC, ADR	3,149	206,601
MMC Norilsk Nickel PJSC, ADR	9,242	252,676
Mobile TeleSystems PJSC, ADR	32,057	274,728
Mosenergo PJSC	2,128,000	56,324
Polyus PJSC	1,776	289,553
Rosseti PJSC	10,644,000	184,312
Severstal PJSC, GDR(a)	5,763	68,810
Surgutneftegas PJSC, ADR	12,696	61,576
Surgutneftegas PJSC, Preference Shares	135,200	66,209
		1,460,789

South Africa-4.00%
Anglo American Platinum Ltd.	3,136	165,571
Astral Foods Ltd.	25,362	264,709
Clicks Group Ltd.	14,629	182,229
Impala Platinum Holdings Ltd.	29,724	180,236
Kumba Iron Ore Ltd.	11,805	224,667
Reunert Ltd.	54,452	117,482
		1,134,894

South Korea-16.75%
Binggrae Co. Ltd.	2,987	156,383
Boryung Pharmaceutical Co. Ltd.	10,912	116,859
Cheil Worldwide, Inc.	13,677	196,687
Chong Kun Dang Pharmaceutical Corp.	3,938	309,643
Daelim Industrial Co. Ltd.	4,512	323,122
Daesang Corp.	7,293	131,540
Daewon Pharmaceutical Co. Ltd.	8,885	107,880
Dong-A ST Co. Ltd.	1,679	125,051
GS Holdings Corp.	6,091	191,431
Hyosung Corp.	4,307	247,694
Kakao Corp.	2,215	335,912
KEPCO Plant Service & Engineering Co. Ltd.	2,872	76,076
Kia Motors Corp.	7,985	195,268
Korea United Pharm., Inc.	8,850	127,206
KT&G Corp.	3,521	234,869
Kwang Dong Pharmaceutical Co. Ltd.	14,396	71,841
LG Uplus Corp.	25,105	275,990
NCSoft Corp.	484	253,748
Samjin Pharmaceutical Co. Ltd.	10,328	215,607
Samsung Electronics Co. Ltd., Preference Shares	7,378	256,951
SFA Engineering Corp.	8,354	240,648
SK Hynix, Inc.	2,723	185,297
SK Telecom Co. Ltd.	1,427	246,675
Yuhan Corp.	3,245	125,098
		4,747,476
Taiwan-16.71%
Asia Cement Corp.	181,000	263,508
Chang Hwa Commercial Bank Ltd.	144,000	93,888

	Shares	Value
Taiwan-(continued)
Chicony Electronics Co. Ltd.	35,000	$98,406
Chipbond Technology Corp.	148,000	276,948
Chunghwa Telecom Co. Ltd.	80,000	293,667
CTBC Financial Holding Co. Ltd.	410,000	271,594
E.Sun Financial Holding Co. Ltd.	332,000	298,898
Far EasTone Telecommunications Co. Ltd.	45,000	99,806
First Financial Holding Co. Ltd.	256,000	186,750
Fubon Financial Holding Co. Ltd.	200,000	280,570
Fusheng Precision Co. Ltd.	14,000	76,883
Lite-On Technology Corp.	59,000	91,521
Pegatron Corp.	114,000	248,812
Pou Chen Corp.	117,000	109,043
Powertech Technology, Inc.	57,000	190,252
President Chain Store Corp.	15,000	154,764
SinoPac Financial Holdings Co. Ltd.	301,000	121,525
Syncmold Enterprise Corp.	31,500	81,754
Taishin Financial Holding Co. Ltd.	324,000	136,733
Taiwan Cement Corp.	217,000	310,226
Taiwan Cooperative Financial Holding Co. Ltd.	180,000	119,761
Taiwan Mobile Co. Ltd.	63,000	226,523
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,479	184,839
Teco Electric and Machinery Co. Ltd.	93,000	83,284
Uni-President Enterprises Corp.	123,000	284,504
Yuanta Financial Holding Co. Ltd.	270,000	152,200
		4,736,659

Thailand-7.27%
Advanced Info Service PCL, Foreign Shares	39,400	239,559
BTS Group Holdings PCL, Foreign Shares	628,200	221,556
Electricity Generating PCL, Foreign Shares	25,500	221,618
Intouch Holdings PCL, Foreign Shares	158,700	262,415
PTG Energy PCL, Foreign Shares	331,140	140,953
PTT Exploration & Production PCL, Foreign Shares	74,600	190,344
PTT PCL, Foreign Shares	167,400	182,173
Ratch Group PCL, Foreign Shares	123,300	249,717
Sri Trang Agro-Industry PCL, Foreign Shares	438,800	176,383
Thai Vegetable Oil PCL, Foreign Shares	108,500	81,565
Tipco Asphalt PCL, Foreign Shares	172,000	94,268
		2,060,551

Turkey-1.14%
Koza Altin Isletmeleri A.S.(b)	25,343	257,086
Tofas Turk Otomobil Fabrikasi A.S.	20,532	65,703
		322,789

United Arab Emirates-0.30%
Dubai Islamic Bank PJSC	86,794	86,365

United States-0.72%
JBS S.A.	46,900	205,612
Total Common Stocks & Other Equity Interests (Cost $31,680,650)		27,429,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Low Volatility Emerging Markets Fund

	Shares	Value
Money Market Funds-0.01%
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(d)(e) (Cost $1,586)	1,588	$1,588
TOTAL INVESTMENTS IN SECURITIES-96.76% (Cost $31,682,236)		27,430,599
OTHER ASSETS LESS LIABILITIES-3.24%		918,540
NET ASSETS-100.00%		$28,349,139

Investment Abbreviations:

ADR - American Depositary Receipt

CPO - Certificates of Ordinary Participation

GDR - Global Depositary Receipt

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $571,867, which represented 2.02% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Each CPO represents two Series A shares.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio , Institutional Class*	$-	$2,668,773	$(2,668,773)	$-	$ -	$ -	$1,096
Invesco Liquid Assets Portfolio, Institutional Class	-	1,916,120	(1,914,481)	2	(53)	1,588	1,005
Invesco Treasury Portfolio, Institutional Class*	-	3,050,026	(3,050,026)	-	-	-	1,200
Total	$-	$7,634,919	$(7,633,280)	$2	$(53)	$1,588	$3,301
* At April 30, 2020, this security was no longer held.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Consumer Staples	18.41%
Communication Services	16.53
Materials	11.77
Industrials	10.82
Financials	8.76
Health Care	7.25
Information Technology	6.67
Consumer Discretionary	6.26
Utilities	4.76
Energy	4.15
Real Estate	1.37
Money Market Funds Plus Other Assets Less Liabilities	3.25

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
MSCI Emerging Markets Index	15	June-2020	$679,425	$43,566	$43,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $31,680,650)	$27,429,011

Investments in affiliated money market funds, at value (Cost $1,586)	1,588
Other investments:
Variation margin receivable - futures contracts	68,050
Foreign currencies, at value (Cost $1,093,839)	1,104,817
Receivable for:
Fund shares sold	120
Dividends	53,882
Investment for trustee deferred compensation and retirement plans	15,087
Other assets	50,214
Total assets	28,722,769

Liabilities:
Payable for:
Fund shares reacquired	1,392
Amount due custodian	158,752
Accrued foreign taxes	7,180
Accrued fees to affiliates	151,363
Accrued other operating expenses	39,856
Trustee deferred compensation and retirement plans	15,087
Total liabilities	373,630
Net assets applicable to shares outstanding	$28,349,139

Net assets consist of:
Shares of beneficial interest	$36,961,758
Distributable earnings (loss)	(8,612,619)
$28,349,139

Net Assets:

Class A	$981,184
Class C	$94,673
Class R	$175,250
Class Y	$1,567,694
Class R5	$5,245
Class R6	$25,525,093

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	189,675
Class C	18,251
Class R	33,908
Class Y	304,534
Class R5	1,019
Class R6	4,965,402
Class A:
Net asset value per share	$5.17
Maximum offering price per share (Net asset value of $5.17 ÷ 94.50%)	$5.47
Class C:
Net asset value and offering price per share	$5.19
Class R:
Net asset value and offering price per share	$5.17
Class Y:
Net asset value and offering price per share	$5.15
Class R5:
Net asset value and offering price per share	$5.15
Class R6:
Net asset value and offering price per share	$5.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $47,466)	$465,948
Dividends from affiliated money market funds	3,301
Total investment income	469,249

Expenses:
Advisory fees	142,354
Administrative services fees	2,271
Custodian fees	12,514
Distribution fees:
Class A	1,532
Class C	444
Class R	528
Transfer agent fees – A, C, R and Y	4,736
Transfer agent fees – R6	52
Trustees’ and officers’ fees and benefits	6,819
Registration and filing fees	32,538
Reports to shareholders	7,309
Professional services fees	30,272
Other	(7,568)
Total expenses	233,801
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(67,028)
Net expenses	166,773
Net investment income	302,476

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $6,533)	(1,197,173)
Foreign currencies	(116,466)
Futures contracts	(124,054)
(1,437,693)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $17,184)	(3,197,640)
Foreign currencies	7,022
Futures contracts	28,306
(3,162,312)
Net realized and unrealized gain (loss)	(4,600,005)
Net increase (decrease) in net assets resulting from operations	$(4,297,529)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$302,476	$1,057,608
Net realized gain (loss)	(1,437,693)	(3,080,749)
Change in net unrealized appreciation (depreciation)	(3,162,312)	3,090,358
Net increase (decrease) in net assets resulting from operations	(4,297,529)	1,067,217

Distributions to shareholders from distributable earnings:
Class A	(33,731)	(285,380)
Class C	(1,673)	(16,379)
Class R	(5,215)	(4,240)
Class Y	(40,302)	(267,769)
Class R5	(179)	(1,150)
Class R6	(817,331)	(4,826,089)
Total distributions from distributable earnings	(898,431)	(5,401,007)

Share transactions–net:
Class A	(165,764)	(478,756)
Class C	21,246	(104,521)
Class R	(1,978)	194,869
Class Y	346,132	(20,305)
Class R6	1,589,115	1,913,116
Net increase in net assets resulting from share transactions	1,788,751	1,504,403
Net increase (decrease) in net assets	(3,407,209)	(2,829,387)

Net assets:
Beginning of period	31,756,348	34,585,735
End of period	$28,349,139	$31,756,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Low Volatility Emerging Markets Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$ 6.17	$0.05	$(0.89)	$(0.84)	$(0.16)	$ -	$(0.16)	$5.17	(14.10)%	$ 981	1.33	%(d)	2.06	%(d)	1.75	%(d)	45%
Year ended 10/31/19	7.08	0.19	(0.01)	0.18	(0.17)	(0.92)	(1.09)	6.17	2.81	1,366	1.33		2.32		2.96		77
Year ended 10/31/18	9.72	0.19	(1.42)	(1.23)	(0.19)	(1.22)	(1.41)	7.08	(14.82)	2,063	1.33		2.25		2.22		61
Year ended 10/31/17	8.64	0.17	1.32	1.49	(0.10)	(0.31)	(0.41)	9.72	18.29	7,471	1.39		2.09		1.89		54
Year ended 10/31/16	8.08	0.17	0.46	0.63	(0.07)	-	(0.07)	8.64	7.98	3,617	1.72		2.27		2.08		63
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Class C
Six months ended 04/30/20	6.15	0.03	(0.88)	(0.85)	(0.11)	-	(0.11)	5.19	(14.14)	95	2.08	(d)	2.81	(d)	1.00	(d)	45
Year ended 10/31/19	7.01	0.14	(0.02)	0.12	(0.06)	(0.92)	(0.98)	6.15	1.93	86	2.08		3.07		2.21		77
Year ended 10/31/18	9.65	0.12	(1.40)	(1.28)	(0.14)	(1.22)	(1.36)	7.01	(15.49)	203	2.08		3.00		1.47		61
Year ended 10/31/17	8.55	0.10	1.32	1.42	(0.01)	(0.31)	(0.32)	9.65	17.38	323	2.14		2.84		1.14		54
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	-	(0.01)	8.55	7.08	250	2.47		3.02		1.33		63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Class R
Six months ended 04/30/20	6.16	0.04	(0.88)	(0.84)	(0.15)	-	(0.15)	5.17	(14.09)	175	1.58	(d)	2.31	(d)	1.50	(d)	45
Year ended 10/31/19	7.06	0.17	(0.01)	0.16	(0.14)	(0.92)	(1.06)	6.16	2.44	219	1.58		2.57		2.71		77
Year ended 10/31/18	9.70	0.16	(1.41)	(1.25)	(0.17)	(1.22)	(1.39)	7.06	(15.05)	28	1.58		2.50		1.97		61
Year ended 10/31/17	8.62	0.14	1.32	1.46	(0.07)	(0.31)	(0.38)	9.70	17.91	23	1.64		2.34		1.64		54
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	-	(0.05)	8.62	7.68	26	1.97		2.52		1.83		63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Class Y
Six months ended 04/30/20	6.15	0.06	(0.88)	(0.82)	(0.18)	-	(0.18)	5.15	(13.87)	1,568	1.08	(d)	1.81	(d)	2.00	(d)	45
Year ended 10/31/19	7.09	0.20	(0.01)	0.19	(0.21)	(0.92)	(1.13)	6.15	3.03	1,470	1.08		2.07		3.21		77
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	1,705	1.08		2.00		2.47		61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	1,823	1.14		1.84		2.14		54
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	-	(0.09)	8.66	8.25	1,987	1.47		2.02		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Class R5
Six months ended 04/30/20	6.15	0.06	(0.88)	(0.82)	(0.18)	-	(0.18)	5.15	(13.87)	5	1.08	(d)	1.49	(d)	2.00	(d)	45
Year ended 10/31/19	7.09	0.20	(0.01)	0.19	(0.21)	(0.92)	(1.13)	6.15	3.03	6	1.08		1.76		3.21		77
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	7	1.08		1.77		2.47		61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	10	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	-	(0.09)	8.66	8.25	130	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Class R6
Six months ended 04/30/20	6.14	0.06	(0.88)	(0.82)	(0.18)	-	(0.18)	5.14	(13.90)	25,525	1.08	(d)	1.49	(d)	2.00	(d)	45
Year ended 10/31/19	7.08	0.20	(0.01)	0.19	(0.21)	(0.92)	(1.13)	6.14	3.04	28,608	1.08		1.76		3.21		77
Year ended 10/31/18	9.74	0.21	(1.43)	(1.22)	(0.22)	(1.22)	(1.44)	7.08	(14.76)	30,578	1.08		1.77		2.47		61
Year ended 10/31/17	8.65	0.19	1.33	1.52	(0.12)	(0.31)	(0.43)	9.74	18.65	36,536	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	-	(0.09)	8.65	8.12	36,970	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $1,231, $89, $212, $1,460, $6 and $27,619 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Low Volatility Emerging Markets Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

13                      Invesco Low Volatility Emerging Markets Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in

14                      Invesco Low Volatility Emerging Markets Fund

the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

    For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.935%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the six months ended April 30, 2020, the Adviser waived advisory fees of $62,169 and reimbursed class level expenses of $1,952, $141, $336, $2,307, $0 and $52 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $91 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

15                      Invesco Low Volatility Emerging Markets Fund

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$906,757	$–	$–	$906,757
Canada	68,602	–	–	68,602
Chile	63,068	–	–	63,068
China	505,603	5,446,145	–	5,951,748
India	–	3,049,496	–	3,049,496
Indonesia	–	141,716	–	141,716
Malaysia	–	440,973	–	440,973
Mexico	1,221,821	–	–	1,221,821
Pakistan	–	237,571	–	237,571
Poland	–	460,133	–	460,133
Qatar	–	131,991	–	131,991
Russia	1,254,188	206,601	–	1,460,789
South Africa	–	1,134,894	–	1,134,894
South Korea	–	4,747,476	–	4,747,476
Taiwan	184,839	4,551,820	–	4,736,659
Thailand	262,415	1,798,136	–	2,060,551
Turkey	–	322,789	–	322,789
United Arab Emirates	–	86,365	–	86,365
United States	205,612	–	–	205,612
Money Market Funds	1,588	–	–	1,588
Total Investments in Securities	4,674,493	22,756,106	–	27,430,599

Other Investments - Assets*
Futures Contracts	43,566	–	–	43,566
Total Investments	$4,718,059	$22,756,106	$–	$27,474,165

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$43,566
Derivatives not subject to master netting agreements	(43,566)
Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

16                      Invesco Low Volatility Emerging Markets Fund

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(124,054)
Change in Net Unrealized Appreciation:
Futures contracts	28,306
Total	$ (95,748)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$895,409

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $71.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,239,103	$734,067	$2,973,170

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $14,441,097 and $13,064,070, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,383,611
Aggregate unrealized (depreciation) of investments	(5,793,310)
Net unrealized appreciation (depreciation) of investments	$(4,409,699)

Cost of investments for tax purposes is $31,883,864.

17                      Invesco Low Volatility Emerging Markets Fund

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	15,860	$94,178	74,512	$471,547
Class C	7,046	39,304	2,180	13,793
Class R	2,666	16,530	31,343	193,448
Class Y	141,217	753,266	51,885	332,295
Class R6	260,260	1,198,511	102,888	652,695
Issued as reinvestment of dividends:
Class A	5,352	33,128	46,405	280,288
Class C	252	1,565	2,541	15,397
Class R	818	5,069	526	3,186
Class Y	6,451	39,736	44,017	264,544
Class R6	132,870	817,152	804,156	4,824,939
Automatic conversion of Class C shares to Class A shares:
Class A	8	45	4,367	27,389
Class C	(8)	(45)	(4,353)	(27,389)
Reacquired:
Class A	(53,101)	(293,115)	(195,289)	(1,257,980)
Class C	(3,077)	(19,578)	(15,334)	(106,322)
Class R	(5,181)	(23,577)	(280)	(1,765)
Class Y	(82,153)	(446,870)	(97,454)	(617,144)
Class R6	(84,886)	(426,548)	(567,930)	(3,564,518)
Net increase in share activity	344,394	$1,788,751	284,180	$1,504,403

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 90% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

On June 3, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on June 5, 2020. The Fund will be liquidated on or about August 5, 2020.

18                      Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$859.00	$6.15	$1,018.25	$6.67	1.33%
Class C	1,000.00	858.60	9.61	1,014.52	10.42	2.08
Class R	1,000.00	859.10	7.30	1,017.01	7.92	1.58
Class Y	1,000.00	861.30	5.00	1,019.49	5.42	1.08
Class R5	1,000.00	861.30	5.00	1,019.49	5.42	1.08
Class R6	1,000.00	861.00	5.00	1,019.49	5.42	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

19                      Invesco Low Volatility Emerging Markets Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LVEM-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

2	Letters to Shareholders

3	Fund Performance

5	Liquidity Risk Management Program

6	Consolidated Schedule of Investments

9	Consolidated Financial Statements

12	Consolidated Financial Highlights

13	Notes to Consolidated Financial Statements

21	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Macro Allocation Strategy Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.29%
Class C Shares	-9.67
Class R Shares	-9.50
Class Y Shares	-9.15
Class R5 Shares	-9.24
Class R6 Shares	-9.15
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.85
Lipper Absolute Return Funds Index∎ (Peer Group Index)	-5.19

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of treasury bills with maturities of less than three months.

  The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

   Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges

Class A Shares
Inception	1.18%
5 Years	-0.20
1 Year	-16.20

Class C Shares
Inception	1.18%
5 Years	0.16
1 Year	-12.95

Class R Shares
Inception	1.71%
5 Years	0.68
1 Year	-11.65

Class Y Shares
Inception (9/26/12)	2.21%
5 Years	1.20
1 Year	-11.20

Class R5 Shares
Inception	2.21%
5 Years	1.18
1 Year	-11.20

Class R6 Shares
Inception	2.20%
5 Years	1.18
1 Year	-11.20

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Macro Allocation Strategy Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                         Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

April 30, 2020

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-34.68%
U.S. Treasury Bills-14.08%(a)
U.S. Treasury Bills	1.56%	05/07/2020	$ 945	$ 944,760
U.S. Treasury Bills	1.56%	06/04/2020	1,320	1,318,096
				2,262,856

U.S. Treasury Notes-20.60%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	0.15%	07/31/2020	1,160	1,160,126
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)	0.26%	01/31/2022	1,600	1,602,386
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)	0.22%	04/30/2022	550	550,114
				3,312,626
Total U.S. Treasury Securities (Cost $5,572,856)				5,575,482

			Shares
Money Market Funds-47.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)			3,133,256	3,133,256
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)			1,333,438	1,334,238
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.73%(c)(d)			938,264	938,264
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)			2,166,007	2,166,007
Total Money Market Funds (Cost $7,570,538)				7,571,765
TOTAL INVESTMENTS IN SECURITIES-81.78% (Cost $13,143,394)				13,147,247
OTHER ASSETS LESS LIABILITIES-18.22%				2,930,056
NET ASSETS-100.00%				$16,077,303

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,908,864	$ 3,142,085	$ (5,917,693)	$ -	$ -	$3,133,256	$30,812
Invesco Liquid Assets Portfolio, Institutional Class	2,087,313	2,318,126	(3,071,827)	594	32	1,334,238	13,606
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	1,131,100	4,825,597	(5,018,433)	-	-	938,264	8,435
Invesco Treasury Portfolio, Institutional Class	3,338,130	3,590,955	(4,763,078)	-	-	2,166,007	17,405
Total	$12,465,407	$13,876,763	$(18,771,031)	$594	$32	$7,571,765	$70,258

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Cocoa	20	July-2020	$482,800	$(32,687)	$(32,687)
Coffee ’C’	3	July-2020	119,588	(16,024)	(16,024)
Gold	5	June-2020	847,100	16,966	16,966
KC HRW Wheat	1	July-2020	24,400	1,397	1,397
LME Aluminum	10	May-2020	366,687	(38,175)	(38,175)
LME Copper	3	June-2020	388,425	26,541	26,541
LME Copper	3	September-2020	389,756	26,897	26,897
LME Nickel	7	May-2020	509,796	(20,491)	(20,491)
LME Zinc	2	June-2020	96,838	1,463	1,463
Silver	5	July-2020	374,325	(22,758)	(22,758)
Soybean Meal	13	July-2020	383,630	(3,303)	(3,303)
Sugar 11	4	February-2021	50,714	(12,329)	(12,329)
Wheat	12	July-2020	314,550	(17,092)	(17,092)
Subtotal				(89,595)	(89,595)
Equity Risk
Hang Seng Index	1	May-2020	158,026	4,352	4,352
Tokyo Stock Price Index	2	June-2020	270,978	13,785	13,785
Subtotal				18,137	18,137
Interest Rate Risk
Australia 10 Year Bonds	38	June-2020	3,685,896	(47,642)	(47,642)
Canada 10 Year Bonds	27	June-2020	2,897,755	168,803	168,803
Long Gilt	12	June-2020	2,081,197	52,742	52,742
U.S. Treasury Long Bonds	7	June-2020	1,267,219	98,953	98,953
Subtotal				272,856	272,856
Subtotal–Long Futures Contracts				201,398	201,398

Short Futures Contracts
Commodity Risk
Brent Crude	6	September-2020	(192,600)	22,564	22,564
Corn	38	July-2020	(608,000)	64,519	64,519
Cotton No.2	2	December-2020	(58,920)	(7,070)	(7,070)
Lean Hogs	29	December-2020	(657,140)	89,597	89,597
Live Cattle	2	December-2020	(80,200)	10,513	10,513
LME Aluminum	44	May-2020	(1,613,425)	243,229	243,229
LME Copper	3	June-2020	(388,425)	38,151	38,151
LME Copper	1	September-2020	(129,919)	(1,772)	(1,772)
LME Nickel	2	May-2020	(145,656)	(3,768)	(3,768)
LME Zinc	9	June-2020	(435,769)	7,288	7,288
Low Sulphur Gas Oil	3	June-2020	(76,425)	(10,008)	(10,008)
Natural Gas	21	November-2020	(624,750)	(114,734)	(114,734)
New York Harbor Ultra-Low Sulfur Diesel	9	May-2020	(314,912)	62,614	62,614
RBOB Gasoline	7	May-2020	(230,408)	(17,601)	(17,601)
Soybeans	2	July-2020	(85,525)	4,602	4,602
Soybean Oil	52	July-2020	(829,920)	63,692	63,692
WTI Crude	8	October-2020	(229,760)	28,638	28,638
Subtotal				480,454	480,454

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	6	June-2020	$ (870,720)	$(96,336)	$(96,336)
EURO STOXX 50 Index	8	June-2020	(253,097)	(20,889)	(20,889)
FTSE 100 Index	1	June-2020	(74,122)	(5,532)	(5,532)
MSCI EAFE Index	10	June-2020	(819,150)	(99,909)	(99,909)
MSCI Emerging Markets Mini Index	15	June-2020	(679,425)	(48,510)	(48,510)
S&P/TSX 60 Index	2	June-2020	(255,239)	(27,500)	(27,500)
Subtotal				(298,676)	(298,676)
Interest Rate Risk
10 Year Mini Japanese Government Bonds	10	June-2020	(1,423,380)	85	85
Subtotal–Short Futures Contracts				181,863	181,863
Total Futures Contracts				$383,261	$383,261

(a)	Futures contracts collateralized by $2,005,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Target Risk Allocation and Notional Asset Weights

By asset class, based on Net Assets as of April 30, 2020

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	8.74%	(1.15)%
Fixed Income	55.93	50.48
Commodities	35.33	(14.51)
Total	100.00	34.82

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $ 5,572,856)	$ 5,575,482
Investments in affiliated money market funds, at value (Cost $ 7,570,538)	7,571,765
Other investments:
Unrealized appreciation on LME futures contracts	343,569
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	2,005,000
Cash collateral – exchange-traded options contracts	715,000
Cash	570,289
Receivable for:
Fund shares sold	23,832
Fund expenses absorbed	4,364
Dividends	2,351
Interest	22
Investment for trustee deferred compensation and retirement plans	21,483
Other assets	23,508
Total assets	16,856,665

Liabilities:
Other investments:
Variation margin payable - futures contracts	21,031
Unrealized depreciation on LME futures contracts	64,206
Payable for:
Investments purchased	550,000
Fund shares reacquired	64,172
Accrued fees to affiliates	8,011
Accrued other operating expenses	49,440
Trustee deferred compensation and retirement plans	22,502
Total liabilities	779,362
Net assets applicable to shares outstanding	$16,077,303

Net assets consist of:
Shares of beneficial interest	$19,639,495
Distributable earnings (loss)	(3,562,192)
$16,077,303

Net Assets:
Class A	$2,350,438
Class C	$1,568,511
Class R	$92,426
Class Y	$11,644,598
Class R5	$7,637
Class R6	$413,693

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	294,625
Class C	198,416
Class R	11,594
Class Y	1,450,408
Class R5	952
Class R6	51,611
Class A:
Net asset value per share	$7.98
Maximum offering price per share
(Net asset value of $7.98 ÷ 94.50%)	$8.44
Class C:
Net asset value and offering price per share	$7.91
Class R:
Net asset value and offering price per share	$7.97
Class Y:
Net asset value and offering price per share	$8.03
Class R5:
Net asset value and offering price per share	$8.02
Class R6:
Net asset value and offering price per share	$8.02

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Interest	$79,822
Dividends from affiliated money market funds	70,258
Total investment income	150,080

Expenses:
Advisory fees	125,093
Administrative services fees	1,927
Custodian fees	6,526
Distribution fees:
Class A	4,751
Class C	12,996
Class R	298
Transfer agent fees – A, C, R and Y	16,410
Transfer agent fees – R5	4
Transfer agent fees – R6	165
Trustees’ and officers’ fees and benefits	6,818
Registration and filing fees	36,809
Reports to shareholders	10,746
Professional services fees	35,638
Other	(6,304)
Total expenses	251,877
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(104,076)
Net expenses	147,801
Net investment income	2,279

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,236)
Foreign currencies	10,052
Futures contracts	(2,173,240)
Option contracts written	(232,832)
Swap agreements	(209,279)
(2,606,535)
Change in net unrealized appreciation of:
Investment securities	6,814
Foreign currencies	1,100
Futures contracts	213,010
Option contracts written	18,848
Swap agreements	9,331
249,103
Net realized and unrealized gain (loss)	(2,357,432)
Net increase (decrease) in net assets resulting from operations	$(2,355,153)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$2,279	$348,757
Net realized gain (loss)	(2,606,535)	564,468
Change in net unrealized appreciation	249,103	2,139,695
Net increase (decrease) in net assets resulting from operations	(2,355,153)	3,052,920

Distributions to shareholders from distributable earnings:
Class A	(346,934)	(8,941)
Class C	(189,555)	(2,712)
Class R	(8,631)	(132)
Class Y	(1,267,812)	(90,851)
Class R5	(666)	(26)
Class R6	(22,043)	(1,402)
Total distributions from distributable earnings	(1,835,641)	(104,064)

Share transactions-net:
Class A	(1,917,017)	140,945
Class C	(1,328,288)	(3,216,646)
Class R	(15,407)	20,547
Class Y	(3,160,037)	(14,993,601)
Class R6	228,237	(226,782)
Net increase (decrease) in net assets resulting from share transactions	(6,192,512)	(18,275,537)
Net increase (decrease) in net assets	(10,383,306)	(15,326,681)

Net assets:
Beginning of period	26,460,609	41,787,290
End of period	$16,077,303	$26,460,609

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$9.47	$(0.00)	$(0.82)	$(0.82)	$(0.67)	$–	$(0.67)	$7.98	(9.29)%	$2,350	1.39	%(d)	2.31	%(d)	(0.07	)%(d)	37%
Year ended 10/31/19	8.81	0.08	0.60	0.68	(0.02)	–	(0.02)	9.47	7.67	4,982	1.37	(e)	2.12	(e)	0.87	(e)	0
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	–	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36		2.12		0.29		94
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	–	(1.28)	9.60	6.55	4,645	1.41		2.30		(0.66)		25
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	–	(0.22)	10.26	8.21	5,865	1.63		2.19		(1.31)		75
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03	(e)	(1.64	)(e)	0
Class C
Six months ended 04/30/20	9.30	(0.04)	(0.80)	(0.84)	(0.55)	–	(0.55)	7.91	(9.56)	1,569	2.14	(d)	3.06	(d)	(0.82	)(d)	37
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	–	(0.00)	9.30	6.82	3,329	2.12	(e)	2.87	(e)	0.12	(e)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	–	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11		2.87		(0.46)		94
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	–	(1.19)	9.57	5.90	7,398	2.16		3.05		(1.41)		25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	–	(0.12)	10.20	7.41	7,540	2.38		2.94		(2.06)		75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78	(e)	(2.39	)(e)	0
Class R
Six months ended 04/30/20	9.44	(0.01)	(0.83)	(0.84)	(0.63)	–	(0.63)	7.97	(9.50)	92	1.64	(d)	2.56	(d)	(0.32	)(d)	37
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	–	(0.01)	9.44	7.41	128	1.62	(e)	2.37	(e)	0.62	(e)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	–	(0.42)	(0.42)	8.80	(4.24)	100	1.61		2.37		0.04		94
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	–	(1.25)	9.61	6.42	54	1.66		2.55		(0.91)		25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	–	(0.19)	10.25	7.86	42	1.88		2.44		(1.56)		75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28	(e)	(1.89	)(e)	0
Class Y
Six months ended 04/30/20	9.54	0.01	(0.82)	(0.81)	(0.70)	–	(0.70)	8.03	(9.15)	11,645	1.14	(d)	2.06	(d)	0.18	(d)	37
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	–	(0.03)	9.54	7.88	17,768	1.12	(e)	1.87	(e)	1.12	(e)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11		1.87		0.54		94
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	–	(1.31)	9.64	6.93	30,657	1.16		2.05		(0.41)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	–	(0.25)	10.29	8.51	38,019	1.38		1.94		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78	(e)	(1.39	)(e)	0
Class R5
Six months ended 04/30/20	9.54	0.01	(0.83)	(0.82)	(0.70)	–	(0.70)	8.02	(9.26)	8	1.14	(d)	2.02	(d)	0.18	(d)	37
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	–	(0.03)	9.54	7.76	9	1.12	(e)	1.83	(e)	1.12	(e)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.88	(3.79)	8	1.11		1.82		0.54		94
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	–	(1.31)	9.65	6.93	9	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	–	(0.25)	10.30	8.50	10	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Class R6
Six months ended 04/30/20	9.53	0.01	(0.82)	(0.81)	(0.70)	–	(0.70)	8.02	(9.15)	414	1.14	(d)	2.03	(d)	0.18	(d)	37
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	–	(0.03)	9.53	7.89	244	1.12	(e)	1.83	(e)	1.12	(e)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.86	(3.80)	440	1.11		1.82		0.54		94
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	–	(1.31)	9.63	6.83	345	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	–	(0.25)	10.29	8.51	234	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65	(e)	(1.39	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $3,820, $2,613, $120, $15,969, $8 and $340 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% and 0.11% for the years ended October 31, 2019 and October 31, 2015, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

13                         Invesco Macro Allocation Strategy Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).

Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign

14                         Invesco Macro Allocation Strategy Fund

currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

15                         Invesco Macro Allocation Strategy Fund

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $83,632 and reimbursed class level expenses of $3,413, $2,334, $107, $14,260, $6 and $252 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

16                         Invesco Macro Allocation Strategy Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as

Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $211 in front-end sales commissions from the sale of Class A shares and $0 and $11 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$–	$5,575,482	$–	$5,575,482
Money Market Funds	7,571,765	–	–	7,571,765
Total Investments in Securities	7,571,765	5,575,482	–	13,147,247

Other Investments - Assets*
Futures Contracts	1,047,391	–	–	1,047,391

Other Investments - Liabilities*
Futures Contracts	(664,130)	–	–	(664,130)

Total Other Investments	383,261	–	–	383,261
Total Investments	$7,955,026	$5,575,482	$–	$13,530,508

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

17                         Invesco Macro Allocation Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$708,671	$18,137	$320,583	$1,047,391
Derivatives not subject to master netting agreements	(708,671)	(18,137)	(320,583)	(1,047,391)
Total Derivative Assets subject to master netting agreements	$-	$-	$-	$-

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(317,812)	$(298,676)	$(47,642)	$(664,130)
Derivatives not subject to master netting agreements	317,812	298,676	47,642	664,130
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(1,568,651)	$(553,601)	$(50,988)	$(2,173,240)
Options written	-	(232,832)	-	(232,832)
Swap agreements	(209,279)	-	-	(209,279)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	408,181	(598,815)	403,644	213,010
Options written	-	18,848	-	18,848
Swap agreements	9,331	-	-	9,331
Total	$(1,360,418)	$(1,366,400)	$352,656	$(2,374,162)

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Written	Swap Agreements
Average notional value	$30,929,482	$3,950,860	$3,950,796
Average Contracts	-	67	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $72.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18                         Invesco Macro Allocation Strategy Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,251,861	$104,888	$1,356,749

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $2,150,000 and $5,939,603, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,091,171
Aggregate unrealized (depreciation) of investments	(664,130)
Net unrealized appreciation of investments	$ 427,041

Cost of investments for tax purposes is $13,103,467.

NOTE 10–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	29,433	$241,801	160,245	$1,447,381
Class C	14,801	124,647	31,584	283,409
Class R	868	7,081	2,178	20,426
Class Y	274,589	2,370,488	1,133,962	10,444,941
Class R6	29,702	256,353	29,770	277,704

Issued as reinvestment of dividends:
Class A	28,184	247,456	738	6,626
Class C	19,893	173,465	275	2,441
Class R	915	8,030	13	121
Class Y	117,375	1,036,418	6,331	57,167
Class R6	2,426	21,377	153	1,376

Automatic conversion of Class C shares to Class A shares:
Class A	7,111	60,898	131,466	1,235,964
Class C	(7,167)	(60,898)	(133,522)	(1,235,964)

Reacquired:
Class A	(296,344)	(2,467,172)	(275,862)	(2,549,026)
Class C	(186,922)	(1,565,502)	(248,288)	(2,266,532)
Class R	(3,791)	(30,518)	-	-
Class Y	(803,335)	(6,566,943)	(2,725,709)	(25,495,709)
Class R6	(6,081)	(49,493)	(54,011)	(505,862)
Net increase (decrease) in share activity	(778,343)	$(6,192,512)	(1,940,677)	$(18,275,537)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its

19                         Invesco Macro Allocation Strategy Fund

investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20                         Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$905.90	$6.59	$1,017.95	$6.97	1.39%
Class C	1,000.00	903.30	10.13	1,014.22	10.72	2.14
Class R	1,000.00	905.00	7.77	1,016.71	8.22	1.64
Class Y	1,000.00	908.50	5.41	1,019.19	5.72	1.14
Class R5	1,000.00	908.50	5.41	1,019.19	5.72	1.14
Class R6	1,000.00	907.40	5.41	1,019.19	5.72	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21                         Invesco Macro Allocation Strategy Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                     Invesco Distributors, Inc.                                                                                       MAS-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Multi-Asset Income Fund
Nasdaq:
A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
25	Financial Statements
28	Financial Highlights
29	Notes to Financial Statements
38	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

   We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

  Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

   In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Multi-Asset Income Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–15.41%
Class C Shares	–15.76
Class R Shares	–15.52
Class Y Shares	–15.30
Class R5 Shares	–15.37
Class R6 Shares	–15.29
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	4.86
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	1.34
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	–2.51

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Custom Invesco Multi-Asset Income Index is composed of the following indexes: S&P 500 and Bloomberg Barclays U.S. Universal.

    The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

    The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Bloomberg Barclays U.S. Universal Index is composed of US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (12/14/11)	3.21%
5 Years	0.69
1 Year	–16.86

Class C Shares
Inception (12/14/11)	3.12%
5 Years	1.06
1 Year	–13.62

Class R Shares
Inception (12/14/11)	3.65%
5 Years	1.59
1 Year	–12.24

Class Y Shares
Inception (12/14/11)	4.16%
5 Years	2.08
1 Year	–11.87

Class R5 Shares
Inception (12/14/11)	4.16%
5 Years	2.07
1 Year	–11.86

Class R6 Shares
Inception	4.14%
5 Years	2.07
1 Year	–11.85

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Multi-Asset Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Multi-Asset Income Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–63.63%
Aerospace & Defense–0.96%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$460,000	$ 384,399
5.75%, 03/15/2022(b)	818,000	617,140
7.50%, 03/15/2025(b)	4,349,000	2,840,441
7.88%, 04/15/2027(b)	1,834,000	1,199,069
Howmet Aerospace, Inc., 6.88%, 05/01/2025	1,003,000	1,026,745
Moog, Inc., 4.25%, 12/15/2027(b)	1,532,000	1,445,825
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	915,000	727,425
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	5,014,000	4,335,104
TransDigm, Inc.,
6.50%, 07/15/2024	759,000	705,073
6.50%, 05/15/2025	483,000	434,797
8.00%, 12/15/2025(b)	428,000	447,260
6.25%, 03/15/2026(b)	2,144,000	2,108,517
Triumph Group, Inc.,
5.25%, 06/01/2022	1,418,000	1,105,402
7.75%, 08/15/2025	4,257,000	2,792,805
		20,170,002

Agricultural & Farm Machinery–0.12%
Titan International, Inc., 6.50%, 11/30/2023	5,266,000	2,473,967

Alternative Carriers–0.35%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	1,021,000	1,051,324
Series Y, 7.50%, 04/01/2024	2,984,000	3,253,157
Level 3 Financing, Inc.,
5.38%, 05/01/2025	1,564,000	1,595,593
5.25%, 03/15/2026	1,338,000	1,377,671
		7,277,745

Aluminum–0.12%
Novelis Corp., 4.75%, 01/30/2030(b)	1,746,000	1,562,146
PT Indonesia Asahan Aluminium (Persero) (Indonesia), 5.71%, 11/15/2023(b)	875,000	896,107
		2,458,253

Apparel Retail–0.32%
L Brands, Inc.,
6.88%, 11/01/2035	4,189,000	3,103,421
6.75%, 07/01/2036	235,000	170,727
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	4,908,000	3,438,790
		6,712,938

Apparel, Accessories & Luxury Goods–0.16%
Hanesbrands, Inc., 5.38%, 05/15/2025(b)	1,898,000	1,898,000
William Carter Co. (The), 5.63%, 03/15/2027(b)	1,473,000	1,501,812
		3,399,812

	Principal Amount	Value
Application Software–0.01%
Castle US Holding Corp., 9.50%, 02/15/2028(b)	$215,000	$ 203,111

Asset Management & Custody Banks–0.06%
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/2023(b)	1,113,000	1,159,245

Auto Parts & Equipment–0.40%
Adient Global Holdings Ltd., 4.88%, 08/15/2026(b)	1,639,000	1,231,381
Dana, Inc.,
5.50%, 12/15/2024	1,607,000	1,506,884
5.38%, 11/15/2027	1,366,000	1,214,032
Hertz Corp. (The),
7.63%, 06/01/2022(b)	735,000	283,894
7.13%, 08/01/2026(b)	956,000	198,083
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.,
6.25%, 05/15/2026(b)	306,000	308,295
8.50%, 05/15/2027(b)	3,015,000	2,569,232
Tenneco, Inc., 5.00%, 07/15/2026	2,518,000	1,142,417
		8,454,218

Automobile Manufacturers–0.39%
Ford Motor Co., 4.75%, 01/15/2043	1,475,000	951,375
Ford Motor Credit Co. LLC,
5.60%, 01/07/2022	37,000	36,260
5.11%, 05/03/2029	2,829,000	2,454,158
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	4,883,000	4,771,179
		8,212,972

Automotive Retail–0.59%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	371,000	313,161
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	4,063,000	3,808,250
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	603,000	587,805
4.63%, 12/15/2027(b)	1,221,000	1,161,476
Murphy Oil USA, Inc.,
5.63%, 05/01/2027	2,265,000	2,348,012
4.75%, 09/15/2029	410,000	424,084
Penske Automotive Group, Inc., 5.50%, 05/15/2026	3,987,000	3,703,205
		12,345,993

Broadcasting–0.54%
AMC Networks, Inc.,
5.00%, 04/01/2024	1,246,000	1,214,227
4.75%, 08/01/2025	1,151,000	1,057,251
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	3,668,000	3,072,684
Gray Television, Inc., 7.00%, 05/15/2027(b)	1,670,000	1,689,789
iHeartCommunications, Inc., 8.38%, 05/01/2027	4,308,000	3,617,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Broadcasting–(continued)
TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(b)	$1,049,000	$ 605,588
		11,256,751

Building Products–0.06%
Standard Industries, Inc., 6.00%, 10/15/2025(b)	1,285,000	1,331,581

Cable & Satellite–1.83%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	2,763,000	2,900,183
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	7,282,000	7,626,074
4.50%, 08/15/2030(b)	358,000	361,473
CSC Holdings LLC,
7.75%, 07/15/2025(b)	1,026,000	1,076,356
10.88%, 10/15/2025(b)	2,415,000	2,621,845
5.50%, 05/15/2026(b)	823,000	856,578
6.50%, 02/01/2029(b)	2,953,000	3,239,736
DISH DBS Corp.,
5.88%, 11/15/2024	6,192,000	5,987,912
7.75%, 07/01/2026	209,000	206,837
DISH Network Corp., Conv., 3.38%, 08/15/2026	2,535,000	2,061,209
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	3,594,000	1,970,680
8.00%, 02/15/2024(b)	559,000	576,888
8.50%, 10/15/2024(b)	2,559,000	1,497,527
9.75%, 07/15/2025(b)	1,621,000	948,609
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	600,000	621,000
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	584,000	568,495
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	1,194,000	1,217,641
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	16,000	16,607
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	2,239,000	2,239,918
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	1,294,000	1,322,274
Ziggo Bond Co B.V. (Netherlands), 5.13%, 02/28/2030(b)	442,000	437,447
		38,355,289

Casinos & Gaming–0.82%
Boyd Gaming Corp.,
6.38%, 04/01/2026	899,000	813,909
6.00%, 08/15/2026	700,000	638,470
4.75%, 12/01/2027(b)	350,000	303,135
Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)	623,000	511,234
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	575,000	222,071
Melco Resorts Finance Ltd. (Hong Kong), 5.63%, 07/17/2027(b)	745,000	730,559

	Principal Amount	Value
Casinos & Gaming–(continued)
MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(b)	$611,000	$ 607,762
MGM Resorts International,
7.75%, 03/15/2022	498,000	508,777
6.75%, 05/01/2025	1,955,000	1,925,909
4.63%, 09/01/2026	3,545,000	3,193,336
Scientific Games International, Inc.,
8.25%, 03/15/2026(b)	732,000	556,100
7.00%, 05/15/2028(b)	2,114,000	1,531,910
Station Casinos LLC, 4.50%, 02/15/2028(b)	956,000	770,775
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	1,856,000	1,778,605
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.50%, 03/01/2025(b)	3,101,000	2,779,116
5.25%, 05/15/2027(b)	299,000	256,400
		17,128,068

Coal & Consumable Fuels–0.25%
Parsley Energy LLC/Parsley Finance Corp.,
5.38%, 01/15/2025(b)	701,000	633,494
4.13%, 02/15/2028(b)	509,000	420,561
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	5,377,000	4,133,569
		5,187,624

Commodity Chemicals–0.26%
Koppers, Inc., 6.00%, 02/15/2025(b)	1,961,000	1,605,471
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	1,361,000	1,289,003
Olin Corp., 5.63%, 08/01/2029	2,773,000	2,518,993
		5,413,467

Communications Equipment–0.25%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	2,291,000	2,053,080
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	459,000	478,755
5.25%, 08/01/2026	2,566,000	2,725,349
		5,257,184

Construction & Engineering–0.08%
Valmont Industries, Inc., 5.00%, 10/01/2044	1,587,000	1,766,501

Construction Materials–0.03%
Cemex S.A.B. de C.V. (Mexico), 5.45%, 11/19/2029(b)	845,000	699,787

Consumer Finance–0.43%
Ally Financial, Inc., 5.13%, 09/30/2024	2,226,000	2,314,817
Navient Corp.,
7.25%, 01/25/2022	777,000	764,918
7.25%, 09/25/2023	5,366,000	5,171,482
5.00%, 03/15/2027	926,000	785,480
		9,036,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Copper–0.51%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	$4,842,000	$ 4,298,243
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	4,930,000	4,662,794
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	3,309,000	1,744,009
		10,705,046

Data Processing & Outsourced Services–0.14%
Alliance Data Systems Corp., 4.75%, 12/15/2024(b)	2,177,000	1,624,586
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	1,358,000	1,300,014
		2,924,600

Department Stores–0.15%
Kohl’s Corp., 5.55%, 07/17/2045	1,721,000	1,237,963
Nordstrom, Inc., 8.75%, 05/15/2025(b)	1,765,000	1,895,508
		3,133,471

Distributors–0.24%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(c)	5,181,000	4,959,771

Diversified Banks–16.06%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), 5.75%, 09/26/2023(b)	1,637,000	1,714,446
Banque Centrale de Tunisie International Bond (Tunisia), 5.75%, 01/30/2025(b)	1,441,000	1,214,888
Barclays Bank PLC (United Kingdom),
27.47%, 05/26/2020(b)	3,840,000	4,512,000
66.99%, 05/26/2020(b)	3,840,000	4,416,000
84.03%, 05/26/2020(b)	8,160,000	9,112,000
21.42%, 05/27/2020	18,270,000	18,264,684
24.98%, 05/27/2020(b)	18,270,000	19,128,640
24.12%, 06/02/2020(b)	12,480,000	13,521,807
7.63%, 11/21/2022	618,000	648,430
Barclays PLC (United Kingdom), 7.88%(b)(d)	410,000	407,591
BNP Paribas Issuance B.V.,
19.35%, 05/08/2020	12,255,000	14,914,106
20.13%, 05/22/2020	5,790,000	5,875,227
16.77%, 05/22/2020(b)	5,790,000	5,713,387
49.79%, 06/02/2020(b)	12,480,000	13,603,110
BNP Paribas S.A. (France), 21.69%, 05/08/2020(b)	12,255,000	15,114,640
Citigroup Global Markets Holdings, Inc.,
20.30%, 05/04/2020(b)	12,585,000	13,190,696
37.00%, 05/12/2020(b)	12,225,000	13,804,140
23.40%, 05/22/2020(b)	12,180,000	12,216,718
29.50%, 05/22/2020(b)	12,180,000	12,752,427
17.00%, 06/08/2020(b)	11,676,000	11,559,429
Credit Agricole S.A. (France), 8.13%(b)(d)	1,625,000	1,812,891
Development Bank of Kazakhstan JSC (Kazakhstan), 4.13%, 12/10/2022(b)	2,000,000	1,969,440
Export-Import Bank of India (India), 3.88%, 02/01/2028(b)	1,961,000	1,947,034

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase Bank N.A.,
22.66%, 05/19/2020	$12,180,000	$ 12,176,456
27.31%, 05/19/2020	12,180,000	12,752,424
Royal Bank of Canada (Canada),
16.34%, 05/04/2020	12,585,000	13,691,539
17.58%, 05/11/2020	12,195,000	13,223,662
17.35%, 06/01/2020(b)	18,510,000	18,417,887
16.07%, 06/08/2020(b)	11,572,000	11,331,875
Series 1, 42.02%, 06/01/2020	8,160,000	9,316,000
Royal Bank of Scotland Group PLC (The) (United Kingdom),
6.13%, 12/15/2022	543,000	582,417
8.63%(d)	961,000	984,496
Societe Generale S.A. (France), 7.38%(b)(d)	742,000	728,087
Standard Chartered PLC (United Kingdom), 7.50%(b)(d)	627,000	636,154
Toronto-Dominion Bank (The) (Canada),
40.75%, 05/01/2020	12,555,000	14,961,375
55.25%, 05/01/2020	12,555,000	14,961,375
21.50%, 06/05/2020(b)	12,420,000	12,940,647
Vnesheconombank Via VEB Finance PLC (Russia), 6.80%, 11/22/2025(b)	1,418,000	1,650,027
		335,768,152

Diversified Capital Markets–1.97%
Credit Suisse AG,
Series DMTQ, 67.00%, 05/15/2020	12,405,000	13,955,693
SwitzerlandSeries DMTR, 36.25%, 05/15/2020(b)	12,405,000	13,651,896
Credit Suisse Group AG (Switzerland),
5.10%(b)(d)	565,000	506,381
Series N0N1, 40.90%, 06/05/2020(b)	12,420,000	13,131,562
		41,245,532

Diversified Chemicals–0.25%
Chemours Co. (The), 7.00%, 05/15/2025	1,384,000	1,307,742
CNAC HK Finbridge Co. Ltd. (China), 5.13%, 03/14/2028(b)	2,200,000	2,410,286
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	1,871,000	1,606,721
		5,324,749

Diversified Metals & Mining–0.74%
China Minmetals Corp. (China), 3.75%(b)(d)	1,347,000	1,338,581
Corp. Nacional del Cobre de Chile (Chile),
5.63%, 09/21/2035(b)	1,450,000	1,678,633
6.15%, 10/24/2036(b)	1,390,000	1,651,732
4.25%, 07/17/2042(b)	2,670,000	2,592,166
5.63%, 10/18/2043(b)	95,000	111,793
4.88%, 11/04/2044(b)	105,000	112,469
4.50%, 08/01/2047(b)	2,340,000	2,397,711
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	3,421,000	3,112,084
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	2,087,000	2,067,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	$1,024,000	$ 402,381
		15,464,689

Diversified REITs–0.31%
Colony Capital, Inc., Conv.,
3.88%, 01/15/2021	247,000	234,972
5.00%, 04/15/2023	1,253,000	975,774
iStar, Inc., 4.75%, 10/01/2024	3,989,000	3,351,558
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	635,000	598,297
3.75%, 02/15/2027(b)	638,000	596,339
4.13%, 08/15/2030(b)	838,000	766,518
		6,523,458

Diversified Support Services–0.09%
Brazil Minas SPE via State of Minas Gerais (Brazil), 5.33%, 02/15/2028(b)	782,400	783,073
IAA, Inc., 5.50%, 06/15/2027(b)	1,143,000	1,145,800
		1,928,873

Electric Utilities–0.34%
DPL, Inc., 4.35%, 04/15/2029	1,346,000	1,312,725
NextEra Energy Capital Holdings, Inc., Series K, Investment Units, 5.25%, 06/01/2076	111,650	2,871,638
NRG Energy, Inc.,
7.25%, 05/15/2026	668,000	721,206
6.63%, 01/15/2027	920,000	986,378
5.25%, 06/15/2029(b)	1,221,000	1,313,674
		7,205,621

Electrical Components & Equipment–0.20%
EnerSys,
5.00%, 04/30/2023(b)	2,194,000	2,204,531
4.38%, 12/15/2027(b)	1,989,000	1,931,816
		4,136,347

Electronic Equipment & Instruments–0.10%
MTS Systems Corp., 5.75%, 08/15/2027(b)	2,263,000	2,115,000

Environmental & Facilities Services–0.15%
GFL Environmental, Inc. (Canada),
4.25%, 06/01/2025(b)	434,000	437,255
7.00%, 06/01/2026(b)	511,000	535,630
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	2,144,000	2,134,995
		3,107,880

Fertilizers & Agricultural Chemicals–0.07%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	1,370,000	1,383,912

Food Distributors–0.14%
Prosperous Ray Ltd. (China), 4.63%, 11/12/2023(b)	1,750,000	1,862,838
US Foods, Inc., 5.88%, 06/15/2024(b)	1,037,000	993,135
		2,855,973

	Principal Amount	Value
Food Retail–0.44%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC,
6.63%, 06/15/2024	$2,292,000	$ 2,377,950
7.50%, 03/15/2026(b)	3,169,000	3,477,027
4.63%, 01/15/2027(b)	602,000	607,809
5.88%, 02/15/2028(b)	436,000	457,517
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	2,368,000	2,214,553
		9,134,856

Forest Products–0.10%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	2,195,000	2,013,034

Gas Utilities–0.17%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	1,672,000	1,710,205
Suburban Propane Partners L.P./Suburban Energy Finance Corp.,
5.50%, 06/01/2024	1,527,000	1,513,639
5.88%, 03/01/2027	161,000	156,460
Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	241,000	239,891
		3,620,195

Health Care Equipment–0.01%
Teleflex, Inc., 4.88%, 06/01/2026	175,000	178,868

Health Care Facilities–0.74%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	1,823,000	1,763,388
Community Health Systems, Inc.,
6.88%, 02/01/2022	753,000	561,926
9.88%, 06/30/2023(b)	1,070,000	794,796
6.63%, 02/15/2025(b)	2,102,000	1,941,722
8.00%, 03/15/2026(b)	1,675,000	1,613,494
HCA, Inc.,
5.38%, 02/01/2025	917,000	990,672
5.25%, 04/15/2025	354,000	394,981
5.88%, 02/15/2026	3,482,000	3,882,430
5.38%, 09/01/2026	1,556,000	1,694,173
Tenet Healthcare Corp.,
8.13%, 04/01/2022	1,178,000	1,192,431
7.50%, 04/01/2025(b)	692,000	747,706
		15,577,719

Health Care REITs–0.16%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	3,285,000	3,371,395

Health Care Services–0.37%
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	629,000	213,470
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	3,727,000	3,240,999
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	2,796,000	2,509,326
Surgery Center Holdings, Inc., 10.00%, 04/15/2027(b)	1,016,000	947,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Health Care Services–(continued)
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	$1,505,000	$ 838,435
		7,749,244

Home Improvement Retail–0.03%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	816,000	621,833

Homebuilding–0.74%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	2,863,000	2,768,807
Beazer Homes USA, Inc.,
6.75%, 03/15/2025	758,000	657,413
5.88%, 10/15/2027	993,000	770,866
KB Home, 4.80%, 11/15/2029	905,000	851,831
Lennar Corp.,
8.38%, 01/15/2021	159,000	164,128
5.38%, 10/01/2022	2,246,000	2,320,006
5.25%, 06/01/2026	1,706,000	1,786,353
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	1,818,000	1,715,737
Meritage Homes Corp.,
6.00%, 06/01/2025	727,000	746,847
5.13%, 06/06/2027	405,000	389,650
PulteGroup, Inc., 6.38%, 05/15/2033	13,000	13,887
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	1,182,000	1,077,807
5.75%, 01/15/2028(b)	1,560,000	1,422,876
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	740,000	723,202
		15,409,410

Hotel & Resort REITs–0.06%
Service Properties Trust, 4.95%, 10/01/2029	1,581,000	1,250,957

Hotels, Resorts & Cruise Lines–0.07%
Carnival Corp., 11.50%, 04/01/2023(b)	1,394,000	1,459,778

Household Products–0.36%
Energizer Holdings, Inc.,
6.38%, 07/15/2026(b)	349,000	360,657
7.75%, 01/15/2027(b)	1,099,000	1,171,699
Reynolds Group Issuer, Inc./LLC,
5.13%, 07/15/2023(b)	52,000	52,530
7.00%, 07/15/2024(b)	3,738,000	3,769,399
Spectrum Brands, Inc., 5.75%, 07/15/2025	2,124,000	2,131,965
		7,486,250

Human Resource & Employment Services–0.12%
ASGN, Inc., 4.63%, 05/15/2028(b)	2,631,000	2,438,542

Independent Power Producers & Energy Traders–0.23%
AES Corp. (The), 5.50%, 04/15/2025	828,000	853,875
Calpine Corp.,
5.50%, 02/01/2024	1,241,000	1,237,897
5.13%, 03/15/2028(b)	750,000	735,938

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	$1,968,000	$ 2,073,780
		4,901,490

Industrial Machinery–0.51%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	4,761,000	3,950,678
EnPro Industries, Inc., 5.75%, 10/15/2026	3,487,000	3,424,583
Mueller Industries, Inc., 6.00%, 03/01/2027	3,513,000	3,256,902
		10,632,163

Integrated Oil & Gas–1.06%
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	2,396,000	1,885,961
KazMunayGas National Co. JSC (Kazakhstan), 6.38%, 10/24/2048(b)	1,000,000	1,042,578
Occidental Petroleum Corp.,
2.70%, 08/15/2022	2,709,000	2,370,375
3.20%, 08/15/2026	3,283,000	2,380,175
4.10%, 02/15/2047	2,302,000	1,392,710
Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	2,113,000	2,025,839
Petroleos Mexicanos (Mexico),
5.35%, 02/12/2028	2,810,000	2,107,528
6.50%, 01/23/2029	2,630,000	2,060,605
5.95%, 01/28/2031(b)	785,000	572,500
6.63%, 06/15/2035	3,555,000	2,524,050
Saudi Arabian Oil Co. (Saudi Arabia), 4.25%, 04/16/2039(b)	2,812,000	2,908,963
Sinopec Group Overseas Development (2012) Ltd. (China), 3.90%, 05/17/2022(b)	794,000	823,382
		22,094,666

Integrated Telecommunication Services–0.89%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	2,271,000	2,458,585
Altice France S.A. (France), 7.38%, 05/01/2026(b)	3,331,000	3,496,384
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	1,717,000	1,748,662
8.00%, 10/15/2025(b)	223,000	227,416
CommScope, Inc.,
6.00%, 03/01/2026(b)	969,000	973,506
8.25%, 03/01/2027(b)	1,839,000	1,773,991
Embarq Corp., 8.00%, 06/01/2036	2,529,000	2,616,124
Frontier Communications Corp.,
10.50%, 09/15/2022(e)	6,421,000	2,017,799
11.00%, 09/15/2025(e)	2,201,000	695,406
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	249,000	269,480
7.20%, 07/18/2036	2,069,000	2,335,487
		18,612,840

Interactive Media & Services–0.39%
Cable Onda S.A. (Panama), 4.50%, 01/30/2030(b)	625,000	596,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Interactive Media & Services–(continued)
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	$3,915,000	$ 3,207,168
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	3,705,000	2,833,214
6.63%, 08/15/2027(b)	2,902,000	1,602,339
		8,239,377

Internet & Direct Marketing Retail–0.10%
Expedia Group, Inc., 6.25%, 05/01/2025(b)	395,000	403,444
Prosus N.V. (China), 3.68%, 01/21/2030(b)	400,000	401,050
QVC, Inc., 5.45%, 08/15/2034	1,581,000	1,240,927
		2,045,421

Internet Services & Infrastructure–0.01%
EIG Investors Corp., 10.88%, 02/01/2024	203,000	176,062
Rackspace Hosting, Inc., 8.63%, 11/15/2024(b)	120,000	118,964
		295,026

Investment Banking & Brokerage–2.86%
Goldman Sachs & Co. LLC,
17.30%, 05/19/2020(b)	5,850,000	5,579,032
14.75%, 05/19/2020(b)	5,850,000	5,748,320
Goldman Sachs Group, Inc. (The),
18.70%, 05/11/2020(b)	12,195,000	12,345,471
81.60%, 05/12/2020(b)	12,225,000	13,855,080
21.85%, 06/01/2020(b)	18,510,000	19,123,710
MDGH - GMTN B.V. (United Arab Emirates),
4.50%, 11/07/2028(b)	1,180,000	1,325,940
3.75%, 04/19/2029(b)	1,740,000	1,866,380
		59,843,933

Leisure Products–0.10%
Mattel, Inc., 6.75%, 12/31/2025(b)	1,958,000	1,997,552

Life Sciences Tools & Services–0.08%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	1,613,000	1,634,614

Managed Health Care–0.28%
Centene Corp.,
5.25%, 04/01/2025(b)	1,343,000	1,406,792
5.38%, 06/01/2026(b)	908,000	966,303
5.38%, 08/15/2026(b)	796,000	855,302
4.63%, 12/15/2029(b)	1,035,000	1,138,138
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	1,470,000	1,488,081
		5,854,616

Metal & Glass Containers–0.33%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 02/15/2025(b)	2,003,000	2,017,261
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	3,560,000	3,438,248

	Principal Amount	Value
Metal & Glass Containers–(continued)
Trivium Packaging Finance B.V. (Netherlands),
5.50%, 08/15/2026(b)	$793,000	$ 816,552
8.50%, 08/15/2027(b)	600,000	629,790
		6,901,851

Movies & Entertainment–0.30%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	3,777,000	878,153
6.13%, 05/15/2027	558,000	135,315
Netflix, Inc.,
5.88%, 11/15/2028	4,385,000	4,979,167
5.38%, 11/15/2029(b)	333,000	367,266
		6,359,901

Multi-Utilities–0.21%
Dominion Energy, Inc., Series A, Investment Units, 5.25%, 07/30/2076	130,948	3,353,578
DTE Energy Co.,
Series B, Investment Units, 5.38%, 06/01/2076	11,249	282,800
Series F, Investment Units, 6.00%, 12/15/2076	10,499	276,229
Series E, Investment Units, 5.25%, 12/01/2077	14,999	383,074
		4,295,681

Office Services & Supplies–0.03%
Pitney Bowes, Inc., 5.70%, 04/01/2023	673,000	554,249

Oil & Gas Drilling–0.12%
Diamond Offshore Drilling, Inc., 4.88%, 12/31/2049	570,000	66,291
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	1,519,000	450,308
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	85,492	65,594
7.75%, 12/15/2023	178,000	79,619
5.25%, 11/15/2024	1,667,000	645,629
Transocean, Inc.,
8.00%, 02/01/2027(b)	863,000	340,885
7.50%, 04/15/2031	2,419,000	613,821
Valaris PLC (Saudi Arabia), 7.75%, 02/01/2026	2,945,000	254,154
		2,516,301

Oil & Gas Equipment & Services–0.11%
Calfrac Holdings L.P. (Canada),
10.88%, 03/15/2026(b)	212,300	46,706
8.50%, 06/15/2026(b)	402,000	24,120
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	1,349,000	707,685
Oil and Gas Holding Co. BSCC (The) (Bahrain), 7.50%, 10/25/2027(b)	1,000,000	953,205
SESI LLC, 7.13%, 12/15/2021(b)	1,274,000	645,995
		2,377,711

Oil & Gas Exploration & Production–1.39%
Antero Resources Corp., 5.00%, 03/01/2025	1,996,000	1,110,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	$2,610,000	$ 2,052,112
California Resources Corp., 8.00%, 12/15/2022(b)	1,430,000	58,988
Callon Petroleum Co.,
6.13%, 10/01/2024	1,404,000	279,045
6.38%, 07/01/2026	1,004,000	167,768
Chesapeake Energy Corp.,
11.50%, 01/01/2025(b)	1,299,000	48,713
7.50%, 10/01/2026	115,000	4,025
CNX Resources Corp., 7.25%, 03/14/2027(b)	575,000	507,409
Comstock Resources, Inc., 9.75%, 08/15/2026	893,000	777,767
Continental Resources, Inc.,
4.50%, 04/15/2023	2,443,000	2,184,958
3.80%, 06/01/2024	376,000	311,140
Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	1,434,000	266,222
5.50%, 05/01/2022	419,000	12,570
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)(e)	1,452,000	18,150
EQT Corp.,
6.13%, 02/01/2025	623,000	597,301
3.90%, 10/01/2027	466,000	394,352
7.00%, 02/01/2030	795,000	756,244
Genesis Energy L.P./Genesis Energy Finance Corp.,
5.63%, 06/15/2024	15,000	12,785
6.25%, 05/15/2026	3,641,000	3,066,086
7.75%, 02/01/2028	2,086,000	1,779,671
Gulfport Energy Corp.,
6.63%, 05/01/2023	3,850,000	2,105,950
6.00%, 10/15/2024	2,355,000	1,186,331
Laredo Petroleum, Inc., 10.13%, 01/15/2028	485,000	200,611
Oasis Petroleum, Inc., 6.88%, 01/15/2023	812,000	110,635
PT Pertamina (Persero) (Indonesia),
6.50%, 05/27/2041(b)	2,070,000	2,317,658
6.00%, 05/03/2042(b)	2,180,000	2,320,919
QEP Resources, Inc., 5.63%, 03/01/2026	1,910,000	628,008
Range Resources Corp., 4.88%, 05/15/2025	1,163,000	908,594
SM Energy Co., 6.63%, 01/15/2027	1,424,000	383,341
Southwestern Energy Co.,
7.50%, 04/01/2026	1,574,000	1,419,402
7.75%, 10/01/2027	1,071,000	938,731
Whiting Petroleum Corp.,
5.75%, 03/15/2021(e)	1,776,000	187,634
6.25%, 04/01/2023(e)	2,180,000	226,175
6.63%, 01/15/2026(e)	2,061,000	219,084
Conv., 1.25%, 12/31/2049(e)	289,000	28,900
WPX Energy, Inc.,
5.75%, 06/01/2026	1,160,000	1,058,036
5.25%, 10/15/2027	290,000	253,649
4.50%, 01/15/2030	136,000	111,520
		29,010,759

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.72%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	$3,243,000	$ 2,758,009
EnLink Midstream Partners L.P., 5.60%, 04/01/2044	981,000	400,837
NuStar Logistics L.P., 6.00%, 06/01/2026	3,448,000	3,166,816
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	2,950,000	2,853,092
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(b)	1,919,000	1,378,130
Petroliam Nasional Bhd. (Malaysia), 7.63%, 10/15/2026(b)	1,920,000	2,444,720
Sunoco L.P./Sunoco Finance Corp.,
4.88%, 01/15/2023	690,000	676,062
6.00%, 04/15/2027	1,354,000	1,328,003
		15,005,669

Oil & Gas Storage & Transportation–1.03%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 4.60%, 11/02/2047(b)	1,587,000	1,704,144
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 09/15/2024	2,074,000	1,630,682
5.75%, 01/15/2028(b)	3,762,000	2,788,771
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	1,184,000	859,880
DCP Midstream Operating L.P., 5.38%, 07/15/2025	1,836,000	1,498,635
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	798,000	729,691
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	4,125,000	2,705,794
Southern Gas Corridor CJSC (Azerbaijan), 6.88%, 03/24/2026(b)	3,800,000	3,980,698
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	2,022,000	1,832,437
5.88%, 04/15/2026	1,144,000	1,020,677
5.50%, 03/01/2030(b)	2,021,000	1,729,269
Western Midstream Operating L.P.,
3.10%, 02/01/2025	792,000	726,660
4.75%, 08/15/2028	467,000	413,739
		21,621,077

Other Diversified Financial Services–0.66%
eG Global Finance PLC (United Kingdom),
6.75%, 02/07/2025(b)	2,973,000	2,720,890
8.50%, 10/30/2025(b)	615,000	602,823
JIC Zhixin Ltd. (China), 3.00%, 11/24/2022(b)	2,570,000	2,621,272
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	2,742,000	2,568,157
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	1,280,000	1,278,400
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	4,033,000	3,937,216
		13,728,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Multi-Asset Income Fund

	Principal
	Amount	Value
Packaged Foods & Meats–0.70%
B&G Foods, Inc.,
5.25%, 04/01/2025	$1,707,000	$1,737,214
5.25%, 09/15/2027	428,000	434,090
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	3,539,000	3,599,694
Kraft Heinz Foods Co.,
6.88%, 01/26/2039	1,581,000	1,903,390
5.00%, 06/04/2042	1,744,000	1,775,032
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	819,000	832,595
Post Holdings, Inc.,
5.63%, 01/15/2028(b)	2,350,000	2,402,052
4.63%, 04/15/2030(b)	807,000	795,896
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	1,133,000	1,161,552
		14,641,515

Paper Packaging–0.03%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	566,000	572,085

Paper Products–0.25%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	1,307,000	1,168,196
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	4,016,000	4,005,157
		5,173,353

Pharmaceuticals–0.93%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	2,584,000	2,855,320
Bausch Health Cos., Inc.,
5.88%, 05/15/2023(b)	15,000	14,911
6.13%, 04/15/2025(b)	1,126,000	1,143,819
5.50%, 11/01/2025(b)	605,000	631,922
9.00%, 12/15/2025(b)	5,468,000	5,990,194
5.75%, 08/15/2027(b)	167,000	176,886
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	2,894,000	2,187,430
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	3,626,000	3,544,234
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	2,757,000	2,809,659
		19,354,375

Property & Casualty Insurance–0.05%
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	932,000	966,577

Publishing–0.17%
Meredith Corp., 6.88%, 02/01/2026	4,086,000	3,496,799

Railroads–0.22%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	5,344,000	4,509,588

Research & Consulting Services–0.06%
Dun & Bradstreet Corp. (The), 10.25%, 02/15/2027(b)	1,199,000	1,309,488

	Principal
	Amount	Value
Restaurants–0.30%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	$3,710,000	$3,747,842
IRB Holding Corp., 6.75%, 02/15/2026(b)	2,745,000	2,297,840
Yum! Brands, Inc., 7.75%, 04/01/2025(b)	146,000	159,523
		6,205,205

Security & Alarm Services–0.28%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	2,674,000	2,515,699
Garda World Security Corp. (Canada), 9.50%, 11/01/2027(b)	1,707,000	1,714,938
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)	1,555,000	1,539,450
		5,770,087

Sovereign Debt–13.91%
Abu Dhabi Government International Bond (United Arab Emirates),
4.13%, 10/11/2047(b)	900,000	1,016,326
3.13%, 09/30/2049(b)	1,090,000	1,049,479
Angolan Government International Bond (Angola),
9.50%, 11/12/2025(b)	2,220,000	1,060,856
9.13%, 11/26/2049(b)	1,140,000	495,362
Bahrain Government International Bond (Bahrain),
6.13%, 07/05/2022(b)	2,800,000	2,820,885
6.75%, 09/20/2029(b)	1,100,000	1,070,674
6.00%, 09/19/2044(b)	1,200,000	1,023,960
7.50%, 09/20/2047(b)	1,000,000	959,150
Bolivian Government International Bond (Bolivia), 4.50%, 03/20/2028(b)	4,899,000	4,052,012
Brazilian Government International Bond (Brazil),
5.63%, 01/07/2041	4,310,000	4,331,550
5.63%, 02/21/2047	1,100,000	1,108,250
4.75%, 01/14/2050	1,070,000	967,012
Chile Government International Bond (Chile),
3.13%, 01/21/2026	1,820,000	1,948,537
3.24%, 02/06/2028	200,000	215,192
China Government International Bond (China),
2.63%, 11/02/2027(b)	1,200,000	1,297,231
2.75%, 12/03/2039(b)	1,090,000	1,133,394
4.00%, 10/19/2048(b)	1,000,000	1,343,184
Colombia Government International Bond (Colombia),
3.88%, 04/25/2027	1,780,000	1,766,650
4.50%, 03/15/2029	1,640,000	1,664,616
7.38%, 09/18/2037	3,500,000	4,369,750
6.13%, 01/18/2041	3,710,000	4,164,475
5.63%, 02/26/2044	3,760,000	4,055,160
5.20%, 05/15/2049	510,000	528,773
Costa Rica Government International Bond (Costa Rica),
5.63%, 04/30/2043(b)	1,300,000	921,193
7.16%, 03/12/2045(b)	1,200,000	936,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Croatia Government International Bond (Croatia),
5.50%, 04/04/2023(b)	$2,264,000	$ 2,448,439
6.00%, 01/26/2024(b)	2,565,000	2,868,152
Dominican Republic International Bond (Dominican Republic),
5.95%, 01/25/2027(b)	2,228,000	2,024,138
6.00%, 07/19/2028(b)	2,370,000	2,153,737
7.45%, 04/30/2044(b)	2,935,000	2,685,525
6.85%, 01/27/2045(b)	3,652,000	3,195,500
6.40%, 06/05/2049(b)	935,000	776,050
Egypt Government International Bond (Egypt),
7.60%, 03/01/2029(b)	200,000	190,541
8.50%, 01/31/2047(b)	2,896,000	2,601,622
7.90%, 02/21/2048(b)	1,200,000	1,041,750
8.70%, 03/01/2049(b)	2,110,000	1,902,813
El Salvador Government International Bond (El Salvador),
7.65%, 06/15/2035(b)	1,110,000	886,446
7.63%, 02/01/2041(b)	1,100,000	856,460
7.12%, 01/20/2050(b)	1,120,000	862,400
Ghana Government International Bond (Ghana),
7.63%, 05/16/2029(b)	818,000	632,144
8.13%, 03/26/2032(b)	2,590,000	1,988,677
8.95%, 03/26/2051(b)	738,000	563,744
Hazine Mustesarligi Varlik Kiralama A.S. (Turkey), 5.00%, 04/06/2023(b)	320,000	307,925
Hungary Government International Bond (Hungary),
5.75%, 11/22/2023	1,020,000	1,137,449
5.38%, 03/25/2024	1,210,000	1,350,687
7.63%, 03/29/2041	1,270,000	2,052,188
Indonesia Government International Bond (Indonesia),
8.50%, 10/12/2035(b)	2,230,000	3,229,293
6.63%, 02/17/2037(b)	1,100,000	1,402,328
7.75%, 01/17/2038(b)	830,000	1,170,870
5.25%, 01/17/2042(b)	2,815,000	3,211,824
6.75%, 01/15/2044(b)	3,030,000	4,086,570
5.95%, 01/08/2046(b)	420,000	523,405
Jordan Government International Bond (Jordan),
6.13%, 01/29/2026(b)	1,000,000	987,953
5.75%, 01/31/2027(b)	1,200,000	1,153,996
7.38%, 10/10/2047(b)	500,000	465,621
Kazakhstan Government International Bond (Kazakhstan),
3.88%, 10/14/2024(b)	200,000	211,600
5.13%, 07/21/2025(b)	950,000	1,061,031
4.88%, 10/14/2044(b)	3,533,000	4,025,829
6.50%, 07/21/2045(b)	700,000	932,750
Kenya Government International Bond (Kenya),
6.88%, 06/24/2024(b)	1,100,000	1,015,300
7.25%, 02/28/2028(b)	1,100,000	998,404
8.25%, 02/28/2048(b)	1,100,000	990,825
Kuwait International Government Bond (Kuwait), 3.50%, 03/20/2027(b)	6,750,000	7,421,989

	Principal Amount	Value
Sovereign Debt–(continued)
Malaysia Sukuk Global Bhd. (Malaysia), 3.18%, 04/27/2026(b)	$250,000	$ 264,598
Mexico Government International Bond (Mexico),
4.15%, 03/28/2027	300,000	301,125
5.55%, 01/21/2045	500,000	519,375
4.60%, 01/23/2046	1,050,000	956,770
5.75%, 10/12/2110	2,508,000	2,395,165
Series A, 6.05%, 01/11/2040	3,682,000	4,027,224
Mongolia Government International Bond (Mongolia),
5.63%, 05/01/2023(b)	1,778,000	1,591,311
8.75%, 03/09/2024(b)	2,216,000	2,138,463
Morocco Government International Bond (Morocco), 5.50%, 12/11/2042(b)	3,090,000	3,516,525
Nigeria Government International Bond (Nigeria),
8.75%, 01/21/2031(b)	2,550,000	2,054,951
7.88%, 02/16/2032(b)	2,470,000	1,888,562
7.70%, 02/23/2038(b)	900,000	668,210
9.25%, 01/21/2049(b)	1,836,000	1,506,981
Oman Government International Bond (Oman),
4.75%, 06/15/2026(b)	2,310,000	1,767,972
5.38%, 03/08/2027(b)	2,660,000	2,043,995
5.63%, 01/17/2028(b)	4,875,000	3,736,083
6.00%, 08/01/2029(b)	1,745,000	1,339,851
6.50%, 03/08/2047(b)	1,162,000	820,279
6.75%, 01/17/2048(b)	2,054,000	1,457,062
Pakistan Government International Bond (Pakistan),
8.25%, 04/15/2024(b)	1,640,000	1,555,409
8.25%, 09/30/2025(b)	1,210,000	1,125,953
6.88%, 12/05/2027(b)	2,800,000	2,443,952
Panama Government International Bond (Panama),
4.00%, 09/22/2024	3,725,000	3,954,125
7.13%, 01/29/2026	1,110,000	1,339,881
8.88%, 09/30/2027	969,000	1,313,005
3.88%, 03/17/2028	1,000,000	1,081,260
6.70%, 01/26/2036	1,090,000	1,442,735
Paraguay Government International Bond (Paraguay),
5.00%, 04/15/2026(b)	1,000,000	1,049,602
6.10%, 08/11/2044(b)	1,000,000	1,107,510
5.60%, 03/13/2048(b)	900,000	963,000
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 4.33%, 05/28/2025(b)	300,000	314,328
Peruvian Government International Bond (Peru),
2.84%, 06/20/2030	1,170,000	1,214,460
8.75%, 11/21/2033	721,000	1,142,792
6.55%, 03/14/2037	1,084,000	1,562,163
5.63%, 11/18/2050	802,000	1,203,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Philippine Government International Bond (Philippines),
4.20%, 01/21/2024	$100,000	$ 107,651
10.63%, 03/16/2025	1,044,000	1,431,982
3.75%, 01/14/2029	200,000	224,321
9.50%, 02/02/2030	80,000	127,687
6.38%, 01/15/2032	4,011,000	5,452,374
6.38%, 10/23/2034	850,000	1,216,725
3.95%, 01/20/2040	900,000	1,048,604
Qatar Government International Bond (Qatar),
4.00%, 03/14/2029(b)	200,000	222,434
6.40%, 01/20/2040(b)	3,090,000	4,389,515
5.75%, 01/20/2042(b)	2,330,000	3,120,993
4.63%, 06/02/2046(b)	570,000	673,865
5.10%, 04/23/2048(b)	3,660,000	4,575,000
4.82%, 03/14/2049(b)	3,600,000	4,347,619
RAK Capital (United Arab Emirates), 3.09%, 03/31/2025(b)	4,543,000	4,506,992
Republic of Poland Government International Bond (Poland),
3.00%, 03/17/2023	1,599,000	1,677,260
4.00%, 01/22/2024	3,380,000	3,701,577
3.25%, 04/06/2026	2,983,000	3,253,302
Republic of South Africa Government International Bond (South Africa),
5.88%, 06/22/2030	3,200,000	2,951,456
6.25%, 03/08/2041	3,675,000	3,244,863
5.38%, 07/24/2044	2,250,000	1,757,774
Romanian Government International Bond (Romania),
4.38%, 08/22/2023(b)	833,000	867,857
4.88%, 01/22/2024(b)	1,252,000	1,330,250
6.13%, 01/22/2044(b)	3,890,000	4,651,899
5.13%, 06/15/2048(b)	1,090,000	1,164,205
Russian Foreign Bond (Russia),
5.63%, 04/04/2042(b)	2,200,000	2,803,636
5.88%, 09/16/2043(b)	1,200,000	1,581,900
Russian Foreign Bond - Eurobond (Russia),
4.75%, 05/27/2026(b)	2,200,000	2,444,750
4.25%, 06/23/2027(b)	2,200,000	2,389,913
12.75%, 06/24/2028(b)	2,091,000	3,529,405
4.38%, 03/21/2029(b)	2,200,000	2,434,054
5.10%, 03/28/2035(b)	600,000	705,158
5.25%, 06/23/2047(b)	1,000,000	1,240,815
Saudi Government International Bond (Saudi Arabia),
3.63%, 03/04/2028(b)	300,000	315,150
4.38%, 04/16/2029(b)	538,000	600,682
4.63%, 10/04/2047(b)	2,900,000	3,051,887
5.00%, 04/17/2049(b)	3,860,000	4,279,015
5.25%, 01/16/2050(b)	2,680,000	3,052,257
Slovakia Government International Bond (Slovakia), 4.38%, 05/21/2022(b)	4,658,000	4,920,348

	Principal Amount	Value

Sovereign Debt–(continued)
Sri Lanka Government International Bond (Sri Lanka),
6.35%, 06/28/2024(b)	$560,000	$ 338,105
6.13%, 06/03/2025(b)	1,385,000	813,710
6.85%, 11/03/2025(b)	710,000	411,807
6.83%, 07/18/2026(b)	2,510,000	1,455,798
6.20%, 05/11/2027(b)	2,740,000	1,589,157
6.75%, 04/18/2028(b)	1,776,000	1,021,195
7.85%, 03/14/2029(b)	1,041,000	598,585
7.55%, 03/28/2030(b)	1,122,000	656,270
Trinidad & Tobago Government International Bond (Trinidad), 4.50%, 08/04/2026(b)	3,430,000	3,205,678
Turkey Government International Bond (Turkey),
7.38%, 02/05/2025	2,699,000	2,750,114
4.88%, 10/09/2026	326,000	287,290
6.00%, 03/25/2027	1,890,000	1,740,907
7.63%, 04/26/2029	2,430,000	2,404,060
11.88%, 01/15/2030	1,920,000	2,430,010
8.00%, 02/14/2034	1,580,000	1,605,849
6.88%, 03/17/2036	1,218,000	1,103,812
7.25%, 03/05/2038	1,170,000	1,097,268
Ukraine Government International Bond (Ukraine),
7.75%, 09/01/2022(b)	657,000	628,920
7.75%, 09/01/2026(b)	1,090,000	1,011,094
7.75%, 09/01/2027(b)	1,090,000	1,002,507
9.75%, 11/01/2028(b)	900,000	884,946
Uruguay Government International Bond (Uruguay),
4.38%, 01/23/2031	2,420,000	2,678,722
7.88%, 01/15/2033	1,430,000	2,006,304
7.63%, 03/21/2036	2,510,000	3,492,063
4.13%, 11/20/2045	477,000	493,104
4.98%, 04/20/2055	90,000	102,250
		290,728,023

Specialized Consumer Services–0.12%
ServiceMaster Co. LLC (The),
5.13%, 11/15/2024(b)	453,000	464,506
7.45%, 08/15/2027	1,817,000	1,960,816
		2,425,322

Specialized REITs–0.35%
Equinix, Inc., 5.88%, 01/15/2026	509,000	530,989
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	1,099,000	1,101,308
Iron Mountain, Inc.,
6.00%, 08/15/2023	640,000	649,728
5.75%, 08/15/2024	359,000	354,961
5.25%, 03/15/2028(b)	2,145,000	2,106,712
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	3,220,000	1,736,707
SBA Communications Corp., 4.88%, 09/01/2024	760,000	791,950
		7,272,355

Specialty Chemicals–0.18%
Element Solutions, Inc., 5.88%, 12/01/2025(b)	2,009,000	2,006,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Specialty Chemicals–(continued)
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	$1,782,000	$ 1,727,827
		3,734,316

Systems Software–0.03%
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	674,000	609,161
Camelot Finance S.A., 4.50%, 11/01/2026(b)	16,000	16,195
		625,356

Technology Hardware, Storage & Peripherals–0.23%
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	1,964,000	2,041,283
8.10%, 07/15/2036(b)	1,881,000	2,309,663
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/2023(b)	538,000	102,893
Presidio Holdings, Inc., 8.25%, 02/01/2028(b)	340,000	337,637
		4,791,476

Textiles–0.09%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	3,434,000	1,923,040

Thrifts & Mortgage Finance–0.04%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	976,000	837,213

Trading Companies & Distributors–0.51%
AerCap Global Aviation Trust (Ireland), 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(f)	1,993,000	1,467,845
BMC East LLC, 5.50%, 10/01/2024(b)	1,946,000	1,862,906
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	3,013,000	2,843,368
United Rentals North America, Inc.,
5.88%, 09/15/2026	933,000	964,535
6.50%, 12/15/2026	1,074,000	1,119,269
5.50%, 05/15/2027	269,000	273,385
5.25%, 01/15/2030	2,089,000	2,103,936
		10,635,244

Trucking–0.04%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
6.38%, 04/01/2024(b)	655,000	407,606
5.25%, 03/15/2025(b)	735,000	441,000
		848,606

Wireless Telecommunication Services–0.87%
Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	207,000	124,200
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	196,000	9,800
Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021	1,090,000	168,808
Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)	342,000	67,118

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	$1,136,000	$ 1,049,437
Sprint Capital Corp., 8.75%, 03/15/2032	1,330,000	1,874,834
Sprint Communications, Inc., 11.50%, 11/15/2021	830,000	931,301
Sprint Corp.,
7.25%, 09/15/2021	49,000	51,612
7.88%, 09/15/2023	7,362,000	8,319,060
7.63%, 02/15/2025	823,000	955,791
7.63%, 03/01/2026	1,256,000	1,490,558
T-Mobile USA, Inc., 6.50%, 01/15/2026	3,001,000	3,180,010
		18,222,529
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,419,178,944)		1,329,962,567

	Shares

Preferred Stocks–19.63%
Alternative Carriers–0.64%
Qwest Corp., 6.50%, Pfd.	158,589	3,679,265
Qwest Corp., 6.75%, Pfd.	137,510	3,282,364
Qwest Corp., 6.13%, Pfd.	106,576	2,395,828
Qwest Corp., 6.88%, Pfd.	82,900	1,961,414
Qwest Corp., 6.63%, Pfd.	86,448	2,018,561
Qwest Corp., 7.00%, Pfd.	5,000	120,200
		13,457,632

Asset Management & Custody Banks–0.67%
Affiliated Managers Group, Inc., 5.88%, Pfd.	11,249	283,812
Apollo Global Management, Inc., 6.38%, Series A, Pfd.	10,312	269,453
Apollo Global Management, Inc., 6.38%, Series B, Pfd.	11,249	288,537
Ares Management Corp., 7.00%, Series A, Pfd.	11,624	298,039
Bank of New York Mellon Corp. (The), 5.20%, Pfd.	95,167	2,439,130
Brightsphere Investment Group, Inc., 5.13%, Pfd.	4,687	93,271
KKR & Co., Inc., 6.75%, Series A, Pfd.	12,937	334,939
KKR & Co., Inc., 6.50%, Series B, Pfd.	5,812	154,192
Legg Mason, Inc., 6.38%, Pfd.	9,374	239,787
Legg Mason, Inc., 5.45%, Pfd.	81,774	2,009,187
Northern Trust Corp., 4.70%, Series E, Pfd.	47,999	1,202,855
Oaktree Capital Group LLC, 6.63%, Series A, Pfd.	6,750	175,298
Oaktree Capital Group LLC, 6.55%, Series B, Pfd.	8,812	225,763
Prospect Capital Corp., 6.25%, Pfd.	8,162	198,337
State Street Corp., 5.35%, Series G, Pfd.	95,737	2,592,558
State Street Corp., 5.90%, Series D, Pfd.	123,693	3,233,335
		14,038,493

Automobile Manufacturers–0.21%
Ford Motor Co., 6.20%, Pfd.	121,773	2,160,253
Ford Motor Co., 6.00%, Pfd.	129,798	2,201,374
		4,361,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco Multi-Asset Income Fund

	Shares	Value
Consumer Finance–0.89%
Capital One Financial Corp., 5.20%, Series G, Pfd.	135,649	$ 3,373,591
Capital One Financial Corp., 6.00%, Series H, Pfd.	137,749	3,604,891
Capital One Financial Corp., 6.20%, Series F, Pfd.	81,424	2,088,526
Capital One Financial Corp., 5.00%, Series I, Pfd.	242,947	5,636,370
Capital One Financial Corp., 4.80%, Series J, Pfd.	46,872	1,036,340
Navient Corp., 6.00%, Pfd.	11,249	229,480
Synchrony Financial, 5.63%, Series A, Pfd.	122,693	2,556,922
		18,526,120

Diversified Banks–6.06%
Bank of America Corp., 6.20%, Series CC, Pfd.	186,150	4,858,515
Bank of America Corp., 6.00%, Series EE, Pfd.	153,375	3,987,750
Bank of America Corp., 6.00%, Series GG, Pfd.	219,075	5,941,314
Bank of America Corp., 5.88%, Series HH, Pfd.	168,700	4,487,420
Bank of America Corp., 5.38%, Series KK, Pfd.	286,050	7,388,672
Bank of America Corp., 5.00%, Series LL, Pfd.	275,400	6,896,016
Citigroup, Inc., 6.30%, Series S, Pfd.	168,010	4,290,975
Citigroup, Inc., 7.13%, Series J, Pfd.	154,623	4,227,393
Citigroup, Inc., 6.88%, Series K, Pfd.	241,309	6,602,214
JPMorgan Chase & Co., 6.10%, Series AA, Pfd.	234,534	6,053,323
JPMorgan Chase & Co., 6.15%, Series BB, Pfd.	258,198	6,664,090
JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	294,481	7,847,919
JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	259,821	7,103,506
JPMorgan Chase & Co., 4.75%, Series GG, Pfd.	146,448	3,690,490
U.S. Bancorp, 5.50%, Series K, Pfd.	108,650	2,879,225
U.S. Bancorp, 6.50%, Series F, Pfd.	242,100	6,539,121
Wells Fargo & Co., 5.70%, Series W, Pfd.	160,873	4,129,610
Wells Fargo & Co., 5.50%, Series X, Pfd.	255,323	6,549,035
Wells Fargo & Co., 5.63%, Series Y, Pfd.	136,249	3,565,636
Wells Fargo & Co., 5.20%, Pfd.	121,698	3,037,582
Wells Fargo & Co., 5.13%, Series O, Pfd.	104,799	2,592,727
Wells Fargo & Co., 5.25%, Series P, Pfd.	100,736	2,523,437
Wells Fargo & Co., 5.85%, Series Q, Pfd.	184,134	4,656,749
Wells Fargo & Co., 6.63%, Series R, Pfd.	135,248	3,612,474
Wells Fargo & Co., 6.00%, Series T, Pfd.	22,706	579,911
Wells Fargo & Co., 6.00%, Series V, Pfd.	160,823	4,171,749
Wells Fargo & Co., 4.75%, Series Z, Pfd.	75,464	1,802,080
		126,678,933

Diversified Capital Markets–0.11%
Deutsche Bank Contingent Capital Trust II, 6.55%, Pfd.	87,900	2,227,386

	Shares	Value
Diversified REITs–0.21%
PS Business Parks, Inc., 5.20%, Series W, Pfd.	7,115	$179,654
PS Business Parks, Inc., 5.25%, Series X, Pfd.	8,625	214,504
PS Business Parks, Inc., 5.20%, Series Y, Pfd.	7,500	189,150
PS Business Parks, Inc., 4.88%, Series Z, Pfd.	12,187	293,463
VEREIT, Inc., 6.70%, Series F, Pfd.	138,834	3,408,374
		4,285,145

Electric Utilities–1.49%
Alabama Power Co., 5.00%, Series A, Pfd.	9,831	262,586
Duke Energy Corp., 5.13%, Pfd.	78,374	1,977,376
Duke Energy Corp., 5.63%, Pfd.	82,099	2,222,420
Duke Energy Corp., 5.75%, Series A, Pfd.	162,723	4,489,528
Entergy Arkansas LLC, 4.88%, Pfd.	16,800	428,400
Entergy Arkansas LLC, 4.90%, Pfd.	8,050	203,262
Entergy Louisiana LLC, 4.88%, Pfd.	12,300	316,233
Entergy Louisiana LLC, 5.25%, Pfd.	9,000	231,030
Entergy Mississippi LLC, 4.90%, Pfd.	10,800	279,612
Entergy New Orleans LLC, 5.50%, Pfd.	5,100	132,957
Entergy Texas, Inc., 5.63%, Pfd.	6,100	159,942
Georgia Power Co., 5.00%, Series 2017A, Pfd.	10,617	281,775
Interstate Power and Light Co., 5.10%, Series D, Pfd.	7,500	192,750
NextEra Energy Capital Holdings, Inc., 5.00%, Pfd.	81,075	2,028,496
NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.	122,700	3,263,820
NextEra Energy Capital Holdings, Inc., 5.13%, Series I, Pfd.	13,500	341,145
PPL Capital Funding, Inc., 5.90%, Series B, Pfd.	16,874	424,044
SCE Trust II, 5.10%, Pfd.	14,999	351,277
SCE Trust III, 5.75%, Series H, Pfd.	10,312	247,488
SCE Trust IV, 5.38%, Series J, Pfd.	12,187	266,652
SCE Trust V, 5.45%, Series K, Pfd.	11,249	265,926
SCE Trust VI, 5.00%, Pfd.	96,986	2,136,602
Southern Co. (The), 5.25%, Pfd.	136,759	3,494,192
Southern Co. (The), 5.25%, Pfd.	75,871	1,980,992
Southern Co. (The), 6.25%, Pfd.	160,774	4,123,853
Southern Co. (The), 4.95%, Series 2020, Pfd.	39,324	970,123
		31,072,481

Gas Utilities–0.02%
South Jersey Industries, Inc., 5.63%, Pfd.	7,865	200,243
Spire, Inc., 5.90%, Series A, Pfd.	9,831	262,782
		463,025

Health Care REITs–0.09%
Diversified Healthcare Trust, 5.63%, Pfd.	100,050	1,821,910

Integrated Telecommunication Services–0.74%
AT&T, Inc., 5.35%, Pfd.	215,816	5,561,578
AT&T, Inc., 5.63%, Pfd.	135,286	3,572,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                      Invesco Multi-Asset Income Fund

	Shares	Value
Integrated Telecommunication Services–(continued)
AT&T, Inc., 5.00%, Series A, Pfd.	195,397	$ 4,918,143
AT&T, Inc., 4.75%, Series C, Pfd.	65,621	1,509,939
		15,562,563

Internet & Direct Marketing Retail–0.24%
eBay, Inc., 6.00%, Pfd.	122,873	3,197,155
QVC, Inc., 6.38%, Pfd.	8,437	178,949
QVC, Inc., 6.25%, Pfd.	81,458	1,605,537
		4,981,641

Investment Banking & Brokerage–1.69%
Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	122,373	3,197,607
Charles Schwab Corp. (The), 6.00%, Series C, Pfd.	97,974	2,544,385
Goldman Sachs Group, Inc. (The), 6.30%, Series N, Pfd.	110,961	2,924,932
Goldman Sachs Group, Inc. (The), 5.50%, Series J, Pfd.	163,898	4,138,425
Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.	135,398	3,494,622
Morgan Stanley, 5.85%, Series K, Pfd.	184,398	4,864,419
Morgan Stanley, 7.13%, Series E, Pfd.	82,200	2,235,840
Morgan Stanley, 6.88%, Series F, Pfd.	142,175	3,840,147
Morgan Stanley, 6.38%, Series I, Pfd.	209,825	5,633,801
Morgan Stanley, 4.88%, Series L, Pfd.	81,800	1,999,192
Stifel Financial Corp., 6.25%, Series A, Pfd.	5,899	147,534
Stifel Financial Corp., 5.20%, Pfd.	8,848	223,766
Stifel Financial Corp., 6.25%, Series B, Pfd.	6,292	158,495
		35,403,165

Leisure Products–0.02%
Brunswick Corp., 6.50%, Pfd.	6,937	170,997
Brunswick Corp., 6.63%, Pfd.	4,687	115,254
Brunswick Corp., 6.38%, Pfd.	8,625	211,571
		497,822

Life & Health Insurance–1.16%
AEGON Funding Co. LLC, 5.10%, Pfd.	151,675	3,641,717
American Equity Investment Life Holding Co., 5.95%, Series A, Pfd.	14,999	348,427
Athene Holding Ltd., 6.35%, Series A, Pfd.	139,892	3,395,179
Athene Holding Ltd., 5.63%, Series B, Pfd.	12,937	300,268
Brighthouse Financial, Inc., 6.25%, Pfd.	14,062	355,628
Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	69,337	1,731,345
Globe Life, Inc., 6.13%, Pfd.	11,249	303,048
MetLife, Inc., 5.63%, Series E, Pfd.	130,286	3,413,493
MetLife, Inc., 4.75%, Series F, Pfd.	37,498	928,075
Prudential Financial, Inc., 5.63%, Pfd.	93,011	2,438,748
Prudential Financial, Inc., 5.75%, Pfd.	92,736	2,344,366
Prudential Financial, Inc., 5.70%, Pfd.	115,173	2,910,422
Prudential PLC, 6.75%, Pfd.	65,000	1,662,050
Prudential PLC, 6.50%, Pfd.	8,800	227,040
Unum Group, 6.25%, Pfd.	11,249	271,213
		24,271,019

	Shares	Value
Multi-line Insurance–0.27%
American Financial Group, Inc., 6.00%, Pfd.	5,625	$ 141,244
American Financial Group, Inc., 5.88%, Pfd.	4,687	125,893
American Financial Group, Inc., 5.13%, Pfd.	7,500	188,475
American International Group, Inc., 5.85%, Series A, Pfd.	82,099	2,126,364
Hartford Financial Services Group, Inc. (The), 7.88%, Pfd.	98,249	2,627,178
Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	12,937	345,288
		5,554,442

Multi-Sector Holdings–0.11%
PartnerRe Ltd., 7.25%, Series H, Pfd.	81,450	2,103,039
PartnerRe Ltd., 5.88%, Series I, Pfd.	6,000	145,320
PartnerRe Ltd., 6.50%, Series G, Pfd.	3,500	87,675
		2,336,034

Multi-Utilities–0.48%
Algonquin Power & Utilities Corp., 6.88%, Pfd.	10,781	297,556
Algonquin Power & Utilities Corp., 6.20%, Series 19-A, Pfd.	13,124	358,679
CMS Energy Corp., 5.63%, Pfd.	7,500	200,625
CMS Energy Corp., 5.88%, Pfd.	10,335	276,565
CMS Energy Corp., 5.88%, Pfd.	102,174	2,807,742
DTE Energy Co., 5.25%, Pfd.	7,500	188,550
Integrys Holding, Inc., 6.00%, Pfd.	20,250	511,312
NiSource, Inc., 6.50%, Series B, Pfd.	81,399	2,244,170
Sempra Energy, 5.75%, Pfd.	124,238	3,161,857
		10,047,056

Office REITs–0.19%
Boston Properties, Inc., 5.25%, Series B, Pfd.	7,500	188,925
Office Properties Income Trust, 5.88%, Pfd.	11,624	265,492
SL Green Realty Corp., 6.50%, Series I, Pfd.	9,044	223,387
Vornado Realty Trust, 5.40%, Series L, Pfd.	129,350	2,981,517
Vornado Realty Trust, 5.25%, Series M, Pfd.	17,000	379,610
		4,038,931

Office Services & Supplies–0.01%
Pitney Bowes, Inc., 6.70%, Pfd.	15,937	270,770

Oil & Gas Storage & Transportation–0.31%
DCP Midstream L.P., 7.88%, Series B, Pfd.	6,047	98,203
DCP Midstream L.P., 7.95%, Series C, Pfd.	4,125	70,991
Enbridge, Inc., 6.38%, Series B, Pfd.	97,674	2,296,316
Energy Transfer Operating L.P., 7.38%, Series C, Pfd.	16,874	353,679
Energy Transfer Operating L.P., 7.63%, Series D, Pfd.	16,687	349,593
Energy Transfer Operating L.P., 7.60%, Series E, Pfd.	129,948	2,748,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                      Invesco Multi-Asset Income Fund

	Shares	Value
Oil & Gas Storage & Transportation–(continued)
NuStar Energy L.P., 8.50%, Series A, Pfd.	8,707	$ 150,631
NuStar Energy L.P., 9.00%, Series C, Pfd.	6,783	124,197
NuStar Energy L.P., 7.63%, Series B, Pfd.	13,500	217,350
		6,409,360

Other Diversified Financial Services–0.18%
Equitable Holdings, Inc., 5.25%, Series A, Pfd.	129,398	3,121,080
National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	9,374	257,129
Voya Financial, Inc., 5.35%, Series B, Pfd.	11,249	290,674
		3,668,883

Property & Casualty Insurance–0.89%
Allstate Corp. (The), 5.63%, Series G, Pfd.	100,761	2,720,547
Allstate Corp. (The), 5.10%, Pfd.	79,749	2,067,892
Allstate Corp. (The), 5.10%, Series H, Pfd.	185,623	4,751,949
Allstate Corp. (The), 4.75%, Series I, Pfd.	11,249	285,612
Arch Capital Group Ltd., 5.25%, Series E, Pfd.	74,374	1,793,157
Arch Capital Group Ltd., 5.45%, Series F, Pfd.	12,374	308,360
Argo Group U.S., Inc., 6.50%, Pfd.	5,390	135,828
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	9,374	223,851
Aspen Insurance Holdings Ltd., 5.95%, Pfd.	10,312	249,550
Aspen Insurance Holdings Ltd., 5.63%, Pfd.	9,374	222,914
Assured Guaranty Municipal Holdings, Inc., 6.25%, Pfd.	71,600	1,776,396
AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	105,174	2,589,384
Hanover Insurance Group, Inc. (The), 6.35%, Pfd.	6,562	168,184
W.R. Berkley Corp., 5.75%, Pfd.	11,404	290,574
W.R. Berkley Corp., 5.70%, Pfd.	7,275	188,423
W.R. Berkley Corp., 5.63%, Pfd.	13,763	346,552
W.R. Berkley Corp., 5.10%, Pfd.	16,000	390,720
		18,509,893

Real Estate Operating Companies–0.03%
Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	6,900	148,005
Brookfield Property Partners L.P., 6.38%, Series A2, Pfd.	9,374	201,260
Brookfield Property Partners L.P., 5.75%, Series A, Pfd.	9,374	187,480
		536,745

Regional Banks–1.80%
Associated Banc-Corp., 5.88%, Series E, Pfd.	3,932	95,784
BancorpSouth Bank, 5.50%, Series A, Pfd.	5,625	141,862
BOK Financial Corp., 5.38%, Pfd.	5,625	138,881

	Shares	Value
Regional Banks–(continued)
CIT Group, Inc., 5.63%, Series B, Pfd.	7,804	$ 163,260
Citizens Financial Group, Inc., 6.35%, Series D, Pfd.	11,249	286,175
Citizens Financial Group, Inc., 5.00%, Series E, Pfd.	73,474	1,783,214
Commerce Bancshares, Inc., 6.00%, Series B, Pfd.	5,625	146,025
Fifth Third Bancorp, 6.63%, Series I, Pfd.	73,774	1,969,766
Fifth Third Bancorp, 6.00%, Series A, Pfd.	7,500	204,675
Fifth Third Bancorp, 4.95%, Series K, Pfd.	9,374	225,913
First Horizon National Corp., 6.20%, Series A, Pfd.	3,750	92,063
First Republic Bank, 5.50%, Series G, Pfd.	5,625	144,731
First Republic Bank, 5.13%, Series H, Pfd.	7,500	186,825
First Republic Bank, 5.50%, Series I, Pfd.	11,249	297,761
First Republic Bank, 5.70%, Series F, Pfd.	3,750	96,637
First Republic Bank, 4.70%, Series J, Pfd.	14,812	358,747
FNB Corp., 7.25%, Pfd.	4,158	116,216
Hancock Whitney Corp., 5.95%, Pfd.	5,625	139,725
Huntington Bancshares, Inc., 6.25%, Series D, Pfd.	98,224	2,523,375
Huntington Bancshares, Inc., 5.88%, Series C, Pfd.	3,932	97,632
IBERIABANK Corp., 6.10%, Series D, Pfd.	3,932	84,813
KeyCorp, 6.13%, Series E, Pfd.	82,099	2,333,254
KeyCorp, 5.65%, Series F, Pfd.	69,337	1,776,414
KeyCorp, 5.63%, Series G, Pfd.	73,174	1,884,962
People’s United Financial, Inc., 5.63%, Series A, Pfd.	9,374	239,037
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.	245,497	6,471,301
PNC Financial Services Group, Inc. (The), 5.38%, Series Q, Pfd.	78,199	1,997,984
Regions Financial Corp., 6.38%, Series A, Pfd.	79,949	2,020,311
Regions Financial Corp., 6.38%, Series B, Pfd.	83,999	2,274,693
Regions Financial Corp., 5.70%, Series C, Pfd.	81,199	2,152,585
SVB Financial Group, 5.25%, Series A, Pfd.	13,763	341,598
Synovus Financial Corp., 6.30%, Series D, Pfd.	7,865	178,929
Synovus Financial Corp., 5.88%, Series E, Pfd.	13,763	296,317
TCF Financial Corp., 5.70%, Series C, Pfd.	6,900	173,811
Texas Capital Bancshares, Inc., 6.50%, Series A, Pfd.	11,500	281,060
Truist Financial Corp., 5.63%, Series H, Pfd.	192,725	4,953,032
Truist Financial Corp., 5.20%, Series G, Pfd.	15,800	401,636
Valley National Bancorp, 5.50%, Series B, Pfd.	3,932	84,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                      Invesco Multi-Asset Income Fund

	Shares	Value
Regional Banks–(continued)
Valley National Bancorp, 6.25%, Series A, Pfd.	4,522	$ 112,191
Webster Financial Corp., 5.25%, Series F, Pfd.	5,899	145,823
Wintrust Financial Corp., 6.50%, Series D, Pfd.	4,915	124,005
Zions Bancorporation N.A., 6.30%, Series G, Pfd.	5,442	133,928
		37,671,922

Reinsurance–0.21%
Enstar Group Ltd., 7.00%, Series D, Pfd.	65,999	1,641,395
Enstar Group Ltd., 7.00%, Series E, Pfd.	4,125	99,578
Reinsurance Group of America, Inc., 5.75%, Pfd.	71,649	1,828,482
Reinsurance Group of America, Inc., 6.20%, Pfd.	14,999	379,925
RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	9,374	242,130
RenaissanceRe Holdings Ltd., 5.38%, Series E, Pfd.	10,312	260,172
		4,451,682

Residential REITs–0.04%
American Homes 4 Rent, 5.88%, Series F, Pfd.	5,812	136,873
American Homes 4 Rent, 5.88%, Series G, Pfd.	4,500	105,255
American Homes 4 Rent, 6.50%, Series D, Pfd.	10,078	253,462
American Homes 4 Rent, 6.35%, Series E, Pfd.	8,625	220,541
American Homes 4 Rent, 6.25%, Series H, Pfd.	4,000	98,600
		814,731

Retail REITs–0.06%
Federal Realty Investment Trust, 5.00%, Series C, Pfd.	5,625	137,531
Kimco Realty Corp., 5.13%, Series L, Pfd.	8,437	198,270
Kimco Realty Corp., 5.25%, Class M, Pfd.	9,918	225,635
National Retail Properties, Inc., 5.20%, Series F, Pfd.	12,937	313,981
SITE Centers Corp., 6.38%, Series A, Pfd.	6,882	137,158
SITE Centers Corp., 6.25%, Series K, Pfd.	5,899	118,393
Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	6,783	160,621
		1,291,589

Specialized REITs–0.60%
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	7,500	191,025
Digital Realty Trust, Inc., 6.63%, Series C, Pfd.	7,546	193,329
Digital Realty Trust, Inc., 5.88%, Series G, Pfd.	9,374	235,287
Digital Realty Trust, Inc., 6.35%, Series I, Pfd.	9,374	239,412
Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	7,875	207,743

	Shares	Value
Specialized REITs–(continued)
Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	12,937	$ 332,352
EPR Properties, 5.75%, Series G, Pfd.	5,899	110,252
Public Storage, 5.40%, Series B, Pfd.	76,175	1,957,697
Public Storage, 5.13%, Series C, Pfd.	78,350	2,026,914
Public Storage, 4.95%, Series D, Pfd.	99,750	2,539,635
Public Storage, 4.90%, Series E, Pfd.	104,350	2,648,403
Public Storage, 5.15%, Series F, Pfd.	9,700	255,498
Public Storage, 5.05%, Series G, Pfd.	11,400	296,514
Public Storage, 5.20%, Series W, Pfd.	7,700	194,656
Public Storage, 5.60%, Series H, Pfd.	11,200	306,768
Public Storage, 4.88%, Series I, Pfd.	13,500	345,060
Public Storage, 4.70%, Series J, Pfd.	10,000	254,700
Public Storage, 4.75%, Series K, Pfd.	8,500	220,065
		12,555,310

Thrifts & Mortgage Finance–0.10%
New York Community Bancorp, Inc., 6.38%, Series A, Pfd.	83,911	2,093,579

Trading Companies & Distributors–0.03%
Air Lease Corp., 6.15%, Series A, Pfd.	9,831	177,155
GATX Corp., 5.63%, Pfd.	5,625	138,656
Triton International Ltd., 8.00%, Pfd.	5,653	127,023
Triton International Ltd., 7.38%, Pfd.	6,882	151,335
Triton International Ltd., 6.88%, Pfd.	5,899	123,289
		717,458

Wireless Telecommunication Services–0.08%
Telephone & Data Systems, Inc., 7.00%, Pfd.	17,100	418,950
Telephone & Data Systems, Inc., 5.88%, Pfd.	7,668	182,958
Telephone & Data Systems, Inc., 6.88%, Pfd.	10,848	256,447
United States Cellular Corp., 7.25%, Pfd.	11,797	302,947
United States Cellular Corp., 6.95%, Pfd.	6,300	158,067
United States Cellular Corp., 7.25%, Pfd.	17,000	422,110
		1,741,479
Total Preferred Stocks (Cost $424,364,288)		410,358,826

	Principal Amount
U.S. Treasury Securities–7.01%
U.S. Treasury Bills–0.11%
0.01% - 0.39%, 09/03/2020(g)(h)	$2,232,000	2,231,138

U.S. Treasury Bonds–6.90%
4.25%, 11/15/2040(h)	91,580,000	144,345,821
Total U.S. Treasury Securities (Cost $121,508,549)		146,576,959

Asset-Backed Securities–0.36%
Apidos CLO XV, Series 2013-15A, Class CRR, 2.99% (3 mo. USD LIBOR + 1.85%), 04/20/2031(b)(f)	1,400,000	1,243,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2019-1A, Class C, 3.89% (3 mo. USD LIBOR + 2.75%), 04/18/2032(b)(f)	$1,300,000	$1,173,945
Series 2019-3A, Class C, 4.73% (3 mo. USD LIBOR + 2.85%), 10/21/2032(b)(f)	923,000	833,941
Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037	92,735	86,851
FREMF Mortgage Trust, Series 2012-K23, Class C, 3.78%, 10/25/2045(b)(i)	30,000	30,160
GMACM Home Equity Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/2037(i)	4,569	4,527
Magnetite XXIII Ltd., Series 2019- 23A, Class C, 4.27% (3 mo. USD LIBOR + 2.40%), 10/25/2032(b)(f)	1,405,000	1,267,784
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class C1, 3.74% (3 mo. USD LIBOR + 2.60%), 01/20/2033(b)(f)	1,405,000	1,317,768
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	1,771,044	1,688,183
Total Asset-Backed Securities (Cost $8,275,803)		7,646,729

Variable Rate Senior Loan Interests–0.12%(j)
Cable & Satellite–0.07%
Altice Financing S.A. (Luxembourg), Term Loan, 3.56% (1 mo. USD LIBOR + 2.75%), 07/15/2025	405,548	377,793
Charter Communications Operating LLC, Term Loan B-1, 2.16% (1 mo. USD LIBOR + 1.75%), 04/30/2025	563,668	548,578
CSC Holdings LLC, Term Loan, 3.31% (1 mo. USD LIBOR + 2.50%), 04/15/2027	566,580	544,475
		1,470,846

Household Products–0.03%
Reynolds Group Holdings, Inc., Incremental Term Loan, 3.15% (1 mo. USD LIBOR + 2.75%), 02/05/2023	564,079	539,638

Pharmaceuticals–0.02%
Valeant Pharmaceuticals International, Inc. (Canada), First Lien Incremental Term Loan, 3.47% (1 mo. USD LIBOR + 2.75%), 11/27/2025	549,829	530,414
Total Variable Rate Senior Loan Interests (Cost $2,650,388)		2,540,898

Non-U.S. Dollar Denominated Bonds & Notes–0.08%(k)
Diversified Banks–0.04%
Erste Group Bank AG (Austria), 6.50%(b)(d)	EUR 800,000	883,952

	Principal Amount		Value
Food Retail–0.03%

Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	250,000	$274,475
Quatrim S.A.S.U. (France), 5.88%, 01/15/2024(b)	EUR	200,000	223,471
			497,946

Other Diversified Financial Services–0.01%
eG Global Finance PLC (United Kingdom), 6.25%, 10/30/2025(b)	EUR	200,000	198,787

Textiles–0.00%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	100,000	60,272
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,909,964)			1,640,957

	Shares
Exchange-Traded Funds–0.07%
Energy Select Sector SPDR Fund (The) ETF (Cost $ 1,375,540) 38,200			1,451,600

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.03%
Collateralized Mortgage Obligations–0.03%
Fannie Mae Interest STRIPS, IO,
7.00%, 06/25/2023		$63,949	5,180
7.50%, 11/25/2023 to 09/25/2030		211,601	37,601
Fannie Mae REMICs, 3.00%, 12/25/2020 to 01/25/2021		1,594	1,597
13.13%, (1 mo. USD LIBOR + 14.10%), 12/25/2033(f)		5,559	5,781
1.43%, (1 mo. USD LIBOR + 0.94%), 06/25/2037(f)		69,666	70,827
PO, 0.00%, 09/25/2023(l)		25,043	24,612
IO, 6.21%, (1 mo. USD LIBOR + 6.70%), 02/25/2024(f)		1,672	108
9.05%, (1 mo. USD LIBOR + 9.80%), 03/17/2031(f)		322	25
7.41%, (1 mo. USD LIBOR + 7.90%), 11/25/2031(f)		104,541	21,268
6.76%, (1 mo. USD LIBOR + 7.25%), 01/25/2032(f)		24,870	5,227
7.46%, (1 mo. USD LIBOR + 7.95%), 01/25/2032(f)		25,296	5,418
7.61%, (1 mo. USD LIBOR + 8.10%), 03/25/2032(f)		35,110	8,102
7.51%, 04/25/2032 to 11/25/2032		248,390	55,273
6.51%, 08/25/2032 to 09/25/2032		141,902	28,787
7.28%, (1 mo. USD LIBOR + 8.00%), 12/18/2032(f)		53,056	12,621
7.38%, (1 mo. USD LIBOR + 8.10%), 12/18/2032(f)		35,402	6,272
7.76%, (1 mo. USD LIBOR + 8.25%), 05/25/2033(f)		113,112	27,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                      Invesco Multi-Asset Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
7.06%, (1 mo. USD LIBOR + 7.55%), 10/25/2033(f)	$150,345	$ 35,018
6.11%, (1 mo. USD LIBOR + 6.60%), 05/25/2035(f)	528,795	90,010
5.61%, (1 mo. USD LIBOR + 6.10%), 10/25/2035(f)	256,709	53,099
5.56%, (1 mo. USD LIBOR + 6.05%), 07/25/2038(f)	50,441	10,090
Freddie Mac REMICs, 4.50%, 07/15/2020	125	126
3.00%, 12/15/2020	79	79
IO, 5.19%, (1 mo. USD LIBOR + 6.00%), 04/15/2038(f)	52,504	9,722
5.44%, (1 mo. USD LIBOR + 6.25%), 12/15/2039(f)	195,406	39,358
Freddie Mac STRIPS, PO, 0.00%, 06/01/2026(l)	14,631	14,152
IO, 7.00%, 04/01/2027	48,749	7,256
6.00%, 12/15/2032	51,472	8,740
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $390,613)		584,212

	Principal Amount	Value
Agency Credit Risk Transfer Notes–0.01%
Freddie Mac Multifamily Connecticut Avenue Securities TrustSeries 2019-01, Class M10, 3.74% (1 mo. USD LIBOR + 3.25%), 10/15/2049 (Cost $294,000)(b)(f)	$294,000	$227,279

	Shares
Money Market Funds–10.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(m)(n)	71,388,509	71,388,509
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(m)(n)	56,142,934	56,176,620
Invesco Treasury Portfolio, Institutional Class, 0.10%(m)(n)	81,586,868	81,586,868
Total Money Market Funds (Cost $209,119,905)		209,151,997
TOTAL INVESTMENTS IN SECURITIES–100.95% (Cost $2,189,067,994)		2,110,142,024
OTHER ASSETS LESS LIABILITIES—(0.95)%		(19,961,122)
NET ASSETS–100.00%		$2,090,180,902

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Conv.	- Convertible
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
PO	- Principal only
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SPDR	- Standard & Poor’s Depositary Receipt
STRIPS	- Separately Traded Registered Interest and Principal Security
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                      Invesco Multi-Asset Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $840,205,059, which represented 40.20% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Perpetual bond with no specified maturity date.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at April 30, 2020 was $3,393,148, which represented less than 1% of the Fund’s Net Assets.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2020.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was designated as collateral to cover margin requirements for open future contracts.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2020.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$20,918,386	$525,295,348	$(474,825,225)	$-	$-	$71,388,509	$208,298

Invesco Liquid Assets Portfolio, Institutional Class	14,949,795	210,465,830	(169,268,308)	30,698	(1,395)	56,176,620	173,847

Invesco Treasury Portfolio, Institutional Class	23,906,727	334,658,968	(276,978,827)	-	-	81,586,868	184,360

Total	$59,774,908	$1,070,420,146	$(921,072,360)	$30,698	$(1,395)	$209,151,997	$566,505

(n)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2020

U.S. Dollar Denominated Bonds & Notes	63.63%

Preferred Stocks	19.63

U.S. Treasury Securities	7.01

Security Types Each Less Than 1% of Portfolio	0.67

Money Market Funds Plus Other Assets Less Liabilities	9.06

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Long Gilt	1,529	June-2020	$265,179,239	$5,131,920	$5,131,920

U.S. Treasury 5 Year Notes	176	June-2020	22,085,250	678,895	678,895

U.S. Treasury 10 Year Notes	30	June-2020	4,171,875	36,311	36,311

U.S. Treasury 10 Year Ultra Bonds	11	June-2020	1,727,344	(1,055)	(1,055)

U.S. Treasury Long Bonds	1,091	June-2020	197,505,094	11,950,526	11,950,526

U.S. Treasury Ultra Bonds	4	June-2020	899,125	(14,134)	(14,134)

Subtotal–Long Futures Contracts				17,782,463	17,782,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                      Invesco Multi-Asset Income Fund

Open Futures Contracts(a) –(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	673	June-2020	$(43,970,455)	$(7,678,822)	$(7,678,822)

E-Mini S&P 500 Index	261	June-2020	(37,876,320)	(5,414,983)	(5,414,983)

EURO STOXX 50 Index	1,866	June-2020	(59,034,973)	(4,922,541)	(4,922,541)

FTSE 100 Index	647	June-2020	(47,956,651)	(3,448,753)	(3,448,753)

Hang Seng Index	174	May-2020	(27,496,601)	(887,767)	(887,767)

Subtotal				(22,352,866)	(22,352,866)

Interest Rate Risk

U.S. Treasury Long Bonds	214	June-2020	(38,740,688)	(1,973,746)	(1,973,746)

Subtotal-Short Futures Contracts				(24,326,612)	(24,326,612)

Total Futures Contracts				$(6,544,149)	$(6,544,149)

(a)	Futures contracts collateralized by $37,615,823 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

05/29/2020	Goldman Sachs & Co.	GBP	164,512	USD	213,228	$6,006

Currency Risk

05/29/2020	Citibank N.A.	EUR	362,468	USD	394,757	(2,634)

Total Forward Foreign Currency Contracts						$3,372

Open Centrally Cleared Credit Default Swap Agreements

(Pay)/
		Receive			Implied			Upfront
	Buy/Sell	Fixed	Payment		Credit			Payments Paid		Unrealized
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(a)	Notional Value		(Received)	Value	Appreciation(b)

Credit Risk

Markit CDX North America High Yield Index, Series 33, Version 1	Sell	5.00%	Quarterly	12/20/2024	6.563%	USD	3,920,000	$(384,716)	$(229,021)	$155,695

(a)

Implied credit spreads represent the current level, as of April 30, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Abbreviations:

EUR -Euro
GBP -British Pound Sterling
USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                      Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $1,979,948,089)	$1,900,990,027

Investments in affiliated money market funds, at value (Cost $209,119,905)	209,151,997

Other investments:
Variation margin receivable – futures contracts	6,419,792

Variation margin receivable – centrally cleared swap agreements	1,372

Unrealized appreciation on forward foreign currency contracts outstanding	6,006

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	37,615,823

Cash	13,632,283

Foreign currencies, at value (Cost $19,388)	26,084

Receivable for:
Investments sold	723,048

Dividends	2,318,855

Interest	21,291,450

Investment for trustee deferred compensation and retirement plans	194,989

Other assets	94,032

Total assets	2,192,465,758

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,634

Payable for:
Investments purchased	61,967,519

Dividends	466

Fund shares reacquired	38,274,776

Accrued fees to affiliates	534,812

Accrued other operating expenses	1,257,387

Trustee deferred compensation and retirement plans	247,262

Total liabilities	102,284,856

Net assets applicable to shares outstanding	$2,090,180,902

Net assets consist of:

Shares of beneficial interest	$2,336,486,669

Distributable earnings (loss)	(246,305,767)

$2,090,180,902

Net Assets:

Class A	$1,234,304,024

Class C	$253,288,920

Class R	$56,016,457

Class Y	$476,556,214

Class R5	$79,767

Class R6	$69,935,520

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	139,241,980

Class C	28,580,714

Class R	6,313,093

Class Y	53,716,552

Class R5	8,995

Class R6	7,883,261

Class A:
Net asset value per share	$8.86

Maximum offering price per share (Net asset value of $8.86 ÷ 94.50%)	$9.38

Class C:
Net asset value and offering price per share	$8.86

Class R:
Net asset value and offering price per share	$8.87

Class Y:
Net asset value and offering price per share	$8.87

Class R5:
Net asset value and offering price per share	$8.87

Class R6:
Net asset value and offering price per share	$8.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                      Invesco Multi-Asset Income Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $58,770)	$24,093,175

Dividends	5,453,473

Dividends from affiliated money market funds	566,505

Total investment income	30,113,153

Expenses:

Advisory fees	2,081,172

Administrative services fees	58,692

Custodian fees	10,338

Distribution fees:
Class A	314,676

Class C	639,966

Class R	20,527

Transfer agent fees – A, C, R and Y	457,768

Transfer agent fees – R5	38

Transfer agent fees – R6	1,170

Trustees’ and officers’ fees and benefits	14,647

Registration and filing fees	58,609

Licensing fees	150,668

Reports to shareholders	23,952

Professional services fees	31,171

Other	23,025

Total expenses	3,886,419

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(343,964)

Net expenses	3,542,455

Net investment income	26,570,698

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(108,340,745)

Foreign currencies	(76,597)

Forward foreign currency contracts	2,947

Futures contracts	(31,968,287)

Option contracts written	91,025

Swap agreements	(757,486)

(141,049,143)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(9,422,606)

Foreign currencies	(29,947)

Forward foreign currency contracts	13,725

Futures contracts	(10,587,805)

Option contracts written	7,873

Swap agreements	155,035

(19,863,725)

Net realized and unrealized gain (loss)	(160,912,868)

Net increase (decrease) in net assets resulting from operations	$(134,342,170)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                      Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019

Operations:

Net investment income	$26,570,698	$32,746,989

Net realized gain (loss)	(141,049,143)	(8,230,798)

Change in net unrealized appreciation (depreciation)	(19,863,725)	49,924,873

Net increase (decrease) in net assets resulting from operations	(134,342,170)	74,441,064

Distributions to shareholders from distributable earnings:

Class A	(5,305,596)	(8,046,699)

Class C	(2,835,285)	(4,404,348)

Class R	(134,517)	(158,155)

Class Y	(11,707,351)	(18,244,593)

Class R5	(2,332)	(7,039)

Class R6	(1,782,947)	(3,184,274)

Total distributions from distributable earnings	(21,768,028)	(34,045,108)

Share transactions–net:

Class A	1,080,166,294	47,016,424

Class C	157,939,973	27,173,051

Class R	51,598,774	2,790,424

Class Y	164,843,473	88,523,815

Class R5	(11,258)	(52,932)

Class R6	22,301,503	1,874,966

Net increase in net assets resulting from share transactions	1,476,838,759	167,325,748

Net increase in net assets	1,320,728,561	207,721,704

Net assets:

Beginning of period	769,452,341	561,730,637

End of period	$2,090,180,902	$769,452,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                      Invesco Multi-Asset Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$10.79	$0.30	$(1.95)	$(1.65)	$(0.28)	$–	$(0.28)	$8.86	(15.51)%	$1,234,304	0.84	%(d)	0.93	%(d)	6.08	%(d)	55%
Year ended 10/31/19	10.07	0.55	0.74	1.29	(0.57)	–	(0.57)	10.79	13.18	188,655	0.84		0.97		5.21		76
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)	131,971	0.85		1.00		4.76		59
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	–	(0.49)	11.01	9.64	191,395	0.86		1.06		4.53		40
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	–	(0.50)	10.51	9.44	91,585	1.04		1.28		4.60		101
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	–	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Class C
Six months ended 04/30/20	10.78	0.27	(1.95)	(1.68)	(0.24)	–	(0.24)	8.86	(15.76)	253,289	1.59	(d)	1.68	(d)	5.33	(d)	55
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	–	(0.49)	10.78	12.35	118,619	1.59		1.72		4.46		76
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)	85,370	1.60		1.75		4.01		59
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	–	(0.41)	11.00	8.83	74,211	1.61		1.81		3.78		40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	–	(0.42)	10.50	8.62	24,238	1.79		2.03		3.85		101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	–	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Class R
Six months ended 04/30/20	10.78	0.28	(1.92)	(1.64)	(0.27)	–	(0.27)	8.87	(15.44)	56,016	1.09	(d)	1.18	(d)	5.83	(d)	55
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	–	(0.55)	10.78	12.80	5,202	1.09		1.22		4.96		76
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)	2,220	1.10		1.25		4.51		59
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	–	(0.46)	11.01	9.37	1,608	1.11		1.31		4.28		40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	–	(0.47)	10.51	9.28	538	1.29		1.53		4.35		101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	–	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Class Y
Six months ended 04/30/20	10.79	0.32	(1.95)	(1.63)	(0.29)	–	(0.29)	8.87	(15.30)	476,556	0.59	(d)	0.68	(d)	6.33	(d)	55
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	–	(0.60)	10.79	13.47	397,303	0.59		0.72		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	288,116	0.60		0.75		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	–	(0.52)	11.01	9.91	328,798	0.61		0.81		4.78		40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	–	(0.52)	10.51	9.71	31,049	0.79		1.03		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	–	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Class R5
Six months ended 04/30/20	10.79	0.32	(1.95)	(1.63)	(0.29)	–	(0.29)	8.87	(15.30)	80	0.59	(d)	0.66	(d)	6.33	(d)	55
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	–	(0.60)	10.79	13.35	104	0.59		0.68		5.46		76
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)	150	0.60		0.69		5.01		59
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	–	(0.52)	11.01	9.81	30	0.61		0.72		4.78		40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	–	(0.52)	10.52	9.82	19	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	–	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Class R6
Six months ended 04/30/20	10.79	0.32	(1.95)	(1.63)	(0.29)	–	(0.29)	8.87	(15.29)	69,936	0.56	(d)	0.57	(d)	6.36	(d)	55
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	–	(0.60)	10.79	13.47	59,569	0.59		0.60		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	53,904	0.60		0.63		5.01		59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	–	(0.52)	11.01	9.91	61,077	0.61		0.69		4.78		40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	–	(0.52)	10.51	9.71	49,388	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	–	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the six months ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.

(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $258,289, $128,661, $8,258, $417,179, $83 and $62,021 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                      Invesco Multi-Asset Income Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

29                      Invesco Multi-Asset Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Exchange-traded Notes – The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates, and economic legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are subject to credit risk, including the credit risk of the issuer, and counterparty risk.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

30                      Invesco Multi-Asset Income Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These

31                      Invesco Multi-Asset Income Fund

agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

32                      Invesco Multi-Asset Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.500%

Next $500 million	0.450%

Next $500 million	0.400%

Over $1.5 billion	0.390%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $41,133 and reimbursed class level expenses of $90,736, $49,421, $3,104, $157,297, $23 and $1,170 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $72,227 in front-end sales commissions from the sale of Class A shares and $5,720 and $10,358 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

33                      Invesco Multi-Asset Income Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$7,167,319	$1,322,795,248	$–	$1,329,962,567

Preferred Stocks	410,358,826	–	–	410,358,826

U.S. Treasury Securities	–	146,576,959	–	146,576,959

Asset-Backed Securities	–	7,646,729	–	7,646,729

Variable Rate Senior Loan Interests	–	2,540,898	–	2,540,898

Non-U.S. Dollar Denominated Bonds & Notes	–	1,640,957	–	1,640,957

Exchange-Traded Funds	1,451,600	–	–	1,451,600

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	584,212	–	584,212

Agency Credit Risk Transfer Notes	–	227,279	–	227,279

Money Market Funds	209,151,997	–	–	209,151,997

Total Investments in Securities	628,129,742	1,482,012,282	–	2,110,142,024

Other Investments - Assets*

Futures Contracts	17,797,652	–	–	17,797,652

Forward Foreign Currency Contracts	–	6,006	–	6,006

Swap Agreements	–	155,695	–	155,695

	17,797,652	161,701	–	17,959,353

Other Investments - Liabilities*

Futures Contracts	(24,341,801)	–	–	(24,341,801)

Forward Foreign Currency Contracts	–	(2,634)	–	(2,634)

	(24,341,801)	(2,634)	–	(24,344,435)

Total Other Investments	(6,544,149)	159,067	–	(6,385,082)

Total Investments	$621,585,593	$1,482,171,349	$–	$2,103,756,942

*       Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$ -	$-	$17,797,652	$17,797,652

Unrealized appreciation on swap agreements – Centrally Cleared(a)	155,695	-	-	-	155,695

Unrealized appreciation on forward foreign currency contracts outstanding	-	6,006	-	-	6,006

Total Derivative Assets	155,695	6,006	-	17,797,652	17,959,353

Derivatives not subject to master netting agreements	(155,695)	-	-	(17,797,652)	(17,953,347)

Total Derivative Assets subject to master netting agreements	$-	$6,006	$-	$-	$6,006

(a)     The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$ -	$(22,352,866)	$(1,988,935)	$(24,341,801)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(2,634)	-	-	(2,634)

Total Derivative Liabilities	-	(2,634)	(22,352,866)	(1,988,935)	(24,344,435)

Derivatives not subject to master netting agreements	-	-	22,352,866	1,988,935	24,341,801

Total Derivative Liabilities subject to master netting agreements	$-	$(2,634)	$-	$-	$(2,634)

(a)     The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

34                      Invesco Multi-Asset Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial	Financial
	Derivative	Derivative
	Assets	Liabilities
				Collateral
	Forward Foreign	Forward Foreign	Net Value of	(Received)/Pledged		Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Citibank N.A.	$ -	$(2,634)	$(2,634)	$-	$-	$(2,634)

Goldman Sachs & Co.	6,006	-	6,006	-	-	6,006

Total	$6,006	$(2,634)	$ 3,372	$-	$-	$ 3,372

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$2,947	$-	$-	$2,947

Futures contracts	-	-	(31,067,661)	(900,626)	(31,968,287)

Options purchased(a)	-	-	-	(239,945)	(239,945)

Options written	91,025	-	-	-	91,025

Swap agreements	(283,596)	-	(473,890)	-	(757,486)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	13,725	-	-	13,725

Futures contracts	-	-	(26,577,553)	15,989,748	(10,587,805)

Options purchased(a)	(12,659)	-	-	-	(12,659)

Options written	7,873	-	-	-	7,873

Swap agreements	155,695	-	(660)	-	155,035

Total	$(41,662)	$16,672	$(58,119,764)	$14,849,177	$(43,295,577)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Swaptions Written	Swap Agreements

Average notional value	$1,315,016	$325,985,477	$19,000,000	$19,000,000	$3,973,333

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,080.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

35                      Invesco Multi-Asset Income Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,551,292	$15,676,289	$20,227,581

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $270,970,369 and $315,073,356, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $34,626,555 and $44,981,493, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$83,169,823

Aggregate unrealized (depreciation) of investments	(175,630,106)

Net unrealized appreciation (depreciation) of investments	$(92,460,283)

Cost of investments for tax purposes is $2,196,217,225.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	5,506,162	$56,474,711	8,223,833	$87,125,025

Class C	2,101,063	22,093,688	4,641,964	49,080,633

Class R	177,505	1,834,639	296,704	3,159,273

Class Y	12,849,064	133,466,401	20,007,093	210,574,513

Class R5	1	27	-	-

Class R6	1,496,586	14,193,269	313,437	3,304,813

Issued as reinvestment of dividends:
Class A	409,524	4,001,971	595,188	6,219,236

Class C	190,489	1,854,717	280,127	2,924,043

Class R	13,623	133,990	15,040	157,523

Class Y	890,221	8,717,037	1,272,079	13,304,500

Class R5	206	2,039	620	6,439

Class R6	182,306	1,769,999	304,898	3,182,818

Automatic conversion of Class C shares to Class A shares:
Class A	165,622	1,500,787	326,563	3,379,001

Class C	(165,778)	(1,500,787)	(326,877)	(3,379,001)

Issued in connection with acquisitions:(b)
Class A	124,864,019	1,103,134,519	-	-

Class C	17,661,349	155,963,156	-	-

Class R	5,864,869	51,826,412	-	-

Class Y	20,645,499	182,406,435	-	-

Class R5	1,827	16,146	-	-

Class R6	1,551,029	13,703,735	-	-

36                      Invesco Multi-Asset Income Fund

	Summary of Share Activity

	Six months ended		Year ended
	April 30, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(9,193,982)	$(84,945,694)	(4,758,793)	$(49,706,838)

Class C	(2,213,702)	(20,470,801)	(2,072,188)	(21,452,624)

Class R	(225,330)	(2,196,267)	(49,757)	(526,372)

Class Y	(17,496,922)	(159,746,400)	(13,054,343)	(135,355,198)

Class R5	(2,711)	(29,470)	(5,794)	(59,371)

Class R6	(868,281)	(7,365,500)	(447,891)	(4,612,665)

Net increase in share activity	164,404,258	$1,476,838,759	15,561,903	$167,325,748

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 170,588,596 shares of the Fund for 178,589,134 and 8,056,589 shares outstanding of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund, respectively, as of the close of business on April 17, 2020. Shares of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund’s net assets as of the close of business on April 17, 2020 of $1,448,168,023 and $58,882,379, respectively, including $(82,887,899) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $646,225,063 and $2,153,275,466 immediately after the acquisition.

The pro forma results of operations for the six months ended April 30, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the semi-annual reporting period are as follows:

Net investment income	$72,107,451

Net realized/unrealized gain (loss)	(543,383,731)

Change in net assets resulting from operations	$(471,276,280)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

37                      Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(11/01/19)	(04/30/20)[1]	Period[2]	(04/30/20)	Period[2]	Ratio
Class A	$1,000.00	$845.90	$3.86	$1,020.69	$4.22	0.84%
Class C	1,000.00	842.40	7.28	1,016.96	7.97	1.59
Class R	1,000.00	844.80	5.00	1,019.44	5.47	1.09
Class Y	1,000.00	847.00	2.71	1,021.93	2.97	0.59
Class R5	1,000.00	846.30	2.71	1,021.93	2.97	0.59
Class R6	1,000.00	847.10	2.57	1,022.08	2.82	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

38                      Invesco Multi-Asset Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        Invesco Distributors, Inc.                                                                                     MAIN-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ∎ C: TGRCX ∎ R: TGRRX ∎ Y: TGRDX ∎ R5: TGRSX ∎ R6: TGRUX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Pacific Growth Fund

Fund Performance

Performance summary

  Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.38%

Class C Shares	2.23

Class R Shares	2.27

Class Y Shares	2.51

Class R5 Shares	2.54

Class R6 Shares	2.54

MSCI All Country Asia Pacific ex-Japan Index▼ (Broad Market/Style-Specific Index)	-4.91

MSCI EAFE Index▼ (Former Broad Market Index)	-14.21

Lipper Pacific Region ex-Japan Funds Index∎ (Peer Group Index)	-4.47

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The MSCI All Country Asia Pacific ex-Japan Index is an unmanaged index considered representative of Asia region stock markets, excluding Japan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Pacific Region ex-Japan Funds Index is an unmanaged index considered representative of Pacific region ex-Japan funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Pacific Growth Fund

Average Annual Total Returns As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	2.55%
10 Years	4.13
5 Years	3.65
1 Year	-6.06
Class C Shares
Inception (7/28/97)	2.48%
10 Years	3.98
5 Years	4.10
1 Year	-1.97
Class R Shares
Inception (3/31/08)	2.95%
10 Years	4.46
5 Years	4.57
1 Year	-0.85
Class Y Shares
Inception (7/28/97)	3.06%
10 Years	4.98
5 Years	5.08
1 Year	-0.36
Class R5 Shares
10 Years	5.06%
5 Years	5.18
1 Year	-0.32
Class R6 Shares
10 Years	4.82%
5 Years	5.02
1 Year	-0.36

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-

end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Pacific Growth Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Pacific Growth Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–92.64%
China–62.90%
Alibaba Group Holding Ltd., ADR(a)	25,397	$5,147,210
Asia Cement China Holdings Corp.	747,000	847,020
China Animal Healthcare Ltd.(a)(b)	349,000	0
China Mobile Ltd.	390,000	3,119,339
Dali Foods Group Co. Ltd.(c)	743,500	457,921
HUYA, Inc., ADR(a)	18,804	305,189
JD.com, Inc., ADR(a)	88,511	3,814,824
JOYY, Inc., ADR(a)	22,343	1,362,029
Meituan Dianping, B Shares(a)	247,500	3,287,768
MicroPort Scientific Corp.	409,000	885,867
Minth Group Ltd.	432,000	1,015,211
NetEase, Inc., ADR	10,249	3,535,495
Qingdao Port International Co. Ltd., H Shares(c)	1,770,000	950,223
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,732,000	2,612,889
Sino Biopharmaceutical Ltd.	1,305,000	1,921,678
Stella International Holdings Ltd.	333,000	338,829
Sun Art Retail Group Ltd.	2,022,000	3,343,255
Tencent Holdings Ltd.	62,800	3,331,735
Towngas China Co. Ltd.	1,632,000	807,711
Uni-President China Holdings Ltd.	2,613,000	2,593,205
Weibo Corp., ADR(a)	73,153	2,745,432
Xiabuxiabu Catering Management China Holdings Co. Ltd.(a)(c)	771,000	706,486
		43,129,316

Hong Kong–5.07%
AIA Group Ltd.	260,000	2,366,637
Ajisen (China) Holdings Ltd.	734,000	164,083
Cafe de Coral Holdings Ltd.	310,000	641,883
Pou Sheng International (Holdings) Ltd.	1,524,000	306,729
		3,479,332

India–4.21%
Infosys Ltd.	268,383	2,536,540

	Shares	Value
India–(continued)
Tata Consultancy Services Ltd.	13,100	$348,737
		2,885,277

Singapore–2.13%
Singapore Telecommunications Ltd.	734,600	1,461,799

South Korea–9.28%
NAVER Corp.	4,972	809,466
NCSoft Corp.	2,556	1,340,039
Samsung Electronics Co. Ltd.	102,167	4,210,007
		6,359,512

Taiwan–9.05%
PChome Online, Inc.	284,000	934,017
President Chain Store Corp.	246,000	2,538,132
St. Shine Optical Co. Ltd.	39,000	452,424
Taiwan Semiconductor Manufacturing Co. Ltd.	140,143	1,408,362
Voltronic Power Technology Corp.	36,750	872,157
		6,205,092
Total Common Stocks & Other Equity Interests (Cost $55,529,219)		63,520,328

Money Market Funds–4.63%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(d)(e)	1,184,637	1,184,637
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(d)(e)	636,282	636,663
Invesco Treasury Portfolio, Institutional Class, 0.10%(d)(e)	1,353,872	1,353,872
Total Money Market Funds (Cost $3,174,842)		3,175,172
TOTAL INVESTMENTS IN SECURITIES-97.27% (Cost $58,704,061)		66,695,500
OTHER ASSETS LESS LIABILITIES-2.73%		1,874,989
NET ASSETS-100.00%		$68,570,489

Investment Abbreviations:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Pacific Growth Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Securities valued using significant unobservable inputs (Level 3). See Note 3.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $2,114,630, which represented 3.08% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 71,168	$ 6,247,521	$ (5,134,052)	$ -	$ -	$1,184,637	$ 4,527
Invesco Liquid Assets Portfolio, Institutional Class	50,870	4,921,698	(4,334,583)	325	(1,647)	636,663	3,894
Invesco Treasury Portfolio, Institutional Class	81,335	7,140,024	(5,867,487)	-	-	1,353,872	4,888
Total	$203,373	$18,309,243	$(15,336,122)	$325	$(1,647)	$3,175,172	$13,309

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Communication Services	26.27%
Consumer Discretionary	23.85
Consumer Staples	13.03
Information Technology	12.40
Health Care	8.56
Financials	3.45
Industrials	2.66
Other Sectors, Each Less than 2% of Net Assets	2.42
Money Market Funds Plus Other Assets Less Liabilities	7.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Pacific Growth Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $55,529,219)	$63,520,328
Investments in affiliated money market funds, at value (Cost $3,174,842)	3,175,172
Cash	7,076
Foreign currencies, at value (Cost $2,745,346)	2,744,781
Receivable for:
Fund shares sold	11,250
Dividends	15,767
Investment for trustee deferred compensation and retirement plans	41,557
Other assets	161,978
Total assets	69,677,909

Liabilities:
Payable for:
Investments purchased	580,350
Fund shares reacquired	314,610
Accrued fees to affiliates	39,990
Accrued other operating expenses	84,042
Trustee deferred compensation and retirement plans	88,428
Total liabilities	1,107,420
Net assets applicable to shares outstanding	$68,570,489

Net assets consist of:
Shares of beneficial interest	$61,687,559
Distributable earnings	6,882,930
$68,570,489

Net Assets:

Class A	$57,073,236
Class C	$2,627,833
Class R	$490,050
Class Y	$7,716,066
Class R5	$14,810
Class R6	$648,494

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,068,560
Class C	105,396
Class R	18,069
Class Y	272,991
Class R5	523
Class R6	22,896
Class A:
Net asset value per share	$27.59
Maximum offering price per share (Net asset value of $27.59 ÷ 94.50%)	$29.20
Class C:
Net asset value and offering price per share	$24.93
Class R:
Net asset value and offering price per share	$27.12
Class Y:
Net asset value and offering price per share	$28.26
Class R5:
Net asset value and offering price per share	$28.32
Class R6:
Net asset value and offering price per share	$28.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Pacific Growth Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $40,016)	$281,383
Dividends from affiliated money market funds	13,309
Total investment income	294,692

Expenses:
Advisory fees	315,690
Administrative services fees	5,264
Custodian fees	15,930
Distribution fees:
Class A	73,380
Class C	7,391
Class R	1,140
Transfer agent fees – A, C, R and Y	51,728
Transfer agent fees – R5	7
Transfer agent fees – R6	453
Trustees’ and officers’ fees and benefits	7,167
Registration and filing fees	33,700
Reports to shareholders	18,875
Professional services fees	30,434
Other	6,114
Total expenses	567,273
Less: Fees waived and/or expense offset arrangement(s)	(1,509)
Net expenses	565,764
Net investment income (loss)	(271,072)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $18,933)	(356,583)
Foreign currencies	(16,799)
(373,382)
Change in net unrealized appreciation (depreciation) of: Investment securities (net of foreign taxes of $40,384)	2,280,894
Foreign currencies	(9,093)
2,271,801
Net realized and unrealized gain	1,898,419
Net increase in net assets resulting from operations	$1,627,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30,	October 31,
	2020	2019
Operations:
Net investment income (loss)	$(271,072)	$123,066
Net realized gain (loss)	(373,382)	6,229,686
Change in net unrealized appreciation	2,271,801	214,635
Net increase in net assets resulting from operations	1,627,347	6,567,387

Distributions to shareholders from distributable earnings:
Class A	(4,995,579)	(4,776,595)
Class C	(267,257)	(411,734)
Class R	(35,845)	(30,987)
Class Y	(638,980)	(739,335)
Class R5	(1,261)	(1,203)
Class R6	(81,315)	(344,323)
Total distributions from distributable earnings	(6,020,237)	(6,304,177)

Share transactions-net:
Class A	(778,931)	(3,881,974)
Class C	(107,451)	(3,091,702)
Class R	91,996	10,864
Class Y	(41,745)	(5,732,123)
Class R6	(474,870)	(3,858,659)
Net increase (decrease) in net assets resulting from share transactions	(1,311,001)	(16,553,594)
Net increase (decrease) in net assets	(5,703,891)	(16,290,384)

Net assets:
Beginning of period	74,274,380	90,564,764
End of period	$68,570,489	$74,274,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Pacific Growth Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$29.26	$(0.11)	$0.85	$0.74	$ –	$(2.41)	$(2.41)	$27.59	2.38	%(d)	$57,073	1.57	%(d)(e)	1.57	%(d)(e)	(0.76	)%(d)(e)	32%
Year ended 10/31/19	29.27	0.04	2.13	2.17	(0.22)	(1.96)	(2.18)	29.26	8.20		61,484	1.58		1.58		0.14		116
Year ended 10/31/18	33.63	0.28 (f)	(4.64)	(4.36)	–	–	–	29.27	(12.97	)(d)	65,057	1.54	(d)	1.54	(d)	0.82	(d)(f)	54
Year ended 10/31/17	26.31	(0.09)	7.46	7.37	(0.05)	–	(0.05)	33.63	28.09		80,319	1.75		1.75		(0.32)		59
Year ended 10/31/16	24.03	0.04	2.24	2.28	–	–	–	26.31	9.49		65,107	1.64		1.64		0.17		31
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	–	(0.03)	24.03	(1.84)		66,599	1.78		1.78		0.21		137
Class C
Six months ended 04/30/20	26.69	(0.13)	0.78	0.65	–	(2.41)	(2.41)	24.93	2.27(g)		2,628	1.84	(e)(g)	1.84	(e)(g)	(1.03	)(e)(g)	32
Year ended 10/31/19	26.86	(0.16)	1.95	1.79	–	(1.96)	(1.96)	26.69	7.38	(g)	2,949	2.28	(g)	2.28	(g)	(0.56	)(g)	116
Year ended 10/31/18	31.09	0.02 (f)	(4.25)	(4.23)	–	–	–	26.86	(13.60)		6,080	2.30		2.30		0.06	(f)	54
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	–	–	–	31.09	27.11	(g)	5,535	2.49	(g)	2.49	(g)	(1.06	)(g)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	–	–	–	24.46	8.71	(g)	4,477	2.37	(g)	2.37	(g)	(0.56	)(g)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	–	–	–	22.50	(2.55)		4,880	2.53		2.53		(0.54)		137
Class R
Six months ended 04/30/20	28.83	(0.14)	0.84	0.70	–	(2.41)	(2.41)	27.12	2.27		490	1.83	(e)	1.83	(e)	(1.02	)(e)	32
Year ended 10/31/19	28.86	(0.03)	2.10	2.07	(0.14)	(1.96)	(2.10)	28.83	7.95		424	1.84		1.84		(0.12)		116
Year ended 10/31/18	33.24	0.19 (f)	(4.57)	(4.38)	–	–	–	28.86	(13.18)		409	1.80		1.80		0.56	(f)	54
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	–	–	–	33.24	27.75		283	2.00		2.00		(0.57)		59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	–	–	–	26.02	9.24		242	1.89		1.89		(0.08)		31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	–	–	–	23.82	(2.10)		245	2.03		2.03		(0.04)		137
Class Y
Six months ended 04/30/20	29.88	(0.07)	0.86	0.79	–	(2.41)	(2.41)	28.26	2.51		7,716	1.33	(e)	1.33	(e)	(0.52	)(e)	32
Year ended 10/31/19	29.88	0.11	2.16	2.27	(0.31)	(1.96)	(2.27)	29.88	8.42		8,228	1.34		1.34		0.38		116
Year ended 10/31/18	34.24	0.37 (f)	(4.73)	(4.36)	–	–	–	29.88	(12.73)		13,911	1.30		1.30		1.06	(f)	54
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	–	(0.12)	34.24	28.43		18,505	1.50		1.50		(0.07)		59
Year ended 10/31/16	24.41	0.11	2.27	2.38	–	–	–	26.79	9.75		10,501	1.39		1.39		0.42		31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	–	(0.09)	24.41	(1.59)		3,587	1.53		1.53		0.46		137
Class R5
Six months ended 04/30/20	29.94	(0.07)	0.86	0.79	–	(2.41)	(2.41)	28.32	2.50		15	1.29	(e)	1.29	(e)	(0.48	)(e)	32
Year ended 10/31/19	29.94	0.13	2.17	2.30	(0.34)	(1.96)	(2.30)	29.94	8.52		16	1.27		1.27		0.45		116
Year ended 10/31/18	34.29	0.40 (f)	(4.75)	(4.35)	–	–	–	29.94	(12.69)		16	1.22		1.22		1.14(f	)	54
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	–	(0.15)	34.29	28.53		18	1.42		1.42		0.01		59
Year ended 10/31/16	24.42	0.13	2.29	2.42	–	–	–	26.84	9.91		14	1.28		1.28		0.53		31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	–	(0.13)	24.42	(1.47)		13	1.39		1.39		0.60		137
Class R6
Six months ended 04/30/20	29.93	(0.07)	0.87	0.80	–	(2.41)	(2.41)	28.32	2.54		648	1.29	(e)	1.29	(e)	(0.48	)(e)	32
Year ended 10/31/19	29.94	0.13	2.16	2.29	(0.34)	(1.96)	(2.30)	29.93	8.48		1,174	1.27		1.27		0.45		116
Year ended 10/31/18	34.29	0.39 (f)	(4.74)	(4.35)	–	–	–	29.94	(12.69)		5,091	1.22		1.22		1.14	(f)	54
Year ended 10/31/17(h)	27.48	0.00	6.81	6.81	–	–	–	34.29	24.78		12	1.39	(i)	1.39	(i)	0.04	(i)	59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% and 0.24% for the six months ended April 30, 2020 and the year ended October 31, 2018, respectively.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $60,491, $2,900, $459, $8,195, $15 and $912 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.04 and 0.11%, $(0.22) and (0.65)%, $(0.05) and (0.15)%, $0.13 and 0.35%, $0.16 and 0.43%, and $0.15 and 0.43% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.51%, 0.95%, 0.99% and 0.98% for the six months ended April 30, 2020 and the years ended October 31, 2019, 2017 and 2016, respectively.

(h)	Commencement date of April 04, 2017. (i) Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Pacific Growth Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12                      Invesco Pacific Growth Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

13                      Invesco Pacific Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 1billion	0.870%
Next $1 billion	0.820%
Over $2 billion	0.770%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $1,210.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares; and (3) Class R – up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $1,170 in front-end sales commissions from the sale of Class A shares and $103 and $140 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14                      Invesco Pacific Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
China	$16,910,179	$26,219,137	$0	$43,129,316
Hong Kong	–	3,479,332	–	3,479,332
India	–	2,885,277	–	2,885,277
Singapore	–	1,461,799	–	1,461,799
South Korea	–	6,359,512	–	6,359,512
Taiwan	–	6,205,092	–	6,205,092
Money Market Funds	3,175,172	–	–	3,175,172
Total Investments	$20,085,351	$46,610,149	$0	$66,695,500

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $299.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $21,798,510 and $33,163,695, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$11,445,629
Aggregate unrealized (depreciation) of investments	(3,714,099)
Net unrealized appreciation of investments	$ 7,731,530

Cost of investments for tax purposes is $58,963,970.

NOTE 9–Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	51,421	$1,422,527	130,793	$3,764,307
Class C	6,625	171,280	67,561	1,697,905
Class R	2,641	72,773	3,199	89,045
Class Y	71,513	2,033,546	93,539	2,681,708
Class R6	1,607	45,871	15,270	435,401

15                      Invesco Pacific Growth Fund

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	152,293	$ 4,279,435	152,715	$4,045,416
Class C	10,211	259,461	15,418	375,127
Class R	1,233	34,074	1,126	29,440
Class Y	20,234	581,938	25,103	677,779
Class R6	2,701	77,838	12,560	339,498

Automatic conversion of Class C shares to Class A shares:
Class A	2,693	75,989	97,966	2,718,635
Class C	(2,979)	(75,989)	(106,776)	(2,718,635)

Reacquired:
Class A	(239,415)	(6,556,882)	(502,272)	(14,410,332)
Class C	(18,919)	(462,203)	(92,098)	(2,446,099)
Class R	(524)	(14,851)	(3,781)	(107,621)
Class Y	(94,146)	(2,657,229)	(308,859)	(9,091,610)
Class R6	(20,623)	(598,579)	(158,668)	(4,633,558)
Net increase (decrease) in share activity	(53,434)	$(1,311,001)	(557,204)	$(16,553,594)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                      Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,023.80	$7.90	$1,017.06	$7.87	1.57%
Class C	1,000.00	1,022.30	9.25	1,015.71	9.22	1.84
Class R	1,000.00	1,022.70	9.20	1,015.76	9.17	1.83
Class Y	1,000.00	1,025.10	6.70	1,018.25	6.67	1.33
Class R5	1,000.00	1,025.40	6.50	1,018.45	6.47	1.29
Class R6	1,000.00	1,025.40	6.50	1,018.45	6.47	1.29

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                      Invesco Pacific Growth Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MS-PGRO-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Select Companies Fund
Nasdaq:
A: ATIAX ∎ C: ATICX ∎ R: ATIRX ∎ Y: ATIYX ∎ R5: ATIIX ∎ R6: ATISX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Select Companies Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–18.69%

Class C Shares	–19.00

Class R Shares	–18.82

Class Y Shares	–18.60

Class R5 Shares	–18.55

Class R6 Shares	–18.51

S&P 500 Index▼ (Broad Market Index)	–3.16

Russell 2000 Index▼ (Style-Specific Index)	–15.47

Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	–19.02

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Select Companies Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (11/4/03)	7.44%
10 Years	6.02
5 Years	–0.92
1 Year	–24.49
Class C Shares
Inception (11/4/03)	7.33%
10 Years	5.81
5 Years	–0.55
1 Year	–21.48
Class R Shares
Inception (4/30/04)	7.43%
10 Years	6.34
5 Years	–0.05
1 Year	–20.35
Class Y Shares
Inception (10/3/08)	9.57%
10 Years	6.88
5 Years	0.45
1 Year	–19.92
Class R5 Shares
Inception (4/30/04)	8.12%
10 Years	6.99
5 Years	0.56
1 Year	–19.85
Class R6 Shares
10 Years	6.75%
5 Years	0.47
1 Year	–19.76

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Select Companies Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.
At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Select Companies Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.28%
Application Software–5.31%
Nuance Communications, Inc.(b)	732,439	$14,795,268

Auto Parts & Equipment–4.54%
Delphi Technologies PLC(b)	1,264,880	12,636,151

Automobile Manufacturers–2.28%
Thor Industries, Inc.	95,695	6,335,009

Automotive Retail–1.70%
Penske Automotive Group, Inc.	131,711	4,738,962

Cable & Satellite–5.38%
Liberty Broadband Corp., Class A(b)	124,822	14,981,137

Commodity Chemicals–1.41%
Chemtrade Logistics Income Fund (Canada)	1,045,784	3,929,344

Communications Equipment–6.32%
CommScope Holding Co., Inc.(b)	1,598,155	17,595,687
Consumer Finance–5.91%
Encore Capital Group, Inc.(b)	633,860	16,467,683

Data Processing & Outsourced Services–17.09%
Alliance Data Systems Corp.	149,554	7,488,169
Equiniti Group PLC (United Kingdom)(c)	6,630,433	14,323,969
Global Payments, Inc.	81,357	13,506,889
Sabre Corp.	1,685,915	12,256,602
		47,575,629

Diversified Support Services–1.39%
Performant Financial Corp.(b)(d)	5,527,196	3,869,037

Home Furnishings–5.67%
Tempur Sealy International, Inc.(b)	293,552	15,778,420

Home Improvement Retail–5.70%
Floor & Decor Holdings, Inc., Class A(b)	374,538	15,880,411

	Shares	Value
Homebuilding–3.98%
NVR, Inc.(b)	3,571	$11,070,100

IT Consulting & Other Services–2.03%
Booz Allen Hamilton Holding Corp.	77,066	5,659,727

Life Sciences Tools & Services–5.82%
Charles River Laboratories International, Inc.(b)	111,908	16,189,730

Office Services & Supplies–5.39%
Interface, Inc.	1,624,868	15,013,780

Oil & Gas Storage & Transportation–4.62%
GasLog Ltd. (Monaco)	2,786,276	12,872,595

Real Estate Services–5.27%
Colliers International Group, Inc. (Canada)	267,453	14,677,779

Specialty Chemicals–2.18%
Axalta Coating Systems Ltd.(b)	307,057	6,061,305

Technology Distributors–6.29%
Insight Enterprises, Inc.(b)	322,682	17,518,406
Total Common Stocks & Other Equity Interests (Cost $310,828,390)		273,646,160

Money Market Funds–1.88%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(d)(e)	1,864,621	1,864,621
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(d)(e)	1,238,987	1,239,730
Invesco Treasury Portfolio, Institutional Class, 0.10%(d)(e)	2,130,995	2,130,995
Total Money Market Funds (Cost $5,234,568)		5,235,346
TOTAL INVESTMENTS IN SECURITIES–100.16% (Cost $316,062,958)		278,881,506
OTHER ASSETS LESS LIABILITIES—(0.16)%		(449,013)
NET ASSETS–100.00%		$278,432,493

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2020 represented 5.14% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco, Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,788,942	$14,635,657	$(15,559,978)	$-	$-	$1,864,621	$10,012
Invesco Liquid Assets Portfolio, Institutional Class	1,992,129	10,454,041	(11,207,031)	774	(183)	1,239,730	8,551
Invesco Treasury Portfolio, Institutional Class	3,187,362	16,726,466	(17,782,833)	-	-	2,130,995	11,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Select Companies Fund

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Other Affiliates:
Performant Financial Corp.	$5,693,012	$-	$-	$(1,823,975)	$ -	$3,869,037	$ -
Total	$13,661,445	$41,816,164	$(44,549,842)	$(1,823,201)	$(183)	$9,104,383	$29,729

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Information Technology	37.05%
Consumer Discretionary	23.86
Industrials	6.78
Financials	5.91
Health Care	5.82
Communication Services	5.38
Real Estate	5.27
Energy	4.62
Materials	3.59
Money Market Funds Plus Other Assets Less Liabilities	1.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Select Companies Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $266,370,275)	$269,777,123
Investments in affiliates, at value (Cost $49,692,683)	9,104,383
Foreign currencies, at value (Cost $39,375)	39,407
Receivable for:
Fund shares sold	737,090
Dividends	33,050
Investment for trustee deferred compensation and retirement plans	138,240
Other assets	56,301
Total assets	279,885,594

Liabilities:
Payable for:
Fund shares reacquired	1,087,950
Accrued fees to affiliates	152,772
Accrued other operating expenses	61,858
Trustee deferred compensation and retirement plans	150,521
Total liabilities	1,453,101
Net assets applicable to shares outstanding	$278,432,493

Net assets consist of:
Shares of beneficial interest	$303,548,695
Distributable earnings (loss)	(25,116,202)
$278,432,493

Net Assets:

Class A	$158,758,372
Class C	$11,033,395
Class R	$9,380,496
Class Y	$86,362,067
Class R5	$11,128,302
Class R6	$1,769,861

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,966,002
Class C	1,034,690
Class R	754,377
Class Y	6,278,756
Class R5	765,481
Class R6	121,427
Class A:
Net asset value per share	$13.27
Maximum offering price per share
(Net asset value of $13.27 ÷ 94.50%)	$14.04
Class C:
Net asset value and offering price per share	$10.66
Class R:
Net asset value and offering price per share	$12.43
Class Y:
Net asset value and offering price per share	$13.75
Class R5:
Net asset value and offering price per share	$14.54
Class R6:
Net asset value and offering price per share	$14.58

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Select Companies Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $(6,732))	$1,120,885
Dividends from affiliated money market funds	29,729
Total investment income	1,150,614

Expenses:
Advisory fees	1,223,934
Administrative services fees	25,372
Custodian fees	2,621
Distribution fees:
Class A	239,376
Class C	75,048
Class R	28,796
Transfer agent fees - A, C, R and Y	308,014
Transfer agent fees - R5	8,808
Transfer agent fees - R6	301
Trustees’ and officers’ fees and benefits	8,558
Registration and filing fees	39,065
Reports to shareholders	15,942
Professional services fees	23,441
Other	5,388
Total expenses	2,004,664
Less: Fees waived and/or expense offset arrangement(s)	(4,299)
Net expenses	2,000,365
Net investment income (loss)	(849,751)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	14,348,188
Foreign currencies	(9,117)
14,339,071
Change in net unrealized appreciation (depreciation) of:
Investment securities	(80,508,094)
Foreign currencies	(5)
(80,508,099)
Net realized and unrealized gain (loss)	(66,169,028)
Net increase (decrease) in net assets resulting from operations	$(67,018,779)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Select Companies Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income (loss)	$(849,751)	$(1,191,739)
Net realized gain	14,339,071	26,329,627
Change in net unrealized appreciation (depreciation)	(80,508,099)	(16,434,779)
Net increase (decrease) in net assets resulting from operations	(67,018,779)	8,703,109

Distributions to shareholders from distributable earnings:
Class A	(15,258,955)	(12,086,276)
Class C	(1,538,558)	(3,239,304)
Class R	(968,336)	(947,329)
Class Y	(6,429,183)	(5,237,287)
Class R5	(1,403,453)	(1,200,012)
Class R6	(142,791)	(43,534)
Total distributions from distributable earnings	(25,741,276)	(22,753,742)

Share transactions–net:
Class A	1,040	(2,666,354)
Class C	(2,362,695)	(28,439,694)
Class R	(486,689)	(2,745,436)
Class Y	23,167,475	(1,421,758)
Class R5	(5,940,508)	(1,726,502)
Class R6	447,152	1,105,587
Net increase (decrease) in net assets resulting from share transactions	14,825,775	(35,894,157)
Net increase (decrease) in net assets	(77,934,280)	(49,944,790)

Net assets:
Beginning of period	356,366,773	406,311,563
End of period	$278,432,493	$356,366,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Select Companies Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/20	$17.57	$(0.04)	$(2.96)	$(3.00)	$(1.30)	$13.27	(18.69)%	$158,758	1.26	%(d)	1.26	%(d)	(0.56	)%(d)	16%
Year ended 10/31/19	18.20	(0.06)	0.46	0.40	(1.03)	17.57	2.95	211,481	1.27		1.27		(0.34)		26
Year ended 10/31/18	20.30	(0.04)	0.61	0.57	(2.67)	18.20	2.76	220,107	1.24		1.25		(0.19)		12
Year ended 10/31/17	16.72	(0.07)	4.29	4.22	(0.64)	20.30	25.71	250,619	1.27		1.28		(0.39)		16
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	(4.20)	16.72	5.22	305,003	1.24		1.25		(0.53)		20
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Class C
Six months ended 04/30/20	14.41	(0.08)	(2.37)	(2.45)	(1.30)	10.66	(19.00)	11,033	2.01	(d)	2.01	(d)	(1.31	)(d)	16
Year ended 10/31/19	15.25	(0.15)	0.34	0.19	(1.03)	14.41	2.08	17,772	2.02		2.02		(1.09)		26
Year ended 10/31/18	17.54	(0.15)	0.53	0.38	(2.67)	15.25	2.01	49,959	1.99		2.00		(0.94)		12
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	(0.64)	17.54	24.77	95,457	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	(4.20)	14.63	4.39	99,413	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Class R
Six months ended 04/30/20	16.56	(0.06)	(2.77)	(2.83)	(1.30)	12.43	(18.82)	9,380	1.51	(d)	1.51	(d)	(0.81	)(d)	16
Year ended 10/31/19	17.27	(0.10)	0.42	0.32	(1.03)	16.56	2.62	13,053	1.52		1.52		(0.59)		26
Year ended 10/31/18	19.43	(0.08)	0.59	0.51	(2.67)	17.27	2.55	16,427	1.49		1.50		(0.44)		12
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	(0.64)	19.43	25.45	22,747	1.52		1.53		(0.64)		16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	(4.20)	16.06	4.90	29,623	1.49		1.50		(0.78)		20
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Class Y
Six months ended 04/30/20	18.14	(0.03)	(3.06)	(3.09)	(1.30)	13.75	(18.60)	86,362	1.01	(d)	1.01	(d)	(0.31	)(d)	16
Year ended 10/31/19	18.72	(0.02)	0.47	0.45	(1.03)	18.14	3.14	91,297	1.02		1.02		(0.09)		26
Year ended 10/31/18	20.75	0.01	0.63	0.64	(2.67)	18.72	3.07	95,958	0.99		1.00		0.06		12
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	(0.64)	20.75	26.00	80,572	1.02		1.03		(0.14)		16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	(4.20)	17.04	5.44	81,269	0.99		1.00		(0.28)		20
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Class R5
Six months ended 04/30/20	19.10	(0.02)	(3.24)	(3.26)	(1.30)	14.54	(18.55)	11,128	0.91	(d)	0.91	(d)	(0.21	)(d)	16
Year ended 10/31/19	19.62	0.00	0.51	0.51	(1.03)	19.10	3.31	20,905	0.91		0.91		0.02		26
Year ended 10/31/18	21.62	0.03	0.64	0.67	(2.67)	19.62	3.09	23,088	0.92		0.93		0.13		12
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	(0.64)	21.62	26.15	26,943	0.92		0.93		(0.04)		16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	(4.20)	17.71	5.54	32,996	0.89		0.90		(0.18)		20
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Class R6
Six months ended 04/30/20	19.14	(0.01)	(3.25)	(3.26)	(1.30)	14.58	(18.51)	1,770	0.84	(d)	0.84	(d)	(0.14	)(d)	16
Year ended 10/31/19	19.65	0.02	0.50	0.52	(1.03)	19.14	3.36	1,859	0.84		0.84		0.09		26
Year ended 10/31/18	21.63	0.04	0.65	0.69	(2.67)	19.65	3.19	772	0.84		0.85		0.21		12
Year ended 10/31/17(e)	20.05	0.01	1.57	1.58	—	21.63	7.88	11	0.84	(f)	0.85	(f)	0.04	(f)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $192,434, $15,082, $11,576, $93,237, $17,703 and $1,997 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Select Companies Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12                      Invesco Select Companies Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

13                      Invesco Select Companies Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $2,203.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $17,411 in front-end sales commissions from the sale of Class A shares and $4 and $73 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the six months ended April 30, 2020, the Fund incurred $1,228 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

14                      Invesco Select Companies Fund

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$259,322,191	$14,323,969	$-	$273,646,160
Money Market Funds	5,235,346	—	-	5,235,346
Total Investments	$264,557,537	$14,323,969	$-	$278,881,506

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,096.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $51,679,699 and $59,887,077, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$65,921,836
Aggregate unrealized (depreciation) of investments	(103,301,037)
Net unrealized appreciation (depreciation) of investments	$(37,379,201)

Cost of investments for tax purposes is $316,260,707.

15                      Invesco Select Companies Fund

NOTE 9–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	876,961	$12,856,439	1,741,593	$29,622,709
Class C	47,905	562,595	193,214	2,676,603
Class R	99,985	1,327,631	216,384	3,567,670
Class Y	1,881,845	31,683,247	1,073,506	18,830,834
Class R5	114,744	1,743,946	150,114	2,819,220
Class R6	33,124	582,834	84,234	1,616,440

Issued as reinvestment of dividends:
Class A	865,168	14,647,289	753,553	11,702,682
Class C	108,561	1,481,863	245,264	3,146,737
Class R	60,918	967,988	64,126	941,375
Class Y	357,939	6,278,242	312,629	5,005,191
Class R5	75,631	1,401,449	71,182	1,197,993
Class R6	7,181	133,351	2,531	42,664

Automatic conversion of Class C shares to Class A shares:
Class A	85,922	1,317,299	1,294,154	21,705,462
Class C	(106,478)	(1,317,299)	(1,568,527)	(21,705,462)

Reacquired:
Class A	(1,900,110)	(28,819,987)	(3,842,350)	(65,697,207)
Class C	(248,168)	(3,089,854)	(913,197)	(12,557,572)
Class R	(194,614)	(2,782,308)	(443,724)	(7,254,481)
Class Y	(992,584)	(14,794,014)	(1,480,538)	(25,257,783)
Class R5	(519,546)	(9,085,903)	(303,253)	(5,743,715)
Class R6	(15,982)	(269,033)	(28,932)	(553,517)
Net increase (decrease) in share activity	638,402	$14,825,775	(2,378,037)	$(35,894,157)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16                      Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (11/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$813.10	$5.68	$1,018.60	$6.32	1.26%
Class C	1,000.00	810.00	9.05	1,014.87	10.07	2.01
Class R	1,000.00	811.80	6.80	1,017.35	7.57	1.51
Class Y	1,000.00	814.00	4.56	1,019.84	5.07	1.01
Class R5	1,000.00	814.50	4.11	1,020.34	4.57	0.91
Class R6	1,000.00	814.90	3.79	1,020.69	4.22	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                      Invesco Select Companies Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	SCO-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco U.S. Managed Volatility Fund
Nasdaq:
R6: USMVX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
21	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco U.S. Managed Volatility Fund

Fund Performance

Performance summary

  Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class R6 Shares	4.84

S&P 500 Index▼ (Broad Market Index)	–3.16

Invesco US Large Cap Index▼ (Style-Specific Index)	–1.83

Lipper S&P 500 Fund Index∎ (Peer Group Index)	–3.43

Source(s): ▼RIMES Tecnologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance US large-cap equities.

    The Lipper S&P 500 Fund Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco U.S. Managed Volatility Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class R6 Shares
Inception (12/18/17)	6.89%
1 Year	7.40

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco U.S. Managed Volatility Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.09%
Advertising–0.05%
Omnicom Group, Inc.	92	$5,247

Aerospace & Defense–1.90%
Boeing Co. (The)	238	33,563
General Dynamics Corp.	123	16,066
Howmet Aerospace, Inc.	156	2,039
L3Harris Technologies, Inc.	91	17,627
Lockheed Martin Corp.	120	46,687
Northrop Grumman Corp.	72	23,808
Raytheon Technologies Corp.	648	41,997
Textron, Inc.	97	2,557
TransDigm Group, Inc.	21	7,625
		191,969

Agricultural & Farm Machinery–0.19%
Deere & Co.	133	19,293

Agricultural Products–0.09%
Archer-Daniels-Midland Co.	235	8,728

Air Freight & Logistics–0.49%
C.H. Robinson Worldwide, Inc.	47	3,332
Expeditors International of Washington, Inc.	72	5,156
FedEx Corp.	103	13,057
United Parcel Service, Inc., Class B	293	27,736
		49,281

Airlines–0.04%
American Airlines Group, Inc.	32	384
Delta Air Lines, Inc.	57	1,477
Southwest Airlines Co.	53	1,656
United Airlines Holdings, Inc.(b)	19	562
		4,079

Alternative Carriers–0.05%
CenturyLink, Inc.	459	4,875

Apparel Retail–0.38%
Ross Stores, Inc.	149	13,613
TJX Cos., Inc. (The)	504	24,721
		38,334

Apparel, Accessories & Luxury Goods–0.21%
lululemon athletica, inc.(b)	50	11,174
Tapestry, Inc.	84	1,250
VF Corp.	156	9,063
		21,487

Application Software–2.21%
Adobe, Inc.(b)	204	72,142
Autodesk, Inc.(b)	91	17,029
Cadence Design Systems, Inc.(b)	117	9,492
Citrix Systems, Inc.	51	7,395
Intuit, Inc.	105	28,330
salesforce.com, inc.(b)	365	59,112
Splunk, Inc.(b)	63	8,843

	Shares	Value
Application Software–(continued)
Synopsys, Inc.(b)	64	$10,056
Workday, Inc., Class A(b)	72	11,081
		223,480

Asset Management & Custody Banks–0.86%
Ameriprise Financial, Inc.	51	5,862
Bank of New York Mellon Corp. (The)	374	14,040
BlackRock, Inc.	64	32,130
Franklin Resources, Inc.	98	1,846
KKR & Co., Inc., Class A	227	5,723
Northern Trust Corp.	87	6,887
State Street Corp.	140	8,826
T. Rowe Price Group, Inc.	98	11,332
		86,646

Auto Parts & Equipment–0.07%
Aptiv PLC	103	7,164

Automobile Manufacturers–0.70%
Ford Motor Co.	1,650	8,398
General Motors Co.	606	13,508
Tesla, Inc.(b)	62	48,477
		70,383

Automotive Retail–0.27%
AutoZone, Inc.(b)	10	10,203
CarMax, Inc.(b)	70	5,155
O’Reilly Automotive, Inc.(b)	31	11,977
		27,335

Biotechnology–2.49%
AbbVie, Inc.	632	51,950
Alexion Pharmaceuticals, Inc.(b)	94	10,102
Amgen, Inc.	255	61,001
Biogen, Inc.(b)	74	21,966
BioMarin Pharmaceutical, Inc.(b)	76	6,994
Gilead Sciences, Inc.	534	44,856
Incyte Corp.(b)	88	8,594
Regeneron Pharmaceuticals, Inc.(b)	35	18,406
Vertex Pharmaceuticals, Inc.(b)	111	27,883
		251,752

Brewers–0.03%
Molson Coors Beverage Co., Class B	83	3,404

Broadcasting–0.10%
Fox Corp., Class A	257	6,648
ViacomCBS, Inc., Class B	199	3,435
		10,083

Building Products–0.18%
Johnson Controls International PLC	323	9,403
Trane Technologies PLC	101	8,829
		18,232

Cable & Satellite–1.19%
Charter Communications, Inc., Class A(b)	62	30,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Cable & Satellite–(continued)
Comcast Corp., Class A	1,913	$71,986
Liberty Broadband Corp., Class C(b)	51	6,257
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	215	7,325
Sirius XM Holdings, Inc.	563	3,327
		119,599

Casinos & Gaming–0.13%
Las Vegas Sands Corp.	141	6,771
MGM Resorts International	182	3,063
Wynn Resorts Ltd.	33	2,822
		12,656

Commodity Chemicals–0.11%
Dow, Inc.	315	11,557

Communications Equipment–0.94%
Arista Networks, Inc.(b)	25	5,483
Cisco Systems, Inc.	1,796	76,114
Juniper Networks, Inc.	133	2,873
Motorola Solutions, Inc.	73	10,498
		94,968

Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	97	7,443

Construction Machinery & Heavy Trucks–0.47%
Caterpillar, Inc.	233	27,117
Cummins, Inc.	61	9,973
PACCAR, Inc.	144	9,969
		47,059

Construction Materials–0.11%
Martin Marietta Materials, Inc.	26	4,946
Vulcan Materials Co.	55	6,213
		11,159

Consumer Finance–0.56%
Ally Financial, Inc.	129	2,114
American Express Co.	341	31,116
Capital One Financial Corp.	192	12,434
Discover Financial Services	124	5,328
Synchrony Financial	260	5,146
		56,138

Copper–0.05%
Freeport-McMoRan, Inc.	613	5,413

Data Processing & Outsourced Services–4.34%
Automatic Data Processing, Inc.	183	26,844
Fidelity National Information Services, Inc.	261	34,423
Fiserv, Inc.(b)	239	24,631
FleetCor Technologies, Inc.(b)	36	8,685
Global Payments, Inc.	124	20,587
Mastercard, Inc., Class A	422	116,038
Paychex, Inc.	136	9,319
PayPal Holdings, Inc.(b)	477	58,671
Square, Inc., Class A(b)	149	9,706
Visa, Inc., Class A(c)	724	129,393
		438,297

Distillers & Vintners–0.19%
Brown-Forman Corp., Class B	129	8,024

	Shares	Value
Distillers & Vintners–(continued)
Constellation Brands, Inc., Class A	69	$11,363
		19,387

Distributors–0.04%
Genuine Parts Co.	57	4,519

Diversified Banks–3.28%
Bank of America Corp.(c)	3,691	88,769
Citigroup, Inc.	893	43,364
JPMorgan Chase & Co.	1,293	123,818
U.S. Bancorp	645	23,542
Wells Fargo & Co.	1,765	51,273
		330,766

Diversified Chemicals–0.03%
Eastman Chemical Co.	57	3,449

Diversified Support Services–0.08%
Cintas Corp.	37	8,208

Drug Retail–0.13%
Walgreens Boots Alliance, Inc.	313	13,550

Electric Utilities–1.92%
American Electric Power Co., Inc.	209	17,370
Avangrid, Inc.	16	688
Duke Energy Corp.	311	26,329
Edison International	154	9,042
Entergy Corp.	84	8,023
Eversource Energy	140	11,298
Exelon Corp.	413	15,314
FirstEnergy Corp.	229	9,451
NextEra Energy, Inc.	209	48,304
PPL Corp.	326	8,287
Southern Co. (The)	447	25,358
Xcel Energy, Inc.	222	14,110
		193,574

Electrical Components & Equipment–0.46%
AMETEK, Inc.	97	8,135
Eaton Corp. PLC	175	14,613
Emerson Electric Co.	259	14,771
Rockwell Automation, Inc.	48	9,095
		46,614

Electronic Components–0.18%
Amphenol Corp., Class A	126	11,121
Corning, Inc.	323	7,109
		18,230

Electronic Equipment & Instruments–0.08%
Keysight Technologies, Inc.(b)	80	7,742

Environmental & Facilities Services–0.28%
Republic Services, Inc.	136	10,654
Waste Management, Inc.	179	17,904
		28,558

Fertilizers & Agricultural Chemicals–0.09%
Corteva, Inc.	303	7,936
Mosaic Co. (The)	101	1,162
		9,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Financial Exchanges & Data–1.07%
CME Group, Inc., Class A	152	$27,088
Intercontinental Exchange, Inc.	230	20,573
Moody’s Corp.	80	19,512
MSCI, Inc.	35	11,445
S&P Global, Inc.	102	29,874
		108,492

Food Distributors–0.12%
Sysco Corp.	215	12,098

Food Retail–0.10%
Kroger Co. (The)	332	10,495

Footwear–0.45%
NIKE, Inc., Class B	519	45,246

General Merchandise Stores–0.49%
Dollar General Corp.	106	18,582
Dollar Tree, Inc.(b)	95	7,569
Target Corp.	211	23,155
		49,306

Gold–0.21%
Newmont Corp.	350	20,818

Health Care Distributors–0.25%
AmerisourceBergen Corp.	58	5,200
Cardinal Health, Inc.	124	6,135
Henry Schein, Inc.(b)	51	2,783
McKesson Corp.	76	10,735
		24,853

Health Care Equipment–3.39%
Abbott Laboratories	749	68,975
ABIOMED, Inc.(b)	18	3,443
Baxter International, Inc.	214	18,999
Becton, Dickinson and Co.	115	29,041
Boston Scientific Corp.(b)	592	22,188
Danaher Corp.	264	43,153
Edwards Lifesciences Corp.(b)	88	19,140
IDEXX Laboratories, Inc.(b)	36	9,994
Intuitive Surgical, Inc.(b)	46	23,500
Medtronic PLC	576	56,235
ResMed, Inc.	60	9,319
Stryker Corp.	147	27,405
Zimmer Biomet Holdings, Inc.	88	10,534
		341,926

Health Care Facilities–0.15%
HCA Healthcare, Inc.(b)	142	15,603

Health Care REITs–0.19%
Healthpeak Properties, Inc.	214	5,594
Ventas, Inc.	139	4,497
Welltower, Inc.	174	8,914
		19,005

Health Care Services–0.77%
Cigna Corp.	157	30,738
CVS Health Corp.	552	33,976
Laboratory Corp. of America Holdings(b)	41	6,742

	Shares	Value
Health Care Services–(continued)
Quest Diagnostics, Inc.	56	$6,166
		77,622

Health Care Supplies–0.10%
Align Technology, Inc.(b)	30	6,446
DENTSPLY SIRONA, Inc.	94	3,989
		10,435

Health Care Technology–0.19%
Cerner Corp.	124	8,604
Veeva Systems, Inc., Class A(b)	56	10,685
		19,289

Home Furnishings–0.02%
Mohawk Industries, Inc.(b)	21	1,842

Home Improvement Retail–1.33%
Home Depot, Inc. (The)	456	100,242
Lowe’s Cos., Inc.	320	33,520
		133,762

Homebuilding–0.12%
D.R. Horton, Inc.	138	6,516
Lennar Corp., Class A	120	6,009
		12,525

Hotel & Resort REITs–0.04%
Host Hotels & Resorts, Inc.	297	3,656

Hotels, Resorts & Cruise Lines–0.25%
Carnival Corp.	172	2,735
Hilton Worldwide Holdings, Inc.	116	8,782
Marriott International, Inc., Class A	116	10,549
Royal Caribbean Cruises Ltd.	61	2,853
		24,919

Household Products–1.84%
Church & Dwight Co., Inc.	105	7,349
Clorox Co. (The)	51	9,508
Colgate-Palmolive Co.	363	25,508
Kimberly-Clark Corp.	145	20,080
Procter & Gamble Co. (The)	1,047	123,410
		185,855

Hypermarkets & Super Centers–1.28%
Costco Wholesale Corp.	187	56,661
Walmart, Inc.	597	72,565
		129,226

Industrial Conglomerates–1.19%
3M Co.	243	36,917
General Electric Co.	3,695	25,126
Honeywell International, Inc.	298	42,286
Roper Technologies, Inc.	45	15,346
		119,675

Industrial Gases–0.21%
Air Products and Chemicals, Inc.	93	20,979

Industrial Machinery–0.51%
Dover Corp.	60	5,619
Fortive Corp.	119	7,616
Illinois Tool Works, Inc.	135	21,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Industrial Machinery–(continued)
Parker-Hannifin Corp.	54	$8,538
Stanley Black & Decker, Inc.	66	7,273
		50,984

Industrial REITs–0.27%
Prologis, Inc.	310	27,661

Insurance Brokers–0.21%
Marsh & McLennan Cos., Inc.	214	20,829

Integrated Oil & Gas–1.62%
Chevron Corp.	802	73,784
Exxon Mobil Corp.	1,793	83,321
Occidental Petroleum Corp.	379	6,291
		163,396

Integrated Telecommunication Services–1.91%
AT&T, Inc.	3,043	92,720
Verizon Communications, Inc.	1,748	100,423
		193,143

Interactive Home Entertainment–0.34%
Activision Blizzard, Inc.	317	20,202
Electronic Arts, Inc.(b)	121	13,826
		34,028

Interactive Media & Services–5.68%
Alphabet, Inc., Class A(b)	255	343,408
Facebook, Inc., Class A(b)	1,013	207,371
IAC/InterActiveCorp.(b)	33	7,375
Snap, Inc., Class A(b)	348	6,128
Twitter, Inc.(b)	320	9,178
		573,460

Internet & Direct Marketing Retail–4.91%
Amazon.com, Inc.(b)(c)	179	442,846
Booking Holdings, Inc.(b)	17	25,170
eBay, Inc.	323	12,865
Expedia Group, Inc.	45	3,194
MercadoLibre, Inc. (Argentina)(b)	20	11,670
		495,745

Internet Services & Infrastructure–0.17%
Akamai Technologies, Inc.(b)	68	6,644
VeriSign, Inc.(b)	48	10,056
		16,700

Investment Banking & Brokerage–0.75%
Charles Schwab Corp. (The)	489	18,445
E*TRADE Financial Corp.	94	3,817
Goldman Sachs Group, Inc. (The)	141	25,862
Morgan Stanley	480	18,927
TD Ameritrade Holding Corp.	208	8,168
		75,219

IT Consulting & Other Services–1.12%
Accenture PLC, Class A	272	50,372
Cognizant Technology Solutions Corp., Class A	232	13,461
DXC Technology Co.	78	1,414
International Business Machines Corp.	377	47,336
		112,583

	Shares	Value
Life & Health Insurance–0.41%
Aflac, Inc.	284	$10,576
Lincoln National Corp.	68	2,412
MetLife, Inc.	388	13,999
Principal Financial Group, Inc.	101	3,678
Prudential Financial, Inc.	168	10,478
		41,143

Life Sciences Tools & Services–1.09%
Agilent Technologies, Inc.	131	10,042
Illumina, Inc.(b)	61	19,461
IQVIA Holdings, Inc.(b)	80	11,407
Mettler-Toledo International, Inc.(b)	10	7,199
Thermo Fisher Scientific, Inc.	170	56,896
Waters Corp.(b)	26	4,862
		109,867

Managed Health Care–1.82%
Anthem, Inc.	107	30,038
Centene Corp.(b)	243	16,179
Humana, Inc.	55	21,000
UnitedHealth Group, Inc.	399	116,696
		183,913

Metal & Glass Containers–0.09%
Ball Corp.	138	9,051

Mortgage REITs–0.04%
Annaly Capital Management, Inc.	605	3,781

Movies & Entertainment–1.58%
Netflix, Inc.(b)	182	76,412
Walt Disney Co. (The)	765	82,735
		159,147

Multi-line Insurance–0.14%
American International Group, Inc.	344	8,748
Hartford Financial Services Group, Inc. (The)	147	5,584
		14,332

Multi-Sector Holdings–1.09%
Berkshire Hathaway, Inc., Class B(b)	586	109,793

Multi-Utilities–1.03%
Ameren Corp.	105	7,639
CMS Energy Corp.	120	6,851
Consolidated Edison, Inc.	142	11,189
Dominion Energy, Inc.	355	27,381
DTE Energy Co.	81	8,403
NiSource, Inc.	162	4,068
Public Service Enterprise Group, Inc.	213	10,801
Sempra Energy	124	15,357
WEC Energy Group, Inc.	134	12,134
		103,823

Office REITs–0.17%
Alexandria Real Estate Equities, Inc.	51	8,011
Boston Properties, Inc.	66	6,414
Vornado Realty Trust	62	2,717
		17,142

Oil & Gas Equipment & Services–0.19%
Baker Hughes Co., Class A	277	3,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Oil & Gas Equipment & Services–(continued)
Halliburton Co.	372	$3,906
National Oilwell Varco, Inc.	131	1,656
Schlumberger Ltd.	589	9,907
		19,333

Oil & Gas Exploration & Production–0.60%
Apache Corp.	144	1,883
Cabot Oil & Gas Corp.	166	3,589
Concho Resources, Inc.	82	4,651
ConocoPhillips	459	19,324
Continental Resources, Inc.	25	410
Devon Energy Corp.	116	1,446
Diamondback Energy, Inc.	60	2,612
EOG Resources, Inc.	245	11,640
Hess Corp.	115	5,594
Marathon Oil Corp.	275	1,683
Noble Energy, Inc.	158	1,550
Pioneer Natural Resources Co.	70	6,252
		60,634

Oil & Gas Refining & Marketing–0.33%
Marathon Petroleum Corp.	274	8,790
Phillips 66	185	13,536
Valero Energy Corp.	174	11,023
		33,349

Oil & Gas Storage & Transportation–0.32%
Cheniere Energy, Inc.(b)	107	4,996
Kinder Morgan, Inc.	824	12,549
ONEOK, Inc.	158	4,729
Williams Cos., Inc. (The)	513	9,937
		32,211

Packaged Foods & Meats–1.19%
Campbell Soup Co.	81	4,048
Conagra Brands, Inc.	206	6,889
General Mills, Inc.	257	15,392
Hershey Co. (The)	63	8,343
Hormel Foods Corp.	227	10,635
JM Smucker Co. (The)	47	5,401
Kellogg Co.	144	9,432
Kraft Heinz Co. (The)	411	12,466
McCormick & Co., Inc.	52	8,156
Mondelez International, Inc., Class A	615	31,635
Tyson Foods, Inc., Class A	118	7,338
		119,735

Paper Packaging–0.09%
International Paper Co.	166	5,685
Westrock Co.	109	3,509
		9,194

Personal Products–0.17%
Coty, Inc., Class A	82	447
Estee Lauder Cos., Inc. (The), Class A	92	16,229
		16,676

Pharmaceuticals–5.16%
Allergan PLC	140	26,228
Bristol-Myers Squibb Co.	960	58,378
Elanco Animal Health, Inc.(b)	165	4,077

	Shares	Value
Pharmaceuticals–(continued)
Eli Lilly and Co.	405	$62,629
Johnson & Johnson	1,118	167,745
Merck & Co., Inc.	1,076	85,370
Pfizer, Inc.	2,354	90,299
Zoetis, Inc.	198	25,603
		520,329

Property & Casualty Insurance–0.52%
Allstate Corp. (The)	134	13,631
Loews Corp.	94	3,258
Markel Corp.(b)	6	5,195
Progressive Corp. (The)	248	19,170
Travelers Cos., Inc. (The)	109	11,032
		52,286

Railroads–0.92%
CSX Corp.	327	21,657
Kansas City Southern	37	4,830
Norfolk Southern Corp.	118	20,190
Union Pacific Corp.	291	46,499
		93,176

Real Estate Services–0.06%
CBRE Group, Inc., Class A(b)	141	6,053

Regional Banks–0.79%
Citizens Financial Group, Inc.	157	3,515
Comerica, Inc.	48	1,673
Fifth Third Bancorp	301	5,626
First Republic Bank	69	7,196
Huntington Bancshares, Inc.	374	3,456
KeyCorp	409	4,765
M&T Bank Corp.	54	6,052
PNC Financial Services Group, Inc. (The)	183	19,521
Regions Financial Corp.	355	3,816
SVB Financial Group(b)	18	3,477
Truist Financial Corp.	563	21,011
		80,108

Research & Consulting Services–0.27%
CoStar Group, Inc.(b)	16	10,372
Equifax, Inc.	48	6,667
Verisk Analytics, Inc.	69	10,546
		27,585
Residential REITs–0.26%
AvalonBay Communities, Inc.	59	9,614
Equity Residential	155	10,084
Essex Property Trust, Inc.	26	6,347
		26,045

Restaurants–1.26%
Chipotle Mexican Grill, Inc.(b)	12	10,543
McDonald’s Corp.	316	59,269
Starbucks Corp.	497	38,135
Yum China Holdings, Inc. (China)(b)	159	7,705
Yum! Brands, Inc.	128	11,063
		126,715

Retail REITs–0.16%
Realty Income Corp.	145	7,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco U.S. Managed Volatility Fund

	Shares	Value
Retail REITs–(continued)
Simon Property Group, Inc.	129	$8,613
		16,577

Semiconductor Equipment–0.45%
Applied Materials, Inc.	388	19,276
KLA Corp.	67	10,994
Lam Research Corp.	61	15,572
		45,842

Semiconductors–4.03%
Advanced Micro Devices, Inc.(b)	471	24,676
Analog Devices, Inc.	156	17,097
Broadcom, Inc.	166	45,089
Intel Corp.	1,815	108,864
Maxim Integrated Products, Inc.	113	6,213
Microchip Technology, Inc.	100	8,773
Micron Technology, Inc.(b)	470	22,508
NVIDIA Corp.	249	72,778
QUALCOMM, Inc.	485	38,155
Skyworks Solutions, Inc.	73	7,583
Texas Instruments, Inc.	396	45,964
Xilinx, Inc.	106	9,264
		406,964

Soft Drinks–1.70%
Coca-Cola Co. (The)	1,816	83,336
Monster Beverage Corp.(b)	162	10,013
PepsiCo, Inc.	588	77,787
		171,136

Specialized REITs–1.45%
American Tower Corp.	190	45,220
Crown Castle International Corp.	175	27,900
Digital Realty Trust, Inc.	109	16,295
Equinix, Inc.	36	24,307
Public Storage	65	12,054
SBA Communications Corp., Class A	47	13,626
Weyerhaeuser Co.	315	6,889
		146,291

Specialty Chemicals–0.71%
Celanese Corp.	50	4,154
DuPont de Nemours, Inc.	313	14,717
Ecolab, Inc.	122	23,607
PPG Industries, Inc.	101	9,174
Sherwin-Williams Co. (The)	38	20,382
		72,034

Specialty Stores–0.05%
Ulta Beauty, Inc.(b)	21	4,576

Steel–0.05%
Nucor Corp.	127	5,231

	Shares	Value
Systems Software–6.54%
Microsoft Corp.(c)	3,180	$569,888
NortonLifeLock, Inc.	252	5,360
Oracle Corp.	852	45,131
Palo Alto Networks, Inc.(b)	39	7,664
ServiceNow, Inc.(b)	80	28,123
VMware, Inc., Class A(b)	33	4,340
		660,506

Technology Hardware, Storage & Peripherals–5.74%
Apple, Inc.(c)	1,854	544,705
Dell Technologies, Inc., Class C(b)	107	4,568
Hewlett Packard Enterprise Co.	531	5,342
HP, Inc.	606	9,399
NetApp, Inc.	94	4,114
Seagate Technology PLC	111	5,545
Western Digital Corp.	124	5,714
		579,387

Tobacco–0.80%
Altria Group, Inc.	785	30,811
Philip Morris International, Inc.	665	49,609
		80,420

Trading Companies & Distributors–0.13%
Fastenal Co.	227	8,222
W.W. Grainger, Inc.	19	5,236
		13,458

Trucking–0.14%
Lyft, Inc., Class A(b)	74	2,429
Uber Technologies, Inc.(b)	372	11,261
		13,690

Water Utilities–0.09%
American Water Works Co., Inc.	78	9,492

Wireless Telecommunication Services–0.17%
T-Mobile US, Inc.(b)	196	17,209
Total Common Stocks & Other Equity Interests (Cost $9,027,704)		9,899,365

Money Market Funds–0.39%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(d)(e)	10,739	10,739
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(d)(e)	16,655	16,666
Invesco Treasury Portfolio, Institutional Class, 0.10%(d)(e)	12,273	12,273
Total Money Market Funds (Cost $39,668)		39,678
TOTAL INVESTMENTS IN SECURITIES–98.48%
(Cost $9,067,372)		9,939,043
OTHER ASSETS LESS LIABILITIES—1.52%		153,571
NET ASSETS–100.00%		$10,092,614

Investment Abbreviations:

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco U.S. Managed Volatility Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for futures contracts. See Note 1H.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$29,686	$1,649,512	$(1,668,459)	$-	$-	$10,739	$ 329
Invesco Liquid Assets Portfolio, Institutional Class	21,210	1,291,201	(1,295,653)	10	(102)	16,666	382
Invesco Treasury Portfolio, Institutional Class	33,927	1,885,157	(1,906,811)	-	-	12,273	356
Total	$84,823	$4,825,870	$(4,870,923)	$10	$(102)	$39,678	$1,067

(e) The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Information Technology	25.81%
Health Care	15.41
Communication Services	11.07
Consumer Discretionary	10.74
Financials	9.71
Consumer Staples	7.64
Industrials	7.25
Energy	3.06
Utilities	3.04
Real Estate	2.60
Materials	1.76
Money Market Funds Plus Other Assets Less Liabilities	1.91

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini S&P 500 Index	26	June-2020	$(3,773,120)	$(190,835)	$(190,835)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $9,027,704)	$9,899,365
Investments in affiliated money market funds, at value (Cost $39,668)	39,678
Other investments: Variation margin receivable – futures contracts	42,368
Receivable for: Fund shares sold	106,001
Fund expenses absorbed	38,152
Dividends	8,778
Investment for trustee deferred compensation and retirement plans	5,662
Other assets	12,320
Total assets	10,152,324

Liabilities:
Payable for: Accrued fees to affiliates	647
Accrued other operating expenses	53,401
Trustee deferred compensation and retirement plans	5,662
Total liabilities	59,710
Net assets applicable to shares outstanding	$10,092,614

Net assets consist of:
Shares of beneficial interest	$9,356,009
Distributable earnings	736,605
$10,092,614

Net Assets:
Class R6	$10,092,614

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	908,241
Class R6:
Net asset value and offering price per share	$11.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco U.S. Managed Volatility Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends	$89,529
Dividends from affiliated money market funds	1,067
Total investment income	90,596

Expenses:
Advisory fees	4,639
Administrative services fees	562
Custodian fees	2,391
Transfer agent fees	1,423
Trustees’ and officers’ fees and benefits	6,806
Registration and filing fees	8,320
Reports to shareholders	12,165
Professional services fees	18,057
Other	10,249
Total expenses	64,612
Less: Fees waived and/or expenses reimbursed	(57,749)
Net expenses	6,863
Net investment income	83,733

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(209,224)
Futures contracts	654,008
444,784
Change in net unrealized appreciation (depreciation) of:
Investment securities	46,526
Futures contracts	(190,835)
(144,309)
Net realized and unrealized gain	300,475
Net increase in net assets resulting from operations	$384,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019
Operations:
Net investment income	$83,733	$123,654
Net realized gain (loss)	444,784	(277,341)
Change in net unrealized appreciation (depreciation)	(144,309)	814,933
Net increase in net assets resulting from operations	384,208	661,246

Distributions to shareholders from distributable earnings:
Class R6	(251,272)	(138,152)

Share transactions–net:
Class R6	1,756,732	1,770,144
Net increase in net assets	1,889,668	2,293,238

Net assets:
Beginning of period	8,202,946	5,909,708
End of period	$10,092,614	$8,202,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco U.S. Managed Volatility Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class R6
Six months ended 04/30/20	$10.90	$0.10	$0.43	$0.53	$(0.17)	$(0.15)	$(0.32)	$11.11	4.84%	$10,093	0.15	%(d)	1.39	%(d)	1.80	%(d)	17%
Year ended 10/31/19	10.14	0.19	0.81	1.00	(0.19)	(0.05)	(0.24)	10.90	10.13	8,203	0.15		2.10		1.89		7
Year ended 10/31/18(e)	10.00	0.16	(0.02)	0.14	–	–	–	10.14	1.40	5,910	0.15	(f)	3.40	(f)	1.74	(f)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $9,330 for Class R6.
(e)	Commencement date of December 18, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco U.S. Managed Volatility Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

17                      Invesco U.S. Managed Volatility Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $4,735 and reimbursed Fund expenses of $53,014.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

18                      Invesco U.S. Managed Volatility Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$9,899,365	$–	$–	$9,899,365
Money Market Funds	39,678	–	–	39,678
Total Investments in Securities	9,939,043	–	–	9,939,043

Other Investments - Liabilities*
Futures Contracts	(190,835)	–	–	(190,835)
Total Investments	$9,748,208	$–	$–	$9,748,208

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts – Exchange-Traded	$(190,835)
Derivatives not subject to master netting agreements	190,835
Total Derivative Liabilities subject to master netting agreements	$–

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity
Risk
Realized Gain:
Futures contracts	$ 654,008
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(190,835)
Total	$ 463,173

19                      Invesco U.S. Managed Volatility Fund

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$4,757,233

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $3,439,460 and $1,527,127, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,187,185
Aggregate unrealized (depreciation) of investments	(948,445)
Net unrealized appreciation of investments	$238,740

Cost of investments for tax purposes is $9,509,468.

NOTE 9–Share Information

	Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class R6	220,114	$2,444,192	192,970	$2,012,079

Issued as reinvestment of dividends:
Class R6	8,388	93,022	2,204	21,052

Reacquired:
Class R6	(72,599)	(780,482)	(25,392)	(262,987)
Net increase in share activity	155,903	$1,756,732	169,782	$1,770,144

(a)	87% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20                      Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,048.40	$0.76	$1,024.12	$0.75	0.15%

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21                      Invesco U.S. Managed Volatility Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	USMGV-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco World Bond Factor Fund
Effective February 28, 2020, Invesco World Bond Fund was renamed Invesco World Bond Factor Fund.

Nasdaq:
A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ ∎ R5: AUBIX ∎ R6: AUBFX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
25	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance. Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.     On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco World Bond Factor Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.72%

Class C Shares	0.30

Class Y Shares	0.73

Class R5 Shares	0.83

Class R6 Shares	0.73

Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)	1.45

Lipper Global Income Funds Index⬛ (Peer Group Index)	-1.00

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment grade, fixed income markets.

    The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco World Bond Factor Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	3.16%
10 Years	2.16
5 Years	2.11
1 Year	3.61
Class C Shares
Inception (3/31/06)	2.92%
10 Years	1.82
5 Years	2.23
1 Year	6.32
Class Y Shares
Inception (10/3/08)	3.25%
10 Years	2.86
5 Years	3.26
1 Year	8.42
Class R5 Shares
Inception (3/31/06)	3.70%
10 Years	2.81
5 Years	3.16
1 Year	8.34
Class R6 Shares
10 Years	2.80%
5 Years	3.26
1 Year	8.42

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements.

Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco World Bond Factor Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco World Bond Factor Fund

Schedule of Investments

April 30, 2020

(Unaudited)

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–38.39%(a)

Australia–1.10%

Australia Government Bond, Series 136, 4.75%, 04/21/2027(b)	AUD	360,000	$300,735

Canada–3.94%

Canadian Government Bond, 2.00%, 06/01/2028	CAD	1,200,000	968,432
Canadian Imperial Bank of Commerce, 0.38%, 05/03/2024(b)	EUR	100,000	107,056
			1,075,488

France–2.88%

Banque Federative du Credit Mutuel S.A., 3.00%, 05/21/2024(b)	EUR	100,000	116,059

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.38% (3 mo. EURIBOR + 5.77%)(b)(c)(d)	EUR	100,000	119,218

Credit Mutuel Arkea S.A., 3.25%, 06/01/2026(b)	EUR	100,000	121,863

Dassault Systemes SE, 0.13%, 09/16/2026(b)	EUR	100,000	107,311

Societe Generale S.A., 1.25%, 02/15/2024(b)	EUR	100,000	110,621

Suez, 1.63% (EUAMDB05 + 2.15%)(b)(c)(d)	EUR	100,000	102,001

Thales S.A., 0.01%, 05/31/2022(b)	EUR	100,000	108,042
			785,115

Germany–7.11%

Bayer AG, 3.13% (5 yr. EUR Swap Rate + 3.11%), 11/12/2079(b)(d)	EUR	100,000	106,650

Bundesrepublik Deutschland Bundesanleihe,
0.01%, 08/15/2029(b)	EUR	900,036	1,043,982
0.01%, 08/15/2050(b)	EUR	100,000	115,634

Daimler AG, 0.01%, 02/08/2024(b)	EUR	38,000	39,872

Daimler International Finance B.V., 0.25%, 11/06/2023(b)	EUR	101,000	107,206

Deutsche Bank AG, 2.38%, 01/11/2023(b)	EUR	100,000	109,268

Merck Financial Services GmbH, 0.13%, 07/16/2025(b)	EUR	100,000	109,628

Siemens Financieringsmaatschappij N.V., 1.75%, 02/28/2039(b)	EUR	97,000	120,132

Wintershall Dea Finance B.V., 1.82%, 09/25/2031(b)	EUR	100,000	90,756

ZF Europe Finance B.V., 3.00%, 10/23/2029(b)	EUR	100,000	97,791
			1,940,919

Italy–3.89%

2i Rete Gas S.p.A., 1.61%, 10/31/2027(b)	EUR	100,000	111,695

Eni S.p.A., 1.00%, 10/11/2034(b)	EUR	100,000	99,753

FCA Bank S.p.A., 0.63%, 11/24/2022(b)	EUR	103,000	108,694

		Principal Amount	Value

Italy–(continued)

Italy Buoni Poliennali Del Tesoro, 2.50%, 11/15/2025(b)	EUR	225,000	$262,286
3.00%, 08/01/2029(b)	EUR	315,000	381,979
3.45%, 03/01/2048(b)	EUR	75,000	96,624
			1,061,031

Japan–6.79%

Japan Government Forty Year Bond, Series 9, 0.40%, 03/20/2056	JPY	50,900,000	468,830

Japan Government Ten Year Bond, Series 365, 0.10%, 09/20/2029	JPY	91,850,000	868,716

Japan Government Twenty Year Bond, Series 147, 1.60%, 12/20/2033	JPY	26,550,000	296,578

JT International Financial Services B.V., 1.13%, 09/28/2025(b)	EUR	100,000	111,833
1.00%, 11/26/2029(b)	EUR	100,000	106,679
			1,852,636

Mexico–1.00%

Mexican Bonos, Series M 20, 10.00%, 12/05/2024	MXN	5,600,000	274,098

Netherlands–0.90%

ABN AMRO Bank N.V., 0.60%, 01/15/2027(b)	EUR	100,000	106,417

Cooperatieve Rabobank U.A., 1.25%, 03/23/2026(b)	EUR	120,000	139,170
			245,587

Poland–0.76%

Republic of Poland Government Bond, Series 725, 3.25%, 07/25/2025	PLN	775,000	208,508

Russia–0.59%

Russian Federal Bond - OFZ, Series 6221, 7.70%, 03/23/2033	RUB	10,543,000	161,858

Spain–2.19%

Banco Santander S.A., 3.25%, 04/04/2026(b)	EUR	100,000	118,442

CaixaBank S.A., 1.13%, 05/17/2024(b)	EUR	100,000	109,684

Santander Consumer Finance S.A., 0.38%, 01/17/2025(b)	EUR	100,000	105,737

Spain Government Bond, 2.70%, 10/31/2048(b)	EUR	107,000	151,187

Telefonica Emisiones S.A., 1.96%, 07/01/2039(b)	EUR	100,000	112,831
			597,881

Sweden–0.44%

Svenska Handelsbanken AB, 1.13%, 12/14/2022(b)	EUR	106,000	118,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco World Bond Factor Fund

		Principal Amount	Value

United Kingdom–2.84%

BAT International Finance PLC, 2.25%, 01/16/2030(b)	EUR	100,000	$107,393

CNH Industrial Finance Europe S.A., 1.63%, 07/03/2029(b)	EUR	100,000	95,599

Lloyds Banking Group PLC, 0.50% (EUSA1 + 0.85%), 11/12/2025(b)(d)	EUR	100,000	104,951

NatWest Markets PLC, 1.00%, 05/28/2024(b)	EUR	100,000	106,825

Royal Mail PLC, 1.25%, 10/08/2026(b)	EUR	100,000	103,555

United Kingdom Gilt,
3.50%, 01/22/2045(b)	GBP	86,224	181,302
3.50%, 07/22/2068(b)	GBP	25,000	74,204
			773,829

United States–3.96%

Abbott Ireland Financing DAC, 0.88%, 09/27/2023(b)	EUR	100,000	111,691

Altria Group, Inc., 3.13%, 06/15/2031	EUR	100,000	118,336

American Honda Finance Corp., 0.35%, 08/26/2022	EUR	101,000	108,821

Apple, Inc.,
1.38%, 01/17/2024	EUR	100,000	115,785
0.88%, 05/24/2025	EUR	100,000	114,952

AT&T, Inc., 2.40%, 03/15/2024	EUR	116,000	134,844

Johnson & Johnson, 0.65%, 05/20/2024	EUR	100,000	113,118

JPMorgan Chase & Co., 0.63%, 01/25/2024(b)	EUR	125,000	136,959

Toyota Motor Credit Corp.,
2.38%, 02/01/2023(b)	EUR	19,000	21,837
0.25%, 07/16/2026(b)	EUR	100,000	105,574
			1,081,917
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,577,294)			10,478,462
U.S. Dollar Denominated Bonds & Notes–25.29%

Australia–0.44%

Westpac Banking Corp., 3.30%, 02/26/2024		$114,000	121,591

Canada–0.47%

Brookfield Finance, Inc., 4.85%, 03/29/2029		90,000	98,883

Magna International, Inc., 3.63%, 06/15/2024		27,000	28,421
			127,304

France–0.45%

Airgas, Inc., 3.65%, 07/15/2024		10,000	10,635

Sanofi, 3.38%, 06/19/2023		105,000	112,173
			122,808

Ireland–0.49%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 01/23/2023		150,000	134,406

Japan–0.32%

ORIX Corp., 2.90%, 07/18/2022		86,000	87,529

	Principal Amount	Value

Netherlands–0.44%

Cooperatieve Rabobank U.A., 5.25%, 05/24/2041	$85,000	$120,520

United Kingdom–5.58%

Barclays PLC, 4.84%, 05/09/2028	200,000	210,934

British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/2029(b)	60,000	45,577

Diageo Capital PLC, 3.50%, 09/18/2023	200,000	216,219

HSBC Holdings PLC, 4.58% (3 mo. USD LIBOR + 1.53%), 06/19/2029(d)	200,000	226,247

Lloyds Banking Group PLC, 2.44% (1 yr. U.S. Treasury Yield Curve Rate + 1.00%), 02/05/2026(d)	250,000	250,000
4.65%, 03/24/2026	200,000	216,910

Mead Johnson Nutrition Co., 4.13%, 11/15/2025	95,000	108,608

Royal Bank of Scotland Group PLC (The), 6.13%, 12/15/2022	118,000	126,566
6.00%, 12/19/2023	18,000	19,636

United Utilities PLC, 6.88%, 08/15/2028	84,000	102,165
		1,522,862

United States–17.10%

3M Co., 3.05%, 04/15/2030	83,000	90,681

Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	32,000	33,471

Altria Group, Inc., 5.95%, 02/14/2049	104,000	129,656

American International Group, Inc., 4.13%, 02/15/2024	55,000	59,589

American Water Capital Corp., 6.59%, 10/15/2037	14,000	20,726

Ameriprise Financial, Inc., 4.00%, 10/15/2023	44,000	48,096

Apple, Inc., 3.00%, 02/09/2024	47,000	50,532

Ares Capital Corp., 3.50%, 02/10/2023	17,000	16,195

AT&T, Inc., 3.80%, 02/15/2027	16,000	17,290

Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	28,000	28,274
4.08%, 12/15/2047	75,000	63,561

Bank of America Corp., 4.20%, 08/26/2024	188,000	203,617
4.00%, 01/22/2025	30,000	32,447

Baxter International, Inc., 2.60%, 08/15/2026	103,000	109,731

Berkshire Hathaway Energy Co., 3.70%, 07/15/2030(b)	79,000	90,059

BGC Partners, Inc., 3.75%, 10/01/2024	36,000	33,772

Boeing Co. (The), 2.70%, 02/01/2027	29,000	25,894

Brighthouse Financial, Inc., 4.70%, 06/22/2047	106,000	91,631

California Institute of Technology, 4.70%, 11/01/2111	22,000	28,337

Cigna Corp., 4.50%, 02/25/2026(b)	10,000	11,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco World Bond Factor Fund

	Principal Amount	Value

United States–(continued)

CNH Industrial Capital LLC, 3.88%, 10/15/2021	$27,000	$27,333

Comcast Corp., 3.70%, 04/15/2024	87,000	95,257

CommonSpirit Health, 2.95%, 11/01/2022	106,000	106,969

Continental Resources, Inc., 5.00%, 09/15/2022	29,000	27,550

Deere & Co., 2.60%, 06/08/2022	12,000	12,334

Delta Air Lines, Inc., 3.63%, 03/15/2022	21,000	18,764

Duke Energy Corp., 3.75%, 04/15/2024	71,000	77,330

DuPont de Nemours, Inc., 4.21%, 11/15/2023	63,000	68,217

Exxon Mobil Corp., 3.18%, 03/15/2024	52,000	55,594

FedEx Corp., 4.75%, 11/15/2045	107,000	117,646

General Motors Co., 6.75%, 04/01/2046	93,000	85,492

Gilead Sciences, Inc., 3.70%, 04/01/2024	124,000	135,464

Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	186,000	199,888
3.50%, 11/16/2026	83,000	88,220

Harley-Davidson, Inc., 4.63%, 07/28/2045	26,000	26,266

Hillenbrand, Inc., 4.50%, 09/15/2026	99,000	90,796

HP, Inc., 6.00%, 09/15/2041	91,000	101,464

International Business Machines Corp., 7.13%, 12/01/2096	43,000	75,589

Johnson & Johnson, 3.38%, 12/05/2023	124,000	136,244

JPMorgan Chase & Co., 4.13%, 12/15/2026	24,000	26,545

Marriott International, Inc., Series EE, 5.75%, 05/01/2025	9,000	9,411

MetLife, Inc., Series D, 4.37%, 09/15/2023	76,000	83,491

Microsoft Corp., 2.88%, 02/06/2024	108,000	116,355

Oracle Corp., 2.40%, 09/15/2023	104,000	108,997

Patterson-UTI Energy, Inc., 5.15%, 11/15/2029	99,000	65,640

Philip Morris International, Inc., 2.50%, 08/22/2022	125,000	129,247

PSEG Power LLC, 8.63%, 04/15/2031	100,000	133,916

Rockwell Automation, Inc., 3.50%, 03/01/2029	82,000	91,181

Rockwell Collins, Inc., 3.20%, 03/15/2024	51,000	54,253

Ryder System, Inc., 3.65%, 03/18/2024	64,000	65,984

Sempra Energy, 4.05%, 12/01/2023	15,000	16,088
3.75%, 11/15/2025	30,000	32,089

Simon Property Group L.P.,
2.63%, 06/15/2022	26,000	25,792
6.75%, 02/01/2040	38,000	48,915

	Principal Amount	Value

United States–(continued)

Southern California Edison Co., Series C,
3.50%, 10/01/2023	$62,000	$65,743
6.00%, 01/15/2034	17,000	21,850

Southwest Airlines Co., 3.00%, 11/15/2026	23,000	21,079

Spectra Energy Partners L.P., 4.75%, 03/15/2024	63,000	67,419

Starbucks Corp., 3.85%, 10/01/2023	22,000	23,725

Swiss Re America Holding Corp., 7.00%, 02/15/2026	47,000	58,161

UDR, Inc., 3.00%, 08/15/2031	42,000	42,313

Union Electric Co., 8.45%, 03/15/2039	48,000	79,878

Verizon Communications, Inc., 5.15%, 09/15/2023	160,000	182,350

Wachovia Corp., 7.57%, 08/01/2016(e)	82,000	103,372

Walmart, Inc., 3.30%, 04/22/2024	27,000	29,546

Wells Fargo & Co., 4.10%, 06/03/2026	116,000	125,546

Welltower, Inc., 3.63%, 03/15/2024	106,000	107,669
		4,667,879
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,185,821)		6,904,899

U.S. Treasury Securities–18.34%

U.S. Treasury Bills–0.46%(f)
0.01%, 09/03/2020(g)	124,884	124,952

U.S. Treasury Bonds–1.68%

2.88%, 05/15/2049	178,570	224,672
2.00%, 02/15/2050	214,861	235,047
		459,719

U.S. Treasury Notes–16.20%

1.13%, 02/28/2022	1,412,153	1,423,816

1.38%, 02/15/2023	608,445	619,066

0.25%, 04/15/2023	749,180	750,176

1.13%, 02/28/2025	75,332	75,945

0.50%, 03/31/2025	753,656	755,215

1.13%, 02/28/2027	302,591	312,141
1.50%, 02/15/2030	466,549	486,633
		4,422,992
Total U.S. Treasury Securities (Cost $4,886,221)		5,007,663

U.S. Government Sponsored Agency Mortgage-Backed Securities–10.46%

Freddie Mac Multifamily Structured Pass Through Ctfs., Series K038, Class X1, IO, 1.28%, 03/25/2024(h)	1,538,071	55,798

Federal Home Loan Mortgage Corp., 3.00%, 01/01/2050	49,589	53,005

Federal National Mortgage Association, 3.00%, 03/01/2050	49,750	52,859

Federal National Mortgage Association, TBA, 2.50%, 05/01/2050(i)	879,000	915,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco World Bond Factor Fund

	Principal Amount	Value

Federal National Mortgage Association, TBA, 2.50%, 05/01/2035(i)	$270,000	$282,319

Government National Mortgage Association, TBA, 3.00%, 05/01/2050(i)	750,000	798,199

Federal National Mortgage Association, 3.00%, 12/01/2049	99,335	105,046

Federal National Mortgage Association, 2.50%, 03/01/2050	109,780	114,796

Federal National Mortgage Association, 3.00%, 10/01/2049	97,096	102,990

Federal National Mortgage Association, 3.00%, 02/01/2050	99,200	104,903

Federal Home Loan Mortgage Corp., 4.50%, 09/01/2049	94,049	101,486

Federal Home Loan Mortgage Corp., 4.50%, 01/01/2050	81,251	87,645

Federal National Mortgage Association, 4.50%, 06/01/2049	74,972	80,881
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,825,748)		2,855,289

Asset-Backed Securities–2.86%
COLT Mortgage Loan Trust, Series 2019-1, Class A1, 3.71%, 03/25/2049(b)(h)	46,204	46,604
Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 3.48%, 04/25/2058(b)(h)	137,824	138,804

Investment Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
Ctfs. - Certificates
DAC - Designated Activity Co.
EUR - Euro
EURIBOR - Euro Interbank Offered Rate
GBP - British Pound Sterling
IO - Interest Only
JPY - Japanese Yen
LIBOR - London Interbank Offered Rate
MXN - Mexican Peso
PLN - Polish Zloty
RUB - Russian Ruble
TBA - To Be Announced
USD - U.S. Dollar

	Principal Amount	Value
Galton Funding Mortgage Trust, Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(h)	$111,015	$113,419
Residential Mortgage Loan Trust, Series 2019-1, Class A1, 3.94%, 10/25/2058(b)(h)	140,237	140,138
Spruce Hill Mortgage Loan Trust, Series 2019-SH1, Class A1, 3.40%, 04/29/2049(b)(h)	56,678	56,678
Verus Securitization Trust, Series 2018-3, Class A1, 4.11%, 10/25/2058(b)(h)	131,555	133,355

Series 2019-1, Class A1, 3.84%, 02/25/2059(b)(h)	152,478	151,278
Total Asset-Backed Securities (Cost $776,410)		780,276

	Shares
Money Market Funds–6.75%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(j)(k)	692,811	692,811
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(j)(k)	357,099	357,313
Invesco Treasury Portfolio, Institutional Class, 0.10%(j)(k)	791,784	791,784
Total Money Market Funds (Cost $1,841,654)		1,841,908
TOTAL INVESTMENTS IN SECURITIES–102.09% (Cost $28,093,148)		27,868,497
OTHER ASSETS LESS LIABILITIES–(2.09)%		(570,897)
NET ASSETS–100.00%		$27,297,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco World Bond Factor Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $7,452,846, which represented 27.30% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2020.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2020.

(i)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$291,763	$4,280,427	$(3,879,379)	$-	$-	$692,811	$1,701
Invesco Liquid Assets Portfolio, Institutional Class	208,408	3,057,448	(2,907,923)	247	(867)	357,313	1,745
Invesco Treasury Portfolio, Institutional Class	333,443	4,891,916	(4,433,575)	-	-	791,784	1,779
Total	$833,614	$12,229,791	$(11,220,877)	$247	$(867)	$1,841,908	$5,225

(k)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Sovereign Debt	21.45%
U.S. Treasury Securities	18.34
Financials	16.98
Collateralized Mortgage Obligations	10.46
Industrials	4.48
Consumer Staples	3.87
Health Care	3.45
Utilities	3.13
Information Technology	2.90
Asset-Backed Securities	2.86
Consumer Discretionary	2.50
Other Sectors, Each Less than 2% of Net Assets	4.92
Money Market Funds Plus Other Assets Less Liabilities	4.66

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Euro Buxl 30 Year Bonds	1	June-2020	$240,210	$875	$875
Japan 10 Year Bonds	1	June-2020	1,423,753	(17,336)	(17,336)
Long Gilt	5	June-2020	867,166	20,018	20,018
U.S. Treasury 2 Year Notes	2	June-2020	440,859	231	231
U.S. Treasury Long Bonds	3	June-2020	543,094	2,118	2,118
U.S. Treasury Ultra Bonds	1	June-2020	224,781	14,842	14,842
Subtotal–Long Futures Contracts				20,748	20,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco World Bond Factor Fund

Open Futures Contracts–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Canada 10 Year Bonds	2	June-2020	$(214,649)	$(11,813)	$(11,813)

Euro Bobl	4	June-2020	(595,923)	2,100	2,100

Euro-Bund	6	June-2020	(1,146,894)	7,490	7,490

U.S. Treasury 10 Year Notes	5	June-2020	(695,313)	(2,962)	(2,962)

U.S. Treasury 10 Year Ultra Notes	6	June-2020	(942,187)	(5,105)	(5,105)

U.S. Treasury 5 Year Notes	4	June-2020	(501,938)	(7,188)	(7,188)

Subtotal–Short Futures Contracts				(17,478)	(17,478)

Total Futures Contracts				$3,270	$3,270

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive
Currency Risk

05/18/2020	Barclays Bank PLC	EUR	1,150,000	USD	1,294,685	$34,159

05/18/2020	Goldman Sachs International	MXN	12,985,000	USD	648,929	111,337

05/18/2020	Goldman Sachs International	PLN	5,777,000	USD	1,464,181	71,931

05/18/2020	Goldman Sachs International	RUB	80,280,000	USD	1,177,639	97,815

05/18/2020	Goldman Sachs International	USD	3,188,705	JPY	343,541,802	12,990

05/18/2020	Goldman Sachs International	ZAR	7,316,000	USD	461,978	67,865

05/19/2020	Goldman Sachs International	CAD	510,000	USD	379,104	12,707

05/18/2020	J.P. Morgan Chase Bank, N.A.	USD	349,414	EUR	320,000	1,341

05/18/2020	Morgan Stanley and Co. International PLC	USD	80,644	AUD	130,000	4,074

05/18/2020	Morgan Stanley and Co. International PLC	USD	18,538	GBP	15,000	355

05/18/2020	Royal Bank of Canada	JPY	92,874,000	USD	866,678	1,124

05/18/2020	Royal Bank of Canada	MXN	4,887,000	USD	211,990	9,664

Subtotal–Appreciation						425,362

Currency Risk

05/18/2020	Barclays Bank PLC	RUB	7,648,000	USD	95,203	(7,669)

05/18/2020	BNP Paribas S.A.	USD	1,186,809	RUB	80,280,000	(106,986)

05/18/2020	Citibank, N.A.	USD	961,913	CNY	6,698,000	(12,222)

05/18/2020	Citibank, N.A.	USD	1,566,250	PLN	6,057,300	(106,449)

05/18/2020	Citibank, N.A.	USD	461,257	ZAR	7,316,000	(67,143)

05/18/2020	Goldman Sachs International	AUD	198,000	USD	128,758	(274)

05/18/2020	Goldman Sachs International	PLN	849,602	USD	204,482	(271)

05/18/2020	Goldman Sachs International	USD	28,028	CZK	651,000	(1,694)

05/18/2020	Goldman Sachs International	USD	247,885	EUR	225,000	(1,260)

05/18/2020	Goldman Sachs International	USD	462,531	GBP	360,000	(9,091)

05/18/2020	Goldman Sachs International	USD	83,478	IDR	1,228,293,000	(1,044)

05/18/2020	Goldman Sachs International	USD	293,184	KRW	353,958,000	(2,662)

05/18/2020	Goldman Sachs International	USD	98,642	SEK	958,000	(432)

05/18/2020	UBS	USD	660,252	MXN	12,985,000	(122,660)

Subtotal–Depreciation						(439,857)

Total Forward Foreign Currency Contracts						$(14,495)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco World Bond Factor Fund

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 34, Version 1	Sell	5.00%	Quarterly	06/20/2025	6.279%	USD 250,000	$(13,433)	$(13,023)	$410

(a)	Centrally cleared swap agreements collateralized by $70,000 cash held with Credit Suisse Securities (USA) LLC.
(b)

Implied credit spreads represent the current level, as of April 30, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

AUD	-Australian Dollar
CAD	-Canadian Dollar
CNY	-Chinese Yuan Renminbi
CZK	-Czech Koruna
EUR	-Euro
GBP	-British Pound Sterling
IDR	-Indonesian Rupiah
JPY	-Japanese Yen
KRW	-South Korean Won
MXN	-Mexican Peso
PLN	-Polish Zloty
RUB	-Russian Ruble
SEK	-Swedish Krona
USD	-U.S. Dollar
ZAR	-South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco World Bond Factor Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $26,251,494)	$26,026,589
Investments in affiliated money market funds, at value (Cost $1,841,654)	1,841,908
Other investments:
Variation margin receivable-centrally cleared swap agreements	359
Unrealized appreciation on forward foreign currency contracts outstanding	425,362
Deposits with brokers:
Cash collateral – centrally cleared swap agreements	70,000
Cash	87,549
Foreign currencies, at value (Cost $908,909)	893,598
Receivable for:
Investments sold	1,304,531
Fund shares sold	714,292
Dividends	670
Interest	155,326
Principal paydowns	3,570
Investment for trustee deferred compensation and retirement plans	38,453
Other assets	46,968
Total assets	31,609,175

Liabilities:
Other investments:
Variation margin payable - futures contracts	7,062
Unrealized depreciation on forward foreign currency contracts outstanding	439,857
Payable for:
Investments purchased	3,679,981
Fund shares reacquired	23,893
Accrued fees to affiliates	36,750
Accrued other operating expenses	83,475
Trustee deferred compensation and retirement plans	40,557
Total liabilities	4,311,575
Net assets applicable to shares outstanding	$27,297,600

Net assets consist of:
Shares of beneficial interest	$27,208,913
Distributable earnings	88,687
$27,297,600

Net Assets:

Class A	$21,466,811
Class C	$1,911,544
Class Y	$3,771,023
Class R5	$853
Class R6	$147,369

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,034,782
Class C	181,642
Class Y	357,658
Class R5	81.2
Class R6	13,964
Class A:
Net asset value per share	$10.55
Maximum offering price per share (Net asset value of $10.55 ÷ 95.75%)	$11.02
Class C:
Net asset value and offering price per share	$10.52
Class Y:
Net asset value and offering price per share	$10.54
Class R5:
Net asset value and offering price per share	$10.50
Class R6:
Net asset value and offering price per share	$10.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco World Bond Factor Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $557)	$334,086

Dividends from affiliated money market funds	5,225

Total investment income	339,311

Expenses:

Advisory fees	63,744

Administrative services fees	1,734

Custodian fees	9,384

Distribution fees:
Class A	24,316

Class C	9,614

Transfer agent fees – A, C and Y	27,982

Transfer agent fees – R6	77

Trustees’ and officers’ fees and benefits	7,179

Registration and filing fees	27,834

Reports to shareholders	12,128

Professional services fees	27,767

Other	17,820

Total expenses	229,579

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(128,391)

Net expenses	101,188

Net investment income	238,123

Realized and unrealized gain (loss) from:

Net realized gain from:

Investment securities (net of foreign taxes of $512)	762,416

Foreign currencies	11,664

Forward foreign currency contracts	169,328

Futures contracts	38,080

Swap agreements	52,772

1,034,260

Change in net unrealized appreciation (depreciation) of:

Investment securities	(1,057,258)

Foreign currencies	(29,490)

Forward foreign currency contracts	(28,342)

Futures contracts	(38,202)

Swap agreements	(5,378)

(1,158,670)

Net realized and unrealized gain (loss)	(124,410)

Net increase in net assets resulting from operations	$113,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco World Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019

Operations:

Net investment income	$238,123	$734,322

Net realized gain	1,034,260	121,499

Change in net unrealized appreciation (depreciation)	(1,158,670)	2,110,791

Net increase in net assets resulting from operations	113,713	2,966,612

Distributions to shareholders from distributable earnings:

Class A	(247,709)	(216,496)

Class C	(18,337)	(25,308)

Class Y	(46,924)	(30,050)

Class R5	(12)	(9)

Class R6	(2,158)	(1,340)

Total distributions from distributable earnings	(315,140)	(273,203)

Return of capital:

Class A	–	(310,668)

Class C	–	(19,902)

Class Y	–	(51,416)

Class R5	–	(15)

Class R6	–	(2,273)

Total return of capital	–	(384,274)

Total distributions	(315,140)	(657,477)

Share transactions-net:

Class A	1,128,011	306,572

Class C	(123,090)	(1,774,645)

Class Y	1,058,106	(383,361)

Class R6	10,324	20,238

Net increase (decrease) in net assets resulting from share transactions	2,073,351	(1,831,196)

Net increase in net assets	1,871,924	477,939

Net assets:

Beginning of period	25,425,676	24,947,737

End of period	$27,297,600	$25,425,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco World Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 04/30/20	$10.61	$0.10	$(0.03)	$0.07	$(0.13)	$–	$–	$(0.13)	$10.55	0.72%	$21,467	0.80	%(d)	1.83	%(d)	1.94	%(d)	126%
Year ended 10/31/19	9.66	0.30	0.92	1.22	(0.11)	–	(0.16)	(0.27)	10.61	12.83	20,458	0.94		2.08		2.97		177
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	–	(0.06)	(0.27)	9.66	(4.89)	18,347	0.93		2.21		3.25		131
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	–	(0.23)	(0.27)	10.43	2.63	22,150	0.95		2.21		3.22		245
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	–	(0.08)	(0.16)	10.44	8.02	28,870	1.10		1.84		2.36		246
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	–	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Class C
Six months ended 04/30/20	10.59	0.06	(0.03)	0.03	(0.10)	–	–	(0.10)	10.52	0.30	1,912	1.55	(d)	2.58	(d)	1.19	(d)	126
Year ended 10/31/19	9.64	0.22	0.93	1.15	(0.08)	–	(0.12)	(0.20)	10.59	12.01	2,046	1.69		2.83		2.22		177
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	–	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68		2.96		2.50		131
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	–	(0.16)	(0.19)	10.41	1.80	4,147	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	–	(0.03)	(0.08)	10.42	7.24	5,121	1.85		2.59		1.61		246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	–	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Class Y
Six months ended 04/30/20	10.61	0.12	(0.05)	0.07	(0.14)	–	–	(0.14)	10.54	0.73	3,771	0.53	(d)	1.58	(d)	2.21	(d)	126
Year ended 10/31/19	9.65	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.61	13.23	2,783	0.69		1.83		3.22		177
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68		1.96		3.50		131
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	–	(0.26)	(0.30)	10.42	2.81	5,797	0.70		1.96		3.47		245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	–	(0.11)	(0.18)	10.44	8.40	10,509	0.85		1.59		2.61		246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	–	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Class R5
Six months ended 04/30/20	10.56	0.12	(0.04)	0.08	(0.14)	–	–	(0.14)	10.50	0.83	1	0.55	(d)	1.45	(d)	2.19	(d)	126
Year ended 10/31/19	9.64	0.33	0.89	1.22	(0.12)	–	(0.18)	(0.30)	10.56	12.81	1	0.69		1.60		3.22		177
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	–	(0.07)	(0.30)	9.64	(4.75)	1	0.68		1.73		3.50		131
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	–	(0.26)	(0.30)	10.42	2.81	1	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	–	(0.11)	(0.18)	10.44	8.29	1	0.85		1.30		2.61		246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	–	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Class R6
Six months ended 04/30/20	10.62	0.12	(0.05)	0.07	(0.14)	–	–	(0.14)	10.55	0.73	147	0.55	(d)	1.45	(d)	2.19	(d)	126
Year ended 10/31/19	9.66	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.62	13.21	138	0.69		1.60		3.22		177
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.66	(4.65)	106	0.68		1.73		3.50		131
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	–	(0.26)	(0.30)	10.43	2.91	11	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	–	(0.11)	(0.18)	10.44	8.29	11	0.85		1.30		2.61		246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	–	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $19,569, $1,934, $3,273, $1 and $154 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco World Bond Factor Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco World Bond Factor Fund, formerly Invesco World Bond Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return. Prior to February 28, 2020, the Fund’s objective was total return, comprised of current income and capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

17                      Invesco World Bond Factor Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

18                      Invesco World Bond Factor Fund

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to

19                      Invesco World Bond Factor Fund

terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

N.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 –Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective February 28, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.270%
Over $2 billion	0.250%

Prior to February 28, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.650%
Next $250 million	0.590%
Next $500 million	0.565%
Next $1.5 billion	0.540%
Next $2.5 billion	0.515%
Next $5 billion	0.490%
Over $10 billion	0.465%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective February 28, 2020, the Adviser has contractually agreed, through at least February 28, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to February 28, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $63,744 and reimbursed fund level expenses of $35,647 and reimbursed class level expenses of $22,463, $2,212, $3,789, $0 and $80 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

20                      Invesco World Bond Factor Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $612 in front-end sales commissions from the sale of Class A shares and $0 and $65 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$–	$10,478,462	$–	$10,478,462
U.S. Dollar Denominated Bonds & Notes	–	6,904,899	–	6,904,899
U.S. Treasury Securities	–	5,007,663	–	5,007,663
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	2,855,289	–	2,855,289
Asset-Backed Securities	–	780,276	–	780,276
Money Market Funds	1,841,908	–	–	1,841,908
Total Investments in Securities	1,841,908	26,026,589	–	27,868,497
Other Investments – Assets*
Futures Contracts	47,674	–	–	47,674
Forward Foreign Currency Contracts	–	425,362	–	425,362
Swap Agreements	–	410	–	410
	47,674	425,772	–	473,446
Other Investments – Liabilities*
Futures Contracts	(44,404)	–	–	(44,404)
Forward Foreign Currency Contracts	–	(439,857)	–	(439,857)
	(44,404)	(439,857)	–	(484,261)
Total Other Investments	3,270	(14,085)	–	(10,815)
Total Investments	$1,845,178	$26,012,504	$–	$27,857,682

* Unrealized appreciation (depreciation).

21                      Invesco World Bond Factor Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2020:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$47,674	$47,674
Unrealized appreciation on swap agreements – Centrally Cleared(a)	410	-	-	410
Unrealized appreciation on forward foreign currency contracts outstanding	-	425,362	-	425,362
Total Derivative Assets	410	425,362	47,674	473,446
Derivatives not subject to master netting agreements	(410)	-	(47,674)	(48,084)
Total Derivative Assets subject to master netting agreements	$-	$425,362	$-	$425,362

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(44,404)	$(44,404)
Unrealized depreciation on forward foreign currency contracts outstanding	-	(439,857)	-	(439,857)
Total Derivative Liabilities	-	(439,857)	(44,404)	(484,261)
Derivatives not subject to master netting agreements	-	-	44,404	44,404
Total Derivative Liabilities subject to master netting agreements	$-	$(439,857)	$-	$(439,857)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$34,159	$(7,669)	$26,490	$-	$-	$26,490
BNP Paribas S.A.	-	(106,986)	(106,986)	-	-	(106,986)
Citibank, N.A.	-	(185,814)	(185,814)	-	-	(185,814)
Goldman Sachs International	374,645	(16,728)	357,917	-	-	357,917
J.P. Morgan Chase Bank, N.A.	1,341	-	1,341	-	-	1,341
Morgan Stanley and Co. International PLC	4,429	-	4,429	-	-	4,429
Royal Bank of Canada	10,788	-	10,788	-	-	10,788
UBS	-	(122,660)	(122,660)	-	-	(122,660)
Total	$425,362	$(439,857)	$(14,495)	$-	$-	$(14,495)

Effect of Derivative Investments for the six months ended April 30, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain:
Forward foreign currency contracts	$-	$169,328	$-	$169,328
Futures contracts	-	-	38,080	38,080
Swap agreements	52,772	-	-	52,772

22                      Invesco World Bond Factor Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$(28,342)	$-	$(28,342)
Futures contracts	-	-	(38,202)	(38,202)
Swap agreements	(5,378)	-	-	(5,378)
Total	$47,394	$140,986	$(122)	$188,258

The	table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$16,314,208	$9,194,038	$2,119,208

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $456.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

	Capital Loss Carryforward*
Expiration		Short-Term	Long-Term	Total
Not subject to expiration		$263,777	$193,337	$457,114

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $19,964,604 and $22,303,460, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $9,663,137 and $6,847,354, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$924,994
Aggregate unrealized (depreciation) of investments	(1,283,220)
Net unrealized appreciation (depreciation) of investments	$(358,226)

Cost of investments for tax purposes is $28,215,908.

23                      Invesco World Bond Factor Fund

NOTE 10—Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	434,345	$4,539,665	584,911	$5,884,683
Class C	26,116	271,869	46,470	473,655
Class Y	273,423	2,883,724	273,472	2,788,384
Class R6	2,282	24,027	1,955	19,465
Issued as reinvestment of dividends:
Class A	22,004	228,576	48,462	490,625
Class C	1,390	14,435	3,755	37,627
Class Y	3,694	38,235	6,545	66,323
Class R6	193	2,010	326	3,309
Automatic conversion of Class C shares to Class A shares:
Class A	11,462	120,327	112,403	1,125,357
Class C	(11,484)	(120,327)	(112,520)	(1,125,357)
Reacquired:
Class A	(360,399)	(3,760,557)	(717,490)	(7,194,093)
Class C	(27,550)	(289,067)	(116,856)	(1,160,570)
Class Y	(181,851)	(1,863,853)	(318,308)	(3,238,068)
Class R6	(1,505)	(15,713)	(252)	(2,536)
Net increase (decrease) in share activity	192,120	$2,073,351	(187,127)	$(1,831,196)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

24                      Invesco World Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2,3]	Ending Account Value (04/30/20)	Expenses Paid During Period[2,4]	Annualized Expense Ratio
Class A	$1,000.00	$1,007.20	$3.99	$1,020.89	$4.02	0.80%
Class C	1,000.00	1,003.00	7.72	1,017.16	7.77	1.55
Class Y	1,000.00	1,007.30	2.65	1,022.23	2.66	0.53
Class R5	1,000.00	1,007.30	2.74	1,022.13	2.77	0.55
Class R6	1,000.00	1,007.30	2.74	1,022.13	2.77	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective February 28, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.54%, 1.29%, 0.29%, 0.29% and 0.29% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.69, $6.42, $1.45, $1.45 and $1.45 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.72, $6.47, $1.46, $1.46 and $1.46 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

25                      Invesco World Bond Factor Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Oppenheimer Developing Markets Fund
Nasdaq:
A: ODMAX ∎ C: ODVCX ∎ R: ODVNX ∎ Y: ODVYX ∎ R5: DVMFX ∎ R6: ODVIX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Consolidated Schedule of Investments
9	Consolidated Financial Statements
12	Consolidated Financial Highlights
13	Notes to Consolidated Financial Statements
19	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Oppenheimer Developing Markets Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.88%

Class C Shares	-11.21

Class R Shares	-10.99

Class Y Shares	-10.78

Class R5 Shares	-10.73

Class R6 Shares	-10.70

MSCI Emerging Markets Index▼	-10.50

Source(s): ▼RIMES Technologies Corp.

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Oppenheimer Developing Markets Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (11/18/96)	10.38%
10 Years	2.84
5 Years	0.66
1 Year	-15.57
Class C Shares
Inception (11/18/96)	10.28%
10 Years	2.67
5 Years	1.04
1 Year	-12.19
Class R Shares
Inception (3/1/01)	9.67%
10 Years	3.12
5 Years	1.55
1 Year	-10.89
Class Y Shares
Inception (9/7/05)	7.40%
10 Years	3.71
5 Years	2.06
1 Year	-10.45
Class R5 Shares
10 Years	3.45%
5 Years	1.87
1 Year	-10.40
Class R6 Shares
Inception (12/29/11)	4.62%
5 Years	2.24
1 Year	-10.31

Effective May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Developing Markets Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Oppenheimer Developing Markets Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Oppenheimer Developing Markets Fund

Consolidated Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-94.02%
Argentina–0.10%
MercadoLibre, Inc.(a)	60,148	$35,096,959

Brazil-6.80%
Ambev S.A.	82,325,224	171,678,045
Ambev S.A., ADR	18,559,235	39,902,355
Atacadao S.A.	65,401,283	240,538,748
B3 S.A. - Brasil, Bolsa, Balcao	35,491,560	250,755,942
Itau Unibanco Holding S.A., ADR	77,373,311	325,741,639
Lojas Americanas S.A., Preference Shares(b)	103,455,316	473,338,653
Pagseguro Digital Ltd., Class A(a)(b)	14,814,572	375,253,109
StoneCo Ltd., Class A(a)	4,992,243	131,695,370
Vale S.A., ADR	48,064,598	396,532,934
		2,405,436,795

Chile-0.74%
Falabella S.A.	96,305,161	262,996,487

China-31.90%
Alibaba Group Holding Ltd., ADR(a)	8,974,336	1,818,828,677
Baozun, Inc., ADR(a)(b)	5,720,860	182,152,182
Budweiser Brewing Co. APAC Ltd.(a)(c)	159,868,600	429,837,452
Hansoh Pharmaceutical Group Co. Ltd.(a)(c)	44,816,000	173,173,082
Huazhu Group Ltd., ADR(b)	31,792,241	1,144,838,599
Innovent Biologics, Inc.(a)(c)	43,599,000	214,930,124
Jiangsu Hengrui Medicine Co. Ltd., A Shares(d)	66,599,500	868,097,752
Meituan Dianping, B Shares(a)	35,145,500	466,869,644
OneConnect Financial Technology Co. Ltd., ADR(a)	14,826,915	149,010,496
Pinduoduo, Inc., ADR(a)	2,737,484	129,866,241
Ping An Insurance (Group) Co. of China Ltd., A Shares	30,617,990	318,769,746
Ping An Insurance (Group) Co. of China Ltd., A Shares	35,727,480	371,965,623
Shanghai Junshi Biosciences Co. Ltd., H Shares(a)(c)	3,608,000	17,341,667
Tencent Holdings Ltd.	46,201,958	2,451,157,284
Wuxi Biologics Cayman, Inc.(a)(c)	13,132,000	203,651,998
Yum China Holdings, Inc.(a)(b)	27,626,785	1,338,794,001
ZTO Express Cayman, Inc., ADR(b)	33,756,400	1,004,590,464
		11,283,875,032

Colombia-0.33%
Grupo Aval Acciones y Valores S.A., ADR(b)	27,986,209	117,542,078

Egypt-0.70%
Commercial International Bank Egypt S.A.E.	61,276,036	248,774,781

France-5.66%
Kering S.A.	3,941,694	1,990,640,443
LVMH Moet Hennessy Louis Vuitton SE	32,612	12,613,980
		2,003,254,423

	Shares	Value
Hong Kong-5.25%
AIA Group Ltd.	167,498,400	$1,524,646,186
Hutchison China MediTech Ltd., ADR(a)	1,555,380	33,456,224
Jardine Strategic Holdings Ltd.	13,908,948	299,123,054
		1,857,225,464

India-10.40%
Housing Development Finance Corp. Ltd.	57,603,762	1,451,725,707
Kotak Mahindra Bank Ltd.	56,529,857	1,015,608,607
Oberoi Realty Ltd.(b)	23,051,334	105,568,000
Tata Consultancy Services Ltd.	28,045,020	746,591,715
Zee Entertainment Enterprises Ltd.(b)	171,668,476	360,348,508
		3,679,842,537

Indonesia-0.94%
PT Bank Central Asia Tbk	113,942,600	197,842,468
PT Indocement Tunggal Prakarsa Tbk	103,510,118	80,946,340
PT Semen Indonesia (Persero) Tbk	101,446,200	54,151,779
		332,940,587

Italy-2.01%
Brunello Cucinelli S.p.A.	41,683	1,343,950
Moncler S.p.A.	8,327,687	313,762,770
PRADA S.p.A.	121,844,210	395,187,035
		710,293,755

Mexico-5.12%
Alsea S.A.B. de C.V.(a)(b)	74,445,337	61,376,244
Fomento Economico Mexicano, S.A.B. de C.V., ADR	3,195,036	205,536,666
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(b)	125,903,378	813,740,890
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	12,423,752	124,433,405
Grupo Financiero Inbursa S.A.B. de C.V., Class O	162,551,808	97,796,822
Grupo Mexico S.A.B. de C.V., Class B	238,830,396	509,351,577
		1,812,235,604

Peru-1.62%
Credicorp Ltd.	3,839,771	572,202,674

Philippines-2.27%
Ayala Land, Inc.	445,823,500	272,607,468
SM Investments Corp.	27,604,362	449,667,492
SM Prime Holdings, Inc.	131,567,539	78,510,785
		800,785,745

Russia-9.02%
LUKOIL PJSC, ADR	2,516,360	165,094,029
LUKOIL PJSC, ADR	13,395	864,915
MMC Norilsk Nickel PJSC	322,980	89,237,882
MMC Norilsk Nickel PJSC, ADR	4,358,865	121,276,108
MMC Norilsk Nickel PJSC, ADR	17,958	490,972
Novatek PJSC, GDR(c)	9,391,646	1,320,356,635
Novatek PJSC, GDR(c)	887,231	124,567,232
Polyus PJSC, GDR(c)	1,319,684	108,057,046
Sberbank of Russia PJSC	268,141,297	713,920,304

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                      Invesco Oppenheimer Developing Markets Fund

	Shares	Value
Russia-(continued)
Yandex N.V., Class A(a)	14,495,778	$547,650,493
		3,191,515,616

South Africa-1.37%
FirstRand Ltd.	221,099,934	483,358,261

South Korea-2.35%
Amorepacific Corp.	1,173,561	169,576,955
Amorepacific Group	1,553,220	73,735,510
Samsung Biologics Co. Ltd.(a)(c)	1,227,584	587,165,918
		830,478,383

Taiwan-6.27%
Taiwan Semiconductor Manufacturing Co. Ltd.	220,712,429	2,218,042,417

Turkey-1.17%
Akbank T.A.S.(a)	226,470,915	188,761,523
Anadolu Efes Biracilik ve Malt Sanayii A.S.	23,517,348	61,899,803
BIM Birlesik Magazalar A.S.	6,106,116	48,377,577
Turkiye Garanti Bankasi A.S.(a)	98,487,286	116,047,881
		415,086,784
Total Common Stocks & Other Equity Interests (Cost $26,857,875,452)		33,260,984,382

Preferred Stocks-2.66%
China-0.82%
Xiaoju Kuaizhi, Inc., 0.00%, Series A-15, Pfd.(e)	2,083,333	106,108,525

	Shares	Value
China-(continued)
Xiaoju Kuaizhi, Inc., 0.00%, Series A-18, Pfd.(e)	2,615,945	$133,235,572
Xiaoju Kuaizhi, Inc., 0.00%, Series B-2, Pfd.(e)	981,699	49,999,992
		289,344,089

India-0.02%
Zee Entertainment Enterprises Ltd., 6.00%, Pfd.(b)	189,591,305	8,003,255

Singapore-1.82%
Grab Holdings, Inc., 0.00%, H Shares, Pfd.(b)(e)	104,679,791	645,131,084
Total Preferred Stocks (Cost $899,971,886)		942,478,428

Money Market Funds-2.17%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(b)(f) (Cost $767,059,391)	767,059,391	767,059,391
TOTAL INVESTMENTS IN SECURITIES-98.85% (Cost $28,524,906,729)		34,970,522,201
OTHER ASSETS LESS LIABILITIES-1.15%		407,648,437
NET ASSETS-100.00%		$35,378,170,638

Investment Abbreviations:

ADR	- American Depositary Receipt
CPO	- Certificates of Ordinary Participation
GDR	- Global Depositary Receipt
Pfd.	- Preferred

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,501,595,497	$3,763,259,850	$(4,497,795,956)	$-	$-	$767,059,391	$8,661,866

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                      Invesco Oppenheimer Developing Markets Fund

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2020	Dividend Income
Investments in Other Affiliates:
Alsea S.A.B. de C.V.	$193,240,941	$5,521,263	$-	$(137,385,960)	$-	$61,376,244	$-
Anadolu Efes Biracilik ve Malt Sanayii A.S.**	128,567,363	4,727,846	(42,394,979)	134,063,731	(163,064,157)	61,899,803	-
Baozun, Inc.	241,078,779	7,416,302	-	(66,342,899)	-	182,152,182	-
Fomento Economico Mexicano, S.A.B. de C.V.	1,009,477,384	111,849,755	-	(307,586,249)	-	813,740,890	7,763,048
Grab Holdings, Inc.	645,131,084	-	-	-	-	645,131,084	-
Grupo Aval Acciones y Valores S.A., ADR	220,856,663	7,213,572	-	(110,528,157)	-	117,542,078	3,748,272
Huazhu Group Ltd.	1,118,036,315	72,584,872	-	(45,782,588)	-	1,144,838,599	9,759,250
Lojas Americanas S.A.	541,879,779	8,859,382	(55,274,478)	(40,423,238)	18,297,208	473,338,653	4,135,626
Oberoi Realty Ltd.	108,235,485	45,598,449	-	(48,265,934)	-	105,568,000	-
Pagseguro Digital Ltd., Class A	-	448,605,648	-	(73,352,539)	-	375,253,109	-
Sinopharm Group Co. Ltd., H Shares*	279,213,655	-	(233,882,460)	(46,979,079)	1,647,884	-	-
Xiaoju Kuaizhi, Inc.**	49,999,992	-	-	-	-	49,999,992	-
Xiaoju Kuaizhi, Inc.**	133,235,572	-	-	-	-	133,235,572	-
Xiaoju Kuaizhi, Inc.**	106,108,525	-	-	-	-	106,108,525	-
Yum China Holdings, Inc.	987,159,825	192,953,211	-	158,680,965	-	1,338,794,001	5,832,314
Zee Entertainment Enterprises Ltd.	580,244,394	58,237,482	-	(278,133,368)	-	360,348,508	-
Zee Entertainment Enterprises Ltd., Pfd.	13,498,561	-	-	(5,495,306)	-	8,003,255	897,006
ZTO Express Cayman, Inc.	612,915,314	133,522,441	-	258,152,709	-	1,004,590,464	9,789,356
Total	$8,470,475,128	$4,860,350,073	$(4,829,347,873)	$(609,377,912)	$(143,119,065)	$7,748,980,350	$50,586,738

*	At April 30, 2020, this security was no longer held.
**	As of April 30, 2020, this security was not considered as an affiliate of the Fund.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $3,179,081,154, which represented 8.99% of the Fund’s Net Assets.

(d)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Consumer Discretionary	27.03%
Financials	22.60
Information Technology	10.23
Communication Services	9.52
Consumer Staples	6.37
Health Care	5.93
Industrials	5.31
Energy	4.55
Materials	3.85
Other Sectors, Each Less than 2% of Net Assets	1.29
Money Market Funds Plus Other Assets Less Liabilities	3.32

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                      Invesco Oppenheimer Developing Markets Fund

Consolidated Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $22,025,394,855)	$28,217,916,827

Investments in affiliates, at value (Cost $6,499,511,874)	6,752,605,374

Cash	100,549,739

Foreign currencies, at value (Cost $187,554,141)	186,805,739
Receivable for:
Investments sold	165,298,667
Fund shares sold	35,165,182
Dividends	51,807,334
Investment for trustee deferred compensation and retirement plans	1,235,301
Other assets	286,503
Total assets	35,511,670,666

Liabilities:
Payable for:
Investments purchased	25,889,535
Fund shares reacquired	57,940,067
Accrued foreign taxes	23,695,262
Accrued fees to affiliates	10,718,744
Accrued trustees’ and officers’ fees and benefits	151,021
Accrued other operating expenses	13,870,098
Trustee deferred compensation and retirement plans	1,235,301
Total liabilities	133,500,028
Net assets applicable to shares outstanding	$35,378,170,638

Net assets consist of:
Shares of beneficial interest	$29,481,385,564
Distributable earnings	5,896,785,074
$35,378,170,638

Net Assets:

Class A	$3,867,752,620
Class C	$280,269,972
Class R	$368,440,129
Class Y	$16,137,150,254
Class R5	$11,782,890
Class R6	$14,712,774,773

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	100,115,108
Class C	7,866,675
Class R	9,943,911
Class Y	424,032,295
Class R5	305,339
Class R6	386,568,602
Class A:
Net asset value per share	$38.63
Maximum offering price per share (Net asset value of $38.63 ÷ 94.50%)	$40.88
Class C:
Net asset value and offering price per share	$35.63
Class R:
Net asset value and offering price per share	$37.05
Class Y:
Net asset value and offering price per share	$38.06
Class R5:
Net asset value and offering price per share	$38.59
Class R6:
Net asset value and offering price per share	$38.06

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                      Invesco Oppenheimer Developing Markets Fund

Consolidated Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $17,703,347)	$181,165,110

Dividends from affiliates	50,586,738

Interest	258,476

Total investment income	232,010,324

Expenses:

Advisory fees	152,761,381

Administrative services fees	2,896,182

Custodian fees	9,389,558

Distribution fees:

Class A	5,640,221

Class C	1,794,785

Class R	1,084,372

Transfer agent fees – A, C, R and Y	18,696,372

Transfer agent fees – R5	700

Transfer agent fees – R6	248,303

Trustees’ and officers’ fees and benefits	20,064

Registration and filing fees	148,922

Reports to shareholders	1,420,241

Professional services fees	84,579

Other	(445,027)

Total expenses	193,740,653

Less: Fees waived and/or expense offset arrangement(s)	(658,625)

Net expenses	193,082,028

Net investment income	38,928,296

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Investment securities (net of foreign taxes of $1,299,920)	(448,022,338)

Foreign currencies	(13,108,591)

(461,130,929)

Change in net unrealized appreciation (depreciation) of:

Investment securities (net of foreign taxes of $59,246,315)	(4,181,731,680)

Foreign currencies	88,257,906

(4,093,473,774)

Net realized and unrealized gain (loss)	(4,554,604,703)

Net increase (decrease) in net assets resulting from operations	$(4,515,676,407)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                      Invesco Oppenheimer Developing Markets Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2020, period ended October 31, 2019, and the year ended August 31, 2019

(Unaudited)

	Six Months Ended April 30, 2020	Two Months Ended October 31, 2019	Year Ended August 31, 2019

Operations:

Net investment income	$38,928,296	$72,964,536	$230,984,022

Net realized gain (loss)	(461,130,929)	59,264,153	1,234,191,933

Change in net unrealized appreciation (depreciation)	(4,093,473,774)	2,016,689,517	(1,199,513,033)

Net increase (decrease) in net assets resulting from operations	(4,515,676,407)	2,148,918,206	265,662,922

Distributions to shareholders from distributable earnings:

Class A	(105,565,232)	–	(12,939,870)

Class C	(8,285,253)	–	–

Class R	(9,707,033)	–	–

Class Y	(489,453,379)	–	(100,145,148)

Class R5	(165,471)	–	–

Class R6	(464,803,857)	–	(107,242,383)

Total distributions from distributable earnings	(1,077,980,225)	–	(220,327,401)

Share transactions–net:

Class A	(404,192,971)	(52,265,503)	(574,327,685)

Class C	(75,583,027)	(112,129,919)	(335,015,124)

Class R	(47,923,325)	(22,227,042)	(112,086,207)

Class Y	(596,449,864)	(169,911,527)	612,900,938

Class R5	6,882,502	5,798,094	10,025

Class R6	(122,807,463)	13,512,830	2,187,851,902

Net increase (decrease) in net assets resulting from share transactions	(1,240,074,148)	(337,223,067)	1,779,333,849

Net increase (decrease) in net assets	(6,833,730,780)	1,811,695,139	1,824,669,370

Net assets:

Beginning of period	42,211,901,418	40,400,206,279	38,575,536,909

End of period	$35,378,170,638	$42,211,901,418	$40,400,206,279

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                      Invesco Oppenheimer Developing Markets Fund

Consolidated Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/20	$44.28	$(0.02)	$(4.65)	$(4.67)	$(0.11)	$(0.87)	$(0.98)	$38.63	(10.88)%	$3,867,753	1.23	%(e)	1.23	%(e)	(0.08	)%(e)	17%
Two months ended 10/31/19	42.05	0.06	2.17	2.23	–	–	–	44.28	5.30	4,881,008	1.24	(f)	1.24	(f)	0.80	(f)	7
Year ended 08/31/19	42.01	0.14	0.01	0.15	(0.11)	–	(0.11)	42.05	0.34	4,686,134	1.27		1.27		0.34		28
Year ended 08/31/18	41.49	0.06	0.59	0.65	(0.13)	–	(0.13)	42.01	1.59	5,277,791	1.29		1.29		0.13		36
Year ended 08/31/17	33.45	0.13	7.98	8.11	(0.07)	–	(0.07)	41.49	24.32	6,350,957	1.32		1.32		0.37		33
Year ended 08/31/16	30.06	0.12	3.40	3.52	(0.13)	–	(0.13)	33.45	11.74	6,574,857	1.32		1.32		0.38		18
Year ended 08/31/15	41.30	0.17	(10.71)	(10.54)	(0.10)	(0.60)	(0.70)	30.06	(25.84)	7,679,026	1.31		1.31		0.47		36
Class C
Six months ended 04/30/20	40.96	(0.16)	(4.30)	(4.46)	–	(0.87)	(0.87)	35.63	(11.21)	280,270	1.98	(e)	1.98	(e)	(0.83	)(e)	17
Two months ended 10/31/19	38.95	–	2.01	2.01	–	–	–	40.96	5.16	403,027	2.00	(f)	2.00	(f)	0.03	(f)	7
Year ended 08/31/19	39.10	(0.16)	0.01	(0.15)	–	–	–	38.95	0.41	493,169	2.02		2.02		(0.42)		28
Year ended 08/31/18	38.79	(0.25)	0.56	0.31	–	–	–	39.10	0.80	826,481	2.05		2.05		(0.62)		36
Year ended 08/31/17	31.44	(0.13)	7.48	7.35	–	–	–	38.79	23.38	973,031	2.07		2.07		(0.39)		33
Year ended 08/31/16	28.35	(0.11)	3.20	3.09	–	–	–	31.44	10.90	1,046,894	2.07		2.07		(0.39)		18
Year ended 08/31/15	39.17	(0.10)	(10.12)	(10.22)	–	(0.60)	(0.60)	28.35	(26.39)	1,311,171	2.06		2.06		(0.29)		36
Class R
Six months ended 04/30/20	42.48	(0.07)	(4.46)	(4.53)	(0.03)	(0.87)	(0.90)	37.05	(10.99)	368,440	1.48	(e)	1.48	(e)	(0.33	)(e)	17
Two months ended 10/31/19	40.36	0.04	2.08	2.12	–	–	–	42.48	5.25	472,840	1.50	(f)	1.50	(f)	0.54	(f)	7
Year ended 08/31/19	40.32	0.03	0.01	0.04	–	–	–	40.36	0.10	471,206	1.52		1.52		0.08		28
Year ended 08/31/18	39.84	(0.05)	0.58	0.53	(0.05)	–	(0.05)	40.32	1.32	585,385	1.55		1.55		(0.12)		36
Year ended 08/31/17	32.13	0.05	7.66	7.71	–	–	–	39.84	24.01	680,861	1.57		1.57		0.14		33
Year ended 08/31/16	28.88	0.04	3.27	3.31	(0.06)	–	(0.06)	32.13	11.47	634,007	1.57		1.57		0.14		18
Year ended 08/31/15	39.74	0.08	(10.30)	(10.22)	(0.04)	(0.60)	(0.64)	28.88	(26.03)	657,581	1.56		1.56		0.23		36
Class Y
Six months ended 04/30/20	43.70	0.04	(4.57)	(4.53)	(0.24)	(0.87)	(1.11)	38.06	(10.75)	16,137,150	0.98	(e)	0.98	(e)	0.17	(e)	17
Two months ended 10/31/19	41.49	0.07	2.14	2.21	–	–	–	43.70	5.33	19,342,101	1.00	(f)	1.00	(f)	1.04	(f)	7
Year ended 08/31/19	41.48	0.24	0.00	0.24	(0.23)	–	(0.23)	41.49	0.61	18,525,445	1.02		1.02		0.59		28
Year ended 08/31/18	40.98	0.16	0.59	0.75	(0.25)	–	(0.25)	41.48	1.82	17,898,340	1.05		1.05		0.38		36
Year ended 08/31/17	33.06	0.24	7.85	8.09	(0.17)	–	(0.17)	40.98	24.61	17,496,988	1.07		1.07		0.67		33
Year ended 08/31/16	29.73	0.19	3.36	3.55	(0.22)	–	(0.22)	33.06	12.04	13,551,480	1.07		1.07		0.62		18
Year ended 08/31/15	40.88	0.26	(10.59)	(10.33)	(0.22)	(0.60)	(0.82)	29.73	(25.66)	15,358,492	1.06		1.06		0.74		36
Class R5
Six months ended 04/30/20	44.33	0.06	(4.63)	(4.57)	(0.30)	(0.87)	(1.17)	38.59	(10.70)	11,783	0.83	(e)	0.83	(e)	0.32	(e)	17
Two months ended 10/31/19	42.08	0.08	2.17	2.25	–	–	–	44.33	5.35	6,006	0.88	(f)	0.88	(f)	1.16	(f)	7
Period ended 08/31/19(g)	41.26	0.09	0.73	0.82	–	–	–	42.08	1.99	10	0.87		0.87		0.74		28
Class R6
Six months ended 04/30/20	43.75	0.07	(4.57)	(4.50)	(0.32)	(0.87)	(1.19)	38.06	(10.70)	14,712,775	0.82	(e)	0.82	(e)	0.33	(e)	17
Two months ended 10/31/19	41.52	0.09	2.14	2.23	–	–	–	43.75	5.37	17,106,921	0.83	(f)	0.83	(f)	1.21	(f)	7
Year ended 08/31/19	41.52	0.31	(0.01)	0.30	(0.30)	–	(0.30)	41.52	0.77	16,224,242	0.86		0.86		0.75		28
Year ended 08/31/18	41.01	0.23	0.59	0.82	(0.31)	–	(0.31)	41.52	2.00	13,987,540	0.87		0.87		0.55		36
Year ended 08/31/17	33.09	0.31	7.84	8.15	(0.23)	–	(0.23)	41.01	24.84	11,559,582	0.88		0.88		0.87		33
Year ended 08/31/16	29.77	0.26	3.36	3.62	(0.30)	–	(0.30)	33.09	12.22	7,861,500	0.88		0.88		0.87		18
Year ended 08/31/15	40.94	0.34	(10.61)	(10.27)	(0.30)	(0.60)	(0.90)	29.77	(25.50)	6,201,064	0.87		0.87		0.95		36

(a)	Calculated using average of Units outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended August 31, 2019, 2018, 2017, 2016 and 2015, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $4,570,129, $360,929, $436,132, $18,686,620, $8,995 and $16,565,661 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                      Invesco Oppenheimer Developing Markets Fund

Notes to Consolidated Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer Developing Markets Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek long term capital appreciation by investing primarily in companies established or operating in the People’s Republic of China through investments in the China A Shares Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of Delaware. The Fund may invest up to 10% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

    A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

    Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

    Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

    Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

13                      Invesco Oppenheimer Developing Markets Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

    The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

14                      Invesco Oppenheimer Developing Markets Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Other Risks - The Fund invest in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
Up to $250 million	1.000%
Next $250 million	0.950%
Next $500 million	0.900%
Next $6 billion	0.850%
Next $3 billion	0.800%
Next $20 billion	0.750%
Next $15 billion	0.740%
Over $45 billion	0.730%

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.77%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.29%, 2.05%, 1.55%, 1.05%, 0.92%, and 0.87% , respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $639,991.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

15                      Invesco Oppenheimer Developing Markets Fund

shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $41,785 in front-end sales commissions from the sale of Class A shares and $3,086 and $2,927 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$35,096,959	$–	$–	$35,096,959
Brazil	2,405,436,795	–	–	2,405,436,795
Chile	262,996,487	–	–	262,996,487
China	5,768,080,660	5,515,794,372	289,344,089	11,573,219,121
Colombia	117,542,078	–	–	117,542,078
Egypt	–	248,774,781	–	248,774,781
France	–	2,003,254,423	–	2,003,254,423
Hong Kong	33,456,224	1,823,769,240	–	1,857,225,464
India	8,003,255	3,679,842,537	–	3,687,845,792
Indonesia	–	332,940,587	–	332,940,587
Italy	–	710,293,755	–	710,293,755
Mexico	1,812,235,604	–	–	1,812,235,604
Peru	572,202,674	–	–	572,202,674
Philippines	–	800,785,745	–	800,785,745
Russia	870,868,540	2,320,647,076	–	3,191,515,616
Singapore	–	–	645,131,084	645,131,084
South Africa	–	483,358,261	–	483,358,261
South Korea	–	830,478,383	–	830,478,383
Taiwan	–	2,218,042,417	–	2,218,042,417
Turkey	–	415,086,784	–	415,086,784
Money Market Funds	767,059,391	–	–	767,059,391
Total Investments	$12,652,978,667	$21,383,068,361	$934,475,173	$34,970,522,201

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended April 30, 2020:

	Value 10/31/2019	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 04/30/2020
Preferred Stocks	$934,475,173	$-	$-	$-	$-	$-	$-	$-	$934,475,173
Total	$934,475,173	$-	$-	$-	$-	$-	$-	$-	$934,475,173

16                      Invesco Oppenheimer Developing Markets Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 04/30/20	Valuation Technique	Unobservable Inputs	Range of Unobservable	Unobservable Input Used
Preferred Stocks
Grab Holdings, Inc., H Shares, Preference	$645,131,084	Recent Transaction Price	Recent Transaction Price	N/A	$6.1629/share	(a)

(a)

The Fund fair values certain preferred stocks at the most recent transaction price. The Adviser periodically reviews the consolidated financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $18,634.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $6,486,982,216 and $7,974,646,533, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,690,916,666
Aggregate unrealized (depreciation) of investments	(4,358,541,600)
Net unrealized appreciation of investments	$6,332,375,066

    Cost of investments for tax purposes is $28,638,147,135.

NOTE 9–Share Information

			Summary of Share Activity
	Six months ended April 30, 2020(a)		Two Months Ended October 31, 2019		Year ended August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	7,307,086	$304,469,154	1,825,541	$78,189,194	19,826,241	$825,875,316
Class C	165,129	6,460,111	42,339	1,686,182	427,864	16,283,254
Class R	451,933	17,980,605	165,097	6,794,664	1,255,509	49,307,965
Class Y	60,870,176	2,503,901,897	13,070,841	554,206,095	-	5,519,609,533
Class R5(b)	192,839	7,839,502	137,470	5,894,681	243	10,025
Class R6	52,584,682	2,120,304,877	12,996,571	553,795,087	128,840,618	5,206,191,344

17                      Invesco Oppenheimer Developing Markets Fund

			Summary of Share Activity
	Six months ended April 30, 2020(a)		Two Months Ended October 31, 2019		Year ended August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	2,039,333	$92,952,813	-	$-	298,774	$12,007,718
Class C	179,390	7,561,278	-	-	-	-
Class R	221,370	9,684,930	-	-	-	-
Class Y	9,320,943	418,044,321	-	-	-	-
Class R5(b)	3,634	165,186	-	-	-	-
Class R6	7,845,713	351,723,324	-	-	2,119,944	83,865,017

Automatic conversion of Class C shares to Class A shares:
Class A	993,088	42,142,907	2,227,969	95,635,429	-	-
Class C	(1,075,222)	(42,142,907)	(2,407,197)	(95,635,429)	-	-

Reacquired:
Class A	(20,452,379)	(843,757,845)	(5,261,666)	(226,090,126)	(34,310,616)	(1,412,210,719)
Class C	(1,242,770)	(47,461,509)	(458,192)	(18,180,672)	(8,902,854)	(351,298,378)
Class R	(1,859,770)	(75,588,860)	(709,539)	(29,021,706)	(4,100,083)	(161,394,172)
Class Y	(88,726,970)	(3,518,396,082)	(17,041,075)	(724,117,622)	(124,202,065)	(4,997,394,451)
Class R5(b)	(26,594)	(1,122,186)	(2,253)	(96,587)	-	-
Class R6	(64,865,844)	(2,594,835,664)	(12,741,196)	(540,282,257)	(77,134,317)	(3,102,204,459)
Net increase (decrease) in share activity	(36,074,233)	$(1,240,074,148)	(8,155,290)	$(337,223,067)	43,350,161	$1,779,333,849

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Developing Markets Fund to Invesco Developing Markets Fund.

    In addition, the principal investment strategy of the Fund changed from investing at least 80% of its net assets in securities of issuers in developing countries to investing in securities of issuers in emerging markets countries.

18                      Invesco Oppenheimer Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$891.20	$5.78	$1,018.75	$6.17	1.23%
Class C	1,000.00	887.90	9.29	1,015.02	9.92	1.98
Class R	1,000.00	890.10	6.96	1,017.50	7.42	1.48
Class Y	1,000.00	892.20	4.61	1,019.99	4.92	0.98
Class R5	1,000.00	892.70	3.91	1,020.74	4.17	0.83
Class R6	1,000.00	893.00	3.86	1,020.79	4.12	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

19                      Invesco Oppenheimer Developing Markets Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DVM-SAR-1

Semiannual Report to Shareholders	April 30, 2020

Invesco Oppenheimer Discovery Mid Cap Growth Fund
Nasdaq:
A: OEGAX ∎ C: OEGCX ∎ R:OEGNX ∎ Y: OEGYX ∎ R5: DMCFX ∎ R6: OEGIX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
18	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance. Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Fund Performance

Performance summary

  Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.67%

Class C Shares	0.37

Class R Shares	0.57

Class Y Shares	0.83

Class R5 Shares	0.90

Class R6 Shares	0.90

Russell Midcap Growth Index▼	-1.78

Source(s): ▼RIMES Technologies Corp.

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

3                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges
Class A Shares
Inception (11/1/00)	7.01%
10 Years	11.94
5 Years	8.74
1 Year	0.30
Class C Shares
Inception (11/1/00)	6.89%
10 Years	11.72
5 Years	9.15
1 Year	4.33
Class R Shares
Inception (3/1/01)	8.20%
10 Years	12.29
5 Years	9.69
1 Year	5.83
Class Y Shares
Inception (11/1/00)	7.79%
10 Years	12.95
5 Years	10.24
1 Year	6.42
Class R5 Shares
10 Years	12.62%
5 Years	10.06
1 Year	6.51
Class R6 Shares
Inception (2/28/13)	12.80%
5 Years	10.44
1 Year	6.57

Effective May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Mid Cap Growth Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sale charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the

Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-97.45%
Alternative Carriers-0.46%
Cogent Communications Holdings, Inc.	238,668	$20,007,538

Apparel Retail-0.97%
Burlington Stores, Inc.(b)	228,048	41,662,089

Apparel, Accessories & Luxury Goods-1.75%
lululemon athletica, inc.(b)	336,933	75,297,787

Application Software-13.05%
Alteryx, Inc., Class A(b)	203,525	23,034,959
ANSYS, Inc.(b)	178,078	46,626,163
Atlassian Corp. PLC, Class A(b)	469,340	72,977,677
Coupa Software, Inc.(b)	274,771	48,384,425
DocuSign, Inc.(b)	282,581	29,600,360
Paycom Software, Inc.(b)	97,017	25,323,377
RingCentral, Inc., Class A(b)	442,683	101,166,346
Splunk, Inc.(b)	448,107	62,896,299
Synopsys, Inc.(b)	638,125	100,262,200
Trade Desk, Inc. (The), Class A(b)	177,098	51,815,333
		562,087,139

Asset Management & Custody Banks-0.74%
KKR & Co., Inc., Class A	1,259,857	31,760,995

Automotive Retail-1.16%
O’Reilly Automotive, Inc.(b)	129,767	50,134,183

Biotechnology-1.48%
Alnylam Pharmaceuticals, Inc.(b)	213,905	28,171,289
Seattle Genetics, Inc.(b)	259,615	35,626,966
		63,798,255

Building Products-0.25%
Trex Co., Inc.(b)	113,699	10,826,419

Cable & Satellite-1.73%
Cable One, Inc.	38,844	74,303,134

Communications Equipment-0.37%
Motorola Solutions, Inc.	109,867	15,799,973

Construction Materials-0.61%
Martin Marietta Materials, Inc.	137,417	26,140,836

Consumer Electronics-0.74%
Garmin Ltd.	395,163	32,071,429

Data Processing & Outsourced Services-2.78%
Black Knight, Inc.(b)	403,534	28,477,394
Euronet Worldwide, Inc.(b)	258,889	23,755,655
Global Payments, Inc.	407,436	67,642,525
		119,875,574

Distributors-1.98%
Pool Corp.	402,448	85,182,144

Diversified Support Services-2.18%
Cintas Corp.	168,292	37,332,214

	Shares	Value
Diversified Support Services-(continued)
Copart, Inc.(b)	705,541	$56,520,890
		93,853,104
Education Services-0.73%
Bright Horizons Family Solutions, Inc.(b)	269,645	31,400,160

Electrical Components & Equipment-1.16%
AMETEK, Inc.	596,013	49,987,610

Electronic Equipment & Instruments-0.89%
Keysight Technologies, Inc.(b)	397,888	38,503,622

Environmental & Facilities Services-1.96%
Republic Services, Inc.	786,045	61,578,765
Waste Connections, Inc.	266,922	22,931,269
		84,510,034

Fertilizers & Agricultural Chemicals-0.93%
FMC Corp.	434,415	39,922,738

Financial Exchanges & Data-4.18%
MarketAxess Holdings, Inc.	113,447	51,619,519
MSCI, Inc.	283,736	92,781,998
Tradeweb Markets, Inc., Class A	681,485	35,546,258
		179,947,775

Health Care Equipment-11.14%
DexCom, Inc.(b)	369,968	124,013,274
Edwards Lifesciences Corp.(b)	226,152	49,188,060
IDEXX Laboratories, Inc.(b)	124,147	34,463,207
Masimo Corp.(b)	383,849	82,109,139
Novocure Ltd.(b)	272,551	17,933,856
ResMed, Inc.	377,355	58,610,779
STERIS PLC	399,372	56,910,510
Teleflex, Inc.	168,330	56,457,882
		479,686,707

Health Care Supplies-1.64%
West Pharmaceutical Services, Inc.	374,364	70,852,131

Health Care Technology-1.27%
Veeva Systems, Inc., Class A(b)	286,129	54,593,413

Homebuilding-0.92%
D.R. Horton, Inc.	841,783	39,748,993

Household Products-0.66%
Clorox Co. (The)	153,010	28,527,184

Industrial Conglomerates-2.80%
Carlisle Cos., Inc.	303,537	36,715,835
Roper Technologies, Inc.	246,219	83,968,066
		120,683,901

Industrial Machinery-0.98%
IDEX Corp.	274,667	42,197,091

Insurance Brokers-0.96%
Arthur J. Gallagher & Co.	527,423	41,402,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

	Shares	Value
Interactive Home Entertainment-0.62%
Zynga, Inc., Class A(b)	3,542,755	$26,712,373

Internet & Direct Marketing Retail-0.45%
Chewy, Inc., Class A(b)	447,001	19,328,323

Internet Services & Infrastructure-0.98%
Twilio, Inc., Class A(b)	376,310	42,259,613

Investment Banking & Brokerage-0.76%
LPL Financial Holdings, Inc.	545,908	32,874,580

IT Consulting & Other Services-3.49%
Booz Allen Hamilton Holding Corp.	832,173	61,114,785
CACI International, Inc., Class A(b)	169,269	42,340,947
EPAM Systems, Inc.(b)	211,611	46,742,754
		150,198,486

Life Sciences Tools & Services-2.32%
Bio-Rad Laboratories, Inc., Class A(b)	108,012	47,536,081
ICON PLC (Ireland)(b)	326,625	52,413,514
		99,949,595

Managed Health Care-1.18%
Centene Corp.(b)	766,370	51,024,915

Metal & Glass Containers-0.65%
Ball Corp.	425,192	27,888,343

Office REITs-0.97%
Alexandria Real Estate Equities, Inc.	266,291	41,831,653

Packaged Foods & Meats-1.77%
Hershey Co. (The)	219,354	29,049,050
McCormick & Co., Inc.	302,071	47,376,816
		76,425,866

Paper Packaging-0.64%
Avery Dennison Corp.	248,277	27,407,298

Pharmaceuticals-0.60%
Catalent, Inc.(b)	373,027	25,794,817

Railroads-1.14%
Kansas City Southern	376,676	49,175,052

Real Estate Services-0.50%
CBRE Group, Inc., Class A(b)	503,730	21,625,129

Regional Banks-1.28%
First Republic Bank	530,105	55,284,650

Research & Consulting Services-4.81%
CoStar Group, Inc.(b)	148,733	96,417,655

	Shares	Value
Research & Consulting Services-(continued)
IHS Markit Ltd.	673,494	$45,326,146
TransUnion	828,158	65,250,569
		206,994,370

Restaurants-2.33%
Chipotle Mexican Grill, Inc.(b)	81,386	71,501,670
Domino’s Pizza, Inc.	80,179	29,019,186
		100,520,856

Semiconductor Equipment-3.69%
KLA Corp.	423,828	69,545,937
Lam Research Corp.	262,923	67,118,983
MKS Instruments, Inc.	222,108	22,261,885
		158,926,805

Semiconductors-3.85%
Advanced Micro Devices, Inc.(b)	1,379,450	72,269,386
Marvell Technology Group Ltd.	789,556	21,112,727
Monolithic Power Systems, Inc.	361,880	72,343,431
		165,725,544

Specialized REITs-1.64%
SBA Communications Corp., Class A	244,172	70,790,346

Systems Software-0.72%
Crowdstrike Holdings, Inc., Class A(b)	456,901	30,913,922

Technology Distributors-1.59%
CDW Corp.	617,142	68,379,334

Trucking-1.00%
Old Dominion Freight Line, Inc.	295,206	42,890,480
Total Common Stocks & Other Equity Interests (Cost $3,445,273,558)		4,197,687,013

Money Market Funds-2.36%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(c)(d)	26,271,311	26,271,311
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%(c)(d)	45,433,956	45,461,216
Invesco Treasury Portfolio, Institutional Class, 0.10%(c)(d)	30,024,356	30,024,356
Total Money Market Funds (Cost $101,739,956)		101,756,883
TOTAL INVESTMENTS IN SECURITIES-99.81% (Cost $3,547,013,514)		4,299,443,896
OTHER ASSETS LESS LIABILITIES-0.19%		8,025,145
NET ASSETS-100.00%		$4,307,469,041

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$29,853,080	$364,787,852	$(368,369,621)	$-	$-	$26,271,311	$189,102
Invesco Liquid Assets Portfolio, Institutional Class	-	76,212,757	(30,776,394)	16,926	7,927	45,461,216	14,295
Invesco Treasury Portfolio, Institutional Class	-	83,838,200	(53,813,844)	-	-	30,024,356	4,288
Total	$29,853,080	$524,838,809	$(452,959,859)	$16,926	$7,927	$101,756,883	$207,685

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Information Technology	31.40%
Health Care	19.63
Industrials	16.28
Consumer Discretionary	11.03
Financials	7.92
Real Estate	3.12
Materials	2.82
Communication Services	2.81
Consumer Staples	2.44
Money Market Funds Plus Other Assets Less Liabilities	2.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:

Investments in securities, at value (Cost $3,445,273,558)	$4,197,687,013
Investments in affiliated money market funds, at value (Cost $101,739,956)	101,756,883
Receivable for:
Investments sold	9,653,545
Fund shares sold	6,385,751
Dividends	313,899
Investment for trustee deferred compensation and retirement plans	542,787
Other assets	198,106
Total assets	4,316,537,984

Liabilities:
Payable for:
Investments purchased	1,485,166
Fund shares reacquired	3,241,591
Amount due custodian	921
Accrued fees to affiliates	1,324,608
Accrued trustees’ and officers’ fees and benefits	4,417
Accrued other operating expenses	2,407,397
Trustee deferred compensation and retirement plans	604,843
Total liabilities	9,068,943
Net assets applicable to shares outstanding	$4,307,469,041

Net assets consist of:
Shares of beneficial interest	$3,606,867,237
Distributable earnings	700,601,804
$4,307,469,041

Net Assets:

Class A	$3,086,352,675
Class C	$168,273,315
Class R	$98,708,545
Class Y	$404,937,874
Class R5	$91,165,784
Class R6	$458,030,848

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	144,497,107
Class C	10,040,721
Class R	5,017,876
Class Y	16,596,162
Class R5	4,251,838
Class R6	18,453,431
Class A:
Net asset value per share	$21.36
Maximum offering price per share
(Net asset value of $21.36 ÷ 94.50%)	$22.60
Class C:
Net asset value and offering price per share	$16.76
Class R:
Net asset value and offering price per share	$19.67
Class Y:
Net asset value and offering price per share	$24.40
Class R5:
Net asset value and offering price per share	$21.44
Class R6:
Net asset value and offering price per share	$24.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $15,356)	$6,057,156

Dividends from affiliated money market funds	207,685

Total investment income	6,264,841

Expenses:

Advisory fees	5,538,161

Administrative services fees	127,876

Custodian fees	3,770

Distribution fees:

Class A	1,066,997

Class C	694,686

Class R	194,452

Transfer agent fees – A, C, R and Y	1,466,467

Transfer agent fees – R5	2,478

Transfer agent fees – R6	5,431

Trustees’ and officers’ fees and benefits	2,584

Registration and filing fees	23,165

Reports to shareholders	62,676

Professional services fees	20,026

Other	39,974

Total expenses	9,248,743

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(44,292)

Net expenses	9,204,451

Net investment income (loss)	(2,939,610)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from investment securities (includes net gains (losses) from securities sold to affiliates of $(269,985))	(39,408,421)

Change in net unrealized appreciation of investment securities	82,325,753

Net realized and unrealized gain	42,917,332

Net increase in net assets resulting from operations	$39,977,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020 and the year ended October 31, 2019

(Unaudited)

	April 30, 2020	October 31, 2019

Operations:

Net investment income (loss)	$(2,939,610)	$(4,734,168)

Net realized gain (loss)	(39,408,421)	67,449,498

Change in net unrealized appreciation	82,325,753	206,159,585

Net increase in net assets resulting from operations	39,977,722	268,874,915

Distributions to shareholders from distributable earnings:

Class A	(33,645,738)	(53,035,330)

Class C	(7,676,088)	(16,332,699)

Class R	(3,676,449)	(5,998,411)

Class Y	(9,982,640)	(18,908,343)

Class R5	(481)	–

Class R6	(13,525,157)	(18,753,312)

Total distributions from distributable earnings	(68,506,553)	(113,028,095)

Share transactions–net:

Class A	2,337,544,222	77,527,637

Class C	37,925,178	(25,550,087)

Class R	26,318,168	5,272,346

Class Y	161,103,728	(18,068,289)

Class R5	89,681,631	10,000

Class R6	121,993,408	102,610,622

Net increase in net assets resulting from share transactions	2,774,566,335	141,802,229

Net increase in net assets	2,746,037,504	297,649,049

Net assets:

Beginning of period	1,561,431,537	1,263,782,488

End of period	$4,307,469,041	$1,561,431,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Six months ended 04/30/20	$22.17	$(0.04)	$0.22	$0.18	$(0.99)	$21.36	0.67%	$3,086,353	1.11	%(e)	1.11	%(e)	(0.40	)%(e)	47%
Year ended 10/31/19	20.28	(0.08)	3.75	3.67	(1.78)	22.17	20.43	748,190	1.11		1.11		(0.37)		84
Year ended 10/31/18	21.45	(0.12)	0.81	0.69	(1.86)	20.28	3.52	604,414	1.11		1.11		(0.55)		108
Year ended 10/31/17	16.98	(0.09)	4.71	4.62	(0.15)	21.45	27.43	547,963	1.21		1.21		(0.48)		139
Year ended 10/31/16	17.74	(0.09)	0.05	(0.04)	(0.72)	16.98	(0.19)	435,153	1.31		1.31		(0.52)		128
Year ended 10/31/15	17.96	(0.14)	1.69	1.55	(1.77)	17.74	9.56	412,169	1.32		1.32		(0.77)		91
Class C
Six months ended 04/30/20	17.65	(0.10)	0.20	0.10	(0.99)	16.76	0.37	168,273	1.86	(e)	1.87	(e)	(1.16	)(e)	47
Year ended 10/31/19	16.65	(0.18)	2.96	2.78	(1.78)	17.65	19.43	138,705	1.87		1.87		(1.12)		84
Year ended 10/31/18	18.06	(0.23)	0.68	0.45	(1.86)	16.65	2.79	153,263	1.86		1.86		(1.30)		108
Year ended 10/31/17	14.43	(0.20)	3.98	3.78	(0.15)	18.06	26.45	138,647	1.96		1.96		(1.24)		139
Year ended 10/31/16	15.30	(0.18)	0.03	(0.15)	(0.72)	14.43	(0.98)	115,201	2.06		2.06		(1.28)		128
Year ended 10/31/15	15.83	(0.23)	1.47	1.24	(1.77)	15.30	8.82	114,735	2.08		2.08		(1.52)		91
Class R
Six months ended 04/30/20	20.51	(0.07)	0.22	0.15	(0.99)	19.67	0.57	98,709	1.37	(e)	1.37	(e)	(0.66	)(e)	47
Year ended 10/31/19	18.95	(0.12)	3.46	3.34	(1.78)	20.51	20.09	75,342	1.37		1.37		(0.62)		84
Year ended 10/31/18	20.21	(0.16)	0.76	0.60	(1.86)	18.95	3.27	63,189	1.36		1.36		(0.80)		108
Year ended 10/31/17	16.05	(0.13)	4.44	4.31	(0.15)	20.21	27.09	50,117	1.46		1.46		(0.70)		139
Year ended 10/31/16	16.85	(0.12)	0.04	(0.08)	(0.72)	16.05	(0.45)	36,480	1.56		1.56		(0.77)		128
Year ended 10/31/15	17.18	(0.17)	1.61	1.44	(1.77)	16.85	9.34	35,665	1.58		1.58		(1.02)		91
Class Y
Six months ended 04/30/20	25.15	(0.02)	0.26	0.24	(0.99)	24.40	0.83	404,938	0.87	(e)	0.87	(e)	(0.16	)(e)	47
Year ended 10/31/19	22.71	(0.03)	4.25	4.22	(1.78)	25.15	20.68	253,901	0.87		0.87		(0.13)		84
Year ended 10/31/18	23.74	(0.07)	0.90	0.83	(1.86)	22.71	3.79	243,035	0.87		0.87		(0.31)		108
Year ended 10/31/17	18.73	(0.05)	5.21	5.16	(0.15)	23.74	27.75	210,789	0.96		0.96		(0.25)		139
Year ended 10/31/16	19.45	(0.05)	0.05	0.00	(0.72)	18.73	0.04	158,471	1.06		1.06		(0.27)		128
Year ended 10/31/15	19.48	(0.10)	1.84	1.74	(1.77)	19.45	9.82	117,152	1.08		1.08		(0.52)		91
Class R5
Six months ended 04/30/20	22.20	(0.00)	0.23	0.23	(0.99)	21.44	0.90	91,166	0.76	(e)	0.76	(e)	(0.05	)(e)	47
Year ended 10/31/19	20.60	0.00	1.60	1.60	–	22.20	7.77	11	0.75		0.75		(0.01)		84
Class R6
Six months ended 04/30/20	25.55	0.01	0.25	0.26	(0.99)	24.82	0.90	458,031	0.66	(e)	0.66	(e)	0.05	(e)	47
Year ended 10/31/19	23.00	0.01	4.32	4.33	(1.78)	25.55	20.92	345,282	0.69		0.69		0.05		84
Year ended 10/31/18	23.98	(0.03)	0.91	0.88	(1.86)	23.00	3.97	199,881	0.70		0.70		(0.14)		108
Year ended 10/31/17	18.89	(0.02)	5.26	5.24	(0.15)	23.98	27.94	68,180	0.77		0.77		(0.07)		139
Year ended 10/31/16	19.57	(0.01)	0.05	0.04	(0.72)	18.89	0.25	33,128	0.87		0.87		(0.07)		128
Year ended 10/31/15	19.55	(0.06)	1.85	1.79	(1.77)	19.57	10.06	18,690	0.89		0.89		(0.33)		91

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the six months ended April 30, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $900,946, $139,802, $78,208, $277,156, $5,035 and $364,069 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

13                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $500 million	0.680%
Next $500 million	0.650%
Next $4 billion	0.620%
Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%,

1.86%, 1.37%, 0.87%, 0.76%, and 0.71%, respectively, of average daily net assets (the “expense limits”).In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

14                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

For the six months ended April 30, 2020, the Adviser waived advisory fees of $15,920 and reimbursed class level expenses of $0, $8,302, $1,009, $3,496, $63 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $193,699 in front-end sales commissions from the sale of Class A shares and $5,285 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level	1 -	Prices are determined using quoted prices in an active market for identical assets.
Level	2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level	3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended April 30, 2020, the Fund engaged in securities sales of $2,265,566, which resulted in net realized gains (losses) of $(269,985).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,502.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

15                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $782,742,708 and $752,809,503, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$854,715,566
Aggregate unrealized (depreciation) of investments	(107,012,923)
Net unrealized appreciation of investments	$747,702,643

Cost of investments for tax purposes is $3,551,741,253.

NOTE 10–Share Information

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	6,876,601	$146,233,133	7,246,182	$150,058,770
Class C	1,069,610	18,201,572	1,704,916	27,805,934
Class R	550,238	11,050,370	998,391	18,989,924
Class Y	4,305,617	106,284,161	4,909,405	112,535,494
Class R5	315,778	6,453,808	485	10,000
Class R6	2,342,508	58,496,035	7,308,130	163,891,841

Issued as reinvestment of dividends:
Class A	1,470,493	32,497,903	2,969,152	52,167,987
Class C	429,795	7,469,834	1,142,318	16,095,263
Class R	179,659	3,659,657	357,647	5,826,072
Class Y	354,424	8,935,018	867,332	17,251,246
Class R6	522,085	13,381,034	927,680	18,711,309

Automatic conversion of Class C shares to Class A shares:
Class A	163,955	3,550,399	1,226,856	26,494,973
Class C	(208,453)	(3,550,399)	(1,536,065)	(26,494,973)

Issued in connection with acquisitions:(b)
Class A	107,672,579	2,268,952,250	-	-
Class C	2,547,982	42,133,320	-	-
Class R	1,183,472	22,967,032	-	-
Class Y	5,134,518	123,576,759	-	-
Class R5	3,967,858	83,901,636	-	-
Class R6	4,088,310	100,096,412	-	-

16                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

		Summary of Share Activity
	Six months ended April 30, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(5,441,693)	$(113,689,463)	(7,486,271)	$(151,194,093)
Class C	(1,654,678)	(26,329,149)	(2,660,455)	(42,956,311)
Class R	(568,877)	(11,358,891)	(1,016,804)	(19,543,650)
Class Y	(3,294,564)	(77,692,210)	(6,382,459)	(147,855,029)
Class R5	(32,283)	(673,813)	-	-
Class R6	(2,015,736)	(49,980,073)	(3,409,312)	(79,992,528)
Net increase in share activity	129,959,198	$2,774,566,335	7,167,128	$141,802,229

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Mid Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 124,594,719 shares of the Fund for 83,710,209 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $2,641,627,409, including $335,789,673 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,599,111,505 and $4,240,738,914 immediately after the acquisition.

The pro forma results of operations for the six months ended April 30, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the semi-annual reporting period are as follows:

Net investment income	$(8,182,081)
Net realized/unrealized gains	27,453,225
Change in net assets resulting from operations	$19,271,144

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Discovery Mid Cap Growth Fund to Invesco Discovery Mid Cap Growth Fund.

17                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,006.70	$5.54	$1,019.34	$5.57	1.11%
Class C	1,000.00	1,003.70	9.27	1,015.61	9.32	1.86
Class R	1,000.00	1,005.70	6.83	1,018.05	6.87	1.37
Class Y	1,000.00	1,008.30	4.34	1,020.54	4.37	0.87
Class R5	1,000.00	1,009.00	3.80	1,021.08	3.82	0.76
Class R6	1,000.00	1,009.00	3.30	1,021.58	3.32	0.66

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

18                      Invesco Oppenheimer Discovery Mid Cap Growth Fund

19

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-SAR-1

Semiannual Report	4/30/2020

Invesco

Oppenheimer

Emerging Markets

Local Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified Index
6-Month	-9.46%	-13.31%	-9.91%
1-Year	-2.67	-6.86	-2.68
5-Year	1.46	0.60	0.44
Since Inception (6/30/10)	1.26	0.81	1.10

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

2      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

Colombia	14.0%
Indonesia	10.4
United States	9.4
South Africa	8.7
Mexico	8.0
Russia	7.8
India	7.0
Thailand	5.0
Peru	5.0
Malaysia	4.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2020, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Foreign Government Obligations	84.1%
Investment Company	8.7
Non-Convertible Corporate Bonds and Notes	6.5
Short-Term Notes	0.6
Over-the-Counter Options Purchased	0.1
Over-the-Counter Interest Rate Swaptions Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2020, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/20

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-9.46%	-2.67%	1.46%	1.26%
Class C (OEMCX)	6/30/10	-9.85	-3.50	0.62	0.47
Class R (OEMNX)	6/30/10	-9.62	-3.01	1.15	0.97
Class Y (OEMYX)	6/30/10	-9.37	-2.62	1.71	1.53
Class R5 (EMLDX)[1]	5/24/19	-9.34	-2.49	1.50	1.28
Class R6 (OEMIX)[2]	9/28/12	-9.34	-2.53	1.77	-0.42

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/20

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-13.31%	-6.86%	0.60%	0.81%
Class C (OEMCX)	6/30/10	-10.73	-4.42	0.62	0.47
Class R (OEMNX)	6/30/10	-9.62	-3.01	1.15	0.97
Class Y (OEMYX)	6/30/10	-9.37	-2.62	1.71	1.53
Class R5 (EMLDX)[1]	5/24/19	-9.34	-2.49	1.50	1.28
Class R6 (OEMIX)[2]	9/28/12	-9.34	-2.53	1.77	-0.42

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Class R6 shares’ returns shown for the periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

5      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified Index, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing

6      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●

The Committee had established an HLIM for the Fund and the Fund complied with its HLIM. Subsequent to the Program Reporting Period, in connection with its annual evaluation of the Fund, the Committee determined that the Fund primarily holds Highly Liquid Investments on a consistent basis and thus does not require an HLIM under the Program. As of March 1, 2020, the Fund no longer has an HLIM.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During 6 Months Ended April 30, 2020
Class A	$1,000.00	$905.40	$5.46
Class C	1,000.00	901.50	9.51
Class R	1,000.00	903.80	7.13
Class Y	1,000.00	906.30	4.51
Class R5	1,000.00	906.60	4.28
Class R6	1,000.00	906.60	4.04

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.14	5.79
Class C	1,000.00	1,014.92	10.07
Class R	1,000.00	1,017.40	7.55
Class Y	1,000.00	1,020.14	4.78
Class R5	1,000.00	1,020.39	4.53
Class R6	1,000.00	1,020.64	4.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2020 are as follows:

Class	Expense Ratios
Class A	1.15%
Class C	2.00
Class R	1.50
Class Y	0.95
Class R5	0.90
Class R6	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS April 30, 2020 Unaudited

		Principal Amount	Value
Foreign Government Obligations—77.8%
Argentina—1.5%
Argentina Treasury Bond, 1.00% Bonds, 8/5/21[1]	ARS	198,627,370	$2,620,755
Argentine Republic:
15.50% Bonds, 10/17/26	ARS	4,000,000	30,673
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	32,569
			2,683,997

Brazil—3.0%
Federative Republic of Brazil:
6.00% Nts., 5/15/45[1]	BRL	2,280,000	1,726,559
10.00% Nts., 1/1/25	BRL	17,000,000	3,569,578
			5,296,137

Chile—3.9%
Republic of Chile:
4.00% Unsec. Nts., 3/1/23[2]	CLP	2,100,000,000	2,733,853
4.50% Bonds, 3/1/26	CLP	900,000,000	1,231,686
4.70% Unsec. Nts., 9/1/30[2]	CLP	2,065,000,000	2,929,871
			6,895,410

Colombia—12.9%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	20,000,000,000	5,137,325
Series B, 7.00% Bonds, 5/4/22	COP	31,330,000,000	8,338,088
Series B, 10.00% Bonds, 7/24/24	COP	31,000,000,000	9,219,419
			22,694,832

Egypt—2.7%
Arab Republic of Egypt:
16.00% Unsec. Nts., 12/12/20	EGP	20,000,000	1,298,951
Series 10 yr., 16.30% Bonds, 1/1/23	EGP	6,800,000	462,469
Series 3 yr., 16.00% Bonds, 6/11/22	EGP	44,000,000	2,948,601
			4,710,021

India—2.5%
Republic of India:
7.72% Bonds, 5/25/25	INR	40,000,000	579,266
8.20% Bonds, 9/24/25	INR	70,000,000	1,033,366
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	835,868
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	429,547
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	719,338
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	731,239
			4,328,624

Indonesia—9.4%
Republic of Indonesia:
Series FR59, 7.00% Bonds, 5/15/27	IDR	67,000,000,000	4,324,034
Series FR64, 6.125% Bonds, 5/15/28	IDR	70,000,000,000	4,215,294

10      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia: (Continued)
Series FR71, 9.00% Bonds, 3/15/29	IDR	38,780,000,000	$2,781,627
Series FR73, 8.75% Bonds, 5/15/31	IDR	75,000,000,000	5,284,034
			16,604,989

Malaysia—4.4%
Federation of Malaysia:
3.733% Bonds, 6/15/28	MYR	20,000,000	4,932,786
Series 0115, 3.955% Bonds, 9/15/25	MYR	11,000,000	2,743,834
			7,676,620

Mexico—6.0%
United Mexican States:
Series M, 6.50% Bonds, 6/9/22	MXN	42,000,000	1,786,102
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	23,580,000	1,062,201
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	35,000,000	1,640,865
Series M20, 10.00% Bonds, 12/5/24	MXN	125,000,000	6,118,263
			10,607,431

Peru—4.6%
Republic of Peru:
5.35% Bonds, 8/12/40[2]	PEN	1,100,000	310,539
5.94% Sr. Unsec. Nts., 2/12/29[2]	PEN	9,100,000	3,042,121
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	12,105,000	4,168,786
6.95% Sr. Unsec. Nts., 8/12/31[2]	PEN	1,560,000	548,709
			8,070,155

Poland—1.7%
Republic of Poland, 2.50% Bonds, 4/25/24	PLN	11,000,000	2,933,660

Romania—1.0%
Romania Government Bond, 4.50% Bonds, 6/17/24	RON	8,000,000	1,854,924

Russia—7.2%
Russian Federal Bond - OFZ, Series 6211, Series 6211, 7.00% Bonds, 1/25/23	RUB	290,800,000	4,081,995
Russian Federation:
Series 6221, 7.70% Bonds, 3/23/33	RUB	84,000,000	1,289,582
Series 6222, 7.10% Bonds, 10/16/24	RUB	100,000,000	1,428,908
Series 6225, 7.25% Bonds, 5/10/34	RUB	400,000,000	5,948,759
			12,749,244

South Africa—7.7%
Republic of South Africa:
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	87,500,000	4,058,404
Series 2032, 8.25% Sr. Unsec. Nts., 3/31/32	ZAR	12,000,000	539,168
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	150,000,000	8,895,363
			13,492,935

11      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
South Korea—0.9%
Export-Import Bank of Korea, 8.00% Sr. Unsec. Nts., 5/15/24[2]	IDR	24,000,000,000	$1,617,421

Supranational—0.5%
European Bank for Reconstruction & Development, 6.85% Sr.
Unsec. Nts., 6/21/21	IDR	6,500,000,000	430,748
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[2,3]	TRY	7,300,000	431,660
			862,408

Thailand—4.6%
Kingdom of Thailand:
2.875% Bonds, 12/17/28	THB	113,600,000	3,996,069
3.30% Bonds, 6/17/38	THB	105,000,000	4,145,313
			8,141,382

Turkey—3.3%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	8,000,000	1,129,122
9.00% Bonds, 7/24/24	TRY	10,000,000	1,347,736
12.20% Bonds, 1/18/23	TRY	22,690,000	3,418,352
			5,895,210
Total Foreign Government Obligations (Cost $152,250,217)			137,115,400

Corporate Bonds and Notes—6.0%
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[2]	COP	214,000,000	54,508
Eskom Holdings SOC Ltd., Series ES23, 10.00%, 1/25/23	ZAR	11,000,000	641,007
Indian Railway Finance Corp. Ltd., Series 132, 8.25% Sr. Sec. Nts., 2/28/24	INR	170,000,000	2,417,931
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[2]	IDR	4,400,000,000	284,787
National Bank for Agriculture & Rural Development, Series 19B, 8.60% Sr. Unsec. Nts., 1/31/22	INR	170,000,000	2,352,053
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[2]	MXN	38,000,000	1,226,639
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	639,090
Series 13-2, 7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	516,479
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[2]	MXN	2,231,000	91,854
Reliance Industries Ltd., Series D, 7.17% Unsec. Nts., 11/8/22	INR	170,000,000	2,260,862
YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[2]	ARS	7,670,200	60,876
Total Corporate Bonds and Notes (Cost $13,175,143)			10,546,086

Short-Term Note—0.6%
United States Treasury Bills, 0.214%, 10/8/20[3] (Cost $999,044)		$1,000,000	999,522

12      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased—0.1%
MXN Currency Put	CITNA-B	MXN	18.975	5/7/20	USD 17,720	USD 17,720	$—
RUB Currency Put	GSCO-OT	RUB	67.990	3/8/21	USD 13,700	USD 13,700	132,250
TRY Currency Put	GSCO-OT	TRY	6.850	4/14/21	USD 4,500	USD 4,500	118,375
Total Over-the-Counter Options Purchased (Cost $716,765)							250,625

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing 5/4/20 Put	GSCOI	Receive	Three- Month USD BBA LIBOR	2.250%	5/4/20	USD 150,000	—
Interest Rate Swap maturing 6/8/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.180	6/8/20	USD 15,000	1,836
Interest Rate Swap maturing 8/26/20 Put	GSCOI	Receive	Three- Month USD BBA LIBOR	2.500	8/26/20	USD 48,000	1,367
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $333,900)							3,203

	Shares
Investment Company—8.0%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%[4,5] (Cost $14,105,384)	14,105,384	14,105,384
Total Investments, at Value (Cost $181,580,453)	92.5%	163,020,220
Net Other Assets (Liabilities)	7.5	13,169,465

Net Assets	100.0%	$176,189,685

Footnotes to Schedule of Investments

1. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $17,501,624, which represented 9.93% of the Fund’s Net Assets.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

5. Affiliated issuer. The issuer and/or the Fund is affiliated by having an investment adviser that is under common control of Invesco, Ltd. Transactions during the reporting period in which the issuer was an affiliate are as follows:

13      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Footnotes to Schedule of Investments (continued)

	Shares October 31, 2019	Gross Additions	Gross Reductions	Shares April 30, 2020
Investment Company
Invesco Government & Agency Portfolio, Institutional Class	21,720,022	105,289,378	112,904,016	14,105,384

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Government & Agency Portfolio, Institutional Class	$14,105,384	$72,653	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Colombia	$22,749,340	14.0%
Indonesia	16,889,776	10.4
United States	15,358,734	9.4
South Africa	14,133,942	8.7
Mexico	13,081,493	8.0
Russia	12,749,244	7.8
India	11,359,470	7.0
Thailand	8,141,382	5.0
Peru	8,070,155	5.0
Malaysia	7,676,620	4.7
Chile	6,895,410	4.2
Turkey	5,895,210	3.6
Brazil	5,296,136	3.2
Egypt	4,710,021	2.9
Poland	2,933,660	1.8
Argentina	2,744,874	1.7
Romania	1,854,924	1.1
South Korea	1,617,421	1.0
Supranational	862,408	0.5

Total	$163,020,220	100.0%

Forward Currency Exchange Contracts as of April 30, 2020
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2020	MYR	10,800	USD	2,506	$—	$(5,569)
BAC	06/2020	USD	1,652	MYR	7,440	—	(70,517)
BOA	05/2020	BRL	8,340	USD	1,598	—	(64,134)
BOA	06/2020	EUR	1,840	USD	2,052	—	(33,571)
BOA	06/2020	HUF	850,200	USD	2,879	—	(237,507)
BOA	05/2020	USD	1,537	BRL	8,340	3,193	—
BOA	06/2020	USD	237	TRY	1,500	24,965	—
CITNA-B	06/2020	CZK	160,430	USD	7,042	—	(551,389)
CITNA-B	06/2020	PEN	2,860	USD	826	19,371	—

14      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	06/2020	PLN	2,270	USD	595	$—	$(48,237)
CITNA-B	06/2020	RON	19,450	USD	4,547	—	(169,785)
CITNA-B	06/2020	USD	16,821	COP	64,874,350	501,437	—
CITNA-B	06/2020	USD	9,918	EUR	8,895	161,090	—
CITNA-B	06/2020	USD	1,873	IDR	29,100,000	—	(31,269)
CITNA-B	06/2020	USD	20,087	MXN	431,276	2,322,639	—
CITNA-B	06/2020	USD	9,020	PEN	31,780	—	(368,345)
CITNA-B	06/2020	USD	835	ZAR	13,610	104,468	—
GSCO-OT	11/2020	EUR	1,550	RUB	114,096	225,955	(18,917)
GSCO-OT	06/2020	EUR	2,740	USD	3,056	—	(50,825)
GSCO-OT	06/2020	MXN	104,180	USD	4,868	—	(576,365)
GSCO-OT	02/2021	RUB	153,100	USD	2,249	—	(261,109)
GSCO-OT	04/2021	TRY	14,545	USD	1,800	61,373	—
GSCO-OT	04/2021	USD	1,860	TRY	14,545	—	(1,522)
JPM	05/2020 - 06/2020	BRL	185,983	USD	34,393	449,271	(667,997)
JPM	06/2020	COP	6,143,000	USD	1,561	—	(15,589)
JPM	06/2020	CZK	49,200	USD	2,158	—	(167,637)
JPM	06/2020	EUR	16,476	USD	18,461	—	(388,960)
JPM	12/2020	EUR	1,410	ZAR	24,534	261,542	(4,818)
JPM	06/2020	HUF	2,467,850	USD	7,470	197,004	—
JPM	06/2020	IDR	164,805,300	USD	10,263	564,252	(41,895)
JPM	06/2020	INR	120,310	USD	1,539	46,277	—
JPM	06/2020	MXN	531,920	USD	23,561	76,689	(1,727,639)
JPM	06/2020	PEN	1,080	USD	316	2,805	—
JPM	06/2020	PLN	83,443	USD	21,644	—	(1,537,480)
JPM	06/2020	RON	1,700	USD	397	—	(14,506)
JPM	06/2020	RUB	148,707	USD	1,853	137,055	—
JPM	06/2020	THB	582,323	USD	18,563	—	(564,735)
JPM	05/2020 - 06/2020	TRY	46,600	USD	6,825	9,964	(218,545)
JPM	05/2020	USD	24,403	BRL	134,150	138,189	(402,685)
JPM	06/2020	USD	7,522	CLP	6,281,245	—	(10,607)
JPM	06/2020	USD	1,652	COP	6,763,370	—	(48,981)
JPM	06/2020	USD	925	CZK	23,040	480	(7,349)
JPM	06/2020	USD	15,417	EUR	13,600	514,717	(14,878)
JPM	06/2020	USD	5,143	HUF	1,528,660	394,219	(70)
JPM	06/2020	USD	14,971	IDR	218,679,740	666,178	(7,176)
JPM	06/2020	USD	13,443	INR	1,010,400	128,904	—
JPM	06/2020	USD	9,736	MXN	232,650	230,486	(77,927)
JPM	05/2020	USD	23	MYR	100	—	(427)
JPM	06/2020	USD	5,193	PLN	21,630	22,515	(41,121)
JPM	06/2020	USD	2,980	RON	13,340	9,639	(31,905)
JPM	06/2020 - 02/2021	USD	16,045	RUB	1,173,163	547,830	(140,095)
JPM	06/2020	USD	8,371	THB	268,230	130,425	(49,847)
JPM	05/2020 - 03/2021	USD	11,788	TRY	78,665	968,794	(1,874)
JPM	06/2020	USD	7,388	ZAR	135,190	214,393	(86,196)
JPM	06/2020	ZAR	107,285	USD	6,334	—	(573,175)
MOS	06/2020	CLP	765,000	USD	894	23,658	—
MOS	06/2020	MYR	10,000	USD	2,294	21,451	—

15      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MOS	06/2020	RUB	19,685	USD	314	$—	$(50,122)
MOS	06/2020	USD	189	CLP	160,000	—	(3,229)
MOS	06/2020	USD	2,134	MYR	9,076	32,904	—
RBC	06/2020	EUR	4,059	USD	4,527	—	(74,836)
RBC	06/2020	USD	4,283	EUR	3,840	70,791	—

Total Unrealized Appreciation and Depreciation						$9,284,923	$(9,461,362)

16      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Options Written at April 30, 2020
Description	Counter -party	Exercise Price		Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)		Premiums Received	Value
RUB Currency Call	BOA	EUR	78.000	11/4/20	EUR	3,200	EUR	3,200	$109,622	$(302,719)
RUB Currency Call	GSCO-OT		68.979	1/8/21	USD	5,000	USD	5,000	63,770	(568,660)
RUB Currency Call	GSCO-OT		77.089	3/8/21	USD	13,700	USD	13,700	296,550	(807,393)
RUB Currency Put	GSCO-OT		62.817	3/8/21	USD	13,700	USD	13,700	112,121	(41,495)
TRY Currency Call	GSCO-OT		10.950	4/14/21	USD	4,500	USD	4,500	142,497	(126,693)

Total Over-the-Counter Options Written									$724,560	$(1,846,960)

Centrally Cleared Interest Rate Swaps at April 30, 2020
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Pay	COOVIBR	5.200%	8/1/29	COP 6,155,000	$—	$74,714	$74,714
Pay	Six-Month PLN WIBOR WIBO	2.415	1/25/23	PLN 7,000	—	91,593	91,593
Receive	CLICP	0.780	4/30/22	CLP 5,250,000	—	(7,179)	(7,179)
Pay	BZDIOVRA	4.160	1/2/23	BRL 73,618	—	(205,292)	(205,292)
Receive	BZDIOVRA	3.170	1/4/21	BRL 90,916	—	(36,927)	(36,927)
Pay	BZDIOVRA	5.000	1/2/23	BRL 24,084	—	33,435	33,435
Pay	MXN TIIE BANXICO	7.325	12/7/23	MXN 98,500	—	297,421	297,421
Pay	WIBR6M	1.140	9/23/22	PLN 16,800	—	66,496	66,496
Receive	BZDIOVRA	3.690	1/4/21	BRL 244,472	—	(258,033)	(258,033)
Pay	COOVIBR	4.260	2/28/23	COP 12,750,000	—	104,191	104,191
Pay	MXN TIIE BANXICO	6.415	2/22/23	MXN 411,900	—	631,590	631,590
Pay	MXN TIIE BANXICO	6.910	12/16/26	MXN 306,300	—	(30,930)	(30,930)
Receive	MXN TIIE BANXICO	7.070	12/12/29	MXN 132,900	—	53,059	53,059
Pay	MXN TIIE BANXICO	6.530	11/10/22	MXN 251,700	—	391,574	391,574
Pay	WIBO6M	1.870	11/13/24	PLN 23,700	—	358,403	358,403
Pay	MXN TIIE BANXICO	6.390	11/4/22	MXN 250,400	—	352,884	352,884
Pay	PRIB03M	2.168	10/14/20	CZK 385,900	—	278,513	278,513
Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN 120,200	—	178,644	178,644

17      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps at April 30, 2020 (Continued)
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Pay	BZDIOVRA	6.630%	1/2/25	BRL 12,800	$—	$46,568	$46,568
Pay	BZDIOVRA	6.528	1/2/24	BRL 15,500	—	95,793	95,793
Pay	BZDIOVRA	7.060	7/1/22	BRL 424,400	—	83,367	83,367
Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN 53,870	—	166,599	166,599
Pay	CLICP	1.760	4/30/25	CLP 4,250,000	—	22,030	22,030
Receive	CLICP	2.670	4/30/30	CLP 1,100,000	—	(13,869)	(13,869)

Total Centrally Cleared Interest Rate Swaps					$—	$2,774,644	$2,774,644

Over-the-Counter Interest Rate Swaps at April 30, 2020
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Three-Month MYR KLIBOR BNM	4.010%	11/10/22	MYR 5,000	$—	$55,232	$55,232
CITNA-B	Pay	MOSKP3	8.320	5/30/24	RUB 125,500	—	275,232	275,232
GSCOI	Pay	MOSKP3	8.535	5/8/24	RUB 485,000	—	1,131,271	1,131,271
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	—	60,044	60,044
JPM	Receive	JIBA3M	8.130	1/30/30	ZAR 20,900	—	(24,120)	(24,120)
JPM	Pay	MOSKP3	6.510	10/30/21	RUB 692,000	—	442,470	442,470

Total Over-the-Counter Interest Rate Swaps						$—	$1,940,129	$1,940,129

Over-the-Counter Interest Rate Swaptions Written at April 30, 2020
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three-Month RUB	8.080%	6/15/20	RUB 213,700	$66,463	$(2)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities

18      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Counterparty Abbreviations (Continued)

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BANXICO	Banco de Mexico
BNM	Bank Negara Malaysia
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Rate Average
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
KLIBOR	Kuala Lumpur Interbank Offered Rate
KOSPI200	Korean Stock Exchange Capitalization - weighted Index made up of 200 Korean Stocks.
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	Moscow Prime Offered Rate
PRIB03M	Prague Interbank Offered Rate (PRIBOR)
TIIE	Interbank Equilibrium Interest Rate
WIBR6M	GBP Benchmark WIBOR PLN 6 month
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2020 Unaudited

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $167,475,069)	$148,914,836
Affiliated companies (cost $14,105,384)	14,105,384

163,020,220
Cash—foreign currencies (cost $2,521,084)	2,553,799
Cash used for collateral on OTC derivatives	2,717,000
Cash used for collateral on centrally cleared swaps	4,127,345
Unrealized appreciation on forward currency exchange contracts	9,284,923
Swaps, at value	1,964,249
Receivables and other assets:
Interest and dividends	4,302,885
Investments sold	1,458,790
Shares of beneficial interest sold	11,526
Other	139,290

Total assets	189,580,027
Liabilities
Amount due to custodian	411,317
Unrealized depreciation on forward currency exchange contracts	9,461,362
Options written, at value (premiums received $724,560)	1,846,960
Swaps, at value	24,120
Variation margin payable - centrally cleared swaps	486,323
Swaptions written, at value (premiums received $66,463)	2
Payables and other liabilities:
Shares of beneficial interest redeemed	662,619
Foreign capital gains tax	107,088
Shareholder communications	53,033
Transfer and shareholder servicing agent fees	48,920
Distribution and service plan fees	18,394
Trustees’ compensation	16,949
Dividends	6,565
Advisory fees	3,304
Investments purchased	90
Administration fees	70
Other	243,226

Total liabilities	13,390,342
Net Assets	$176,189,685

Composition of Net Assets
Shares of beneficial interest	$214,871,733
Total accumulated loss	(38,682,048)

Net Assets	$176,189,685

20      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $38,036,018 and 6,166,468 shares of beneficial interest outstanding)	$6.17

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$6.44

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,277,352 and 1,989,536 shares of beneficial interest outstanding)	$6.17

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,119,950 and 343,699 shares of beneficial interest outstanding)	$6.17

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $103,147,889 and 16,710,412 shares of beneficial interest outstanding)	$6.17

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,298 and 1,508.296 shares of beneficial interest outstanding)	$6.16

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $20,599,178 and 3,342,190 shares of beneficial interest outstanding)	$6.16

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2020 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $405,847)	$5,936,788
Dividends from affiliated companies	72,653

Total investment income	6,009,441

Expenses
Advisory fees	787,663
Administration fees	16,741
Distribution and service plan fees:
Class A	56,270
Class C	73,409
Class R	5,884
Transfer and shareholder servicing agent fees:
Class A	33,439
Class C	10,629
Class R	1,704
Class Y	104,768
Class R5	2
Class R6	1,893
Shareholder communications:
Class A	4,738
Class C	1,500
Class R	243
Class Y	14,971
Class R5	1
Class R6	2,279
Custodian fees and expenses	85,552
Registration fees	60,341
Trustees’ compensation	8,830
Other	32,865

Total expenses	1,303,722
Less waivers and reimbursement of expenses	(99,140)

Net expenses	1,204,582
Net Investment Income	4,804,859

22      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $130,616)	$(16,316,660)
Option contracts written	(1,267,827)
Foreign currency transactions	(742,340)
Forward currency exchange contracts	(1,579,655)
Swap contracts	(41,263)

Net realized loss	(19,947,745)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $(338,414))	(9,453,323)
Foreign currency transactions	(254,821)
Forward currency exchange contracts	1,663,254
Option contracts written	(1,943,186)
Swap contracts	2,057,616
Swaption contracts written	27,686

Net change in unrealized appreciation/(depreciation)	(7,902,774)
Net Decrease in Net Assets Resulting from Operations	$ (23,045,660)

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$4,804,859	$5,531,003	$13,149,109	$11,798,896
Net realized gain (loss)	(19,947,745)	2,797,400	(15,063,193)	2,308,273
Net change in unrealized appreciation/(depreciation)	(7,902,774)	6,915,489	1,749,988	(16,914,284)

Net increase (decrease) in net assets resulting from operations	(23,045,660)	15,243,892	(164,096)	(2,807,115)
Dividends and/ or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(1,164,780)	(673,918)	(1,260,536)	(2,796,757)
Class C	(308,416)	(188,982)	(387,650)	(819,443)
Class R	(54,804)	(34,348)	(61,809)	(120,003)
Class Y	(3,777,786)	(2,275,794)	(4,182,745)	(6,552,072)
Class R5	(265)	(154)	(2)	—
Class R6	(597,319)	(116,169)	(222,715)	(759,729)

Total distributions from distributable earnings	(5,903,370)	(3,289,365)	(6,115,457)	(11,048,004)
Tax return of capital distribution:
Class A	—	(390,359)	(1,439,629)	(179,358)
Class C	—	(109,466)	(442,726)	(52,552)
Class R	—	(19,896)	(70,591)	(7,696)
Class Y	—	(1,318,226)	(4,777,016)	(420,189)
Class R5	—	(89)	(3)	—
Class R6	—	(67,289)	(254,357)	(48,722)

Total return of capital distribution	—	(1,905,325)	(6,984,322)	(708,517)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,037,109)	2,653,785	(8,035,884)	13,691,683
Class C	(1,083,461)	(1,908,769)	(2,423,913)	7,444,313
Class R	(187,920)	(137,193)	(208,532)	1,109,583
Class Y	(41,594,193)	12,293,228	(10,262,813)	122,059,010
Class R5	—	—	10,000	—
Class R6	548,262	13,965,089	1,405,058	(353,830)

Total beneficial interest transactions	(47,354,421)	26,866,140	(19,516,084)	143,950,759

24      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Assets
Total increase (decrease)	$(76,303,451)	$36,915,342	$(32,779,959)	$129,387,123

Beginning of period	252,493,136	215,577,794	248,357,753	118,970,630

End of period	$176,189,685	$252,493,136	$215,577,794	$248,357,753

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80	$9.27
Income (loss) from investment operations:
Net investment income[2]	0.14	0.16	0.39	0.42	0.44	0.53	0.39
Net realized and unrealized gain (loss)	(0.79)	0.30	(0.34)	(0.36)	0.45	(0.65)	(1.43)
Total from investment operations	(0.65)	0.46	0.05	0.06	0.89	(0.12)	(1.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.09)	(0.18)	(0.40)	0.00	0.00	(0.42)
Tax return of capital distribution	0.00	(0.06)	(0.21)	(0.02)	(0.68)	(0.51)	(0.01)
Total dividends and/or distributions to shareholders	(0.17)	(0.15)	(0.39)	(0.42)	(0.68)	(0.51)	(0.43)
Net asset value, end of period	$6.17	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80

Total Return, at Net Asset Value[3]	(9.46)%	6.99%	0.85%	0.62%	13.03%	(1.29)%	(11.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,036	$48,921	$44,188	$55,015	$44,710	$47,515	$32,520
Average net assets (in thousands)	$46,363	$47,783	$46,481	$53,092	$50,009	$31,493	$38,815
Ratios to average net assets:[4]
Net investment income	4.09%	5.66%	5.82%	5.60%	6.03%	7.37%	4.51%
Expenses excluding specific expenses listed below	1.27%	1.32%	1.27%	1.29%	1.44%	1.51%	1.46%
Interest and fees from borrowings	0.00%	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.27%	1.32%	1.27%	1.29%	1.44%	1.51%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.16%	1.15%	1.24%	1.25%	1.25%
Portfolio turnover rate[7]	33%	21%	67%	48%	87%	108%	107%

26      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.28%
Five Months Ended October 31, 2019	1.32%
Year Ended May 31, 2019	1.27%
Year Ended May 31, 2018	1.29%
Year Ended May 31, 2017	1.44%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80	$9.27
Income (loss) from investment operations:
Net investment income[2]	0.11	0.14	0.33	0.36	0.38	0.46	0.32
Net realized and unrealized gain (loss)	(0.79)	0.30	(0.34)	(0.36)	0.46	(0.63)	(1.42)
Total from investment operations	(0.68)	0.44	(0.01)	0.00	0.84	(0.17)	(1.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.08)	(0.15)	(0.34)	0.00	0.00	(0.36)
Tax return of capital distribution	0.00	(0.05)	(0.18)	(0.02)	(0.63)	(0.46)	(0.01)
Total dividends and/or distributions to shareholders	(0.14)	(0.13)	(0.33)	(0.36)	(0.63)	(0.46)	(0.37)
Net asset value, end of period	$6.17	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80

Total Return, at Net Asset Value[3]	(9.85)%	6.61%	(0.14)%	(0.09)%	12.18%	(2.03)%	(12.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,277	$15,332	$16,488	$19,932	$13,633	$8,183	$10,267
Average net assets (in thousands)	$14,745	$15,919	$16,752	$18,345	$10,161	$8,468	$12,919
Ratios to average net assets:[4]
Net investment income	3.24%	4.81%	4.97%	4.75%	5.27%	6.38%	3.74%
Expenses excluding specific expenses listed below	2.03%	2.08%	2.04%	2.05%	2.24%	2.38%	2.31%
Interest and fees from borrowings	0.00%	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	2.03%	2.08%	2.04%	2.05%	2.24%	2.38%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.01%	2.00%	2.00%	2.00%	2.00%
Portfolio turnover rate[7]	33%	21%	67%	48%	87%	108%	107%

28      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	2.04%
Five Months Ended October 31, 2019	2.08%
Year Ended May 31, 2019	2.04%
Year Ended May 31, 2018	2.05%
Year Ended May 31, 2017	2.24%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80	$9.27
Income (loss) from investment operations:
Net investment income[2]	0.12	0.15	0.36	0.39	0.42	0.51	0.36
Net realized and unrealized gain (loss)	(0.78)	0.30	(0.34)	(0.36)	0.45	(0.65)	(1.42)
Total from investment operations	(0.66)	0.45	0.02	0.03	0.87	(0.14)	(1.06)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.09)	(0.17)	(0.37)	0.00	0.00	(0.40)
Tax return of capital distribution	0.00	(0.05)	(0.19)	(0.02)	(0.66)	(0.49)	(0.01)
Total dividends and/or distributions to shareholders	(0.16)	(0.14)	(0.36)	(0.39)	(0.66)	(0.49)	(0.41)
Net asset value, end of period	$6.17	$6.99	$6.68	$7.02	$7.38	$7.17	$7.80

Total Return, at Net Asset Value[3]	(9.62)%	6.84%	0.50%	0.27%	12.74%	(1.54)%	(11.71)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,120	$2,588	$2,603	$2,935	$2,023	$1,550	$1,377
Average net assets (in thousands)	$2,365	$2,604	$2,418	$2,436	$1,539	$1,214	$1,658
Ratios to average net assets:[4]
Net investment income	3.75%	5.31%	5.47%	5.25%	5.77%	7.01%	4.22%
Expenses excluding specific expenses listed below	1.53%	1.58%	1.54%	1.55%	1.73%	1.87%	1.80%
Interest and fees from borrowings	0.00%	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.53%	1.58%	1.54%	1.55%	1.73%	1.87%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.51%	1.50%	1.50%	1.50%	1.50%
Portfolio turnover rate[7]	33%	21%	67%	48%	87%	108%	107%

30      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.54%
Five Months Ended October 31, 2019	1.58%
Year Ended May 31, 2019	1.54%
Year Ended May 31, 2018	1.55%
Year Ended May 31, 2017	1.73%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

31      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 29, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.68	$7.03	$7.38	$7.17	$7.79	$9.26
Income (loss) from investment operations:
Net investment income[2]	0.14	0.17	0.40	0.44	0.46	0.54	0.43
Net realized and unrealized gain (loss)	(0.80)	0.31	(0.35)	(0.35)	0.45	(0.63)	(1.44)
Total from investment operations	(0.66)	0.48	0.05	0.09	0.91	(0.09)	(1.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.10)	(0.19)	(0.41)	0.00	0.00	(0.45)
Tax return of capital distribution	0.00	(0.06)	(0.21)	(0.03)	(0.70)	(0.53)	(0.01)
Total dividends and/or distributions to shareholders	(0.17)	(0.16)	(0.40)	(0.44)	(0.70)	(0.53)	(0.46)
Net asset value, end of period	$6.17	$7.00	$6.68	$7.03	$7.38	$7.17	$7.79

Total Return, at Net Asset Value[3]	(9.50)%	7.24%	0.91%	0.96%	13.35%	(0.87)%	(11.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,148	$162,754	$143,684	$162,875	$50,516	$3,437	$4,185
Average net assets (in thousands)	$144,705	$155,791	$149,516	$121,012	$17,194	$3,265	$7,931
Ratios to average net assets:[4]
Net investment income	4.29%	5.86%	6.02%	5.80%	6.33%	7.48%	4.93%
Expenses excluding specific expenses listed below	1.03%	1.08%	1.03%	1.04%	1.22%	1.35%	1.27%
Interest and fees from borrowings	0.00%	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.03%	1.08%	1.03%	1.04%	1.22%	1.35%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.96%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate[7]	33%	21%	67%	48%	87%	108%	107%

32      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.04%
Five Months Ended October 31, 2019	1.08%
Year Ended May 31, 2019	1.03%
Year Ended May 31, 2018	1.04%
Year Ended May 31, 2017	1.22%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

33      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Period Ended May 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.67	$6.63
Income (loss) from investment operations:
Net investment income[2]	0.14	0.17	0.00[3]
Net realized and unrealized gain (loss)	(0.79)	0.31	0.04
Total from investment operations	(0.65)	0.48	0.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.10)	(0.00)[3]
Tax return of capital distribution	0.00	(0.06)	(0.00)[3]
Total dividends and/or distributions to shareholders	(0.18)	(0.16)	(0.00)[3]
Net asset value, end of period	$6.16	$6.99	$6.67

Total Return, at Net Asset Value[4]	(9.49)%	7.27%	0.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$11	$10
Average net assets (in thousands)	$10	$10	$10
Ratios to average net assets:[5]
Net investment income	4.33%	5.91%	6.13%
Expenses excluding specific expenses listed below	0.92%	1.00%	0.85%
Interest and fees from borrowings	0.00%	0.00%	0.00%
Total expenses[6]	0.92%	1.00%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.85%
Portfolio turnover rate[7]	33%	21%	67%

34      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.93%
Five Months Ended October 31, 2019	1.00%
Period Ended May 31, 2019	0.85%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

35      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Six Months Ended April 30, 2020 (Unaudited)	Five Months Ended October 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.67	$7.02	$7.37	$7.16	$7.79	$9.26
Income (loss) from investment operations:
Net investment income[2]	0.15	0.17	0.41	0.44	0.46	0.54	0.32
Net realized and unrealized gain (loss)	(0.80)	0.31	(0.35)	(0.35)	0.46	(0.63)	(1.32)
Total from investment operations	(0.65)	0.48	0.06	0.09	0.92	(0.09)	(1.00)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.10)	(0.19)	(0.41)	0.00	0.00	(0.46)
Tax return of capital distribution	0.00	(0.06)	(0.22)	(0.03)	(0.71)	(0.54)	(0.01)
Total dividends and/or distributions to shareholders	(0.18)	(0.16)	(0.41)	(0.44)	(0.71)	(0.54)	(0.47)
Net asset value, end of period	$6.16	$6.99	$6.67	$7.02	$7.37	$7.16	$7.79

Total Return, at Net Asset Value[3]	(9.47)%	7.29%	1.01%	1.05%	13.47%	(0.91)%	(11.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,599	$22,887	$8,604	$7,601	$8,089	$2,325	$2,339
Average net assets (in thousands)	$22,490	$7,797	$7,785	$13,701	$5,000	$2,226	$1,212
Ratios to average net assets:[4]
Net investment income	4.40%	5.96%	6.12%	5.90%	6.42%	7.57%	4.02%
Expenses excluding specific expenses listed below	0.90%	0.95%	0.91%	0.87%	1.03%	1.11%	1.08%
Interest and fees from borrowings	0.00%	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.90%	0.95%	0.91%	0.87%	1.03%	1.11%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.86%	0.85%	0.85%	0.85%	0.84%
Portfolio turnover rate[7]	33%	21%	67%	48%	87%	108%	107%

36      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.91%
Five Months Ended October 31, 2019	0.95%
Year Ended May 31, 2019	0.91%
Year Ended May 31, 2018	0.87%
Year Ended May 31, 2017	1.03%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

37      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2020 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished

38      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

39      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized

40      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next
 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions.

41      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

42      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability

43      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the

44      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Put Options Purchased and Written - The Fund may purchase and write put options

45      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets

46      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

47      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Fee Schedule*
Up to $500 million	0.70%
Next $500 million	0.65
Next $4 billion	0.60
Over $5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.69%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 2.00%, 1.50%, 0.95%, 0.90% and 0.85%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $5,798 and reimbursed fund expenses of $28,726, $2,260, $376, $55,770, $1 and $6,209 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

48      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended April 30, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $2,878 in front-end sales commissions from the sale of Class A shares and $801 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

49      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$137,115,400	$—	$137,115,400
Corporate Bonds and Notes	—	10,546,086	—	10,546,086
Short-Term Note	—	999,522	—	999,522
Over-the-Counter Options Purchased	—	250,625	—	250,625
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,203	—	3,203
Investment Company	14,105,384	—	—	14,105,384

Total Investments, at Value	14,105,384	148,914,836	—	163,020,220
Other Financial Instruments:
Swaps, at value	—	1,964,249	—	1,964,249
Centrally cleared swaps, at value	—	3,326,874	—	3,326,874

50      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Forward currency exchange contracts	$—	$9,284,923	$—	$9,284,923

Total Assets	$14,105,384	$163,490,882	$—	$177,596,266

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(24,120)	$—	$(24,120)
Centrally cleared swaps, at value	—	(552,230)	—	(552,230)
Options written, at value	—	(1,846,960)	—	(1,846,960)
Forward currency exchange contracts	—	(9,461,362)	—	(9,461,362)
Swaptions written, at value	—	(2)	—	(2)

Total Liabilities	$—	$(11,884,674)	$—	$(11,884,674)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$83,390	$(83,390)	$–	$–	$–
Citibank NA	3,384,237	(1,169,025)	–	(2,200,000)	15,212

51      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Bank USA	$537,953	$(537,953)	$–	$–	$–
Goldman Sachs International	1,132,638	(2)	–	(440,000)	692,636
JPMorgan Chase Bank NA	6,214,142	(6,214,142)	–	–	–
Morgan Stanley & Co., Inc.	78,013	(53,351)	–	(20,000)	4,662
Morgan Stanley Capital Services, Inc.	1,836	–	–	–	1,836
RBC Dominion Securities	70,791	(70,791)	–	–	–

	$11,503,000	$(8,128,654)	$–	$(2,660,000)	$714,346

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(637,931)	$83,390	$–	$553,000	$(1,541)
Barclays Bank plc	(76,086)	–	–	–	(76,086)
Citibank NA	(1,169,025)	1,169,025	–	–	–
Goldman Sachs Bank USA	(2,452,979)	537,953	–	1,104,000	(811,026)
Goldman Sachs International	(2)	2	–	–	–
JPMorgan Chase Bank NA	(6,868,234)	6,214,142	–	654,092	–
Morgan Stanley & Co., Inc.	(53,351)	53,351	–	–	–

52      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
RBC Dominion Securities	$(74,836)	$70,791	$–	$–	$(4,045)

	$(11,332,444)	$8,128,654	$–	$311,092	$(892,698)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$1,964,249	Swaps, at value	$24,120
Interest rate contracts	Centrally cleared swaps, at value	3,326,874[1]	Centrally cleared swaps, at value	552,230[1]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	9,284,923	Unrealized depreciation on forward currency exchange contracts	9,461,362
Currency contracts			Options written, at value	1,846,960
Interest rate contracts			Swaptions written, at value	2
Currency contracts	Investments, at value	250,625[2]
Interest rate contracts	Investments, at value	3,203[2]

Total		$14,829,874		$11,884,674

1. The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

2. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Six Months Ended April 30, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

53      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Forward currency exchange contracts	Swap contracts	Total
Currency contracts	$(747,979)	$(1,282,028)	$—	$—	$(2,030,007)
Equity contracts	(121,420)	14,201	—	—	(107,219)
Forward currency exchange contracts	—	—	(1,579,655)	—	(1,579,655)
Interest rate contracts	—	—	—	(41,263)	(41,263)

Total	$(869,399)	$(1,267,827)	$(1,579,655)	$(41,263)	$(3,758,144)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments			Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written
Currency contracts			$(29,610)	$—	$(1,932,615)
Equity contracts			23,088	—	(10,571)
Forward currency exchange contracts			—	—	—
Interest rate contracts			(312,143)	27,686	—

Total			$(318,665)	$27,686	$(1,943,186)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments			Forward currency exchange contracts	Swap contracts	Total
Currency contracts			$—	$—	$(1,962,225)
Equity contracts			—	—	12,517
Forward currency exchange contracts			1,663,254	—	1,663,254
Interest rate contracts			—	2,057,616	1,773,159

Total			$1,663,254	$2,057,616	$1,486,705

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the six months ended average notional value of forward currency exchange contracts, currency options written, currency options purchased, swap agreements, swaptions purchased and swaptions written during the period.

	Forward currency exchange contracts	Currency options written	Index options written*	Index options purchased*	Currency options purchased
Average notional amount	$388,628,381	$187,220,406	$1,410,000	$4,530,000	$259,993,773
Average contracts		183,509,167	6	16	258,588,333

54      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Swaptions purchased	Swaptions written	Swaps
Average notional amount	$128,000,000	$3,150,550	$302,562,250

*Summarizes the three month average notional value and contracts of index options purchased and index options written.

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. Effective May 5, 2020, the custodian changed to State Street Bank and Trust.

Note 7 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss

55      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,422,721	$1,543,988	$ 2,966,709

* Capital loss carryforward listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $64,986,319 and $105,178,884, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 21,935,320
Aggregate unrealized (depreciation) of investments	(37,393,081)

Net unrealized depreciation of investments	$ (15,457,761)

Cost of investments for tax purposes is $183,310,514.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2020[1]		Five Months Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class A
Sold	801,595	$5,489,249	1,044,919	$7,199,389
Automatic Conversion Class C to Class A Shares	32,077	212,910	262,497	1,825,748
Dividends and/or distributions reinvested	166,175	1,094,003	145,246	1,003,255
Redeemed	(1,830,596)	(11,833,271)	(1,072,959)	(7,374,607)

Net increase (decrease)	(830,749)	$(5,037,109)	379,703	$2,653,785

56      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Six Months Ended April 30, 2020[1]		Five Months Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class C
Sold	335,618	$2,328,113	236,093	$1,639,028
Dividends and/or distributions reinvested	46,216	303,347	42,226	291,721
Automatic Conversion Class C to Class A Shares	(32,069)	(212,910)	(262,417)	(1,825,748)
Redeemed	(552,106)	(3,502,011)	(292,398)	(2,013,770)

Net increase (decrease)	(202,341)	$(1,083,461)	(276,496)	$(1,908,769)

Class R
Sold	44,704	$292,772	31,396	$217,803
Dividends and/or distributions reinvested	8,197	53,527	7,720	53,312
Redeemed	(79,496)	(534,219)	(58,762)	(408,308)

Net increase (decrease)	(26,595)	$(187,920)	(19,646)	$(137,193)

Class Y
Sold	5,123,653	$34,347,995	7,252,270	$50,239,677
Dividends and/or distributions reinvested	571,742	3,774,727	519,823	3,592,760
Redeemed	(12,251,081)	(79,716,915)	(6,008,112)	(41,539,209)

Net increase (decrease)	(6,555,686)	$(41,594,193)	1,763,981	$12,293,228

Class R5[3]
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Class R6
Sold	411,879	$2,730,095	2,582,693	$18,091,112
Dividends and/or distributions reinvested	90,997	596,490	26,226	181,120
Redeemed	(436,866)	(2,778,323)	(622,495)	(4,307,143)

Net increase (decrease)	66,010	$548,262	1,986,424	$13,965,089

	Year Ended May 31, 2019[4]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	2,142,936	$14,310,743	5,762,810	$43,318,445
Automatic Conversion Class C to Class A Shares	—	—	—	—
Dividends and/or distributions reinvested	379,482	2,525,008	370,610	2,771,775
Redeemed	(3,739,725)	(24,871,635)	(4,358,316)	(32,398,537)

Net increase (decrease)	(1,217,307)	$(8,035,884)	1,775,104	$13,691,683

57      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class C
Sold	585,234	$3,901,473	1,716,729	$12,870,446
Dividends and/or distributions reinvested	121,982	811,924	113,131	846,592
Automatic Conversion Class C to Class A Shares	—	—	—	—
Redeemed	(1,076,257)	(7,137,310)	(839,358)	(6,272,725)

Net increase (decrease)	(369,041)	$(2,423,913)	990,502	$7,444,313

Class R
Sold	138,268	$910,316	325,225	$2,463,467
Dividends and/or distributions reinvested	19,671	130,969	16,951	126,639
Redeemed	(186,103)	(1,249,817)	(198,289)	(1,480,523)

Net increase (decrease)	(28,164)	$(208,532)	143,887	$1,109,583

Class Y
Sold	18,825,483	$125,559,158	26,087,049	$195,579,129
Dividends and/or distributions reinvested	1,344,630	8,955,272	927,066	6,937,468
Redeemed	(21,847,674)	(144,777,243)	(10,677,026)	(80,457,587)

Net increase (decrease)	(1,677,561)	$(10,262,813)	16,337,089	$122,059,010

	Year Ended May 31, 2019[4]		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class R5[3]
Sold	1,508	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	1,508	$10,000	—	$—

Class R6
Sold	641,294	$4,302,870	1,771,836	$13,319,343
Dividends and/or distributions reinvested	71,688	476,744	103,975	780,106
Redeemed	(506,738)	(3,374,556)	(1,889,686)	(14,453,279)

Net increase (decrease)	206,244	$1,405,058	(13,875)	$(353,830)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

     In addition, 9% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether

58      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

all or any portion of the shares owned of record by these entities are also owned beneficially.

3. Commencement date after the close of business on May 24, 2019.

4. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 10 - Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Note 11 - Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Emerging Markets Local Debt Fund to Invesco Emerging Markets Local Debt Fund.

59      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends.

For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

60      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

61      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

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Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

62      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

63      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

INVESCO’S PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

64      INVESCO OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

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Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-EMLD-SAR-1 06272020

Semiannual Report to Shareholders	April 30, 2020
Invesco Oppenheimer Emerging Markets Innovators Fund
Nasdaq:
A: EMIAX ∎ C: EMVCX ∎ R: EMIRX ∎ Y: EMIYX ∎ R5: EMIMX ∎ R6: EMVIX

2	Letters to Shareholders
3	Fund Performance
5	Liquidity Risk Management Program
6	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
17	Fund Expenses

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Oppenheimer Emerging Markets Innovators Fund

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, October 31, 2019 to April 30, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–12.01%
Class C Shares	–12.28
Class R Shares	–12.06
Class Y Shares	–11.88
Class R5 Shares	–11.80
Class R6 Shares	–11.78
MSCI Emerging Markets Mid Cap Index▼	–16.77
Source(s): ▼RIMES Technologies Corp.

The MSCI Emerging Markets Mid Cap Index is designed to measure equity market performance of mid-capitalization companies in emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their in-sights about market and economic news and trends.

3	Invesco Oppenheimer Emerging Markets Innovators Fund

Average Annual Total Returns
As of 4/30/20, including maximum applicable sales charges

Class A Shares
Inception (6/30/14)	–2.38%
5 Years	–2.01
1 Year	–15.58

Class C Shares
Inception (6/30/14)	–2.18%
5 Years	–1.64
1 Year	–12.19

Class R Shares
Inception (6/30/14)	–1.69%
5 Years	–1.16
1 Year	–10.85

Class Y Shares
Inception (6/30/14)	–1.19%
5 Years	–0.64
1 Year	–10.44

Class R5 Shares
Inception	–1.38%
5 Years	–0.83
1 Year	–10.34

Class R6 Shares
Inception (6/30/14)	–0.99%
5 Years	–0.44
1 Year	–10.26

Effective May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the Oppenheimer Emerging Markets Innovators Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Innovators Fund (the Fund). Returns shown above, prior to May 24, 2019, for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 24, 2019. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Oppenheimer Emerging Markets Innovators Fund

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

5	Invesco Oppenheimer Emerging Markets Innovators Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.32%
Argentina–0.95%
Globant S.A.(a)	41,177	$4,762,944

Brazil–10.61%
Arezzo Industria e Comercio S.A.	622,000	4,861,252
Linx S.A.	800,140	3,194,439
Lojas Americanas S.A., Preference Shares	3,761,668	17,210,743
Lojas Renner S.A.	644,700	4,551,395
Odontoprev S.A.	1,629,586	4,495,079
Pagseguro Digital Ltd., Class A(a)	739,609	18,734,296
		53,047,204

Chile–3.15%
Banco de Chile	62,064,594	5,471,259
Falabella S.A.	3,764,216	10,279,569
		15,750,828

China–34.86%
Baozun, Inc., ADR(a)	563,733	17,949,259
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	1,828,000	7,063,557
HOSA International Ltd.(a)(c)	6,382,000	1
Huazhu Group Ltd., ADR	531,691	19,146,193
Innovent Biologics, Inc.(a)(b)	3,376,500	16,645,142
Kerry Logistics Network Ltd.	7,005,500	9,493,074
Kingdee International Software Group Co. Ltd.	5,414,300	7,762,025
New Oriental Education & Technology Group, Inc., ADR(a)	41,405	5,285,762
OneConnect Financial Technology Co. Ltd., ADR(a)	485,961	4,883,908
Silergy Corp.	274,000	10,892,062
SITC International Holdings Co. Ltd.	9,804,000	9,613,035
Sunny Optical Technology Group Co. Ltd.	441,200	6,113,310
TAL Education Group, ADR(a)	59,279	3,212,329
Tencent Music Entertainment Group, ADR(a)	388,277	4,430,241
Venus MedTech Hangzhou, Inc., H Shares(a)(b)	1,258,655	8,552,891
Wuxi Biologics Cayman, Inc.(a)(b)	559,500	8,676,766
Yum China Holdings, Inc.(a)	560,985	27,185,333
Zhongsheng Group Holdings Ltd.	1,856,789	7,393,078
		174,297,966

Colombia–1.04%
Banco Davivienda S.A., Preference Shares	719,480	5,219,365

Egypt–2.57%
Cairo Investment & Real Estate Development Co. SAE	3,920,107	2,986,748
Commercial International Bank Egypt S.A.E.	1,516,267	6,155,897
Eastern Co. S.A.E.	4,812,750	3,703,526
		12,846,171

	Shares	Value
Greece–1.46%
JUMBO S.A.	465,958	$7,313,715

Hong Kong–0.68%
Hongkong & Shanghai Hotels Ltd. (The)	3,707,000	3,393,520

India–9.48%
Bandhan Bank Ltd.(b)	1,786,455	6,156,160
Cholamandalam Investment and Finance
Co. Ltd.	1,688,034	3,545,321
CRISIL Ltd.	217,580	4,203,336
Havells India Ltd.	405,312	3,023,706
ICICI Lombard General Insurance Co. Ltd.(b)	188,229	3,215,337
Oberoi Realty Ltd.	1,487,231	6,811,059
United Spirits Ltd.(a)	701,656	4,993,783
Voltas Ltd.	1,468,749	9,817,237
Zee Entertainment Enterprises Ltd.	2,670,794	5,606,252
		47,372,191

Indonesia–5.43%
PT Ace Hardware Indonesia Tbk	122,496,900	12,506,528
PT Semen Indonesia (Persero) Tbk	10,084,500	5,383,086
PT Unilever Indonesia Tbk	16,689,700	9,231,656
		27,121,270

Mexico–3.32%
Alsea S.A.B. de C.V.(a)	10,932,070	9,012,913
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, ADR	974,370	2,699,005
Regional S.A.B. de C.V.	1,989,523	4,876,193
		16,588,111

Nigeria–0.44%
Guaranty Trust Bank PLC	41,251,238	2,221,207

Peru–2.33%
Credicorp Ltd.	57,083	8,506,509
Intercorp Financial Services, Inc.	125,283	3,149,614
		11,656,123

Philippines–2.48%
Ayala Corp.	436,510	4,953,725
International Container Terminal Services, Inc.	2,476,770	4,373,804
Philippine Seven Corp.	375,022	916,007
San Miguel Food and Beverage, Inc.	1,822,410	2,125,586
SM Prime Holdings, Inc.	43,900	26,197
		12,395,319

Russia–6.95%
Polyus PJSC, GDR(b)	52,000	4,235,400
TCS Group Holding PLC, GDR(b)	445,347	6,190,323
TCS Group Holding PLC, GDR	94,578	1,316,213
Yandex N.V., Class A(a)	608,284	22,980,970
		34,722,906

South Korea–5.51%
Samsung Biologics Co. Ltd.(a)(b)	57,618	27,559,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Oppenheimer Emerging Markets Innovators Fund

	Shares	Value
Taiwan–4.66%
Largan Precision Co. Ltd.	51,000	$6,967,033
Largan Precision Co. Ltd.	4,000	552,856
President Chain Store Corp.	732,000	7,552,490
Voltronic Power Technology Corp.	346,778	8,229,793
		23,302,172

Thailand–0.38%
Airports of Thailand PCL, Foreign Shares	993,000	1,894,409

Turkey–2.02%
BIM Birlesik Magazalar A.S.	598,408	4,741,071
Turkiye Garanti Bankasi A.S.	4,559,768	5,372,789
		10,113,860

	Shares	Value
United Arab Emirates–0.00%
NMC Health PLC(c)	239,387	$3
Total Common Stocks & Other Equity Interests (Cost $510,768,048)		491,578,560

Money Market Funds–1.21%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%(d)(e) (Cost $6,047,361)	6,047,361	6,047,361
TOTAL INVESTMENTS IN SECURITIES–99.53% (Cost $516,815,409)		497,625,921
OTHER ASSETS LESS LIABILITIES–0.47%		2,359,686
NET ASSETS–100.00%		$499,985,607

Investment Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $88,294,852, which represented 17.66% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended April 30, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$38,085,651	$142,648,868	$(174,687,158)	$-	$-	$6,047,361	$185,238

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2020

Consumer Discretionary	30.46%
Health Care	14.60
Financials	13.66
Information Technology	12.77
Industrials	10.28
Consumer Staples	6.65
Communication Services	6.60
Other Sectors, Each Less than 2% of Net Assets	3.29
Money Market Funds Plus Other Assets Less Liabilities	1.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Oppenheimer Emerging Markets Innovators Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $510,768,048)	$491,578,560
Investments in affiliated money market funds, at value (Cost $6,047,361)	6,047,361
Cash	300,036
Foreign currencies, at value (Cost $788,950)	780,708
Receivable for:
Investments sold	8,616,693
Fund shares sold	85,140
Dividends	1,015,334
Investment for trustee deferred compensation and retirement plans	6,853
Other assets	149,253
Total assets	508,579,938

Liabilities:
Payable for:
Investments purchased	6,532,051
Fund shares reacquired	1,541,103
Accrued foreign taxes	43,317
Accrued fees to affiliates	134,389
Accrued other operating expenses	336,618
Trustee deferred compensation and retirement plans	6,853
Total liabilities	8,594,331
Net assets applicable to shares outstanding	$499,985,607

Net assets consist of:
Shares of beneficial interest	$536,783,906
Distributable earnings (loss)	(36,798,299)
$499,985,607

Net Assets:
Class A	$65,269,856
Class C	$19,770,265
Class R	$7,090,517
Class Y	$159,748,525
Class R5	$9,641
Class R6	$248,096,803
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,127,215
Class C	2,250,427
Class R	784,472
Class Y	17,230,472
Class R5	1,049
Class R6	26,499,139
Class A:
Net asset value per share	$9.16
Maximum offering price per share
(Net asset value of $9.16 ÷ 94.50%)	$9.69
Class C:
Net asset value and offering price per share	$8.79
Class R:
Net asset value and offering price per share	$9.04
Class Y:
Net asset value and offering price per share	$9.27
Class R5:
Net asset value and offering price per share	$9.19
Class R6:
Net asset value and offering price per share	$9.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Oppenheimer Emerging Markets Innovators Fund

Statement of Operations

For the six months ended April 30, 2020

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $320,263)	$3,040,704
Dividends from affiliated money market funds	185,238
Total investment income	3,225,942

Expenses:
Advisory fees	3,342,462
Administrative services fees	42,454
Custodian fees	207,938
Distribution fees:
Class A	94,863
Class C	121,245
Class R	19,555
Transfer agent fees – A, C, R and Y	276,664
Transfer agent fees – R5	3
Transfer agent fees – R6	1,402
Trustees’ and officers’ fees and benefits	1,186
Registration and filing fees	31,719
Reports to shareholders	18,176
Professional services fees	29,633
Other	8,841
Total expenses	4,196,141
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(16,606)
Net expenses	4,179,535
Net investment income (loss)	(953,593)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (net of foreign taxes of $1,531,072)	50,336,816
Foreign currencies	162,597
50,499,413
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $1,698,652)	(126,214,206)
Foreign currencies	1,793,662
(124,420,544)
Net realized and unrealized gain (loss)	(73,921,131)
Net increase (decrease) in net assets resulting from operations	$(74,874,724)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Oppenheimer Emerging Markets Innovators Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2020, period ended October 31, 2019, and the year ended August 31, 2019

(Unaudited)

	Six Months Ended April 30, 2020	Two Months Ended October 31, 2019	Year Ended August 31, 2019
Operations:
Net investment income (loss)	$(953,593)	$(404,357)	$(167,895)
Net realized gain (loss)	50,499,413	11,321,736	(56,989,656)
Change in net unrealized appreciation (depreciation)	(124,420,544)	23,195,569	41,795,257
Net increase (decrease) in net assets resulting from operations	(74,874,724)	34,112,948	(15,362,294)

Share transactions–net:
Class A	(9,030,257)	(1,176,936)	(12,295,214)
Class C	(3,538,463)	(1,643,660)	(9,155,459)
Class R	90,909	73,076	992,778
Class Y	(29,124,962)	(7,955,725)	(53,894,034)
Class R5	–	–	10,000
Class R6	(11,156,399)	(994,222)	165,025,902
Net increase (decrease) in net assets resulting from share transactions	(52,759,172)	(11,697,467)	90,683,973
Net increase (decrease) in net assets	(127,633,896)	22,415,481	75,321,679

Net assets:
Beginning of period	627,619,503	605,204,022	529,882,343
End of period	$499,985,607	$627,619,503	$605,204,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Oppenheimer Emerging Markets Innovators Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/20	$10.41	$(0.03)	$(1.22)	$(1.25)	$—	$—	$—	$9.16	(12.01)%	$65,270	1.66	%(e)	1.66	%(e)	(0.57	)%(e)	46%
Two months ended 10/31/19	9.85	(0.01)	0.57	0.56	—	—	—	10.41	5.69	83,842	1.68	(f)	1.68	(f)	(0.63	)(f)	20
Year ended 08/31/19	10.38	(0.02)	(0.51)	(0.53)	—	—	—	9.85	(5.11)	80,454	1.71		1.71		(0.25)		36
Year ended 08/31/18	10.67	(0.02)	(0.25)	(0.27)	(0.02)	—	(0.02)	10.38	(2.52)	97,641	1.70		1.70		(0.18)		24
Year ended 08/31/17	8.87	(0.03)	1.83	1.80	—	—	—	10.67	20.29	84,324	1.77		1.77		(0.35)		23
Year ended 08/31/16	8.22	(0.03)	0.68	0.65	—	—	—	8.87	7.91	64,713	1.75		1.75		(0.31)		26
Year ended 08/31/15	9.93	(0.02)	(1.67)	(1.69)	(0.01)	(0.01)	(0.02)	8.22	(17.10)	41,993	1.71		1.71		(0.21)		34
Class C
Six months ended 04/30/20	10.02	(0.06)	(1.17)	(1.23)	—	—	—	8.79	(12.28)	19,770	2.42	(e)	2.42	(e)	(1.33	)(e)	46
Two months ended 10/31/19	9.49	(0.02)	0.55	0.53	—	—	—	10.02	5.58	26,427	2.44	(f)	2.44	(f)	(1.40	)(f)	20
Year ended 08/31/19	10.09	(0.09)	(0.51)	(0.60)	—	—	—	9.49	(5.95)	26,661	2.45		2.45		(1.01)		36
Year ended 08/31/18	10.42	(0.10)	(0.23)	(0.33)	—	—	—	10.09	(3.17)	38,156	2.46		2.46		(0.94)		24
Year ended 08/31/17	8.74	(0.10)	1.78	1.68	—	—	—	10.42	19.22	30,168	2.52		2.52		(1.11)		23
Year ended 08/31/16	8.16	(0.09)	0.67	0.58	—	—	—	8.74	7.24	19,616	2.50		2.50		(1.10)		26
Year ended 08/31/15	9.92	(0.08)	(1.67)	(1.75)	—	(0.01)	(0.01)	8.16	(17.80)	10,795	2.69		2.69		(0.88)		34
Class R
Six months ended 04/30/20	10.28	(0.04)	(1.20)	(1.24)	—	—	—	9.04	(12.06)	7,091	1.92	(e)	1.92	(e)	(0.83	)(e)	46
Two months ended 10/31/19	9.73	(0.01)	0.56	0.55	—	—	—	10.28	5.65	8,012	1.94	(f)	1.94	(f)	(0.90	)(f)	20
Year ended 08/31/19	10.29	(0.05)	(0.51)	(0.56)	—	—	—	9.73	(5.44)	7,516	1.95		1.95		(0.51)		36
Year ended 08/31/18	10.59	(0.05)	(0.24)	(0.29)	(0.01)	—	(0.01)	10.29	(2.77)	6,884	1.97		1.97		(0.45)		24
Year ended 08/31/17	8.83	(0.05)	1.81	1.76	—	—	—	10.59	19.93	3,606	2.03		2.03		(0.55)		23
Year ended 08/31/16	8.20	(0.05)	0.68	0.63	—	—	—	8.83	7.68	1,692	2.02		2.02		(0.60)		26
Year ended 08/31/15	9.93	(0.03)	(1.69)	(1.72)	—	(0.01)	(0.01)	8.20	(17.38)	966	2.24		2.24		(0.36)		34
Class Y
Six months ended 04/30/20	10.52	(0.02)	(1.23)	(1.25)	—	—	—	9.27	(11.88)	159,749	1.42	(e)	1.42	(e)	(0.33	)(e)	46
Two months ended 10/31/19	9.95	(0.01)	0.58	0.57	—	—	—	10.52	5.73	216,384	1.44	(f)	1.44	(f)	(0.40	)(f)	20
Year ended 08/31/19	10.47	(0.00)	(0.52)	(0.52)	—	—	—	9.95	(4.97)	212,530	1.46		1.46		(0.00)		36
Year ended 08/31/18	10.75	0.01	(0.25)	(0.24)	(0.04)	—	(0.04)	10.47	(2.23)	281,465	1.46		1.46		0.06		24
Year ended 08/31/17	8.92	(0.01)	1.84	1.83	—	—	—	10.75	20.52	193,261	1.52		1.52		(0.10)		23
Year ended 08/31/16	8.24	(0.00)	0.68	0.68	—	—	—	8.92	8.25	162,599	1.50		1.50		(0.03)		26
Year ended 08/31/15	9.94	0.01	(1.68)	(1.67)	(0.02)	(0.01)	(0.03)	8.24	(16.92)	68,697	1.72		1.72		0.14		34
Class R5
Six months ended 04/30/20	10.42	(0.01)	(1.22)	(1.23)	—	—	—	9.19	(11.80)	10	1.29	(e)	1.29	(e)	(0.20	)(e)	46
Two months ended 10/31/19	9.86	(0.00)	0.56	0.56	—	—	—	10.42	5.68	11	1.31	(f)	1.31	(f)	(0.26	)(f)	20
Period ended 08/31/19(g)	9.53	0.00	0.33	0.33	—	—	—	9.86	3.46	10	1.28	(f)	1.28	(f)	0.15	(f)	36
Class R6
Six months ended 04/30/20	10.61	(0.01)	(1.24)	(1.25)	—	—	—	9.36	(11.78)	248,097	1.24	(e)	1.24	(e)	(0.15	)(e)	46
Two months ended 10/31/19	10.04	(0.00)	0.57	0.57	—	—	—	10.61	5.68	292,944	1.27	(f)	1.27	(f)	(0.22	)(f)	20
Year ended 08/31/19	10.54	0.02	(0.52)	(0.50)	—	—	—	10.04	(4.74)	278,033	1.27		1.27		0.18		36
Year ended 08/31/18	10.82	0.03	(0.25)	(0.22)	(0.06)	—	(0.06)	10.54	(2.06)	105,736	1.29		1.29		0.26		24
Year ended 08/31/17	8.96	0.03	1.83	1.86	—	—	—	10.82	20.89	23,879	1.32		1.32		0.30		23
Year ended 08/31/16	8.26	0.06	0.64	0.70	—	—	—	8.96	8.35	7,332	1.33		1.33		0.65		26
Year ended 08/31/15	9.94	0.05	(1.70)	(1.65)	(0.02)	(0.01)	(0.03)	8.26	(16.68)	102	1.60		1.60		0.54		34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $78,154, $24,382, $7,865, $203,684, $11 and $281,997 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Oppenheimer Emerging Markets Innovators Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

12	Invesco Oppenheimer Emerging Markets Innovators Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

13	Invesco Oppenheimer Emerging Markets Innovators Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	1.150%
Next $500 million	1.100%
Next $4 billion	1.050%
Over $5 billion	1.000%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 1.14%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.70%, 2.46%, 1.98%, 1.45%, 1.30% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $13,265.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six-month period ended April 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $18,207 in front-end sales commissions from the sale of Class A shares and $0 and $513 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

 Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss  severities, default rates, discount rates, volatilities and others.

Level 3 –

 Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable  inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

14	Invesco Oppenheimer Emerging Markets Innovators Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$4,762,944	$–	$–	$4,762,944
Brazil	53,047,204	–	–	53,047,204
Chile	15,750,828	–	–	15,750,828
China	82,093,025	92,204,940	1	174,297,966
Colombia	5,219,365	–	–	5,219,365
Egypt	6,690,274	6,155,897	–	12,846,171
Greece	–	7,313,715	–	7,313,715
Hong Kong	–	3,393,520	–	3,393,520
India	–	47,372,191	–	47,372,191
Indonesia	–	27,121,270	–	27,121,270
Mexico	16,588,111	–	–	16,588,111
Nigeria	–	2,221,207	–	2,221,207
Peru	11,656,123	–	–	11,656,123
Philippines	–	12,395,319	–	12,395,319
Russia	33,406,693	1,316,213	–	34,722,906
South Korea	–	27,559,276	–	27,559,276
Taiwan	552,856	22,749,316	–	23,302,172
Thailand	–	1,894,409	–	1,894,409
Turkey	–	10,113,860	–	10,113,860
United Arab Emirates	–	–	3	3
Money Market Funds	6,047,361	–	–	6,047,361
Total Investments	$235,814,784	$261,811,133	$4	$497,625,921

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,341.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$–	$65,369,315	$65,369,315

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

15	Invesco Oppenheimer Emerging Markets Innovators Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $259,595,759 and $281,015,167, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$78,844,033

Aggregate unrealized (depreciation) of investments	(99,818,152)

Net unrealized appreciation (depreciation) of investments	$(20,974,119)

Cost of investments for tax purposes is $518,600,040.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Two Months Ended		Year ended
	April 30, 2020(a)		October 31, 2019		August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	745,512	$7,734,912	215,833	$2,144,231	2,831,685	$27,135,496

Class C	160,376	1,572,880	37,728	365,110	675,184	6,281,216

Class R	108,588	1,091,859	26,562	264,114	298,488	2,854,027

Class Y	2,009,122	19,749,933	354,784	3,603,679	9,320,886	88,483,577

Class R5(b)	-	-	-	-	1,049	10,000

Class R6	780,690	7,484,348	242,449	2,459,925	20,331,432	191,144,970

Automatic conversion of Class C shares to Class A shares:
Class A	27,431	261,473	67,125	671,440	-	-

Class C	(28,566)	(261,473)	(69,640)	(671,440)	-	-

Reacquired:
Class A	(1,703,490)	(17,026,642)	(394,543)	(3,992,607)	(4,065,625)	(39,430,710)

Class C	(519,300)	(4,849,870)	(138,315)	(1,337,330)	(1,649,989)	(15,436,675)

Class R	(103,426)	(1,000,950)	(19,331)	(191,038)	(195,415)	(1,861,249)

Class Y	(5,348,457)	(48,874,895)	(1,139,324)	(11,559,404)	(14,855,717)	(142,377,611)

Class R6	(1,881,313)	(18,640,747)	(338,100)	(3,454,147)	(2,667,474)	(26,119,068)

Net increase (decrease) in share activity	(5,752,833)	$(52,759,172)	(1,154,772)	$(11,697,467)	10,024,504	$90,683,973

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 27% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 11–Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Emerging Markets Innovators Fund to Invesco Emerging Markets Innovators Fund.

16	Invesco Oppenheimer Emerging Markets Innovators Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019 through April 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/20)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$879.90	$7.76	$1,016.61	$8.32	1.66%

Class C	1,000.00	877.20	11.29	1,012.83	12.11	2.42

Class R	1,000.00	879.40	8.97	1,015.32	9.62	1.92

Class Y	1,000.00	881.20	6.64	1,017.80	7.12	1.42

Class R5	1,000.00	882.00	6.04	1,018.45	6.47	1.29

Class R6	1,000.00	882.20	5.80	1,018.70	6.22	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period November 1, 2019 through April 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17	Invesco Oppenheimer Emerging Markets Innovators Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMI-SAR-1

Semiannual Report	4/30/20

Invesco Oppenheimer
Fundamental Alternatives Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/20

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	HFRX Global Hedge Fund Index

6-Month	-1.89%	-7.28%	-2.01%

1-Year	-1.92	-7.31	0.79

5-Year	0.63	-0.51	-0.12

10-Year	1.92	1.34	0.44

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses.

2      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Portfolio Positioning

LONG/SHORT CREDIT

	Long	Short	Net
Corporate Bonds & Hybrid Securities	4.4%	-1.1%	3.3%
Asset Backed Securities	13.1	-	13.1
Catastrophe Bonds	0.8	-	0.8
Bank Loans	4.7	-	4.7
Relative Value	4.5	-4.7	-0.2
Total	27.5%	-5.8%	21.7%
LONG/SHORT EQUITY

	Long	Short	Net
Common Stocks	34.9%	-21.4%	13.5%
FX Hedges for Equities	-	-1.4	-1.4
Equity Options	1.2	-	1.2
Other Equity Derivatives	-	-1.2	-1.2
Total	36.1%	-24.0%	12.1%
LONG/SHORT MACRO

	Long	Short	Net
Commodities	9.4%	-%	9.4%
Currencies	0.8	-8.5	-7.8
Rates	-	-0.4	-0.4
Sovereign Debt	2.0	-4.5	-2.5
Total	12.2%	-13.4%	-1.2%
CASH

	Long	Short	Net
Collateral Cash at Prime Broker	29.6%	-%	29.6%
Portfolio Cash	19.8	-	19.8
Total	49.4%	-%	49.4%
TOTAL PORTFOLIO

	Long	Short	Net
Total	125.2%	-43.2%	82.0%

Holdings and allocations are subject to change and are not buy/sell recommendations. Holdings are dollar weighted based on net assets. Percentages are as of April 30, 2020. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return.

Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

4      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/2020

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-1.89	-1.92	0.63	1.92
Class C (QOPCX)	9/1/93	-2.27	-2.73	-0.15	1.14
Class R (QOPNX)	3/1/01	-2.03	-2.19	0.36	1.63
Class Y (QOPYX)	12/16/96	-1.79	-1.72	0.86	2.18
Class R5 (FDATX)[1]	5/24/19	-1.70	-1.59	0.69	1.95
Class R6 (QOPIX)[2]	2/28/13	-1.70	-1.56	1.04	2.67[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/2020

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-7.28	-7.31	-0.51	1.34
Class C (QOPCX)	9/1/93	-3.24	-3.69	-0.15	1.14
Class R (QOPNX)	3/1/01	-2.03	-2.19	0.36	1.63
Class Y (QOPYX)	12/16/96	-1.79	-1.72	0.86	2.18
Class R5 (FDATX) [1]	5/24/19	-1.70	-1.59	0.69	1.95
Class R6 (QOPIX) [2]	2/28/13	-1.70	-1.56	1.04	2.67[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. After the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after the close of business on May 24, 2019, the returns of the fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the

5      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

6      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Actual	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During 6 Months Ended April 30, 2020
Class A	$ 1,000.00	$ 981.10	$ 7.96
Class C	1,000.00	977.30	11.77
Class R	1,000.00	979.70	9.25
Class Y	1,000.00	982.10	6.77
Class R5	1,000.00	983.00	6.13
Class R6	1,000.00	983.00	5.88

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,016.86	8.11
Class C	1,000.00	1,013.03	11.98
Class R	1,000.00	1,015.56	9.41
Class Y	1,000.00	1,018.05	6.90
Class R5	1,000.00	1,018.70	6.24
Class R6	1,000.00	1,018.95	5.99

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2020 are as follows:

Class	Expense Ratios
Class A	1.61%
Class C	2.38
Class R	1.87
Class Y	1.37
Class R5	1.24
Class R6	1.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS April 30, 2020 Unaudited

	Shares	Value
Common Stocks—32.3%
Consumer Discretionary—3.9%
Entertainment—0.0%
Deluxe Entertainment Services Group, Inc.[1]	9,343	$8,955
Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.[2]	47,146	8,842,704
Interactive Media & Services—1.7%
Alphabet, Inc., Cl. A1,2	9,736	13,111,471
Media—0.0%
Catalina Marketing Corp. (Pacifico, Inc.)[1]	1,362	4,086
Multiline Retail—0.2%
Dollar Tree, Inc.[1]	16,298	1,298,462
Specialty Retail—0.9%
Gymboree Corp. (The)[1,3]	4,118	—
Gymboree Holding Corp.[1,3]	11,737	—
Lowe’s Cos., Inc.	69,479	7,277,925
		7,277,925
Textiles, Apparel & Luxury Goods—0.0%
Sunguard Equity[1]	225	675
Consumer Staples—1.7%
Household Products—0.2%
Reynolds Consumer Products, Inc.	48,606	1,576,293
Tobacco—1.5%
Philip Morris International, Inc.[2]	158,827	11,848,494
Energy—0.9%
Energy Equipment & Services—0.0%
Schlumberger Ltd.	31,211	524,969
Oil, Gas & Consumable Fuels—0.9%
Ascent Resources - Marcellus LLC, Cl. A1	30,363	13,739
Chevron Corp.	10,847	997,924
Concho Resources, Inc.	18,867	1,070,136
ConocoPhillips	16,422	691,366
EOG Resources, Inc.	13,461	639,532
Pioneer Natural Resources Co.	7,081	632,404
Sabine Oil & Gas Holdings, Inc.	115	1,852
Southcross Energy Partners LP1	68,466	45,530
Southcross Energy Partners LP1	19,728	27,126
Southcross Energy Partners LP1	10,819	1,623
Sunrise Oil & Gas, Inc., Cl. A1	4,631	30,102
Templar Energy, Cl. A1	9,620	770

10      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
TOTAL SA, Sponsored ADR	36,605	$1,286,666
Valero Energy Corp.	24,006	1,520,780
		6,959,550
Financials—2.9%
Capital Markets—0.6%
Goldman Sachs Group, Inc. (The)[2]	18,521	3,397,122
Raymond James Financial, Inc.	19,750	1,301,920
		4,699,042
Commercial Banks—0.9%
JPMorgan Chase & Co.	60,297	5,774,041
PNC Financial Services Group, Inc. (The)	10,813	1,153,422
		6,927,463
Diversified Financial Services—0.0%
Crossmark Holdings, Inc.[1]	809	47,529
Insurance—1.4%
Allstate Corp. (The)	41,477	4,219,040
Chubb Ltd.[2]	45,388	4,902,358
Progressive Corp. (The)	23,444	1,812,221
		10,933,619
Health Care—7.7%
Health Care Equipment & Supplies—1.5%
Abbott Laboratories	56,117	5,167,814
Alcon, Inc.[1]	19,553	1,032,594
Medtronic plc[2]	58,724	5,733,224
		11,933,632
Health Care Providers & Services—3.3%
AMN Healthcare Services, Inc.[1]	48,579	2,282,241
Cigna Corp.	30,655	6,001,636
Premier, Inc., Cl. A1	147,931	4,905,392
Quest Diagnostics, Inc.	50,656	5,577,732
UnitedHealth Group, Inc.[2]	26,233	7,672,366
		26,439,367
Pharmaceuticals—2.9%
Merck & Co., Inc.	80,521	6,388,536
Mylan NV1	210,171	3,524,568
Novartis AG, Sponsored ADR	73,708	6,245,279
Roche Holding AG	18,792	6,536,394
		22,694,777
Industrials—5.1%
Aerospace & Defense—3.0%
L3Harris Technologies, Inc.	30,994	6,003,538

11      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
Aerospace & Defense (Continued)
Lockheed Martin Corp.	22,092	$8,595,114
Northrop Grumman Corp.	24,849	8,216,819
Raytheon Technologies Corp.	12,283	796,061
		23,611,532
Air Freight & Couriers—0.2%
FedEx Corp.	14,008	1,775,794
Commercial Services & Supplies—0.7%
Republic Services, Inc., Cl. A	67,897	5,319,051
Electrical Equipment—0.6%
AMETEK, Inc.	16,113	1,351,397
Eaton Corp. plc	40,638	3,393,273
		4,744,670
Industrial Conglomerates—0.3%
Honeywell International, Inc.	18,744	2,659,774
Machinery—0.3%
Stanley Black & Decker, Inc.	21,716	2,393,103
Marine—0.0%
Harvey Gulf International Marine LLC[1]	731	5,726
Information Technology—5.7%
Communications Equipment—1.0%
Cisco Systems, Inc.[2]	186,140	7,888,613
Semiconductors & Semiconductor Equipment—2.6%
ASML Holding NV	18,895	5,449,885
QUALCOMM, Inc.[2]	54,846	4,314,735
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	175,125	9,304,391
Xilinx, Inc.	16,136	1,410,286
		20,479,297
Software—1.0%
Fusion[1]	1	3
Microsoft Corp.	44,490	7,973,053
		7,973,056
Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.[2]	30,557	8,977,647
Materials—1.7%
Chemicals—0.3%
Celanese Corp., Cl. A	24,091	2,001,239

12      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Containers & Packaging—1.0%
Avery Dennison Corp.	25,138	$2,774,984
Packaging Corp. of America	29,361	2,837,741
Sonoco Products Co.	53,150	2,595,846
		8,208,571
Metals & Mining—0.4%
Southern Copper Corp.	52,779	1,712,151
Steel Dynamics, Inc.	62,594	1,519,156
		3,231,307
Telecommunication Services—1.5%
Diversified Telecommunication Services—1.5%
Verizon Communications, Inc.[2]	202,911	11,657,237
Utilities—1.2%
Electric Utilities—0.6%
American Electric Power Co., Inc.	48,369	4,019,948
Xcel Energy, Inc.[2]	10,249	651,426
		4,671,374
Multi-Utilities—0.6%
CMS Energy Corp.	77,142	4,404,037
Total Common Stocks (Cost $189,890,931)		255,131,041
	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Exp. 12/31/49	7,861	236
Fusion Wts., Exp. 1/14/40	6,073	15,122
Total Rights, Warrants and Certificates (Cost $62,019)		15,358

	Principal Amount
Asset-Backed Securities—12.0%
Home Equity Loans—11.3%
Accredited Mortgage Loan Trust, Series 2005-3, Cl. M3, 0.967% [US0001M+48], 9/25/35[4]	$ 3,398,720	3,156,819
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.267% [US0001M+78], 6/25/35[4]	1,730,689	1,716,765
Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 1.132% [US0001M+64.5], 4/25/34[4]	3,558,338	3,353,069
Citigroup Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2004-OPT1, Cl. M3, 1.432% [US0001M+94.5], 10/25/34[4]	1,246,680	1,178,857
First NLC Trust, Series 2005-4, Cl. A4, 0.877% [US0001M+39], 2/25/36[4]	7,409,174	6,996,103
GSAMP Trust:
Series 2005-HE4,Cl. M3, 1.267% [US0001M+78], 7/25/45[4]	3,300,000	2,998,385
Series 2005-HE5,Cl. M3, 0.947% [US0001M+46], 11/25/35[4]	8,121,777	7,623,662
Series 2007-HS1,Cl. M4, 2.737% [US0001M+225], 2/25/47[4]	6,600,000	6,406,687
Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.252% [US0001M+76.5], 11/25/35[4]	348,811	347,965

13      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Home Equity Loans (Continued)

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.937% [US0001M+45], 12/25/35[4]	$1,552,114	$1,536,522

JP Morgan Mortgage Acquisition Trust:

Series 2006-HE2,Cl. M1, 0.787% [US0001M+30], 7/25/36[4]	5,812,000	4,857,351
Series 2007-CH1,Cl. MV8, 1.487% [US0001M+100], 11/25/36[4]	5,400,000	4,870,557

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 1.222% [US0001M+73.5], 6/25/35[4]	5,500,000	5,370,342

Park Place Securities, Inc. Asset Backed Pass-Through Certificates, Series 2005-WCW3, Cl. M1, 0.967% [US0001M+48], 8/25/35[4]	2,247,455	2,208,843

RAMP Trust:
Series 2005-RS2,Cl. M4, 1.207% [US0001M+72], 2/25/35[4]	3,724,737	3,681,716
Series 2006-EFC1,Cl. M2, 0.887% [US0001M+40], 2/25/36[4]	5,490,000	5,222,165
Series 2006-NC3,Cl. A3, 0.757% [US0001M+27], 3/25/36[4]	10,587,128	10,402,864

RASC Series Trust:
Series 2005-KS8,Cl. M5, 1.127% [US0001M+64], 8/25/35[4]	2,993,634	2,802,051
Series 2006-KS2,Cl. M2, 0.877% [US0001M+39], 3/25/36[4]	14,625,000	14,084,162

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 0.807% [US0001M+32], 5/25/37[4,5]	1,102,973	1,098,870
		89,913,755

Loans—0.7%

Centex Home Equity Loan Trust, Series 2005-D, Cl. M5, 1.127% [US0001M+64], 10/25/35[4]	1,281,000	1,140,406

Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 1.222% [US0001M+73.5], 8/25/35[4]	778,762	775,110

Merlin Aviation Holdings DAC, Series 2016-1, Cl. A, 4.50%, 12/15/32[5,6]	3,975,878	3,351,355

		5,266,871
Total Asset-Backed Securities (Cost $87,145,118)		95,180,626

Mortgage-Backed Obligations—0.4%

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.352%, 4/21/34[6]	124,726	119,885

Opteum Mortgage Acceptance Corp. Trust, Series 2006-1, Cl. 1AC2, 0.837% [US0001M+35], 4/25/36[4]	3,632,332	3,156,526
Total Mortgage-Backed Obligations (Cost $3,604,457)		3,276,411

Non-Convertible Corporate Bonds and Notes—4.4%

Atmos Re DAC, 4.50% [EUR003M+450] Unsec. Nts., 2/14/22[4,5]	200,000	3,014

Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[4,7]	8,583,000	8,951,168

Citigroup, Inc., 5.90% [US0003M+423] Jr. Sub. Perpetual Bonds[4,7]	8,920,000	9,020,350

Goldman Sachs Group, Inc. (The), 5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[4,7]	9,191,000	8,538,117

iHeartCommunications, Inc., 4.75% Sr. Sec. Nts., 1/15/28[5]	20,000	17,393
International Bank for Reconstruction & Development:
3.992% [US0003M+250] Sr. Unsec. Nts., 2/15/21[4,5]	1,250,000	1,226,937
4.492% [US0003M+300] Sr. Unsec. Nts., 2/15/21[4,5]	1,000,000	975,150

14      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/26[5]	$3,177,000	$2,636,910

Wells Fargo Bank NA, 1.608% [US0003M+51] Sr. Unsec. Nts., 10/22/21[4]	3,728,000	3,706,464

Total Non-Convertible Corporate Bonds and Notes (Cost $37,667,374)		35,075,503

Corporate Loans—8.7%

Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00% [LIBOR12+300], 7/12/24[8,9]	4,775,510	4,520,617

Ascent Resources—Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50% [LIBOR12+650], 3/30/23[8,9]	16,906	14,398

Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.20% [LIBOR4+175], 6/1/24[8,9]	9,560,422	9,329,394

Cast & Crew Payroll LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.16% [LIBOR12+375], 2/9/26[8,9]	40,640	34,910

CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.20% [LIBOR4+375], 7/8/22[8,9]	99,019	47,054

CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.654% [LIBOR12+225], 3/15/27[8,9]	1,995,000	1,895,380

Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.16% [LIBOR12+175], 4/30/25[8,9]	1,745,536	1,698,808

Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.50% [LIBOR12+750], 2/15/23[8,9]	137,591	83,931

Checkout Holding Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 9.50% PIK Rate, 2.00% Cash Rate, 5.61% 8/15/23[8,9,10]	93,479	21,033

CM Acquisition Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.45% [LIBOR4+1000], 7/26/23[8,9]	43,944	42,845

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.064% [LIBOR12+225], 7/17/25[8,9]	1,745,501	1,676,091

DaVita, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.154% [LIBOR12+175], 8/12/26[8,9]	1,745,625	1,704,350

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 9/19/25[8,9,11]	1,745,614	1,706,408

Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.20% [LIBOR4+175], 10/6/23[8,9]	7,784,000	7,418,152

Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.50% PIK Rate, 2.945% Cash Rate, 7.895% 3/24/24[8,9,10]	76,989	69,226

Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50% PIK Rate, 2.945% Cash Rate, 8.429% 9/25/24[8,9,10]	45,410	33,149

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25% [LIBOR4+525], 4/11/22[8,9]	390,013	91,979

Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 11.50% [LIBOR4+950], 1/14/25[8,9]	74,418	66,418

Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.00% PIK Rate, 3.00% Cash Rate, 10.00% [LIBOR4+950], 7/14/25[8,9,10]	142,659	100,931
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.45% [LIBOR4+300], 12/1/23[8,9]	89,888	58,427

15      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Loans (Continued)

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.713% [LIBOR4+600], 7/2/23[8,9]	$56,849	$32,262

Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 2.237% [LIBOR12+175], 6/22/26[8,9]	10,146,798	9,674,008

International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.433% [LIBOR4+500], 5/1/24[8,9]	113,370	74,824

Iron Mountain, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 1/2/26[8,9,11]	1,745,547	1,644,445

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.468%-3.732% [LIBOR12+275], 6/28/23[8,9]	1,750,000	1,636,250

Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 2.50% [LIBOR12+175], 10/19/26[8,9]	5,909,391	5,602,841

McDermott International, Inc., Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 0.50% 10/23/20[8,9,12]	96,929	92,567

Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.489% [LIBOR4+650], 10/13/22[8,9]	700,000	696,500

Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.75% [LIBOR12+650], 3/29/24[8,9]	136,520	92,492

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 9.354% [LIBOR4+725], 10/17/22[8,9]	1,717,275	40,785
Tranche B3, 9.854% [LIBOR4+775], 10/17/22[3,8,9]	462,754	11,569

Murray Energy Corp., Sr. Sec. Credit Facilities Debtor in Possession 1st Lien Term Loan, 13.00% [LIBOR12+1100], 7/31/20[8,9]	639,298	399,561

North American Lifting Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.95% [LIBOR4+450], 11/27/20[8,9]	143,550	75,364

NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00% [LIBOR12+1000], 1/21/21[3,8,9]	14,524	14,524

On Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.404% [LIBOR12+200], 9/19/26[8,9]	10,945,000	10,603,954

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25% [LIBOR12+525], 9/29/20[8,9]	140,919	58,305

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.61% [LIBOR12+900], 9/29/21[3,8,9]	52,921	10,584

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.113% [LIBOR4+350], 9/7/23[8,9]	342,969	146,007

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.45% [LIBOR4+600], 2/21/21[8,9]	441,322	79,676

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.00% 1/31/25[3,8,9,12]	18,571	18,495

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.00% 1/31/25[3,8,9]	21,548	21,655

Sunrise Oil & Gas Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.612% [LIBOR12+700], 1/17/23[3,8,9]	67,691	48,904

Sunrise Oil & Gas Properties LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.612% [LIBOR12+700], 1/17/23[3,8,9]	31,404	25,123

Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75% [LIBOR12+275], 2/6/24[8,9]	101	75

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50% [LIBOR12+350], 11/15/20[8,9]	123,859	19,817

16      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value

Corporate Loans (Continued)

United Rentals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10/31/25[8,9,11]	$1,745,570	$1,676,838

Vistra Operations Company LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 2.154%-2.501% [LIBOR12+175], 12/31/25[8,9]	4,597,076	4,468,036

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.863% [LIBOR4+825], 2/23/22[3,8,9]	656,208	651,090

Total Corporate Loans (Cost $74,931,628)		68,530,052

Event-Linked Bonds—0.5%

Acorn Re Ltd. Catastrophe Linked Nts., 3.726% [US0003M+275], 11/10/21[4,5]	1,000,000	982,650

Akibare Re Ltd. Catastrophe Linked Nts., 1.549% [US0006M+50], 4/7/23[4,5]	1,000,000	2,375

Golden State Re II Ltd. Catastrophe Linked Nts., 3.537% [US0003M+220], 1/8/23[4,5]	750,000	739,687

Kizuna Re II Ltd. Catastrophe Linked Nts., 1.964% [T-BILL 3MO+187.5], 4/11/23[4,5]	1,000,000	987,250

Merna Re Ltd. Catastrophe Linked Nts., 2.058% [T-BILL 3MO+200], 4/8/21[4,5]	250,000	248,437

Nakama Re Ltd. Catastrophe Linked Nts., 2.912% [US0006M+220], 10/13/21[4,5]	750,000	733,238

Total Event-Linked Bonds (Cost $4,754,548)		3,693,637

	Shares

Structured Securities—0.9%

Africa Telecommunications Media & Technology Fund 1 LLC[1,3]	9,542,930	—

Toronto-Dominion Bank (The), Enterprise Products Partners LP Equity Linked Nts., 7/2/20[5]	11,785,000	7,364,576

Total Structured Securities (Cost $21,790,787)		7,364,576

	Exercise	Expiration	Notional Amount	Contracts
	Price	Date	(000’s)	(000’s)

Exchange-Traded Options Purchased—0.1%

S&P 500 Index Call	USD 3,480.000	5/15/20	USD 77,604	USD 0	[13]	2,788

S&P 500 Index Call	USD 3,155.000	5/15/20	USD 11,358	USD 0	[13]	6,480

S&P 500 Index Call	USD 2,990.000	6/19/20	USD 21,827	USD 0	[13]	530,345

Total Exchange-Traded Options Purchased (Cost $1,541,151)						539,613

Counterparty

Over-the-Counter Options Purchased—0.1%

CNH Currency Call	GSCO-OT	CNH6.981	1/27/21	USD 18,827	USD 18,827	558,120

HKD Currency Call	HSBC	HKD7.795	1/5/21	USD 65,000	USD 65,000	135,969
Total Over-the-Counter Options Purchased (Cost $624,885)						694,089

17      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate Swap maturing 1/26/21 Put	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523%	1/26/21	JPY	1,744,000	$4,809
Interest Rate Swap maturing 4/27/21 Put	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY	5,250,000	26,921
Interest Rate Swap maturing 9/27/21 Put	MSCO	Receive	Three- Month USD BBA LIBOR	3.178	9/27/21	USD	4,100	1,348
Interest Rate Swap maturing 10/12/21 Put	MSCO	Receive	Three- Month USD BBA LIBOR	3.253	10/12/21	USD	100,250	31,032
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,151,949)								64,110

	Shares
Investment Companies—28.1%
Invesco Treasury Portfolio, Institutional Class, 0.10%[14]	151,828,104	151,843,287
iShares Gold Trust[1]	1,591,300	25,635,843
SPDR Gold Trust Exchange Traded Fund[1]	282,915	44,926,942
Total Investment Companies (Cost $208,660,794)		222,406,072
Total Investments, at Value (Cost $635,825,641)	87.5%	691,971,088
Net Other Assets (Liabilities)	12.5	99,280,447
Net Assets	100.0%	$91,251,535

Footnotes to Consolidated Schedule of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $39,208,992. See Note 1 of accompanying Consolidated Notes.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

4. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

5. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the

1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $20,367,842, which represented 2.57% of the Fund’s Net Assets.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

18      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Footnotes to Consolidated Schedule of Investments (Continued)

8. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

9. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five year.

10. Interest or dividend is paid-in-kind, when applicable.

11. The variable rate interest will settle after April 30, 2020, at which time the interest rate will be determined.

12. All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

13. Number of contracts are less than 500.

14. Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2019	Gross Additions		Gross Reductions	Shares April 30, 2020
Investment Company
Invesco Government & Agency Portfolio, Institutional Class	14,003,811	226,354,958		240,358,769	—
Invesco Oppenheimer Master Loan Fund	1,252,634	9,401		1,262,035	—
Invesco Treasury Portfolio, Institutional Class	—	270,844,715		119,016,611	151,828,104

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Government & Agency Portfolio, Institutional Class	$—	$147,747		$—	$—
Invesco Oppenheimer Master Loan Fund	—	369,021	[a,b]	(3,148,667)[a]	347,096	[a]
Invesco Treasury Portfolio, Institutional Class	151,843,287	157,879		—	15,183
Total	$151,843,287	$674,647		$(3,148,667)	$362,279

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

	Shares Sold Short	Value
Securities Sold Short—(20.3)%
Common Stock Securities Sold Short—(20.2)%
3M Co.	(2,572)	$(390,738)

19      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
ABB Ltd., Sponsored ADR	(45,163)	$(847,258)
Ally Financial, Inc.	(162,132)	(2,657,343)
Amgen, Inc.	(17,793)	(4,256,441)
Apache Corp.	(62,991)	(823,922)
Bank of Hawaii Corp.	(16,909)	(1,152,856)
Boeing Co. (The)	(14,217)	(2,004,881)
CarMax, Inc.[1]	(4,813)	(354,477)
Caterpillar, Inc.	(31,679)	(3,686,802)
Chefs’ Warehouse, Inc. (The)[1]	(4,222)	(59,446)
CNH Industrial NV	(241,368)	(1,506,136)
Colfax Corp.[1]	(38,961)	(1,004,804)
Commerce Bancshares, Inc.	(22,968)	(1,405,412)
Community Bank System, Inc.	(106,686)	(6,666,808)
Corning, Inc.	(195,127)	(4,294,745)
Cummins, Inc.	(22,193)	(3,628,555)
Darden Restaurants, Inc.	(46,019)	(3,395,742)
DaVita, Inc.[1]	(56,479)	(4,462,406)
Demant AS1	(213,246)	(5,104,769)
Dril-Quip, Inc.[1]	(84,372)	(2,795,244)
Edwards Lifesciences Corp.[1]	(25,120)	(5,463,600)
Exxon Mobil Corp.	(50,399)	(2,342,042)
Fastenal Co.	(88,621)	(3,209,853)
Federal Realty Investment Trust	(58,591)	(4,878,873)
Franklin Resources, Inc.	(182,203)	(3,432,705)
Fulton Financial Corp.	(166,961)	(1,951,774)
General Mills, Inc.	(31,367)	(1,878,570)
GlaxoSmithKline plc, Sponsored ADR	(92,743)	(3,901,698)
Greif, Inc., Cl. A	(24,735)	(838,269)
Hess Corp.	(99,398)	(4,834,719)
Hewlett Packard Enterprise Co.	(297,440)	(2,992,246)
Hikma Pharmaceuticals plc	(182,285)	(5,444,858)
Huntington Bancshares, Inc.	(115,676)	(1,068,846)
Intel Corp.	(56,670)	(3,399,067)
International Business Machines Corp.	(39,130)	(4,913,163)
Jones Lang LaSalle, Inc.	(38,558)	(4,070,954)
Kennametal, Inc.	(47,155)	(1,207,640)
KeyCorp	(66,096)	(770,018)
Kirby Corp.[1]	(37,604)	(2,008,806)
LyondellBasell Industries NV, Cl. A	(48,186)	(2,792,379)
Nokia OYJ, Sponsored ADR	(951,165)	(3,405,171)
Novo Nordisk AS, Sponsored ADR	(85,320)	(5,403,316)
Occidental Petroleum Corp.	(34,327)	(569,828)
PACCAR, Inc.	(52,776)	(3,653,682)
Performance Food Group Co.[1]	(4,728)	(138,767)
Prosperity Bancshares, Inc.	(19,181)	(1,149,517)
Rio Tinto plc, Sponsored ADR	(76,070)	(3,513,673)
Rockwell Automation, Inc.	(7,136)	(1,352,129)
Shake Shack, Inc., Cl. A1	(84,984)	(4,632,478)

20      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Splunk, Inc.[1]	(29,270)	$(4,108,337)
Sysco Corp.	(10,803)	(607,885)
Terex Corp.	(65,845)	(1,000,186)
Texas Roadhouse, Inc., Cl. A	(47,081)	(2,217,044)
US Bancorp	(71,855)	(2,622,707)
US Foods Holding Corp.[1]	(6,632)	(142,588)
W.W. Grainger, Inc.	(10,807)	(2,978,193)
Weingarten Realty Investors	(209,830)	(3,816,808)
Western Union Co. (The)	(249,960)	(4,766,737)
Westlake Chemical Corp.	(48,410)	(2,103,416)
Total Common Stock Securities Sold Short (Proceeds $192,652,584)		(160,081,327)

Investment Company Securities Sold Short—(0.1)%
Consumer Staples Select Sector SPDR Fund (Proceeds $690,399)	(11,900)	(693,294)
Total Securities Sold Short (Proceeds $193,342,983)		$(160,774,621)

Forward Currency Exchange Contracts as of April 30, 2020
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	06/2020	USD	16,320	THB	535,000	$ —	$ (215,986)
CITNA-B	06/2020	USD	5,510	DKK	37,500	—	(2,321)
CITNA-B	06/2020	USD	4,620	GBP	3,700	—	(41,456)
HSBC	11/2020	CNY	40,731	USD	5,810	—	(83,801)
HSBC	11/2020	USD	9,985	CNY	70,420	84,654	—

Total Unrealized Appreciation and Depreciation						$ 84,654	$ (343,564)

Futures Contracts as of April 30, 2020
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BTP	Sell	6/8/20	70	EUR 11,330	$10,631,937	$ 697,688
Euro-BUND	Buy	6/8/20	78	EUR 14,970	14,909,631	(59,968)
Euro-OAT	Sell	6/8/20	28	EUR 5,276	5,180,346	95,687
						$ 733,407

Centrally Cleared Credit Default Swaps at April 30, 2020
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CCO Holdings LLC.	Buy	5.000%	12/20/24	USD 1,750	$ 312,282	$ (289,734)	$ 22,548
CDX.NA.HY.33	Sell	5.000	12/20/24	USD 20,678	2,007,103	1,087,463	3,094,566
CenturyLink, Inc.	Buy	1.000	12/20/24	USD 2,000	(109,090)	222,309	113,219
CSC Holdings LLC	Buy	5.000	12/20/24	USD 1,750	307,678	(258,783)	48,895
Dell International LLC	Buy	1.000	12/20/24	USD 1,750	(99,079)	84,253	(14,826)
iStar, Inc.	Buy	5.000	12/20/24	USD 1,750	270,576	100,325	370,901

21      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

Malaysia Government Bond	Buy	1.000%	6/20/23	USD 1,600	$ 22,355	$ (21,409)	$ 946

Malaysia Government Bond	Buy	1.000	12/20/23	USD 1,200	3,533	(12,762)	(9,229)

Malaysia Government Bond	Buy	1.000	6/20/24	USD14,000	325,018	(111,054)	213,964

Penerbangan Malaysia Bhd	Buy	1.000	12/20/22	USD 1,020	20,661	(13,886)	6,775
United Rentals North America	Buy	5.000	12/20/24	USD 1,750	306,786	(267,572)	39,214

Total Centrally Cleared Credit Default Swaps					$ 3,367,823	$ 519,150	$ 3,886,973

Over-the-Counter Credit Default Swaps at April 30, 2020

Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 471	$ (48,278)	$ 16,054	$ (32,224)

CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 936	(109,330)	31,904	(77,426)

CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD7,500	(1,297,917)	255,638	(1,042,279)

DaVita, Inc.	BAC	Buy	5.000	12/20/24	USD1,750	348,798	(330,374)	18,426
Iron Mountain, Inc.	GSCOI	Buy	5.000	12/20/24	USD1,750	293,512	(326,454)	(32,942)

Total Over-the-Counter Credit Default Swaps						$ (813,215)	$ (353,232)	$ (1,166,445)

Over-the-Counter Total Return Swaps at April 30, 2020

Reference Asset	Counter- party	Pay/ Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

Bank of Communications Co. H	GSCOI	Pay	One-Month HKDHIBOR Index minus 50 bps	11/2/20	HKD 25,316	$ 243,335	$243,335

China Citic Bank Corp. Ltd. H	GSCOI	Pay	One-Month HKDHIBOR Index minus 50 bps	11/2/20	HKD 23,806	504,925	504,925
Suzano SA	GSCOI	Pay	Overnight Brazil Cetip DI rate minus 150 bps	11/30/20	BRL 12,109	(413,046)	(413,046)

Total Over-the-Counter Total Return Swaps						$ 335,214	$335,214

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

22      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Glossary:

Counterparty Abbreviations
BAC	Barclays Bank plc
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CNH	Chinese Yuan
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
THB	Thailand Baht

Definitions
ADR	American Depositary Receipt
BBA LIBOR	British Bankers’ Association London—Interbank Offered Rate
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.25	Markit CDX High Yield Index
CDX.NA.HY.25	Markit CDX North American High Yield
CDX.NA.HY.33	Markit CDX North American High Yield
EURIBOR	Euro Interbank Offered Rate
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hang Seng Bank’s Interbank Offered Rates
ICE LIBOR	Intercontinental Exchange Benchmark Administration London-Interbank Offered Rate
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Consolidated Financial Statements.

23      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2020 Unaudited

Assets
Investments, at value—see accompanying consolidated schedule of investments: Unaffiliated companies (cost $483,997,537)	$540,127,801
Affiliated companies (cost $151,828,104)	151,843,287
691,971,088

Cash	5,268,770

Cash used for collateral on OTC derivatives	320,000

Cash used for collateral on centrally cleared swaps	2,380,477

Deposits with broker for securities sold short	211,594,600

Deposits with broker for foreign securities sold short (cost $11,427,202)	11,106,664

Unrealized appreciation on forward currency exchange contracts	84,654

Swaps, at value (premiums paid $1,455,525)	1,051,856

Receivables and other assets:

Investments sold	40,392,214

Interest and dividends	1,819,461

Variation margin receivable - futures contracts	1,239,404

Shares of beneficial interest sold	450,729

Other	214,515
Total assets	967,894,432

Liabilities

Securities sold short, at value (proceeds $193,342,983)—see accompanying consolidated schedule of investments	160,774,621

Unrealized depreciation on forward currency exchange contracts	343,564

Swaps, at value (premiums received $642,310)	1,069,874

Variation margin payable—centrally cleared swaps	290,162

Payables and other liabilities:

Investments purchased	11,642,390

Shares of beneficial interest redeemed	1,067,320

Transfer and shareholder servicing agent fees	225,091

Dividends on short sales	163,158

Shareholder communications	155,692

Trustees’ compensation	150,160

Distribution and service plan fees	114,137

Advisory fees	19,793

Administration fees	317

Other	626,618

Total liabilities	176,642,897

Net Assets	$791,251,535

Composition of Net Assets

Shares of beneficial interest	$775,186,312

Total distributable earnings	16,065,223

Net Assets	$791,251,535

24      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $398,361,476 and 15,443,384 shares of beneficial interest outstanding)	$25.79

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$27.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,853,863 and 1,351,266 shares of beneficial interest outstanding)	$22.83

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $14,624,930 and 593,330 shares of beneficial interest outstanding)	$24.65

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $194,392,439 and 7,365,726 shares of beneficial interest outstanding)	$26.39

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,707 and 376.506 shares of beneficial interest outstanding)	$25.78

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $153,009,120 and 5,775,531 shares of beneficial interest outstanding)	$26.49

See accompanying Notes to Consolidated Financial Statements.

25      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2020 Unaudited

Investment Income

Interest:

Unaffiliated companies	$7,712,347

Affiliated companies	160,626

Dividends:

Unaffiliated companies (net of foreign withholding taxes of $143,764)	5,254,571

Affiliated companies	514,021

Short stock rebates	1,732,491

Total investment income	15,374,056

Expenses

Advisory fees	3,903,902

Administration fees	64,172

Distribution and service plan fees:

Class A	529,614

Class C	177,040

Class R	38,792

Transfer and shareholder servicing agent fees:

Class A	428,052

Class C	35,785

Class R	15,677

Class Y	236,837

Class R5	2

Class R6	6,049

Shareholder communications:

Class A	28,085

Class C	2,357

Class R	1,030

Class Y	15,617

Class R6	11,298

Dividends on short sales	1,143,725

Financing expense from short sales	131,911

Custodian fees and expenses	76,147

Trustees’ compensation	10,943

Other	150,005

Total expenses	7,007,040

Less waivers and reimbursement of expenses	(414,332)

Net expenses	6,592,708

Net Investment Income	8,781,348

26      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in:

Unaffiliated companies	$20,950,267

Affiliated companies	(3,148,667)

Futures contracts	452,194

Foreign currency transactions	(402,698)

Forward currency exchange contracts	1,852,260

Short positions	5,534,122

Swap contracts	1,060,248

Net realized gain	26,297,726

Net change in unrealized appreciation/(depreciation) on:

Investment transactions in:

Unaffiliated companies	(87,921,130)

Affiliated companies	362,279

Foreign currency transactions	(217,317)

Forward currency exchange contracts	38,481

Futures contracts	1,099,595

Short positions	32,345,756

Swap contracts	5,138,512

Net change in unrealized appreciation/(depreciation)	(49,153,824)

Net Decrease in Net Assets Resulting from Operations	$(14,074,750)

See accompanying Notes to Consolidated Financial Statements.

27      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

Operations

Net investment income	$8,781,348	$ 27,845,081

Net realized gain (loss)	26,297,726	(33,956,807)

Net change in unrealized appreciation/(depreciation)	(49,153,824)	(335,147)

Net decrease in net assets resulting from operations	(14,074,750)	(6,446,873)

Dividends and/or Distributions to Shareholders

Distributions to shareholders from distributable earnings:

Class A	(8,730,974)	(7,824,516)

Class C	(385,889)	(955,228)

Class R	(274,142)	(284,089)

Class Y	(5,689,727)	(6,773,061)

Class R5	(247)	—

Class R6	(4,178,742)	(4,103,835)

Total distributions from distributable earnings	(19,259,721)	(19,940,729)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	(26,377,740)	(25,912,968)

Class C	(6,915,910)	(48,368,674)

Class R	(1,098,870)	(2,689,774)

Class Y	(64,209,778)	(77,353,221)

Class R5	—	10,000

Class R6	(15,695,117)	(31,305,641)

Total beneficial interest transactions	(114,297,415)	(185,620,278)

Net Assets

Total decrease	(147,631,886)	(212,007,880)

Beginning of period	938,883,421	1,150,891,301

End of period	$791,251,535	$ 938,883,421

See accompanying Notes to Consolidated Financial Statements.

28      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$26.83	$27.42	$27.21	$26.81	$27.00	$26.64
Income (loss) from investment operations:
Net investment income[2]	0.29	0.69	0.45	0.38	0.27	0.30
Net realized and unrealized gain (loss)	(0.79)	(0.82)	0.19	0.09	(0.32)	0.53
Total from investment operations	(0.50)	(0.13)	0.64	0.47	(0.05)	0.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.46)	(0.43)	(0.07)	(0.14)	(0.47)
Net asset value, end of period	$25.79	$26.83	$27.42	$27.21	$26.81	$27.00

Total Return, at Net Asset Value[3]	(1.93)%	(0.45)%	2.34%	1.79%	(0.18)%	3.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$398,361	$441,060	$477,683	$560,359	$675,558	$642,670
Average net assets (in thousands)	$425,675	$447,894	$515,118	$620,775	$679,471	$636,510
Ratios to average net assets:[4]
Net investment income	1.89%[5]	2.59%[5]	1.67%	1.39%	1.02%[5]	1.14%[5]
Expenses excluding specific expenses listed below	1.43%	1.38%	1.35%	1.36%	1.35%[6]	1.39%[6]
Dividends and/or interest expense on securities sold short	0.25%	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.03%	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.71%	1.71%	1.99%	1.76%	2.03%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.64%	1.96%	1.72%	1.99%	2.12%
Portfolio turnover rate[9]	149%	289%	155%	168%	131%	62%

29      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.73%
Year Ended October 31, 2019	1.72%
Year Ended October 31, 2018	1.99%
Year Ended October 31, 2017	1.76%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

30      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class C	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$23.60	$24.17	$24.03	$23.85	$24.15	$23.89
Income (loss) from investment operations:
Net investment income[2]	0.13	0.43	0.22	0.15	0.06	0.09
Net realized and unrealized gain (loss)	(0.66)	(0.74)	0.16	0.08	(0.28)	0.47
Total from investment operations	(0.53)	(0.31)	0.38	0.23	(0.22)	0.56
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.26)	(0.24)	(0.05)	(0.08)	(0.30)
Net asset value, end of period	$22.83	$23.60	$24.17	$24.03	$23.85	$24.15

Total Return, at Net Asset Value[3]	(2.27)%	(1.25)%	1.59%	0.96%	(0.91)%	2.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,854	$38,860	$89,319	$110,630	$139,374	$117,152
Average net assets (in thousands)	$35,539	$67,843	$99,593	$123,884	$136,400	$111,050
Ratios to average net assets:[4]
Net investment income	1.12%[5]	1.81%[5]	0.90%	0.62%	0.25%[5]	0.38%[5]
Expenses excluding specific expenses listed below	2.19%	2.14%	2.11%	2.13%	2.11%[6]	2.14%[6]
Dividends and/or interest expense on securities sold short	0.25%	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.03%	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	2.47%	2.47%	2.75%	2.53%	2.79%	2.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.38%	2.42%	2.72%	2.49%	2.75%	2.87%
Portfolio turnover rate[9]	149%	289%	155%	168%	131%	62%

31      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	2.49%
Year Ended October 31, 2019	2.48%
Year Ended October 31, 2018	2.75%
Year Ended October 31, 2017	2.53%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

32      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class R	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]

Per Share Operating Data
Net asset value, beginning of period	$25.60	$26.18	$26.02	$25.69	$25.89	$25.55
Income (loss) from investment operations:
Net investment income[2]	0.21	0.59	0.36	0.29	0.19	0.22
Net realized and unrealized gain (loss)	(0.71)	(0.78)	0.17	0.10	(0.30)	0.52
Total from investment operations	(0.50)	(0.19)	0.53	0.39	(0.11)	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.39)	(0.37)	(0.06)	(0.09)	(0.40)
Net asset value, end of period	$24.65	$25.60	$26.18	$26.02	$25.69	$25.89

Total Return, at Net Asset Value[3]	(2.03)%	(0.70)%	2.07%	1.51%	(0.44)%	2.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,625	$16,296	$19,426	$21,058	$20,567	$17,141
Average net assets (in thousands)	$15,588	$17,858	$20,325	$21,118	$18,565	$16,942
Ratios to average net assets:[4]
Net investment income	1.63%[5]	2.33%[5]	1.40%	1.12%	0.75%[5]	0.85%[5]
Expenses excluding specific expenses listed below	1.68%	1.64%	1.62%	1.62%	1.62%[6]	1.64%[6]
Dividends and/or interest expense on securities sold short	0.25%	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.03%	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.96%	1.97%	2.26%	2.02%	2.30%	2.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.91%	2.23%	1.98%	2.26%	2.37%
Portfolio turnover rate[9]	149%	289%	155%	168%	131%	62%

33      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.98%
Year Ended October 31, 2019	1.98%
Year Ended October 31, 2018	2.26%
Year Ended October 31, 2017	2.02%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

34      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class Y	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]

Per Share Operating Data

Net asset value, beginning of period	$27.47	$28.07	$27.86	$27.47	$27.68	$27.32

Income (loss) from investment operations:

Net investment income[2]	0.29	0.77	0.52	0.45	0.32	0.31

Net realized and unrealized gain (loss)	(0.76)	(0.84)	0.19	0.09	(0.29)	0.60

Total from investment operations	(0.47)	(0.07)	0.71	0.54	0.03	0.91

Dividends and/or distributions to shareholders:

Dividends from net investment income	(0.61)	(0.53)	(0.50)	(0.15)	(0.24)	(0.55)

Net asset value, end of period	$26.39	$27.47	$28.07	$27.86	$27.47	$27.68

Total Return, at Net Asset Value[3]	(1.79)%	(0.22)%	2.59%	1.98%	0.08%	3.43%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$194,392	$266,741	$352,559	$405,224	$398,708	$87,249

Average net assets (in thousands)	$234,904	$315,055	$373,135	$397,699	$278,002	$34,589

Ratios to average net assets:[4]

Net investment income	2.13%[5]	2.82%[5]	1.90%	1.61%	1.16%[5]	1.13%[5]

Expenses excluding specific expenses listed below	1.18%	1.14%	1.12%	1.13%	1.17%[6]	1.10%[6]

Dividends and/or interest expense on securities sold short	0.25%	0.29%	0.55%	0.39%	0.59%	0.60%

Borrowing expenses on securities sold short	0.03%	0.04%	0.09%	0.01%	0.09%	0.18%

Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]

Total expenses[8]	1.46%	1.47%	1.76%	1.53%	1.85%	1.88%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.41%	1.73%	1.49%	1.81%	1.83%

Portfolio turnover rate[9]	149%	289%	155%	168%	131%	62%

35      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.48%
Year Ended October 31, 2019	1.48%
Year Ended October 31, 2018	1.76%
Year Ended October 31, 2017	1.53%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class R5	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019[1]

Per Share Operating Data

Net asset value, beginning of period	$26.87	$26.56

Income (loss) from investment operations:

Net investment income[2]	0.30	0.35

Net realized and unrealized loss	(0.73)	(0.04)

Total from investment operations	(0.43)	0.31

Dividends and/or distributions to shareholders:

Dividends from net investment income	(0.66)	0.00

Net asset value, end of period	$25.78	$26.87

Total Return, at Net Asset Value[3]	(1.70)%	1.17%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$10	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[4]

Net investment income[5]	2.26%	2.97%

Expenses excluding specific expenses listed below	1.01%	1.02%

Dividends and/or interest expense on securities sold short	0.25%	0.29%

Borrowing expenses on securities sold short	0.03%	0.04%

Interest and fees from borrowings	0.00%	0.00%

Total expenses[6]	1.29%	1.35%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%

Portfolio turnover rate[7]	149%	289%

37      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019..

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.31%
Period Ended October 31, 2019	1.36%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class R6	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$27.60	$28.21	$28.00	$27.60	$27.79	$27.41
Income (loss) from investment operations:
Net investment income[2]	0.31	0.82	0.57	0.50	0.37	0.28
Net realized and unrealized gain (loss)	(0.76)	(0.86)	0.19	0.10	(0.29)	0.69
Total from investment operations	(0.45)	(0.04)	0.76	0.60	0.08	0.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.66)	(0.57)	(0.55)	(0.20)	(0.27)	(0.59)
Net asset value, end of period	$26.49	$27.60	$28.21	$28.00	$27.60	$27.79

Total Return, at Net Asset Value[3]	(1.70)%	(0.08)%	2.77%	2.18%	0.29%	3.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,009	$175,917	$211,904	$151,697	$130,790	$59,214
Average net assets (in thousands)	$171,460	$190,291	$209,624	$143,209	$96,611	$8,550
Ratios to average net assets:[4]
Net investment income	2.31%[5]	3.00%[5]	2.05%	1.80%	1.35%[5]	1.06%[5]
Expenses excluding specific expenses listed below	0.99%	0.96%	0.97%	0.92%	0.97%[6]	0.82%[6]
Dividends and/or interest expense on securities sold short	0.25%	0.29%	0.55%	0.39%	0.59%	0.60%
Borrowing expenses on securities sold short	0.03%	0.04%	0.09%	0.01%	0.09%	0.18%
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.27%	1.29%	1.61%	1.32%	1.65%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.23%	1.58%	1.29%	1.61%	1.55%
Portfolio turnover rate[9]	149%	289%	155%	168%	131%	62%

39      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Loan Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.29%
Year Ended October 31, 2019	1.30%
Year Ended October 31, 2018	1.61%
Year Ended October 31, 2017	1.32%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

40      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS April 30, 2020 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund has established a Cayman Islands exempted company, Invesco Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Adviser. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional

41      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices

42      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) and short stock rebate income are recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) and

43      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

dividend expense on short sales are recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is

44      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Securities Sold Short - The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in ‘‘A’’ above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

H. Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the

45      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J. Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K. Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar

46      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.”

L. Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M. Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the

47      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N. Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required

48      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may

49      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O. Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation,

50      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P. Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option

51      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R. Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

52      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

S. Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4 billion	0.50

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.89%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/ or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%,

53      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2.10%, 1.59%, 1.09%, 0.96% and 0.91%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $284,824 and reimbursed fund expenses of $80,825, $3,124, $2,177, $32,115 and $11,267 for Class A, Class C, Class R, Class Y and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Bank, Brown Brothers Harriman & Co. serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily

54      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended April 30, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $20,389 in front-end sales commissions from the sale of Class A shares and $208 and $114 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

55      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$30,530,562	$13,716	$—	$30,544,278
Consumer Staples	13,424,787	—	—	13,424,787
Energy	7,365,629	118,890	—	7,484,519
Financials	22,560,124	47,529	—	22,607,653
Health Care	54,531,382	6,536,394	—	61,067,776
Industrials	40,503,924	5,726	—	40,509,650
Information Technology	45,318,610	3	—	45,318,613
Materials	13,441,117	—	—	13,441,117
Telecommunication Services	11,657,237	—	—	11,657,237
Utilities	9,075,411	—	—	9,075,411
Rights, Warrants and Certificates	—	15,358	—	15,358
Asset-Backed Securities	—	95,180,626	—	95,180,626
Mortgage-Backed Obligations	—	3,276,411	—	3,276,411
Non-Convertible Corporate Bonds and Notes	—	35,075,503	—	35,075,503
Corporate Loans	—	67,728,108	801,944	68,530,052
Event-Linked Bonds	—	3,693,637	—	3,693,637
Structured Securities	—	7,364,576	—	7,364,576
Exchange-Traded Options Purchased	539,613	—	—	539,613
Over-the-Counter Options Purchased	—	694,089	—	694,089
Over-the-Counter Interest Rate Swaptions Purchased	—	64,110	—	64,110
Investment Companies	222,406,072	—	—	222,406,072

Total Investments, at Value	471,354,468	219,814,676	801,944	691,971,088
Other Financial Instruments:
Swaps, at value	—	1,051,856	—	1,051,856
Centrally cleared swaps, at value	—	1,494,350	—	1,494,350
Futures contracts	793,375	—	—	793,375
Forward currency exchange contracts	—	84,654	—	84,654

Total Assets	$472,147,843	$222,445,536	$801,944	$695,395,323

Liabilities Table
Other Financial Instruments:
Investment Company Securities Sold Short	$(693,294)	$—	$—	$(693,294)
Common Stock Securities Sold Short	(149,531,700)	(10,549,627)	—	(160,081,327)
Swaps, at value	—	(1,069,874)	—	(1,069,874)
Centrally cleared swaps, at value	—	(975,200)	—	(975,200)
Futures contracts	(59,968)	—	—	(59,968)

56      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table (Continued)
Forward currency exchange contracts	$–	$(343,564)	$–	$(343,564)

Total Liabilities	$(150,284,962)	$(12,938,265)	$—	$(163,223,227)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Citibank NA	$47,958	$(43,777)	$–	$(4,181)	$–
Goldman Sachs Bank USA	558,120	–	(558,120)	–	–
Goldman Sachs International	1,035,628	(739,500)	(237,263)	–	58,865
HSBC Bank USA NA	220,623	(83,801)	(133,199)	–	3,623

57      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Morgan Stanley Capital
Services, Inc.	$32,380	$–	$(32,380)	$–	$–

	$1,894,709	$(867,078)	$(960,962)	$(4,181)	$62,488

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA

Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Barclays Bank plc	$(546,360)	$–	$–	$320,000	$(226,360)
Citibank NA	(43,777)	43,777	–	–	–
Goldman Sachs International	(739,500)	739,500	–	–	–
HSBC Bank USA NA	(83,801)	83,801	–	–	–

	$(1,413,438)	$867,078	$–	$320,000	$(226,360)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

58      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$303,596	Swaps, at value	$656,828
Equity contracts	Swaps, at value	748,260	Swaps, at value	413,046
Credit contracts	Centrally cleared swaps, at value	1,494,350[1]	Centrally cleared swaps, at value	975,200[1]
Interest rate contracts	Futures contracts	793,375[2]	Futures contracts	59,968[2]
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	84,654	Unrealized depreciation on foreign currency exchange contracts	343,564
Equity contracts	Investments, at value	539,613[3]
Currency contracts	Investments, at value	694,089[3]
Interest rate contracts	Investments, at value	64,110[3]

Total		$4,722,047		$2,448,606

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Six Months Ended April 30, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$—	$—	$(514,000)	$(514,000)
Currency contracts	(327,808)	—	—	—	(327,808)
Equity contracts	2,659,970	—	—	1,574,248	4,234,218
Forward currency exchange contracts	—	—	1,852,260	—	1,852,260
Interest rate contracts	—	452,194	—	—	452,194

Total	$2,332,162	$452,194	$1,852,260	$1,060,248	$5,696,864

59      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$—	$—	$5,829,442	$5,829,442
Currency contracts	52,633	—	—	—	52,633
Equity contracts	(1,349,194)	—	—	(690,930)	(2,040,124)
Forward currency exchange contracts	—	—	38,481	—	38,481
Interest rate contracts	(210,159)	1,099,595	—	—	889,436

Total	$(1,506,720)	$1,099,595	$38,481	$5,138,512	$4,769,868

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the six months ended average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and swaptions purchased during the period.

	Forward foreign currency contracts	Futures contracts	Index options purchased*	Currency options purchased*
Average notional amount	$49,783,457	$48,001,101	$105,602,583	$105,884,625
Average contracts			316	105,884,625

			Swaptions purchased*	Swaps
Average notional amount			$168,999,348	$171,718,770

*Summarizes the six month average notional value of swaptions purchased and six month average notional value and contracts of index options and currency options purchased.

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

60      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Projected Benefit Obligations Increased	$4,828
Payments Made to Retired Trustees	7,837
Accumulated Liability as of April 30, 2020	57,077

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Brown Brothers Harriman & Co., the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. Effective May 5, 2020 the custodian changed to State Street Bank and Trust.

Note 7 - Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

61      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$66,051,445	$—	$66,051,445

* Capital loss carryforward listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $765,862,244 and $948,276,161, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$158,527,551
Aggregate unrealized (depreciation) of investments	(66,665,412)

Net unrealized appreciation of investments	$91,862,139

Cost of investments for tax purposes is $449,719,194.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2020[1]		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class A
Sold	327,482	$8,687,605	773,028	$20,620,008
Automatic Conversion Class C to Class A Shares	78,480	2,067,523	1,196,516	32,074,075
Dividends and/or distributions reinvested	317,362	8,492,596	289,108	7,606,421
Redeemed	(1,720,958)	(45,625,464)	(3,237,881)	(86,213,472)

Net increase (decrease)	(997,634)	$(26,377,740)	(979,229)	$(25,912,968)

Class C
Sold	51,960	$1,223,332	187,582	$4,396,659
Dividends and/or distributions reinvested	15,748	374,167	40,018	932,838
Automatic Conversion Class C to Class A Shares	(88,646)	(2,067,523)	(1,356,061)	(32,074,075)
Redeemed	(274,109)	(6,445,886)	(920,359)	(21,624,096)

Net increase (decrease)	(295,047)	$(6,915,910)	(2,048,820)	$(48,368,674)

62      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Six Months Ended April 30, 2020[1]		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class R
Sold	44,464	$1,127,409	82,245	$2,089,251
Dividends and/or distributions reinvested	10,508	269,014	10,875	273,605
Redeemed	(98,315)	(2,495,293)	(198,367)	(5,052,630)

Net increase (decrease)	(43,343)	$(1,098,870)	(105,247)	$(2,689,774)

Class Y
Sold	1,124,255	$30,209,955	3,549,278	$96,352,030
Dividends and/or distributions reinvested	203,416	5,563,429	245,866	6,608,880
Redeemed	(3,672,764)	(99,983,162)	(6,643,475)	(180,314,131)

Net increase (decrease)	(2,345,093)	$(64,209,778)	(2,848,331)	$(77,353,221)

Class R5[2]
Sold	—	$—	377	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$—	377	$10,000

Class R6
Sold	159,085	$4,367,464	2,270,772	$61,730,152
Dividends and/or distributions reinvested	146,966	4,032,739	144,330	3,892,582
Redeemed	(904,509)	(24,095,320)	(3,553,249)	(96,928,375)

Net increase (decrease)	(598,458)	$(15,695,117)	(1,138,147)	$(31,305,641)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 12% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. Commencement date after the close of business on May 24, 2019.

Note 10 - Unfunded Loan Commitments

As of April 30, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
McDermott International, Inc.	Revolver	$ 96,929	$92,567
Southcross Energy Partners LP	Revolver	18,571	18,495

			$111,062

63      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

Note 11 - Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Note 12 - Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Fundamental Alternatives Fund to Invesco Fundamental Alternatives Fund.

64      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

65      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

66      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

67      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

68      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

69      INVESCO OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

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Explore High-Conviction Investing with Invesco
Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
∎ Fund reports and prospectuses
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∎ Daily confirmations
∎ Tax forms
Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-FALT-SAR-1 06272020

Semiannual Report	4/30/2020

Invesco

Oppenheimer

Global Allocation

Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 04/30/20

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	-3.84%	-1.24%	2.32%	4.06%
Class A Shares of the Fund with Sales Charge	-9.13	-6.66	1.17	3.47
MSCI All Country World Index	-7.68	-4.96	4.37	6.94
Bloomberg Barclays Global Aggregate Bond Index, Hedged	2.76	8.25	3.93	4.17
Custom Invesco Oppenheimer Global Allocation Index	-2.91	0.97	4.52	6.13

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

2      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alibaba Group Holding Ltd., Sponsored ADR	0.9%
SAP SE	0.8
Tencent Holdings Ltd.	0.7
Kering SA	0.6
Alphabet, Inc., Cl. A	0.5
Sony Corp.	0.5
Taiwan Semiconductor Manufacturing Co. Ltd.	0.5
Wheaton Precious Metals Corp.	0.5
Nintendo Co. Ltd.	0.4
LVMH Moet Hennessy Louis Vuitton SE	0.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on net assets.

PORTFOLIO ALLOCATION

Investment Companies	49.9%
Common Stocks	34.7
U.S. Government Obligations	9.6
Foreign Government Obligations	4.6
Preferred Stocks	1.0
Event-Linked Bonds	0.2
Non-Convertible Corporate Bonds and Notes	—*

* Represents a value of less than 0.05%.

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on the total market value of investments.

TOP TEN COMMON STOCK INDUSTRIES

Semiconductors & Semiconductor Equipment	2.8%
Software	2.7
Interactive Media & Services	1.6
Internet & Catalog Retail	1.5
Textiles, Apparel & Luxury Goods	1.5
Electronic Equipment, Instruments, & Components	1.4
Metals & Mining	1.4
Health Care Equipment & Supplies	1.4
Pharmaceuticals	1.3
IT Services	1.3

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

3      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	69.0%
Japan	6.2
China	3.3
France	3.1
Italy	3.0
Germany	2.0
United Kingdom	1.6
Switzerland	1.2
Supranational	1.1
Canada	1.0

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	70.5%
Asia/Pacific	13.2
Europe	13.1
Supranational	1.1
Latin & South America	0.9
Middle East/Africa	0.6
Emerging Europe	0.6

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on total market value of investments.

4      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 04/30/20

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-3.84%	-1.24%	2.32%	4.06%
Class C (QGRCX)	9/1/93	-4.23	-2.01	1.55	3.30
Class R (QGRNX)	3/1/01	-3.93	-1.44	2.07	3.81
Class Y (QGRYX)	5/1/00	-3.77	-1.00	2.57	4.36
Class R5 (GLALX)[1]	5/24/19	-3.68	-0.85	2.40	4.10
Class R6 (QGRIX)[2]	2/28/12	-3.62	-0.74	2.77	4.74[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 04/30/20

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-9.13%	-6.66%	1.17%	3.47%
Class C (QGRCX)	9/1/93	-5.18	-2.99	1.55	3.30
Class R (QGRNX)	3/1/01	-3.93	-1.44	2.07	3.81
Class Y (QGRYX)	5/1/00	-3.77	-1.00	2.57	4.36
Class R5 (GLALX)[1]	5/24/19	-3.68	-0.85	2.40	4.10
Class R6 (QGRIX)[2]	2/28/12	-3.62	-0.74	2.77	4.74[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. After the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after the close of business on May 24, 2019, the returns of the fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the Custom Invesco Oppenheimer Global Allocation Index, and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Custom Invesco Oppenheimer

5      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Global Allocation Index is a customized weighted index currently comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged. The Bloomberg Barclays Global Aggregate Bond Index, Hedged, provides a broad-based measure of global investment grade fixed-rate debt markets. This index is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing

6      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Actual	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During 6 Months Ended April 30, 2020
Class A	$1,000.00	$961.60	$5.87
Class C	1,000.00	957.70	9.54
Class R	1,000.00	960.70	7.09
Class Y	1,000.00	962.30	4.65
Class R5	1,000.00	963.20	3.86
Class R6	1,000.00	963.80	3.67

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.90	6.04
Class C	1,000.00	1,015.17	9.82
Class R	1,000.00	1,017.65	7.30
Class Y	1,000.00	1,020.14	4.78
Class R5	1,000.00	1,020.93	3.98
Class R6	1,000.00	1,021.13	3.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2020 are as follows:

Class	Expense Ratios
Class A	1.20%
Class C	1.95
Class R	1.45
Class Y	0.95
Class R5	0.79
Class R6	0.75

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS April 30, 2020 Unaudited

	Shares	Value
Common Stocks—33.7%
Consumer Discretionary—8.1%
Automobiles—0.1%
Volkswagen AG, Preference	11,512	$1,615,489

Distributors—0.1%
Pool Corp.	5,289	1,119,470

Diversified Consumer Services—0.1%
Bright Horizons Family Solutions, Inc.[1]	3,635	423,296

Entertainment—0.8%
Capcom Co. Ltd.	22,100	673,630
Electronic Arts, Inc.[1]	6,123	699,614
Nexon Co. Ltd.	61,000	986,614
Nintendo Co. Ltd.	11,600	4,804,045
Ubisoft Entertainment SA1	16,877	1,257,524
Walt Disney Co. (The)	11,227	1,214,200
Zynga, Inc., Cl. A1	46,388	349,765
		9,985,392

Hotels, Restaurants & Leisure—0.8%
Alsea SAB de CV1	160,072	131,971
Chipotle Mexican Grill, Inc., Cl. A1	1,135	997,154
Compass Group plc	33,788	569,270
Domino’s Pizza, Inc.	1,050	380,027
Flutter Entertainment plc	6,661	818,724
GVC Holdings plc	52,295	497,242
Huazhu Group Ltd., ADR	62,833	2,262,617
International Game Technology plc	26,395	199,018
Sands China Ltd.	186,800	751,105
Yum China Holdings, Inc.	66,131	3,204,708
		9,811,836

Household Durables—0.8%
DR Horton, Inc.	11,537	544,777
Garmin Ltd.	5,198	421,870
SEB SA, Prime[1]	8,210	988,640
SEB SA, Private Shares[1]	2,490	299,843
Sony Corp.	97,500	6,255,131
Taylor Wimpey plc	818,067	1,517,016
		10,027,277

Interactive Media & Services—1.6%
Alphabet, Inc., Cl. A1	4,771	6,425,106
Facebook, Inc., Cl. A1	16,167	3,309,547
Tencent Holdings Ltd.	158,017	8,383,292
Yandex NV, Cl. A1	29,423	1,111,601
		19,229,546

10      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Internet & Catalog Retail—1.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	52,894	$10,720,027
Amazon.com, Inc.[1]	413	1,021,762
Baozun, Inc., Sponsored ADR[1]	11,664	371,382
boohoo Group plc[1]	169,188	689,059
Chewy, Inc., Cl. A1	6,023	260,434
Farfetch Ltd., Cl. A1	24,253	321,110
JD.com, Inc., ADR[1]	47,791	2,059,792
Meituan Dianping, Cl. B1	73,300	973,711
MercadoLibre, Inc.[1]	120	70,021
Ocado Group plc[1]	23,225	469,748
Pinduoduo, Inc., ADR[1]	5,366	254,563
Trainline plc[1,2]	91,774	439,235
		17,650,844

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	24,600	1,236,789

Media—0.1%
Cable One, Inc.	523	1,000,426
Zee Entertainment Enterprises Ltd.	196,456	412,380
		1,412,806

Multiline Retail—0.3%
Dollarama, Inc.	31,963	1,002,554
Falabella SA	198,741	542,735
Lojas Americanas SA, Preference	218,525	999,816
Next plc	13,253	789,740
		3,334,845

Specialty Retail—0.3%
Burlington Stores, Inc.[1]	3,133	572,368
Industria de Diseno Textil SA	63,474	1,619,236
Nitori Holdings Co. Ltd.	5,300	811,841
O’Reilly Automotive, Inc.[1]	1,707	659,482
		3,662,927

Textiles, Apparel & Luxury Goods—1.5%
Adidas AG	4,493	1,028,440
Brunello Cucinelli SpA	6,083	196,129
EssilorLuxottica SA	3,654	451,610
Hermes International	2,244	1,643,899
Kering SA	13,971	7,055,659
lululemon Athletica, Inc.[1]	4,680	1,045,886
LVMH Moet Hennessy Louis Vuitton SE	11,962	4,626,778
Moncler SpA	16,688	628,755
PRADA SpA	264,100	856,577
		17,533,733

11      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
Consumer Staples—3.2%
Beverages—1.1%
Ambev SA3	162,594	$339,068
Ambev SA, ADR[3]	37,099	79,763
Anadolu Efes Biracilik Ve Malt Sanayii AS	50,256	132,278
Britvic plc	73,515	678,711
Budweiser Brewing Co. APAC Ltd.[1,2]	307,100	825,697
Carlsberg AS, Cl. B	8,435	1,064,814
Coca-Cola European Partners plc	43,344	1,718,156
Davide Campari-Milano SpA	70,282	545,488
Diageo plc	107,355	3,721,397
Fomento Economico Mexicano SAB de CV3	260,385	1,682,925
Fomento Economico Mexicano SAB de CV, Sponsored ADR[3]	6,830	439,374
Heineken NV	10,237	871,562
Pernod Ricard SA	9,220	1,406,825
		13,506,058

Food & Staples Retailing—0.2%
Alimentation Couche-Tard, Inc., Cl. B	62,850	1,753,723
Atacadao SA	137,142	504,393
BIM Birlesik Magazalar AS	13,248	104,961
CP ALL PCL	211,000	459,407
		2,822,484

Food Products—0.9%
Barry Callebaut AG	754	1,478,795
Danone SA	39,529	2,742,241
Hershey Co. (The)	2,885	382,060
Kikkoman Corp.	27,000	1,242,326
McCormick & Co., Inc.	4,170	654,023
Saputo, Inc.	30,866	776,113
WH Group Ltd.	4,125,500	3,948,971
		11,224,529

Household Products—0.1%
Clorox Co. (The)	2,028	378,100
Colgate-Palmolive Co.	13,754	966,494
		1,344,594

Personal Products—0.5%
Amorepacific Corp.	10,057	1,453,214
AMOREPACIFIC Group	3,261	154,808
Hengan International Group Co. Ltd.	93,500	823,497
L’Oreal SA	5,137	1,494,997
Unilever plc	30,779	1,591,336
		5,517,852

Tobacco—0.4%
Philip Morris International, Inc.	24,280	1,811,288

12      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Tobacco (Continued)
Swedish Match AB	49,473	$3,065,087
		4,876,375

Energy—0.3%
Oil, Gas & Consumable Fuels—0.3%
LUKOIL PJSC, Sponsored ADR	5,362	351,791
Novatek PJSC, Sponsored GDR[3]	20,300	2,853,945
Novatek PJSC, Sponsored GDR[3]	759	106,707
		3,312,443

Financials—3.0%
Capital Markets—0.7%
B3 SA-Brasil Bolsa Balcao	72,083	509,283
Credit Suisse Group AG1	17,562	159,041
KKR & Co., Inc., Cl. A	16,964	427,662
London Stock Exchange Group plc	3,928	369,221
LPL Financial Holdings, Inc.	7,209	434,126
MarketAxess Holdings, Inc.	1,620	737,116
MSCI, Inc., Cl. A	3,739	1,222,653
S&P Global, Inc.	11,787	3,452,177
Tradeweb Markets, Inc., Cl. A	9,148	477,160
		7,788,439

Commercial Banks—1.0%
Akbank TAS[1]	473,110	394,333
Bank Central Asia Tbk PT	234,900	407,865
BNP Paribas SA	28,437	895,071
Citigroup, Inc.	17,483	848,974
Commercial International Bank Egypt SAE	123,473	501,288
Credicorp Ltd.	7,830	1,166,827
First Republic Bank	6,972	727,110
Grupo Aval Acciones y Valores SA, ADR	59,810	251,202
Grupo Financiero Inbursa SAB de CV, Cl. O	352,773	212,241
ICICI Bank Ltd., Sponsored ADR	113,774	1,110,434
ING Groep NV	100,560	552,832
Itau Unibanco Holding SA, ADR	157,547	663,273
Kotak Mahindra Bank Ltd.	113,738	2,043,403
Sberbank of Russia PJSC	535,926	1,432,077
Societe Generale SA	21,204	331,923
Turkiye Garanti Bankasi AS1	195,578	230,450
		11,769,303

Diversified Financial Services—0.1%
FirstRand Ltd.	462,981	1,012,147

Insurance—0.7%
AIA Group Ltd.	336,400	3,062,065
Allianz SE	2,042	378,288
Arthur J. Gallagher & Co.	7,099	557,272

13      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance (Continued)
Legal & General Group plc	405,395	$1,046,579
Ping An Insurance Group Co. of China Ltd., Cl. A	146,956	1,524,399
Prudential plc	157,917	2,249,199
		8,817,802
Real Estate Investment Trusts (REITs)—0.1%
Alexandria Real Estate Equities, Inc.	3,760	590,658
SBA Communications Corp., Cl. A	3,204	928,904
		1,519,562
Real Estate Management & Development—0.2%
Ayala Land, Inc.	905,200	553,502
CBRE Group, Inc., Cl. A1	7,072	303,601
DLF Ltd.	683,095	1,321,138
Oberoi Realty Ltd.	46,684	213,799
SM Prime Holdings, Inc.	287,510	171,567
		2,563,607
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	116,391	2,933,277
Health Care—4.7%
Biotechnology—0.8%
Alnylam Pharmaceuticals, Inc.[1]	2,883	379,691
Ascendis Pharma AS, ADR[1]	2,810	381,401
Blueprint Medicines Corp.[1]	5,277	310,446
CSL Ltd.	9,590	1,900,889
Galapagos NV1	2,998	663,048
GlycoMimetics, Inc.[1]	7,412	20,679
Grifols SA	62,821	2,140,340
Incyte Corp.[1]	6,514	636,157
Innovent Biologics, Inc.[1,2]	84,000	414,095
Ionis Pharmaceuticals, Inc.[1]	9,621	534,254
MacroGenics, Inc.[1]	18,630	134,136
Sage Therapeutics, Inc.[1]	4,366	170,187
Sarepta Therapeutics, Inc.[1]	4,060	478,593
Seattle Genetics, Inc.[1]	3,510	481,677
Shanghai Junshi Biosciences Co. Ltd., Cl. H1,2	10,000	48,065
uniQure NV1	8,004	509,375
Veracyte, Inc.[1]	10,144	273,584
		9,476,617
Health Care Equipment & Supplies—1.4%
DexCom, Inc.[1]	5,075	1,701,140
Edwards Lifesciences Corp.[1]	3,047	662,722
Hoya Corp.	19,600	1,791,189
IDEXX Laboratories, Inc.[1]	1,646	456,930
LivaNova plc[1]	7,600	403,712
Masimo Corp.[1]	5,133	1,098,000

14      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Health Care Equipment & Supplies (Continued)
Medtronic plc	27,155	$2,651,143
Novocure Ltd.[1]	3,596	236,617
ResMed, Inc.	12,752	1,980,641
Siemens Healthineers AG2	46,706	2,059,337
STERIS plc	5,276	751,830
Teleflex, Inc.	2,312	775,445
West Pharmaceutical Services, Inc.	5,071	959,737
Zimmer Biomet Holdings, Inc.	6,615	791,816
		16,320,259
Health Care Providers & Services—0.6%
Anthem, Inc.	4,628	1,299,218
Centene Corp.[1]	23,241	1,547,386
Fresenius Medical Care AG & Co. KGaA	54,133	4,242,296
		7,088,900
Health Care Technology—0.1%
Veeva Systems, Inc., Cl. A1	3,866	737,633
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	14,401	1,103,981
Avantor, Inc.[1]	46,250	777,462
Bio-Rad Laboratories, Inc., Cl. A1	1,461	642,986
ICON plc, ADR[1]	4,350	698,045
Illumina, Inc.[1]	946	301,802
IQVIA Holdings, Inc.[1]	1,736	247,536
Lonza Group AG	1,872	818,172
Samsung Biologics Co. Ltd.[1,2]	2,453	1,173,295
Sartorius Stedim Biotech	1,624	390,213
Wuxi Biologics Cayman, Inc.[1,2]	27,600	428,023
		6,581,515
Pharmaceuticals—1.3%
Bayer AG	51,531	3,410,211
Catalent, Inc.[1]	4,957	342,777
Hansoh Pharmaceutical Group Co. Ltd.[1,2]	92,000	355,496
Hutchison China MediTech Ltd., ADR[1]	3,400	73,134
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	134,928	1,752,309
Novartis AG	2,947	251,397
Novo Nordisk AS, Cl. B	70,322	4,490,344
Phathom Pharmaceuticals, Inc.[1]	8,713	294,848
Roche Holding AG	6,429	2,236,190
Takeda Pharmaceutical Co. Ltd.	84,573	3,036,831
		16,243,537
Industrials—3.3%
Aerospace & Defense—0.3%
Airbus SE	45,264	2,877,611

15      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
Aerospace & Defense (Continued)
CAE, Inc.	13,506	$223,167
		3,100,778
Air Freight & Couriers—0.3%
United Parcel Service, Inc., Cl. B	9,798	927,479
ZTO Express Cayman, Inc., ADR	71,159	2,117,692
		3,045,171
Building Products—0.1%
Assa Abloy AB, Cl. B	49,653	894,030
Daikin Industries Ltd.	6,100	790,661
Trex Co., Inc.[1]	1,489	141,783
		1,826,474
Commercial Services & Supplies—0.2%
Cintas Corp.	2,396	531,505
Copart, Inc.[1]	9,387	751,992
Prosegur Cash SA2	269,656	236,090
Republic Services, Inc., Cl. A	11,100	869,574
Waste Connections, Inc.	3,527	303,004
		2,692,165
Construction & Engineering—0.1%
Boskalis Westminster	6,845	119,026
Vinci SA	12,515	1,025,841
		1,144,867
Electrical Equipment—0.5%
AMETEK, Inc.	7,918	664,083
Legrand SA	11,280	761,178
Melrose Industries plc	455,166	572,976
Mitsubishi Electric Corp.	72,200	893,843
Nidec Corp.	44,000	2,555,660
		5,447,740
Industrial Conglomerates—0.3%
Carlisle Cos., Inc.	4,032	487,711
Jardine Strategic Holdings Ltd.	29,691	638,529
Roper Technologies, Inc.	3,276	1,117,214
SM Investments Corp.	58,924	959,856
		3,203,310
Machinery—0.6%
Aalberts NV	24,015	677,282
Atlas Copco AB, Cl. A	77,081	2,674,310
Epiroc AB, Cl. A	80,131	804,147
FANUC Corp.	4,600	758,513
IDEX Corp.	3,784	581,336
Minebea Mitsumi, Inc.	14,300	233,920

16      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Machinery (Continued)
VAT Group AG1,2	8,527	$1,408,176
		7,137,684
Professional Services—0.6%
CoStar Group, Inc.[1]	1,976	1,280,962
Equifax, Inc.	8,127	1,128,840
IHS Markit Ltd.	22,505	1,514,586
Nihon M&A Center, Inc.	13,400	440,624
Recruit Holdings Co. Ltd.	76,000	2,229,526
TransUnion	11,002	866,848
		7,461,386
Road & Rail—0.1%
Kansas City Southern	4,994	651,967
Old Dominion Freight Line, Inc.	3,955	574,622
		1,226,589
Trading Companies & Distributors—0.2%
Ashtead Group plc	39,418	1,081,653
Ferguson plc	6,934	501,515
ITOCHU Corp.	59,600	1,171,201
		2,754,369
Transportation Infrastructure—0.0%
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	26,666	267,080
Information Technology—8.4%
Communications Equipment—0.0%
Motorola Solutions, Inc.	1,472	211,688
Electronic Equipment, Instruments, & Components—1.4%
CDW Corp.	8,521	944,127
Hitachi Ltd.	51,500	1,545,168
Keyence Corp.	9,700	3,484,863
Keysight Technologies, Inc.[1]	5,548	536,880
Murata Manufacturing Co. Ltd.	80,600	4,483,737
Omron Corp.	17,400	1,021,648
Samsung Electro-Mechanics Co. Ltd.	13,053	1,221,996
TDK Corp.	48,600	4,202,604
		17,441,023
IT Services—1.3%
Adyen NV1,2	458	450,537
Amadeus IT Group SA	17,263	831,827
Black Knight, Inc.[1]	5,282	372,751
Booz Allen Hamilton Holding Corp., Cl. A	10,370	761,573
CACI International, Inc., Cl. A1	2,259	565,066
Edenred	18,646	752,022
EPAM Systems, Inc.[1]	10,101	2,231,210

17      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
Euronet Worldwide, Inc.[1]	3,422	$314,003
Fidelity National Information Services, Inc.	7,067	932,067
Global Payments, Inc.	5,566	924,067
Pagseguro Digital Ltd., Cl. A1	29,767	753,998
PayPal Holdings, Inc.[1]	15,460	1,901,580
Shopify, Inc., Cl. A1	663	420,477
StoneCo Ltd., Cl. A1	22,727	599,538
Tata Consultancy Services Ltd.	56,333	1,499,651
Twilio, Inc., Cl. A1	4,490	504,227
Visa, Inc., Cl. A	3,675	656,796
Worldline SA (France)[1,2]	22,039	1,499,830
		15,971,220
Semiconductors & Semiconductor Equipment—2.8%
Advanced Micro Devices, Inc.[1]	18,659	977,545
Advantest Corp.	19,800	962,927
ASML Holding NV	9,394	2,790,477
Disco Corp.	2,400	539,099
Infineon Technologies AG	48,790	906,568
Intel Corp.	7,808	468,324
KLA Corp.	5,561	912,505
Lam Research Corp.	3,510	896,033
Marvell Technology Group Ltd.	10,579	282,882
Maxim Integrated Products, Inc.	32,736	1,799,825
MKS Instruments, Inc.	2,956	296,280
Monolithic Power Systems, Inc.	3,730	745,664
NXP Semiconductors NV	12,114	1,206,191
QUALCOMM, Inc.	40,973	3,223,346
SCREEN Holdings Co. Ltd.	21,100	1,022,436
SK Hynix, Inc.	40,589	2,762,033
STMicroelectronics NV	85,682	2,230,371
STMicroelectronics NV, Cl. NY	121,965	3,118,645
Taiwan Semiconductor Manufacturing Co. Ltd.[3]	615,000	6,180,423
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR[3]	40,231	2,137,473
		33,459,047
Software—2.7%
Adobe, Inc.[1]	9,506	3,361,702
Alteryx, Inc., Cl. A1	2,747	310,905
ANSYS, Inc.[1]	2,550	667,667
Atlassian Corp. plc, Cl. A1	10,067	1,565,318
Blue Prism Group plc[1]	13,560	221,052
Coupa Software, Inc.[1]	3,810	670,903
Crowdstrike Holdings, Inc., Cl. A1	6,101	412,794
Dassault Systemes SE	7,331	1,074,026
DocuSign, Inc., Cl. A1	3,709	388,518
Intuit, Inc.	10,742	2,898,299
Microsoft Corp.	4,436	794,976
OneConnect Financial Technology Co. Ltd., ADR[1]	29,539	296,867

18      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Software (Continued)
Oracle Corp. Japan	18,600	$1,911,934
Paycom Software, Inc.[1]	1,363	355,770
RingCentral, Inc., Cl. A1	5,900	1,348,327
SAP SE	81,330	9,700,048
Splunk, Inc.[1]	5,895	827,422
Synopsys, Inc.[1]	8,486	1,333,320
Temenos AG1	7,493	976,390
Trade Desk, Inc. (The), Cl. A1	2,406	703,947
Weimob, Inc.[1,2]	1,436,000	1,084,210
Xero Ltd.[1]	21,365	1,086,489
		31,990,884

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co. Ltd.	48,583	2,001,965

Materials—2.3%
Chemicals—0.7%
Air Liquide SA	33,766	4,300,111
Akzo Nobel NV	32,309	2,452,731
FMC Corp.	5,706	524,381
Sika AG	5,267	872,391
		8,149,614

Construction Materials—0.1%
Indocement Tunggal Prakarsa Tbk PT	223,230	174,569
James Hardie Industries plc	82,120	1,177,529
Martin Marietta Materials, Inc.	1,882	358,013
Semen Indonesia Persero Tbk PT	212,500	113,432
		1,823,543

Containers & Packaging—0.1%
Avery Dennison Corp.	3,353	370,138
Ball Corp.	5,772	378,585
CCL Industries, Inc., Cl. B	677	21,162
		769,885

Metals & Mining—1.4%
Anglo American plc	146,668	2,618,741
AngloGold Ashanti Ltd., Sponsored ADR	35,738	871,650
Barrick Gold Corp.	68,115	1,751,918
BHP Billiton Ltd., Sponsored ADR	35,341	1,437,672
Gold Fields Ltd., Sponsored ADR	114,306	839,006
Grupo Mexico SAB de CV	487,722	1,040,161
MMC Norilsk Nickel PJSC[3]	691	191,614
MMC Norilsk Nickel PJSC, ADR[3]	9,275	258,057
Polyus PJSC, GDR[2]	2,950	241,549
Real Gold Mining Ltd.[1,3,4]	273,000	—
Shandong Gold Mining Co. Ltd., Cl. H2	356,250	1,053,585
Vale SA, Cl. B, Sponsored ADR	96,581	796,793

19      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Shares	Value
Metals & Mining (Continued)
Wheaton Precious Metals Corp.		151,360	$5,715,353
			16,816,099

Telecommunication Services—0.4%
Diversified Telecommunication Services—0.3%
Cogent Communications Holdings, Inc.		3,171	265,825
Nippon Telegraph & Telephone Corp.		112,400	2,560,729
Spark New Zealand Ltd.		440,014	1,187,140
			4,013,694

Wireless Telecommunication Services—0.1%
Rogers Communications, Inc., Cl. B		11,103	465,034
Total Common Stocks (Cost $366,341,832)			404,922,492

Preferred Stocks—1.0%
Grab Holdings, Inc., H Shares, Preference[1,4]		214,050	1,319,169
Harambee Re Ltd., 2019-1[1,4]		243,039	397,879
Kinesis Re, 2019-1[1,4]		189,383	1,469,998
Lion Rock Re Ltd., 2019-1[1,4,5]		375	540,544
Mt. Logan Re Ltd., 2019-1[1,4,5]		3,750	3,511,338
NCM Re Ltd., 2019-1[1,4,5]		450,326	726,056
Socium Re Ltd., 2019[1,4]		2,948,707	2,685,042
Thopas Re Ltd., 2019-1[1,4,5]		7,495	380,170
Torricelli Re, 2019-1[1,4,5]		4,134	351,965
Turing Re, 2019-1[1,2,4]		13,286	620,300
Viribus Re Ltd., 2019-1[1,4,5]		457,088	38,478
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		629,697	26,581
Total Preferred Stocks (Cost $13,682,360)			12,067,520

		Principal Amount
U.S. Government Obligations—9.3%
United States Treasury Nts.:
1.125%, 2/28/25[6]		$42,400,000	43,990,000
1.625%, 2/15/26[6]		38,920,000	41,512,133
2.75%, 2/15/28[6]		22,488,000	26,227,508
Total U.S. Government Obligations (Cost $104,216,537)			111,729,641

Foreign Government Obligations—4.5%
Italy Buoni Poliennali Del Tesoro, 3.00% Sr. Unsec. Nts., 8/1/29[2,7]	EUR	26,920,000	32,644,055
Japan Government Ten Year Bond, 0.10% Bonds, 12/20/29	JPY	2,230,000,000	21,085,760
Total Foreign Government Obligations (Cost $54,456,261)			53,729,815

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $210,532)[6]		210,000	226,304

Event-Linked Bonds—0.2%
Alturas Re Segregated Account 2019-1 Catastrophe Linked Nts., 0.00%, 6/30/20[2,4,8]		15,000	397,910
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/23[2,4,8]		37,500	302,783

20      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Event-Linked Bonds (Continued)
Limestone Re Ltd. Catastrophe Linked Nts., 0.00%, 6/30/20[2,4,8]	$78,969	$380,822
Sector Re V Ltd. Catastrophe Linked Nts., 0.00%, 3/1/24[2,4,7,8]	1,800,000	709,272
Versutus Ltd., 2019-1, Cl. B Catastrophe Linked Nts., 0.00%, 6/30/20[4,8]	292,084	314,450
Total Event-Linked Bonds (Cost $2,223,553)		2,105,237

	Shares	Value
Investment Companies—48.5%
Invesco Emerging Markets Sovereign Debt Exchange Traded Fund[5]	802,435	19,651,633
Invesco Government & Agency Portfolio, Institutional Class, 0.20%[5,9]	5,084,671	5,084,671
Invesco Oppenheimer Master Event-Linked Bond Fund[1,5]	6,554,023	103,286,166
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund[5]	8,446,860	250,111,525
Invesco Russell 2000 Dynamic Multifactor Exchange Traded Fund[5]	1,604,300	34,516,835
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	288,000	28,944,000
iShares Short-Term Corporate Bond Exchange Traded Fund	1,335,000	71,649,450
Vanguard Short-Term Corporate Bond Exchange Traded Fund	853,700	69,217,996
Total Investment Companies (Cost $580,038,126)		582,462,276

Total Investments, at Value (Cost $1,121,169,201)	97.2%	1,167,243,285
Net Other Assets (Liabilities)	2.8	33,444,317

Net Assets	100.0%	$1,200,687,602

Footnotes to Consolidated Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $46,772,362, which represented 3.90% of the Fund’s Net Assets.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2019	Gross Additions	Gross Reductions	Shares April 30, 2020
Preferred Stock
Lion Rock Re Ltd., 2019-1[a]	37,500	—	37,125	375
Mt. Logan Re Ltd., 2019-1[a]	3,750	—	—	3,750
NCM Re Ltd., 2019-1[a]	3,750,000	—	3,299,674	450,326
Thopas Re Ltd., 2019-1[a]	37,500	—	30,005	7,495
Torricelli Re, 2019-1[a]	37,500	—	33,366	4,134
Viribus Re Ltd., 2019-1[a]	2,926,109	—	2,469,021	457,088
Investment Company
Invesco Emerging Markets
Sovereign Debt Exchange Traded Fund	—	802,435	—	802,435
Invesco Government & Agency
Portfolio, Institutional Class	—	333,893,033	328,808,362	5,084,671

21      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Schedule of Investments (continued)

	Shares October 31, 2019		Gross Additions		Gross Reductions	Shares April 30, 2020
Invesco Oppenheimer Master Event-Linked Bond Fund	5,260,419		1,293,604		—	6,554,023
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	8,446,860		—		—	8,446,860
Invesco Russell 2000 Dynamic Multifactor Exchange Traded Fund	1,604,300		—		—	1,604,300

	Value		Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Preferred Stock
Lion Rock Re Ltd., 2019-1[a]	$—	[a]	$—		$90,229	$228,927
Mt. Logan Re Ltd., 2019-1 [a]	—	[a]	—		—	191,243
NCM Re Ltd., 2019-1 [a]	—	[a]	—		—	278,824
Thopas Re Ltd., 2019-1[a]	—	[a]	—		—	111,893
Torricelli Re, 2019-1[a]	—	[a]	—		23,897	38,084
Viribus Re Ltd., 2019-1[a]	—	[a]	—		1,128,114	(203,946)
Investment Company
Invesco Emerging Markets Sovereign Debt Exchange Traded Fund	19,651,633		97,287		—	265,573
Invesco Government & Agency Portfolio, Institutional Class	5,084,671		105,527		—	—
Invesco Oppenheimer Master Event-Linked Bond Fund	103,286,166		2,896,667	[b,c]	(835,922)[b]	(1,640,756)[b]
Invesco Russell 1000 Dynamic Multifactor Exchange Traded Fund	250,111,525		2,462,513		—	(9,138,093)
Invesco Russell 2000 Dynamic Multifactor Exchange Traded Fund	34,516,835		319,881		—	(13,683,913)

Total	$412,650,830		$5,881,875		$406,318	$(23,552,164)

a. This security is no longer an affiliate. Therefore, the value has been excluded from this table.

b. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

c. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,537,967. See Note 5 of the accompanying Consolidated Notes.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Consolidated Notes.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$805,214,365	69.0%
Japan	72,733,251	6.2
China	38,954,027	3.3

22      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Continued)	Value	Percent
France	$35,875,843	3.1%
Italy	34,871,004	3.0
Germany	23,340,676	2.0
United Kingdom	18,542,700	1.6
Switzerland	13,549,567	1.2
Supranational	12,827,007	1.1
Canada	12,129,501	1.0
Netherlands	9,630,012	0.8
India	9,560,664	0.8
South Korea	8,767,311	0.8
Taiwan	8,317,896	0.7
Hong Kong	7,722,699	0.7
Sweden	7,437,574	0.6
Russia	6,547,341	0.6
Denmark	5,936,559	0.5
South Africa	5,341,544	0.5
Brazil	5,245,925	0.5
Spain	4,827,494	0.4
Mexico	3,773,751	0.3
Australia	3,338,561	0.3
New Zealand	2,273,629	0.2
Philippines	1,684,925	0.1
Ireland	1,516,769	0.1
Singapore	1,319,169	0.1
Peru	1,166,826	0.1
Turkey	862,023	0.1
Macau	751,105	0.1
Indonesia	695,866	0.1
Belgium	663,048	0.1
Chile	542,735	0.0
Egypt	501,288	0.0
Thailand	459,407	0.0
Colombia	251,202	0.0
Argentina	70,021	0.0

Total	$1,167,243,285	100.0%

Forward Currency Exchange Contracts as of April 30, 2020
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2020	CNY	27,400	USD	3,861	$9,058	$—
BAC	06/2020	HKD	38,150	USD	4,919	—	(1,296)
BAC	06/2020	RUB	771,280	USD	10,517	—	(196,039)
BAC	06/2020	SGD	16,200	USD	11,376	114,638	—
BAC	06/2020	TWD	663,000	USD	22,403	69,863	—
BAC	06/2020	USD	16,784	MYR	73,580	—	(250,225)
BAC	06/2020	USD	13,863	THB	450,000	—	(45,290)
BOA	06/2020	CAD	60,800	USD	43,256	427,576	—
BOA	06/2020	COP	12,726,000	USD	3,141	60,677	—
BOA	06/2020	EUR	52,000	USD	56,260	775,726	—
BOA	06/2020	GBP	9,680	USD	11,966	228,355	—

23      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2020	INR	89,145	USD	1,156	$18,471	$—
BOA	06/2020	JPY	1,875,000	USD	17,466	17,923	—
BOA	06/2020	KRW	10,000,000	USD	8,117	120,523	—
BOA	06/2020	NOK	18,230	USD	1,821	—	(40,973)
BOA	06/2020	NZD	17,170	USD	10,304	225,372	—
BOA	06/2020	TRY	19,565	USD	2,744	24,687	—
BOA	06/2020	USD	16,475	CAD	23,470	—	(387,451)
BOA	06/2020	USD	30,850	CHF	30,000	—	(269,454)
BOA	06/2020	USD	39,794	EUR	35,695	641,803	—
BOA	06/2020	USD	6,038	IDR	95,740,000	—	(227,260)
BOA	06/2020	USD	42,321	JPY	4,550,000	—	(106,251)
CITNA-B	06/2020	CHF	12,160	USD	12,824	—	(210,385)
CITNA-B	06/2020	CNY	74,970	USD	10,648	—	(58,558)
CITNA-B	06/2020	COP	44,597,600	USD	11,316	—	(97,358)
CITNA-B	06/2020	HUF	92,000	USD	302	—	(16,285)
CITNA-B	06/2020	ILS	6,010	USD	1,650	76,781	—
CITNA-B	06/2020	INR	397,750	USD	5,267	—	(25,517)
CITNA-B	06/2020	JPY	1,370,000	USD	12,874	—	(99,234)
CITNA-B	06/2020	RUB	59,700	USD	814	—	(14,717)
CITNA-B	06/2020	TWD	83,210	USD	2,806	14,079	—
CITNA-B	06/2020	USD	376	ARS	26,980	390	—
CITNA-B	06/2020	USD	886	AUD	1,410	—	(32,865)
CITNA-B	06/2020	USD	264	DKK	1,765	4,159	—
CITNA-B	06/2020	USD	16,512	EUR	15,150	—	(104,843)
CITNA-B	06/2020	USD	90,391	JPY	9,640,000	502,470	—
CITNA-B	06/2020	USD	26,789	NZD	43,736	—	(32,755)
CITNA-B	06/2020	USD	1,628	PHP	84,000	—	(31,764)
CITNA-B	06/2020	USD	8,308	PLN	32,760	413,817	—
CITNA-B	06/2020	USD	8,288	SEK	80,980	—	(16,522)
CITNA-B	06/2020	ZAR	363,920	USD	22,133	—	(2,590,979)
DEU	06/2020	INR	887,690	USD	11,765	—	(67,854)
DEU	06/2020	JPY	1,810,000	USD	17,016	—	(138,924)
GSCO-OT	06/2020	CHF	1,310	USD	1,382	—	(23,375)
HSBC	06/2020	CNY	69,598	USD	9,883	—	(52,271)
HSBC	06/2020	IDR	344,043,000	USD	23,151	—	(634,729)
HSBC	06/2020	JPY	43,300	USD	407	—	(3,140)
HSBC	06/2020	SGD	5,290	USD	3,747	5,363	—
HSBC	06/2020	TRY	78,910	USD	12,185	—	(1,019,460)
HSBC	06/2020	USD	5,905	HKD	45,880	—	(9,262)
HSBC	06/2020	USD	12,617	KRW	15,172,030	119,255	—
JPM	06/2020	BRL	114,660	USD	21,993	—	(962,224)
JPM	06/2020	CAD	18,958	USD	13,367	253,657	—
JPM	06/2020	CLP	13,900,000	USD	16,186	481,868	—
JPM	06/2020	EUR	61,857	USD	66,871	976,708	—
JPM	06/2020	GBP	26,445	USD	31,780	1,533,634	—
JPM	06/2020	JPY	5,500,000	USD	49,632	1,652,594	—
JPM	06/2020	NOK	142,000	USD	13,349	515,047	—
JPM	06/2020	PLN	37,500	USD	8,941	94,893	—

24      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	06/2020	RUB	166,500	USD	2,224	$4,111	$—
JPM	06/2020	SEK	196,000	USD	19,504	595,367	—
JPM	06/2020	USD	18,330	BRL	103,160	—	(591,596)
JPM	06/2020	USD	13,942	CZK	353,000	—	(340,708)
JPM	06/2020	USD	12,275	MXN	307,860	—	(406,265)
JPM	06/2020	USD	1,440	PEN	5,080	—	(60,841)
JPM	06/2020	USD	12,706	PHP	647,300	—	(87,136)
JPM	06/2020	USD	37,217	TWD	1,110,000	—	(407,468)
JPM	06/2020	USD	19,129	ZAR	365,000	—	(470,822)
MOS	06/2020	MYR	86,505	USD	20,094	—	(67,917)
MOS	06/2020	TWD	268,490	USD	9,074	27,065	—
MOS	06/2020	USD	15,987	CLP	13,329,000	3,336	—
MOS	06/2020	USD	1,420	RON	6,215	21,154	—
MOS	06/2020	ZAR	15,880	USD	968	—	(114,878)
RBC	06/2020	CAD	13,207	USD	9,308	180,876	—
RBC	06/2020	EUR	3,043	USD	3,290	47,814	—
RBC	06/2020	MXN	284,710	USD	13,125	—	(1,397,411)
RBC	06/2020	USD	32,486	CAD	45,025	136,354	—
RBC	06/2020	USD	108,438	EUR	97,210	1,813,470	—
RBC	06/2020	USD	45,618	GBP	36,521	—	(389,059)
SCB	06/2020	THB	96,340	USD	3,031	—	(52,999)
UBS	06/2020	CHF	9,980	USD	10,536	—	(183,279)
UBS	06/2020	USD	3,513	AUD	5,510	—	(78,065)

Total Unrealized Appreciation and Depreciation						$12,208,934	$(12,415,704)

Futures Contracts as of April 30, 2020
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell
2000 Index	Sell	6/19/20	601	USD 30,834	$39,266,335	$(8,432,595)
Japanese Bonds, 10 yr.	Buy	6/15/20	27	JPY 38,094	38,441,318	347,097
MSCI Emerging Market Index	Sell	6/19/20	1,639	USD 66,628	74,238,505	(7,610,638)
Nikkei 225 Index	Sell	6/11/20	9	JPY 1,671	1,682,337	(11,241)
S&P 500 E-Mini Index	Buy	6/19/20	448	USD 53,838	65,016,000	11,177,577
S&P/TSX 60 Index	Buy	6/18/20	67	CAD 7,080	8,550,508	1,470,818
SPI 200 Index	Buy	6/18/20	97	AUD 8,032	8,754,591	722,355
United States Treasury Nts., 10 yr.	Buy	6/19/20	183	USD 24,361	25,448,438	1,087,604
United States Treasury Nts., 2 yr.	Buy	6/30/20	2,182	USD 479,559	480,977,579	1,418,226
United States Treasury Nts., 5 yr.	Buy	6/30/20	1,344	USD 166,325	168,651,000	2,326,222

						$2,495,425

25      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps at April 30, 2020
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.33	Sell	1.000%	12/20/24	USD 66,300	$(1,085,694)	$538,413	$1,624,107
CDX.NA.IG.34	Sell	1.000	6/20/25	USD 132,600	(1,840,323)	996,970	2,837,293

Total Centrally Cleared Credit Default Swaps					$(2,926,017)	$1,535,383	$4,461,400

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSO	Morgan Stanley & Co., Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu

26      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SPI	Swiss Performance Index
TSX 60	60 largest companies on the Toronto Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

27      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2020 Unaudited

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $703,875,546)	$754,592,455
Affiliated companies (cost $417,293,655)	412,650,830

1,167,243,285
Cash	14,918,421
Cash—foreign currencies (cost $335,319)	335,235
Cash used for collateral on centrally cleared swaps	7,569,862
Unrealized appreciation on forward currency exchange contracts	12,208,934
Receivables and other assets:
Investments sold	19,499,068
Variation margin receivable - futures contracts	6,146,640
Interest and dividends	2,682,515
Shares of beneficial interest sold	264,184
Other	887,413

Total assets	1,231,755,557
Liabilities
Unrealized depreciation on forward currency exchange contracts	12,415,704
Variation margin payable - centrally cleared swaps	634,791
Payables and other liabilities:
Investments purchased	15,266,555
Shares of beneficial interest redeemed	1,078,195
Transfer and shareholder servicing agent fees	428,330
Trustees’ compensation	384,671
Distribution and service plan fees	271,953
Shareholder communications	226,177
Foreign capital gains tax	126,318
Advisory fees	26,091
Administration fees	484
Other	208,686

Total liabilities	31,067,955
Net Assets	$1,200,687,602

Composition of Net Assets
Shares of beneficial interest	$1,222,174,936
Total accumulated loss	(21,487,334)

Net Assets	$1,200,687,602

28      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $983,630,116 and 56,167,304 shares of beneficial interest outstanding)	$17.51

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$18.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $80,699,040 and 4,875,208 shares of beneficial interest outstanding)	$16.55

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $34,032,695 and 1,990,689 shares of beneficial interest outstanding)	$17.10

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $66,714,907 and 3,807,715 shares of beneficial interest outstanding)	$17.52

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,117 and 576 shares of beneficial interest outstanding)	$17.56

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $35,600,727 and 2,029,002 shares of beneficial interest outstanding)	$17.55

See accompanying Notes to Consolidated Financial Statements.

29      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2020 Unaudited

Investment Income
Interest:
Unaffiliated companies	$1,054,451
Affiliated companies	855,144
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $306,850)	3,646,287
Affiliated companies	5,026,731

Total investment income	10,582,613
Expenses
Advisory fees	5,034,372
Administration fees	93,387
Distribution and service plan fees:
Class A	1,310,050
Class C	438,899
Class R	90,965
Transfer and shareholder servicing agent fees:
Class A	1,092,820
Class C	91,551
Class R	37,946
Class Y	72,484
Class R5	3
Class R6	2,357
Shareholder communications:
Class A	68,380
Class C	5,729
Class R	2,377
Class Y	4,549
Class R5	1
Class R6	2,407
Custodian fees and expenses	82,660
Other	142,075

Total expenses	8,573,012
Less waivers and reimbursement of expenses	(729,071)

Net expenses	7,843,941
Net Investment Income	2,738,672

30      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $82,136) (includes net gain (loss) from securities sold to affiliates $(10,487))	$2,045,874
Affiliated companies	406,318
Futures contracts	(13,668,160)
Foreign currency transactions	(579,236)
Forward currency exchange contracts	(4,521,262)
Swap contracts	(14,934,870)
Increase from payment by affiliate	141,727

Net realized loss	(31,109,609)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $(49,146))	(14,037,429)
Affiliated companies	(23,552,164)
Foreign currency transactions	95,911
Forward currency exchange contracts	(1,137,646)
Futures contracts	14,557,712
Swap contracts	3,869,167

Net change in unrealized appreciation/(depreciation)	(20,204,449)
Net Decrease in Net Assets Resulting from Operations	$ (48,575,386)

See accompanying Notes to Consolidated Financial Statements.

31      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations
Net investment income	$2,738,672	$9,324,795
Net realized gain (loss)	(31,109,609)	(36,392,765)
Net change in unrealized appreciation/(depreciation)	(20,204,449)	131,686,745

Net increase (decrease) in net assets resulting from operations	(48,575,386)	104,618,775
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	—	(86,882,802)
Class C	—	(16,319,488)
Class R	—	(3,284,009)
Class Y	(57,508)	(8,722,481)
Class R5	(11)	—
Class R6	(42,744)	(2,897,720)

Total distributions from distributable earnings	(100,263)	(118,106,500)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(69,573,583)	49,852,737
Class C	(7,718,758)	(113,424,129)
Class R	(3,127,849)	(1,026,614)
Class Y	(5,221,803)	(38,456,538)
Class R5	—	10,000
Class R6	(726,553)	4,577,166

Total beneficial interest transactions	(86,368,546)	(98,467,378)
Net Assets
Total decrease	(135,044,195)	(111,955,103)
Beginning of period	1,335,731,797	1,447,686,900

End of period	$1,200,687,602	$1,335,731,797

See accompanying Notes to Consolidated Financial Statements.

32      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.21	$18.48	$19.48	$17.77	$17.58	$17.43
Income (loss) from investment operations:
Net investment income[2]	0.04	0.13	0.21	0.28	0.23	0.24
Net realized and unrealized gain (loss)	(0.74)	1.16	(1.21)	1.94	0.23	0.15
Total from investment operations	(0.70)	1.29	(1.00)	2.22	0.46	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.39)	(0.00)[3]	(0.51)	(0.27)	(0.24)
Distributions from net realized gain	0.00	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	0.00	(1.56)	(0.00)[3]	(0.51)	(0.27)	(0.24)
Net asset value, end of period	$17.51	$18.21	$18.48	$19.48	$17.77	$17.58

Total Return, at Net Asset Value[4]	(3.84)%	8.05%	(5.12)%	12.84%	2.72%	2.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$983,630	$1,093,027	$1,050,082	$1,193,012	$1,139,315	$1,203,181
Average net assets (in thousands)	$1,053,562	$1,053,658	$1,172,491	$1,157,102	$1,150,095	$1,247,197
Ratios to average net assets:[5]
Net investment income[6]	0.46%	0.75%	1.06%	1.51%	1.33%	1.39%
Expenses excluding specific expenses listed below	1.31%	1.31%	1.32%[7]	1.34%[7]	1.34%[7]	1.33%[7]
Interest and fees from borrowings	0.00%	0.00%[8]	0.00%[8]	0.00%[8]	0.00%[8]	0.00%[8]
Total expenses[9]	1.31%	1.31%	1.32%[7]	1.34%[7]	1.34%[7]	1.33%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.21%	1.25%[7]	1.27%[7]	1.28%[7]	1.28%[7]
Portfolio turnover rate[10]	42%	52%	151%	40%	84%	83%

33      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

8. Less than 0.005%.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.42%
Year Ended October 31, 2019	1.39%
Year Ended October 31, 2018	1.34%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

34      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$17.28	$17.59	$18.67	$17.13	$17.00	$16.88
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.00)[3]	0.06	0.14	0.10	0.11
Net realized and unrealized gain (loss)	(0.71)	1.10	(1.14)	1.85	0.23	0.14
Total from investment operations	(0.73)	1.10	(1.08)	1.99	0.33	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.24)	0.00	(0.45)	(0.20)	(0.13)
Distributions from net realized gain	0.00	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	0.00	(1.41)	0.00	(0.45)	(0.20)	(0.13)
Net asset value, end of period	$16.55	$17.28	$17.59	$18.67	$17.13	$17.00

Total Return, at Net Asset Value[4]	(4.23)%	7.22%	(5.84)%	11.99%	1.97%	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,699	$92,142	$209,903	$237,072	$238,771	$247,445
Average net assets (in thousands)	$88,220	$163,610	$237,237	$236,259	$240,948	$256,637
Ratios to average net assets:[5]
Net investment income (loss)[6]	(0.29)%	(0.00)%[7]	0.31%	0.77%	0.58%	0.64%
Expenses excluding specific expenses listed below	2.06%	2.06%	2.08%[8]	2.09%[8]	2.09%[8]	2.08%[8]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[9]	2.06%	2.06%	2.08%[8]	2.09%[8]	2.09%[8]	2.08%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.96%	2.01%[8]	2.02%[8]	2.03%[8]	2.03%[8]
Portfolio turnover rate[10]	42%	52%	151%	40%	84%	83%

35      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

9. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	2.17%
Year Ended October 31, 2019	2.14%
Year Ended October 31, 2018	2.10%
Year Ended October 31, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class R	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$17.79	$18.10	$19.12	$17.47	$17.29	$17.15
Income (loss) from investment operations:
Net investment income[2]	0.02	0.09	0.16	0.23	0.18	0.20
Net realized and unrealized gain (loss)	(0.71)	1.11	(1.18)	1.90	0.24	0.14
Total from investment operations	(0.69)	1.20	(1.02)	2.13	0.42	0.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.34)	0.00	(0.48)	(0.24)	(0.20)
Distributions from net realized gain	0.00	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	0.00	(1.51)	0.00	(0.48)	(0.24)	(0.20)
Net asset value, end of period	$17.10	$17.79	$18.10	$19.12	$17.47	$17.29

Total Return, at Net Asset Value[3]	(3.88)%	7.68%	(5.34)%	12.55%	2.51%	1.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,033	$38,552	$39,909	$42,854	$37,321	$36,537
Average net assets (in thousands)	$36,563	$39,538	$43,762	$39,052	$36,498	$38,398
Ratios to average net assets:[4]
Net investment income[5]	0.21%	0.50%	0.82%	1.26%	1.09%	1.14%
Expenses excluding specific expenses listed below	1.56%	1.56%	1.57%[6]	1.59%[6]	1.59%[6]	1.58%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.56%	1.56%	1.57%[6]	1.59%[6]	1.59%[6]	1.58%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.46%	1.50%[6]	1.52%[6]	1.53%[6]	1.53%[6]
Portfolio turnover rate[9]	42%	52%	151%	40%	84%	83%

37      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.67%
Year Ended October 31, 2019	1.64%
Year Ended October 31, 2018	1.59%
Year Ended October 31, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%
9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class Y	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.21	$18.49	$19.47	$17.75	$17.56	$17.42
Income (loss) from investment operations:
Net investment income[2]	0.06	0.18	0.26	0.32	0.28	0.29
Net realized and unrealized gain (loss)	(0.74)	1.14	(1.21)	1.94	0.23	0.14
Total from investment operations	(0.68)	1.32	(0.95)	2.26	0.51	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.43)	(0.03)	(0.54)	(0.32)	(0.29)
Distributions from net realized gain	0.00	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.01)	(1.60)	(0.03)	(0.54)	(0.32)	(0.29)
Net asset value, end of period	$17.52	$18.21	$18.49	$19.47	$17.75	$17.56

Total Return, at Net Asset Value[3]	(3.71)%	8.27%	(4.88)%	13.13%	2.97%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,715	$74,260	$114,493	$121,039	$60,771	$45,698
Average net assets (in thousands)	$69,862	$88,444	$133,677	$82,959	$52,148	$42,596
Ratios to average net assets:[4]
Net investment income[5]	0.71%	0.99%	1.31%	1.72%	1.63%	1.63%
Expenses excluding specific expenses listed below	1.06%	1.06%	1.08%[6]	1.10%[6]	1.09%[6]	1.08%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.06%	1.06%	1.08%[6]	1.10%[6]	1.09%[6]	1.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.96%	1.01%[6]	1.03%[6]	1.03%[6]	1.03%[6]
Portfolio turnover rate[9]	42%	52%	151%	40%	84%	83%

39      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.17%
Year Ended October 31, 2019	1.14%
Year Ended October 31, 2018	1.10%
Year Ended October 31, 2017	1.12%
Year Ended October 31, 2016	1.10%
Year Ended October 30, 2015	1.08%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

40      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Class R5	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$18.24	$17.36
Income (loss) from investment operations:
Net investment income[2]	0.08	0.09
Net realized and unrealized gain (loss)	(0.74)	0.79
Total from investment operations	(0.66)	0.88
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	0.00
Distributions from net realized gain	0.00	0.00
Total dividends and/or distributions to shareholders	(0.02)	0.00
Net asset value, end of period	$17.56	$18.24

Total Return, at Net Asset Value[3]	(3.63)%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$11
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income[5]	0.87%	1.11%
Total expenses[6]	0.90%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.85%
Portfolio turnover rate[7]	42%	52%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.01%
Period Ended October 31, 2019	1.01%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

41      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R6	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$18.22	$18.51	$19.48	$17.75	$17.56	$17.41
Income (loss) from investment operations:
Net investment income[2]	0.08	0.21	0.29	0.36	0.29	0.31
Net realized and unrealized gain (loss)	(0.73)	1.14	(1.21)	1.93	0.25	0.16
Total from investment operations	(0.65)	1.35	(0.92)	2.29	0.54	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.47)	(0.05)	(0.56)	(0.35)	(0.32)
Distributions from net realized gain	0.00	(1.17)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.02)	(1.64)	(0.05)	(0.56)	(0.35)	(0.32)
Net asset value, end of period	$17.55	$18.22	$18.51	$19.48	$17.75	$17.56

Total Return, at Net Asset Value[3]	(3.57)%	8.48%	(4.75)%	13.33%	3.18%	2.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,601	$37,741	$33,300	$28,163	$23,444	$747
Average net assets (in thousands)	$37,171	$34,510	$33,025	$25,390	$9,808	$877
Ratios to average net assets:[4]
Net investment income[5]	0.91%	1.17%	1.48%	1.93%	1.66%	1.74%
Expenses excluding specific expenses listed below	0.86%	0.88%	0.91%[6]	0.90%[6]	0.85%[6]	0.88%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	0.86%	0.88%	0.91%[6]	0.90%[6]	0.85%[6]	0.88%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.79%	0.84%[6]	0.84%[6]	0.79%[6]	0.83%[6]
Portfolio turnover rate[9]	42%	52%	151%	40%	84%	83%

42      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.97%
Year Ended October 31, 2019	0.96%
Year Ended October 31, 2018	0.93%
Year Ended October 31, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

43      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2020 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Global Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund will invest in the Invesco Oppenheimer Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

44      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

45      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

46      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid annually. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

47      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting

48      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security,

49      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

50      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the

51      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed

52      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

N.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

53      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Fee Schedule*
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/ or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.31%, 2.06%, 1.56%, 1.06%, 0.94% and 0.89%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $729,071.

The Trust has entered into a master administrative services agreement with Invesco

54      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Brown Brothers Harriman & Co. serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended April 30, 2020, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $45,292 in front-end sales commissions from the sale of Class A shares and $323 and $2,390 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

55      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$43,154,364	$53,889,886	$—	$97,044,250
Consumer Staples	11,146,412	28,145,480	—	39,291,892
Energy	106,707	3,205,736	—	3,312,443
Financials	15,543,467	20,860,670	—	36,404,137
Health Care	24,846,721	31,601,740	—	56,448,461
Industrials	15,001,445	24,306,168	—	39,307,613
Information Technology	44,631,496	56,444,331	—	101,075,827
Materials	14,346,381	13,212,760	—	27,559,141
Telecommunication Services	730,859	3,747,869	—	4,478,728
Preferred Stocks	26,581	—	12,040,939	12,067,520

56      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
U.S. Government Obligations	$—	$111,729,641	$—	$111,729,641
Foreign Government Obligations	—	53,729,815	—	53,729,815
Non-Convertible Corporate Bond and Note	—	226,304	—	226,304
Event-Linked Bonds	—	—	2,105,237	2,105,237
Investment Companies	582,462,276	—	—	582,462,276

Total Investments, at Value	751,996,709	401,100,400	14,146,176	1,167,243,285
Other Financial Instruments:
Centrally cleared swaps, at value	—	1,535,383	—	1,535,383
Futures contracts	18,549,899	—	—	18,549,899
Forward currency exchange contracts	—	12,208,934	—	12,208,934

Total Assets	$770,546,608	$414,844,717	$14,146,176	$1,199,537,501

Liabilities Table
Other Financial Instruments:
Futures contracts	$(16,054,474)	$—	$—	$(16,054,474)
Forward currency exchange contracts	—	(12,415,704)	—	(12,415,704)

Total Liabilities	$(16,054,474)	$(12,415,704)	$—	$(28,470,178)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Value as of October 31, 2019	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Preferred Stocks		$35,408,908	$2,222,690	$(233,229)	$—
Event-Linked Bonds		19,481,938	623,745	(100,254)	—

Total Assets		$54,890,846	$2,846,435	$ (333,483)	$—

a. Included in net investment income.
	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of April 30, 2020
Assets Table
Investments, at Value:
Preferred Stocks	$—	$(25,357,430)	$—	$—	$12,040,939
Event-Linked Bonds	—	(17,900,192)	—	—	2,105,237

Total Assets	$—	$(43,257,622)	$—	$—	$14,146,176

The total change in unrealized appreciation/depreciation included in the Consolidated

57      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Preferred Stocks	$(233,229)
Event-Linked Bonds	(100,254)

Total Assets	$(333,483)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of April 30, 2020:

	Value as of April 30, 2020	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Preferred Stocks	$10,721,770	Pricing Service	N/A	N/A	N/A (a)
		Recent Transac-	Recent Transac-		$6.1629/share
Preferred Stocks	1,319,169	tion Price	tion Price	N/A	(b)
Event-Linked Bonds	2,105,237	Pricing Service	N/A	N/A	N/A (a)

Total	$14,146,176

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain preferred stocks at the most recent transaction price occurring within the past three months. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period November 1, 2019 to April 30, 2020: Securities purchases of $4,210 and securities sales of $88,001, which resulted in net realized losses of $10,487.

58      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$2,541,113	$(1,031,389)	$–	$(1,360,000)	$149,724
Barclays Bank plc	193,559	(193,559)	–	–	–
Citibank NA	1,011,696	(1,011,696)	–	–	–
HSBC Bank USA NA	124,618	(124,618)	–	–	–
JPMorgan Chase Bank NA	6,107,879	(3,327,060)	(1,675,708)	–	1,105,111
Morgan Stanley Capital Services, Inc.	51,555	(51,555)	–	–	–
RBC Dominion Securities	2,178,514	(1,786,470)	–	(392,044)	–

	$12,208,934	$(7,526,347)	$(1,675,708)	$(1,752,044)	$1,254,835

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

59      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,031,389)	$1,031,389	$–	$–	$–
Barclays Bank plc	(492,850)	193,559	299,291	–	–
Citibank NA	(3,331,782)	1,011,696	2,320,086	–	–
Deutsche Bank AG	(206,778)	–	206,778	–	–
Goldman Sachs Bank USA	(23,375)	–	–	–	(23,375)
HSBC Bank USA NA	(1,718,862)	124,618	1,594,244	–	–
JPMorgan Chase Bank NA	(3,327,060)	3,327,060	–	–	–
Morgan Stanley Capital Services, Inc.	(182,795)	51,555	–	–	(131,240)
RBC Dominion Securities	(1,786,470)	1,786,470	–	–	–
Standard Chartered Bank	(52,999)	–	–	–	(52,999)
UBS AG	(261,344)	–	–	–	(261,344)

	$(12,415,704)	$7,526,347	$4,420,399	$–	$(468,958)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Centrally cleared swaps, at value	$1,535,383[1]
Equity contracts	Futures Contracts	13,370,750[2]	Futures Contracts	$16,054,474[2]
Interest rate contracts	Futures Contracts	5,179,149[2]
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	12,208,934	Unrealized depreciation on foreign currency exchange contracts	12,415,704

Total		$32,294,216		$28,470,178

60      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Six Months Ended April 30, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$3,957,768	$—	$—	$3,957,768
Credit contracts	—	—	(9,208)	(9,208)
Equity contracts	(19,945,545)	—	(9,779,553)	(29,725,098)
Forward currency exchange contracts	—	(4,521,262)	—	(4,521,262)
Interest rate contracts	2,319,617	—	(5,146,109)	(2,826,492)

Total	$(13,668,160)	$(4,521,262)	$(14,934,870)	$(33,124,292)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$694,175	$ — $	—	$694,175
Credit contracts	—	—	4,461,400	4,461,400
Equity contracts	5,285,504	—	(2,000,264)	3,285,240
Forward currency exchange contracts	—	(1,137,646)	—	(1,137,646)
Interest rate contracts	8,578,033	—	1,408,031	9,986,064

Total	$14,557,712	$(1,137,646)	$3,869,167	$17,289,233

The table below summarizes the six months ended average notional value of forward foreign currency contracts, futures contracts and swap agreements during the period.

	Forward foreign currency contracts	Futures contracts	Swap contracts
Average notional amount	$915,422,223	$843,739,446	$690,369,588

61      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Note 6 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent

Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the

Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,797
Payments Made to Retired Trustees	24,953
Accumulated Liability as of April 30, 2020	176,038

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Brown Brothers Harriman & Co., the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. Effective May 5, 2020 the custodian changed to State Street Bank and Trust.

62      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Note 8 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$16,206,354	$10,153,894	$26,360,248

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further the realization of net unrealized gains or losses as of the date of any reorganization.

Note 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $470,853,733 and $660,247,523, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $59,168,138 and $43,462,222, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$148,877,770
Aggregate unrealized (depreciation) of investments	(95,583,938)
Net unrealized appreciation of investments	$53,293,832

Cost of investments for tax purposes is $2,027,109,689.

Note 10 – Share Information

Transactions in shares of beneficial interest were as follows:

63      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended April 30, 2020[1]		Year Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class A
Sold	1,175,322	$21,222,600	2,911,011	$51,175,716
Automatic Conversion Class C to Class A Shares	144,031	2,608,108	5,325,355	95,143,552
Dividends and/or distributions reinvested	—	—	5,016,171	80,810,340
Redeemed	(5,191,535)	(93,404,291)	(10,028,998)	(177,276,871)

Net increase (decrease)	(3,872,182)	$(69,573,583)	3,223,539	$49,852,737

Class C
Sold	307,043	$5,301,316	668,552	$11,216,031
Dividends and/or distributions reinvested	—	—	1,041,158	16,023,421
Automatic Conversion	(152,091)	(2,608,108)	(5,598,427)	(95,143,552)
Class C to Class A Shares Redeemed	(613,462)	(10,411,966)	(2,712,318)	(45,520,029)

Net increase (decrease)	(458,510)	$(7,718,758)	(6,601,035)	$(113,424,129)

Class R
Sold	181,184	$3,209,131	343,338	$5,934,603
Dividends and/or distributions reinvested	—	—	200,297	3,160,687
Redeemed	(356,996)	(6,336,980)	(582,631)	(10,121,904)

Net increase (decrease)	(175,812)	$(3,127,849)	(38,996)	$(1,026,614)

Class Y
Sold	559,783	$9,655,834	1,314,255	$22,876,384
Dividends and/or distributions reinvested	2,780	52,465	443,746	7,135,445
Redeemed	(833,642)	(14,930,102)	(3,872,838)	(68,468,367)

Net increase (decrease)	(271,079)	$(5,221,803)	(2,114,837)	$(38,456,538)

Class R5[3]
Sold	—	$—	576	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$—	576	$10,000

Class R6
Sold	173,708	$3,179,828	406,804	$7,210,061
Dividends and/or distributions reinvested	2,246	42,431	179,936	2,889,774
Redeemed	(218,281)	(3,948,812)	(314,157)	(5,522,669)

Net increase (decrease)	(42,327)	$(726,553)	272,583	$4,577,166

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

64      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. Commencement date after the close of business on May 24, 2019.

Note 11 – Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Note 12 – Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Global Allocation Fund to Invesco Global Allocation Fund.

65      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

66      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

67      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

68      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

69      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

INVESCO PRIVACY POLICY Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

70      INVESCO OPPENHEIMER GLOBAL ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLAL-SAR-1 06272020

Semiannual Report 4/30/2020

Invesco Oppenheimer
Global Strategic Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
6-Month	-11.35%	-15.20%	4.86%
1-Year	-8.71	-12.70	10.84
5-Year	-0.21	-1.06	3.80
10-Year	2.56	2.12	3.96

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

2      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	36.4%
Foreign Government Obligations	23.8
Mortgage-Backed Obligations
Agency	12.4
CMOs	2.0
Non-Agency	7.9
Asset-Backed Securities	8.9
Investment Companies	4.8
U.S. Government Obligations	2.4
Structured Securities	0.7
Corporate Loans	0.5
Over-the-Counter Options Purchased	0.1
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Common Stocks	—*
Convertible Corporate Bonds and Notes	—*
Preferred Stocks	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2020, and are based on the total market value of investments.

TOP TEN HOLDINGS
Federal National Mortgage Assn., TBA, 3.0%, 5/1/50	3.4%
Federal National Mortgage Assn., TBA, 3.5%, 5/1/50	3.4
Invesco Government & Agency Portfolio, Institutional Class	2.9
United States Treasury Inflation- Protected Securities, 1.00%, 2/15/49	1.7
Argentina Treasury Bond, 1.00% Bonds, 8/5/21	1.6
Republic of South Africa, Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	1.4
Paragon Mortgages No 13 plc, Series 13X, Cl. A1, 0.908% [BP0003M+24], 1/15/39	1.3
Republic of Hellenic Bond, 2.00% Sr. Unsec. Nts., 4/22/27	1.3
Government National Mortgage Assn., TBA, 3.50%, 5/1/50	1.2
Newgate Funding PLC, Series 2007-1X, Cl. A3, 0.761% [BP0003M+16], 12/1/50	1.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/20

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-11.35%	-8.71%	-0.21%	2.56%
Class C (OSICX)	5/26/95	-11.72	-9.44	-0.98	1.78
Class R (OSINX)	3/1/01	-11.47	-8.95	-0.47	2.24
Class Y (OSIYX)	1/26/98	-11.25	-8.49	0.03	2.82
Class R5 (GLSSX)[1]	5/24/19	-11.19	-8.46	-0.16	2.58
Class R6 (OSIIX) [2]	1/27/12	-11.26	-8.43	0.17	1.99	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/20
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-15.20%	-12.70%	-1.06%	2.12%
Class C (OSICX)	5/26/95	-12.59	-10.32	-0.98	1.78
Class R (OSINX)	3/1/01	-11.47	-8.95	-0.47	2.24
Class Y (OSIYX)	1/26/98	-11.25	-8.49	0.03	2.82
Class R5 (GLSSX)[1]	5/24/19	-11.19	-8.46	-0.16	2.58
Class R6 (OSIIX)[2]	1/27/12	-11.26	-8.43	0.17	1.99	[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. After the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

5      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

6      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•

The Committee had established an HLIM for the Fund and the Fund complied with its HLIM. Subsequent to the Program Reporting Period, in connection with its annual evaluation of the Fund, the Committee determined that the Fund primarily holds Highly Liquid Investments on a consistent basis and thus does not require an HLIM under the Program. As of March 1, 2020, the Fund no longer has an HLIM.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Actual	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During 6 Months Ended April 30, 2020
Class A	$1,000.00	$886.50	$4.56
Class C	1,000.00	882.80	8.18
Class R	1,000.00	885.30	5.83
Class Y	1,000.00	887.50	3.48
Class R5	1,000.00	888.10	3.01
Class R6	1,000.00	887.40	2.82

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.04	4.88
Class C	1,000.00	1,016.21	8.76
Class R	1,000.00	1,018.70	6.24
Class Y	1,000.00	1,021.18	3.73
Class R5	1,000.00	1,021.68	3.22
Class R6	1,000.00	1,021.88	3.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2020 are as follows:

Class	Expense Ratios
Class A	0.97%
Class C	1.74
Class R	1.24
Class Y	0.74
Class R5	0.64
Class R6	0.60

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS April 30, 2020 Unaudited

		Principal Amount	Value
Asset-Backed Securities—8.5%
Alhambra Sme Funding 2019-1, Cl. A, Desginated Activity Company, 11/30/28	EUR	13,867,925	$15,027,215
Alhambra Sme Funding 2019-1, Cl. B, Desginated Activity Company, 2.50%, 11/30/28	EUR	1,875,000	2,013,184
Alhambra Sme Funding 2019-1, Cl. D, Desginated Activity Company, 8.818%, 11/30/28	EUR	431,397	467,692
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]		191,106	191,172
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]		1,747,000	1,753,094
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]		690,000	692,252
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]		3,925,000	3,704,552
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]		4,270,000	4,228,270
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23		2,270,000	2,283,121
Series 2017-4, Cl. D, 3.08%, 12/18/23		985,000	977,275
Series 2019-2, Cl. C, 2.74%, 4/18/25		2,705,000	2,673,607
Series 2019-2, Cl. D, 2.99%, 6/18/25		7,510,000	7,305,910
Series 2019-3, Cl. D, 2.58%, 9/18/25		3,605,000	3,441,910
Series 2020-1, Cl. D, 1.80%, 12/18/25		6,820,000	6,258,719
BBVA Consumer Auto, Series 2018-1, Cl. C, 2.30%, 7/20/31	EUR	15,000,000	16,366,229
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]		290,000	278,666
CarMax Auto Owner Trust:
Series 2017-1, Cl. D, 3.43%, 7/17/23		1,775,000	1,780,324
Series 2017-4, Cl. D, 3.30%, 5/15/24		750,000	750,563
Series 2018-1, Cl. D, 3.37%, 7/15/24		510,000	490,823
Series 2019-3, Cl. D, 2.85%, 1/15/26		2,285,000	2,178,646
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]		1,725,000	1,725,302
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]		615,000	610,643
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]		175,000	171,544
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]		335,000	322,652
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]		80,000	75,889
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.047% [US0001M+56], 2/25/33[2]		15,989	14,032
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25		495,000	494,378
CPS Auto Receivables Trust, Series 2018-A, Cl. B, 2.77%, 4/18/22[1]		227,177	227,268
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]		1,505,000	1,501,071
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]		2,520,000	2,547,324
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]		2,535,000	2,486,278
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]		200,000	199,617
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]		1,240,000	1,235,920
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 1.044% [US0001M+23], 12/15/35[2]		36,446	35,413
Series 2006-H, Cl. 2A1A, 0.964% [US0001M+15], 11/15/36[2]		37,063	27,010
Dell Equipment Finance Trust:
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]		650,000	649,494

10      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Asset-Backed Securities (Continued)
Dell Equipment Finance Trust: (Continued)
Series 2019-2, Cl. D, 2.48%, 4/22/25[1]		$2,980,000	$2,975,150
Drive Auto Receivables Trust:
Series 2018-3, Cl. D, 4.30%, 9/16/24		440,000	446,389
Series 2019-3, Cl. C, 2.90%, 8/15/25		5,145,000	5,121,476
Series 2019-3, Cl. D, 3.18%, 10/15/26		5,820,000	5,574,124
DT Auto Owner Trust:
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]		550,210	551,036
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]		1,160,000	1,145,740
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]		805,030	808,964
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]		3,105,000	3,069,104
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]		1,028,659	1,030,490
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]		4,525,000	4,569,708
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]		655,000	633,327
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]		1,995,000	1,923,730
Series 2019-4A, Cl. D, 2.85%, 7/15/25[1]		6,025,000	5,706,166
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]		170,145	170,342
Exeter Automobile Receivables Trust:
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]		5,000,000	4,880,049
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]		9,023,000	8,997,976
Series 2019-4A, Cl. D, 2.58%, 9/15/25[1]		6,290,000	5,840,090
Futura SRL, Series 2019-1, Cl. A, 2.669%, 7/31/44	EUR	8,260,000	6,659,333
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]		464,986	464,878
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.587% [US0001M+10], 8/25/36[2]		3,572,577	1,485,953
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 1.437% [US0001M+95], 5/25/24[1,2]		605,000	591,718
Series 2019-1, Cl. D, 1.937% [US0001M+145], 5/25/24[1,2]		580,000	567,123
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]		3,250,000	3,229,390
Prosil Acquisition SA SER 1 CL A V/R, 1.768%, 10/31/39	EUR	6,941,376	5,421,307
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]		2,460,000	2,462,872
Series 2017-3, Cl. D, 3.20%, 11/15/23		2,030,000	2,021,518
Series 2018-1, Cl. D, 3.32%, 3/15/24		750,000	734,818
Series 2018-2, Cl. D, 3.88%, 2/15/24		370,000	374,673
Series 2019-2, Cl. D, 3.22%, 7/15/25		380,000	364,208
Series 2019-3, Cl. D, 2.68%, 10/15/25		4,445,000	4,308,317
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]		6,210,000	6,249,776
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]		3,250,000	3,178,346
Series 2019-C, Cl. C, 2.39%, 11/20/23[1]		5,490,000	5,322,010
SLM Student Loan Trust, Series 2004-5X, Cl. A6, 0.239% [EUR003M+40], 10/25/39[1,2]	EUR	24,172,573	24,920,621
Sonic Capital LLC, Series 2020-1A, Cl. A2I, 3.845%, 1/20/50[1]		1,411,643	1,273,718
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[1]		290,000	288,429

11      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	$1,845,000	$1,842,519
Series 2019-2A, Cl. C, 2.84%, 7/15/24[1]	5,770,000	5,600,582
Series 2020-1A, Cl. D, 2.80%, 6/16/25[1]	7,435,000	6,979,644

Total Asset-Backed Securities (Cost $236,319,784)		222,972,673

Mortgage-Backed Obligations—21.2%
Agency—11.7%
U.S. Agency Securities—11.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	344,044	383,097
5.50%, 9/1/39	681,741	774,338
6.00%, 10/1/22-7/1/24	176,612	196,578
6.50%, 2/1/22-6/1/35	292,575	334,209
7.00%, 8/1/21-3/1/35	396,118	455,478
7.50%, 1/1/32-2/1/32	856,001	1,000,933
8.50%, 8/1/31	30,548	36,071
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.999%, 4/1/27[3]	69,306	10,316
Series 192, Cl. IO, 99.999%, 2/1/28[3]	29,089	4,455
Series 205, Cl. IO, 80.745%, 9/1/29[3]	183,389	34,237
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	87,165	17,381
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	66,194	12,627
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	56,793	11,031
Series 243, Cl. 6, 20.155%, 12/15/32[3]	161,004	27,339
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	4,061,272	129,923
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	363,063	383,148
Series 1590, Cl. IA, 1.864% [US0001M+105], 10/15/23[2]	278,700	278,034
Series 1674, Cl. Z, 6.75%, 2/15/24	13,013	13,947
Series 2034, Cl. Z, 6.50%, 2/15/28	4,151	4,712
Series 2042, Cl. N, 6.50%, 3/15/28	4,085	4,585
Series 2043, Cl. ZP, 6.50%, 4/15/28	484,406	555,644
Series 2053, Cl. Z, 6.50%, 4/15/28	3,914	4,514
Series 2116, Cl. ZA, 6.00%, 1/15/29	233,004	260,824
Series 2122, Cl. F, 1.264% [US0001M+45], 2/15/29[2]	13,140	12,843
Series 2279, Cl. PK, 6.50%, 1/15/31	7,476	8,538
Series 2326, Cl. ZP, 6.50%, 6/15/31	60,289	69,180
Series 2344, Cl. FP, 1.764% [US0001M+95], 8/15/31[2]	169,765	172,671
Series 2368, Cl. PR, 6.50%, 10/15/31	8,927	10,499
Series 2401, Cl. FA, 1.464% [US0001M+65], 7/15/29[2]	20,200	19,857
Series 2412, Cl. GF, 1.764% [US0001M+95], 2/15/32[2]	204,487	202,200
Series 2427, Cl. ZM, 6.50%, 3/15/32	305,118	361,601
Series 2451, Cl. FD, 1.814% [US0001M+100], 3/15/32[2]	99,537	99,410
Series 2461, Cl. PZ, 6.50%, 6/15/32	37,925	43,945
Series 2464, Cl. FI, 1.814% [US0001M+100], 2/15/32[2]	94,685	93,751
Series 2470, Cl. AF, 1.814% [US0001M+100], 3/15/32[2]	160,593	159,022

12      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2470, Cl. LF, 1.814% [US0001M+100], 2/15/32[2]	$96,836	$95,881
Series 2475, Cl. FB, 1.814% [US0001M+100], 2/15/32[2]	132,623	131,315
Series 2517, Cl. GF, 1.814% [US0001M+100], 2/15/32[2]	80,066	79,276
Series 2551, Cl. LF, 1.314% [US0001M+50], 1/15/33[2]	11,568	11,618
Series 2635, Cl. AG, 3.50%, 5/15/32	128,237	137,300
Series 2676, Cl. KY, 5.00%, 9/15/23	136,590	143,320
Series 3025, Cl. SJ, 21.765% [-3.667 x US0001M+2,475], 8/15/35[2]	200,389	339,976
Series 3857, Cl. GL, 3.00%, 5/15/40	6,355	6,588
Series 3917, Cl. BA, 4.00%, 6/15/38	161,574	176,496
Series 4221, Cl. HJ, 1.50%, 7/15/23	220,498	222,366
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 75.494%, 3/15/28[3]	10,068	1,646
Series 2049, Cl. PL, 99.999%, 4/15/28[3]	55,160	9,352
Series 2074, Cl. S, 99.999%, 7/17/28[3]	31,559	3,015
Series 2079, Cl. S, 99.999%, 7/17/28[3]	63,353	7,396
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	52,052	10,370
Series 2526, Cl. SE, 99.999%, 6/15/29[3]	98,256	20,223
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	419,558	87,842
Series 2795, Cl. SH, 99.999%, 3/15/24[3]	447,542	38,573
Series 2920, Cl. S, 99.999%, 1/15/35[3]	721,176	146,863
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	873,561	187,215
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	981,572	146,438
Series 3397, Cl. GS, 15.266%, 12/15/37[3]	220,183	52,379
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	67,554	12,509
Series 3450, Cl. BI, 32.127%, 5/15/38[3]	379,595	80,370
Series 3606, Cl. SN, 27.143%, 12/15/39[3]	176,719	35,595
Federal National Mortgage Assn., TBA:
2.50%, 5/1/35[5]	15,575,000	16,285,609
3.00%, 5/15/34-5/1/50[5]	98,635,000	104,114,310
3.50%, 5/1/50[5]	83,640,000	88,403,560
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	21,034,681	244,867
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	3,503,527	31,917
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	408	431
5.00%, 3/1/21-12/1/21	1,276	1,341
5.50%, 1/1/22-5/1/36	275,958	310,806
6.50%, 12/1/29-1/1/34	1,540,866	1,736,197
7.00%, 9/1/21-4/1/34	2,495,674	2,925,200
7.50%, 2/1/27-3/1/33	1,343,907	1,599,575
8.50%, 7/1/32	4,207	4,253
9.50%, 3/15/21	493	497
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	44,752	3,584
Series 247, Cl. 2, 99.999%, 10/25/23[3]	23,102	1,938

13      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 252, Cl. 2, 99.999%, 11/25/23[3]	$5,268	$451
Series 254, Cl. 2, 99.999%, 1/25/24[3]	18,643	1,766
Series 301, Cl. 2, 31.747%, 4/25/29[3]	85,175	15,349
Series 303, Cl. IO, 99.999%, 11/25/29[3]	89,182	18,365
Series 313, Cl. 2, 99.999%, 6/25/31[3]	732,756	121,374
Series 319, Cl. 2, 23.842%, 2/25/32[3]	255,601	47,702
Series 321, Cl. 2, 44.963%, 4/25/32[3]	464,911	102,422
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	184,027	36,827
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	162,659	32,536
Series 331, Cl. 5, 99.999%, 2/25/33[3]	385,823	78,043
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	768,141	148,552
Series 334, Cl. 10, 16.918%, 2/25/33[3]	313,744	63,735
Series 334, Cl. 12, 99.999%, 3/25/33[3]	453,534	88,672
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	925,441	181,304
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	270,995	49,769
Series 351, Cl. 10, 99.999%, 4/25/34[3]	114,551	21,718
Series 351, Cl. 8, 3.05%, 4/25/34[3]	210,141	40,069
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	150,683	25,984
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	73,268	13,442
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	10,593	2,346
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	20,196	22,494
Series 1997-45, Cl. CD, 8.00%, 7/18/27	229,641	268,031
Series 1998-58, Cl. PC, 6.50%, 10/25/28	140,323	159,909
Series 1999-14, Cl. MB, 6.50%, 4/25/29	6,618	7,272
Series 1999-54, Cl. LH, 6.50%, 11/25/29	254,930	291,733
Series 2001-19, Cl. Z, 6.00%, 5/25/31	91,297	101,731
Series 2001-65, Cl. F, 1.087% [US0001M+60], 11/25/31[2]	190,293	186,086
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	194,753	218,498
Series 2002-21, Cl. PE, 6.50%, 4/25/32	244,388	287,003
Series 2002-29, Cl. F, 1.487% [US0001M+100], 4/25/32[2]	100,672	99,669
Series 2002-64, Cl. FJ, 1.487% [US0001M+100], 4/25/32[2]	30,942	30,634
Series 2002-68, Cl. FH, 1.218% [US0001M+50], 10/18/32[2]	67,018	65,333
Series 2002-81, Cl. FM, 0.987% [US0001M+50], 12/25/32[2]	120,734	117,507
Series 2002-84, Cl. FB, 1.487% [US0001M+100], 12/25/32[2]	20,054	19,853
Series 2003-11, Cl. FA, 1.487% [US0001M+100], 9/25/32[2]	27,366	27,092
Series 2003-116, Cl. FA, 0.887% [US0001M+40], 11/25/33[2]	66,508	66,233
Series 2005-71, Cl. DB, 4.50%, 8/25/25	304,572	315,217
Series 2006-11, Cl. PS, 22.78% [-3.667 x US0001M+2,456.67], 3/25/36[2]	234,674	399,964
Series 2006-46, Cl. SW, 22.413% [-3.667 x US0001M+2,419.92], 6/25/36[2]	280,973	466,607
Series 2009-113, Cl. DB, 3.00%, 12/25/20	651	652
Series 2009-36, Cl. FA, 1.427% [US0001M+94], 6/25/37[2]	101,907	103,605
Series 2010-43, Cl. KG, 3.00%, 1/25/21	828	830
Series 2011-15, Cl. DA, 4.00%, 3/25/41	126,925	137,179
Series 2011-3, Cl. EL, 3.00%, 5/25/20	26	26
Series 2011-3, Cl. KA, 5.00%, 4/25/40	377,744	400,649

14      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-6, Cl. BA, 2.75%, 6/25/20	$32	$32
Series 2011-82, Cl. AD, 4.00%, 8/25/26	8,526	8,602
Series 2012-20, Cl. FD, 0.887% [US0001M+40], 3/25/42[2]	703,978	700,460
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 88.669%, 11/18/31[3]	215,991	49,356
Series 2001-63, Cl. SD, 65.442%, 12/18/31[3]	5,705	1,123
Series 2001-68, Cl. SC, 99.999%, 11/25/31[3]	4,446	975
Series 2001-81, Cl. S, 99.999%, 1/25/32[3]	56,013	11,997
Series 2002-28, Cl. SA, 83.52%, 4/25/32[3]	52,069	11,715
Series 2002-38, Cl. SO, 99.999%, 4/25/32[3]	63,850	13,229
Series 2002-39, Cl. SD, 99.999%, 3/18/32[3]	99,341	23,516
Series 2002-48, Cl. S, 86.644%, 7/25/32[3]	73,644	17,206
Series 2002-52, Cl. SL, 76.638%, 9/25/32[3]	49,638	11,448
Series 2002-53, Cl. SK, 99.999%, 4/25/323	61,924	15,020
Series 2002-56, Cl. SN, 88.196%, 7/25/32[3]	101,000	23,593
Series 2002-65, Cl. SC, 94.645%, 6/25/26[3]	158,258	24,295
Series 2002-77, Cl. IS, 99.999%, 12/18/32[3]	108,781	25,663
Series 2002-77, Cl. SH, 76.91%, 12/18/32[3]	74,468	13,193
Series 2002-89, Cl. S, 99.999%, 1/25/33[3]	543,231	133,378
Series 2002-9, Cl. MS, 79.73%, 3/25/32[3]	84,327	19,458
Series 2003-13, Cl. IO, 69.341%, 3/25/33[3]	454,088	102,353
Series 2003-26, Cl. DI, 64.249%, 4/25/33[3]	262,410	63,484
Series 2003-26, Cl. IK, 72.636%, 4/25/333	45,987	10,482
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	249,516	61,465
Series 2003-4, Cl. S, 55.655%, 2/25/33[3]	117,259	28,009
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	22,131	1,313
Series 2004-56, Cl. SE, 30.667%, 10/25/33[3]	266,329	62,033
Series 2005-14, Cl. SE, 79.085%, 3/25/35[3]	168,683	32,706
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	1,029,250	200,227
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	436,298	72,204
Series 2005-52, Cl. JH, 51.402%, 5/25/35[3]	547,746	93,236
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	1,066,208	191,273
Series 2007-88, Cl. XI, 13.547%, 6/25/37[3]	1,619,783	352,965
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	43,579	8,718
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	1,903	123
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	974	5
Series 2011-96, Cl. SA, 19.824%, 10/25/41[3]	274,030	58,020
Series 2012-134, Cl. SA, 6.498%, 12/25/42[3]	892,342	182,550
Series 2012-40, Cl. PI, 23.321%, 4/25/41[3]	2,011,905	201,953
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 9.50%, 5/1/29	2,586	389
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,6]	1,975,000	1,952,422
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,6]	335,000	333,282
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1,6]	7,865,000	7,695,743
Series 2013-K29, Cl. C, 3.596%, 5/25/46[1,6]	4,700,000	4,682,685

15      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
FREMF Mortgage Trust: (Continued)
Series 2014-K715, Cl. C, 4.257%, 2/25/46[1,6]	$25,000	$25,099
Series 2015-K44, Cl. B, 3.807%, 1/25/48[1,6]	7,345,000	7,677,735
Series 2015-K45, Cl. B, 3.713%, 4/25/48[1,6]	13,050,000	13,006,481
Series 2016-K54, Cl. C, 4.189%, 4/25/48[1,6]	4,190,000	4,017,181
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,6]	840,000	858,368
Series 2017-K724, Cl. B, 3.598%, 11/25/23[1,6]	4,465,000	4,516,161
Government National Mortgage Assn.,TBA, 3.50%, 5/1/50 [5]	29,940,000	31,766,808
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	228,081	243,466
8.00%, 1/15/28-9/15/28	185,196	197,843
Government National Mortgage Assn. II Pool:
3.25% [H15T1Y+150], 7/20/27[2]	1,595	1,645
7.00%, 1/20/30	33,900	39,777
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2011-52, Cl. HS, 27.083%, 4/16/41[3]	1,316,231	243,742
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	805,316	1
Series 1995-2B, Cl. 2IO, 99.999%, 6/15/25[3]	131,827	1,767
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	4,258,133	4

		309,007,155

CMOs—2.0%
Collateralized Mortgage Obligations—2.0%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.84% [H15T1Y+225], 2/25/36[2]	30,876	29,726
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	430,297	444,194
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 3.487% [US0001M+300], 7/25/24[2]	1,807,997	1,411,279
Series 2016-C05, Cl. 2M2, 4.937% [US0001M+445], 1/25/29[2]	3,205,184	3,177,883
Series 2017-C01, Cl. 1M2, 4.037% [US0001M+355], 7/25/29[2]	11,247,590	10,908,459
Series 2017-C04, Cl. 2M2, 3.337% [US0001M+285], 11/25/29[2]	3,000,000	2,783,902
Series 2017-C07, Cl. 1M2, 2.887% [US0001M+240], 5/25/30[2]	1,540,000	1,394,751
Series 2018-C06, Cl. 2M2, 2.587% [US0001M+210], 3/25/31[2]	6,350,510	5,704,786
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	45,822,056	3,284,163
Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	7,169,828	350,704
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	4	4
Series 3848, Cl. WL, 4.00%, 4/15/40	225,643	232,240

16      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922, Cl. SE, 38.291%, 2/15/35[3]	$47,613	$9,634
Series 2981, Cl. AS, 10.171%, 5/15/35[3]	314,267	52,432
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2005-12, Cl. SC, 54.559%, 3/25/35[3]	21,573	3,830
FNMA Connecticut Avenue Securities, Series 2018-C04, Cl. 2M2, 3.037% [US0001M+255], 12/25/30[2]	2,140,721	1,876,889
FREMF Mortgage Trust:
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,6]	4,187,000	4,191,826
Series 2016-K723, Cl. C, 3.705%, 11/25/23[1,6]	1,885,000	1,834,522
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 60.733%, 4/16/37[3]	762,270	157,117
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,765,182
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Cl. M10, 3.737% [US0001M+325], 10/15/49[1,2]	320,000	247,378
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 4.737% [US0001M+425], 11/25/23[2]	1,887,558	1,635,592
Series 2014-DN1, Cl. M3, 4.987% [US0001M+450], 2/25/24[2]	2,085,000	1,357,616
Series 2014-DN2, Cl. M3, 4.087% [US0001M+360], 4/25/24[2]	2,160,000	1,481,810
Series 2014-DN3, Cl. M3, 4.487% [US0001M+400], 8/25/24[2]	4,002,399	3,255,410
Series 2014-HQ2, Cl. M3, 4.237% [US0001M+375], 9/25/24[2]	2,495,000	1,989,265
Series 2015-HQA2, Cl. M2, 3.287% [US0001M+280], 5/25/28[2]	82,393	81,879
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,828,356

		51,490,829

Non-Agency—7.5%
Adjustable-Rate Mortgages—7.5%
Alba plc, Series 2007-1, Cl. F, 3.763% [BP0003M+325], 3/17/39[1,2]	1,293,890	1,474,108
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.751%, 1/15/513	13,163,913	405,162
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4,7]	29,323	426
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 15.093%, 11/13/503	5,438,581	255,497
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	845,071	812,372
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	903,689	870,252
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	580,523	599,944

17      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 14.408%, 10/12/50[3]	$15,368,870	$843,729
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 4.249%, 5/25/35[6]	990,698	953,661
Series 2006-AR1, Cl. 1A1, 3.88% [H15T1Y+240], 10/25/35[2]	232,770	220,625
Series 2014-8, Cl. 1A2, 1.008% [US0001M+29], 7/20/36[1,2]	1,266,677	1,214,539
COMM Mortgage Trust:
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	72,983
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	721,205
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,844,787
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.236%, 12/10/45[3]	6,762,851	208,982
Connecticut Avenue Securities Trust:
Series 2018-R07, Cl. 1M2, 2.887% [US0001M+240], 4/25/31[1,2]	4,679,043	4,416,939
Series 2019-R02, Cl. 1M2, 2.787% [US0001M+230], 8/25/31[1,2]	1,403,644	1,295,154
Series 2019-R03, Cl. 1M2, 2.637% [US0001M+215], 9/25/31[1,2]	3,055,643	2,809,655
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.938% [US0001M+22], 7/22/36[1,2]	484,803	469,214
Eurosail 2006-2bl plc, Series 2006-2X, Cl. E1C, 3.737% [BP0003M+325], 12/15/44[1,2]	5,550,000	5,830,581
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 1.887% [US0001M+140], 2/25/49[1,2]	1,705,000	1,513,208
Gemgarto 2018-1 plc, Series 2018-1, Cl. E, 2.737%, 9/16/65	6,523,475	7,707,184
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	153,445	154,986
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	411,706
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	468,555	483,575
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.639%, 7/25/35[6]	157,924	142,027
Hawksmoor Mortgage Funding 2019-1 plc SER 2019-1X CL C V/R, 2.811% [SONIA3M IR+210], 5/25/53	12,312,000	15,040,607
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.797% [US0001M+31], 7/25/35[2]	19,926	19,705
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	425,594
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.976%, 7/25/35[6]	104,925	98,760
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Cl. B, 4.116%, 11/15/47[6]	1,655,000	1,511,512
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,6]	31,963	19,531
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,601,767
Series 2014-C14, Cl. B, 4.922%, 2/15/47[6]	680,000	702,786
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 13.519%, 12/15/50[3]	4,966,197	229,900
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.275%, 11/26/36[1,6]	10,256,083	9,191,446

18      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Newgate Funding PLC, Series 2007-1X, Cl. A3, 0.761% [BP0003M+16], 12/1/50[1,2]	$25,665,123	$29,196,786
Paragon Mortgages No 13 plc, Series 13X, Cl. A1, 0.908% [BP0003M+24], 1/15/39[1,2]	29,132,728	34,397,213
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	45,898	40,094
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	3,825,593	3,286,867
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1, Cl. M2, 3.387% [US0001M+290], 7/25/28[2]	35,826	35,732
Series 2016-DNA2, Cl. M3, 5.137% [US0001M+465], 10/25/28[2]	2,070,414	2,061,943
Series 2016-DNA3, Cl. M3, 5.487% [US0001M+500], 12/25/28[2]	6,864,970	6,890,352
Series 2016-HQA3, Cl. M3, 4.337% [US0001M+385], 3/25/29[2]	9,805,000	9,811,249
Series 2016-HQA4, Cl. M3, 4.387% [US0001M+390], 4/25/29[2]	9,480,000	9,469,947
Series 2017-DNA1, Cl. M2, 3.737% [US0001M+325], 7/25/29[2]	5,390,000	5,201,562
Series 2018-DNA1, Cl. M2, 2.287% [US0001M+180], 7/25/30[2]	3,110,000	2,714,451
Towd Point Mortgage Funding 2019-Granite4 plc:
2.402%, 10/20/51	11,300,000	13,924,177
Series 2019-GR4X, Cl. B, 2.052% [BP0003M+140], 10/20/51[1,2]	7,480,000	9,096,580
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 15.066%, 11/15/50[3]	9,680,518	426,522
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 4.195%, 10/25/33[6]	65,371	62,142
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 13.073%, 12/15/50[3]	6,520,250	351,708
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,520,175
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[6]	1,135,000	1,178,995
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 29.115%, 3/15/44[1,3]	11,422,861	103,661

		197,344,265

Total Mortgage-Backed Obligations (Cost $568,142,087)		557,842,249

U.S. Government Obligations—2.3%
United States Treasury Inflation-Protected Securities:
1.00%, 2/15/48-2/15/49[8]	44,796,467	59,266,043

Total U.S. Government Obligations (Cost $59,121,943)		59,266,043

Foreign Government Obligations—22.5%
Angola—0.0%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]	1,113,000	484,842

19      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Argentina—1.8%
Argentina Treasury Bond, 1.00% Bonds, 8/5/21[8]	ARS	3,093,079,893	$40,811,112
Argentine Republic:
5.625% Sr. Unsec. Nts., 1/26/22		3,384,000	947,520
6.875% Sr. Unsec. Nts., 1/26/27		6,329,000	1,598,073
7.50% Sr. Unsec. Nts., 4/22/26		13,671,000	3,714,667
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	262,130

			47,333,502
Brazil—0.4%
Federative Republic of Brazil:
4.75% Sr. Unsec. Nts., 1/14/50		3,750,000	3,375,000
6.00% Nts., 5/15/45[8]	BRL	10,550,000	7,989,122

			11,364,122
Colombia—0.4%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	21,300,000,000	5,471,251
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	4,417,589

			9,888,840
Costa Rica—0.2%
Republic of Costa Rica Sr. Unsec. Bonds, 4.375% Sr. Unsec.
Nts., 4/30/25[1]		7,500,000	6,223,500

Cyprus—1.1%
Republic of Cyprus Bond:
1.25% Sr. Unsec. Nts., 1/21/40[1]	EUR	15,750,000	14,617,704
2.25% Sr. Unsec. Nts., 4/16/50[1]	EUR	14,025,000	14,927,429

			29,545,133
Dominican Republic—0.6%
Dominican Republic:
5.875% Sr. Unsec. Nts., 1/30/60[1]		1,500,000	1,215,000
6.00% Sr. Unsec. Nts., 7/19/28[1]		12,000,000	10,905,000
6.40% Sr. Unsec. Nts., 6/5/49[1]		3,490,000	2,896,700

			15,016,700
Egypt—1.1%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	4,800,000	4,496,511
5.577% Sr. Unsec. Nts., 2/21/23[1]		6,950,000	6,769,286
8.70% Sr. Unsec. Nts., 3/1/49[1]		6,047,000	5,453,227
16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	4,676,225
Series 3 yr., 16.00% Bonds, 6/11/22	EGP	122,000,000	8,175,666

			29,570,915
Ghana—0.2%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		1,875,000	1,448,985

20      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Ghana (Continued)
Republic of Ghana: (Continued)
8.95% Sr. Unsec. Nts., 3/26/51[1]		$3,750,000	$2,864,554

			4,313,539
Greece—1.7%
Republic of Hellenic Bond:
Bonds, 10/15/42[6]	EUR	76,770,000	229,671
2.00% Sr. Unsec. Nts., 4/22/27[1]	EUR	30,375,000	33,330,847
3.90% Bonds, 1/30/33[1]	EUR	4,922,000	6,397,258
4.00% Bonds, 1/30/37[1]	EUR	3,568,123	4,890,787

			44,848,563
Guatemala—0.1%
Guatemala Government Bond:
5.375% Sr. Unsec. Nts., 4/24/32[1]		1,125,000	1,163,812
6.125% Sr. Unsec. Nts., 6/1/50[1]		1,500,000	1,572,750

			2,736,562
India—1.8%
Export-Import Bank of India:
7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	2,449,914
8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	9,777,870
Republic of India:
7.17% Sr. Unsec. Nts Bonds, 1/8/28	INR	360,000,000	5,057,594
7.59% Sr. Unsec. Nts Bonds, 1/11/26	INR	700,000,000	10,104,157
7.72% Sr. Unsec. Nts Bonds, 5/25/25	INR	35,000,000	506,858
8.20% Sr. Unsec. Nts Bonds, 9/24/25	INR	849,400,000	12,539,154
8.24% Sr. Unsec. Nts Bonds, 2/15/27	INR	400,000,000	5,928,490

			46,364,037
Indonesia—3.6%
Republic of Indonesia:
Series FR56, 8.375% Sr. Unsec. Nts, 9/15/26	IDR	260,905,000,000	18,109,876
Series FR59, 7.00% Sr. Unsec. Nts, 5/15/27	IDR	195,000,000,000	12,584,874
Series FR64, 6.125% Sr. Unsec. Nts, 5/15/28	IDR	40,000,000,000	2,408,739
Series FR74, 7.50% Sr. Unsec. Nts, 8/15/32	IDR	287,520,000,000	18,298,836
Series FR77, 8.125% Sr. Unsec. Nts, 5/15/24	IDR	198,400,000,000	13,694,602
Series FR78, 8.25% Sr. Unsec. Nts, 5/15/29	IDR	70,900,000,000	4,852,182
Series FR82, 7.00% Sr. Unsec. Nts, 9/15/30	IDR	165,000,000,000	10,482,381
Series FR83, 7.50% Sr. Unsec. Nts, 4/15/40	IDR	63,750,000,000	4,065,000
Republic of Indonesia Bond:
4.20% Sr. Unsec. Nts., 10/15/50		5,625,000	5,652,934
4.45% Sr. Unsec. Nts., 4/15/70		5,625,000	5,573,758

			95,723,182
Ivory Coast—0.4%
Republic of Cote d’Ivoire:
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	4,395,000	3,967,087

21      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Ivory Coast (Continued)
Republic of Cote d’Ivoire: (Continued)
6.875% Sr. Unsec. Nts., 10/17/40[1]	EUR	6,950,000	$6,284,091

			10,251,178
Kenya—0.1%
Republic of Kenya, 6.875% Sr. Unsec. Nts., 6/24/241		2,250,000	2,076,750

Mexico—0.3%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	7,102,061

Oman—0.2%
Sultanate of Oman, 3.875% Sr. Unsec. Nts., 3/8/22[1]		7,045,000	6,481,400

Panama—0.1%
Republic of Panama, 3.75% Sr. Unsec. Nts., 4/17/26[1]		3,758,000	3,827,335

Paraguay—0.1%
Republic of Paraguay Bond, 4.95% Sr. Unsec. Nts., 4/28/31[1]		1,875,000	1,944,141

Peru—0.2%
Republic of Peru Bond:
2.392% Sr. Unsec. Nts., 1/23/26		1,875,000	1,906,875
2.783% Sr. Unsec. Nts., 1/23/31		3,750,000	3,873,750

			5,780,625

Portugal—1.4%
Portugal Obrigacoes do Tesouro OT:
2.25% Sr. Unsec. Nts., 4/18/34[1]	EUR	7,500,000	9,501,841
4.10% Sr. Unsec. Nts., 4/15/37[1]	EUR	16,875,000	26,616,354

			36,118,195

Qatar—0.2%
Qatar Government International Bond, 4.40% Sr. Unsec. Nts., 4/16/50[1]		3,750,000	4,273,148

Russia—2.0%
Russian Federal Bond - OFZ, Series 6228, Series 6228, 7.65% Bonds, 4/10/30	RUB	800,000,000	12,082,271
Russian Federation:
Series 6212, 7.05% Bonds, 1/19/28	RUB	750,000,000	10,879,813
Series 6221, 7.70% Bonds, 3/23/33[5]	RUB	366,700,000	5,629,642
Series 6225, 7.25% Bonds, 5/10/34	RUB	1,562,500,000	23,237,339

			51,829,065

Saudi Arabia—0.4%
Saudi Government Bond:
3.25% Sr. Unsec. Nts., 10/22/30[1]		2,629,000	2,659,144

22      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Saudi Arabia (Continued)
Saudi Government Bond: (Continued)
4.50% Sr. Unsec. Nts., 4/22/60[1]		$9,375,000	$9,367,266

			12,026,410

Senegal—0.2%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		3,750,000	3,499,541
6.75% Sr. Unsec. Nts., 3/13/48[1]		2,799,000	2,343,407

			5,842,948

South Africa—2.2%
Republic of South Africa:
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	270,000,000	12,523,075
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	43,700,000	1,833,029
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	130,000,000	5,274,905
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	646,525,000	38,340,497

			57,971,506

Spain—0.7%
Spain Government Bond, 1.00% Sr. Unsec. Nts., 10/31/50[1]	EUR	18,750,000	18,136,755

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,370,000	2,123,100
6.20% Sr. Unsec. Nts., 5/11/27[1]		490,000	284,192
6.25% Sr. Unsec. Nts., 7/27/21[1]		5,355,000	3,882,377
6.35% Sr. Unsec. Nts., 6/28/24[1]		2,790,000	1,684,488
6.75% Sr. Unsec. Nts., 4/18/28[1]		600,000	344,998

			8,319,155

Supranational—0.1%
African Development Bank, 7.402% Sr. Unsec. Nts., 1/17/50[9]	ZAR	222,000,000	1,638,156
European Bank for Reconstruction & Development, 6.85% Sr. Unsec. Nts., 6/21/21	IDR	20,200,000,000	1,338,632
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[1,9]	TRY	10,300,000	609,055

			3,585,843

Turkey—0.2%
Republic of Turkey, 12.40% Bonds, 3/8/28	TRY	33,500,000	5,054,117

Ukraine—0.2%
Ukraine Government Bond:
7.75% Sr. Unsec. Nts., 9/1/25[1]		2,812,000	2,636,427
7.75% Sr. Unsec. Nts., 9/1/26[1]		2,178,000	2,020,333

			4,656,760

23      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
United Arab Emirates—0.2%
Abu Dhabi Government Bond:
3.125% Sr. Unsec. Nts., 4/16/30[1]	$2,625,000	$2,802,712
3.875% Sr. Unsec. Nts., 4/16/50[1]	2,250,000	2,407,950
		5,210,662
Total Foreign Government Obligations (Cost $683,236,333)		593,901,491

Corporate Loans—0.5%
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.564% [LIBOR4+275], 7/15/25[10,11]	1,461,218	1,361,212
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50% [LIBOR12+450], 4/6/24[10,11]	1,262,332	1,120,320
Bausch Health Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.468% [LIBOR12+275], 11/27/25[10,11]	1,506,686	1,453,485
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.154% [LIBOR4+275], 12/23/24[10,11]	1,667,208	1,417,127
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.16% [LIBOR12+175], 4/30/25[10,11]	1,548,081	1,506,639
Claire’s Stores, Inc., Sr. Sec., Term B, 8.421% [LIBOR4+650], 12/18/26[10,11]	190,507	150,501
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.314% [LIBOR12+250], 4/15/27[10,11]	1,551,113	1,490,596
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.239% [LIBOR4+725], 10/17/22[10,11,12]	1,264,153	30,024
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00% [LIBOR4+400], 3/11/22[10,11]	1,075,409	1,046,733
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.154% [LIBOR12+300], 2/5/23[10,11]	1,545,995	1,479,007
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.154%-3.612% [LIBOR4+275], 8/14/24[10,11]	1,607,021	1,337,628
Star Merger Sub, Inc., Sr. Sec. Credit Facilities Term B, 4.487% [LIBOR12+400] 2/6/26[10,11]	1,043,000	980,941
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 8.25% [PRIME4+500], 3/29/21[10,11,12]	382,540	220,343
Total Corporate Loans (Cost $15,797,189)		13,594,556

Corporate Bonds and Notes—34.5%
Consumer Discretionary—6.2%
Auto Components—0.2%
Adient Global Holdings Ltd., 4.875% Sr. Unsec. Nts., 8/15/26[1]	695,000	522,153
Adient US LLC, 9.00% Sr. Sec. Nts., 4/15/25[1]	369,000	386,528
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75% Sr. Unsec. Nts., 7/15/27[1]	1,475,000	866,636
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	784,000	723,044
Dana, Inc., 5.375% Sr. Unsec. Nts., 11/15/27	669,000	594,574

24      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Auto Components (Continued)
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50% Sr. Unsec. Nts., 5/15/27[1]	$804,000	$685,129
Tenneco, Inc., 5.375% Sr. Unsec. Nts., 12/15/24	1,801,000	797,303
United Rentals North America, Inc., 4.875% Sr. Unsec. Nts., 1/15/28	811,000	810,716
		5,386,083

Automobiles—0.7%
Ford Motor Co.:
4.75% Sr. Unsec. Nts., 1/15/43	979,000	631,455
8.50% Sr. Unsec. Nts., 4/21/23	2,202,000	2,188,237
9.00% Sr. Unsec. Nts., 4/22/25	636,000	621,690
9.625% Sr. Unsec. Nts., 4/22/30	343,000	337,855
Ford Motor Credit Co. LLC:
4.134% Sr. Unsec. Nts., 8/4/25	7,500,000	6,404,475
4.389% Sr. Unsec. Nts., 1/8/26	978,000	848,415
5.113% Sr. Unsec. Nts., 5/3/29	2,500,000	2,168,750
5.584% Sr. Unsec. Nts., 3/18/24	3,490,000	3,306,775
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	2,637,000	2,576,613
		19,084,265

Distributors—0.1%
Core & Main Holdings LP, 9.375% PIK Rate, 8.625% Cash Rate, 8.625% Sr. Unsec. Nts., 9/15/24[1,13]	3,525,000	3,374,483

Diversified Consumer Services—0.1%
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[1]	2,370,000	2,275,200
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	405,000	416,344
		2,691,544

Entertainment—0.4%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	652,000	151,590
5.875% Sr. Sub. Nts., 11/15/26	1,981,000	455,630
10.50% Sr. Sec. Nts., 4/15/25[1]	2,129,000	1,894,810
Cinemark USA, Inc., 8.75% Sr. Sec. Nts., 5/1/25[1]	222,000	224,775
Netflix, Inc.:
5.375% Sr. Unsec. Nts., 11/15/29[1]	1,672,000	1,844,049
5.875% Sr. Unsec. Nts., 11/15/28	4,902,000	5,566,221
		10,137,075

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 5.00% Sec. Nts., 10/15/25[1]	1,535,000	1,550,657
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	615,000	560,941
6.375% Sr. Unsec. Nts., 4/1/26	259,000	234,486
Carnival Corp., 11.50% Sr. Sec. Nts., 4/1/23[1]	980,000	1,026,243

25      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	$548,000	$52,060
Diamond Resorts International, Inc., 7.75% Sr. Sec. Nts., 9/1/23[1]	382,000	310,104
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	389,000	236,240
Golden Nugget, Inc., 8.75% Sr. Sub. Nts., 10/1/25[1]	1,323,000	749,149
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	7,025,000	6,885,027
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	428,000	444,260
5.25% Sr. Unsec. Nts., 6/1/26[1]	1,002,000	1,030,857
Marriott Ownership Resorts, Inc., 4.75% Sr. Unsec. Nts., 1/15/28[1]	3,034,000	2,676,291
Melco Resorts Finance Ltd.:
4.875% Sr. Unsec. Nts., 6/6/25[1]	9,250,000	8,988,718
5.625% Sr. Unsec. Nts., 7/17/27[1]	675,000	661,916
MGM China Holdings Ltd.:
5.375% Sr. Unsec. Nts., 5/15/24[1]	3,495,000	3,425,799
5.875% Sr. Unsec. Nts., 5/15/26[1]	3,200,000	3,183,040
MGM Resorts International:
4.625% Sr. Unsec. Nts., 9/1/26	988,000	889,990
5.75% Sr. Unsec. Nts., 6/15/25	353,000	341,090
6.00% Sr. Unsec. Nts., 3/15/23	3,276,000	3,202,945
6.75% Sr. Unsec. Nts., 5/1/25[5]	1,291,000	1,271,790
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	645,000	66,919
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	817,000	683,911
Scientific Games International, Inc.:
7.00% Sr. Unsec. Nts., 5/15/28[1]	849,000	615,228
8.25% Sr. Unsec. Nts., 3/15/26[1]	517,000	392,765
Six Flags Theme Parks, Inc., 7.00% Sr. Sec. Nts., 7/1/25[1]	216,000	224,597
Station Casinos LLC, 4.50% Sr. Unsec. Nts., 2/15/28[1]	630,000	507,937
Vail Resorts, Inc., 6.25% Sr. Unsec. Nts., 5/15/25	222,000	230,325
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	449,000	307,713
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	921,839
5.50% Sr. Unsec. Nts., 3/1/25[1]	1,395,000	1,250,199
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	7,297,000	7,006,579
5.50% Sr. Unsec. Nts., 10/1/27[1]	164,000	158,391
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125% Sr. Unsec. Nts., 10/1/29[1]	1,020,000	961,044
Yum! Brands, Inc., 7.75% Sr. Unsec. Nts., 4/1/25[1]	104,000	113,633
		51,162,683

Household Durables—0.4%
Beazer Homes USA, Inc., 6.75% Sr. Unsec. Nts., 3/15/25	1,508,000	1,307,888
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	419,000	429,559
4.75% Sr. Unsec. Nts., 5/30/25	1,067,000	1,101,859

26      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables (Continued)
Lennar Corp.: (Continued)
5.00% Sr. Unsec. Nts., 6/15/27	$1,645,000	$1,701,094
5.25% Sr. Unsec. Nts., 6/1/26	705,000	738,205
Mattamy Group Corp., 5.25% Sr. Unsec. Nts., 12/15/27[1]	942,000	889,013
Meritage Homes Corp., 5.125% Sr. Unsec. Nts., 6/6/27	1,458,000	1,402,742
Spectrum Brands, Inc., 5.00% Sr. Unsec. Nts., 10/1/29[1]	730,000	702,333
Taylor Morrison Communities, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	1,179,000	1,075,366
5.875% Sr. Unsec. Nts., 1/31/25[1]	868,000	824,079
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,179,000	1,152,237
		11,324,375

Interactive Media & Services—0.3%
Baidu, Inc., 3.425% Sr. Unsec. Nts., 4/7/30	1,125,000	1,177,783
Cable Onda SA, 4.50% Sr. Unsec. Nts., 1/30/30[1]	730,000	696,894
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[1]	1,308,000	1,071,514
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[1]	3,482,000	2,662,685
6.625% Sr. Unsec. Nts., 8/15/27[1]	1,489,000	822,151
		6,431,027

Internet & Catalog Retail—0.0%
Expedia Group, Inc., 6.25% Sr. Unsec. Nts., 5/1/25[1,5]	260,000	265,558
Prosus NV, 3.68% Sr. Unsec. Nts., 1/21/30[1]	255,000	255,670
		521,228

Leisure Equipment & Products—0.1%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	1,217,000	1,241,583

Media—1.3%
Affinion Group, Inc., 15.5% PIK Rate, 12.5% Cash Rate, 12.50% Sr. Unsec. Nts., 11/10/22[1,13]	2,917,553	1,721,356
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	659,000	605,324
5.00% Sr. Unsec. Nts., 4/1/24	2,504,000	2,440,148
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	898,000	950,129
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	411,000	416,487
4.50% Sr. Unsec. Nts., 8/15/30[1]	2,310,000	2,332,407
5.00% Sr. Unsec. Nts., 2/1/28[1]	749,000	774,953
5.125% Sr. Unsec. Nts., 5/1/23[1]	632,000	640,096
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,091,000	1,137,913
5.375% Sr. Unsec. Nts., 5/1/25[1]	245,000	252,506
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,790,000	1,874,577
5.875% Sr. Unsec. Nts., 4/1/24[1]	376,000	388,747
5.875% Sr. Unsec. Nts., 5/1/27[1]	245,000	256,573

27      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Media (Continued)
CSC Holdings LLC:
5.50% Sr. Unsec. Nts., 4/15/27[1]		$1,676,000	$1,750,310
5.875% Sr. Unsec. Nts., 9/15/22		411,000	429,783
10.875% Sr. Unsec. Nts., 10/15/25[1]		778,000	844,636
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24		1,280,000	1,237,811
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]		607,000	601,051
5.875% Sr. Unsec. Nts., 7/15/26[1]		581,000	560,462
iHeartCommunications, Inc., 8.375% Sr. Unsec. Nts., 5/1/27		1,497,000	1,256,956
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		780,000	796,965
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]		420,000	328,125
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26		1,656,000	1,417,205
Sirius XM Radio, Inc.:
4.625% Sr. Unsec. Nts., 7/15/24[1]		1,330,000	1,362,984
5.375% Sr. Unsec. Nts., 7/15/26[1]		1,631,000	1,702,438
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		609,000	613,963
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]		2,125,000	2,199,375
Virgin Media Secured Finance plc:
5.50% Sr. Sec. Nts., 8/15/26[1]		1,703,000	1,767,629
5.50% Sr. Sec. Nts., 5/15/29[1]		317,000	330,583
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,222,000	1,222,501
Ziggo Bond Co. BV, 5.125% Sr. Unsec. Nts., 2/28/30[1]		221,000	218,724
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]		935,000	955,430
			33,388,147

Multiline Retail—0.1%
Future Retail Ltd., 5.60% Sr. Sec. Nts., 1/22/25[1]		1,875,000	511,426
Kohl’s Corp., 9.50% Sr. Unsec. Nts., 5/15/25		130,000	133,644
Nordstrom, Inc., 8.75% Sr. Sec. Nts., 5/15/25[1]		1,177,000	1,264,030
Sally Holdings LLC/Sally Capital, Inc., 8.75% Sec. Nts., 4/30/25[1]		1,336,000	1,361,050
			3,270,150

Specialty Retail—0.4%
Asbury Automotive Group, Inc., 4.75% Sr. Unsec. Nts., 3/1/30[1]		296,000	249,854
eG Global Finance plc, 6.25% Sr. Sec. Nts., 10/30/25[1]	EUR	600,000	596,362
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28		326,000	235,217
6.875% Sr. Unsec. Nts., 11/1/35		3,443,000	2,550,747
7.50% Sr. Unsec. Nts., 6/15/29		1,360,000	1,011,296
Lithia Motors, Inc.:
4.625% Sr. Unsec. Nts., 12/15/27[1]		565,000	537,456
5.25% Sr. Unsec. Nts., 8/1/25[1]		1,953,000	1,903,784
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[1]		1,776,000	1,244,354
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27		1,589,000	1,647,237
Penske Automotive Group, Inc., 5.50% Sr. Sub. Nts., 5/15/26		686,000	637,171

28      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Specialty Retail (Continued)
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	$746,000	$756,257
		11,369,735

Textiles, Apparel & Luxury Goods—0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	690,000	386,400
Hanesbrands, Inc.:
4.875% Sr. Unsec. Nts., 5/15/26[1]	897,000	906,912
5.375%, 5/15/20	1,244,000	1,244,000
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[1]	1,122,000	1,143,946
		3,681,258

Consumer Staples—0.9%
Beverages—0.1%
Diageo Capital PLC, 2.00% Sr. Unsec. Nts., 4/29/30	3,750,000	3,740,959

Food & Staples Retailing—0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/ Albertson’s LLC, 5.75% Sr. Unsec. Nts., 3/15/25	396,000	408,791
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertson’s LLC, 7.50% Sr. Unsec. Nts., 3/15/26[1]	690,000	757,068
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	615,000	618,843
Sysco Corp., 10/1/25	5,000,000	5,156,415
		6,941,117

Food Products—0.3%
Darling Ingredients, Inc., 5.25% Sr. Unsec. Nts., 4/15/27[1]	322,000	326,315
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50% Sr. Unsec. Nts., 1/15/30[1]	1,448,000	1,472,833
Kraft Heinz Foods Co., 5.00% Sr. Unsec. Nts., 6/4/42	1,136,000	1,156,214
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[1]	695,000	712,167
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	664,000	674,179
5.875% Sr. Unsec. Nts., 9/30/27[1]	1,682,000	1,709,921
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	1,294,000	1,210,149
7.75% Sr. Sec. Nts., 1/15/24[1]	324,000	339,325
		7,601,103

Household Products—0.2%
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[1]	5,215,000	4,845,256
Energizer Holdings, Inc.:
6.375% Sr. Unsec. Nts., 7/15/26[1]	264,000	272,818
7.75% Sr. Unsec. Nts., 1/15/27[1]	949,000	1,011,776
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	695,000	693,124
		6,822,974

29      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy—4.1%
Energy Equipment & Services—0.2%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]	$1,300,000	$1,007,760
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 1/15/28[1]	1,822,000	1,350,649
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	529,000	224,825
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50% Sr. Sec. Nts., 4/1/25[1]	481,000	316,161
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[1]	402,000	119,173
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	3,530,000	194,150
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	685,000	162,551
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	456,000	185,638
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% Sr. Unsec. Nts., 2/1/25	1,692,000	1,533,375
5.50% Sr. Unsec. Nts., 3/1/30[1]	342,000	292,632
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	405,000	269,588
Transocean, Inc., 8.00% Sr. Unsec. Nts., 2/1/27[1]	410,000	161,950
		5,818,452

Oil, Gas & Consumable Fuels—3.9%
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	296,000	207,777
5.375% Sr. Unsec. Nts., 11/1/21	695,000	624,753
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	945,000	743,006
Bayan Resources Tbk PT, 6.125% Sr. Unsec. Nts., 1/24/23[1]	1,137,000	906,037
Callon Petroleum Co.:
6.25% Sr. Unsec. Nts., 4/15/23	160,000	32,840
6.375% Sr. Unsec. Nts., 7/1/26	1,799,000	300,613
8.25% Sr. Unsec. Nts., 7/15/25	324,000	60,685
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625% Sr. Unsec. Nts., 1/15/22	1,608,000	1,367,524
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	187,931
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	323,000	319,770
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	459,000	399,771
Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[1]	2,110,000	1,875,178
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% Sr. Unsec. Nts., 5/1/27[1]	1,321,000	866,972
5.75% Sr. Unsec. Nts., 4/1/25	185,000	134,356
6.25% Sr. Unsec. Nts., 4/1/23	211,000	155,127
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[1]	695,000	660,702
5.125% Sr. Unsec. Nts., 5/15/29	1,902,000	1,425,264
Ecopetrol SA, 6.875% Sr. Unsec. Nts., 4/29/30	3,750,000	3,876,637
eG Global Finance plc, 8.50% Sr. Sec. Nts., 10/30/25[1]	688,000	674,378
Endeavor Energy Resources LP/EER Finance, Inc., 5.75% Sr. Unsec. Nts., 1/30/28[1]	486,000	425,080

30      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Energy Transfer Operating LP, 6.25% [US0003M+402.8] Jr. Sub. Perpetual Bonds[2,14]	$784,000	$550,168
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	160,000	100,128
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	160,000	101,800
4.85% Sr. Unsec. Nts., 7/15/26	1,779,000	1,095,508
5.60% Sr. Unsec. Nts., 4/1/44	1,689,000	690,125
EQM Midstream Partners LP, 5.50% Sr. Unsec. Nts., 7/15/28	2,359,000	2,129,068
EQT Corp.:
3.90% Sr. Unsec. Nts., 10/1/27	591,000	500,134
6.125% Sr. Unsec. Nts., 2/1/25	816,000	782,340
7.00% Sr. Unsec. Nts., 2/1/30	1,041,000	990,251
Eterna Capital Pte Ltd., 7.50% PIK Rate Sr. Sec. Nts., 12/11/22[1,13]	3,146,517	1,809,247
Eterna Capital Pte Ltd., 8.00% PIK Rate Sr. Sec. Nts., 12/11/22[13]	1,894,033	931,585
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26	1,208,000	1,017,257
6.50% Sr. Unsec. Nts., 10/1/25	620,000	524,675
7.75% Sr. Unsec. Nts., 2/1/28	432,000	368,561
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	1,050,000	528,937
6.375% Sr. Unsec. Nts., 5/15/25	324,000	154,710
6.625% Sr. Unsec. Nts., 5/1/23	2,297,000	1,256,459
Hess Midstream Operations LP, 5.625% Sr. Unsec. Nts., 2/15/26[1]	2,011,000	1,881,894
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	216,000	63,720
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% Sr. Unsec. Nts., 10/1/25[1]	315,000	177,912
6.25% Sr. Unsec. Nts., 11/1/28[1]	1,071,000	561,847
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00% Sr. Unsec. Nts., 2/1/28[1]	474,000	433,426
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	465,000	435,379
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/271	4,645,000	4,423,294
MEG Energy Corp., 6.50% Sec. Nts., 1/15/25[1]	41,000	33,684
Murphy Oil USA, Inc., 4.75% Sr. Unsec. Nts., 9/15/29	535,000	553,377
Murray Energy Corp., 3% PIK Rate, 9% Cash Rate, 12.00% Sec. Nts., 4/15/24[1,12,13]	5,744,632	7,238
NAK Naftogaz Ukraine via Kondor Finance plc, 7.625% Sr. Unsec. Nts., 11/8/26[1]	1,800,000	1,530,965
NGL Energy Partners LP/NGL Energy Finance Corp.:
7.50% Sr. Unsec. Nts., 11/1/23	338,000	231,107
7.50% Sr. Unsec. Nts., 4/15/26	440,000	288,618
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20	695,000	686,104
6.00% Sr. Unsec. Nts., 6/1/26	2,349,000	2,157,439
Occidental Petroleum Corp.:
2.70% Sr. Unsec. Nts., 8/15/22	2,100,000	1,837,500

31      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Occidental Petroleum Corp.: (Continued)
6.20% Sr. Unsec. Nts., 3/15/40		$1,008,000	$725,760
Oil India International Pte Ltd., 4.00% Sr. Unsec. Nts., 4/21/27[1]		4,881,000	4,499,132
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		2,449,000	2,368,550
Parsley Energy LLC/Parsley Finance Corp.:
4.125% Sr. Unsec. Nts., 2/15/28[1]		397,000	328,021
5.375% Sr. Unsec. Nts., 1/15/25[1]		472,000	426,546
PBF Holding Co. LLC/PBF Finance Corp.:
6.00% Sr. Unsec. Nts., 2/15/28[1]		920,000	660,698
7.25% Sr. Unsec. Nts., 6/15/25		488,000	377,078
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		702,000	539,838
Petrobras Global Finance BV:
5.75% Sr. Unsec. Nts., 2/1/29		2,778,000	2,663,408
6.85% Sr. Unsec. Nts., 6/5/15		520,000	491,400
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	3,560,000	3,084,961
4.50% Sr. Unsec. Nts., 1/23/26		5,469,000	4,238,475
5.95% Sr. Unsec. Nts., 1/28/31[1]		4,764,000	3,474,385
Petronas Capital Ltd.:
3.50% Sr. Unsec. Nts., 4/21/30[1]		1,125,000	1,179,600
4.55% Sr. Unsec. Nts., 4/21/50[1]		1,875,000	2,045,207
4.80% Sr. Unsec. Nts., 4/21/60[1]		4,090,000	4,749,931
Puma International Financing SA:
5.00% Sr. Unsec. Nts., 1/24/26		530,000	342,462
5.125% Sr. Unsec. Nts., 10/6/24[1]		3,750,000	2,640,225
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26		2,124,000	698,371
6.875% Sr. Unsec. Nts., 3/1/21		695,000	338,639
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	540,000,000	7,156,883
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]		435,000	338,126
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		162,000	144,374
7.50% Sr. Unsec. Nts., 4/1/26		1,415,000	1,276,019
Sunoco LP/Sunoco Finance Corp.:
5.875% Sr. Unsec. Nts., 3/15/28		2,104,000	2,013,738
6.00% Sr. Unsec. Nts., 4/15/27		322,000	315,818
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28		1,067,000	914,163
5.875% Sr. Unsec. Nts., 4/15/26		3,328,000	2,969,242
6.50% Sr. Unsec. Nts., 7/15/27		319,000	289,094
Transcanada Trust, 5.875% [US0003M+464] Jr. Sub. Nts., 8/15/76[2]		3,545,000	3,361,865
Western Midstream Operating LP:
3.10% Sr. Unsec. Nts., 2/1/25		528,000	484,440
4.75% Sr. Unsec. Nts., 8/15/28		1,247,000	1,104,780
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21		1,167,000	123,294

32      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Whiting Petroleum Corp.: (Continued) 6.625% Sr. Unsec. Nts., 1/15/26		$1,105,000	$117,462
WPX Energy, Inc.:
4.50% Sr. Unsec. Nts., 1/15/30		109,000	89,380
5.25% Sr. Unsec. Nts., 10/15/27		193,000	168,807
5.75% Sr. Unsec. Nts., 6/1/26		1,609,000	1,467,569
			102,286,599

Financials—11.8%
Capital Markets—2.4%
Charles Schwab Corp. (The), 5.375% [H15T5Y+497.1] Jr. Sub. Perpetual Bonds[2,14]		7,500,000	7,800,000
Credit Suisse Group AG:
6.25% [USSW5+345.5] Jr. Sub. Perpetual Bonds[1,2,14]		1,875,000	1,931,085
6.375% [H15T5Y+482.2] Jr. Sub. Perpetual Bonds[1,2,14]		1,675,000	1,651,274
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,14]		14,080,000	14,942,400
Deutsche Bank AG, 2.625% Sr. Unsec. Nts., 2/12/26[1]	EUR	15,200,000	16,463,616
MSCI, Inc., 5.75% Sr. Unsec. Nts., 8/15/25[1]		1,701,000	1,787,496
Standard Life Aberdeen plc, 4.25% Sub. Nts., 6/30/28[1]		5,625,000	5,606,392
UBS Group AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,14]		1,355,000	1,365,129
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,14]		7,195,000	7,761,606
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,2,14]		3,750,000	3,860,231
			63,169,229

Commercial Banks—5.4%
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	2,250,000	1,484,021
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	2,975,000	3,076,543
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	4,305,000	4,805,665
Banco Comercial Portugues SA, 4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[1,2]	EUR	1,200,000	1,133,015
Banco de Sabadell SA, 6.50% [EUSA5+641.4] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	2,000,000	1,601,913
Banco del Estado de Chile, 2.704% Sr. Unsec. Nts., 1/9/25[1]		3,750,000	3,745,312
Banco do Brasil SA (Cayman), 6.25% [H15T10Y+439.8] Jr. Sub. Perpetual Bonds[1,2,14]		1,875,000	1,546,875
Banco Santander SA:
4.375% [EUSA5+453.4] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	1,800,000	1,723,040
5.25% [EUSA5+499.9] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	3,600,000	3,669,616
Bank Leumi Le-Israel BM, 3.275% [H15T5Y+163.1] Sub. Nts., 1/29/31[1,2]		1,875,000	1,745,801
Bankinter SA, 8.625% [EUSA5+886.7] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	3,255,000	3,593,477
Barclays plc:
5.875% [BPSW5+491] Jr. Sub. Perpetual Bonds[1,2,14]	GBP	1,875,000	2,049,232
7.125% [GUKG5+657.9] Jr. Sub. Perpetual Bonds[2,14]	GBP	1,875,000	2,247,322

33      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[1,2,14]		$6,000,000	$5,911,860
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,14]		1,970,000	2,005,706
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,14]		6,835,000	6,958,885
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	6,470,000	6,718,016
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,135,107
5.25% Sr. Unsec. Nts., 3/7/25		690,000	685,170
Cooperatieve Rabobank UA:
3.25% [EUSA5+370.2] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	200,000	201,207
4.625% [EUSA5+409.8] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	5,200,000	5,713,145
Credit Agricole SA:
0.875% Sr. Unsec. Nts., 1/14/32[1]	EUR	2,600,000	2,751,732
7.50% [BPSW5+453.5] Jr. Sub. Perpetual Bonds[1,2,14]	GBP	1,875,000	2,470,879
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,14]		1,800,000	2,008,125
Danske Bank AS:
5.875% [EUSA7+547.1] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	1,080,000	1,204,437
6.125% [USSW7+389.6] Jr. Sub. Perpetual Bonds[1,2,14]		3,750,000	3,567,938
7.00% [H15T7Y+413] Jr. Sub. Perpetual Bonds[1,2,14]		2,625,000	2,579,062
Global Bank Corp., 5.25% [US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]		1,310,000	1,230,941
Grupo Aval Ltd., 4.375% Sr. Unsec. Nts., 2/4/30[1]		2,250,000	1,897,087
HSBC Bank plc, 1.425% [US0006M+25] Jr. Sub. Perpetual Bonds[2,14]		1,130,000	867,275
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	5,865,000	6,372,465
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	6,745,000	7,679,260
ING Groep NV:
6.75% [USISDA05+420.4] Jr. Sub. Perpetual Bonds[1,2,14]		1,875,000	1,847,587
6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2,14]		3,750,000	3,764,171
Intesa Sanpaolo SpA:
4.70% Sr. Unsec. Nts., 9/23/49[1]		3,300,000	3,213,449
6.25% [EUSA5+585.6] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	1,875,000	1,883,491
Itau Unibanco Holding SA (Cayman), 4.625% [H15T5Y+322.2] Jr. Sub. Perpetual Bonds[1,2,14]		3,165,000	2,595,300
Lloyds Bank plc, 1.691% [US0006M+10] Jr. Sub. Perpetual Bonds[2,14]		2,250,000	1,833,750
National Bank of Greece SA, 8.25% [EUSA5+846.4] Sub. Nts., 7/18/29[1,2]	EUR	1,500,000	1,520,285
Novo Banco SA:
3.50% Sr. Unsec. Nts., 2/19/43[1]	EUR	2,250,000	2,049,952
3.50% Sr. Unsec. Nts., 3/18/43[1]	EUR	1,500,000	1,379,653
Skandinaviska Enskilda Banken AB, 5.125% [H15T5Y+346.3] Jr. Sub. Perpetual Bonds[1,2,14]		1,800,000	1,737,000
Societe Generale SA:
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,14]		11,225,000	11,014,531
8.00% [USISDA05+587.3] Jr. Sub. Perpetual Bonds[1,2,14]		2,625,000	2,666,200
8.00% [USISDA05+587.3] Jr. Sub. Perpetual Bonds[1,2,14]		1,875,000	1,904,428

34      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Standard Chartered plc, 7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[1,2,14]		$4,660,000	$4,720,533
TMB Bank PCL (Cayman), 4.90% [H15T5Y+325.6] Jr. Sub. Perpetual Bonds[1,2,14]		3,420,000	2,838,600
UniCredit SpA, 6.625% [EUSA5+638.7] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	1,500,000	1,464,196
UniCredit SpA, Reg S, 1/20/30	EUR	1,875,000	1,879,051

			142,692,306

Consumer Finance—0.7%
Ally Financial, Inc., 8.00% Sr. Unsec. Nts., 11/1/31		1,099,000	1,342,242
Muthoot Finance Ltd.:
4.40% Sr. Sec. Nts., 9/2/23[1]		6,000,000	5,175,000
6.125% Sr. Sec. Nts., 10/31/22[1]		3,750,000	3,410,812
Navient Corp.:
5.00% Sr. Unsec. Nts., 3/15/27		1,210,000	1,026,383
5.875% Sr. Unsec. Nts., 10/25/24		913,000	836,536
6.125% Sr. Unsec. Nts., 3/25/24		1,247,000	1,155,034
6.50% Sr. Unsec. Nts., 6/15/22		659,000	641,701
6.625% Sr. Unsec. Nts., 7/26/21		682,000	682,409
6.75% Sr. Unsec. Nts., 6/25/25		863,000	803,669
6.75% Sr. Unsec. Nts., 6/15/26		486,000	440,875
Springleaf Finance Corp.:
6.875% Sr. Unsec. Nts., 3/15/25		1,874,000	1,783,954
7.125% Sr. Unsec. Nts., 3/15/26		2,346,000	2,185,416

			19,484,031

Diversified Financial Services—1.4%
Alpha Holding SA de CV, 9.00% Sr. Unsec. Nts., 2/10/25[1]		1,740,000	1,194,075
Astana Finance JSC, 0.00% Sr. Unsec. Nts., 12/22/24[7,12]		1,186,225	—
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[7,8,12]	MXN	17,961,653	—
Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	7,600,000	8,538,920
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25% Sr. Unsec. Nts., 5/15/26		405,000	399,865
JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[1,7]	MXN	20,232,960	91,270
Lions Gate Capital Holdings LLC:
5.875% Sr. Unsec. Nts., 11/1/24[1]		873,000	801,152
6.375% Sr. Unsec. Nts., 2/1/24[1]		690,000	646,254
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	145,000,000	1,985,007
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	360,000,000	4,819,783
7.42% Sr. Unsec. Nts., 6/26/20	INR	107,000,000	1,431,091
7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	4,827,184
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		425,000	415,055
5.75% Sr. Unsec. Nts., 5/1/25[1]		401,000	395,065

35      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	$4,808,419
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	4,733,581
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[1]	BRL	10,500,000	2,075,709

			37,162,430

Insurance—0.3%
AmWINS Group, Inc., 7.75% Sr. Unsec. Nts., 7/1/26[1]		562,000	582,850
La Mondiale SAM, 5.05% [EUSA5+505] Jr. Sub. Perpetual Bonds[1,2,14]	EUR	2,475,000	2,926,105
Unipol Gruppo SpA, 3.50% Sr. Unsec. Nts., 11/29/27[1]	EUR	3,750,000	4,153,984

			7,662,939

Real Estate Investment Trusts (REITs)—0.4%
CoreCivic, Inc.:
4.625% Sr. Unsec. Nts., 5/1/23		281,000	267,301
5.00% Sr. Unsec. Nts., 10/15/22		160,000	154,872
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		1,087,000	1,089,283
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]		488,000	478,630
4.875% Sr. Unsec. Nts., 9/15/29[1]		1,043,000	1,004,722
5.25% Sr. Unsec. Nts., 3/15/28[1]		662,000	650,183
iStar, Inc., 4.75% Sr. Unsec. Nts., 10/1/24		2,527,000	2,123,186
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.:
5.625% Sr. Unsec. Nts., 5/1/24		1,039,000	1,060,206
5.75% Sr. Unsec. Nts., 2/1/27		319,000	323,992
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% Sr. Unsec. Nts., 8/1/29		1,856,000	1,854,293
5.00% Sr. Unsec. Nts., 10/15/27		238,000	244,259
6.375% Sr. Unsec. Nts., 3/1/24		250,000	258,960
VICI Properties LP/VICI Note Co., Inc.:
3.50% Sr. Unsec. Nts., 2/15/25[1]		464,000	437,181
3.75% Sr. Unsec. Nts., 2/15/27[1]		466,000	435,570
4.125% Sr. Unsec. Nts., 8/15/30[1]		466,000	426,250

			10,808,888

Real Estate Management & Development—1.1%
China Evergrande Group:
8.25% Sr. Sec. Nts., 3/23/22[1]		238,000	211,835
10.00% Sr. Sec. Nts., 4/11/23[1]		1,125,000	967,500
11.50% Sr. Sec. Nts., 1/22/23[1]		1,875,000	1,692,356
12.00% Sr. Sec. Nts., 1/22/24[1]		750,000	652,676
China Resources Land Ltd., 3.75% [H15T5Y+513.9] Jr. Sub. Perpetual Bonds[1,2,14]		3,750,000	3,699,469
CIFI Holdings Group Co. Ltd., 6.45% Sr. Unsec. Nts., 11/7/24[1]		1,800,000	1,764,687
Country Garden Holdings Co. Ltd., 4.75% Sr. Sec. Nts., 7/25/22[1]		2,250,000	2,217,116

36      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Real Estate Management & Development (Continued)
Kaisa Group Holdings Ltd., 6.75%, 2/18/211		$1,875,000	$1,834,560
Logan Property Holdings Co. Ltd.:
5.25% Sr. Unsec. Nts., 2/23/23[1]		3,750,000	3,656,781
7.50% Sr. Unsec. Nts., 8/25/22[1]		1,695,000	1,733,401
Times China Holdings Ltd., 7.85% Sr. Sec. Nts., 6/4/21[1]		9,915,000	10,065,369

			28,495,750

Thrifts & Mortgage Finance—0.1%
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,392,721
Nationstar Mortgage Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/27[1]		340,000	291,652

			2,684,373

Health Care—1.4%
Health Care Equipment & Supplies—0.1%
Rede D’or Finance Sarl, 4.50% Sr. Unsec. Nts., 1/22/30[1]		2,778,000	2,363,105
Teleflex, Inc., 4.875% Sr. Unsec. Nts., 6/1/26		1,697,000	1,734,504

			4,097,609

Health Care Providers & Services—0.9%
Centene Corp.:
4.625% Sr. Unsec. Nts., 12/15/29[1]		594,000	653,192
4.75% Sr. Unsec. Nts., 5/15/22		763,000	774,025
5.375% Sr. Unsec. Nts., 6/1/26[1]		2,422,000	2,577,517
5.375% Sr. Unsec. Nts., 8/15/26[1]		1,698,000	1,824,501
Hadrian Merger Sub, Inc., 8.50% Sr. Unsec. Nts., 5/1/26[1]		2,030,000	1,765,288
HCA, Inc.:
4.125% Sr. Sec. Nts., 6/15/29		2,045,000	2,204,615
5.625% Sr. Unsec. Nts., 9/1/28		1,296,000	1,442,033
5.875% Sr. Unsec. Nts., 2/15/26		324,000	361,260
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		1,494,000	1,340,820
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,706,104
Tenet Healthcare Corp.:
5.125% Sr. Sec. Nts., 11/1/27[1]		3,375,000	3,343,444
6.25% Sec. Nts., 2/1/27[1]		741,000	731,923
7.50% Sr. Sec. Nts., 4/1/25[1]		479,000	517,559

			23,242,281

Life Sciences Tools & Services—0.1%
Charles River Laboratories International, Inc., 4.25% Sr.
Unsec. Nts., 5/1/28[1]		1,932,000	1,957,889

Pharmaceuticals—0.3%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1]		817,000	904,460
Bausch Health Cos., Inc.:
5.75% Sr. Sec. Nts., 8/15/27[1]		695,000	736,144
7.00% Sr. Sec. Nts., 3/15/24[1]		1,535,000	1,600,836
HCA, Inc., 5.375% Sr. Unsec. Nts., 9/1/26		2,278,000	2,480,287

37      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
HLF Financing Sarl LLC/Herbalife International, Inc., 7.25% Sr. Unsec. Nts., 8/15/26[1]	$1,505,000	$1,471,062
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[1]	1,403,000	1,429,797

		8,622,586

Industrials—2.3%
Aerospace & Defense—0.3%
Bombardier, Inc.:
7.50% Sr. Unsec. Nts., 3/15/25[1]	664,000	433,675
7.875% Sr. Unsec. Nts., 4/15/27[1]	643,000	420,394
Howmet Aerospace, Inc., 6.875% Sr. Unsec. Nts., 5/1/25	662,000	677,672
Moog, Inc., 4.25% Sr. Unsec. Nts., 12/15/27[1]	788,000	743,675
Spirit AeroSystems, Inc.:
4.60% Sr. Unsec. Nts., 6/15/28	487,000	387,165
7.50% Sec. Nts., 4/15/25[1]	774,000	766,260
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	440,000	432,718
6.375% Sr. Sub. Nts., 6/15/26	2,028,000	1,744,891
8.00% Sr. Sec. Nts., 12/15/25[1]	289,000	302,005
Triumph Group, Inc., 7.75% Sr. Unsec. Nts., 8/15/25	1,777,000	1,165,801

		7,074,256

Air Freight & Couriers—0.3%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	326,000	287,288
Mexico City Airport Trust, 3.875% Sr. Sec. Nts., 4/30/28[1]	1,400,000	1,171,940
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]	3,475,000	3,427,045
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	1,390,000	1,414,603
6.75% Sr. Unsec. Nts., 8/15/24[1]	643,000	665,376

		6,966,252

Airlines—0.0%
Delta Air Lines, Inc., 7.00% Sr. Sec. Nts., 5/1/25[1]	1,121,000	1,150,110

Building Products—0.2%
Standard Industries, Inc.:
5.00% Sr. Unsec. Nts., 2/15/27[1]	497,000	501,125
5.375% Sr. Unsec. Nts., 11/15/24[1]	1,032,000	1,041,030
6.00% Sr. Unsec. Nts., 10/15/25[1]	2,294,000	2,377,157

		3,919,312

Commercial Services & Supplies—0.4%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,261,000	1,260,748
ADT Security Corp. (The), 6.25% Sr. Sec. Nts., 10/15/21	1,892,000	1,954,341
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,556,000	2,404,685
Garda World Security Corp., 9.50% Sr. Unsec. Nts., 11/1/27[1]	700,000	703,255
GFL Environmental, Inc., 4.25% Sr. Sec. Nts., 6/1/25[1]	287,000	289,152
Intrado Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,815,000	1,787,775
Pitney Bowes, Inc., 5.70% Sr. Unsec. Nts., 4/1/23	448,000	368,950

38      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75% Sr. Sec. Nts., 4/15/26[1]	$1,256,000	$1,243,440
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	426,000	429,089

		10,441,435

Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	740,000	758,204
GMR Hyderabad International Airport Ltd., 5.375% Sr. Sec. Nts., 4/10/24[1]	3,475,000	3,075,114

		3,833,318

Electrical Equipment—0.1%
EnerSys:
4.375% Sr. Unsec. Nts., 12/15/27[1]	567,000	550,699
5.00% Sr. Unsec. Nts., 4/30/23[1]	2,151,000	2,161,325
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	208,000	212,638

		2,924,662

Industrial Conglomerates—0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.375% Sr. Unsec. Nts., 12/15/25	569,000	569,114
6.75% Sr. Unsec. Nts., 2/1/24	641,000	646,397

		1,215,511

Machinery—0.4%
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[1]	680,000	685,576
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	2,706,000	2,245,439
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]	638,000	650,888
6.375% Sr. Unsec. Nts., 2/15/26[1]	319,000	329,958
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26	1,623,000	1,593,948
Mueller Industries, Inc., 6.00% Sub. Nts., 3/1/27	2,500,000	2,317,750
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	2,478,000	1,164,164
United Rentals North America, Inc., 5.25% Sr. Unsec. Nts., 1/15/30	1,447,000	1,457,346

		10,445,069

Professional Services—0.0%
ASGN, Inc., 4.625% Sr. Unsec. Nts., 5/15/28[1]	969,000	898,118

Road & Rail—0.1%
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	1,878,000	1,584,769

Trading Companies & Distributors—0.3%
AerCap Global Aviation Trust, 6.50% [US0003M+430] Jr. Sub. Nts., 6/15/45[1,2]	1,623,000	1,195,339
BMC East LLC, 5.50% Sr. Sec. Nts., 10/1/24[1]	1,730,000	1,656,129
Herc Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/15/27[1]	1,277,000	1,205,105

39      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Trading Companies & Distributors (Continued)
United Rentals North America, Inc.:
5.875% Sr. Unsec. Nts., 9/15/26		$2,700,000	$2,791,260
6.50% Sr. Unsec. Nts., 12/15/26		1,380,000	1,438,167

			8,286,000

Transportation Infrastructure—0.1%
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,565,034

Information Technology—0.4%
Communications Equipment—0.1%
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26		585,000	621,329
6.625% Sr. Unsec. Nts., 8/1/26		1,190,000	1,281,749

			1,903,078

Electronic Equipment, Instruments, & Components—0.1%
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[1]		1,254,000	1,171,988
NXP BV/NXP Funding LLC/NXP USA, Inc.:
2.70% Sr. Unsec. Nts., 5/1/25[1]		665,000	673,857
3.15% Sr. Unsec. Nts., 5/1/27[1]		284,000	287,663
3.40% Sr. Unsec. Nts., 5/1/30[1]		202,000	203,908

			2,337,416

IT Services—0.0%
Alliance Data Systems Corp., 4.75% Sr. Unsec. Nts., 12/15/24[1]		1,294,000	965,648

Technology Hardware, Storage & Peripherals—0.2%
Dell International LLC/EMC Corp., 7.125% Sr. Unsec. Nts., 6/15/24[1]		1,720,000	1,787,682
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20		166,000	165,693
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]		760,000	624,948
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]		464,000	335,449
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26		1,848,000	1,893,608

			4,807,380

Materials—3.8%
Chemicals—0.9%
Ashland LLC, 4.75% Sr. Unsec. Nts., 8/15/22		78,000	81,917
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23		319,000	334,551
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21		3,441,000	3,537,933
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		411,000	386,422
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]		1,406,000	1,404,243
ENN Clean Energy International Investment Ltd., 7.50% Sr. Unsec. Nts., 2/27/21[1]		3,750,000	3,716,360
JBS Investments GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]		3,750,000	3,744,600
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/251		1,637,000	1,340,212
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		333,000	292,324

40      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Chemicals (Continued)
Olin Corp.: (Continued)
5.125% Sr. Unsec. Nts., 9/15/27		$312,000	$286,791
5.625% Sr. Unsec. Nts., 8/1/29		2,710,000	2,461,764
PolyOne Corp., 5.75% Sr. Unsec. Nts., 5/15/25[1,5]		851,000	862,169
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		409,000	352,660
Sociedad Quimica y Minera de Chile SA, 4.25% Sr. Unsec. Nts., 1/22/50[1]		1,875,000	1,684,031
Starfruit Finco BV/Starfruit US Holdco LLC, 6.50% Sr. Unsec. Nts., 10/1/26[1]	EUR	3,545,000	3,714,829

			24,200,806

Construction Materials—0.4%
Cemex Finance LLC, 6.00% Sr. Sec. Nts., 4/1/24[1]		2,244,000	2,090,959
Cemex SAB de CV:
5.45% Sr. Sec. Nts., 11/19/29[1]		2,795,000	2,314,679
7.75% Sr. Sec. Nts., 4/16/26[1]		3,750,000	3,523,500
InterCement Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		1,915,000	819,046

			8,748,184

Containers & Packaging—0.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.125% Sr. Sec. Nts., 8/15/26[1]		1,350,000	1,325,970
4.25% Sr. Sec. Nts., 9/15/22[1]		282,000	285,257
6.00% Sr. Unsec. Nts., 2/15/25[1]		1,101,000	1,108,839
Cascades, Inc./Cascades USA, Inc., 5.375% Sr. Unsec. Nts., 1/15/28[1]		1,203,000	1,215,932
Flex Acquisition Co., Inc.:
6.875% Sr. Unsec. Nts., 1/15/25[1]		1,184,000	1,154,045
7.875% Sr. Unsec. Nts., 7/15/26[1]		993,000	959,040
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]		399,000	400,855
Mauser Packaging Solutions Holding Co., 5.50% Sr. Sec. Nts., 4/15/24[1]		405,000	376,022
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]		629,000	638,089
Silgan Holdings, Inc., 4.125% Sr. Unsec. Nts., 2/1/28[1]		700,000	692,125
Trivium Packaging Finance BV, 5.50% Sr. Sec. Nts., 8/15/26[1]		335,000	344,950

			8,501,124

Metals & Mining—1.5%
ArcelorMittal SA:
3.60% Sr. Unsec. Nts., 7/16/24		7,500,000	7,201,091
6.125% Sr. Unsec. Nts., 6/1/25		3,490,000	3,580,898
Arconic Corp., 6.00% Sr. Sec. Nts., 5/15/25[1,5]		1,042,000	1,056,327
Cleveland-Cliffs, Inc., 9.875% Sr. Sec. Nts., 10/17/25[1]		216,000	214,380
CSN Islands XI Corp., 6.75% Sr. Unsec. Nts., 1/28/28[1]		3,650,000	2,404,437
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 4/1/23[1]		3,674,000	3,353,627

41      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Metals & Mining (Continued)
FMG Resources August 2006 Pty Ltd., 4.75% Sr. Unsec. Nts., 5/15/22[1]		$322,000	$324,882
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22		53,000	53,644
4.55% Sr. Unsec. Nts., 11/14/24		285,000	286,838
5.40% Sr. Unsec. Nts., 11/14/34		4,964,000	4,694,951
5.45% Sr. Unsec. Nts., 3/15/43		287,000	266,006
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]		1,535,000	1,396,389
JSW Steel Ltd.:
5.25% Sr. Unsec. Nts., 4/13/22[1]		3,600,000	3,222,000
5.95% Sr. Unsec. Nts., 4/18/24[1]		750,000	630,000
Kaiser Aluminum Corp., 6.50% Sr. Unsec. Nts., 5/1/251		722,000	738,245
Metinvest BV:
7.75% Sr. Unsec. Nts., 10/17/29[1]		2,680,000	1,750,630
8.50% Sr. Unsec. Nts., 4/23/26[1]		3,750,000	2,540,325
Novelis Corp., 4.75% Sr. Unsec. Nts., 1/30/30[1]		994,000	889,332
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		1,270,000	1,618,166
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]		3,590,000	2,759,813
Taseko Mines Ltd., 8.75% Sr. Sec. Nts., 6/15/22[1]		2,457,000	1,294,962

			40,276,943

Paper & Forest Products—0.7%
Boise Cascade Co., 5.625% Sr. Unsec. Nts., 9/1/24[1]		1,598,000	1,601,675
Celulosa Arauco y Constitucion SA, 4.50% Sr. Unsec. Nts., 8/1/24		3,487,000	3,543,001
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24		2,579,000	2,508,593
Mercer International, Inc., 5.50% Sr. Unsec. Nts., 1/15/26		1,056,000	943,853
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[1]		2,565,000	2,352,362
Suzano Austria GmbH, 5.00% Sr. Unsec. Nts., 1/15/30		6,965,000	6,605,258

			17,554,742

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.1%
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]		657,000	689,620
8.125% Sr. Sec. Nts., 2/1/27[1]		645,000	701,373
AT&T, Inc., 2.875% [EUAMDB05+314] Jr. Sub. Perpetual Bonds[2,14]	EUR	2,100,000	2,125,504
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]		3,550,000	3,328,835
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25		995,000	1,000,174
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24		565,000	615,963
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]		1,280,000	1,305,344
Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36		1,317,000	1,362,371
Frontier Communications Corp.:
10.50% Sr. Unsec. Nts., 9/15/22		4,321,000	1,357,874
11.00% Sr. Unsec. Nts., 9/15/25[12]		1,243,000	392,726

42      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	$2,850,000	$2,934,502
5.375% Sr. Unsec. Nts., 5/1/25	1,951,000	1,990,410
Telecom Italia Capital SA, 7.20% Sr. Unsec. Nts., 7/18/36	2,982,000	3,366,082
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	1,045,000	1,093,321
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	863,000	887,811
6.00% Sr. Unsec. Nts., 4/15/24	671,000	688,345
Tower Bersama Infrastructure Tbk PT, 4.25% Sr. Unsec. Nts., 1/21/25[1]	3,750,000	3,487,278
Xiaomi Best Time International Ltd., 3.375% Sr. Unsec. Nts., 4/29/30[1]	1,875,000	1,844,672

		29,172,205

Wireless Telecommunication Services—0.1%
Intelsat Jackson Holdings SA, 8.50% Sr. Unsec. Nts., 10/15/24[1]	1,524,000	891,845
T-Mobile USA, Inc.:
4.75% Sr. Unsec. Nts., 2/1/28	1,226,000	1,293,025
5.125% Sr. Unsec. Nts., 4/15/25	384,000	391,200

		2,576,070

Utilities—2.4%
Electric Utilities—1.4%
Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[1]	5,250,000	4,856,250
Centrais Eletricas Brasileiras SA:
3.625% Sr. Unsec. Nts., 2/4/25[1]	2,879,000	2,625,360
4.625% Sr. Unsec. Nts., 2/4/30[1]	913,000	790,430
DPL, Inc., 4.35% Sr. Unsec. Nts., 4/15/29	803,000	783,149
Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]	1,875,000	1,416,806
7.125% Sr. Unsec. Nts., 2/11/25[1]	1,875,000	1,382,813
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]	11,250,000	10,820,250
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 1/15/27	2,342,000	2,525,459
Perusahaan Listrik Negara PT, 4.125% Sr. Unsec. Nts., 5/15/27[1]	6,955,000	6,952,218
SMC Global Power Holdings Corp., 5.95% [H15T5Y+679.6] Jr. Sub. Perpetual Bonds[1,2,14]	1,400,000	1,239,038
Talen Energy Supply LLC, 7.25% Sr. Sec. Nts., 5/15/27[1]	393,000	390,897
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	976,000	973,170
TerraForm Power Operating LLC, 5.00% Sr. Unsec. Nts., 1/31/28[1]	134,000	141,194
Vistra Operations Co. LLC:
5.00% Sr. Unsec. Nts., 7/31/27[1]	1,360,000	1,393,388
5.50% Sr. Unsec. Nts., 9/1/26[1]	362,000	374,779

43      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Vistra Operations Co. LLC: (Continued)
5.625% Sr. Unsec. Nts., 2/15/27[1]	$645,000	$681,862

		37,347,063

Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.50% Sr. Unsec. Nts., 5/20/25	398,000	406,664
5.875% Sr. Unsec. Nts., 8/20/26	1,875,000	1,917,844
NGL Energy Partners LP/NGL Energy Finance Corp., 6.125% Sr. Unsec. Nts., 3/1/25	1,087,000	714,485
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	1,469,000	1,462,243

		4,501,236

Independent Power and Renewable Electricity Producers—0.8%
AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	1,230,000	1,071,650
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	700,000	702,205
6.00% Sr. Unsec. Nts., 5/15/26	423,000	444,298
AES Gener SA, 6.35% [H15T5Y+491.7] Jr. Sub. Nts., 10/7/79[1,2]	1,750,000	1,638,456
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	3,485,000	3,354,312
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	1,036,000	1,059,807
5.75% Sr. Unsec. Nts., 1/15/25	243,000	243,294
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25	319,000	330,197
Enviva Partners LP/Enviva Partners Finance Corp., 6.50% Sr. Unsec. Nts., 1/15/26[1]	1,135,000	1,196,006
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	4,145,000	3,922,206
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	5,215,000	5,044,470
ReNew Power Pvt Ltd., 5.875% Sr. Sec. Nts., 3/5/27[1]	1,875,000	1,535,041

		20,541,942

Multi-Utilities—0.0%
TerraForm Power Operating LLC, 4.25% Sr. Unsec. Nts., 1/31/23[1]	446,000	459,715

Total Corporate Bonds and Notes (Cost $1,022,050,888)		910,552,549

	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A15 (Cost $97,198)	195	31,687

Common Stocks—0.0%
Claire’s Holdings LLC[15]	614	214,900
Clear Channel Outdoor Holdings, Inc., Cl. A15	153,942	148,523
Hexion Holdings Corp., Cl. B15	64,100	541,645

44      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Shares	Value
Common Stocks (Continued)
JSC Astana Finance, GDR (Cost $0, Acquisition Date 6/5/15)[1,7,15]		1,681,847	$—
Quicksilver Resources, Inc.[7,15]		12,760,000	—
Sabine Oil & Gas Holdings, Inc.[15]		2,510	40,411

Total Common Stocks (Cost $15,711,628)			945,479

		Units
Rights, Warrants and Certificates—0.0%
Agro Holdings, Inc. Wts., Exp. 4/10/24[7,15] (Cost $0)		2,297	—

		Principal Amount
Structured Securities—0.6%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,5,9]		1,797,697	1,792,388
3.054% Sr. Sec. Nts., 4/30/25[1,5,9]		2,290,542	2,283,779
3.098% Sr. Sec. Nts., 4/30/25[1,5,9]		1,977,516	1,971,677
3.131% Sr. Sec. Nts., 4/30/25[1,5,9]		1,767,650	1,762,431
3.179% Sr. Sec. Nts., 4/30/25[1,5,9]		2,200,868	2,194,369
3.230% Sr. Sec. Nts., 4/30/25[1,5,9]		2,511,957	2,504,539
3.265% Sr. Sec. Nts., 4/30/25[1,5,9]		2,006,759	2,000,834
3.346% Sr. Sec. Nts., 4/30/25[1,5,9]		1,886,268	1,880,698
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	72,806,608	8,047

Total Structured Securities (Cost $16,895,281)			16,398,762

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.1%
						USD
BRL Currency
Put	GSCO-OT	BRL	4.750	4/26/21	USD 3,750	3,750	629,151
						USD
BRL Currency
Put	GSCO-OT	BRL	3.850	8/17/21	USD 3,540	3,540	142,336
						USD
BRL Currency
Put	GSCO-OT	BRL	3.850	2/12/21	USD 3,750	3,750	108,598
						USD
BRL Currency
Put	MSCO	BRL	4.000	5/27/20	USD 75,000	75,000	112
						EUR
EUR Currency
Call	MSCO	USD	1.150	6/1/20	EUR 3,750	3,750	38,217
						EUR
EUR Currency
Put	JPM	NOK	8.900	8/26/21	EUR 8,750	8,750	527,731
						EUR
EUR Currency
Put	GSCO-OT	NOK	8.648	1/6/21	EUR 8,850	8,850	32,611
						EUR
EUR Currency
Put	GSCO-OT	INR	74.875	8/5/20	EUR 3,500	3,500	169,203

45      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						EUR
EUR Currency
Put	GSCO-OT	NOK	8.360	1/6/21	EUR 8,850	8,850	$8,916
						USD
IDR Currency
Put	JPM	IDR	13730.000	7/23/20	USD 37,500	37,500	55,109
						USD
INR Currency
Put	BOA	INR	72.500	10/27/20	USD 75,000	75,000	260,287
						USD
INR Currency
Put	GSCO-OT	INR	65.600	5/6/20	USD 5,220	5,220	—
						USD
INR Currency
Put	BOA	INR	73.000	11/23/20	USD 75,000	75,000	359,785
						USD
MXN
Currency Put	CITNA-B	MXN	19.980	3/4/21	USD 37,500	37,500	98,036
						USD
MXN
Currency Put	JPM	MXN	20.100	1/6/22	USD 75,000	75,000	571,464
						USD
RUB Currency
Put	GSCO-OT	RUB	58.500	8/4/20	USD 3,850	3,850	10,065
						USD
RUB Currency
Put	GSCO-OT	RUB	67.990	3/8/21	USD 67,300	67,300	649,663
						USD
RUB Currency
Put	MSCO	RUB	64.000	5/25/20	USD 56,250	56,250	3,828
						USD
RUB Currency
Put	JPM	RUB	59.000	8/5/20	USD 3,850	3,850	14,649
						USD
ZAR Currency
Put	BOA	ZAR	14.275	7/7/20	USD 48,000	48,000	6,535
						USD
ZAR Currency
Call	GSCO-OT	ZAR	14.500	7/23/20	USD 36,641	36,641	2,566

Total Over-the-Counter Options Purchased (Cost $22,759,778)							3,688,862

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 11/25/21 Put	MSCO	Receive	Six-Month EUR EURIBOR	0.532%	11/25/21	EUR 28,125	220,772

46      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.700%	11/27/20	USD 189,000	$183,961
Interest Rate Swap maturing 12/2/20 Put	GSCO-OT	Receive	Three- Month USD BBA LIBOR	2.266	12/2/20	USD 135,000	31,490
Interest Rate Swap maturing 2/8/21 Put	BOA	Receive	Six-Month EUR EURIBOR	0.406	2/8/21	EUR 937,500	772,297
Interest Rate Swap Maturing 3/29/21 Put	JPM	Receive	Six-Month EUR EURIBOR	1.122	3/29/21	EUR 353,800	22,456
Interest Rate Swap Maturing 4/12/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.615	4/12/21	EUR 353,750	4,629
Interest Rate Swap maturing 10/16/20 Put	BOA	Receive	Three- Month USD BBA LIBOR	2.041	10/16/20	USD 187,500	43,433
Interest Rate Swap Maturing 4/6/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.608	4/6/21	EUR 354,000	4,620
Interest Rate Swap maturing 5/29/20 Put	GSCO-OT	Pay	Three- Month USD BBA LIBOR	2.250	5/29/20	USD 900,000	—
Interest Rate Swap maturing 6/15/20 Put	NOM	Receive	Three- Month USD BBA LIBOR	1.850	6/15/20	USD 225,000	740
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.695	8/17/20	USD 121,500	30,268
Interest Rate Swap maturing 8/26/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	2.500	8/26/20	USD 175,000	4,984

47      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 8/28/20 Put	GSCOI	Receive	Three- Month KRW CD	2.000%	8/28/20	KRW 84,000,000	$5,124

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $17,509,505)							1,324,774

	Shares
Investment Companies—4.5%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%[16,17]	76,954,363	76,954,363
Invesco Oppenheimer Master Event-Linked Bond Fund[15,16]	1,351,241	21,294,481
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y16	2,381,499	11,931,311
Nuveen Floating Rate Income Fund	1,125,000	8,516,250

Total Investment Companies (Cost $148,207,708)		118,696,405
Total Investments, at Value (Cost $2,805,849,322)	94.8%	2,499,215,530
Net Other Assets (Liabilities)	5.2	137,072,238

Net Assets	100.0%	$2,636,287,768

Footnotes to Consolidated Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $1,155,136,376, which represented 43.82% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,507,092 or 0.44% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Consolidated Notes.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Zero coupon bond reflects effective yield on the original acquisition date.

48      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Schedule of Investments (continued)

10. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

11. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five year.

12. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

13. Interest or dividend is paid-in-kind, when applicable.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

15. Non-income producing security.

16. Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2019	Gross Additions		Gross Reductions	Shares April 30, 2020

Investment Company
Invesco Government & Agency
Portfolio, Institutional Class	428,982,245	994,309,837		1,346,337,719	76,954,363
Invesco Oppenheimer Master
Event-Linked Bond Fund	4,409,321	66,324		3,124,404	1,351,241
Invesco Oppenheimer Ultra-Short Duration Fund	9,392,309	91,725		7,102,535	2,381,499
OFI Carlyle Private Credit Fund	164,371	7,009		171,380	—

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Invesco Government & Agency
Portfolio, Institutional Class	$76,954,363	$1,804,168		$—	$—
Invesco Oppenheimer Master
Event-Linked Bond Fund	21,294,481	1,936,792	[a,b]	13,374,959 [a]	(14,808,598)[a]
Invesco Oppenheimer Ultra-Short Duration Fund	11,931,311	395,594		(153,702)	95,428
OFI Carlyle Private Credit Fund	—	36,041		(79,407)	78,987

Total	$110,180,155	$4,172,595		$13,141,850	$(14,634,183)

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

17. The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

49      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$1,196,097,894	47.9%
United Kingdom	155,440,663	6.2
Indonesia	127,294,408	5.1
India	109,577,070	4.4
South Africa	60,780,226	2.4
Spain	59,691,254	2.4
Russia	51,865,654	2.1
Portugal	49,219,735	2.0
Argentina	47,333,502	1.9
Greece	46,368,848	1.9
Brazil	42,526,870	1.7
France	42,009,443	1.7
Mexico	37,129,896	1.5
China	35,876,634	1.4
Ireland	35,094,145	1.4
Switzerland	31,511,725	1.3
Egypt	29,570,915	1.2
Cyprus	29,545,133	1.2
Italy	25,196,926	1.0
Canada	18,854,998	0.8
Luxembourg	18,456,352	0.7
Netherlands	17,925,471	0.7
Germany	17,407,469	0.7
Dominican Republic	16,088,350	0.6
Colombia	15,662,565	0.6
Macau	13,773,810	0.6
Saudi Arabia	13,034,170	0.5
Chile	11,833,302	0.5
Peru	11,320,997	0.5
Ukraine	10,478,679	0.4
Ivory Coast	10,251,178	0.4
Hong Kong	9,650,634	0.4
Sri Lanka	8,319,155	0.3
Malaysia	7,974,739	0.3
United Arab Emirates	7,485,862	0.3
Denmark	7,351,437	0.3
Oman	6,481,400	0.3
Costa Rica	6,223,500	0.2
Senegal	5,842,948	0.2
Panama	5,755,171	0.2
Turkey	5,054,117	0.2
Kazakhstan	4,423,294	0.2
Ghana	4,313,539	0.2
Qatar	4,273,147	0.2
Supranational	3,585,843	0.1
Zambia	3,353,627	0.1
Singapore	2,982,687	0.1
Thailand	2,838,600	0.1

50      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Guatemala	$2,736,562	0.1%
Belgium	2,199,375	0.1
Kenya	2,076,750	0.1
Paraguay	1,944,141	0.1
Israel	1,745,801	0.1
Sweden	1,737,000	0.1
Philippines	1,239,038	0.0
Eurozone	1,024,774	0.0
Norway	569,259	0.0
Angola	484,842	0.0
Australia	324,882	0.0
South Korea	5,124	0.0

Total	$2,499,215,530	100.0%

Forward Currency Exchange Contracts as of April 30, 2020
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2020	CLP	1,578,600	USD	2,305	$—	$(413,114)
BOA	05/2020	BRL	309,391	USD	59,867	—	(2,976,112)
BOA	06/2020	EUR	9,090	USD	10,136	—	(165,849)
BOA	06/2020	JPY	1,048,000	USD	9,646	125,957	—
BOA	07/2020	MXN	1,890,900	USD	76,500	2,823,159	(1,758,665)
BOA	06/2020	NOK	431,000	USD	42,496	731,342	(1,148,020)
BOA	06/2020	NZD	9,000	USD	5,948	—	(428,680)
BOA	05/2020	USD	57,010	BRL	309,391	118,457	—
BOA	06/2020	USD	476	CAD	625	26,899	—
BOA	06/2020	USD	67,429	EUR	60,470	1,103,286	—
BOA	06/2020	USD	38,498	GBP	29,255	1,644,735	—
BOA	06/2020	USD	17,594	MXN	376,522	2,084,382	—
BOA	06/2020	USD	4,831	TRY	30,550	508,451	—
BOA	07/2020	USD	35,520	ZAR	561,064	5,429,012	—
BOA	06/2020	ZAR	237,120	USD	14,548	—	(1,814,467)
CITNA-B	06/2020	CAD	625	USD	476	—	(26,886)
CITNA-B	05/2020	CLP	5,156,400	USD	7,528	—	(1,349,685)
CITNA-B	06/2020	COP	226,642,610	USD	58,766	—	(1,751,802)
CITNA-B	06/2020	EUR	5,280	USD	5,884	—	(93,231)
CITNA-B	06/2020	NOK	427,250	USD	47,525	—	(5,811,241)
CITNA-B	06/2020	USD	10,802	COP	41,661,000	322,013	—
CITNA-B	06/2020	USD	216,206	EUR	193,915	3,511,836	—
CITNA-B	06/2020	USD	76,323	GBP	58,005	3,251,797	—
CITNA-B	06/2020	USD	8,085	IDR	115,886,250	500,781	—
CITNA-B	06/2020	USD	42,830	MXN	919,550	4,952,241	—
CITNA-B	06/2020	USD	324	PEN	1,140	—	(13,213)
GSCO-OT	03/2021	BRL	143,205	USD	32,428	—	(6,413,391)
GSCO-OT	11/2020	EUR	8,100	RUB	596,243	1,180,795	(98,855)
GSCO-OT	01/2021	EUR	186,619	USD	215,139	9,042	(10,112,780)
GSCO-OT	06/2020	IDR	107,185,938	USD	7,402	—	(400,281)
GSCO-OT	05/2020	INR	7,457,118	USD	99,990	979,879	(1,872,661)
GSCO-OT	06/2020	MXN	411,863	USD	19,244	—	(2,278,587)
GSCO-OT	02/2021	RUB	5,931,360	USD	75,400	4,369,268	(2,710,689)

51      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	06/2020	TRY	35,560	USD	5,621	$—	$(589,167)
GSCO-OT	04/2021	USD	27,794	BRL	122,433	5,816,389	(246,637)
GSCO-OT	05/2020	USD	17,314	CLP	11,900,000	3,056,301	—
GSCO-OT	08/2020	USD	3,750	EGP	61,500	—	(221)
GSCO-OT	06/2020	USD	21,781	EUR	18,955	1,008,057	(2,876)
GSCO-OT	10/2020	USD	27,400	IDR	402,095,000	1,888,606	—
GSCO-OT	08/2020	USD	134,737	INR	9,986,103	2,985,331	(408,006)
GSCO-OT	01/2021	USD	69,698	NOK	585,800	12,482,291	—
GSCO-OT	06/2020	USD	46,925	NZD	71,000	3,382,871	—
GSCO-OT	02/2021	USD	21,750	RUB	1,476,281	2,615,313	—
GSCO-OT	01/2021	USD	33,052	ZAR	575,880	2,470,893	—
GSCO-OT	01/2021	ZAR	1,244,413	USD	65,732	1,237,782	(759,186)
HSBC	06/2020	USD	1,827	CNY	12,745	26,863	—
JPM	06/2020	BRL	1,175,590	USD	216,287	2,295,659	(2,481,271)
JPM	06/2020	CLP	25,170,513	USD	30,817	38,151	(674,731)
JPM	08/2021	EUR	529,617	USD	587,994	1,376,237	(8,010,332)
JPM	06/2020	GBP	55,613	USD	70,792	643,703	(1,378,111)
JPM	06/2020	IDR	230,928,000	USD	15,758	—	(644,470)
JPM	08/2020	INR	11,651,368	USD	153,838	1,200,981	(1,231,557)
JPM	01/2022	MXN	3,875,633	USD	168,046	1,491,019	(10,752,896)
JPM	06/2020	NOK	45,000	USD	5,004	—	(610,693)
JPM	06/2020	NZD	62,363	USD	41,104	—	(2,858,952)
JPM	06/2020	PLN	940	USD	246	—	(19,696)
JPM	06/2020	RUB	1,525,156	USD	20,946	—	(537,252)
JPM	06/2020	THB	2,457,090	USD	77,410	85,023	(1,553,017)
JPM	06/2020	TRY	101,250	USD	14,955	129,471	(757,874)
JPM	04/2021	USD	220,045	BRL	1,193,209	5,307,695	(4,572,430)
JPM	06/2020	USD	27,053	CLP	22,592,097	—	(38,150)
JPM	06/2020	USD	18,465	COP	71,573,550	459,619	—
JPM	08/2020	USD	557,966	EUR	501,041	9,106,793	(741,609)
JPM	06/2020	USD	112,548	GBP	86,060	4,178,491	(43,491)
JPM	06/2020	USD	54	HUF	16,000	4,310	—
JPM	06/2020	USD	95,581	IDR	1,402,225,000	3,855,260	(43,556)
JPM	06/2020	USD	231,154	INR	17,578,866	966,602	(1,992,770)
JPM	06/2020	USD	26,957	JPY	2,927,838	—	(344,074)
JPM	01/2022	USD	139,568	MXN	3,192,425	9,541,896	(339,411)
JPM	08/2021	USD	42,144	NOK	378,550	5,184,443	—
JPM	02/2021	USD	88,404	RUB	6,329,130	4,341,267	—
JPM	06/2020	USD	74,996	THB	2,392,240	1,142,766	(85,023)
JPM	06/2020	USD	21,693	TRY	137,130	2,289,148	—
JPM	06/2020	USD	213,522	ZAR	3,727,306	14,472,966	(1,105,708)
JPM	06/2020	ZAR	1,007,231	USD	59,707	116,648	(5,735,536)
MOS	05/2020	BRL	107,500	USD	20,444	—	(676,924)
MOS	05/2020	CLP	2,586,700	USD	3,764	—	(664,840)
MOS	06/2020	MYR	2,190	USD	515	—	(7,939)
MOS	05/2020	USD	19,808	BRL	107,500	41,159	—
MOS	06/2020	USD	37,651	COP	150,246,100	—	(144,592)
MOS	06/2020	USD	5	KRW	5,807	106	—

52      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
MOS	06/2020	USD	29,108	RUB	2,042,255	$1,797,844	$(64,140)
RBC	06/2020	EUR	108,820	USD	120,922	250,988	(1,813,759)
RBC	06/2020	GBP	6,975	USD	9,179	—	(392,767)
RBC	06/2020	JPY	1,880,000	USD	17,305	225,315	—
RBC	06/2020	USD	286,439	EUR	259,258	2,359,048	(285,942)
RBS	06/2020	USD	2,688	EUR	2,410	44,140	—
SCB	06/2020	IDR	552,969,300	USD	34,614	1,575,665	—
SCB	06/2020	INR	900,000	USD	11,494	365,382	—
SCB	06/2020	USD	2,133	COP	8,505,000	—	(6,065)

Total Unrealized Appreciation and Depreciation						$145,531,824	$(94,253,880)

Futures Contracts as of April 30, 2020
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro BUXL	Sell	6/8/20	133	EUR 31,304	$31,947,972	$(644,340)
Euro-BTP	Buy	6/8/20	1,048	EUR 157,572	159,175,278	1,603,639
Euro-BUND	Sell	6/8/20	10	EUR 1,881	1,911,491	(30,014)
Euro-OAT	Sell	6/8/20	18	EUR 3,252	3,330,222	(78,088)
United States
Treasury Long
Bonds	Sell	6/19/20	759	USD 126,514	137,402,719	(10,888,553)
United States
Treasury Nts., 10 yr.	Buy	6/19/20	264	USD 35,143	36,712,500	1,569,003
United States
Treasury Nts., 10 yr.	Sell	6/19/20	5,607	USD 780,677	779,723,438	953,465
United States
Treasury Nts., 2 yr.	Sell	6/30/20	1,288	USD 279,906	283,913,438	(4,007,414)
United States
Treasury Nts., 5 yr.	Buy	6/30/20	326	USD 39,650	40,907,906	1,257,498
United States Ultra
10 yr.	Sell	6/19/20	160	USD 25,042	25,125,000	(82,592)
United States Ultra
Bonds	Buy	6/19/20	317	USD 64,040	71,255,656	7,215,999
United States Ultra
Bonds	Sell	6/19/20	603	USD 136,236	135,543,094	692,484

						$(2,438,913)

Over-the-Counter Options Written at April 30, 2020
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		USD

BRL Currency Call	GSCO-OT	4.800	8/17/21	3,540	USD 3,540	$750,834	$ (2,461,609)
		BRL		USD

BRL Currency Call	JPM	6.500	4/26/21	9,375	USD 9,375	375,000	(294,190)

53      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		ZAR		EUR

EUR Currency Call	BOA	20.000	8/5/20	3,500	EUR 3,500	$763,768	$ (2,188,900)
		NOK		EUR

EUR Currency Call	GSCO-OT	11.000	1/6/21	7,075	EUR 7,075	1,417,482	(4,207,227)
		INR		EUR

EUR Currency Call	GSCO-OT	90.000	8/5/20	3,500	EUR 3,500	684,103	(437,841)
		RUB		EUR

EUR Currency Call	BOA	78.000	11/4/20	34,900	EUR 34,900	1,195,564	(3,301,528)
		ZAR		EUR

EUR Currency Call	JPM	19.050	12/8/20	34,900	EUR 34,900	1,039,026	(3,898,790)
		NOK		EUR

EUR Currency Call	JPM	11.000	8/26/21	4,375	EUR 4,375	1,302,085	(2,550,477)
		BRL		EUR

EUR Currency Call	MSCO	5.250	8/24/21	26,200	EUR 26,200	1,472,448	(4,792,758)
		IDR		USD

IDR Currency Put	JPM	13320.000	7/23/20	56,250	USD 56,250	170,454	(36,170)
		IDR		USD

IDR Currency Call	JPM	14325.000	7/23/20	37,500	USD 37,500	260,794	(2,760,571)
		INR		USD

INR Currency Call	BOA	77.550	10/27/20	75,000	USD 75,000	818,250	(1,657,900)
		INR		USD

INR Currency Call	BOA	77.100	11/23/20	75,000	USD 75,000	669,000	(2,054,888)
		INR		USD

INR Currency Put	BOA	70.300	11/23/20	75,000	USD 75,000	253,500	(115,945)
		INR		USD

INR Currency Put	BOA	69.300	10/27/20	75,000	USD 75,000	342,750	(62,147)
		MXN		USD

MXN Currency Call	CITNA-B	22.520	3/4/21	37,500	USD 37,500	754,102	(4,450,149)
		MXN		USD

MXN Currency Put	CITNA-B	18.570	3/4/21	37,500	USD 37,500	299,192	(32,781)
		MXN		USD

MXN Currency Put	JPM	18.400	1/6/22	75,000	USD 75,000	673,800	(207,317)
		MXN		USD

MXN Currency Call	JPM	23.090	1/6/22	75,000	USD 75,000	1,710,375	(10,916,128)
		RUB		USD

RUB Currency Call	GSCO-OT	77.089	3/8/21	67,300	USD 67,300	1,456,776	(3,966,245)

54      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		RUB		USD

RUB Currency Put	GSCO-OT	62.817	3/8/21	67,300	USD 67,300	$550,783	$ (203,839)
		RUB		USD

RUB Currency Call	GSCO-OT	104.000	2/24/21	18,750	USD 18,750	516,413	(208,824)
		RUB		USD

RUB Currency Call	GSCO-OT	94.000	1/8/21	18,750	USD 18,750	464,775	(263,636)
		ZAR		USD

ZAR Currency Put	BOA	13.323	7/7/20	48,000	USD 48,000	336,624	(2,353)
		ZAR		USD

ZAR Currency Call	BOA	15.838	7/7/20	48,000	USD 48,000	829,728	(7,254,658)
		ZAR		USD

ZAR Currency Call	GSCO-OT	22.885	4/26/21	4,900	USD 4,900	172,838	(129,344)
		ZAR		USD

ZAR Currency Call	GSCO-OT	20.000	1/7/21	37,500	USD 37,500	1,319,250	(1,514,449)
		ZAR		USD

ZAR Currency Call	GSCO-OT	22.000	12/8/20	7,500	USD 7,500	232,207	(150,421)
		ZAR		USD

ZAR Currency Call	JPM	17.210	1/27/21	112,500	USD 112,500	2,876,625	(12,553,282)

Total Over-the-Counter Options Written						$23,708,546	$ (72,674,367)

Centrally Cleared Credit Default Swaps at April 30, 2020
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International	Sell	1.000%	6/20/22	USD 7,500	$464,303	$(166,450)	$ 297,853
CDX.NA.HY.33	Sell	5.000	12/20/24	USD 73,500	3,307,500	(3,865,391)	(557,891)
Indonesia Government International	Sell	1.000	12/20/24	USD 1,400	6,505	55,001	61,506
iTraxx Europe Crossover Series 32 Version 1	Buy	5.000	12/20/24	EUR 200,625	(10,049,296)	3,639,965	(6,409,331)
iTraxx Europe Crossover Series 33 Version 1	Sell	5.000	6/20/25	EUR 118,500	1,624,347	1,247,300	2,871,647
Republic Of South Africa Government	Sell	1.000	12/20/24	USD 1,875	(78,294)	238,128	159,834

Total Centrally Cleared Credit Default Swaps					$(4,724,935)	$1,148,553	$ (3,576,382)

55      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps at April 30, 2020
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Assicurazioni Generali SpA	CITNA-B	Buy	1.000%	12/20/24	EUR	3,750	$(48,088)	$286,904	$238,816
Assicurazioni Generali SpA	CITNA-B	Sell	1.000	12/20/24	EUR	7,500	(148,052)	(123,729)	(271,781)
Deutsche Bank AG	JPM	Buy	1.000	12/20/21	EUR	7,500	(95,919)	38,990	(56,929)
iTraxx Europe Crossover Series 28 Version 1	JPM	Sell	5.000	12/20/22	EUR	35,000	(5,717,660)	1,330,709	(4,386,951)
iTraxx Europe Crossover Series 28 Version 1	JPM	Sell	5.000	12/20/22	EUR	10,000	(1,549,814)	380,203	(1,169,611)
iTraxx Europe Crossover Series 28 Version 1	JPM	Sell	5.000	12/20/22	EUR	7,500	(213,081)	(2,167,531)	(2,380,612)
iTraxx Europe Subordinated Financial Series 32 Version 1	JPM	Sell	5.000	12/20/21	EUR	7,500	324,760	(1,572,402)	(1,247,642)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	(116,952)	18,615

Total Over-the-Counter Credit Default Swaps							$(7,312,287)	$(1,943,808)	$(9,256,095)

Centrally Cleared Interest Rate Swaps at April 30, 2020
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Pay	COOVIBR	4.890%	10/17/20	COP 113,100,000	$—	$298,659	$298,659
Pay	CDOR03	1.153	3/6/30	CAD 26,250	—	255,951	255,951
Pay	CDOR03	1.155	3/6/30	CAD 26,250	—	260,561	260,561
Receive	CDOR03	0.970	3/25/25	CAD 67,500	—	392,309	392,309
Pay	CDOR03	0.940	3/25/25	CAD 155,000	—	734,820	734,820
Pay	CDOR03	1.080	3/25/30	CAD 106,500	—	440,365	440,365
Pay	COOVIBR	5.200	8/1/29	COP 30,347,000	—	368,374	368,374
Receive	Three-Month USD BBA LIBOR	0.630	5/18/30	USD 117,750	—	(218)	(218)
Receive	Three-Month USD BBA LIBOR	0.480	2/26/26	USD 330,000	—	(372,880)	(372,880)
Pay	CDOR03	1.060	3/26/30	CAD 641,450	—	1,745,511	1,745,511
Pay	Three-Month USD BBA LIBOR	0.689	2/15/27	USD 396,375	—	5,121,220	5,121,220
Pay	COOVIBR	3.120	4/16/22	COP 71,250,000	—	103,109	103,109
Pay	MXN TIIE BANXICO	5.960	4/15/25	MXN 193,900	—	176,263	176,263
Receive	BZDIOVRA	4.280	1/4/21	BRL 369,897	—	(724,739)	(724,739)
Pay	MXN TIIE BANXICO	5.900	4/16/25	MXN 157,100	—	125,114	125,114

56      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps (Continued)
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Pay	MXN TIIE BANXICO	5.920%	4/16/25	MXN 202,800	$—	$169,110	$169,110
Pay	BZDIOVRA	5.750	1/2/25	BRL 39,322	—	(202,146)	(202,146)
Pay	MXN TIIE BANXICO	6.873	3/6/25	MXN 517,500	—	1,356,257	1,356,257
Pay	BZDIOVRA	6.060	1/2/25	BRL 138,971	—	(347,137)	(347,137)
Pay	BZDIOVRA	4.336	1/3/22	BRL 413,795	—	931,426	931,426
Receive	BZDIOVRA	3.910	1/4/21	BRL 526,806	—	(730,492)	(730,492)
Receive	BZDIOVRA	3.940	1/4/21	BRL 621,560	—	(887,307)	(887,307)
Pay	COOVIBR	4.260	2/28/23	COP 37,950,000	—	310,121	310,121
Pay	MXN TIIE BANXICO	6.415	2/22/23	MXN 867,000	—	1,329,422	1,329,422
Pay	BZDIOVRA	6.030	1/2/25	BRL 69,882	—	(139,224)	(139,224)
Pay	BZDIOVRA	5.930	1/2/25	BRL 65,660	—	(189,485)	(189,485)
Receive	BZDIOVRA	4.320	1/4/21	BRL 366,820	—	(742,993)	(742,993)
Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN 86,300	—	627,738	627,738
Pay	MXN TIIE BANXICO	8.525	1/15/24	MXN 169,550	—	817,891	817,891
Pay	MXN TIIE BANXICO	7.845	12/7/23	MXN 333,700	—	1,250,104	1,250,104
Pay	BZDI	2.280	1/4/27	BRL 106,000	—	1,587,968	1,587,968
Pay	BZDI	8.415	1/2/25	BRL 95,000	—	1,573,491	1,573,491
Pay	COOVIBR	5.560	8/26/26	COP 29,197,000	—	660,331	660,331
Pay	MXN TIIE BANXICO	7.810	12/7/23	MXN 403,200	—	1,490,743	1,490,743
Receive	CPURNSA	1.883	7/19/24	USD 113,000	—	(5,783,766)	(5,783,766)
Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN 316,295	—	978,180	978,180
Receive	CPURNSA	1.856	7/30/24	USD 118,926	—	(5,924,040)	(5,924,040)
Pay	BZDIOVRA	5.565	1/2/23	BRL 235,915	—	966,405	966,405
Pay	BZDIOVRA	7.060	7/1/22	BRL 1,067,100	—	209,615	209,615
Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD 3,760	—	(360,706)	(360,706)
Pay	BZDIOVRA	6.528	1/2/24	BRL 45,400	—	280,582	280,582
Pay	BZDIOVRA	6.630	1/2/25	BRL 39,200	—	142,619	142,619
Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN 252,000	—	374,528	374,528
Pay	MXN TIIE BANXICO	6.395	10/21/24	MXN 825,000	—	1,455,056	1,455,056
Pay	BZDIOVRA	6.610	1/2/23	BRL 717,751	—	(77,084)	(77,084)
Receive	MXN TIIE BANXICO	7.070	12/12/29	MXN 321,750	—	128,456	128,456
Pay	MXN TIIE BANXICO	6.910	12/16/26	MXN 741,375	—	(74,863)	(74,863)

57      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Pay/Receive Floating Rate		Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Pay		MXN TIIE BANXICO	6.465%	12/12/24	MXN 318,750	$—	$599,495	$599,495
Pay		MXN TIIE BANXICO	6.570	1/1/25	MXN 337,500	—	699,160	699,160
Pay		MXN TIIE BANXICO	7.340	7/24/29	MXN 92,200	—	317,910	317,910
Pay		MXN TIIE BANXICO	5.565	4/24/25	MXN 56,000	—	9,971	9,971

Total Centrally Cleared Interest Rate Swaps						$—	$11,731,755	$11,731,755

Over-the-Counter Interest Rate Swaps at April 30, 2020
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR 590,000	$—	$368,827	$368,827
GSCOI	Pay	MOSKP3	8.270	5/23/24	RUB 230,000	—	499,969	499,969
GSCOI	Pay	MOSKP3	6.580	10/25/21	RUB 6,510,000	—	4,213,183	4,213,183
GSCOI	Pay	MOSKP3	6.765	1/14/30	RUB 595,000	—	418,106	418,106
GSCOI	Pay	MOSKP3	6.350	2/28/25	RUB 862,500	—	276,071	276,071
GSCOI	Pay	MOSKP3	5.890	3/5/22	RUB 2,000,000	—	207,049	207,049
GSCOI	Pay	MOSKP3	5.940	4/30/26	RUB 2,000,000	—	16,433	16,433
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR 600,000	—	(713,672)	(713,672)

Total Over-the-Counter Interest Rate Swaps						$—	$5,285,966	$5,285,966

Over-the-Counter Credit Default Swaptions Written at April 30, 2020
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap Maturing 6/20/25 Put	JPM	Sell	iTraxx Europe Crossover Series 33 Version 1	5.000	6/17/20	EUR	187,500	$9,434,430	$(4,108,601)

Over-the-Counter Interest Rate Swaptions Written at April 30, 2020
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/29/20 Put	BOA	Receive	CDOR03	0.778	5/29/20	CAD	187,500	$481,252		$(504,836)

58      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three-Month RUB MOSPRIME NFEA	8.080%	6/15/20	RUB	582,700	$181,226	$(6)
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.618	11/27/20	USD	900,000	3,420,000	(630)
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	2.200	11/27/20	USD	189,000	1,535,400	(48,545)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.530	8/17/20	USD	520,000	1,908,065	(21)
Interest Rate Swap maturing 11/25/21 Call	MSCO	Pay	Six- Month EUR EURIBOR	0.032	11/25/21	EUR	28,125	474,893	(968,996)

Total Over-the-Counter Interest Rate Swaptions Written								$8,000,836	$(1,523,034)

Glossary:

Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBC	RBC Dominion Securities
RBS	Royal Bank of Scotland plc (The)
SCB	Standard Chartered Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint

59      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BP0003M	ICE LIBOR GBP 3 Month
BPSW5	GBP Swap 5 Year
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CD	Certificate of Deposit
CDOR03	Canada Bankers Acceptance 3 Months
CDX.NA.HY.33	Markit CDX North American High Yield
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPURNSA	US Consumer Price Index Urban Consumers
EUAMDB05	EURIBOR Constant Maturity Swap 5 Year Rate
EUR003M	EURIBOR 3 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA7	EUR Swap Annual 7 Year
FBIL	Financial Benchmarks India Private Ltd.
GDR	Global Depositary Receipt
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
iTraxx Europe Crossover Series 28 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Crossover Series 32 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

60      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Definitions (Continued)

iTraxx Europe Subordinated Financial Series 32 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	Moscow Prime Offered Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
PRIME4	United States Prime Rate-Quarterly
SONIA3M	Sterling Overnight Index Average
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
USSW7	USD Swap Semi 30/360 7 Year

See accompanying Notes to Consolidated Financial Statements.

61      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2020 Unaudited

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $2,669,178,744)	$2,389,035,375
Affiliated companies (cost $136,670,578)	110,180,155

2,499,215,530
Cash	58,405,224
Cash—foreign currencies (cost $90,386,877)	90,257,861
Cash used for collateral on OTC derivatives	47,620,000
Cash used for collateral on centrally cleared swaps	125,423,331
Unrealized appreciation on forward currency exchange contracts	145,531,824
Swaps, at value (premiums paid $7,411,481)	8,036,444
Receivables and other assets:
Investments sold	56,431,495
Variation margin receivable - futures contracts	38,301,681
Interest and dividends	26,321,449
Shares of beneficial interest sold	476,278
Investments matured, at value (cost $188,000)	18,800
Other	1,489,664

Total assets	3,097,529,581

Liabilities
Unrealized depreciation on forward currency exchange contracts	94,253,880
Options written, at value (premiums received $23,708,546)	72,674,367
Swaps, at value (net premiums received $99,194)	4,694,286
Variation margin payable - centrally cleared swaps	5,447,678
Swaptions written, at value (premiums received $17,435,266)	5,631,635
Payables and other liabilities:
Investments purchased	266,499,502
Shares of beneficial interest redeemed	4,356,682
Transfer and shareholder servicing agent fees	752,496
Distribution and service plan fees	575,781
Dividends	509,110
Trustees’ compensation	396,964
Foreign capital gains tax	284,770
Shareholder communications	254,601
Advisory fees	42,214
Administration fees	1,070
Other	4,866,777

Total liabilities	461,241,813

Net Assets	$2,636,287,768

Composition of Net Assets
Shares of beneficial interest	$3,863,243,213
Total accumulated loss	(1,226,955,445)

Net Assets	$2,636,287,768

62      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,153,908,808 and 660,644,632 shares of beneficial interest outstanding)	$3.26

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$3.40

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $166,244,897 and 51,131,906 shares of beneficial interest outstanding)	$3.25

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $76,695,248 and 23,505,344 shares of beneficial interest outstanding)	$3.26

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $218,771,712 and 67,158,234 shares of beneficial interest outstanding)	$3.26

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,844 and 2,710 shares of beneficial interest outstanding)	$3.26

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $20,658,259 and 6,366,715 shares of beneficial interest outstanding)	$3.24

See accompanying Notes to Consolidated Financial Statements.

63      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2020 Unaudited

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $1,606,151)	$65,008,553
Affiliated companies	713,209
Dividends:
Unaffiliated companies	400,365
Affiliated companies	3,459,386

Total investment income	69,581,513

Expenses
Advisory fees	8,767,833
Administration fees	225,328
Distribution and service plan fees:
Class A	2,932,777
Class C	991,206
Class R	226,069
Transfer and shareholder servicing agent fees:
Class A	1,968,876
Class C	158,296
Class R	72,199
Class Y	246,159
Class R5	3
Class R6	3,256
Shareholder communications:
Class A	55,020
Class C	4,235
Class R	1,951
Class Y	6,806
Class R6	272
Custodian fees and expenses	135,086
Trustees’ compensation	24,081
Other	337,412

Total expenses	16,156,865
Less waivers and reimbursement of expenses	(677,202)

Net expenses	15,479,663

Net Investment Income	54,101,850

64      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $430,070)	$(46,859,958)
Affiliated companies	13,141,850
Option contracts written	(46,313,677)
Futures contracts	37,080,800
Foreign currency transactions	(9,722,346)
Forward currency exchange contracts	(6,519,928)
Swap contracts	54,237,587
Swaption contracts written	(179,536,207)

Net realized loss	(184,491,879)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $(281,013))	(219,959,927)
Affiliated companies	(14,634,183)
Foreign currency transactions	(519,342)
Forward currency exchange contracts	61,129,775
Futures contracts	(6,235,931)
Option contracts written	(57,274,960)
Swap contracts	(9,631,190)
Swaption contracts written	9,579,334

Net change in unrealized appreciation/(depreciation)	(237,546,424)

Net Increase in Net Assets Resulting from Operations	$(367,936,453)

See accompanying Notes to Consolidated Financial Statements.

65      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income	$54,101,850	$10,734,448	$181,634,506	$195,712,532
Net realized gain (loss)	(184,491,879)	(18,653,514)	(89,298,509)	(66,649,729)
Net change in unrealized appreciation/(depreciation)	(237,546,424)	46,954,101	68,299,543	(183,248,754)
Net increase (decrease) in net assets resulting from operations	(367,936,453)	39,035,035	160,635,540	(54,185,951)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(47,392,594)	(3,800,606)	(87,772,855)	(138,286,611)
Class B	—	—	—	(206,061)
Class C	(3,045,312)	(248,545)	(12,840,455)	(24,713,582)
Class R	(1,623,062)	(132,004)	(3,399,687)	(5,305,616)
Class Y	(6,318,427)	(504,387)	(11,958,984)	(22,346,153)
Class R5	(205)	(16)	(105)	—
Class R6	(549,038)	(57,732)	(1,460,735)	(2,325,655)
Total distributions from distributable earnings	(58,928,638)	(4,743,290)	(117,432,821)	(193,183,678)
Tax return of capital distribution:
Class A	—	(4,205,210)	(44,853,599)	—
Class B	—	—	—	—
Class C	—	(275,004)	(6,561,716)	—
Class R	—	(146,056)	(1,737,304)	—
Class Y	—	(558,082)	(6,111,268)	—
Class R5	—	(18)	(54)	—
Class R6	—	(63,879)	(746,463)	—

Total return of capital distribution	—	(5,248,249)	(60,010,404)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(176,624,888)	(25,362,027)	(13,542,333)	(251,385,480)
Class B	—	—	—	(15,557,890)
Class C	(27,045,571)	(5,447,267)	(317,660,779)	(119,417,713)
Class R	(10,719,021)	(1,057,362)	(11,280,336)	(4,958,722)
Class Y	(71,247,046)	2,927,053	(39,068,226)	(96,067,367)
Class R5	—	—	10,000	—
Class R6	(12,801,316)	(157,844)	(4,870,151)	(3,188,283)
Total beneficial interest transactions	(298,437,842)	(29,097,447)	(386,411,825)	(490,575,455)

66      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Assets
Total decrease	$(725,302,933)	$(53,951)	$(403,219,510)	$(737,945,084)
Beginning of period	3,361,590,701	3,361,644,652	3,764,864,162	4,502,809,246
End of period	$2,636,287,768	$3,361,590,701	$3,361,644,652	$3,764,864,162

See accompanying Notes to Consolidated Financial Statements.

67      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.72	$3.73	$3.96	$3.95	$3.87	$4.13
Income (loss) from investment operations:
Net investment income[1]	0.06	0.01	0.19	0.18	0.16	0.15	0.18
Net realized and unrealized gain (loss)	(0.48)	0.03	(0.01)	(0.23)	0.01	0.08	(0.26)
Total from investment operations	(0.42)	0.04	0.18	(0.05)	0.17	0.23	(0.08)
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.07)	(0.00)[2]	(0.13)	(0.18)	(0.11)	(0.14)	(0.17)
Tax return of capital distribution	0.00	(0.01)	(0.06)	0.00	(0.05)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.07)	(0.01)	(0.19)	(0.18)	(0.16)	(0.15)	(0.18)
Net asset value, end of period	$3.26	$3.75	$3.72	$3.73	$3.96	$3.95	$3.87

Total Return, at Net Asset Value[3]	(11.35)%	1.11%	5.08%	(1.49)%	4.45%	6.07%	(2.06)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,153,909	$2,669,175	$2,671,046	$2,699,688	$3,124,887	$3,607,387	$4,008,783
Average net assets (in thousands)	$2,477,380	$2,666,111	$2,596,952	$2,920,657	$3,321,318	$3,745,267	$4,432,764
Ratios to average net assets:[4]
Net investment income[5]	3.54%	3.80%	5.25%	4.79%	4.13%	3.87%	4.43%
Expenses excluding specific expenses listed below	1.01%	1.00%	1.00%	1.07%[6]	1.08%[6]	1.06%[6]	1.05%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.01%	1.00%	1.00%	1.07%[6]	1.08%[6]	1.06%[6]	1.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.96%	0.95%	1.00%[6]	1.01%[6]	1.02%[6]	1.00%[6]
Portfolio turnover rate[9,10]	76%	25%	114%	67%	69%	78%	79%

68      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.03%
One Month Ended October 31, 2019	1.04%
Year Ended September 30, 2019	1.04%
Year Ended September 30, 2018	1.08%
Year Ended September 30, 2017	1.09%
Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$1,778,039,975	$1,951,650,761
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

69      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.74	$3.71	$3.72	$3.95	$3.94	$3.87	$4.12
Income (loss) from investment operations:
Net investment income[1]	0.05	0.01	0.17	0.16	0.13	0.12	0.15
Net realized and unrealized gain (loss)	(0.48)	0.03	(0.02)	(0.24)	0.01	0.07	(0.25)
Total from investment operations	(0.43)	0.04	0.15	(0.08)	0.14	0.19	(0.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.00)[2]	(0.11)	(0.15)	(0.09)	(0.11)	(0.14)
Tax return of capital distribution	0.00	(0.01)	(0.05)	0.00	(0.04)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.06)	(0.01)	(0.16)	(0.15)	(0.13)	(0.12)	(0.15)
Net asset value, end of period	$3.25	$3.74	$3.71	$3.72	$3.95	$3.94	$3.87

Total Return, at Net Asset Value[3]	(11.72)%	1.04%	4.28%	(2.26)%	3.67%	5.01%	(2.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,245	$220,077	$224,035	$540,465	$696,936	$850,319	$977,069
Average net assets (in thousands)	$199,003	$222,327	$427,719	$623,092	$769,686	$897,334	$1,087,495
Ratios to average net assets:[4]
Net investment income[5]	2.77%	3.03%	4.49%	4.03%	3.37%	3.12%	3.67%
Expenses excluding specific expenses listed below	1.78%	1.76%	1.76%	1.83%[6]	1.84%[6]	1.81%[6]	1.80%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.78%	1.76%	1.76%	1.83%[6]	1.84%[6]	1.81%[6]	1.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.72%	1.71%	1.76%[6]	1.77%[6]	1.77%[6]	1.76%[6]
Portfolio turnover rate[9,10]	76%	25%	114%	67%	69%	78%	79%

70      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.80%
One Month Ended October 31, 2019	1.80%
Year Ended September 30, 2019	1.80%
Year Ended September 30, 2018	1.84%
Year Ended September 30, 2017	1.85%
Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$1,778,039,975	$1,951,650,761
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

71      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.72	$3.73	$3.96	$3.95	$3.88	$4.13
Income (loss) from investment operations:
Net investment income[1]	0.06	0.01	0.18	0.17	0.15	0.14	0.17
Net realized and unrealized gain (loss)	(0.49)	0.03	(0.01)	(0.23)	0.01	0.07	(0.25)
Total from investment operations	(0.43)	0.04	0.17	(0.06)	0.16	0.21	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.00)[2]	(0.12)	(0.17)	(0.10)	(0.13)	(0.16)
Tax return of capital distribution	0.00	(0.01)	(0.06)	0.00	(0.05)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.06)	(0.01)	(0.18)	(0.17)	(0.15)	(0.14)	(0.17)
Net asset value, end of period	$3.26	$3.75	$3.72	$3.73	$3.96	$3.95	$3.88

Total Return, at Net Asset Value[3]	(11.47)%	1.09%	4.81%	(1.75)%	4.19%	5.53%	(2.06)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,695	$99,920	$100,112	$111,816	$123,825	$149,098	$162,623
Average net assets (in thousands)	$90,781	$100,053	$105,418	$118,510	$134,309	$152,830	$175,389
Ratios to average net assets:[4]
Net investment income[5]	3.27%	3.53%	4.99%	4.53%	3.87%	3.61%	4.17%
Expenses excluding specific expenses listed below	1.28%	1.26%	1.26%	1.33%[6]	1.34%[6]	1.31%[6]	1.30%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.28%	1.26%	1.26%	1.33%[6]	1.34%[6]	1.31%[6]	1.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.22%	1.21%	1.26%[6]	1.27%[6]	1.27%[6]	1.26%[6]
Portfolio turnover rate[9,10]	76%	25%	114%	67%	69%	78%	79%

72      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.30%
One Month Ended October 31, 2019	1.30%
Year Ended September 30, 2019	1.30%
Year Ended September 30, 2018	1.34%
Year Ended September 30, 2017	1.35%
Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$1,778,039,975	$1,951,650,761
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

73      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.71	$3.73	$3.96	$3.95	$3.87	$4.13
Income (loss) from investment operations:
Net investment income[1]	0.07	0.01	0.20	0.19	0.17	0.16	0.19
Net realized and unrealized gain (loss)	(0.49)	0.04	(0.02)	(0.23)	0.01	0.08	(0.26)
Total from investment operations	(0.42)	0.05	0.18	(0.04)	0.18	0.24	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.00)[2]	(0.13)	(0.19)	(0.11)	(0.15)	(0.18)
Tax return of capital distribution	0.00	(0.01)	(0.07)	0.00	(0.06)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.07)	(0.01)	(0.20)	(0.19)	(0.17)	(0.16)	(0.19)
Net asset value, end of period	$3.26	$3.75	$3.71	$3.73	$3.96	$3.95	$3.87

Total Return, at Net Asset Value[3]	(11.24)%	1.40%	5.05%	(1.26)%	4.70%	6.33%	(1.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,772	$335,775	$329,963	$371,434	$494,017	$369,088	$403,252
Average net assets (in thousands)	$309,265	$331,755	$336,841	$450,170	$417,814	$372,918	$453,869
Ratios to average net assets:[4]
Net investment income[5]	3.77%	4.03%	5.49%	5.03%	4.43%	4.11%	4.68%
Expenses excluding specific expenses listed below	0.78%	0.77%	0.77%	0.83%[6]	0.84%[6]	0.81%[6]	0.80%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	0.78%	0.77%	0.77%	0.83%[6]	0.84%[6]	0.81%[6]	0.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.72%	0.72%	0.76%[6]	0.77%[6]	0.77%[6]	0.76%[6]
Portfolio turnover rate[9,10]	76%	25%	114%	67%	69%	78%	79%

74      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.80%
One Month Ended October 31, 2019	0.81%
Year Ended September 30, 2019	0.81%
Year Ended September 30, 2018	0.84%
Year Ended September 30, 2017	0.85%
Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$1,778,039,975	$1,951,650,761
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

75      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.72	$3.69
Income (loss) from investment operations:
Net investment income[2]	0.07	0.01	0.07
Net realized and unrealized gain (loss)	(0.48)	0.03	0.02
Total from investment operations	(0.41)	0.04	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.00)[3]	(0.04)
Tax return of capital distribution	0.00	(0.01)	(0.02)
Total dividends and/or distributions to shareholders	(0.08)	(0.01)	(0.06)
Net asset value, end of period	$3.26	$3.75	$3.72

Total Return, at Net Asset Value[4]	(11.19)%	1.14%	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$10	$10
Average net assets (in thousands)	$10	$10	$10
Ratios to average net assets:[5]
Net investment income[6]	3.87%	4.05%	5.58%
Expenses excluding specific expenses listed below	0.68%	0.72%	0.68%
Interest and fees from borrowings	0.00%	0.00%	0.00%
Total expenses[7]	0.68%	0.72%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.70%	0.63%
Portfolio turnover rate[8,9]	76%	25%	114%

76      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.70%
One Month Ended October 31, 2019	0.76%
Period Ended September 30, 2019	0.72%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$1,778,039,975	$1,951,650,761
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Period Ended September 30, 2019	$5,760,311,794	$5,754,174,138

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

77      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R6	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.73	$3.70	$3.71	$3.94	$3.93	$3.86	$4.11
Income (loss) from investment operations:
Net investment income[1]	0.07	0.01	0.21	0.20	0.18	0.16	0.20
Net realized and unrealized gain (loss)	(0.48)	0.03	(0.01)	(0.23)	0.01	0.07	(0.25)
Total from investment operations	(0.41)	0.04	0.20	(0.03)	0.19	0.23	(0.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.00)[2]	(0.14)	(0.20)	(0.12)	(0.15)	(0.19)
Tax return of capital distribution	0.00	(0.01)	(0.07)	0.00	(0.06)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.08)	(0.01)	(0.21)	(0.20)	(0.18)	(0.16)	(0.20)
Net asset value, end of period	$3.24	$3.73	$3.70	$3.71	$3.94	$3.93	$3.86

Total Return, at Net Asset Value[3]	(11.26)%	1.14%	5.49%	(1.15)%	4.89%	6.27%	(1.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,658	$36,634	$36,479	$41,461	$47,348	$45,840	$48,488
Average net assets (in thousands)	$25,749	$36,561	$39,927	$45,391	$45,371	$46,967	$121,467
Ratios to average net assets:[4]
Net investment income[5]	3.91%	4.18%	5.63%	5.18%	4.57%	4.30%	4.87%
Expenses excluding specific expenses listed below	0.64%	0.62%	0.62%	0.68%[6]	0.65%[6]	0.62%[6]	0.60%[6]
Interest and fees from borrowings	0.00%	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	0.64%	0.62%	0.62%	0.68%[6]	0.65%[6]	0.62%[6]	0.60%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.57%	0.57%	0.61%[6]	0.59%[6]	0.58%[6]	0.57%[6]
Portfolio turnover rate[9,10]	76%	25%	114%	67%	69%	78%	79%

78      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.66%
One Month Ended October 31, 2019	0.66%
Year Ended September 30, 2019	0.66%
Year Ended September 30, 2018	0.69%
Year Ended September 30, 2017	0.66%
Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$1,778,039,975	$1,951,650,761
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

79      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2020 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

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A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

82      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded

83      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The consolidated financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of

84      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

85      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

K.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to. the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.”

L.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

M.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to

86      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the

87      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as

88      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable

89      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities.

90      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

S.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

91      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

T.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

U.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $5 billion	0.48
Over $10 billion	0.46

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.57%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to

92      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.70% and 0.65%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $677,202.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”).

93      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended April 30, 2020, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $55,365 in front-end sales commissions from the sale of Class A shares and $1,873 and $2,962 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market

94      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$222,972,673	$—	$222,972,673
Mortgage-Backed Obligations	—	557,841,823	426	557,842,249
U.S. Government Obligations	—	59,266,043	—	59,266,043
Foreign Government Obligations	—	593,901,491	—	593,901,491
Corporate Loans	—	13,594,556	—	13,594,556
Corporate Bonds and Notes	—	910,461,279	91,270	910,552,549
Preferred Stock	—	31,687	—	31,687
Common Stocks	730,579	214,900	—	945,479
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	16,398,762	—	16,398,762
Over-the-Counter Options Purchased	—	3,688,862	—	3,688,862
Over-the-Counter Interest Rate
Swaptions Purchased	—	1,324,774	—	1,324,774
Investment Companies	106,765,094	11,931,311	—	118,696,405

Total Investments, at Value	107,495,673	2,391,628,161	91,696	2,499,215,530
Other Financial Instruments:
Investments Matured	—	18,800	—	18,800
Swaps, at value	—	8,036,444	—	8,036,444
Centrally cleared swaps, at value	—	33,469,229	—	33,469,229
Futures contracts	13,292,088	—	—	13,292,088
Forward currency exchange contracts	—	145,531,824	—	145,531,824

Total Assets	$120,787,761	$2,578,684,458	$91,696	$2,699,563,915

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,694,286)	$—	$(4,694,286)
Centrally cleared swaps, at value	—	(20,588,921)	—	(20,588,921)
Options written, at value	—	(72,674,367)	—	(72,674,367)
Futures contracts	(15,731,001)	—	—	(15,731,001)
Forward currency exchange contracts	—	(94,253,880)	—	(94,253,880)
Swaptions written, at value	—	(5,631,635)	—	(5,631,635)

Total Liabilities	$(15,731,001)	$(197,843,089)	$—	$(213,574,090)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

95      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$16,406,844	$(16,406,844)	$–	$–	$–
Citibank NA	12,923,608	(12,923,608)	–	–	–
Goldman Sachs Bank USA	45,267,417	(39,436,772)	(5,830,645)	–	–
Goldman Sachs
International	5,635,935	(6)	–	–	5,635,929
HSBC Bank USA NA	26,863	–	–	–	26,863
JPMorgan Chase Bank NA	71,362,669	(71,362,669)	–	–	–
Morgan Stanley & Co., Inc.	1,839,109	(1,558,435)	–	–	280,674
Morgan Stanley Capital
Services, Inc.	298,181	(298,181)	–	–	–
Nomura Global
Financial Products, Inc.	740	–	–	–	740
RBC Dominion Securities	2,835,351	(2,492,468)	–	–	342,883
Royal Bank of Scotland plc (The)	44,140	–	–	(44,140)	–

96      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Standard Chartered Bank	$1,941,047	$(719,737)	$–	$(550,000)	$671,310

	$158,581,904	$(145,198,720)	$(5,830,645)	$(594,140)	$6,958,399

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(25,551,900)	$16,406,844	$–	$9,145,056	$–
Barclays Bank plc	(413,114)	–	–	413,114	–
Citibank NA	(13,652,717)	12,923,608	–	–	(729,109)
Goldman Sachs Bank USA	(39,436,772)	39,436,772	–	–	–
Goldman Sachs International	(6)	6	–	–	–
JPMorgan Chase Bank NA	(87,667,244)	71,362,669	–	16,304,575	–
Morgan Stanley & Co., Inc.	(1,558,435)	1,558,435	–	–	–
Morgan Stanley Capital Services, Inc.	(5,761,775)	298,181	–	5,110,000	(353,594)
RBC Dominion Securities	(2,492,468)	2,492,468	–	–	–
Standard Chartered Bank	(719,737)	719,737	–	–	–

	$(177,254,168)	$145,198,720	$–	$30,972,745	$(1,082,703)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

97      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$2,036,806	Swaps, at value	$3,980,614
Interest rate contracts	Swaps, at value	5,999,638	Swaps, at value	713,672
Credit contracts	Centrally cleared swaps, at value	5,180,394[1]	Centrally cleared swaps, at value	4,031,841[1]
Interest rate contracts	Centrally cleared swaps, at value	28,288,835[1]	Centrally cleared swaps, at value	16,557,080[1]
Interest rate contracts	Futures contracts	13,292,088[2]	Futures contracts	15,731,001[2]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	145,531,824	Unrealized depreciation on forward currency exchange contracts	94,253,880
Currency contracts			Options written, at value	72,674,367
Credit contracts			Swaptions written, at value	4,108,601
Interest rate			Swaptions written, at value	1,523,034
Currency contracts	Investments, at value	3,688,862[3]
Interest rate contracts	Investments, at value	1,324,774[3]

Total		$205,343,221		$213,574,090

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Six Months Ended April 30, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$(282,570)	$(82,800,735)	$—	$—
Currency contracts	(13,268,862)	—	(48,793,250)	—
Equity contracts	(4,967,830)	—	2,479,573	—
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	7,368,842	(96,735,472)	—	37,080,800
Total	$(11,150,420)	$(179,536,207)	$(46,313,677)	$37,080,800

98      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$13,061,238	$(70,022,067)
Currency contracts	—	—	(62,062,112)
Equity contracts	—	—	(2,488,257)
Forward currency exchange contracts	(6,519,928)	—	(6,519,928)
Interest rate contracts	—	41,176,349	(11,109,481)
Total	$(6,519,928)	$54,237,587	$(152,201,845)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$952,690	$3,641,310	$—	$—
Currency contracts	(2,747,682)	—	(55,345,747)	—
Equity contracts	3,881,693	—	(1,929,213)	—
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	(13,275,049)	5,938,024	—	(6,235,931)
Total	$(11,188,348)	$9,579,334	$(57,274,960)	$(6,235,931)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$(16,188,576)	$(11,594,576)
Currency contracts	—	—	(58,093,429)
Equity contracts	—	—	1,952,480
Forward currency exchange contracts	61,129,775	—	61,129,775
Interest rate contracts	—	6,557,386	(7,015,570)
Total	$61,129,775	$(9,631,190)	$(13,621,320)

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the six months ended average notional value of forward foreign currency contracts, futures contracts, swap agreements, currency options purchased, currency options written, swaptions purchased and swaptions purchased during the period.

	Forward foreign currency contracts	Futures contracts	Index options purchased*	Currency options purchased	Index options written*
Average notional amount	$4,279,690,928	$1,611,120,210	$247,477,625	$4,492,399,729	$167,186,250
Average contracts			907	4,469,679,417	701

99      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

	Written currency options	Written Swaptions	Purchased swaptions	Swap agreements
Average notional amount	$195,477,616,384	$4,408,954,434	$4,709,526,789	$4,368,783,549
Average contracts	195,437,582,667

*Summarizes the four month average notional value and average notional value and contracts of index options purchased and written.

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. Effective May 5, 2020 the custodian changed to State Street Bank and Trust.

Note 7 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

100      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$381,775,406	$360,170,854	$741,946,260

* Capital loss carryforward listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $1,837,553,756 and $2,032,428,564, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $129,854,449 and $263,173,113, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$249,336,866
Aggregate unrealized (depreciation) of investments	(540,735,075)

Net unrealized depreciation of investments	$(291,398,209)

Cost of investments for tax purposes is $1,778,910,489.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2020[1]		One Month Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class A
Sold	18,429,144	$66,937,597	3,502,381	$13,076,926
Automatic Conversion Class C to Class A Shares	3,119,504	11,092,686	—	—
Dividends and/or distributions reinvested	12,469,011	43,916,097	1,973,066	7,381,031
Redeemed	(85,272,569)	(298,571,268)	(12,282,156)	(45,819,984)
Net increase (decrease)	(51,254,910)	$(176,624,888)	(6,806,709)	$(25,362,027)

101      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended April 30, 2020[1]		One Month Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class B
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[3]	—	—	—	—
Net increase (decrease)	—	$—	—	$—

Class C
Sold	3,068,772	$11,039,139	664,592	$2,469,921
Dividends and/or distributions reinvested	833,418	2,946,563	133,352	497,859
Automatic Conversion Class C to Class A Shares	(3,128,391)	(11,092,686)	—	—
Redeemed	(8,507,849)	(29,938,587)	(2,260,414)	(8,415,047)
Net increase (decrease)	(7,734,050)	$(27,045,571)	(1,462,470)	$(5,447,267)

Class R
Sold	1,647,551	$5,937,452	231,474	$863,273
Dividends and/or distributions reinvested	445,481	1,572,855	71,072	266,435
Redeemed	(5,216,194)	(18,229,328)	(585,476)	(2,187,070)
Net increase (decrease)	(3,123,162)	$(10,719,021)	(282,930)	$(1,057,362)

Class Y
Sold	11,965,809	$42,810,293	2,403,508	$8,971,911
Dividends and/or distributions reinvested	1,696,558	6,003,127	268,826	1,008,098
Redeemed	(36,129,343)	(120,060,466)	(1,891,214)	(7,052,956)
Net increase (decrease)	(22,466,976)	$(71,247,046)	781,120	$2,927,053

Class R5[4]
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	—	$—	—	$—

Class R6
Sold	703,176	$2,468,740	84,172	$311,904
Dividends and/or distributions reinvested	147,951	527,914	32,355	120,681
Redeemed	(4,298,352)	(15,797,970)	(158,991)	(590,429)
Net increase (decrease)	(3,447,225)	$(12,801,316)	(42,464)	$(157,844)

102      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Year Ended September 30, 2019[5]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	97,740,334	$366,266,996	45,219,211	$174,958,678
Automatic Conversion Class C to Class A Shares	—	—	—	—
Dividends and/or distributions reinvested	33,657,168	124,308,085	32,590,219	125,317,871
Redeemed	(136,359,676)	(504,117,414)	(143,187,491)	(551,662,029)
Net increase (decrease)	(4,962,174)	$(13,542,333)	(65,378,061)	$(251,385,480)

Class B
Sold	—	$—	25,013	$98,072
Dividends and/or distributions reinvested	—	—	51,419	202,425
Redeemed[3]	—	—	(4,051,560)	(15,858,387)
Net increase (decrease)	—	$—	(3,975,128)	$(15,557,890)

Class C
Sold	6,876,726	$25,377,218	8,727,719	$33,818,381
Dividends and/or distributions reinvested	5,134,688	18,860,505	6,081,273	23,366,153
Automatic Conversion Class C to Class A Shares	—	—	—	—
Redeemed	(96,846,338)	(361,898,502)	(45,976,966)	(176,602,247)
Net increase (decrease)	(84,834,924)	$(317,660,779)	(31,167,974)	$(119,417,713)

Class R
Sold	3,511,582	$13,005,802	5,031,105	$19,473,916
Dividends and/or distributions reinvested	1,345,120	4,971,262	1,273,744	4,902,998
Redeemed	(7,895,947)	(29,257,400)	(7,598,526)	(29,335,636)
Net increase (decrease)	(3,039,245)	$(11,280,336)	(1,293,677)	$(4,958,722)

Class Y
Sold	24,687,266	$91,370,991	27,622,778	$106,371,546
Dividends and/or distributions reinvested	4,731,719	17,473,621	5,418,455	20,844,909
Redeemed	(40,225,951)	(147,912,838)	(58,250,444)	(223,283,822)
Net increase (decrease)	(10,806,966)	$(39,068,226)	(25,209,211)	$(96,067,367)

103      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

	Year Ended September 30, 2019[5]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class R5[4]
Sold	2,710	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	2,710	$10,000	—	$—

Class R6
Sold	2,204,222	$8,143,953	3,153,820	$12,196,482
Dividends and/or distributions reinvested	610,572	2,207,198	601,762	2,305,887
Redeemed	(4,122,974)	(15,221,302)	(4,601,422)	(17,690,652)
Net increase (decrease)	(1,308,180)	$(4,870,151)	(845,840)	$(3,188,283)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

5. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 10 - Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

104      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Note 11 - Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Global Strategic Income Fund to Invesco Global Strategic Income Fund.

105      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

106      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

107      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

108      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

109      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

110      INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎  Fund reports and prospectuses

∎  Quarterly statements

∎  Daily confirmations

∎  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLSI-SAR-1	06272020

Semiannual Report	4/30/2020

Invesco Oppenheimer International Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/20

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	-11.21%	-7.86%	0.22%	1.35%
Class A Shares of the Fund with Sales Charge	-15.05	-11.74	-0.64	0.91
FTSE Non-U.S. Dollar World Government Bond Index	-1.29	3.99	2.32	1.62
JP Morgan Government Bond Index-Emerging Markets Global Diversified	-9.91	-2.68	0.44	0.72
JP Morgan Emerging Markets Bond Index Global Diversified	-10.08	-4.97	2.94	5.08
Reference Index	-5.61	0.29	2.00	2.21

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

2      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Top Holdings and Allocations

TOP TEN HOLDINGS
United States Treasury Bills, 0.214%, 10/8/20	7.2%
Invesco Government & Agency Portfolio, Institutional Class	7.1
Portugal Obrigacoes do Tesouro OT, 4.10% Sr. Unsec. Nts., 4/15/37	3.0
Republic of India, 8.24% Bonds, 2/15/27	2.6
Republic of Colombia, Series B, 6.25% Bonds, 11/26/25	2.5
Republic of South Africa, Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	2.5
Republic of India, 8.20% Bonds, 9/24/25	2.0
Argentina Treasury Bond, 1.00% Bonds, 8/5/21	1.9
United Kingdom Gilt, 1.75% Bonds, 1/22/49	1.9
Republic of Indonesia, Series FR77, 8.125% Bonds, 5/15/24	1.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/20

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-11.21%	-7.86%	0.22%	1.35%
Class C (OIBCX)	6/15/95	-11.59	-8.61	-0.55	0.61
Class R (OIBNX)	3/1/01	-11.34	-7.95	0.00	1.06
Class Y (OIBYX)	9/27/04	-11.10	-7.64	0.47	1.62
Class R5 (INBQX)[1]	5/24/19	-11.07	-7.68	0.26	1.37
Class R6 (OIBIX)[2]	1/27/12	-11.03	-7.33	0.67	1.10	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/20
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-15.05%	-11.74%	-0.64%	0.91%
Class C (OIBCX)	6/15/95	-12.46	-9.49	-0.55	0.61
Class R (OIBNX)	3/1/01	-11.34	-7.95	0.00	1.06
Class Y (OIBYX)	9/27/04	-11.10	-7.64	0.47	1.62
Class R5 (INBQX)[1]	5/24/19	-11.07	-7.68	0.26	1.37
Class R6 (OIBIX)[2]	1/27/12	-11.03	-7.33	0.67	1.10	[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. After the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

5      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

The Fund’s performance is compared to the FTSE Non-U.S. Dollar World Government Bond Index, JP Morgan Government Bond Index -Emerging Markets Global Diversified, JP Morgan Emerging Markets Bond Index Global Diversified, and the Fund’s Reference Index. The FTSE Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JPMorgan Emerging Markets Bond Index Global Diversified is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets).The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds

6      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•

The Committee had established an HLIM for the Fund and the Fund complied with its HLIM. Subsequent to the Program Reporting Period, in connection with its annual evaluation of the Fund, the Committee determined that the Fund primarily holds Highly Liquid Investments on a consistent basis and thus does not require an HLIM under the Program. As of March 1, 2020, the Fund no longer has an HLIM.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Actual	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During 6 Months Ended April 30, 2020
Class A	$1,000.00	$887.90	$4.75
Class C	1,000.00	884.10	8.28
Class R	1,000.00	886.60	5.93
Class Y	1,000.00	889.00	3.58
Class R5	1,000.00	889.30	3.12
Class R6	1,000.00	889.70	2.87

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.84	5.08
Class C	1,000.00	1,016.11	8.86
Class R	1,000.00	1,018.60	6.34
Class Y	1,000.00	1,021.08	3.83
Class R5	1,000.00	1,021.58	3.32
Class R6	1,000.00	1,021.83	3.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2020 are as follows:

Class	Expense Ratios
Class A	1.01%
Class C	1.76
Class R	1.26
Class Y	0.76
Class R5	0.66
Class R6	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS April 30, 2020 Unaudited

		Principal Amount	Value
Asset-Backed Security—0.4%
BBVA Consumer Auto, Series 2018-1, Cl. C, 2.30%, 7/20/31 (Cost $12,749,809)	EUR	11,100,000	$12,111,010
Mortgage-Backed Obligations—4.8%
Alba plc, Series 2007-1, Cl. F, 3.763% [BP0003M+325], 3/17/39[1,2]	GBP	1,729,800	1,970,732
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1,2]	EUR	8,000,000	5,640,436
Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.406% [BP0003M+90], 6/15/44[1,2]	GBP	5,275,000	4,666,709
Series 2007-1, Cl. M1, 0.806% [BP0003M+30], 6/15/44[1,2]	GBP	5,200,000	5,446,913
Series 2007-1, Cl. M2, 1.006% [BP0003M+50], 6/15/44[1,2]	GBP	4,000,000	3,729,319
Series 2007-2, Cl. B1, 1.906% [BP0003M+140], 9/15/44[1,2]	GBP	4,000,000	4,034,576
Series 2007-2, Cl. M1, 0.856% [BP0003M+35], 9/15/44[1,2]	GBP	10,340,000	11,026,209
Eurosail-UK plc, Series 2007-4X, Cl. D1A, 2.256% [BP0003M+175], 6/13/45[1,2]	GBP	6,225,797	6,622,407
Great Hall Mortgages No. 1 plc, Series 2007-1, Cl. DA, 1.293% [BP0003M+78], 3/18/39[1,2]	GBP	8,000,000	7,913,408
Grifonas Finance plc:
Series 1, Cl. A, 0.00% [EUR006M+28], 8/28/39[1,2]	EUR	16,037,051	15,489,374
Series 1, Cl. B, 0.149% [EUR006M+52], 8/28/39[1,2]	EUR	5,000,000	4,278,796
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.00% [EUR003M+14], 3/22/44[1,2]	EUR	13,705,377	13,319,678
Series 4, Cl. B, 0.00% [EUR003M+19], 3/22/44[1,2]	EUR	3,800,000	2,323,099
Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61	GBP	207,500,000	8,731,839
Newgate Funding plc, Series 2007-2X, Cl. CB, 0.00% [EUR003M+44], 12/15/50[1,2]	EUR	2,971,586	2,599,943
Sestante Finance Srl, Series 3, Cl. C1, 0.58% [EUR003M+80], 7/15/45[1,2]	EUR	9,700,000	4,563,647
TDA 27 Hipocat 9 Fondo de Titulizacion de Activos, Series 27, Cl. A3, 0.00% [EUR003M+19], 12/28/50[1,2]	EUR	35,000,000	29,803,673

Total Mortgage-Backed Obligations (Cost $148,604,790)			132,160,758

U.S. Government Obligations—1.4%
U.S. Treasury Inflation - Indexed Bonds:
1.00%, 2/15/48-2/15/49[3] (Cost $39,686,368)		30,430,907	40,125,033
Foreign Government Obligations—52.1%
Angola—0.0%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		2,502,000	1,089,914
Argentina—2.4%
Argentina Treasury Bond, 1.00% Bonds, 8/5/21[3]	ARS	3,920,731,986	51,731,426
Argentine Republic:
5.625% Sr. Unsec. Nts., 1/26/22		5,431,000	1,520,680
6.875% Sr. Unsec. Nts., 1/26/27		9,151,000	2,310,627
7.50% Sr. Unsec. Nts., 4/22/26		22,491,000	6,111,226
15.50% Bonds, 10/17/26	ARS	135,000,000	1,035,235
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	2,169,265

10      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued)
37.60% [BADLARPP+375] Unsec. Nts., 4/12/25[1,2]	ARS	120,000,000	$1,014,006
			65,892,465
Brazil—1.0%
Federative Republic of Brazil:
4.75% Sr. Unsec. Nts., 1/14/50		5,000,000	4,500,000
6.00% Nts., 5/15/45[3]	BRL	32,000,000	24,232,408
			28,732,408
Colombia—2.5%
Republic of Colombia, Series B, 6.25% Bonds, 11/26/25	COP	270,000,000,000	69,353,885
Cyprus—2.0%
Republic of Cyprus Bond:
1.25% Sr. Unsec. Nts., 1/21/40[1]	EUR	32,500,000	30,163,517
2.25% Sr. Unsec. Nts., 4/16/50[1]	EUR	24,700,000	26,289,304
			56,452,821
Dominican Republic—0.3%
Dominican Republic:
5.875% Sr. Unsec. Nts., 1/30/60[1]		5,000,000	4,050,000
6.40% Sr. Unsec. Nts., 6/5/49[1]		5,000,000	4,150,000
			8,200,000
Egypt—1.7%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	12,900,000	12,084,373
8.70% Sr. Unsec. Nts., 3/1/49[1]		14,387,000	12,974,297
14.35% Bonds, 9/10/24	EGP	50,000,000	3,270,439
18.15% Unsec. Nts., 12/11/21	EGP	162,000,000	11,127,857
Series 10 yr., 16.30% Bonds, 1/1/23	EGP	10,200,000	693,704
Series 3 yr., 16.00% Bonds, 6/11/22	EGP	116,700,000	7,820,493
			47,971,163
France—0.6%
French Republic Government Bond OAT, 1.75% Bonds, 5/25/66[1]	EUR	10,100,000	15,718,009
Ghana—0.2%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		2,500,000	1,931,980
8.95% Sr. Unsec. Nts., 3/26/51[1]		5,000,000	3,819,405
			5,751,385
Greece—3.3%
Republic of Hellenic Bond:
0.00% Bonds, 10/15/42[4]	EUR	107,000,000	320,109
1.875% Sr. Unsec. Nts., 2/4/35[1]	EUR	19,745,000	20,920,403

11      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Greece (Continued)
Republic of Hellenic Bond: (Continued)
2.00% Sr. Unsec. Nts., 4/22/27[1]	EUR	31,500,000	$34,565,323
3.875% Sr. Unsec. Nts., 3/12/29[1]	EUR	10,205,000	12,732,071
3.90% Bonds, 1/30/33[1]	EUR	8,610,000	11,190,653
4.00% Bonds, 1/30/37[1]	EUR	7,861,000	10,774,987
			90,503,546
Guatemala—0.1%
Guatemala Government Bond:
5.375% Sr. Unsec. Nts., 4/24/32[1]		1,500,000	1,551,750
6.125% Sr. Unsec. Nts., 6/1/50[1]		2,000,000	2,097,000
			3,648,750
India—8.1%
Republic of India:
7.17% Sr. Unsec. Nts, 1/8/28	INR	1,955,000,000	27,465,544
7.72% Sr. Unsec. Nts, 5/25/25	INR	730,000,000	10,571,609
8.15% Sr. Unsec. Nts, 11/24/26	INR	500,000,000	7,359,566
8.20% Sr. Unsec. Nts, 9/24/25	INR	3,715,000,000	54,842,192
8.24% Sr. Unsec. Nts, 2/15/27	INR	4,935,000,000	73,142,752
8.40% Sr. Unsec. Nts, 7/28/24	INR	1,997,000,000	29,541,397
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	6,965,567
State of Maharashtra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	7,159,120
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	7,475,826
			224,523,573
Indonesia—8.7%
Republic of Indonesia:
Series FR56, 8.375% Sr. Unsec. Nts, 9/15/26	IDR	488,430,000,000	33,902,788
Series FR59, 7.00% Sr. Unsec. Nts, 5/15/27	IDR	480,750,000,000	31,026,555
Series FR71, 9.00% Sr. Unsec. Nts, 3/15/29	IDR	359,350,000,000	25,775,602
Series FR73, 8.75% Sr. Unsec. Nts, 5/15/31	IDR	560,080,000,000	39,459,754
Series FR77, 8.125% Sr. Unsec. Nts, 5/15/24	IDR	712,300,000,000	49,166,657
Series FR78, 8.25% Sr. Unsec. Nts, 5/15/29	IDR	398,080,000,000	27,243,391
Series FR82, 7.00% Sr. Unsec. Nts, 9/15/30	IDR	220,000,000,000	13,976,507
Series FR83, 7.50% Sr. Unsec. Nts, 4/15/40	IDR	85,000,000,000	5,420,000
Republic of Indonesia Bond:
4.20% Sr. Unsec. Nts., 10/15/50		7,500,000	7,537,246
4.45% Sr. Unsec. Nts., 4/15/70		7,500,000	7,431,677
			240,940,177
Italy—0.0%
Republic of Italy, 2.80% Bonds, 3/1/67[1]	EUR	1,000,000	1,122,023
Ivory Coast—0.5%
Republic of Cote d’Ivoire:
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	5,636,000	5,087,258

12      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Ivory Coast (Continued)
Republic of Cote d’Ivoire: (Continued)
6.875% Sr. Unsec. Nts., 10/17/40[1]	EUR	9,500,000	$8,589,765
			13,677,023
Malaysia—0.5%
Federation of Malaysia:
4.127% Bonds, 4/15/32	MYR	25,000,000	6,371,407
4.498% Bonds, 4/15/30	MYR	32,000,000	8,387,396
			14,758,803
Mexico—2.8%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	660,000,000	27,180,192
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	16,796,307
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	730,000,000	32,884,075
			76,860,574
Paraguay—0.1%
Republic of Paraguay Bond, 4.95% Sr. Unsec. Nts., 4/28/31[1]		2,500,000	2,592,187
Peru—1.5%
Republic of Peru, 6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	100,140,000	34,486,763
Republic of Peru Bond:
2.392% Sr. Unsec. Nts., 1/23/26		2,500,000	2,542,500
2.783% Sr. Unsec. Nts., 1/23/31		5,000,000	5,165,000
			42,194,263
Portugal—3.7%
Portugal Obrigacoes do Tesouro OT:
2.25% Sr. Unsec. Nts., 4/18/34[1]	EUR	15,000,000	19,003,682
4.10% Sr. Unsec. Nts., 4/15/37[1]	EUR	52,500,000	82,806,435
			101,810,117
Qatar—0.2%
Qatar Government International Bond, 4.40% Sr. Unsec. Nts., 4/16/50[1]		5,000,000	5,697,530
Russia—2.0%
Russian Federal Bond - OFZ, Series 6211, 7.00% Bonds, 1/25/23[5]	RUB	1,000,000,000	14,037,121
Russian Federal Bond - OFZ, Series 6228, 7.65% Bonds, 4/10/30	RUB	1,000,000,000	15,102,840
Russian Federal Bond - OFZ, Series 6229, 7.15% Bonds, 11/12/25	RUB	1,400,000,000	20,191,558
Russian Federation, Series 6221, 7.70% Bonds, 3/23/33	RUB	500,000,000	7,676,087
			57,007,606

13      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Saudi Arabia—0.5%
Saudi Government Bond:
3.25% Sr. Unsec. Nts., 10/22/30[1]		$1,534,000	$1,551,589
4.50% Sr. Unsec. Nts., 4/22/60[1]		12,500,000	12,489,687
			14,041,276
Senegal—0.1%
Republic of Senegal, 6.75% Sr. Unsec. Nts., 3/13/48[1]		3,521,000	2,947,887
South Africa—3.3%
Republic of South Africa:
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	195,000,000	9,044,443
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	82,600,000	3,464,719
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	290,125,000	11,772,168
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	1,153,900,000	68,429,062
			92,710,392
Spain—1.8%
Spain Government Bond:
1.00% Sr. Unsec. Nts., 10/31/50[1]	EUR	10,000,000	9,672,936
3.45% Sr. Unsec. Nts., 7/30/66[1]	EUR	22,500,000	39,037,182
			48,710,118
Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		2,295,000	1,445,850
6.20% Sr. Unsec. Nts., 5/11/27[1]		1,310,000	759,780
6.75% Sr. Unsec. Nts., 4/18/28[1]		3,200,000	1,839,991
			4,045,621
Supranational—0.4%
African Development Bank:
7.402% Sr. Unsec. Nts., 1/17/50[6]	ZAR	310,000,000	2,287,516
8.161% Sr. Unsec. Nts., 4/5/46[6]	ZAR	600,000,000	3,761,130
European Bank for Reconstruction & Development, 6.85% Sr.
Unsec. Nts., 6/21/21	IDR	60,400,000,000	4,002,642
			10,051,288
Thailand—0.5%
Kingdom of Thailand, 2.875% Bonds, 12/17/28	THB	394,700,000	13,884,231
Turkey—0.4%
Republic of Turkey, 12.40% Bonds, 3/8/28	TRY	77,000,000	11,616,925
Ukraine—0.7%
Ukraine Government Bond:
7.75% Sr. Unsec. Nts., 9/1/25[1]		3,750,000	3,515,861
7.75% Sr. Unsec. Nts., 9/1/26[1]		6,072,000	5,632,442

14      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Ukraine (Continued)
Ukraine Government Bond: (Continued)
8.994% Sr. Unsec. Nts., 2/1/24[1]		$9,670,000	$9,464,561
			18,612,864
United Arab Emirates—0.2%
Abu Dhabi Government Bond:
3.125% Sr. Unsec. Nts., 4/16/30[1]		3,500,000	3,736,950
3.875% Sr. Unsec. Nts., 4/16/50[1]		3,000,000	3,210,600
			6,947,550
United Kingdom—1.9%
United Kingdom Gilt, 1.75% Bonds, 1/22/49[1]	GBP	31,250,000	51,642,470
Total Foreign Government Obligations (Cost $1,614,015,422)			1,449,708,844
Corporate Bonds and Notes—15.3%
Consumer Discretionary—0.4%
Diversified Consumer Services—0.1%
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[1]		3,395,000	3,259,200
Hotels, Restaurants & Leisure—0.2%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]		2,500,000	2,429,383
MGM China Holdings Ltd., 5.875% Sr. Unsec. Nts., 5/15/26[1]		2,500,000	2,486,750
			4,916,133
Interactive Media & Services—0.1%
Baidu, Inc., 3.425% Sr. Unsec. Nts., 4/7/30		1,500,000	1,570,377
Multiline Retail—0.0%
Future Retail Ltd., 5.60% Sr. Sec. Nts., 1/22/25[1]		2,500,000	681,901
Energy—2.8%
Energy Equipment & Services—0.1%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]		2,750,000	2,131,800
Oil, Gas & Consumable Fuels—2.7%
Bayan Resources Tbk PT, 6.125% Sr. Unsec. Nts., 1/24/23[1]		1,515,000	1,207,252
Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[1]		3,040,000	2,701,678
Ecopetrol SA, 6.875% Sr. Unsec. Nts., 4/29/30		5,000,000	5,168,850
Eterna Capital Pte Ltd., 0.00% PIK Rate, 7.50% Cash Rate, Sr. Sec. Nts., 12/11/22[1,7]		4,262,238	2,450,787
Eterna Capital Pte Ltd., 8.00% PIK Rate, 0.00% Cash Rate, Sr.Sec. Nts., 12/11/22[7]		5,030,047	2,474,040
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]		12,065,000	11,489,138
NAK Naftogaz Ukraine via Kondor Finance plc, 7.625% Sr. Unsec. Nts., 11/8/26[1]		2,400,000	2,041,287
Petrobras Global Finance BV:
5.75% Sr. Unsec. Nts., 2/1/29		6,274,000	6,015,197

15      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petrobras Global Finance BV: (Continued)
6.85% Sr. Unsec. Nts., 6/5/2115		$9,255,000	$8,745,975
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	9,470,000	8,206,342
5.95% Sr. Unsec. Nts., 1/28/31[1]		3,150,000	2,297,295
Petronas Capital Ltd.:
3.50% Sr. Unsec. Nts., 4/21/30[1]		1,500,000	1,572,800
4.55% Sr. Unsec. Nts., 4/21/50[1]		2,500,000	2,726,943
4.80% Sr. Unsec. Nts., 4/21/60[1]		5,460,000	6,340,984
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	500,000,000	6,681,684
8.32% Sec. Nts., 7/8/21	INR	335,000,000	4,513,564
YPF SA, 31.438% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	1,398,313
			76,032,129
Financials—10.0%
Capital Markets—2.7%
Credit Suisse Group AG:
6.25% [USSW5+345.5] Jr. Sub. Perpetual Bonds[1,2,8]		2,500,000	2,574,780
6.375% [H15T5Y+482.2] Jr. Sub. Perpetual Bonds[1,2,8]		2,260,000	2,227,987
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,8]		20,000,000	21,225,000
Deutsche Bank AG, 2.625% Sr. Unsec. Nts., 2/12/26[1]	EUR	10,950,000	11,860,303
Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[1,4]		15,000,000	12,765,989
Standard Life Aberdeen plc, 4.25% Sub. Nts., 6/30/28[1]		7,500,000	7,475,190
UBS Group AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,8]		2,520,000	2,538,837
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,8]		7,900,000	8,522,125
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,146,975
			74,337,186
Commercial Banks—5.5%
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	3,000,000	1,978,694
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	4,200,000	4,341,949
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	6,800,000	7,590,830
Banco Comercial Portugues SA, 4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[1,2]	EUR	2,100,000	1,982,776
Banco de Sabadell SA, 6.50% [EUSA5+641.4] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,400,000	1,922,296
Banco do Brasil SA (Cayman), 6.25% [H15T10Y+439.8] Jr. Sub. Perpetual Bonds[1,2,8]		2,500,000	2,062,500
Banco Hipotecario SA, 33.002% [BADLARPP+615] Sr. Unsec. Nts., 2/15/21[2]	ARS	79,018,000	1,067,827
Banco Mercantil del Norte SA (Grand Cayman), 7.50% [H15T10Y+547] Jr. Sub. Perpetual Bonds[1,2,8]		3,840,000	3,161,664
Banco Santander SA, 4.375% [EUSA5+453.4] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,600,000	2,488,836

16      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Bank Leumi Le-Israel BM, 3.275% [H15T5Y+163.1] Sub. Nts., 1/29/31[1,2]		$2,500,000	$2,327,734
Barclays plc:
5.875% [BPSW5+491] Jr. Sub. Perpetual Bonds[1,2,8]	GBP	2,500,000	2,732,309
7.125% [GUKG5+657.9] Jr. Sub. Perpetual Bonds[2,8]	GBP	2,500,000	2,996,429
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,8]		6,235,000	6,348,009
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	8,515,000	8,841,407
Cooperatieve Rabobank UA:
3.25% [EUSA5+370.2] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	1,400,000	1,408,452
4.625% [EUSA5+409.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	7,200,000	7,910,508
Credit Agricole SA:
0.875% Sr. Unsec. Nts., 1/14/32[1]	EUR	3,700,000	3,915,926
7.50% [BPSW5+453.5] Jr. Sub. Perpetual Bonds[1,2,8]	GBP	2,500,000	3,294,506
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,8]		2,600,000	2,900,625
Danske Bank AS:
6.125% [USSW7+389.6] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	4,757,250
7.00% [H15T7Y+413] Jr. Sub. Perpetual Bonds[1,2,8]		3,500,000	3,438,750
Global Bank Corp., 5.25% [US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]		1,115,000	1,047,710
Grupo Aval Ltd., 4.375% Sr. Unsec. Nts., 2/4/30[1]		3,000,000	2,529,450
HSBC Bank plc, 1.425% [US0006M+25] Jr. Sub. Perpetual Bonds[2,8]		1,500,000	1,151,250
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	5,350,000	5,812,905
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	10,750,000	12,238,998
ING Groep NV, 6.75% [USISDA05+420.4] Jr. Sub. Perpetual Bonds[1,2,8]		2,500,000	2,463,450
Intesa Sanpaolo SpA:
4.70% Sr. Unsec. Nts., 9/23/49[1]		4,700,000	4,576,731
6.25% [EUSA5+585.6] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,500,000	2,511,321
Itau Unibanco Holding SA (Cayman), 4.625% [H15T5Y+322.2] Jr. Sub. Perpetual Bonds[1,2,8]		5,760,000	4,723,200
Lloyds Bank plc, 1.691% [US0006M+10] Jr. Sub. Perpetual Bonds[2,8]		3,000,000	2,445,000
National Bank of Greece SA, 8.25% [EUSA5+846.4] Sub. Nts., 7/18/29[1,2]	EUR	2,000,000	2,027,046
Novo Banco SA:
3.50% Sr. Unsec. Nts., 2/19/43[1]	EUR	3,000,000	2,733,269
3.50% Sr. Unsec. Nts., 3/18/43[1]	EUR	2,000,000	1,839,538
Skandinaviska Enskilda Banken AB, 5.125% [H15T5Y+346.3] Jr. Sub. Perpetual Bonds[1,2,8]		2,600,000	2,509,000
Societe Generale SA:
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,8]		11,100,000	10,891,875
8.00% [USISDA05+587.3] Jr. Sub. Perpetual Bonds[1,2,8]		3,500,000	3,554,932
8.00% [USISDA05+587.3] Jr. Sub. Perpetual Bonds[1,2,8]		2,500,000	2,539,238
Standard Chartered plc, 7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[1,2,8]		3,750,000	3,798,712

17      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
TMB Bank PCL (Cayman), 4.90% [H15T5Y+325.6] Jr. Sub. Perpetual Bonds[1,2,8]		$1,150,000	$954,500
UniCredit SpA, 6.625% [EUSA5+638.7] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,000,000	1,952,261
UniCredit SpA, 1.80% Reg S, 1/20/30	EUR	2,500,000	2,505,401
			152,275,064
Diversified Financial Services—1.2%
Alpha Holding SA de CV, 9.00% Sr. Unsec. Nts., 2/10/25[1]		2,325,000	1,595,531
Astana Finance JSC, 0.00% Sr. Unsec. Nts., 12/22/24[9,10]		612,810	—
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[3,9,10]	MXN	27,602,566	—
Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	7,000,000	7,864,795
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[1,3]	COP	5,916,031,565	1,565,858
JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[1,10]	MXN	34,101,099	153,828
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	300,000,000	4,106,912
Power Finance Corp. Ltd.:
7.42% Sr. Unsec. Nts., 6/26/20	INR	350,000,000	4,681,140
7.99% Sr. Unsec. Nts., 12/20/22	INR	400,000,000	5,440,059
8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	4,427,129
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[1]	BRL	15,000,000	2,965,299
			32,800,551
Real Estate Management & Development—0.6%
China Evergrande Group:
10.00% Sr. Sec. Nts., 4/11/23[1]		1,500,000	1,290,000
11.50% Sr. Sec. Nts., 1/22/23[1]		2,500,000	2,256,475
12.00% Sr. Sec. Nts., 1/22/24[1]		1,000,000	870,235
China Resources Land Ltd., 3.75% [H15T5Y+513.9] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	4,932,625
Kaisa Group Holdings Ltd., 6.75%, 2/18/21[1]		2,500,000	2,446,081
Logan Property Holdings Co. Ltd., 7.50% Sr. Unsec. Nts., 8/25/22[1]		2,260,000	2,311,201
Times China Holdings Ltd., 7.85% Sr. Sec. Nts., 6/4/21[1]		3,280,000	3,329,744
			17,436,361
Thrifts & Mortgage Finance—0.0%
Housing Development Finance Corp. Ltd., 8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,683,162
Health Care—0.0%
Health Care Equipment & Supplies—0.0%
Rede D’or Finance Sarl, 4.50% Sr. Unsec. Nts., 1/22/30[1]		1,317,000	1,120,306

18      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Industrials—0.2%
Construction & Engineering—0.1%
Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[1,3]	COP	8,000,000,000	$2,041,041
Road & Rail—0.1%
Indian Railway Finance Corp. Ltd., 8.83% Sr. Sec. Nts., 3/25/23	INR	250,000,000	3,577,883
Materials—0.6%
Chemicals—0.1%
Sociedad Quimica y Minera de Chile SA, 4.25% Sr. Unsec. Nts., 1/22/50[1]		2,500,000	2,245,375
Construction Materials—0.1%
Cemex SAB de CV, 5.45% Sr. Sec. Nts., 11/19/29[1]		2,500,000	2,070,375
InterCement Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		4,435,000	1,896,850
			3,967,225
Metals & Mining—0.4%
CSN Islands XI Corp., 6.75% Sr. Unsec. Nts., 1/28/28[1]		5,000,000	3,293,750
Metinvest BV, 7.75% Sr. Unsec. Nts., 10/17/29[1]		3,840,000	2,508,365
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		3,550,000	4,523,219
			10,325,334
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
AT&T, Inc., 2.875% [EUAMDB05+314] Jr. Sub. Perpetual Bonds[2,8]	EUR	2,700,000	2,732,790
Tower Bersama Infrastructure Tbk PT, 4.25% Sr. Unsec. Nts., 1/21/25[1]		5,000,000	4,649,704
Xiaomi Best Time International Ltd., 3.375% Sr. Unsec. Nts., 4/29/30[1]		2,500,000	2,459,563
			9,842,057
Utilities—0.9%
Electric Utilities—0.5%
Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[1]		5,000,000	4,625,000
Centrais Eletricas Brasileiras SA, 4.625% Sr. Unsec. Nts., 2/4/30[1]		3,761,000	3,256,086
Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		2,500,000	1,889,075
7.125% Sr. Unsec. Nts., 2/11/25[1]		2,500,000	1,843,750
SMC Global Power Holdings Corp., 5.95% [H15T5Y+679.6] Jr. Sub. Perpetual Bonds[1,2,8]		1,700,000	1,504,546
			13,118,457

19      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		$3,325,000	$2,896,940
AES Gener SA, 6.35% [H15T5Y+491.7] Jr. Sub. Nts., 10/7/79[1,2]		2,500,000	2,340,650
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		5,865,000	5,549,756
ReNew Power Pvt Ltd., 5.875% Sr. Sec. Nts., 3/5/27[1]		2,500,000	2,046,721
			12,834,067
Total Corporate Bonds and Notes (Cost $495,746,274)			426,195,609

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[1,10,11] (Cost $0, Acquisition Date 6/5/15)		868,851	—
		Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,6]		1,651,869	1,646,991
3.054% Sr. Sec. Nts., 4/30/25[1,6]		2,104,735	2,098,520
3.098% Sr. Sec. Nts., 4/30/25[1,4]		1,817,101	1,811,736
3.131% Sr. Sec. Nts., 4/30/25[1,6]		1,624,260	1,619,463
3.179% Sr. Sec. Nts., 4/30/25[1,6]		2,022,335	2,016,363
3.231% Sr. Sec. Nts., 4/30/25[1,6]		2,308,188	2,301,373
3.265% Sr. Sec. Nts., 4/30/25[1,6]		1,843,972	1,838,527
3.346% Sr. Sec. Nts., 4/30/25[1,6]		1,733,256	1,728,138
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[10]	RUB	103,214,253	11,408
Total Structured Securities (Cost $16,790,187)			15,072,519

Short-Term Note—7.2%
United States Treasury Bills, 0.214%, 10/8/20[6,12] (Cost $199,808,889)		200,000,000	199,904,444

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.4%
						USD
BRL Currency
Put	GSCO-OT	BRL	4.750	4/26/21	USD 5,000	5,000	838,868
						USD
BRL Currency
Put	GSCO-OT	BRL	3.850	8/17/21	USD 5,000	5,000	201,039
						USD
BRL Currency
Put	GSCO-OT	BRL	3.850	2/12/21	USD 5,000	5,000	144,797
						USD
BRL Currency					USD
Put	MSCO	BRL	4.000	5/27/20	100,000	100,000	150
						EUR
EUR Currency
Call	MSCO	USD	1.150	6/1/20	EUR 5,000	5,000	50,956

20      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

					Notional
	Counter-		Exercise	Expiration	Amount	Contracts
	party		Price	Date	(000’s)	(000’s)	Value
Over-the-Counter Options Purchased (Continued)
						EUR
EUR Currency
Put	JPM	NOK	8.900	8/26/21	EUR 12,500	12,500	$753,902
						EUR
EUR Currency
Put	GSCO-OT	NOK	8.710	12/17/20	EUR 12,500	12,500	41,572
						EUR
EUR Currency
Put	GSCO-OT	INR	74.875	8/5/20	EUR 5,000	5,000	241,718
						EUR
EUR Currency
Put	GSCO-OT	NOK	8.402	12/17/20	EUR 12,500	12,500	9,710
						USD
IDR Currency					USD
Put	SCB	IDR	15380.000	4/23/21	100,000	100,000	2,875,914
						USD
IDR Currency
Put	JPM	IDR	13730.000	7/23/20	USD 50,000	50,000	73,478
						USD
INR Currency					USD
Put	BOA	INR	72.500	10/27/20	100,000	100,000	347,049
						USD
INR Currency
Put	GSCO-OT	INR	65.600	5/6/20	USD 2,500	2,500	—
						USD
INR Currency					USD
Put	JPM	INR	72.560	8/21/20	100,000	100,000	266,634
						USD
INR Currency
Put	SCB	INR	72.600	7/7/20	USD 50,000	50,000	87,394
						USD
INR Currency					USD
Put	SCB	INR	72.700	10/28/20	150,000	150,000	567,081
						USD
JPY Currency
Call	BOA	JPY	112.070	5/22/20	USD 1,800	1,800	339
						USD
JPY Currency
Put	BOA	JPY	100.000	2/2/21	USD 25,000	25,000	3,273,300
						USD
MXN Currency					USD
Put	JPM	MXN	20.100	1/6/22	100,000	100,000	761,952
						USD
MXN Currency
Put	CITNA-B	MXN	19.980	3/4/21	USD 50,000	50,000	130,715
						USD
RUB Currency
Put	JPM	RUB	59.000	8/5/20	USD 5,500	5,500	20,927
						USD
RUB Currency
Put	GSCO-OT	RUB	58.500	8/4/20	USD 5,500	5,500	14,378

21      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

					Notional
	Counter-		Exercise	Expiration	Amount	Contracts
	party		Price	Date	(000’s)	(000’s)	Value
Over-the-Counter Options Purchased (Continued)
						USD
RUB Currency
Put	MSCO	RUB	64.000	5/25/20	USD 75,000	75,000	$5,104
						USD
RUB Currency
Put	GSCO-OT	RUB	67.990	3/8/21	USD 96,750	96,750	933,951
						USD
ZAR Currency
Put	BOA	ZAR	14.275	7/7/20	USD 40,000	40,000	5,446
						USD
ZAR Currency
Call	GSCO-OT	ZAR	14.500	7/23/20	USD 97,500	97,500	6,828

Total Over-the-Counter Options Purchased (Cost $40,087,455)							11,653,202

		Pay/Receive				Notional
	Counter	Floating	Floating	Fixed	Expiration	Amount
	-party	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 10/16/20 Put	BOA	Pay	Three-Month USD BBA LIBOR	2.042%	10/16/20	USD 500,000	115,500
Interest Rate Swap maturing 11/15/21 Put	JPM	Pay	Six-Month EUR EURIBOR	0.543	11/15/21	EUR 150,000	1,117,882
Interest Rate Swap maturing 11/25/21 Put	MSCO	Receive	Six-Month EUR EURIBOR	0.532	11/25/21	EUR 112,500	883,088
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.700	11/27/20	USD 168,000	163,521
Interest Rate Swap maturing 12/2/20 Put	GSCO-OT	Receive	Three-Month USD BBA LIBOR	2.266	12/2/20	USD 120,000	27,991
Interest Rate Swap maturing 2/8/21 Put	BOA	Receive	Six-Month EUR EURIBOR	0.406	2/8/21	EUR 1,250,000	1,029,729
Interest Rate Swap Maturing 3/29/21 Put	JPM	Receive	Six-Month EUR EURIBOR	1.122	3/29/21	EUR 1,500,000	95,208
Interest Rate Swap Maturing 4/12/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.615	4/12/21	EUR 500,000	6,542

22      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Pay/Receive				Notional
	Counter	Floating	Floating	Fixed	Expiration	Amount
	-party	Rate	Rate	Rate	Date	(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 4/6/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.608%	4/6/21	EUR 500,000	$6,526
Interest Rate Swap maturing 5/29/20 Put	GSCO-OT	Pay	Three-Month USD BBA LIBOR	2.250	5/29/20	USD 800,000	—
Interest Rate Swap maturing 6/15/20 Put	NOM	Receive	Three-Month USD BBA LIBOR	1.850	6/15/20	USD 200,000	658
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.695	8/17/20	USD 116,000	28,898
Interest Rate Swap maturing 8/26/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	2.500	8/26/20	USD 750,000	21,360

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $28,387,718)							3,496,903

	Shares
Investment Company—7.1%
Invesco Government & Agency Portfolio, Institutional Class, 0.20%[13,14] (Cost $196,634,804)	196,634,804	196,634,804
Total Investments, at Value (Cost $2,792,511,716)	89.3%	2,487,063,126
Net Other Assets (Liabilities)	10.7	296,919,374

Net Assets	100.0%	$2,783,982,500

Footnotes to Consolidated Statement of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $1,001,628,172, which represented 35.98% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Interest or dividend is paid-in-kind, when applicable.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

23      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

10. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes to Consolidated Financial Statements.

11. Non-income producing security.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $85,086,214. See Note 4 of the accompanying Notes to Consolidated Financial Statements..

13. The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

14. Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2019	Additions	Reductions	April 30, 2020
Investment Company
Invesco Government & Agency
Portfolio, Institutional Class	232,541,098	2,400,649,606	2,436,555,900	196,634,804
OFI Carlyle Private Credit Fund,
Cl. I	164,371	7,009	171,380	—

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Invesco Government & Agency
Portfolio, Institutional Class	$196,634,804	$1,303,516	$—	$—
OFI Carlyle Private Credit Fund,
Cl. I	—	36,042	(79,407)	78,987
Total	$196,634,804	$1,339,558	$(79,407)	$78,987

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$453,505,895	18.2%
India	268,498,604	10.8
Indonesia	254,671,353	10.2
United Kingdom	166,803,488	6.7
Spain	131,452,896	5.3
Portugal	116,230,494	4.7
South Africa	96,455,491	3.9
Mexico	95,238,275	3.8
Greece	92,530,592	3.7
Colombia	80,659,084	3.2
Argentina	68,358,605	2.8
Brazil	66,698,104	2.7
Russia	57,059,423	2.3

24      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Cyprus	$56,452,821	2.3%
Peru	52,267,239	2.1
France	49,163,119	2.0
Egypt	47,971,163	1.9
Switzerland	42,235,704	1.7
Malaysia	25,399,530	1.0
Italy	24,850,514	1.0
Ukraine	23,162,516	0.9
China	21,466,300	0.9
Saudi Arabia	16,173,076	0.7
Ireland	15,061,112	0.6
Thailand	14,838,731	0.6
Ivory Coast	13,677,023	0.6
Germany	11,860,302	0.5
Netherlands	11,782,410	0.5
Turkey	11,616,925	0.5
Kazakhstan	11,489,138	0.5
Dominican Republic	11,096,940	0.4
United Arab Emirates	10,206,750	0.4
Supranational	10,051,288	0.4
Denmark	8,196,000	0.3
Ghana	5,751,385	0.2
Qatar	5,697,530	0.2
Chile	4,586,025	0.2
Sri Lanka	4,045,621	0.2
Guatemala	3,648,750	0.2
Japan	3,273,639	0.1
Eurozone	3,138,975	0.1
Senegal	2,947,887	0.1
Paraguay	2,592,188	0.1
Sweden	2,509,000	0.1
Macau	2,486,750	0.1
Hong Kong	2,429,383	0.1
Israel	2,327,734	0.1
Philippines	1,504,546	0.1
Angola	1,089,914	0.0
Panama	1,047,710	0.0
Norway	805,184	0.0
Total	$2,487,063,126	100.0%

Forward Currency Exchange Contracts as of April 30, 2020
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)		Purchased (000’s)		(000’s)	Appreciation	Depreciation
BAC	05/2020	CLP	2,018,340	USD	2,946	$—	$(528,192)
BAC	06/2020	RUB	55,883	EUR	676	32,092	(25,258)
BOA	05/2020	BRL	291,065	USD	56,728	—	(3,206,935)
BOA	06/2020	CAD	100,655	USD	76,650	—	(4,332,041)
BOA	06/2020	EUR	78,698	USD	87,755	—	(1,435,860)
BOA	06/2020	INR	1,300,000	USD	16,744	386,637	—
BOA	06/2020	JPY	18,675,070	USD	173,066	1,802,812	(731,584)

25      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter	Settlement	Currency			Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
BOA	06/2020	MXN	550,000	USD	25,000	$—	$(2,344,887)
BOA	06/2020	NOK	807,760	USD	84,589	1,364,803	(7,089,805)
BOA	06/2020	NZD	17,525	USD	11,582	—	(834,735)
BOA	06/2020	PLN	401,140	USD	105,198	—	(8,537,866)
BOA	06/2020	SEK	361,830	USD	38,217	—	(1,111,995)
BOA	06/2020	TRY	30,240	USD	4,782	—	(503,292)
BOA	05/2020	USD	53,633	BRL	291,065	111,441	—
BOA	06/2020	USD	155,667	EUR	139,600	2,547,027	—
BOA	06/2020	USD	3,290	GBP	2,500	140,552	—
BOA	06/2020 - 02/2021	USD	481,753	JPY	51,610,336	894,043	(1,115,715)
BOA	06/2020	USD	22,958	MXN	491,231	2,723,938	—
BOA	06/2020 - 07/2020	USD	33,600	ZAR	539,601	4,655,259	—
BOA	06/2020	ZAR	660,880	USD	40,546	—	(5,057,122)
CITNA-B	05/2020	CLP	6,593,100	USD	9,625	—	(1,725,740)
CITNA-B	06/2020	COP	254,938,538	USD	71,365	—	(7,232,278)
CITNA-B	06/2020	EUR	198,309	USD	221,103	—	(3,589,290)
CITNA-B	06/2020	GBP	4,260	USD	5,605	—	(238,818)
CITNA-B	06/2020	JPY	24,084,621	USD	221,699	2,879,366	—
CITNA-B	06/2020	NOK	470,000	USD	52,280	—	(6,392,706)
CITNA-B	06/2020	PLN	117,570	USD	30,828	—	(2,498,318)
CITNA-B	06/2020	USD	77,865	COP	300,301,700	2,321,140	—
CITNA-B	06/2020	USD	238,773	EUR	214,155	3,878,386	—
CITNA-B	06/2020	USD	5,493	GBP	4,175	234,053	—
CITNA-B	06/2020	USD	39,750	IDR	569,750,000	2,462,071	—
CITNA-B	06/2020	USD	76,817	JPY	8,310,000	—	(669,623)
CITNA-B	06/2020	USD	364,088	MXN	7,816,974	42,098,338	—
CITNA-B	06/2020	USD	52,679	PEN	185,600	—	(2,151,188)
CITNA-B	06/2020	USD	63,819	SEK	604,450	1,833,530	—
CITNA-B	06/2020	USD	22,010	ZAR	358,620	2,752,705	—
DEU	06/2020	PEN	60,220	USD	17,777	25,293	(11,846)
GSCO-OT	02/2021 - 03/2021	BRL	202,867	USD	46,123	—	(9,271,528)
GSCO-OT	11/2020	EUR	10,800	RUB	794,990	1,574,393	(131,806)
GSCO-OT	05/2020 - 12/2020	EUR	299,863	USD	343,143	6,872	(13,827,914)
GSCO-OT	06/2020	IDR	144,800,000	USD	10,000	—	(540,749)
GSCO-OT	05/2020	INR	7,235,498	USD	95,750	1,399,827	(896,868)
GSCO-OT	06/2020	JPY	3,000,000	USD	27,965	4,289	—
GSCO-OT	06/2020	MXN	909,150	USD	42,479	—	(5,029,780)
GSCO-OT	01/2021 - 02/2021	RUB	8,066,727	USD	102,863	5,823,946	(3,887,640)
GSCO-OT	06/2020	USD	51,463	AUD	75,010	2,575,708	—
GSCO-OT	03/2021 - 04/2021	USD	40,017	BRL	175,425	8,500,928	(328,850)
GSCO-OT	06/2020	USD	76,622	CAD	100,645	4,311,072	—
GSCO-OT	05/2020	USD	22,138	CLP	15,215,340	3,907,787	—
GSCO-OT	08/2020	USD	5,000	EGP	82,000	—	(295)
GSCO-OT	05/2020 - 06/2020	USD	23,694	EUR	20,996	676,439	(3,833)
GSCO-OT	10/2020	USD	36,500	IDR	535,637,500	2,515,844	—
GSCO-OT	05/2020 - 08/2020	USD	145,339	INR	10,848,113	2,440,523	(582,866)
GSCO-OT	06/2020	USD	84,000	JPY	8,896,734	1,053,768	—
GSCO-OT	12/2020	USD	90,750	NOK	768,075	15,731,937	—

26      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter	Settlement	Currency			Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
GSCO-OT	06/2020	USD	67,083	NZD	101,500	$4,836,076	$—
GSCO-OT	02/2021	USD	29,000	RUB	1,968,375	3,487,085	—
GSCO-OT	06/2020	USD	9,033	TRY	57,150	946,875	—
GSCO-OT	06/2020 - 01/2021	USD	65,390	ZAR	1,112,713	6,096,138	—
GSCO-OT	06/2020 - 01/2021	ZAR	2,866,576	USD	150,869	3,300,276	(1,421,732)
HSBC	06/2020	USD	1	CNY	5	10	—
JPM	06/2020	AUD	75,000	USD	51,447	—	(2,566,590)
JPM	05/2020 - 06/2020	BRL	2,046,773	USD	378,861	3,404,464	(6,010,651)
JPM	06/2020	CAD	982	USD	747	—	(42,116)
JPM	05/2020 - 06/2020	CLP	64,397,360	USD	76,860	1,221,341	(862,734)
JPM	06/2020 - 08/2021	EUR	1,254,477	USD	1,400,199	1,787,542	(25,373,638)
JPM	06/2020	GBP	197,370	USD	257,794	366,418	(9,526,042)
JPM	06/2020 - 11/2020	IDR	1,777,077,500	USD	124,166	—	(11,293,508)
JPM	05/2020 - 08/2020	INR	11,325,615	USD	149,717	1,191,450	(1,510,495)
JPM	06/2020	JPY	42,982,837	USD	400,984	3,348,861	(3,536,956)
JPM	06/2020 - 01/2022	MXN	10,850,151	USD	466,776	4,839,994	(25,829,638)
JPM	06/2020	NOK	14,624	EUR	1,335	80,334	(116,939)
JPM	06/2020 - 12/2020	NOK	1,368,075	USD	157,457	—	(23,859,069)
JPM	06/2020	NZD	88,966	USD	58,638	—	(4,078,324)
JPM	06/2020	PLN	138,720	USD	36,333	—	(2,906,586)
JPM	06/2020 - 01/2021	RUB	15,039,285	USD	195,248	6,469,855	(2,648,234)
JPM	06/2020	SEK	242,620	USD	25,611	—	(731,296)
JPM	05/2020 - 06/2020	THB	5,511,080	USD	173,848	170,046	(3,684,907)
JPM	06/2020	TRY	235,850	USD	36,262	127,686	(3,017,642)
JPM	05/2020 - 04/2021	USD	375,969	BRL	2,037,169	8,159,313	(6,652,284)
JPM	06/2020	USD	746	CAD	979	42,018	—
JPM	06/2020	USD	2,295	CHF	2,184	38,066	(8,144)
JPM	06/2020	USD	72,048	CLP	61,100,660	—	(1,221,358)
JPM	06/2020	USD	18,850	COP	73,296,636	446,294	(34,697)
JPM	06/2020 - 12/2020	USD	1,099,803	EUR	984,819	22,170,693	(2,987,684)
JPM	06/2020	USD	353,404	GBP	270,560	12,938,200	(368,900)
JPM	06/2020	USD	1,073	HUF	317,830	85,619	—
JPM	06/2020	USD	255,713	IDR	3,760,687,440	9,980,092	(386,558)
JPM	05/2020 - 06/2020	USD	502,134	INR	37,953,334	3,462,688	(1,986,178)
JPM	05/2020 - 01/2022	USD	189,871	MXN	4,293,305	15,589,992	(1,053,769)
JPM	06/2020 - 08/2021	USD	177,269	NOK	1,620,715	19,004,179	—
JPM	06/2020	USD	34,679	PLN	132,404	2,774,263	—
JPM	06/2020 - 02/2021	USD	168,518	RUB	12,131,360	7,246,706	(158,777)
JPM	05/2020 - 06/2020	USD	186,239	THB	5,921,570	3,388,278	(170,046)
JPM	06/2020	USD	50,128	TRY	316,885	5,289,847	—
JPM	06/2020	USD	271,944	ZAR	4,560,614	27,349,369	(307,765)
JPM	06/2020	ZAR	1,938,515	USD	112,774	335,896	(9,012,364)
MOS	05/2020	BRL	60,010	USD	11,413	—	(377,883)
MOS	05/2020	CLP	3,307,200	USD	4,813	—	(850,025)
MOS	05/2020	INR	1,684,210	USD	22,250	178,098	—
MOS	06/2020	KRW	12,237,650	USD	10,303	—	(222,571)
MOS	06/2020	RUB	2,930,400	USD	37,266	1,946,283	—
MOS	06/2020	SEK	692,600	USD	68,818	2,206,773	—

27      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter	Settlement	Currency			Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
MOS	05/2020 - 08/2020	USD	54,258	BRL	244,128	$9,600,345	$—
MOS	06/2020	USD	954	IDR	16,442,244	—	(121,932)
MOS	05/2020	USD	22,213	INR	1,684,210	—	(214,457)
MOS	06/2020	USD	19,000	MYR	80,805	292,937	—
MOS	05/2020 - 06/2020	USD	102,000	RUB	7,742,713	2,397,126	(4,065,656)
RBC	06/2020	EUR	90,563	USD	99,856	575,772	(1,097,882)
RBC	06/2020	GBP	43,045	USD	56,649	—	(2,423,892)
RBC	06/2020	JPY	13,510,000	USD	124,356	1,619,155	—
RBC	06/2020	USD	387,834	EUR	350,995	3,471,297	(624,975)
SCB	06/2020	USD	2,235	COP	8,910,000	—	(6,353)
SCB	06/2020 - 04/2021	USD	34,114	IDR	524,125,000	1,202,081	(438,976)

Total Unrealized Appreciation and Depreciation						$327,132,650	$(259,677,446)

Futures Contracts as of April 30, 2020
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Euro BUXL	Sell	6/8/20	112	EUR 26,783	$26,903,555	$(120,957)
Euro-BTP	Buy	6/8/20	2,135	EUR 321,838	324,274,063	2,436,495
Euro-BUND	Sell	6/8/20	13	EUR 2,445	2,484,938	(39,551)
Euro-OAT	Buy	6/8/20	627	EUR 112,939	116,002,745	3,063,790
Euro-OAT	Sell	6/8/20	25	EUR 4,517	4,625,309	(108,461)
United States Treasury Nts., 10 yr.	Sell	6/19/20	6,767	USD 942,386	941,035,938	1,350,220
United States Ultra 10 yr.	Sell	6/19/20	150	USD 23,503	23,554,688	(52,013)
United States Ultra Bonds	Sell	6/19/20	580	USD 130,599	130,373,125	225,739

						$6,755,262

Over-the-Counter Options Written at April 30, 2020
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value
		BRL		USD

BRL Currency Call	GSCO-OT	4.800	8/17/21	5,000	USD 5,000	$1,060,500	$(3,476,849)
		BRL		USD

BRL Currency Call	JPM	6.500	4/26/21	12,500	USD 12,500	500,000	(392,253)
		ZAR		EUR

EUR Currency Call	BOA	20.000	8/5/20	5,000	EUR 5,000	1,091,097	(3,127,000)
		NOK		EUR

EUR Currency Call[1]	GSCO-OT	11.000	12/17/20	10,000	EUR 10,000	2,161,338	(5,984,590)
		INR		EUR

EUR Currency Call	GSCO-OT	90.000	8/5/20	5,000	EUR 5,000	977,289	(625,487)

28      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value
		ZAR		EUR

EUR Currency Call	JPM	19.050	12/8/20	50,000	EUR 50,000	$1,488,576	$(5,585,659)
		NOK		EUR

EUR Currency Call	JPM	11.000	8/26/21	6,250	EUR 6,250	1,860,122	(3,643,538)
		BRL		EUR

EUR Currency Call	MSCO	5.250	8/24/21	37,500	EUR 37,500	2,107,511	(6,859,864)
		RUB		EUR

EUR Currency Call	BOA	78.000	11/4/20	50,000	EUR 50,000	1,712,843	(4,729,982)
		IDR		USD

IDR Currency Put	JPM	13320.000	7/23/20	75,000	USD 75,000	227,273	(48,227)
		IDR		USD

IDR Currency Call	JPM	14325.000	7/23/20	50,000	USD 50,000	347,725	(3,680,761)
		IDR		USD

IDR Currency Call	SCB	20270.000	4/23/21	100,000	USD 100,000	2,148,000	(1,411,155)
		INR		USD

INR Currency Call	BOA	77.550	10/27/20	100,000	USD 100,000	1,091,000	(2,210,533)
		INR		USD

INR Currency Put	BOA	69.300	10/27/20	100,000	USD 100,000	457,000	(82,863)
		INR		USD

INR Currency Put	SCB	69.450	10/28/20	150,000	USD 150,000	653,250	(132,297)
		INR		USD

INR Currency Call	SCB	77.650	10/28/20	150,000	USD 150,000	1,696,500	(3,278,182)
		INR		USD

INR Currency Call	SCB	75.600	7/7/20	50,000	USD 50,000	349,650	(942,062)
		INR		USD

INR Currency Put	SCB	70.500	7/7/20	50,000	USD 50,000	137,700	(23,605)
		INR		USD

INR Currency Call	JPM	75.550	8/21/20	100,000	USD 100,000	666,000	(2,658,462)
		INR		USD

INR Currency Put	JPM	70.580	8/21/20	100,000	USD 100,000	285,300	(98,659)
		JPY		USD

JPY Currency Call	BOA	112.000	2/2/21	15,000	USD 15,000	2,920,500	(3,736,562)
		JPY		USD

JPY Currency Call	GSCO-OT	110.000	6/5/20	10,000	USD 10,000	1,685,000	(1,275,920)
		JPY		USD

JPY Currency Put	JPM	109.000	5/25/20	100,000	USD 100,000	1,010,000	(1,782,621)

29      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value
		MXN		USD

MXN Currency Put	CITNA-B	18.570	3/4/21	50,000	USD 50,000	$398,922	$(43,709)
		MXN		USD

MXN Currency Call	CITNA-B	22.520	3/4/21	50,000	USD 50,000	1,005,470	(5,933,532)
		MXN		USD

MXN Currency Call	JPM	23.090	1/6/22	100,000	USD 100,000	2,280,500	(14,554,837)
		MXN		USD

MXN Currency Put	JPM	18.400	1/6/22	100,000	USD 100,000	898,400	(276,422)
		MXN		USD

MXN Currency Call	CITNA-B	31.540	10/29/20	50,000	USD 50,000	1,333,750	(457,838)
		MXN		USD

MXN Currency Call	GSCO-OT	19.500	8/20/20	2,500	USD 2,500	45,735	(510,596)
		RUB		USD

RUB Currency Put	GSCO-OT	62.817	3/8/21	96,750	USD 96,750	791,802	(293,037)
		RUB		USD

RUB Currency Call	GSCO-OT	77.089	3/8/21	96,750	USD 96,750	2,094,250	(5,701,846)
		RUB		USD

RUB Currency Call	GSCO-OT	104.000	2/24/21	25,000	USD 25,000	688,550	(278,433)
		RUB		USD

RUB Currency Call	GSCO-OT	94.000	1/8/21	25,000	USD 25,000	619,700	(351,515)
		RUB		USD

RUB Currency Call	JPM	102.000	1/28/21	50,000	USD 50,000	1,400,500	(516,823)
		ZAR		ZAR

ZAR Currency Put	BOA	13.323	7/7/20	40,000	ZAR 40,000	280,520	(1,961)
		ZAR		USD

ZAR Currency Call	BOA	15.838	7/7/20	40,000	USD 40,000	691,440	(6,045,548)
		ZAR		USD

ZAR Currency Call	GSCO-OT	22.000	12/8/20	20,000	USD 20,000	619,220	(401,123)
		ZAR		USD

ZAR Currency Call	GSCO-OT	22.885	4/26/21	13,000	USD 13,000	458,549	(343,157)
		ZAR		USD

ZAR Currency Call	GSCO-OT	20.000	1/7/21	50,000	USD 50,000	1,759,000	(2,019,265)
		ZAR		USD

ZAR Currency Call	BOA	15.630	8/20/20	1,670	USD 1,670	59,001	(278,380)

Total Over-the-Counter Options Written						$42,059,483	$(93,795,153)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 EUR.

30      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps at April 30, 2020
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International		Sell	1.000%	6/20/22	USD 15,000	$928,605	$(332,899)	$595,706
CDS CDX.EM.32. V1		Sell	1.000	12/20/24	USD 4,214	4,097	(396,647)	(392,550)
Indonesia Government International		Sell	1.000	12/20/24	USD 3,000	13,940	117,859	131,799
iTraxx Europe Crossover Series 32 Version 1		Buy	5.000	12/20/24	EUR 217,500	(7,430,296)	3,946,130	(3,484,166)
iTraxx Europe Crossover Series 33 Version 1		Sell	5.000	6/20/25	EUR 27,000	662,130	284,195	946,325
Republic Of South Africa Government		Sell	1.000	12/20/24	USD 2,500	(104,392)	317,504	213,112
Total Centrally Cleared Credit Default Swaps						$(5,925,916)	$3,936,142	$(1,989,774)

Over-the-Counter Credit Default Swaps at April 30, 2020
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Assicurazioni Generali SpA	CITNA-B	Buy	1.000	12/20/24	EUR 5,000	$(64,117)	$382,530	$318,413
Assicurazioni Generali SpA	CITNA-B	Sell	1.000	12/20/24	EUR 10,000	(197,403)	(164,971)	(362,374)
Deutsche Bank AG	JPM	Buy	1.000	12/20/21	EUR 5,000	(63,946)	25,994	(37,952)
iTraxx Europe Crossover Series 28 Version 1	JPM	Sell	5.000	12/20/22	EUR 5,000	(142,054)	(1,445,020)	(1,587,074)
iTraxx Europe Subordinated Financial Series 32 Version 1	JPM	Sell	5.000	12/20/21	EUR 5,000	216,507	(1,048,268)	(831,761)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 14,802	267,519	(230,785)	36,734
Total Over-the-Counter Credit Default Swaps						$16,506	$(2,480,520)	$(2,464,014)

Centrally Cleared Interest Rate Swaps at April 30, 2020
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CITNA-B	Pay	CDOR03	1.153%	3/6/30	CAD 35,000	$—	$341,268	$341,268
CITNA-B	Pay	CDOR03	0.940	3/25/25	CAD 206,500	—	978,970	978,970
CITNA-B	Pay	CDOR03	1.060	3/26/30	CAD 499,700	—	1,359,781	1,359,781
		Three-Month USD
CITNA-B	Receive	BBA LIBOR	0.630	5/18/30	USD 275,000	—	(509)	(509)

31      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
					COP
CITNA-B	Pay	COOVIBR	5.200%	8/1/29	44,884,000	$—	$544,834	$544,834
CITNA-B	Pay	CDOR03	1.155	3/6/30	CAD 35,000	—	347,415	347,415
CITNA-B	Pay	BZDIOVRA	6.935	1/4/27	BRL 191,000	—	(12,764)	(12,764)
CITNA-B	Receive	CDOR03	0.970	3/25/25	CAD 90,000	—	523,078	523,078
CITNA-B	Pay	JIBA3M	8.420	8/29/28	ZAR 556,000	—	2,030,029	2,030,029
GSCOI	Receive	Three-Month USD BBA LIBOR	2.512	4/29/29	USD 16,800	—	(2,829,719)	(2,829,719)
HSBC	Pay	MXN TIIE BANXICO	8.185	4/13/29	MXN 410,000	—	2,475,958	2,475,958
JPM	Receive	BZDIOVRA	3.910	1/4/21	BRL 702,407	—	(973,989)	(973,989)
JPM	Receive	BZDIOVRA	3.940	1/4/21	BRL 828,746	—	(1,183,076)	(1,183,076)
JPM	Pay	MXN TIIE BANXICO	6.873	3/6/25	MXN 690,000	—	1,808,343	1,808,343
JPM	Pay	COOVIBR	4.260	2/28/23	COP 106,700,000	—	871,934	871,934
JPM	Pay	MXN TIIE BANXICO	7.170	12/7/23	MXN 640,000	—	1,793,852	1,793,852
JPM	Pay	MXN TIIE BANXICO	6.415	2/22/23	MXN 1,605,600	—	2,461,961	2,461,961
JPM	Pay	MXN TIIE BANXICO	7.325	12/7/23	MXN 295,500	—	892,263	892,263
JPM	Receive	BZDIOVRA	4.280	1/4/21	BRL 739,793	—	(1,449,478)	(1,449,478)
JPM	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 500,000	(7)	797,005	796,998
JPM	Pay	MXN TIIE BANXICO	6.850	12/5/24	MXN 590,000	—	1,510,612	1,510,612
JPM	Pay	BZDIOVRA	6.030	1/2/25	BRL 139,764	—	(278,448)	(278,448)
JPM	Pay	COOVIBR	3.120	4/16/22	COP 100,000,000	—	144,715	144,715
JPM	Pay	MXN TIIE BANXICO	5.960	4/15/25	MXN 275,000	—	249,987	249,987
JPM	Pay	MXN TIIE BANXICO	5.900	4/16/25	MXN 330,000	—	262,812	262,812
JPM	Pay	MXN TIIE BANXICO	5.920	4/16/25	MXN 483,600	—	403,263	403,263
JPM	Pay	BZDIOVRA	5.750	1/2/25	BRL 56,174	—	(288,780)	(288,780)
JPM	Pay	BZDIOVRA	6.060	1/2/25	BRL 198,530	—	(495,910)	(495,910)
JPM	Pay	BZDIOVRA	4.336	1/3/22	BRL 893,685	—	2,011,628	2,011,628
JPM	Pay	BZDIOVRA	5.598	1/2/23	BRL 120,968	—	515,587	515,587
JPM	Pay	BZDIOVRA	5.565	1/2/23	BRL 514,810	—	2,108,874	2,108,874
JPM	Pay	MXN TIIE BANXICO	6.575	12/7/23	MXN 370,000	—	729,416	729,416
JPM	Pay	BZDIOVRA	5.930	1/2/25	BRL 131,321	—	(378,971)	(378,971)
JPM	Pay	MXN TIIE BANXICO	6.570	1/1/25	MXN 460,000	—	952,930	952,930
JPM	Receive	BZDIOVRA	4.320	1/4/21	BRL 733,639	—	(1,485,986)	(1,485,986)
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD 12,000	—	(1,406,164)	(1,406,164)

32      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
JPM	Pay	MXN TIIE BANXICO	8.620%	12/26/28	MXN 247,400	$—	$1,799,565	$1,799,565
JPM	Pay	MXN TIIE BANXICO	8.525	1/15/24	MXN 480,000	—	2,315,469	2,315,469
JPM	Receive	Three-Month USD BBA LIBOR	2.307	4/2/24	USD 52,900	—	(3,996,856)	(3,996,856)
JPM	Pay	MXN TIIE BANXICO	7.770	3/25/24	MXN 1,150,000	—	4,407,151	4,407,151
JPM	Receive	CPURNSA	1.883	7/19/24	USD 108,000	—	(5,527,847)	(5,527,847)
JPM	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN 677,750	—	2,096,023	2,096,023
JPM	Receive	CPURNSA	1.856	7/30/24	USD 170,750	—	(8,505,573)	(8,505,573)
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL 1,581,700	—	310,700	310,700
JPM	Receive	COOVIBR	4.990	5/2/20	COP 105,000,000	218,366	(77,879)	140,487
JPM	Pay	MXN TIIE BANXICO	7.340	7/24/29	MXN 263,300	—	907,871	907,871
JPM	Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD 10,730	—	(1,029,355)	(1,029,355)
JPM	Pay	BZDIOVRA	6.900	1/2/27	BRL 212,000	—	(77,079)	(77,079)
JPM	Pay	BZDIOVRA	6.528	1/2/24	BRL 129,900	—	802,809	802,809
JPM	Pay	BZDIOVRA	6.630	1/2/25	BRL 113,600	—	413,305	413,305
JPM	Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN 720,000	—	1,070,081	1,070,081
		Three-Month USD
JPM	Pay	BBA LIBOR	1.476	1/2/29	BRL 8,724	—	(124,190)	(124,190)
		MXN TIIE			MXN
JPM	Pay	BANXICO	6.395	10/21/24	1,100,000	—	1,940,075	1,940,075
JPM	Pay	BZDIOVRA	6.610	1/2/23	BRL 119,625	—	(12,847)	(12,847)
JPM	Pay	COOVIBR	5.703	11/15/29	COP 109,300,000	—	2,416,334	2,416,334
JPM	Pay	MXN TIIE BANXICO	6.515	11/10/22	MXN 1,770,000	—	2,726,945	2,726,945
JPM	Receive	MXN TIIE BANXICO	7.070	12/12/29	MXN 572,000	—	228,367	228,367
JPM	Pay	MXN TIIE BANXICO	6.910	12/16/26	MXN 1,318,000	—	(133,091)	(133,091)
JPM	Pay	MXN TIIE BANXICO	6.465	12/12/24	MXN 425,000	—	799,327	799,327
JPM	Pay	MXN TIIE BANXICO	5.513	12/5/24	MXN 280,000	—	63,863	63,863
JPM	Pay	Six-Month UK Libor Compound	0.720	2/6/25	GBP 175,000	—	2,965,040	2,965,040
JPM	Pay	MXN TIIE BANXICO	5.565	4/24/25	MXN 190,000	—	33,830	33,830
Total Centrally Cleared Interest Rate Swaps						$218,359	$21,144,759	$21,363,118

33      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at April 30, 2020
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	MOSKP3	6.580%	10/25/21	RUB 8,680,000	$—	$5,614,526	$5,614,526
GSCOI	Pay	MOSKP3	6.550	11/1/21	RUB 694,000	—	302,034	302,034
GSCOI	Pay	MOSKP3	6.350	2/28/25	RUB 1,150,000	—	368,095	368,095
GSCOI	Pay	MOSKP3	5.890	3/5/22	RUB 2,700,000	—	279,516	279,516
GSCOI	Pay	MOSKP3	7.000	3/27/21	RUB 8,250,000	—	1,338,692	1,338,692
GSCOI	Pay	MOSKP3	7.030	3/27/22	RUB 4,250,000	—	1,631,441	1,631,441
GSCOI	Pay	MOSKP3	5.630	4/23/23	RUB 1,400,000	—	77,395	77,395
JPM	Pay	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP 105,000,000	—	77,879	77,879
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR 1,700,000	—	(2,022,071)	(2,022,071)
Total Over-the-Counter Interest Rate Swaps						$—	$7,667,507	$7,667,507

Over-the-Counter Credit Default Swaptions Written at April 30, 2020
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 6/20/25 Put	JPM	Sell	iTraxx Europe Crossover Series 33 Version 1	5.000%	6/17/20	EUR	250,000	$12,579,240	$(5,478,135)

Over-the-Counter Interest Rate Swaptions Written at April 30, 2020
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 5/29/20 Put	BOA	Receive	CDOR03	0.778%	5/29/20	CAD	250,000	$641,670	$(673,115)
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three- Month RUB MOSPRIME NFEA	8.080	6/15/20	RUB	1,676,500	521,411	(17)
Interest Rate Swap maturing 11/15/21 Call	JPM	Pay	Six- Month EUR EURIBOR	0.043	11/15/21	EUR	150,000	2,575,116	(5,258,989)
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.618	11/27/20	USD	800,000	3,040,000	(560)

34      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	2.200%	11/27/20	USD	168,000	$1,364,800	$(43,151)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.530	8/17/20	USD	496,000	1,820,000	(20)
Interest Rate Swap maturing 11/25/21 Call	MSCO	Pay	Six- Month EUR EURIBOR	0.032	11/25/21	EUR	112,500	1,899,570	(3,875,984)
Total Over-the-Counter Interest Rate Swaptions Written								$11,862,567	$(9,851,836)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSO	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso

35      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BP0003M	ICE LIBOR GBP 3 Month
BPSW5	GBP Swap 5 Year
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CDOR03	Canada Bankers Acceptence 3 Months
CDX.EM.32	Markit CDX Emerging Markets Index
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPURNSA	US Consumer Price Index Urban Consumers
EUAMDB05	EURIBOR ICE SWAP RATE 11:00am
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
FBIL	Financial Benchmarks India Private Ltd.
GDR	Global Depositary Receipt
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	Moscow Prime Offered Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
TIIE	Interbank Equilibrium Interest Rate
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
USSW7	USD Swap Semi 30/360 7 Year

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2020 Unaudited

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $2,595,876,912)	$2,290,428,322
Affiliated companies (cost $196,634,804)	196,634,804
2,487,063,126
Cash	40,064,572
Cash—foreign currencies (cost $22,554,698)	22,674,004
Cash used for collateral on OTC derivatives	19,256,911
Cash used for collateral on centrally cleared swaps	130,942,172
Unrealized appreciation on forward currency exchange contracts	327,132,650
Swaps, at value (premiums paid $128,063)	10,098,102
Receivables and other assets:
Investments sold	69,173,357
Variation margin receivable - futures contracts	50,683,415
Interest and dividends	31,778,246
Shares of beneficial interest sold	3,046,697
Other	6,991,475
Total assets	3,198,904,727
Liabilities
Unrealized depreciation on forward currency exchange contracts	259,677,446
Options written, at value (premiums received $42,059,483)	93,795,153
Swaps, at value (net premiums received $144,569)	4,911,115
Variation margin payable - centrally cleared swaps	7,737,116
Swaptions written, at value (premiums received $24,441,807)	15,329,971
Payables and other liabilities:
Investments purchased	17,367,213
Shares of beneficial interest redeemed	10,428,253
Foreign capital gains tax	1,066,979
Transfer and shareholder servicing agent fees	952,693
Shareholder communications	535,296
Dividends	494,369
Trustees’ compensation	342,495
Distribution and service plan fees	255,048
Advisory fees	43,260
Administration fees	1,131
Other	1,984,689
Total liabilities	414,922,227

Net Assets	$2,783,982,500

Composition of Net Assets
Shares of beneficial interest	$3,511,632,580
Total accumulated loss	(727,650,080)
Net Assets	$2,783,982,500

37      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $823,422,260 and 171,500,947 shares of beneficial interest outstanding)	$4.80

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$5.01

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,491,453 and 15,782,055 shares of beneficial interest outstanding)	$4.78

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $77,684,766 and 16,226,989 shares of beneficial interest outstanding)	$4.79

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,146,842,558 and 238,925,531 shares of beneficial interest outstanding)	$4.80

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,879 and 1,848 shares of beneficial interest outstanding)	$4.80

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $660,532,584 and 137,719,743 shares of beneficial interest outstanding)	$4.80

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2020 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $3,549,995)	$82,356,876
Dividends from affiliated companies	1,339,558

Total investment income	83,696,434
Expenses
Advisory fees	9,259,124
Administration fees	245,995
Distribution and service plan fees:
Class A	1,171,611
Class C	479,524
Class R	223,380
Transfer and shareholder servicing agent fees:
Class A	855,364
Class C	86,420
Class R	80,482
Class Y	1,324,636
Class R5	2
Class R6	28,704
Shareholder communications:
Class A	35,164
Class C	3,112
Class R	3,268
Class Y	53,801
Class R5	1
Class R6	26,607
Custodian fees and expenses	359,744
Trustees’ compensation	25,295
Other	332,219
Total expenses	14,594,453
Less waivers and reimbursement of expenses	(556,748)
Net expenses	14,037,705
Net Investment Income	69,658,729

39      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $666,536)	$(179,816,422)
Affiliated companies	(79,407)
Option contracts written	(84,707,522)
Futures contracts	10,030,722
Foreign currency transactions	(12,262,507)
Forward currency exchange contracts	7,039,813
Swap contracts	29,710,119
Swaption contracts written	(111,141,372)
Net realized loss	(341,226,576)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $(2,028,848))	(184,202,283)
Affiliated companies	78,987
Foreign currency transactions	(998,016)
Forward currency exchange contracts	112,293,919
Futures contracts	4,915,995
Option contracts written	(64,384,246)
Swap contracts	(5,513,363)
Swaption contracts written	6,415,461
Net change in unrealized appreciation/(depreciation)	(131,393,546)
Net Decrease in Net Assets Resulting from Operations	$(402,961,393)

See accompanying Notes to Consolidated Financial Statements.

40      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income	$69,658,729	$15,146,883	$250,035,396	$249,387,859
Net realized gain (loss)	(341,226,576)	(5,091,087)	(276,168,070)	49,393,784
Net change in unrealized appreciation/(depreciation)	(131,393,546)	89,347,679	250,048,605	(546,567,656)
Net increase (decrease) in net assets resulting from operations	(402,961,393)	99,403,475	223,915,931	(247,786,013)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(21,413,503)	—	—	(27,440,410)
Class B	—	—	—	(38,410)
Class C	(1,800,105)	—	—	(6,338,822)
Class R	(1,903,186)	—	—	(2,664,591)
Class Y	(35,072,068)	—	—	(62,572,404)
Class R5	(233)	—	—	—
Class R6	(18,995,588)	—	—	(31,579,039)
Total distributions from distributable earnings	(79,184,683)	—	—	(130,633,676)
Tax return of capital distribution:
Class A	—	(3,965,134)	(52,731,735)	(24,741,533)
Class B	—	—	—	(34,633)
Class C	—	(367,267)	(10,455,145)	(5,715,373)
Class R	—	(354,905)	(5,328,769)	(2,402,517)
Class Y	—	(6,486,852)	(123,937,645)	(56,418,149)
Class R5	—	(41)	(176)	—
Class R6	—	(3,610,322)	(59,436,588)	(28,473,110)
Total return of capital distribution	—	(14,784,521)	(251,890,058)	(117,785,315)

41      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS Continued

	Six Months Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(86,691,402)	(19,951,766)	(27,973,352)	(98,153,512)
Class B	—	—	—	(6,285,572)
Class C	(24,751,036)	(5,433,229)	(176,957,426)	(50,277,315)
Class R	(8,967,503)	(1,538,186)	(18,127,871)	(3,074,235)
Class Y	(264,065,351)	(24,711,199)	(978,206,520)	496,898,414
Class R5	—	—	10,000	—
Class R6	(107,336,085)	1,453,054	(541,379,288)	322,995,519
Total beneficial interest transactions	(491,811,377)	(50,181,326)	(1,742,634,457)	662,103,299
Net Assets
Total increase (decrease)	(973,957,453)	34,437,628	(1,770,608,584)	165,898,295
Beginning of period	3,757,939,953	3,723,502,325	5,494,110,909	5,328,212,614
End of period	$2,783,982,500	$3,757,939,953	$3,723,502,325	$5,494,110,909

See accompanying Notes to Consolidated Financial Statements.

42      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Month Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.53	$5.41	$5.47	$5.95	$5.95	$5.62	$6.01
Income (loss) from investment operations:
Net investment income[1]	0.10	0.02	0.28	0.25	0.23	0.22	0.18
Net realized and unrealized gain (loss)	(0.71)	0.12	(0.06)	(0.48)	0.03	0.33	(0.39)
Total from investment operations	(0.61)	0.14	0.22	(0.23)	0.26	0.55	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	0.00	0.00	(0.13)	(0.10)	(0.10)	(0.14)
Tax return of capital distribution	0.00	(0.02)	(0.28)	(0.12)	(0.16)	(0.12)	(0.04)
Total dividends and/or distributions to shareholders	(0.12)	(0.02)	(0.28)	(0.25)	(0.26)	(0.22)	(0.18)
Net asset value, end of period	$4.80	$5.53	$5.41	$5.47	$5.95	$5.95	$5.62

Total Return, at Net Asset Value[2]	(11.21)%	2.60%	4.15%	(4.20)%	4.67%	9.95%	(3.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$823,422	$1,043,265	$1,039,683	$1,082,539	$1,280,770	$1,611,584	$2,010,994
Average net assets (in thousands)	$953,760	$1,040,236	$1,021,107	$1,215,253	$1,391,397	$1,753,796	$2,556,904
Ratios to average net assets:[3]
Net investment income	3.96%	4.60%	5.15%	4.31%	3.94%	3.78%	3.03%
Expenses excluding specific expenses listed below	1.04%	1.03%	1.02%	1.01%	1.05%	1.05%	1.02%
Interest and fees from borrowings	0.00%	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	1.04%	1.03%	1.02%	1.01%	1.05%	1.05%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	0.99%	0.99%	1.02%	1.03%	1.02%[6]
Portfolio turnover rate[7]	73%	7%	105%	115%	96%	128%	111%

43      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Month Ended April 30, 2020	1.05%
One Month Ended October 31, 2019	1.04%
Year Ended September 30, 2019	1.03%
Year Ended September 30, 2018	1.02%
Year Ended September 30, 2017	1.06%
Year Ended September 30, 2016	1.05%
Year Ended September 30, 2015	1.02%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

44      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Class C	Six Month Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.51	$5.39	$5.45	$5.93	$5.92	$5.60	$5.99
Income (loss) from investment operations:
Net investment income[1]	0.08	0.02	0.24	0.21	0.18	0.17	0.13
Net realized and unrealized gain (loss)	(0.71)	0.12	(0.06)	(0.48)	0.05	0.32	(0.38)
Total from investment operations	(0.63)	0.14	0.18	(0.27)	0.23	0.49	(0.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	0.00	0.00	(0.11)	(0.08)	(0.07)	(0.11)
Tax return of capital distribution	0.00	(0.02)	(0.24)	(0.10)	(0.14)	(0.10)	(0.03)
Total dividends and/or distributions to shareholders	(0.10)	(0.02)	(0.24)	(0.21)	(0.22)	(0.17)	(0.14)
Net asset value, end of period	$4.78	$5.51	$5.39	$5.45	$5.93	$5.92	$5.60

Total Return, at Net Asset Value[2]	(11.59)%	2.55%	3.36%	(4.79)%	3.89%	8.97%	(4.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,491	$113,329	$116,134	$291,793	$369,679	$493,319	$585,788
Average net assets (in thousands)	$96,148	$116,029	$232,700	$340,435	$414,939	$524,002	$713,793
Ratios to average net assets:[3]
Net investment income	3.21%	3.84%	4.39%	3.56%	3.20%	3.04%	2.30%
Expenses excluding specific expenses listed below	1.80%	1.79%	1.77%	1.76%	1.80%	1.80%	1.77%
Interest and fees from borrowings	0.00%	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	1.80%	1.79%	1.77%	1.76%	1.80%	1.80%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.77%	1.74%	1.74%	1.77%	1.78%	1.77%[6]
Portfolio turnover rate[7]	73%	7%	105%	115%	96%	128%	111%

45      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Month Ended April 30, 2020	1.81%
One Month Ended October 31, 2019	1.80%
Year Ended September 30, 2019	1.78%
Year Ended September 30, 2018	1.77%
Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	1.77%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

46      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Six Month
Class R	Ended	One Month
	April 30,	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2020	October 31,	September	September	September	September	September
	(Unaudited)	2019	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.51	$5.39	$5.45	$5.93	$5.93	$5.60	$5.99
Income (loss) from investment operations:
Net investment income[1]	0.10	0.02	0.27	0.24	0.21	0.20	0.16
Net realized and unrealized gain (loss)	(0.71)	0.12	(0.06)	(0.49)	0.04	0.33	(0.39)
Total from investment operations	(0.61)	0.14	0.21	(0.25)	0.25	0.53	(0.23)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	0.00	0.00	(0.12)	(0.09)	(0.09)	(0.12)
Tax return of capital distribution	0.00	(0.02)	(0.27)	(0.11)	(0.16)	(0.11)	(0.04)
Total dividends and/or distributions to shareholders	(0.11)	(0.02)	(0.27)	(0.23)	(0.25)	(0.20)	(0.16)
Net asset value, end of period	$4.79	$5.51	$5.39	$5.45	$5.93	$5.93	$5.60

Total Return, at Net Asset Value[2]	(11.18)%	2.59%	3.88%	(4.47)%	4.41%	9.70%	(3.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,685	$99,080	$98,380	$117,668	$131,112	$146,479	$166,932
Average net assets (in thousands)	$89,715	$98,909	$108,114	$125,233	$133,661	$149,525	$192,512
Ratios to average net assets:[3]
Net investment income	3.71%	4.34%	4.90%	4.06%	3.67%	3.54%	2.81%
Expenses excluding specific expenses listed below	1.30%	1.29%	1.27%	1.25%	1.30%	1.29%	1.27%
Interest and fees from borrowings	0.00%	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	1.30%	1.29%	1.27%	1.25%	1.30%	1.29%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.24%	1.23%	1.27%	1.27%	1.27%[6]
Portfolio turnover rate[7]	73%	7%	105%	115%	96%	128%	111%

47      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Month Ended April 30, 2020	1.31%
One Month Ended October 31, 2019	1.30%
Year Ended September 30, 2019	1.28%
Year Ended September 30, 2018	1.26%
Year Ended September 30, 2017	1.31%
Year Ended September 30, 2016	1.29%
Year Ended September 30, 2015	1.27%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

48      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Class Y	Six Month
	Ended	One Month
	April 30,	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2020	October 31,	September	September	September	September	September
	(Unaudited)	2019	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.53	$5.41	$5.47	$5.95	$5.95	$5.61	$6.01
Income (loss) from investment operations:
Net investment income[1]	0.11	0.02	0.29	0.26	0.24	0.23	0.20
Net realized and unrealized gain (loss)	(0.72)	0.12	(0.05)	(0.48)	0.04	0.34	(0.41)
Total from investment operations	(0.61)	0.14	0.24	(0.22)	0.28	0.57	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	0.00	0.00	(0.14)	(0.11)	(0.10)	(0.15)
Tax return of capital distribution	0.00	(0.02)	(0.30)	(0.12)	(0.17)	(0.13)	(0.04)
Total dividends and/or distributions to shareholders	(0.12)	(0.02)	(0.30)	(0.26)	(0.28)	(0.23)	(0.19)
Net asset value, end of period	$4.80	$5.53	$5.41	$5.47	$5.95	$5.95	$5.61

Total Return, at Net Asset Value[2]	(11.10)%	2.62%	4.40%	(3.80)%	4.75%	10.42%	(3.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,146,843	$1,623,640	$1,611,797	$2,597,821	$2,345,993	$2,072,160	$2,781,868
Average net assets (in thousands)	$1,475,757	$1,616,370	$2,278,029	$2,618,549	$2,088,382	$2,399,267	$3,128,046
Ratios to average net assets:[3]
Net investment income	4.21%	4.84%	5.39%	4.56%	4.13%	4.03%	3.32%
Expenses excluding specific expenses listed below	0.79%	0.79%	0.77%	0.76%	0.80%	0.80%	0.77%
Interest and fees from borrowings	0.00%	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	0.79%	0.79%	0.77%	0.76%	0.80%	0.80%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.77%	0.74%	0.74%	0.77%	0.78%	0.77%[6]
Portfolio turnover rate[7]	73%	7%	105%	115%	96%	128%	111%

49      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Month Ended April 30, 2020	0.80%
One Month Ended October 31, 2019	0.80%
Year Ended September 30, 2019	0.78%
Year Ended September 30, 2018	0.77%
Year Ended September 30, 2017	0.81%
Year Ended September 30, 2016	0.80%
Year Ended September 30, 2015	0.77%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

50      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Class R5	Six Month Ended April 30, 2020 (Unaudited)	One Month Ended October 31, 2019	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$5.53	$5.41	$5.41
Income (loss) from investment operations:
Net investment income[2]	0.11	0.02	0.11
Net realized and unrealized gain (loss)	(0.71)	0.12	(0.01)
Total from investment operations	(0.60)	0.14	0.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	0.00	0.00
Tax return of capital distribution	0.00	(0.02)	(0.10)
Total dividends and/or distributions to shareholders	(0.13)	(0.02)	(0.10)
Net asset value, end of period	$4.80	$5.53	$5.41

Total Return, at Net Asset Value[3]	(11.07)%	2.62%	1.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$10	$10
Average net assets (in thousands)	$10	$10	$10
Ratios to average net assets:[4]
Net investment income	4.31%	4.93%	5.48%
Expenses excluding specific expenses listed below	0.67%	0.68%	0.67%
Interest and fees from borrowings	0.00%	0.00%	0.00%
Total expenses[5]	0.67%	0.68%	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.68%	0.65%
Portfolio turnover rate[6]	73%	7%	105%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Month Ended April 30, 2020	0.68%
One Month Ended October 31, 2019	0.69%
Period Ended September 30, 2019	0.68%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

51      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R6	Six Month
	Ended	One Month
	April 30,	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2020	October 31,	September	September	September	September	September
	(Unaudited)	2019	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.52	$5.40	$5.46	$5.94	$5.94	$5.61	$6.00
Income (loss) from investment operations:
Net investment income[1]	0.11	0.02	0.30	0.27	0.25	0.24	0.21
Net realized and unrealized gain (loss)	(0.70)	0.12	(0.06)	(0.48)	0.04	0.33	(0.39)
Total from investment operations	(0.59)	0.14	0.24	(0.21)	0.29	0.57	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	0.00	0.00	(0.14)	(0.11)	(0.10)	(0.16)
Tax return of capital distribution	0.00	(0.02)	(0.30)	(0.13)	(0.18)	(0.14)	(0.05)
Total dividends and/or distributions to shareholders	(0.13)	(0.02)	(0.30)	(0.27)	(0.29)	(0.24)	(0.21)
Net asset value, end of period	$4.80	$5.52	$5.40	$5.46	$5.94	$5.94	$5.61

Total Return, at Net Asset Value[2]	(10.87)%	2.64%	4.55%	(3.83)%	5.12%	10.45%	(3.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$660,533	$878,616	$857,498	$1,404,290	$1,194,372	$1,631,480	$1,154,225
Average net assets (in thousands)	$771,856	$868,548	$1,065,312	$1,278,527	$1,327,997	$1,406,045	$918,521
Ratios to average net assets:[3]
Net investment income	4.36%	5.01%	5.53%	4.71%	4.37%	4.28%	3.54%
Expenses excluding specific expenses listed below	0.62%	0.62%	0.62%	0.60%	0.61%	0.60%	0.57%
Interest and fees from borrowings	0.00%	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	0.62%	0.62%	0.62%	0.60%	0.61%	0.60%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.60%	0.60%	0.58%	0.59%	0.58%	0.57%[6]
Portfolio turnover rate[7]	73%	7%	105%	115%	96%	128%	111%

52      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Month Ended April 30, 2020	0.63%
One Month Ended October 31, 2019	0.63%
Year Ended September 30, 2019	0.63%
Year Ended September 30, 2018	0.61%
Year Ended September 30, 2017	0.62%
Year Ended September 30, 2016	0.60%
Year Ended September 30, 2015	0.57%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

53      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2020 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

54      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

55      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

56      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change

57      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting

58      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations."

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily

59      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

M.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all

60      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the

61      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A

62      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated

63      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized

64      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

S.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

65      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.55%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.67% and 0.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

66      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $259,410 and reimbursed fund expenses of $99,295, $10,740, $10,715, and $176,588 for Class A, Class C, Class R, and Class Y, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended April 30, 2020, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended

67      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

April 30, 2020, IDI advised the Fund that IDI retained $16,223 in front-end sales commissions from the sale of Class A shares and $1,825 and $1,120 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Security	$—	$12,111,010	$—	$12,111,010
Mortgage-Backed Obligations	—	132,160,758	—	132,160,758
U.S. Government Obligations	—	40,125,033	—	40,125,033
Foreign Government Obligations	—	1,449,708,844	—	1,449,708,844

68      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Corporate Bonds and Notes	$—	$441,102,892	$165,236	$441,268,128
Common Stock	—	—	—	—
Short-Term Note	—	199,904,444	—	199,904,444
Over-the-Counter Options Purchased	—	11,653,202	—	11,653,202
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,496,903	—	3,496,903
Investment Company	196,634,804	—	—	196,634,804
Total Investments, at Value	196,634,804	2,290,263,086	165,236	2,487,063,126
Other Financial Instruments:
Swaps, at value	—	10,098,102	—	10,098,102
Centrally cleared swaps, at value	—	56,078,958	—	56,078,958
Futures contracts	7,076,244	—	—	7,076,244
Forward currency exchange contracts	—	327,132,650	—	327,132,650
Total Assets	$203,711,048	$2,683,572,796	$165,236	$2,887,449,080

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,911,115)	$—	$(4,911,115)
Centrally cleared swaps, at value	—	(30,998,057)	—	(30,998,057)
Futures contracts	(320,982)	—	—	(320,982)
Options written, at value	—	(93,795,153)	—	(93,795,153)
Forward currency exchange contracts	—	(259,677,446)	—	(259,677,446)
Swaptions written, at value	—	(15,329,971)	—	(15,329,971)
Total Liabilities	$(320,982)	$(404,711,742)	$—	$(405,032,724)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

69      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of April 30, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$19,397,875	$(19,397,875)	$–	$–	$–
Barclays Bank plc	32,092	(32,092)	–	–	–
Citibank NA	58,972,834	(31,098,011)	–	(27,765,000)	109,823
Deutsche Bank AG	25,293	(11,846)	–	–	13,447
Goldman Sachs Bank USA	71,650,635	(57,185,679)	(14,464,956)	–	–
Goldman Sachs International	9,611,699	(17)	(1,616,841)	(726,911)	7,267,930
HSBC Bank USA NA	10	–	–	–	10
JPMorgan Chase Bank NA	164,679,949	(164,679,949)	–	–	–
Morgan Stanley & Co., Inc.	16,621,562	(5,852,524)	–	(10,000)	10,759,038
Morgan Stanley Capital Services, Inc.	989,556	(989,556)	–	–	–
Nomura Global Financial Products, Inc.	658	–	–	–	658
RBC Dominion Securities	5,666,224	(4,146,749)	–	(1,519,475)	–
Standard Chartered Bank	4,732,470	(4,732,470)	–	–	–
	$352,380,857	$(288,126,768)	$(16,081,797)	$(30,021,386)	$18,150,906

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

70      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(57,418,566)	$19,397,875	$23,530,691	$14,490,000	$–
Barclays Bank plc	(553,450)	32,092	521,358	–	–
Citibank NA	(31,098,011)	31,098,011	–	–	–
Deutsche Bank AG	(11,846)	11,846	–	–	–
Goldman Sachs Bank USA	(57,185,679)	57,185,679	–	–	–
Goldman Sachs International	(17)	17	–	–	–
JPMorgan Chase Bank NA	(198,456,274)	164,679,949	30,366,325	3,410,000	–
Morgan Stanley Capital Services, Inc.	(10,735,868)	989,556	–	–	(9,746,312)
Morgan Stanley & Co., Inc.	(5,852,524)	5,852,524	–	–	–
RBC Dominion Securities	(4,146,749)	4,146,749	–	–	–
Standard Chartered Bank	(8,254,701)	4,732,470	2,892,231	630,000	–
	$(373,713,685)	$288,126,768	$57,310,605	$18,530,000	$(9,746,312)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$408,524		Swaps, at value	$2,889,044
Interest rate contracts	Swaps, at value	9,689,578		Swaps, at value	2,022,071
Credit contracts	Centrally cleared swaps, at value	4,665,688	[1]	Centrally cleared swaps, at value	729,546	[1]
Interest rate contracts	Centrally cleared swaps, at value	51,413,270	[1]	Centrally cleared swaps, at value	30,268,511	[1]
Interest rate contracts	Futures contracts	7,076,244	[2]	Futures contracts	320,982	[2]

71      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$327,132,650		Unrealized depreciation on foreign currency exchange contracts	$259,677,446
Currency contracts				Options written, at value	93,795,153
Credit contracts				Swaptions written, at value	5,478,135
Interest rate contracts				Swaptions written, at value	9,851,836
Currency contracts	Investments, at value	11,653,202	[3]
Interest rate contracts	Investments, at value	3,496,903	[3]
Total		$415,536,059			$405,032,724

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Six Months Ended April 30, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$(1,170,574)	$(29,760,975)	$—	$—	$—
Currency contracts	(34,880,541)	—	(86,458,734)	—	—
Equity contracts	(4,571,013)	—	1,751,212	—	—
Forward currency exchange contracts	—	—	—	—	7,039,813
Interest rate contracts	5,948,954	(81,380,397)	—	10,030,722	—
Total	$(34,673,174)	$(111,141,372)	$(84,707,522)	$10,030,722	$7,039,813

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$5,477,470	$(25,454,079)
Currency contracts	—	(121,339,275)
Equity contracts	—	(2,819,801)
Forward currency exchange contracts	—	7,039,813
Interest rate contracts	24,232,649	(41,168,072)
Total	$29,710,119	$(183,741,414)

72      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$471,746	$6,491,127	$—	$—	$—
Currency contracts	(983,256)	—	(63,021,818)	—	—
Equity contracts	—	—	(1,362,428)	—	—
Forward currency exchange contracts	—	—	—	—	112,293,919
Interest rate contracts	(14,788,455)	(75,666)	—	4,915,995	—
Total	$(15,299,965)	$6,415,461	$(64,384,246)	$4,915,995	$112,293,919

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(17,735,490)	$(10,772,617)
Currency contracts	—	(64,005,074)
Equity contracts	—	(1,362,428)
Forward currency exchange contracts	—	112,293,919
Interest rate contracts	12,222,127	2,274,001
Total	$(5,513,363)	$38,427,801

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the six months ended average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and written and swaptions purchased and written during the period.

	Forward foreign currency contracts	Futures contracts	Swaptions Purchased*	Swaptions written	Swap agreements
Average notional amount	$11,390,223,601	$844,755,488	$7,583,957,181	$4,142,027,191	$5,743,846,311
Average contracts

	Index options Purchased*	Index options written	Currency options Purchased*	Currency options written
Average notional amount	$201,741,000	$118,095,000	$5,325,891,043	$261,986,564,935
Average contracts	732	495	5,295,984,167	261,933,580,917

*Summarizes the six month average notional value of swaptions purchased, the four month average notional value and contracts of index options purchased and the six month average notional value and contracts of currency options purchased.

73      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. Effective May 5, 2020, the custodian changed to State Street Bank and Trust.

Note 7 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior

74      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$103,140,264	$26,229,815	$129,370,079

* Capital loss carryforward listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $1,910,560,701 and $2,619,671,056, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $119,414,601 and $83,590,278, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$490,452,863
Aggregate unrealized (depreciation) of investments	(742,913,684)
Net unrealized appreciation (depreciation) of investments	$(252,460,821)

Cost of investments for tax purposes is $2,058,800,168.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

			One Months Ended October 31,
	Six Months Ended April 30, 2020[1]			2019[2]
	Shares	Amount	Shares	Amount
Class A
Sold	10,491,359	$55,934,407	2,132,170	$11,702,100
Automatic Conversion
Class C to Class A Shares	2,855,922	15,054,044	—	—
Dividends and/or distributions reinvested	3,837,982	19,916,140	668,094	3,691,378
Redeemed	(34,302,739)	(177,595,993)	(6,459,573)	(35,345,244)
Net increase (decrease)	(17,117,476)	$(86,691,402)	(3,659,309)	$(19,951,766)

Class B
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed[3]	—	—	—	—
Net increase (decrease)	—	$—	—	$—

75      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

			One Months Ended October 31,
	Six Months Ended April 30, 2020[1]			2019[2]
	Shares	Amount	Shares	Amount
Class C
Sold	717,480	$3,835,355	142,846	$775,884
Dividends and/or distributions reinvested	313,647	1,625,186	59,609	328,035
Automatic Conversion Class C to Class A Shares	(2,866,125)	(15,054,044)	—	—
Redeemed	(2,949,831)	(15,157,533)	(1,194,160)	(6,537,148)
Net increase (decrease)	(4,784,829)	$(24,751,036)	(991,705)	$(5,433,229)

Class R
Sold	1,310,656	$6,928,714	178,269	$973,465
Dividends and/or distributions reinvested	358,001	1,852,535	62,026	342,303
Redeemed	(3,407,215)	(17,748,752)	(522,065)	(2,853,954)
Net increase (decrease)	(1,738,558)	$(8,967,503)	(281,770)	$(1,538,186)

Class Y
Sold	38,534,572	$204,150,936	4,979,925	$27,290,342
Dividends and/or distributions reinvested	6,238,426	32,460,080	1,088,978	6,022,050
Redeemed	(99,473,550)	(500,676,367)	(10,603,717)	(58,023,591)
Net increase (decrease)	(54,700,552)	$(264,065,351)	(4,534,814)	$(24,711,199)

Class R5[4]
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	—	$—	—	$—

Class R6
Sold	19,738,434	$105,628,589	1,984,096	$10,816,472
Dividends and/or distributions reinvested	3,502,675	18,239,012	636,035	3,517,275
Redeemed	(44,552,432)	(231,203,686)	(2,354,096)	(12,880,693)
Net increase (decrease)	(21,311,323)	$(107,336,085)	266,035	$1,453,054

76      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2019[5]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	46,707,276	$257,635,501	42,674,811	$249,905,235
Automatic Conversion
Class C to Class A Shares	—	—	—	—
Dividends and/or distributions reinvested	8,909,930	48,606,856	8,272,570	48,015,112
Redeemed	(61,358,992)	(334,215,709)	(68,276,202)	(396,073,859)
Net increase (decrease)	(5,741,786)	$(27,973,352)	(17,328,821)	$(98,153,512)

Class B
Sold	—	$—	4,820	$28,765
Dividends and/or distributions reinvested	—	—	11,786	70,078
Redeemed[3]	—	—	(1,077,352)	(6,384,415)
Net increase (decrease)	—	$—	(1,060,746)	$(6,285,572)

Class C
Sold	2,127,191	$11,585,168	5,778,272	$33,966,614
Dividends and/or distributions reinvested	1,782,006	9,681,973	1,921,742	11,113,665
Automatic Conversion Class C to Class A Shares	—	—	—	—
Redeemed	(35,923,525)	(198,224,567)	(16,515,106)	(95,357,594)
Net increase (decrease)	(32,014,328)	$(176,957,426)	(8,815,092)	$(50,277,315)

Class R
Sold	2,563,830	$13,975,234	4,559,765	$26,435,800
Dividends and/or distributions reinvested	931,053	5,063,654	829,378	4,793,502
Redeemed	(6,834,225)	(37,166,759)	(5,911,392)	(34,303,537)
Net increase (decrease)	(3,339,342)	$(18,127,871)	(522,249)	$(3,074,235)

Class Y
Sold	91,187,125	$498,357,038	214,651,641	$1,260,130,600
Dividends and/or distributions reinvested	21,383,562	116,687,657	19,137,649	110,695,020
Redeemed	(289,686,550)	(1,593,251,215)	(153,046,264)	(873,927,206)
Net increase (decrease)	(177,115,863)	$(978,206,520)	80,743,026	$496,898,414

Class R5[4]
Sold	1,848	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease)	1,848	$10,000	—	$—

77      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

	Year Ended September 30, 2019[5]		Year Ended September 30, 2018
Class R6
Sold	72,871,683	$394,934,516	172,301,770	$980,079,104
Dividends and/or distributions reinvested	10,541,778	57,440,267	9,948,927	57,437,582
Redeemed	(181,831,910)	(993,754,071)	(126,133,503)	(714,521,167)
Net increase (decrease)	(98,418,449)	$(541,379,288)	56,117,194	$322,995,519

1.  There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2.  There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

3.  All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.  Commencement date after the close of business on May 24, 2019.

5.  There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 10 - Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Note 11 - Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto

78      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

will change from Invesco Oppenheimer International Bond Fund to Invesco International Bond Fund.

79      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

80      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

81      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

82      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

83      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

84      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎  Fund reports and prospectuses

∎  Quarterly statements

∎  Daily confirmations

∎  Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-IBD-SAR-1	06272020

Semiannual Report	4/30/2020

Invesco

Oppenheimer

Total Return Bond

Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE Broad Investment Grade Bond Index

6-Month	3.61%	-0.77%	1.77%	4.86%	4.85%

1-Year	9.30	4.65	9.37	10.84	10.94

5-Year	3.54	2.64	4.33	3.80	3.82

10-Year	4.82	4.37	5.04	3.96	3.98

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

2      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	38.3%

Mortgage-Backed Obligations

Agency	9.0

CMOs	2.7

Government Agency	8.9

Non-Agency	6.4

Asset-Backed Securities	16.2

Investment Companies	14.0

U.S. Government Obligations	4.1

Municipal Bonds and Notes	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2020, and are based on the total market value of investments.

TOP TEN HOLDINGS

Invesco Liquid Assets Portfolio, Institutional Class	16.3%

Federal National Mortgage Assn., 3.00%, 5/1/50	6.6

Federal National Mortgage Assn., 3.50%, 5/1/50	5.4

Government National Mortgage Assn.	3.9

United States Treasury Nts., 0.50%, 3/31/25	2.0

United States Treasury Nts., 1.50%, 2/15/30	1.7

Federal National Mortgage Assn., 2.50%, 5/1/35	1.3

Federal National Mortgage Assn., 3.00%, 5/15/34	1.1

CSAIL Commercial Mortgage Trust, Series 2020-C19, Cl. A3, 2.561%, 3/15/53	0.6

BA Credit Card Trust, Series 2017- A2, Cl. A2, 1.84%, 1/17/23	0.5

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of April 30, 2020, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/20

	Inception Date	6-Month	1-Year	5-Year	10-Year

Class A (OPIGX)	4/15/88	3.61%	9.30%	3.54%	4.82%

Class C (OPBCX)	7/11/95	3.20	8.43	2.68	4.01

Class R (OPBNX)	3/1/01	3.46	9.13	3.22	4.53

Class Y (OPBYX)	4/27/98	3.78	9.66	3.84	5.10

Class R5 (TRTMX)[1]	5/24/19	3.77	9.56	3.59	4.85

Class R6 (OPBIX)[2]	4/27/12	3.80	9.71	3.88	4.36	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/20

	Inception Date	6-Month	1-Year	5-Year	10-Year

Class A (OPIGX)	4/15/88	-0.77%	4.65%	2.64%	4.37%

Class C (OPBCX)	7/11/95	2.20	7.43	2.68	4.01

Class R (OPBNX)	3/1/01	3.46	9.13	3.22	4.53

Class Y (OPBYX)	4/27/98	3.78	9.66	3.84	5.10

Class R5 (TRTMX)[1]	5/24/19	3.77	9.56	3.59	4.85

Class R6 (OPBIX)[2]	4/27/12	3.80	9.71	3.88	4.36	[3]

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. After the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund

5      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over

6      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Actual	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During 6 Months Ended April 30, 2020

Class A	$ 1,000.00	$ 1,036.10	$ 3.80

Class C	1,000.00	1,032.00	7.91

Class R	1,000.00	1,034.60	5.33

Class Y	1,000.00	1,037.80	2.28

Class R5	1,000.00	1,037.70	2.23

Class R6	1,000.00	1,038.00	1.93

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.13	3.78

Class C	1,000.00	1,017.11	7.85

Class R	1,000.00	1,019.64	5.29

Class Y	1,000.00	1,022.63	2.27

Class R5	1,000.00	1,022.68	2.22

Class R6	1,000.00	1,022.97	1.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2020 are as follows:

Class	Expense Ratios

Class A	0.75%

Class C	1.56

Class R	1.05

Class Y	0.45

Class R5	0.44

Class R6	0.38

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS April 30, 2020 Unaudited

	Principal Amount	Value
Asset-Backed Securities—18.8%
Auto Loans/Leases—12.0%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	$ 401,648	$ 401,789
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,379,748
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	3,507,092	3,520,930
Series 2018-3, Cl. B, 3.49%, 6/13/22[1]	28,346	28,354
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	410,000	411,338
Series 2018-4, Cl. C, 3.97%, 1/13/25[1]	2,935,000	2,915,519
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	2,340,000	2,208,574
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]	2,700,000	2,673,613
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,756,589
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	3,996,530
Series 2017-4, Cl. D, 3.08%, 12/18/23	2,885,000	2,862,374
Series 2018-3, Cl. C, 3.74%, 10/18/24	4,225,000	4,352,875
Series 2019-2, Cl. C, 2.74%, 4/18/25	1,645,000	1,625,909
Series 2019-2, Cl. D, 2.99%, 6/18/25	4,570,000	4,445,807
Series 2019-3, Cl. D, 2.58%, 9/18/25	2,285,000	2,181,627
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	538,114
Series 2018-2, Cl. B, 3.48%, 10/20/23[1]	2,025,000	2,051,931
Series 2018-2, Cl. C, 3.69%, 12/20/23[1]	1,950,000	1,974,437
CarMax Auto Owner Trust:
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,683,024
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,436,077
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,053,827
Series 2018-4, Cl. C, 3.85%, 7/15/24	1,470,000	1,470,683
Series 2019-3, Cl. D, 2.85%, 1/15/26	1,375,000	1,311,002
CPS Auto Receivables Trust:
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	484,645	484,838
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	1,447,003	1,447,085
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,857,520
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	2,650,000	2,678,733
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	3,630,000	3,560,232
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	2,530,000	2,546,069
Series 2018-3A, Cl. C, 4.04%, 12/15/27[1]	3,585,000	3,474,005
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	1,645,000	1,641,849
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	2,335,000	2,327,318
Drive Auto Receivables Trust:
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,428,217	1,436,703
Series 2017-1, Cl. D, 3.84%, 3/15/23	4,471,121	4,522,149
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,566,789
Series 2018-2, Cl. D, 4.14%, 8/15/24	3,655,000	3,713,631
Series 2018-3, Cl. D, 4.30%, 9/16/24	3,340,000	3,388,498
Series 2018-5, Cl. C, 3.99%, 1/15/25	3,380,000	3,415,586
Series 2019-1, Cl. C, 3.78%, 4/15/25	5,345,000	5,339,485
Series 2019-3, Cl. D, 3.18%, 10/15/26	3,575,000	3,423,968
Series 2019-4, Cl. D, 2.70%, 2/16/27	1,330,000	1,269,160

10      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loans/Leases (Continued)
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	$ 3,005,000	$ 2,998,689
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,159,370	1,161,111
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,455,713	1,462,826
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	1,043,477	1,045,539
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	3,305,000	3,266,792
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	3,800,931	3,807,696
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	7,800,000	7,877,066
Series 2018-3A, Cl. B, 3.56%, 9/15/22[1]	4,280,000	4,316,769
Series 2018-3A, Cl. C, 3.79%, 7/15/24[1]	1,720,000	1,731,316
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	2,090,000	2,020,844
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]	1,220,000	1,176,416
Series 2019-4A, Cl. D, 2.85%, 7/15/25[1]	3,900,000	3,693,618
Exeter Automobile Receivables Trust:
Series 2018-4A, Cl. B, 3.64%, 11/15/22[1]	2,395,208	2,399,642
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	4,195,000	4,094,361
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]	5,180,000	5,165,634
Series 2019-4A, Cl. D, 2.58%, 9/15/25[1]	4,065,000	3,774,239
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,014,608	4,073,193
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	996,399	996,166
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	721,524	722,014
Series 2018-2, Cl. C, 3.50%, 4/20/22	2,245,000	2,248,531
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]	1,965,000	1,952,539
Progress Residential Trust, Series 2020-SFR1, Cl. A, 1.732%, 4/17/37[1]	6,825,000	6,693,611
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	5,851,823
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,883,785
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,750,000	3,734,332
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,572,510
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,665,000	2,698,656
Series 2018-5, Cl. C, 3.81%, 12/16/24	3,645,000	3,677,529
Series 2019-2, Cl. D, 3.22%, 7/15/25	3,210,000	3,076,598
Series 2019-3, Cl. D, 2.68%, 10/15/25	2,805,000	2,718,747
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	5,160,000	5,193,050
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]	1,960,000	1,916,787
Series 2019-C, Cl. C, 2.39%, 11/20/23[1]	3,565,000	3,455,913
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	2,475,000	2,461,592
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	4,070,000	4,064,527
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,488,102
Series 2018-2A, Cl. E, 4.86%, 1/16/24[1]	5,000,000	4,978,640
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	3,067,000	3,081,558

11      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loans/Leases (Continued)
Westlake Automobile Receivables Trust: (Continued)
Series 2019-3A, Cl. C, 2.49%, 10/15/24[1]	$ 4,570,000	$ 4,417,200

		228,324,250

Credit Cards—3.0%
BA Credit Card Trust, Series 2017-A2, Cl. A2, 1.84%, 1/17/23	10,000,000	10,034,474
Synchrony Credit Card Master Note Trust, Series 2017-1, Cl. A, 1.93%, 6/15/23	8,294,000	8,273,093
World Financial Network Credit Card Master Trust:
Series 2015-B, Cl. A, 2.55%, 6/17/24	10,000,000	10,005,000
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	8,022,385
Series 2018-B, Cl. A, 3.46%, 7/15/25	3,870,000	3,882,341
Series 2018-C, Cl. A, 3.55%, 8/15/25	7,920,000	7,869,616
Series 2019-A, Cl. A, 3.14%, 12/15/25	1,150,000	1,180,760
Series 2019-B, Cl. A, 2.49%, 4/15/26	4,555,000	4,430,139
Series 2019-C, Cl. A, 2.21%, 7/15/26	3,910,000	3,736,113

		57,433,921

Home Equity Loans—0.1%
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.047%
[US0001M+56], 2/25/33[2]	362,314	317,961
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	958,795

		1,276,756

Leases—1.2%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,915,511
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,310,648
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	381,000	373,477
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	980,000	1,002,575
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	2,740,000	2,639,001
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	670,000	635,568
Series 2019-2, Cl. B, 2.55%, 3/15/27[1]	1,845,000	1,845,151
Series 2019-2, Cl. C, 2.89%, 3/15/27[1]	900,000	899,691
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26	1,910,000	2,005,376
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	956,598
Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	1,366,000	1,377,704
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	5,330,000	5,325,847
Series 2019-2, Cl. D, 2.48%, 4/22/25[1]	1,925,000	1,921,867
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	331,154	331,538

		23,540,552

Loans—2.5%
Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Cl. A2, 1.414% [US0001M+60], 9/15/24[2]	9,380,000	8,935,833
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[1]	4,056,000	3,978,662

12      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Loans (Continued)
GMF Floorplan Owner Revolving Trust: (Continued)
Series 2018-3, Cl. C, 3.68%, 9/15/22[1]	$ 3,435,000	$ 3,336,566
Series 2018-4, Cl. B, 3.68%, 9/15/23[1]	3,435,000	3,384,653
Series 2018-4, Cl. C, 3.88%, 9/15/23[1]	4,295,000	4,187,415
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1, Cl. A, 1.117% [US0001M+63], 9/25/23[1,2]	1,830,000	1,791,410
Series 2018-1, Cl. B, 1.287% [US0001M+80], 9/25/23[1,2]	2,165,000	2,113,480
Series 2019-1, Cl. C, 1.437% [US0001M+95], 5/25/24[1,2]	375,000	366,767
Series 2019-1, Cl. D, 1.937% [US0001M+145], 5/25/24[1,2]	355,000	347,119
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Cl. AR, 2.155% [US0003M+102], 4/19/30[1,2]	5,054,000	4,892,858
OHA Loan Funding Ltd., Series 2016-1A, Cl. AR, 2.395% [US0003M+126], 1/20/33[1,2]	5,076,061	4,912,196
Sonic Capital LLC, Series 2020-1A, Cl. A2I, 3.845%, 1/20/50[1]	1,622,292	1,463,785
Symphony CLO XXII Ltd., Series 2020-22A, Cl. A1A, 0.00% [US0003M+129], 4/18/33[1,2]	3,000,000	2,905,143
TICP CLO XV Ltd., Series 2020-15A, Cl. A, 2.915% [US0003M+128], 4/20/33[1,2]	4,685,000	4,552,354

		47,168,241

Total Asset-Backed Securities (Cost $361,830,770)		357,743,720

Mortgage-Backed Obligations—31.5%
Agency—10.5%
U.S. Agency Securities—10.5%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	878,932	998,312
6.00%, 7/1/24-11/1/37	124,532	141,184
6.50%, 4/1/21-4/1/34	146,721	164,524
7.00%, 7/1/21-10/1/37	1,327,665	1,554,637
9.00%, 8/1/22-5/1/25	2,057	2,244
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.999%, 4/1/27[3]	142,002	21,137
Series 192, Cl. IO, 99.999%, 2/1/28[3]	16,902	2,589
Series 206, Cl. IO, 13.759%, 12/15/29[3]	37,068	7,391
Series 243, Cl. 6, 4.863%, 12/15/32[3]	117,150	19,892
Series 304, Cl. C31, 7.481%, 12/15/27[3]	2,142,647	149,049
Series 304, Cl. C45, 7.80%, 12/15/27[3]	1,781,193	100,392
Series 304, Cl. C47, 4.768%, 12/15/27[3]	1,017,072	57,592
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,103,199	2,152,617
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-
Backed Security:
Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	33,368,370	1,067,478
Series KC02, Cl. X1, 0.00%, 3/25/24[3,4]	76,595,589	1,033,343
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	18,477	17,871
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1590, Cl. IA, 1.864% [US0001M+105], 10/15/23[2]	208,452	207,954
Series 2034, Cl. Z, 6.50%, 2/15/28	2,491	2,827

13      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2043, Cl. ZP, 6.50%, 4/15/28	$ 390,822	$ 448,297
Series 2046, Cl. G, 6.50%, 4/15/28	119,655	137,261
Series 2053, Cl. Z, 6.50%, 4/15/28	2,436	2,809
Series 2063, Cl. PG, 6.50%, 6/15/28	174,431	197,458
Series 2145, Cl. MZ, 6.50%, 4/15/29	52,097	60,820
Series 2148, Cl. ZA, 6.00%, 4/15/29	80,766	91,514
Series 2195, Cl. LH, 6.50%, 10/15/29	167,274	191,868
Series 2326, Cl. ZP, 6.50%, 6/15/31	44,212	50,732
Series 2341, Cl. FP, 1.714% [US0001M+90], 7/15/31[2]	84,351	83,315
Series 2423, Cl. MC, 7.00%, 3/15/32	302,264	360,196
Series 2461, Cl. PZ, 6.50%, 6/15/32	349,516	404,998
Series 2463, Cl. F, 1.814% [US0001M+100], 6/15/32[2]	342,301	338,867
Series 2635, Cl. AG, 3.50%, 5/15/32	273,000	292,293
Series 2676, Cl. KY, 5.00%, 9/15/23	235,753	247,370
Series 3025, Cl. SJ, 21.765% [US0001M+2,475], 8/15/35[2]	66,152	112,233
Series 3030, Cl. FL, 1.214% [US0001M+40], 9/15/35[2]	178,379	177,801
Series 3645, Cl. EH, 3.00%, 12/15/20	79	79
Series 3822, Cl. JA, 5.00%, 6/15/40	33,823	34,039
Series 3857, Cl. GL, 3.00%, 5/15/40	11,298	11,712
Series 4221, Cl. HJ, 1.50%, 7/15/23	307,425	310,030
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 99.999%, 2/15/29[3]	197,271	38,743
Series 2130, Cl. SC, 99.999%, 3/15/29[3]	46,242	8,379
Series 2134, Cl. SB, 99.999%, 3/15/29[3]	55,855	7,709
Series 2493, Cl. S, 41.809%, 9/15/29[3]	14,314	2,893
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	419,612	87,853
Series 2796, Cl. SD, 99.999%, 7/15/26[3]	89,822	12,147
Series 2920, Cl. S, 35.052%, 1/15/35[3]	402,244	81,914
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	867,293	185,872
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	347,444	120,838
Series 3397, Cl. GS, 1.364%, 12/15/37[3]	146,705	34,900
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	56,762	10,511
Series 3450, Cl. BI, 29.244%, 5/15/38[3]	1,866,535	395,193
Series 3606, Cl. SN, 29.235%, 12/15/39[3]	476,234	95,922
Series 4057, Cl. QI, 3.979%, 6/15/27[3]	7,123,060	432,373
Series 4146, Cl. AI, 7.624%, 12/15/27[3]	2,704,712	170,357
Series 4205, Cl. AI, 6.561%, 5/15/28[3]	1,864,683	103,394
Series 4316, Cl. JS, 0.00%, 1/15/44[3,4]	2,904,723	407,812
Series 4818, Cl. BI, 0.708%, 3/15/45[3]	3,331,279	193,031
Federal National Mortgage Assn.:
2.50%, 5/1/35[6]	24,090,000	25,189,106
3.00%, 5/1/50[6]	118,785,000	125,401,696
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	37	39
5.50%, 2/1/35-5/1/36	676,440	773,821
6.00%, 5/1/20	7	7

14      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn. Pool: (Continued)
6.50%, 2/1/21-11/1/31	$ 984,905	$ 1,106,335
7.00%, 4/1/33-4/1/34	630,583	737,970
7.50%, 1/1/33-8/1/33	1,003,762	1,182,004
8.50%, 7/1/32	2,554	2,582
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	85,280	6,908
Series 247, Cl. 2, 0.00%, 10/25/23[3,4]	10,480	879
Series 252, Cl. 2, 99.999%, 11/25/23[3]	84,170	7,214
Series 254, Cl. 2, 99.999%, 1/25/24[3]	186,424	17,662
Series 301, Cl. 2, 33.514%, 4/25/29[3]	67,372	12,140
Series 303, Cl. IO, 70.492%, 11/25/29[3]	15,514	3,195
Series 319, Cl. 2, 34.363%, 2/25/32[3]	60,314	11,256
Series 320, Cl. 2, 82.092%, 4/25/32[3]	1,217,397	262,981
Series 321, Cl. 2, 41.235%, 4/25/32[3]	187,094	41,218
Series 324, Cl. 2, 26.958%, 7/25/32[3]	80,807	16,171
Series 331, Cl. 9, 11.08%, 2/25/33[3]	670,851	149,092
Series 334, Cl. 14, 32.164%, 2/25/33[3]	578,986	118,640
Series 334, Cl. 15, 14.764%, 2/25/33[3]	391,490	79,747
Series 334, Cl. 17, 51.089%, 2/25/33[3]	21,306	4,390
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	432,812	79,530
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	455,134	89,166
Series 343, Cl. 13, 99.999%, 9/25/33[3]	539,986	102,731
Series 343, Cl. 18, 99.999%, 5/25/34[3]	312,346	57,253
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	229,329	42,117
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	178,741	33,888
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	316,943	60,434
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	226,544	39,065
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	112,326	20,608
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	288,375	63,862
Series 364, Cl. 16, 99.999%, 9/25/35[3]	399,008	79,971
Series 365, Cl. 16, 99.999%, 3/25/36[3]	243,972	51,850
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	31,343	33,418
Series 1993-87, Cl. Z, 6.50%, 6/25/23	28,249	30,105
Series 1996-35, Cl. Z, 7.00%, 7/25/26	13,439	14,967
Series 1998-58, Cl. PC, 6.50%, 10/25/28	95,675	109,029
Series 1998-61, Cl. PL, 6.00%, 11/25/28	125,109	142,429
Series 1999-54, Cl. LH, 6.50%, 11/25/29	178,890	204,715
Series 1999-60, Cl. PG, 7.50%, 12/25/29	883,431	1,029,295
Series 2001-51, Cl. OD, 6.50%, 10/25/31	121,602	130,749
Series 2002-47, Cl. NS, 45.66%, 4/25/32[3]	91,149	21,017
Series 2002-56, Cl. FN, 1.487% [US0001M+100], 7/25/32[2]	106,316	105,247
Series 2003-130, Cl. CS, 13.126% [US0001M+1,410], 12/25/33[2]	36,330	37,786
Series 2003-21, Cl. FK, 0.887% [US0001M+40], 3/25/33[2]	29,320	28,420
Series 2005-104, Cl. MC, 5.50%, 12/25/25	470,786	496,842
Series 2005-109, Cl. AH, 5.50%, 12/25/25	1,426,506	1,496,468
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,847,217

15      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-71, Cl. DB, 4.50%, 8/25/25	$ 103,719	$107,344
Series 2005-73, Cl. DF, 0.737% [US0001M+25], 8/25/35[2]	121,650	120,895
Series 2006-50, Cl. SK, 22.413% [US0001M+2,420], 6/25/36[2]	236,730	412,510
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,064	1,066
Series 2009-36, Cl. FA, 1.427% [US0001M+94], 6/25/37[2]	113,207	115,094
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,057	1,060
Series 2011-15, Cl. DA, 4.00%, 3/25/41	79,328	85,737
Series 2011-3, Cl. EL, 3.00%, 5/25/20	43	43
Series 2011-3, Cl. KA, 5.00%, 4/25/40	479,516	508,592
Series 2011-82, Cl. AD, 4.00%, 8/25/26	9,501	9,586
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	598	46
Series 2001-61, Cl. SE, 38.057%, 11/18/31[3]	88,592	18,782
Series 2001-65, Cl. S, 45.695%, 11/25/31[3]	198,412	40,366
Series 2001-81, Cl. S, 47.362%, 1/25/32[3]	27,083	5,801
Series 2002-12, Cl. SB, 25.858%, 7/25/31[3]	43,263	9,392
Series 2002-2, Cl. SW, 28.374%, 2/25/32[3]	54,946	12,520
Series 2002-38, Cl. SO, 96.358%, 4/25/32[3]	32,965	6,830
Series 2002-41, Cl. S, 48.306%, 7/25/32[3]	269,324	51,293
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	37,702	6,684
Series 2002-51, Cl. S, 45.738%, 8/25/32[3]	83,692	19,313
Series 2002-60, Cl. SM, 29.151%, 8/25/32[3]	261,316	51,452
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	249,596	6,108
Series 2002-64, Cl. SD, 38.457%, 4/25/27[3]	107,477	19,437
Series 2002-7, Cl. SK, 34.705%, 1/25/32[3]	156,869	32,971
Series 2002-75, Cl. SA, 39.734%, 11/25/32[3]	152,601	32,680
Series 2002-77, Cl. BS, 37.187%, 12/18/32[3]	305,087	72,573
Series 2002-77, Cl. IS, 64.907%, 12/18/32[3]	56,163	13,249
Series 2002-77, Cl. SH, 36.444%, 12/18/32[3]	38,771	6,869
Series 2002-84, Cl. SA, 29.576%, 12/25/32[3]	40,144	8,430
Series 2002-89, Cl. S, 37.478%, 1/25/33[3]	405,571	99,578
Series 2002-9, Cl. MS, 48.718%, 3/25/32[3]	2,503	578
Series 2002-90, Cl. SN, 26.612%, 8/25/32[3]	237,763	50,369
Series 2002-90, Cl. SY, 29.59%, 9/25/32[3]	127,614	26,564
Series 2003-14, Cl. OI, 44.774%, 3/25/33[3]	540,406	129,185
Series 2003-26, Cl. IK, 66.093%, 4/25/33[3]	237,962	54,241
Series 2003-33, Cl. SP, 29.023%, 5/25/33[3]	252,863	62,289
Series 2003-4, Cl. S, 26.175%, 2/25/33[3]	73,442	17,542
Series 2003-52, Cl. NS, 3.822%, 6/25/23[3]	443,543	23,669
Series 2004-54, Cl. DS, 99.844%, 11/25/30[3]	23,213	4,368
Series 2004-56, Cl. SE, 24.334%, 10/25/33[3]	332,886	77,535
Series 2005-40, Cl. SA, 55.127%, 5/25/35[3]	231,049	44,947
Series 2005-52, Cl. JH, 56.347%, 5/25/35[3]	475,610	80,957
Series 2005-6, Cl. SE, 82.627%, 2/25/35[3]	471,403	98,743
Series 2005-93, Cl. SI, 16.00%, 10/25/35[3]	314,712	65,097

16      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2006-53, Cl. US, 0.00%, 6/25/36[3,4]	$ 23,345	$ 4,731
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	91,075	18,219
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	4,357	281
Series 2011-96, Cl. SA, 19.72%, 10/25/41[3]	690,267	146,149
Series 2012-121, Cl. IB, 0.00%, 11/25/27[3,4]	2,954,927	177,526
Series 2012-134, Cl. SA, 6.362%, 12/25/42[3]	2,055,516	420,506
Series 2012-40, Cl. PI, 25.19%, 4/25/41[3]	1,293,775	129,868
Series 2015-57, Cl. LI, 6.037%, 8/25/35[3]	7,096,740	877,716
Series 2016-45, Cl. MI, 7.59%, 7/25/46[3]	1,974,225	377,910
Series 2017-60, Cl. LI, 0.00%, 8/25/47[3,4]	2,514,675	159,183
Series 2017-66, Cl. AS, 9.717%, 9/25/47[3]	16,056,730	2,060,191
Series 2018-16, Cl. NI, 4.389%, 12/25/44[3]	1,653,897	94,463
Series 2018-69, Cl. CI, 0.00%, 10/25/46[3,4]	1,895,749	36,942
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	28,905	28,407
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,7]	605,000	598,084
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,7]	1,165,000	1,159,025
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1,7]	2,580,000	2,524,478
Series 2014-K714, Cl. C, 4.082%, 1/25/47[1,7]	1,100,402	1,099,295
Series 2014-K715, Cl. C, 4.257%, 2/25/46[1,7]	2,603,236	2,613,577
Series 2015-K44, Cl. B, 3.807%, 1/25/48[1,7]	1,175,000	1,228,229
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,7]	1,040,000	1,062,742
Series 2017-K724, Cl. B, 3.598%, 11/25/23[1,7]	780,000	788,937
Government National Mortgage Assn. II Pool:
3.25% [H15T1Y+150], 7/20/25-7/20/27[2]	3,019	3,102
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	115,302	343
Series 2011-52, Cl. HS, 30.399%, 4/16/41[3]	3,079,234	570,218
Series 2017-136, Cl. LI, 4.018%, 9/16/47[3]	6,054,668	905,283
Series 2017-149, Cl. GS, 11.597%, 10/16/47[3]	6,183,911	1,073,824
Structured Agency Credit Risk Debt Nts., Series 2018-HQA1, Cl. M2, 2.787% [US0001M+230], 9/25/30[2]	1,860,135	1,658,070

		198,647,482
CMOs—3.1%
Collateralized Mortgage Obligations—3.1%
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 13.442%, 2/15/52[3]	24,585,000	1,556,024
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.84% [H15T1Y+225], 2/25/36[2]	944,795	909,600
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	924,006	953,848
Connecticut Avenue Securities:
Series 2014-C01, Cl. M2, 4.887% [US0001M+440], 1/25/24[2]	4,140,730	3,334,874
Series 2014-C02, Cl. 1M2, 3.087% [US0001M+260], 5/25/24[2]	4,012,109	3,068,960

17      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Connecticut Avenue Securities: (Continued)
Series 2014-C03, Cl. 1M2, 3.487% [US0001M+300], 7/25/24[2]	$3,791,424	$2,959,494
Series 2014-C03, Cl. 2M2, 3.387% [US0001M+290], 7/25/24[2]	1,164,368	916,036
Series 2014-C04, Cl. 2M2, 5.487% [US0001M+500], 11/25/24[2]	3,800,918	3,387,214
Series 2016-C01, Cl. 1M2, 7.237% [US0001M+675], 8/25/28[2]	2,140,960	2,217,221
Series 2016-C02, Cl. 1M2, 6.487% [US0001M+600], 9/25/28[2]	4,004,328	4,113,789
Series 2016-C06, Cl. 1M2, 4.737% [US0001M+425], 4/25/29[2]	4,785,000	4,724,176
Series 2017-C01, Cl. 1M2, 4.037% [US0001M+355], 7/25/29[2]	3,046,828	2,954,961
Series 2017-C03, Cl. 1M1, 1.437% [US0001M+95], 10/25/29[2]	1,900,594	1,894,893
Series 2018-C01, Cl. 1M1, 1.087% [US0001M+60], 7/25/30[2]	1,415,506	1,412,310
Series 2018-C03, Cl. 1M1, 1.167% [US0001M+68], 10/25/30[2]	645,609	644,651
Series 2018-C05, Cl. 1M1, 1.207% [US0001M+72], 1/25/31[2]	124,633	124,518
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.- Backed Security:
Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	27,783,803	1,991,324
Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	36,158,915	1,768,674
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	149	149
Series 3848, Cl. WL, 4.00%, 4/15/40	277,643	285,761
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2422, Cl. SJ, 23.342%, 1/15/32[3]	205,126	47,144
Series 2922, Cl. SE, 37.182%, 2/15/35[3]	324,811	65,721
Series 2981, Cl. AS, 10.171%, 5/15/35[3]	776,157	129,494
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Series 2014-20, Cl. HL, 1.50%, 1/25/40	2,234,955	2,252,712
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2002-52, Cl. SD, 99.783%, 9/25/32[3]	131,373	30,819
Series 2005-12, Cl. SC, 47.529%, 3/25/35[3]	147,087	26,115
FREMF Mortgage Trust:
Series 2012-K23, Cl. C, 3.782%, 10/25/45[1,7]	680,000	683,622
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,7]	650,000	650,749
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security, Series 2007-17, Cl. AI, 70.245%, 4/16/37[3]	1,052,216	216,879
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,283,761
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	3,950,000	4,137,964
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.75%, 7/26/45[1,7]	64,478	64,815

18      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 2.687% [US0001M+220], 2/25/24[2]	$ 331,575	$ 318,015
Series 2014-DN3, Cl. M3, 4.487% [US0001M+400], 8/25/24[2]	2,404,393	1,955,649
Series 2014-HQ2, Cl. M3, 4.237% [US0001M+375], 9/25/24[2]	4,050,000	3,229,067
Series 2015-HQA2, Cl. M2, 3.287% [US0001M+280], 5/25/28[2]	93,801	93,216
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,366,705

		59,770,924
Government Agency—10.4%
FHLMC/FNMA/FHLB/Sponsored—6.5%
Federal National Mortgage Assn.:
3.00%, 5/15/34[6]	20,270,000	21,376,307
3.50%, 5/1/50[6]	97,660,000	103,222,043

		124,598,350
GNMA/Guaranteed—3.9%
Government National Mortgage Assn.[6]	69,445,000	73,682,231
Non-Agency—7.5%
Adjustable-Rate Mortgages—7.5%
Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	934,821	856,506
Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	499,734	405,907
Angel Oak Mortgage Trust, Series 2020-1, Cl. A1, 2.466%, 12/25/59[1,7]	2,829,833	2,805,573
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	314,198	294,263
Series 2007-C, Cl. 1A4, 4.054%, 5/20/36[7]	127,574	116,770
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	393,788	371,487
Bear Stearns ARM Trust, Series 2005-9, Cl. A1, 4.27% [H15T1Y+230], 10/25/35[2]	343,815	330,587
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.751%, 1/15/51[3]	35,271,226	1,085,585
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	35,839	521
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 15.093%, 11/13/50[3]	11,599,375	544,924
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Cl. A15, 4.00%, 4/25/49[1,7]	841,246	832,525
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.879%, 1/25/36[7]	767,019	684,552
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	320,049	276,384
Series 2006-6, Cl. A3, 6.00%, 4/25/36	295,793	219,253
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,238,721	1,280,161

19      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[3,4]	$12,875,292	$389,568
Series 2017-C4, Cl. XA, 14.408%, 10/12/50[3]	30,740,694	1,687,621
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.88% [H15T1Y+240], 10/25/35[2]	1,585,352	1,502,633
COLT Mortgage Loan Trust, Series 2020-1, Cl. A1, 2.488%, 2/25/50[1,7]	6,743,617	6,648,517
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,962,415
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,396,660
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	2,994,569
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,908,781
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.243%, 12/10/45[3]	11,854,563	366,323
CSAIL Commercial Mortgage Trust, Series 2020-C19, Cl. A3, 2.561%, 3/15/53	10,613,000	10,947,431
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	751,106	565,652
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC03, Cl. X1, 0.00%, 11/25/24[3,4]	42,773,860	846,824
Federal Home Loan Mortgage Corp., STACR Trust:
Series 2018-HQA2, Cl. M1, 1.237% [US0001M+75], 10/25/48[1,2]	2,290,742	2,278,884
Series 2019-HRP1, Cl. M2, 1.887% [US0001M+140], 2/25/49[1,2]	1,025,000	909,700
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 1.137% [US0001M+65], 11/25/35[2]	600,688	287,787
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,414,657	1,442,599
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,721,421
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	327,952	331,245
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	974,215	1,028,437
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,007,392	1,039,686
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.639%, 7/25/35[7]	189,669	170,577
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.797% [US0001M+31], 7/25/35[2]	140,937	139,375
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,701,768
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,724,407
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,959,491	1,972,773
JP Morgan Mortgage Trust:
Series 2007-A1, Cl. 5A1, 3.976%, 7/25/35[7]	533,991	502,613
Series 2018-8, Cl. A17, 4.00%, 1/25/49[1,7]	835,000	850,701
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24, Cl. B, 4.116%, 11/15/47[7]	2,630,000	2,401,979
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,340,155
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,506,132
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 23.704%, 2/15/48[3]	36,181,488	1,632,151

20      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	$33,230	$1
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7]	12,785	7,812
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	6,222,000	6,368,175
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,213,723
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,741,265	1,792,026
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 13.519%, 12/15/50[3]	13,192,079	610,700
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.275%, 11/26/36[1,7]	1,790,339	1,604,493
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	92,053	80,413
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	448,613	397,292
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	246,421	211,720
Residential Mortgage Loan Trust, Series 2020-1, Cl. A1, 2.376%, 2/25/24[1,7]	2,687,140	2,648,206
STACR Trust:
Series 2018-DNA2, Cl. M1, 1.287% [US0001M+80], 12/25/30[1,2]	2,119,251	2,107,134
Series 2018-DNA3, Cl. M1, 1.237% [US0001M+75], 9/25/48[1,2]	292,369	291,153
Series 2018-HRP2, Cl. M2, 1.737% [US0001M+125], 2/25/47[1,2]	3,230,704	3,095,650
Starwood Mortgage Residential Trust, Series 2020-1, Cl. A1, 2.275%, 2/25/50[1,7]	3,890,175	3,854,835
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1, Cl. M2, 3.387% [US0001M+290], 7/25/28[2]	104,134	103,860
Series 2016-DNA2, Cl. M3, 5.137% [US0001M+465], 10/25/28[2]	1,321,362	1,315,956
Series 2016-DNA4, Cl. M2, 1.787% [US0001M+130], 3/25/29[2]	856,545	846,331
Series 2018-DNA1, Cl. M1, 0.937% [US0001M+45], 7/25/30[2]	277,483	277,187
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 15.066%, 11/15/50[3]	19,982,163	880,410
Verus Securitization Trust:
Series 2020-1, Cl. A1, 2.417%, 1/25/60[1,7]	7,995,531	7,939,036
Series 2020-1, Cl. A2, 2.642%, 1/25/60[1,7]	1,760,175	1,748,558
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.195%, 10/25/33[7]	420,974	400,177
Series 2005-AR14, Cl. 1A4, 3.831%, 12/25/35[7]	579,388	538,545
Series 2005-AR16, Cl. 1A1, 3.749%, 12/25/35[7]	553,813	499,453
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	4,974,818	5,078,128
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 13.073%, 12/15/50[3]	18,349,413	989,782

21      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[1,7]	$592,287	$596,646
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,768,836
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,443,611
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[7]	2,174,838	2,259,139
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 34.723%, 3/15/44[1,3]	12,923,578	117,280

		142,390,650

Total Mortgage-Backed Obligations (Cost $610,572,197)		599,089,637
U.S. Government Obligations—4.8%
United States Treasury Bond, 2.375%, 11/15/49[6]	3,908,600	4,946,517
United States Treasury Nts.:
0.25%, 4/15/23	9,436,600	9,438,812
0.50%, 3/31/25	37,178,400	37,436,906
0.625%, 3/31/27	5,770,500	5,809,045
1.50%, 2/15/30[6]	29,900,400	32,334,479

Total U.S. Government Obligations (Cost $89,262,254)		89,965,759
Corporate Bonds and Notes—44.6%
Consumer Discretionary—5.9%
Automobiles—2.4%
Daimler Finance North America LLC, 2.55% Sr. Unsec. Nts., 8/15/22[1]	4,703,000	4,645,970
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	4,319,000	4,186,267
4.20% Sr. Unsec. Nts., 11/6/21	3,901,000	3,825,001
Harley-Davidson Financial Services, Inc., 2.55% Sr. Unsec. Nts., 6/9/22[1]	4,659,000	4,438,221
Hyundai Capital America:
4.125% Sr. Unsec. Nts., 6/8/23[1]	4,613,000	4,658,835
5.75% Sr. Unsec. Nts., 4/6/23[1]	4,832,000	5,108,132
5.875% Sr. Unsec. Nts., 4/7/25[1]	4,020,000	4,279,608
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	4,787,000	4,618,511
Toyota Motor Credit Corp.:
2.15% Sr. Unsec. Nts., 2/13/30	3,354,000	3,344,368
3.00% Sr. Unsec. Nts., 4/1/25	1,016,000	1,083,388
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	4,609,000	4,684,591

		44,872,892
Household Durables—0.7%
DR Horton, Inc., 4.75% Sr. Unsec. Nts., 2/15/23	4,239,000	4,414,008
MDC Holdings, Inc., 3.85% Sr. Unsec. Nts., 1/15/30	4,361,000	3,897,993
NVR, Inc., 3.00% Sr. Unsec. Nts., 5/15/30	4,904,000	4,894,682

		13,206,683

22      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Internet & Catalog Retail—0.4%
Expedia Group, Inc., 6.25% Sr. Unsec. Nts., 5/1/25[1,6]	$1,045,000	$1,067,339
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	7,037,000	6,562,003

		7,629,342
Media—0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49	1,253,000	1,492,563
Comcast Corp.:
2.65% Sr. Unsec. Nts., 2/1/30	1,341,000	1,429,740
4.00% Sr. Unsec. Nts., 3/1/48	1,253,000	1,502,745
Fox Corp.:
3.05% Sr. Unsec. Nts., 4/7/25	1,235,000	1,308,215
3.50% Sr. Unsec. Nts., 4/8/30	850,000	916,307
Interpublic Group of Cos., Inc. (The), 3.75% Sr. Unsec. Nts., 10/1/21	3,890,000	4,003,030
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	1,581,000	1,678,957

		12,331,557
Specialty Retail—1.8%
Advance Auto Parts, Inc., 3.90% Sr. Unsec. Nts., 4/15/30[1]	5,404,000	5,415,770
Lowe’s Cos, Inc., 4.50% Sr. Unsec. Nts., 4/15/30	3,463,000	4,092,068
Ross Stores, Inc.:
3.375% Sr. Unsec. Nts., 9/15/24	5,202,000	5,325,174
4.60% Sr. Unsec. Nts., 4/15/25	5,519,000	6,026,797
4.70% Sr. Unsec. Nts., 4/15/27	3,926,000	4,251,247
4.80% Sr. Unsec. Nts., 4/15/30	1,942,000	2,120,534
5.45% Sr. Unsec. Nts., 4/15/50	5,383,000	6,171,299

		33,402,889
Consumer Staples—5.5%
Beverages—2.3%
Anheuser-Busch InBev Worldwide, Inc.:
4.35% Sr. Unsec. Nts., 6/1/40	2,338,000	2,562,551
4.50% Sr. Unsec. Nts., 6/1/50	2,572,000	2,872,385
8.20% Sr. Unsec. Nts., 1/15/39	2,728,000	4,110,637
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	2,469,000	2,697,856
Coca-Cola Co. (The):
1.65% Sr. Unsec. Nts., 6/1/30	4,342,000	4,314,080
2.60% Sr. Unsec. Nts., 6/1/50	7,487,000	7,385,744
2.75% Sr. Unsec. Nts., 6/1/60	3,948,000	3,900,272
Constellation Brands, Inc.:
2.875% Sr. Unsec. Nts., 5/1/30	1,092,000	1,111,549
3.75% Sr. Unsec. Nts., 5/1/50	3,936,000	3,958,730
Keurig Dr Pepper, Inc.:
3.80% Sr. Unsec. Nts., 5/1/50	1,537,000	1,637,041
4.057% Sr. Unsec. Nts., 5/25/23	4,301,000	4,606,302

23      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	$4,130,000	$4,360,029

		43,517,176

Food & Staples Retailing—0.7%
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	4,491,000	4,632,821
Walgreens Boots Alliance, Inc.:
3.20% Sr. Unsec. Nts., 4/15/30	967,000	970,623
4.10% Sr. Unsec. Nts., 4/15/50	8,751,000	8,695,651

		14,299,095

Food Products—1.4%
Bunge Ltd. Finance Corp., 3.50% Sr. Unsec. Nts., 11/24/20	4,512,000	4,536,632
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	3,793,000	3,914,543
4.60% Sr. Unsec. Nts., 11/1/25	4,493,000	5,021,694
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	4,987,000	5,038,942
Mondelez International, Inc., 2.125% Sr. Unsec. Nts., 4/13/23	979,000	997,297
Smithfield Foods, Inc., 3.35% Sr. Unsec. Nts., 2/1/22[1]	2,557,000	2,498,618
Tyson Foods, Inc., 3.90% Sr. Unsec. Nts., 9/28/23	3,752,000	4,045,291

		26,053,017

Tobacco—1.1%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	2,827,000	2,926,117
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	2,543,000	2,616,380
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[1]	4,472,000	4,592,933
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	4,554,000	4,618,673
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	3,639,000	3,645,929
Philip Morris International, Inc., 1.50% Sr. Unsec. Nts., 5/1/25	2,715,000	2,712,823

		21,112,855

Energy—2.6%
Energy Equipment & Services—0.2%
Enterprise Products Operating LLC, 4.20% Sr. Unsec. Nts., 1/31/50	1,660,000	1,656,104
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,522,000	2,549,069

		4,205,173

Oil, Gas & Consumable Fuels—2.4%
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	3,470,000	2,762,971
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	2,667,000	2,099,273
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	3,603,000	3,576,404
5.30% Sr. Unsec. Nts., 4/15/47	1,311,000	1,144,432
Exxon Mobil Corp.:
2.61% Sr. Unsec. Nts., 10/15/30	485,000	506,156
2.992% Sr. Unsec. Nts., 3/19/25	3,788,000	4,056,950

24      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	$1,924,000	$1,971,994
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	1,690,000	1,910,134
MPLX LP:
2.099% [US0003M+110] Sr. Unsec. Nts., 9/9/22[2]	2,309,000	2,049,607
4.25% Sr. Unsec. Nts., 12/1/27[1]	2,653,000	2,552,832
Occidental Petroleum Corp.:
4.10% Sr. Unsec. Nts., 2/1/21	5,168,000	4,935,440
4.85% Sr. Unsec. Nts., 3/15/21	3,350,000	3,232,750
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	2,203,000	1,961,055
Phillips 66:
3.70% Sr. Unsec. Nts., 4/6/23	511,000	531,015
3.85% Sr. Unsec. Nts., 4/9/25	867,000	909,593
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	2,357,000	2,307,609
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	2,833,000	2,657,612
Western Midstream Operating LP, 3.10% Sr. Unsec. Nts., 2/1/25	1,835,000	1,683,612
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	4,630,000	4,689,011

		45,538,450

Financials—15.5%
Capital Markets—3.5%
Ameriprise Financial, Inc., 3.00% Sr. Unsec. Nts., 4/2/25	6,010,000	6,345,217
Apollo Management Holdings LP, 4.95% [H15T5Y+326.6] Sub Nts., 1/14/50[1,2]	3,750,000	3,372,036
Carlyle Finance Subsidiary LLC, 3.50% Sr. Unsec. Nts., 9/19/29[1]	2,314,000	2,298,777
Charles Schwab Corp. (The), 5.375% [H15T5Y+497.1] Jr. Sub. Perpetual Bonds[2,8]	5,635,000	5,860,400
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	2,675,000	2,872,542
Credit Suisse Group AG:
3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	2,480,000	2,628,966
4.194% [SOFRRATE+373] Sr. Unsec. Nts., 4/1/31[1,2]	3,021,000	3,292,009
5.10% [H15T5Y+329.3] Jr. Sub. Nts.[1,2,8]	1,917,000	1,718,111
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	2,185,000	2,425,896
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 4/1/25	3,617,000	3,853,944
3.50% Sr. Unsec. Nts., 11/16/26	2,316,000	2,461,660
3.75% Sr. Unsec. Nts., 2/25/26	2,227,000	2,402,472
Morgan Stanley:
2.188% [SOFRRATE+199] Sr. Unsec. Nts., 4/28/26[2]	2,673,000	2,705,273
2.699% [SOFRRATE+114.3] Sr. Unsec. Nts., 1/22/31[2]	2,414,000	2,479,295
3.622% [SOFRRATE+312] Sr. Unsec. Nts., 4/1/31[2]	3,468,000	3,820,140
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[2]	3,314,000	3,819,476
5.00% Sub. Nts., 11/24/25	3,541,000	4,004,104
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,576,000	1,653,718

25      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Raymond James Financial, Inc.:
3.625% Sr. Unsec. Nts., 9/15/26	$2,091,000	$2,189,640
4.65% Sr. Unsec. Nts., 4/1/30	1,728,000	1,946,719
UBS Group AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,327,000	2,551,159
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,754,000	1,941,052

		66,642,606

Commercial Banks—7.7%
Bank of America Corp.:
2.592% [SOFRRATE+215] Sr. Unsec. Nts., 4/29/31[2]	2,983,000	3,060,289
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	2,812,000	3,077,204
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	3,706,000	4,215,371
BBVA USA, 2.50% Sr. Unsec. Nts., 8/27/24	3,737,000	3,661,567
Citigroup, Inc.:
3.106% [SOFRRATE+275] Sr. Unsec. Nts., 4/8/26[2]	4,117,000	4,318,675
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	3,686,000	4,076,163
4.412% [SOFRRATE+391.4] Sr. Unsec. Nts., 3/31/31[2]	3,467,000	3,989,858
4.70% [SOFRRATE+323.4] Jr. Sub. Nts.[2,8]	2,950,000	2,572,031
4.75% Sub. Nts., 5/18/46	1,698,000	2,068,242
5.00% [SOFRRATE+381.3] Jr. Sub. Nts.[2,8]	3,825,000	3,480,750
Citizens Financial Group, Inc.:
2.50% Sr. Unsec. Nts., 2/6/30	3,613,000	3,413,809
3.25% Sr. Unsec. Nts., 4/30/30	1,622,000	1,628,987
Credit Suisse AG (New York):
2.80% Sr. Unsec. Nts., 4/8/22	3,604,000	3,692,547
2.95% Sr. Unsec. Nts., 4/9/25	3,246,000	3,417,513
Danske Bank AS, 3.244% [US0003M+159.1] Sr. Unsec. Nts., 12/20/25[1,2]	2,069,000	2,072,266
Fifth Third Bancorp, 2.55% Sr. Unsec. Nts., 5/5/27	2,185,000	2,180,696
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,061,000	2,217,988
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	4,601,000	5,025,353
JPMorgan Chase & Co.:
2.083% [SOFRRATE+185] Sr. Unsec. Nts., 4/22/26[2]	5,355,000	5,433,547
2.522% [SOFRRATE+204] Sr. Unsec. Nts., 4/22/31[2]	4,367,000	4,467,449
3.109% [SOFRRATE+246] Sr. Unsec. Nts., 4/22/41[2]	3,332,000	3,461,309
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	4,605,000	4,918,185
4.493% [SOFRRATE+379] Sr. Unsec. Nts., 3/24/31[2]	5,203,000	6,167,139
4.60% [SOFRRATE+312.5] Jr. Sub. Nts.[2,8]	4,383,000	3,937,030
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	2,662,000	2,788,649
KeyCorp:
2.25% Sr. Unsec. Nts., 4/6/27	5,249,000	5,108,052
4.15% Sr. Unsec. Nts., 10/29/25	1,505,000	1,661,604
Lloyds Bank plc, 2.25% Sr. Unsec. Nts., 8/14/22	3,759,000	3,809,432
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Nts.[1,2,8]	4,354,000	4,826,844
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	2,668,000	2,947,313

26      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	$1,674,000	$1,787,805
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,272,000	3,564,389
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,462,000	2,461,261
Truist Bank:
1.50% Sr. Unsec. Nts., 3/10/25	1,065,000	1,061,892
2.25% Sub. Nts., 3/11/30	1,045,000	1,016,678
2.636% [H15T5Y+115] Sub. Nts., 9/17/29[2]	5,657,000	5,456,808
4.05% Sr. Unsec. Nts., 11/3/25	1,993,000	2,232,871
UBS AG (London), 1.75% Sr. Unsec. Nts., 4/21/22[1]	8,388,000	8,429,099
US Bancorp, 3.10% Sub. Nts., 4/27/26	2,796,000	2,973,882
Wells Fargo & Co.:
2.188% [SOFRRATE+200] Sr. Unsec. Nts., 4/30/26[2]	1,551,000	1,560,814
3.068% [SOFRRATE+253] Sr. Unsec. Nts., 4/30/41[2]	2,208,000	2,182,132
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	2,614,000	2,810,164
4.75% Sub. Nts., 12/7/46	2,192,000	2,602,179

		145,835,836

Diversified Financial Services—0.4%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,681,000	1,755,765
Mitsubishi UFJ Lease & Finance Co. Ltd., 3.637% Sr. Unsec. Nts., 4/13/25[1]	6,649,000	7,002,838

		8,758,603
Insurance—2.2%
Athene Global Funding, 2.95% Sec. Nts., 11/12/26[1]	6,706,000	6,547,058
Athene Holding Ltd., 6.15% Sr. Unsec. Nts., 4/3/30	5,449,000	5,701,565
Brighthouse Financial, Inc., 4.70% Sr. Unsec. Nts., 6/22/47	5,535,000	4,784,692
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,178,000	3,192,151
Liberty Mutual Group, Inc., 3.95% Sr. Unsec. Nts., 5/15/60[1,6]	1,425,000	1,411,630
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	2,584,000	2,708,901
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	2,620,000	2,697,599
New York Life Insurance Co., 3.75% Sub. Nts., 5/15/50[1]	1,142,000	1,294,807
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	2,063,000	2,287,420
Prudential Financial, Inc.:
3.70% Sr. Unsec. Nts., 3/13/51	2,169,000	2,309,735
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	3,594,000	3,547,493
Reliance Standard Life Global Funding II, 2.75% Sec. Nts., 1/21/27[1]	4,941,000	4,826,308

		41,309,359

Real Estate Investment Trusts (REITs)—1.7%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	3,801,000	3,975,321
4.00% Sr. Unsec. Nts., 6/1/25	2,384,000	2,627,982

27      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Brixmor Operating Partnership LP, 4.125% Sr. Unsec. Nts., 5/15/29	$2,386,000	$2,387,064
Camden Property Trust, 2.80% Sr. Unsec. Nts., 5/15/30	1,506,000	1,557,248
Crown Castle International Corp.:
3.30% Sr. Unsec. Nts., 7/1/30	1,250,000	1,343,359
4.15% Sr. Unsec. Nts., 7/1/50	915,000	1,077,941
Healthcare Trust of America Holdings LP, 3.50% Sr. Unsec. Nts., 8/1/26	3,181,000	3,186,552
Healthpeak Properties, Inc., 3.00% Sr. Unsec. Nts., 1/15/30	4,894,000	4,723,422
Kite Realty Group LP, 4.00% Sr. Unsec. Nts., 10/1/26	3,168,000	2,878,079
Regency Centers LP, 2.95% Sr. Unsec. Nts., 9/15/29	3,330,000	3,307,198
Spirit Realty LP, 3.20% Sr. Unsec. Nts., 1/15/27	3,047,000	2,658,815
Welltower, Inc., 2.70% Sr. Unsec. Nts., 2/15/27	2,401,000	2,329,708

		32,052,689

Health Care—2.5%
Biotechnology—0.9%
AbbVie, Inc.:
2.95% Sr. Unsec. Nts., 11/21/26[1]	1,858,000	1,969,973
3.20% Sr. Unsec. Nts., 11/21/29[1]	6,388,000	6,784,356
4.05% Sr. Unsec. Nts., 11/21/39[1]	2,119,000	2,346,003
4.875% Sr. Unsec. Nts., 11/14/48	1,847,000	2,335,386
Amgen, Inc., 3.15% Sr. Unsec. Nts., 2/21/40	2,720,000	2,885,697

		16,321,415

Health Care Equipment & Supplies—0.1%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	2,363,000	2,569,048
Health Care Providers & Services—0.5%
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25	3,473,000	3,900,007
CVS Health Corp., 3.75% Sr. Unsec. Nts., 4/1/30	2,198,000	2,445,175
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	3,995,000	4,226,011

		10,571,193

Pharmaceuticals—1.0%
Allergan Funding SCS, 3.85% Sr. Unsec. Nts., 6/15/24	5,101,000	5,471,787
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[1]	4,589,000	4,877,814
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[1]	3,224,000	3,688,986
Mylan, Inc., 3.125% Sr. Unsec. Nts., 1/15/23[1]	4,555,000	4,607,026

		18,645,613

Industrials—4.1%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	3,476,000	3,769,589
L3Harris Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23[1]	4,627,000	4,852,569
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,408,000	3,121,450

		11,743,608

28      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Airlines—0.7%
Delta Air Lines Pass Through Trust, Series 2020-1, 2.00%, 6/10/28	$4,885,000	$4,548,535
Delta Air Lines, Inc., 2.90% Sr. Unsec. Nts., 10/28/24	3,747,000	2,948,808
Southwest Airlines Co.:
4.75% Sr. Unsec. Nts., 5/4/23	2,207,000	2,193,071
5.25% Sr. Unsec. Nts., 5/4/25	1,840,000	1,834,837
United Airlines Pass Through Trust, Series 2019-2, 2.70%, 5/1/32	2,168,000	1,919,532

		13,444,783

Building Products—0.8%
Carrier Global Corp.:
2.242% Sr. Unsec. Nts., 2/15/25[1]	7,200,000	7,184,509
2.493% Sr. Unsec. Nts., 2/15/27[1]	2,926,000	2,799,494
2.722% Sr. Unsec. Nts., 2/15/30[1]	5,967,000	5,609,598

		15,593,601

Industrial Conglomerates—0.1%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	2,343,000	2,412,858

Machinery—0.1%
Deere & Co., 3.10% Sr. Unsec. Nts., 4/15/30	886,000	979,312

Road & Rail—1.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	3,704,000	3,732,278
3.65% Sr. Unsec. Nts., 7/29/21[1]	1,585,000	1,606,295
4.00% Sr. Unsec. Nts., 7/15/25[1]	2,168,000	2,295,965
Ryder System, Inc.:
2.50% Sr. Unsec. Nts., 9/1/24	4,534,000	4,445,327
4.625% Sr. Unsec. Nts., 6/1/25	3,732,000	3,983,483
Union Pacific Corp.:
2.15% Sr. Unsec. Nts., 2/5/27	3,737,000	3,816,226
2.40% Sr. Unsec. Nts., 2/5/30	4,666,000	4,814,610

		24,694,184

Trading Companies & Distributors—0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50% Sr. Unsec. Nts., 5/26/22	4,369,000	4,067,162
Air Lease Corp., 3.00% Sr. Unsec. Nts., 2/1/30	6,244,000	5,000,845

		9,068,007

Information Technology—2.9%
Communications Equipment—0.2%
British Telecommunications plc, 4.50% Sr. Unsec. Nts., 12/4/23	2,788,000	3,029,798

29      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.7%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	$3,465,000	$3,470,009
Corning, Inc., 5.45% Sr. Unsec. Nts., 11/15/79	1,450,000	1,628,968
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	4,666,000	4,684,210
NXP BV/NXP Funding LLC/NXP USA, Inc.:
2.70% Sr. Unsec. Nts., 5/1/25[1]	916,000	928,201
3.15% Sr. Unsec. Nts., 5/1/27[1]	1,651,000	1,672,294
3.40% Sr. Unsec. Nts., 5/1/30[1]	808,000	815,631

		13,199,313
IT Services—0.4%
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	3,284,000	3,606,917
Global Payments, Inc., 3.20% Sr. Unsec. Nts., 8/15/29	2,243,000	2,314,466
Visa, Inc., 2.70% Sr. Unsec. Nts., 4/15/40	1,380,000	1,448,251

		7,369,634
Semiconductors & Semiconductor Equipment—1.1%
Analog Devices, Inc., 2.95% Sr. Unsec. Nts., 4/1/25	1,500,000	1,565,640
Broadcom, Inc., 4.70% Sr. Unsec. Nts., 4/15/25[1]	3,775,000	4,167,287
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	4,860,000	4,942,077
Micron Technology, Inc., 2.497% Sr. Unsec. Nts., 4/24/23	2,775,000	2,828,450
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	4,502,000	4,602,249
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[1]	2,902,000	3,043,980

		21,149,683
Software—0.1%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,461,000	1,588,701
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	2,540,000	3,314,423
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	4,335,000	4,501,711

		7,816,134
Materials—1.9%
Chemicals—0.4%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26	2,959,000	3,124,784
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	1,972,000	2,020,542
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	2,895,000	2,939,555

		8,084,881
Containers & Packaging—0.5%
Georgia-Pacific LLC, 1.75% Sr. Unsec. Nts., 9/30/25[1]	2,922,000	2,929,292
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	3,796,000	4,024,790
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	2,716,000	2,919,830

		9,873,912

30      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Metals & Mining—0.8%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	$1,168,000	$1,170,522
5.375% Sr. Unsec. Nts., 4/1/25[1]	4,514,000	4,858,641
5.625% Sr. Unsec. Nts., 4/1/30[1]	3,149,000	3,481,834
ArcelorMittal SA, 4.25% Sr. Unsec. Nts., 7/16/29	2,339,000	2,235,236
Newmont Corp., 2.25% Sr. Unsec. Nts., 10/1/30	3,043,000	3,017,895

		14,764,128
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 2.10% Sr. Unsec. Nts., 4/30/27[1]	3,999,000	3,998,592
Telecommunication Services—1.3%
Diversified Telecommunication Services—1.0%
AT&T, Inc.:
2.875% [EUAMDB05+314] Jr. Sub. Perpetual Bonds[2,8] EUR	4,600,000	4,655,865
4.30% Sr. Unsec. Nts., 2/15/30	3,413,000	3,853,618
4.35% Sr. Unsec. Nts., 6/15/45	1,426,000	1,565,256
4.50% Sr. Unsec. Nts., 3/9/48	1,981,000	2,254,748
T-Mobile USA, Inc., 3.50% Sr. Sec. Nts., 4/15/25[1]	3,805,000	4,013,324
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	2,387,000	3,156,207

		19,499,018
Wireless Telecommunication Services—0.3%
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	4,552,000	4,908,257
Utilities—2.4%
Electric Utilities—1.4%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	2,489,000	2,805,384
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,209,000	3,406,260
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	2,649,000	2,666,417
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[1]	4,406,000	4,434,347
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	1,205,000	1,440,639
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	2,528,000	2,784,812
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	2,354,000	2,607,018
Oklahoma Gas & Electric Co., 3.25% Sr. Unsec. Nts., 4/1/30	1,493,000	1,590,994
San Diego Gas & Electric Co., 3.32% Sec. Nts., 4/15/50	1,712,000	1,866,453
Southern Co. (The), 3.70% Sr. Unsec. Nts., 4/30/30	2,405,000	2,674,393

		26,276,717
Independent Power and Renewable Electricity Producers—0.2%
NextEra Energy Capital Holdings, Inc., 2.75% Sr. Sec. Nts., 5/1/25	1,251,000	1,333,757
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	2,254,000	2,321,820

		3,655,577

31      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities—0.8%
Ameren Corp.:
2.50% Sr. Unsec. Nts., 9/15/24	$3,286,000	$3,405,907
3.50% Sr. Unsec. Nts., 1/15/31	1,744,000	1,932,414
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	2,006,000	2,192,795
Dominion Energy, Inc.:
2.715% Jr. Sub. Nts., 8/15/21[7]	3,079,000	3,108,373
3.375% Sr. Unsec. Nts., 4/1/30	2,914,000	3,170,127
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28	2,548,000	2,682,750

		16,492,366

Total Corporate Bonds and Notes (Cost $824,311,942)		848,518,555
Municipal Bonds and Notes—0.5%
Grand Parkway Transportation Corp.; Series 2020, Ref. RB	4,655,000	4,679,904
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2020 C, Ref. RB	4,965,000	4,670,874

Total Municipal Bonds and Notes (Cost $9,620,000)		9,350,778
	Shares
Investment Company—16.3%
Invesco Liquid Assets Portfolio, Institutional Class, 0.60%[9,10] (Cost $309,918,477)	309,883,682	310,069,612
Total Investments, at Value (Cost $2,205,515,640)	116.5%	2,214,738,061
Net Other Assets (Liabilities)	(16.5)	(313,463,257)

Net Assets	100.0%	$1,901,274,804

Footnotes to Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2020 was $508,567,422, which represented 26.75% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $29,609,384 or 1.56% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $46,278 or 0.00% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.

32      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Footnotes to Schedule of Investments (continued)

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. The rate shown is the 7-day SEC standardized yield as of April 30, 2020.

10. Affiliated issuer. The issuer and/or the Fund is affiliated by having an investment adviser that is under common control of Invesco, Ltd. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2019	Gross Additions	Gross Reductions	Shares April 30, 2020
Investment Company
Invesco Liquid Assets Portfolio, Institutional Class	488,172,801	633,719,692	812,008,811	309,883,682
	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Liquid Assets Portfolio,
Institutional Class	$310,069,612	$3,163,596	$ (144,517)	$303,864

Futures Contracts as of April 30, 2020
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States
Treasury Long
Bonds	Buy	6/19/20	270	USD 45,048	$48,878,438	$3,830,039
United States
Treasury Nts., 10 yr.	Sell	6/19/20	565	USD 78,143	78,570,313	(427,348)
United States
Treasury Nts., 2 yr.	Buy	6/30/20	2,251	USD 492,710	496,187,228	3,477,478
United States
Treasury Nts., 5 yr.	Buy	6/30/20	33	USD 4,141	4,140,984	(324)
United States Ultra
10 yr.	Sell	6/19/20	440	USD 65,852	69,093,750	(3,241,439)
United States Ultra
Bonds	Buy	6/19/20	825	USD 166,665	185,444,531	18,779,809

						$22,418,215

Definitions
CD	Certificate of Deposit
EUR	Euro
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

33      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Definitions (Continued)

SOFRRATE	Secured Overnight Financing Rate
US0001M	International Exchange London Interbank Offered Rate USD 1 Month
US0003M	International Exchange London Interbank Offered Rate USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

34      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2020 Unaudited

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $1,895,597,163)	$1,904,668,449
Affiliated companies (cost $309,918,477)	310,069,612

2,214,738,061
Cash	1,128,182
Receivables and other assets:
Investments sold	67,714,089
Variation margin receivable - futures contracts	13,670,683
Interest and dividends	9,169,862
Shares of beneficial interest sold	4,672,536
Other	3,704,619

Total assets	2,314,798,032
Liabilities
Payables and other liabilities:
Investments purchased	407,986,732
Shares of beneficial interest redeemed	3,837,923
Transfer and shareholder servicing agent fees	541,027
Dividends	531,767
Distribution and service plan fees	219,600
Shareholder communications	159,546
Trustees’ compensation	134,354
Advisory fees	17,592
Administration fees	763
Other	93,924

Total liabilities	413,523,228

Net Assets	$1,901,274,804

Composition of Net Assets
Shares of beneficial interest	$1,799,621,029
Total distributable earnings	101,653,775

Net Assets	$1,901,274,804

35      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $639,699,618 and 89,099,068 shares of beneficial interest outstanding)	$7.18
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$7.50

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,565,977 and 11,909,689 shares of beneficial interest outstanding)	$7.18

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets of $62,993,831 and 8,778,154 shares of beneficial interest outstanding)	$7.18

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $464,112,857 and 65,027,819 shares of beneficial interest outstanding)	$7.14

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $19,215 and 2,676 shares of beneficial interest outstanding)	$7.18

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $648,883,306 and 90,455,729 shares of beneficial interest outstanding)	$7.17

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2020 Unaudited

Investment Income
Interest	$28,467,863
Dividends from affiliated companies	3,163,596

Total investment income	31,631,459

Expenses
Advisory fees	3,499,826
Administration fees	151,805
Distribution and service plan fees:
Class A	720,273
Class C	387,468
Class R	150,134
Transfer and shareholder servicing agent fees:
Class A	561,945
Class C	73,846
Class R	57,282
Class Y	486,222
Class R5	6
Class R6	16,659
Shareholder communications:
Class A	21,352
Class C	2,846
Class R	2,218
Class Y	19,851
Class R5	1
Class R6	35,932
Custodian fees and expenses	27,483
Trustees’ compensation	16,981
Other	151,475

Total expenses	6,383,605
Less waivers and reimbursement of expenses	(552,077)

Net expenses	5,831,528

Net Investment Income	25,799,931

37      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$59,048,718
Affiliated companies	(144,517)
Futures contracts	7,382,885
Foreign currency transactions	24,288

Net realized gain	66,311,374
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(45,427,991)
Affiliated companies	303,864
Foreign currency transactions	44
Futures contracts	27,284,266

Net change in unrealized appreciation/(depreciation)	(17,839,817)

Net Increase in Net Assets Resulting from Operations	$74,271,488

See accompanying Notes to Financial Statements.

38      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$25,799,931	$54,034,323	$69,352,279	$48,617,934
Net realized gain (loss)	66,311,374	72,309,310	(46,986,194)	5,526,752
Net change in unrealized appreciation/(depreciation)	(17,839,817)	67,195,518	(43,489,907)	21,751,540
Net increase (decrease) in net assets resulting from operations	74,271,488	193,539,151	(21,123,822)	75,896,226

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(8,479,762)	(13,178,229)	(16,250,373)	(16,718,573)
Class B	—	—	(6,305)	(57,323)
Class C	(802,446)	(1,632,772)	(2,376,012)	(2,214,788)
Class R	(778,728)	(1,260,809)	(1,646,902)	(1,547,383)
Class Y	(8,198,019)	(12,468,964)	(14,119,764)	(6,706,714)
Class R5	(301)	(205)	—	—
Class R6	(13,649,008)	(26,961,843)	(35,356,121)	(23,512,132)
Total distributions from distributable earnings	(31,908,264)	(55,502,822)	(69,755,477)	(50,756,913)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	64,022,804	49,669,025	(59,671,180)	(57,873,340)
Class B	—	—	(1,502,034)	(3,889,996)
Class C	8,830,705	(22,544,972)	(13,721,545)	(19,436,187)
Class R	3,148,393	2,331,371	(6,601,576)	(3,088,015)
Class Y	(76,352,423)	85,889,943	86,216,398	163,984,247
Class R5	—	18,343	—	—
Class R6	(334,543,875)	1,717,491	(47,424,178)	368,769,334
Total beneficial interest transactions	(334,894,396)	117,081,201	(42,704,115)	448,466,043

Net Assets
Total increase (decrease)	(292,531,172)	255,117,530	(133,583,414)	473,605,356
Beginning of period	2,193,805,976	1,938,688,446	2,072,271,860	1,598,666,504
End of period	$1,901,274,804	$2,193,805,976	$1,938,688,446	$2,072,271,860

See accompanying Notes to Financial Statements.

39      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2020 (Unaudited)	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.03	$6.57	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.08	0.17	0.21	0.18	0.17	0.21	0.22
Net realized and unrealized gain (loss)	0.17	0.46	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	0.25	0.63	(0.08)	0.29	0.19	0.04	0.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.17)	(0.21)	(0.19)	(0.17)	(0.22)	(0.23)
Distributions from net realized gain	(0.02)	0.00	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.10)	(0.17)	(0.21)	(0.19)	(0.17)	(0.22)	(0.23)
Net asset value, end of period	$7.18	$7.03	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	3.61%	9.73%	(1.12)%	4.29%	2.75%	0.51%	6.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$639,700	$563,054	$478,723	$561,713	$610,368	$508,179	$480,765
Average net assets (in thousands)	$594,107	$522,253	$508,876	$612,318	$596,259	$493,868	$412,758
Ratios to average net assets:[3]
Net investment income	2.30%	2.95%	3.18%	2.62%	2.41%	3.02%	3.23%
Expenses excluding specific expenses listed below	0.81%	0.81%	0.80%	0.87%	0.94%	0.95%	0.97%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.81%	0.81%	0.80%	0.87%	0.94%	0.95%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.77%	0.85%	0.85%	0.88%
Portfolio turnover rate[6,7]	126%	86%	64%	86%	80%	85%	137%

40      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.81%
Ten Months Ended October 31, 2019	0.82%
Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.87%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$2,330,940,682	$2,406,306,708
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

41      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2020 (Unaudited)	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.03	$6.58	$6.87	$6.77	$6.75	$6.93	$6.71
Income (loss) from investment operations:
Net investment income[1]	0.05	0.12	0.16	0.12	0.11	0.15	0.17
Net realized and unrealized gain (loss)	0.17	0.46	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	0.22	0.58	(0.13)	0.23	0.13	(0.02)	0.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.13)	(0.16)	(0.13)	(0.11)	(0.16)	(0.18)
Distributions from net realized gain	(0.02)	0.00	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.13)	(0.16)	(0.13)	(0.11)	(0.16)	(0.18)
Net asset value, end of period	$7.18	$7.03	$6.58	$6.87	$6.77	$6.75	$6.93

Total Return, at Net Asset Value[2]	3.20%	8.85%	(1.90)%	3.43%	1.92%	(0.30)%	5.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,566	$75,026	$91,596	$109,888	$127,465	$123,612	$111,342
Average net assets (in thousands)	$78,031	$85,866	$99,301	$116,477	$136,900	$117,611	$99,536
Ratios to average net assets:[3]
Net investment income	1.49%	2.15%	2.38%	1.79%	1.60%	2.20%	2.47%
Expenses excluding specific expenses listed below	1.57%	1.56%	1.55%	1.63%	1.69%	1.71%	1.72%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.57%	1.56%	1.55%	1.63%	1.69%	1.71%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.54%	1.55%[6]	1.60%	1.65%	1.65%	1.65%
Portfolio turnover rate[7,8]	126%	86%	64%	86%	80%	85%	137%

42      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.57%
Ten Months Ended October 31, 2019	1.57%
Year Ended December 31, 2018	1.55%
Year Ended December 31, 2017	1.63%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$2,330,940,682	$2,406,306,708
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2020 (Unaudited)	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.03	$6.57	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.07	0.15	0.19	0.16	0.14	0.19	0.20
Net realized and unrealized gain (loss)	0.17	0.47	(0.29)	0.10	0.02	(0.17)	0.23
Total from investment operations	0.24	0.62	(0.10)	0.26	0.16	0.02	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.16)	(0.19)	(0.16)	(0.14)	(0.20)	(0.21)
Distributions from net realized gain	(0.02)	0.00	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.09)	(0.16)	(0.19)	(0.16)	(0.14)	(0.20)	(0.21)
Net asset value, end of period	$7.18	$7.03	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	3.46%	9.47%	(1.41)%	3.95%	2.43%	0.20%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,994	$58,568	$52,539	$61,691	$63,752	$46,588	$36,272
Average net assets (in thousands)	$60,423	$55,185	$56,850	$64,342	$59,580	$42,837	$32,383
Ratios to average net assets:[3]
Net investment income	2.00%	2.66%	2.88%	2.29%	2.09%	2.70%	2.97%
Expenses excluding specific expenses listed below	1.07%	1.07%	1.05%	1.12%	1.19%	1.20%	1.22%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.07%	1.07%	1.05%	1.12%	1.19%	1.20%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%[6]	1.10%	1.15%	1.15%	1.15%
Portfolio turnover rate[7,8]	126%	86%	64%	86%	80%	85%	137%

44      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	1.07%
Ten Months Ended October 31, 2019	1.08%
Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.12%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$2,330,940,682	$2,406,306,708
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

45      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2020 (Unaudited)	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.53	$6.82	$6.72	$6.70	$6.88	$6.66
Income (loss) from investment operations:
Net investment income[1]	0.09	0.18	0.23	0.20	0.18	0.22	0.24
Net realized and unrealized gain (loss)	0.17	0.47	(0.29)	0.11	0.02	(0.17)	0.22
Total from investment operations	0.26	0.65	(0.06)	0.31	0.20	0.05	0.46
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.19)	(0.23)	(0.21)	(0.18)	(0.23)	(0.24)
Distributions from net realized gain	(0.02)	0.00	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.11)	(0.19)	(0.23)	(0.21)	(0.18)	(0.23)	(0.24)
Net asset value, end of period	$7.14	$6.99	$6.53	$6.82	$6.72	$6.70	$6.88

Total Return, at Net Asset Value[2]	3.78%	10.05%	(0.84)%	4.60%	3.01%	0.75%	7.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$464,113	$528,791	$413,373	$343,689	$177,047	$86,801	$54,531
Average net assets (in thousands)	$510,164	$450,502	$402,498	$218,842	$158,960	$73,372	$16,845
Ratios to average net assets:[3]
Net investment income	2.60%	3.25%	3.48%	2.93%	2.64%	3.25%	3.48%
Expenses excluding specific expenses listed below	0.57%	0.56%	0.55%	0.62%	0.69%	0.70%	0.71%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.57%	0.56%	0.55%	0.62%	0.69%	0.70%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.45%	0.48%	0.60%	0.60%	0.62%
Portfolio turnover rate[6,7]	126%	86%	64%	86%	80%	85%	137%

46      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.57%
Ten Months Ended October 31, 2019	0.57%
Year Ended December 31, 2018	0.55%
Year Ended December 31, 2017	0.62%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$2,330,940,682	$2,406,306,708
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

47      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019[1]

Per Share Operating Data

Net asset value, beginning of period	$7.03	$6.81

Income (loss) from investment operations:

Net investment income[2]	0.09	0.10

Net realized and unrealized gain	0.17	0.21

Total from investment operations	0.26	0.31

Dividends and/or distributions to shareholders:

Dividends from net investment income	(0.09)	(0.09)

Distributions from net realized gain	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.11)	(0.09)

Net asset value, end of period	$7.18	$7.03

Total Return, at Net Asset Value[3]	3.77%	4.60%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$19	$19

Average net assets (in thousands)	$19	$16

Ratios to average net assets:[4]

Net investment income	2.61%	3.29%

Expenses excluding specific expenses listed below	0.45%	0.41%

Interest and fees from borrowings	0.00%	0.00%

Total expenses[5]	0.45%	0.41%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.40%

Portfolio turnover rate[6,7]	126%	86%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.45%
Period Ended October 31, 2019	0.42%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$2,330,940,682	$2,406,306,708
Period Ended October 31, 2019	$7,090,795,832	$7,321,457,192

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

48      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Class R6	Six Months Ended April 30, 2020 (Unaudited)	Ten Months Ended October 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.02	$6.57	$6.86	$6.75	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.09	0.19	0.23	0.20	0.19	0.23	0.25
Net realized and unrealized gain
(loss)	0.17	0.45	(0.28)	0.12	0.01	(0.17)	0.22
Total from investment operations	0.26	0.64	(0.05)	0.32	0.20	0.06	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.19)	(0.24)	(0.21)	(0.19)	(0.24)	(0.25)
Distributions from net realized gain	(0.02)	0.00	0.00	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.11)	(0.19)	(0.24)	(0.21)	(0.19)	(0.24)	(0.25)
Net asset value, end of period	$7.17	$7.02	$6.57	$6.86	$6.75	$6.74	$6.92

Total Return, at Net Asset Value[2]	3.80%	9.91%	(0.77)%	4.81%	2.96%	0.85%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$648,883	$968,348	$902,457	$993,755	$614,674	$598,204	$581,836
Average net assets (in thousands)	$845,329	$950,667	$996,440	$757,851	$621,576	$592,163	$559,118
Ratios to average net assets:[3]
Net investment income	2.67%	3.31%	3.53%	2.98%	2.77%	3.35%	3.60%
Expenses excluding specific expenses listed below	0.38%	0.39%	0.41%	0.43%	0.50%	0.51%	0.53%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.38%	0.39%	0.41%	0.43%	0.50%	0.51%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.38%[6]	0.38%	0.40%	0.42%	0.49%	0.50%	0.52%
Portfolio turnover rate[7,8]	126%	86%	64%	86%	80%	85%	137%

49      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2020	0.38%
Ten Months Ended October 31, 2019	0.40%
Year Ended December 31, 2018	0.41%
Year Ended December 31, 2017	0.43%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended April 30, 2020	$2,330,940,682	$2,406,306,708
Ten Months Ended October 31, 2019	$7,090,795,832	$7,321,457,192
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

50      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2020 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Total Return Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished

51      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

52      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized

53      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions.

54      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

55      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

L.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll

56      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.40%
Next $500 million	0.35
Next $4 billion	0.33
Over $5 billion	0.31

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended April 30, 2020, the effective advisory fee rate incurred by the Fund was 0.34%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to

57      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/ or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.56%, 1.05%, 0.45%, 0.45% and 0.40%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2020, the Adviser waived advisory fees of $51,701 and reimbursed fund expenses of $186,412, $3,571, $5,799, and $304,594 for Class A, Class C, Class R, and Class Y, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.

58      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the six months ended April 30, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2020, IDI advised the Fund that IDI retained $35,863 in front-end sales commissions from the sale of Class A shares and $3,961 and $4,326 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where

59      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$357,743,720	$—	$357,743,720
Mortgage-Backed Obligations	—	599,089,637	—	599,089,637
U.S. Government Obligations	—	89,965,759	—	89,965,759
Corporate Bonds and Notes	—	848,518,555	—	848,518,555
Municipal Bonds and Notes	—	9,350,778	—	9,350,778
Investment Company	310,069,612	—	—	310,069,612
Total Investments, at Value	310,069,612	1,904,668,449	—	2,214,738,061
Other Financial Instruments:
Futures contracts	26,087,326	—	—	26,087,326
Total Assets	$336,156,938	$1,904,668,449	$—	$2,240,825,387
Liabilities Table
Other Financial Instruments:
Futures contracts	$(3,669,111)	$—	$—	$(3,669,111)
Total Liabilities	$(3,669,111)	$—	$—	$(3,669,111)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA

60      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of April 30, 2020:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts Futures contracts		$26,087,326	*	Futures contracts	$(3,669,111	)*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Six Months Ended April 30, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$7,382,885

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$27,284,266

The table below summarizes the six months ended average notional value of futures contracts during the period.

Futures contracts
Average notional amount	$740,182,378

Note 5 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the

61      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. Effective May 5, 2020 the custodian changed to State Street Bank and Trust.

Note 7 – Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2019.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2020 was $768,195,079 and $893,340,698, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,299,405,637 and $1,280,183,131, respectively. Cost of investments, including any derivatives, on a tax basis

62      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$71,819,036
Aggregate unrealized (depreciation) of investments	(40,178,362)

Net unrealized appreciation of investments	$31,640,674

Cost of investments for tax purposes is $2,770,084,543.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2020[1]		Ten Months Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class A
Sold	19,727,312	$139,285,311	17,591,364	$120,630,290
Automatic Conversion
Class C to Class A Shares	386,200	2,722,727	3,953,239	27,304,667
Dividends and/or distributions reinvested	1,094,763	7,726,571	1,710,790	11,726,348
Redeemed	(12,209,042)	(85,711,805)	(16,009,687)	(109,992,280)

Net increase (decrease)	8,999,233	$64,022,804	7,245,706	$49,669,025

Class C
Sold	3,499,795	$24,714,189	3,697,916	$25,378,701
Dividends and/or distributions reinvested	106,367	750,376	220,119	1,503,944
Automatic Conversion	(385,903)	(2,722,727)	(3,948,032)	(27,304,667)
Class C to Class A Shares Redeemed	(1,976,159)	(13,911,133)	(3,230,137)	(22,122,950)

Net increase (decrease)	1,244,100	$8,830,705	(3,260,134)	$(22,544,972)

Class R
Sold	2,056,400	$14,477,062	1,914,827	$13,118,614
Dividends and/or distributions reinvested	107,255	756,135	174,380	1,194,415
Redeemed	(1,720,912)	(12,084,804)	(1,752,564)	(11,981,658)

Net increase (decrease)	442,743	$3,148,393	336,643	$2,331,371

Class Y
Sold	32,006,148	$224,519,092	34,297,601	$234,244,240
Dividends and/or distributions reinvested	1,073,550	7,534,542	1,674,641	11,424,521
Redeemed	(43,729,547)	(308,406,057)	(23,586,165)	(159,778,818)

Net increase (decrease)	(10,649,849)	$(76,352,423)	12,386,077	$85,889,943

63      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended April 30, 2020[1]		Ten Months Ended October 31, 2019[2]
	Shares	Amount	Shares	Amount
Class R5[4]
Sold	—	$—	2,676	$18,343
Dividends and/or distributions reinvested	19	136	10	70
Redeemed	(19)	(136)	(10)	(70)

Net increase (decrease)	—	$—	2,676	$18,343

Class R6
Sold	16,039,085	$112,910,337	19,005,350	$129,427,718
Dividends and/or distributions reinvested	1,498,357	10,618,556	3,230,936	22,132,714
Redeemed	(64,961,041)	(458,072,768)	(21,820,885)	(149,842,941)

Net increase (decrease)	(47,423,599)	$(334,543,875)	415,401	$1,717,491

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	13,985,483	$92,855,375	29,192,515	$199,859,305
Automatic Conversion
Class C to Class A Shares	—	—	—	—
Dividends and/or distributions reinvested	2,130,641	14,107,289	2,109,844	14,450,494
Redeemed	(25,109,270)	(166,633,844)	(39,757,874)	(272,183,139)

Net increase (decrease)	(8,993,146)	$(59,671,180)	(8,455,515)	$(57,873,340)

Class B
Sold	3,299	$22,040	36,270	$248,153
Dividends and/or distributions reinvested	937	6,281	8,115	55,491
Redeemed[3]	(228,150)	(1,530,355)	(613,942)	(4,193,640)

Net increase (decrease)	(223,914)	$(1,502,034)	(569,557)	$(3,889,996)

Class C
Sold	2,246,907	$14,925,604	2,490,916	$17,059,039
Dividends and/or distributions reinvested	336,217	2,228,738	298,480	2,046,591
Automatic Conversion	—	—	—	—
Class C to Class A Shares
Redeemed	(4,653,836)	(30,875,887)	(5,632,824)	(38,541,817)

Net increase (decrease)	(2,070,712)	$(13,721,545)	(2,843,428)	$(19,436,187)

Class R
Sold	2,108,649	$13,992,585	3,041,345	$20,753,130
Dividends and/or distributions reinvested	224,479	1,485,564	197,783	1,354,194
Redeemed	(3,326,918)	(22,079,725)	(3,682,284)	(25,195,339)

Net increase (decrease)	(993,790)	$(6,601,576)	(443,156)	$(3,088,015)

64      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class Y
Sold	39,387,254	$260,293,307	39,044,407	$266,113,686
Dividends and/or distributions reinvested	1,893,915	12,453,580	789,486	5,376,972
Redeemed	(28,372,156)	(186,530,489)	(15,806,011)	(107,506,411)

Net increase (decrease)	12,909,013	$86,216,398	24,027,882	$163,984,247

Class R5[4]
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Class R6
Sold	41,773,138	$277,543,409	67,052,245	$458,608,265
Dividends and/or distributions reinvested	4,290,938	28,371,858	2,844,023	19,464,417
Redeemed	(53,535,790)	(353,339,445)	(15,983,317)	(109,303,348)

Net increase (decrease)	(7,471,714)	$(47,424,178)	53,912,951	$368,769,334

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 5% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 21% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 10 - Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds’ ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related

65      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Note 11 - Subsequent Event

Effective on or about September 30, 2020, the name of the Fund and all references thereto will change from Invesco Oppenheimer Total Return Bond Fund to Invesco Core Bond Fund.

66      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

67      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

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We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

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From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

68      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

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INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

70      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

•	Request that we amend, rectify, delete or update the personal data we hold about you;

•	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

71      INVESCO OPPENHEIMER TOTAL RETURN BOND FUND

Explore High-Conviction Investing with Invesco
Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
∎ Fund reports and prospectuses
∎ Quarterly statements
∎ Daily confirmations
∎ Tax forms
Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-TRB-SAR-1 06272020

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of June 17, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 17, 2020, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 8, 2020